                                GOLD TRACK SELECT

                                   PROSPECTUS



This prospectus describes Gold Track Select, a flexible premium group variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut ("MICC") (the "Company," "us" or "we").

The Contract's value will vary daily to reflect the investment experience of the funding options you select and the interest credited to the Fixed Account. The Variable Funding Options available for Contracts purchased on or after April 30, 2007 are:




AMERICAN FUNDS INSURANCE SERIES -- CLASS 2         Legg Mason Partners Managed Assets
  American Funds Global Growth Fund                   Portfolio -- Class A
  American Funds Growth Fund                       Lord Abbett Bond Debenture
  American Funds Growth-Income Fund                   Portfolio -- Class A
DELAWARE VIP TRUST -- STANDARD CLASS               Lord Abbett Growth and Income
  Delaware VIP Small Cap Value Series                 Portfolio -- Class B(+)
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL        Lord Abbett Mid-Cap Value Portfolio -- Class
  SHARES                                              B(+)
  Dreyfus Variable Investment Fund                 MFS(R) Value Portfolio -- Class A
     Appreciation Portfolio                        Met/AIM Capital Appreciation
  Dreyfus Variable Investment Fund Developing         Portfolio -- Class A
     Leaders Portfolio                             Met/AIM Small Cap Growth Portfolio -- Class
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS        A
  TRUST -- CLASS 2                                 Neuberger Berman Real Estate
  Templeton Developing Markets Securities Fund        Portfolio -- Class A
  Templeton Foreign Securities Fund                PIMCO Inflation Protected Bond
JANUS ASPEN SERIES -- SERVICE SHARES                  Portfolio -- Class A(+)
  Mid Cap Growth Portfolio                         Pioneer Fund Portfolio -- Class A
LEGG MASON PARTNERS VARIABLE EQUITY TRUST          Pioneer Strategic Income Portfolio -- Class
  Legg Mason Partners Variable Appreciation           A
     Portfolio -- Class I(+)                       Third Avenue Small Cap Value
  Legg Mason Partners Variable Capital and            Portfolio -- Class B(+)
     Income Portfolio -- Class I(+)              METLIFE INVESTMENT FUNDS, INC. -- CLASS I
  Legg Mason Partners Variable Equity Index        MetLife Investment Diversified Bond Fund
     Portfolio -- Class II(+)                      MetLife Investment International Stock Fund
  Legg Mason Partners Variable Fundamental         MetLife Investment Large Company Stock Fund
     Value Portfolio -- Class I(+)                 MetLife Investment Small Company Stock Fund
  Legg Mason Partners Variable Large Cap         METROPOLITAN SERIES FUND, INC.
     Growth Portfolio(+)                           BlackRock Aggressive Growth
  Legg Mason Partners Variable Small Cap              Portfolio -- Class D
     Growth Portfolio(+)                           BlackRock Bond Income Portfolio -- Class A
  Legg Mason Partners Variable Social              BlackRock Money Market Portfolio -- Class A
     Awareness Portfolio(+)                        FI Large Cap Portfolio -- Class A
LEGG MASON PARTNERS VARIABLE INCOME TRUST          FI Value Leaders Portfolio -- Class D
  Legg Mason Partners Variable Adjustable Rate     MFS(R) Total Return Portfolio -- Class F
     Income Portfolio(+)                           Oppenheimer Global Equity Portfolio -- Class
  Legg Mason Partners Variable High Income            B
     Portfolio(+)                                  Western Asset Management U.S. Government
MET INVESTORS SERIES TRUST                            Portfolio -- Class A
  Batterymarch Mid-Cap Stock                     PIMCO VARIABLE INSURANCE
     Portfolio -- Class A                          TRUST -- ADMINISTRATIVE CLASS
  BlackRock High Yield Portfolio -- Class A(+)     Total Return Portfolio
  BlackRock Large-Cap Core Portfolio -- Class    VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
     E(+)                                          Van Kampen Life Investment Trust Comstock
  Dreman Small-Cap Value Portfolio -- Class A         Portfolio
  Harris Oakmark International                   VARIABLE INSURANCE PRODUCTS FUND -- SERVICE
     Portfolio -- Class A                          CLASS 2
  Janus Forty Portfolio -- Class A(+)              VIP Contrafund(R) Portfolio
  Lazard Mid-Cap Portfolio -- Class B(+)           VIP Mid Cap Portfolio
                                                 METROPOLITAN SERIES FUND, INC. -- ASSET
                                                   ALLOCATION PORTFOLIOS -- CLASS B
                                                   MetLife Conservative Allocation Portfolio
                                                   MetLife Conservative to Moderate Allocation
                                                      Portfolio
                                                   MetLife Moderate Allocation Portfolio
                                                   MetLife Moderate to Aggressive Allocation
                                                      Portfolio
                                                   MetLife Aggressive Allocation Portfolio




-------

(+) This Variable Funding Option has been subject to a merger, substitution, name or other change. Please see Appendix C for more information.

The Fixed Account is described in a separate prospectus. The Contract, certain contract features and/or some of the funding options may not be available in all states.

This prospectus sets forth the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC") and it is incorporated by reference into this prospectus. To request a copy, write to us at: Annuity Operations and Services, One Cityplace, 185 Asylum Street, 3 CP, Hartford, CT 06103-3415, call 1-800-842-9406, or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                        PROSPECTUS DATED:  APRIL 30, 2007

                                TABLE OF CONTENTS





Glossary................................      4
Summary.................................      6
Fee Table...............................      9
Condensed Financial Information.........     15
The Annuity Contract And Your Retirement
  Plan..................................     15
The Annuity Contract....................     15
  Contract Owner Inquiries..............     16
  Allocated Contracts...................     16
  Unallocated Contracts.................     16
  Purchase Payments.....................     16
  Accumulation Units....................     17
  The Variable Funding Options..........     17
  Notice of Substitution................     19
  Asset Allocation Portfolios...........     25
Charges and Deductions..................     25
  General...............................     25
  Withdrawal Charge.....................     26
  Free Withdrawal Allowance.............     26
  Mortality and Expense Risk Charge.....     27
  Variable Liquidity Benefit Charge.....     27
  Variable Funding Option Expenses......     27
  Premium Tax...........................     27
  Changes in Taxes Based upon Premium or
     Value..............................     27
  Administrative Charge.................     28
  TPA Administrative Charges............     28
  CHART Program Fee.....................     28
Transfers...............................     28
  Market Timing/Excessive Trading.......     28
  Dollar Cost Averaging.................     30
Asset Allocation Services...............     31
  General...............................     31
  CHART Program.........................     32
  CHART Program Fees....................     33
Access to Your Money....................     33
  Account Reduction Loans...............     33
  Systematic Withdrawals................     34
Ownership Provisions....................     34
  Types of Ownership....................     34
  Contract Owner........................     34
  Beneficiary...........................     34
Death Benefit...........................     35
  Death Benefit Proceeds prior to
     Maturity Date......................     35
  Payment of Proceeds...................     36
  Death Benefit Proceeds after Maturity
     Date...............................     36
The Annuity Period......................     36
  Maturity Date.........................     36
  Allocation of Annuity.................     37
  Variable Annuity......................     37
  Fixed Annuity.........................     37
  Election of Options...................     37
  Retired Life Certificate..............     38
  Allocation of Cash Value during the
     Annuity Period.....................     38
  Annuity Options.......................     38
  Variable Liquidity Benefit............     39
Miscellaneous Contract Provisions.......     39
  Right to Return.......................     39
  Termination of Allocated Contracts....     39
  Contract Exchanges....................     41
  Suspension of Payments................     41
  Misstatement..........................     41
The Separate Account....................     41
  Performance Information...............     42
Federal Tax Considerations..............     42
  General Taxation of Annuities.........     43
  Types of Contracts: Qualified and Non-
     qualified..........................     43
     Qualified Annuity Contracts........     43
     Taxation of Qualified Annuity
       Contracts........................     44
     Mandatory Distributions for
       Qualified Plans..................     44
     Keogh..............................     44
     Section 403(b) Loans...............     45
     Designated Roth Accounts for 403(b)
       & 401(k) Plans...................     45
     Qualified Pension and Profit-
       Sharing Plans....................     47
     Section 457 Plans..................     47
     Taxation of Death Benefit
       Proceeds.........................     48
     Penalty for Premature
       Distributions....................     48
     The Employee Retirement Security
       Act of 1974......................     48
     Federal Income Tax Withholding &
       Eligible Rollover Distributions..     49
     Eligible Rollover Distributions....     49
     Other Non-Periodic Distributions...     49
     Periodic Distributions.............     50
     Tax Advice.........................     50
     Hurricane Relief...................     50
     Non-qualified Annuity Contracts....     50
     Diversification Requirements for
       Variable Annuities...............     52
     Ownership of the Investments.......     52
     Taxation of Death Benefit
       Proceeds.........................     52
  Other Tax Considerations..............     53
     Treatment of Charges for Optional
       Benefits.........................     53
     Penalty Tax for Premature
       Distribution.....................     54
     Puerto Rico Tax Considerations.....     54
     Non-Resident Aliens................     54
     Changes to Tax Rules and
       Interpretations..................     54
     Tax Credits and Deductions.........     54
Other Information.......................     55
  The Insurance Company.................     55
  Financial Statements..................     55
  Distribution of the Contracts.........     55
  Conformity with State and Federal
     Laws...............................     57
  Voting Rights.........................     57
  Contract Modification.................     58

  Restrictions on Financial
     Transactions.......................     58
  Legal Proceedings.....................     58
APPENDIX A: Condensed Financial
  Information for Separate Account QP...    A-1
APPENDIX B: Texas Optional Retirement
  Plan Participants.....................    B-1
APPENDIX C: Additional Information
  Regarding Underlying Funds............    C-1
APPENDIX D: Portfolio Legal and
  Marketing Names.......................    D-1
APPENDIX E: Contents of the Statement of
  Additional Information................    E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CERTIFICATE -- the document issued to Participants under a master group contract.

CERTIFICATE YEARS -- twelve month periods beginning with the Certificate Date.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract or Certificate is issued.

CONTRACT DISCONTINUANCE -- termination by the Contract Owner of the Contract and all Certificates, if any.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments allocated to a Contract or Certificate, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals. The Contract Value may also be referred to as "Cash Value."

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or any other office that we may designate for the purpose of administering this contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PARTICIPANT -- an individual participating under a group contract.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, 414(d) or 457 of the Code.

SEPARATE ACCOUNT -- MetLife of CT Separate Account QP for Variable Annuities, a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION --a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- "You", depending on the context, may be the Participant or the Contract Owner and a natural person, a trust established for the benefit of a natural person, a charitable remainder trust, or a plan (or the employer purchaser who has purchased the Contact on behalf of the plan).

                                    SUMMARY:

                            GOLD TRACK SELECT ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE VARIABLE ANNUITY CONTRACT? The Contract offered by the MetLife Insurance Company of Connecticut is intended for retirement savings or other long-term investment purposes.

The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account. We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income ("Annuity Payments") you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive annuity payments in the form of a variable annuity, a fixed annuity or a combination of both. If you elect variable Annuity Payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with qualified retirement plans (which include contracts qualifying under Section 401(a), 403(b), or 457 of the Code). The Contract may also be issued for non-qualified and unfunded deferred compensation plans, which do not qualify for special treatment under the Code, and, with respect to plans of governmental employers, for qualified excess benefit arrangements. Purchase of this Contract through a Plan does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing the Contract for its Death Benefit, Annuity Option Benefits or other non-tax related benefits. The Contract may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

The minimum Purchase Payment allowed is an average of $1,000 annually per individual certificate, or $10,000 annually per group contract.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

WHO IS THE CONTRACT ISSUED TO? If a group allocated Contract is purchased, we issue certificates to the individual Participants. If a group unallocated Contract is purchased, we issue only the Contract. Where we refer to "you," we are referring to the group Participant. Where we refer to your Contract, we are referring to a group unallocated Contract or individual certificate, as applicable.

Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar-cost averaging, the CHART program, etc.). Your retirement plan provisions supersede the prospectus. If you have any questions about your specific retirement plan, contact your plan administrators.

IS THERE A RIGHT TO RETURN PERIOD? If the Contract is issued to a tax-deferred annuity plan, deferred compensation plan or combined qualified/tax-deferred annuity plan, and you cancel the Contract within ten days after you receive it, you receive a full refund of the cash value plus any Contract charges you paid (but not fees and charges assessed by the Underlying Funds). The number of days for the right to return varies by state. Depending on state law, we may refund all of your purchase payments or your Cash Value. You bear the investment risk on the Purchase Payments allocated to a Variable Funding Option during the free look period; therefore, the cash value returned to you may be greater or less than your Purchase Payment. The cash value will be determined as of the close of business on the day we receive a Written Request for a refund. There is no right to return period for unallocated contracts.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may also transfer between the Fixed Account and the non-competing Variable Funding Options at least once every six months, provided no more than 20% of the Fixed Account value is transferred out in any Contract Year. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least three months from the date of the transfer. Please refer to your Contract for restrictions on transfers to and from the Fixed Account.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct a maximum sub-account administrative charge of .10% annually, depending upon the terms of your allocated contract. We deduct a maximum annual insurance charge of 1.20% of the amounts you direct to the Variable Funding Options. Each Variable Funding Option also charges for management costs and other expenses.

If you withdraw amounts from the Contract, a surrender charge may apply. The amount of the charge depends on the length of time the Contract has been in force. If you withdraw all amounts under the Contract, or if you begin receiving annuity/income payments, we may be required by your state to deduct a premium tax.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn. Please refer to The Annuity Period for a description of this benefit.

If you are a participant in the CHART asset allocation program, the maximum charge is 1.00% annually, deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn. Under Non-Qualified Contracts, withdrawals are considered to be made first from taxable earnings.

For Owners of qualified Contracts, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the owner, joint owner or Annuitant. Assuming you are the Annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death. The death benefit is calculated as of the close of the business day on which the Home Office receives Due Proof of Death. Please refer to the Death Benefit section of the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - CHART ASSET ALLOCATION PROGRAM. Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll. Participants enter into a separate investment advisory agreement with MetLife Investment Fund Services LLC ("MIFS"), an affiliate of the Company, for the purpose of receiving asset allocation advice under MIFS's CHART Program (the "program"). Under the program, participants allocate Contract Value according to asset allocation models developed by MIFS in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. The program is not a part of the Contract issued by the Company, and is closed to new participants. The program is fully described in a separate disclosure statement prepared by MIFS.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.



CONTRACT OWNER MAXIMUM TRANSACTION EXPENSES
SURRENDER CHARGE:                                                                     5%(1)
As a percentage of amount surrendered
ACCOUNT REDUCTION LOAN INITIATION FEE                                            $75.00(2)
VARIABLE LIQUIDITY BENEFIT CHARGE:                                                    5%(3)


As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

ADMINISTRATIVE CHARGES



Funding Option Administrative Charge                                              0.10%
(As a percentage of amounts allocated to the Variable Funding Options under allocated contracts)


MAXIMUM ANNUAL SEPARATE ACCOUNT CHARGES



Mortality & Expense Risk Charge                                                   1.20%(4)
(As a percentage of average daily net assets of the Separate Account)


---------
(1)   The surrender charge declines to zero after end of the 8th
      Contract/Certificate Year. The charge is as follows:


CONTRACT/CERTIFICATE YEAR    SURRENDER CHARGE
-------------------------    ----------------


           0-2                      5%
           3-4                      4%
           5-6                      3%
           7-8                      2%
            9+                      0%


(2) Loans will be charged an initial set-up fee of $75.00. This fee can be included in the loan or paid in advance.

(3) The withdrawal charge only applies when you make a surrender after beginning to receive Annuity Payouts. The charge is as follows.


CONTRACT/CERTIFICATE YEAR    WITHDRAWAL CHARGE
-------------------------    -----------------


           0-2                       5%
           3-4                       4%
           5-6                       3%
           7-8                       2%
            9+                       0%


(4) We are waiving the following amounts of the Mortality & Expense Risk charge on these Subaccounts: 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund, Inc. and 0.11% of the Subaccount investing in the BlackRock High Yield Portfolio of the Met Investors Series Trust. We are also waiving an amount equal to the underlying fund expenses that are in excess of 0.91% for the Subaccount investing in the Harris Oakmark International Portfolio of the Met Investors Series Trust; an amount equal to the underlying fund expenses that are in excess of 0.87% for the Subaccount investing in the Lord Abbett Growth and Income -- Class B of the Met Investors Series Trust; an amount equal to the underlying fund expenses that are in excess of 0.65% for the Subaccount investing in the PIMCO Inflation Protected Bond Portfolio -- Class A for the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 0.72% for the Subaccount investing in the Capital Guardian U.S. Equity
      Portfolio -- Class A of the Metropolitan Series Fund, Inc.; and an amount equal to the underlying fund expenses that are in excess of 1.12% for the Subaccount investing in the Lord Abbett Mid-Cap Value Portfolio -- Class B of the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 1.10% for the Subaccount investing in the Third Avenue Small Cap Value Portfolio -- Class B of the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 1.18% for the Subaccount investing in the MFS(R) Research International Portfolio -- Class B of the Met Investors Series Trust.




MAXIMUM ANNUAL FEE FOR CHART PROGRAM                                              1.00%(5)


EFFECTIVE FEBRUARY 1, 2006, THE CHART ASSET ALLOCATION PROGRAM IS CLOSED TO NEW PARTICIPANTS. IF YOU ENROLLED IN THE PROGRAM PRIOR TO FEBRUARY 1, 2006, YOU MAY CONTINUE TO MAKE ADDITIONAL PURCHASE PAYMENTS INTO THE PROGRAM. IF YOU CANCEL YOUR ENROLLMENT IN THE PROGRAM, YOU MAY NOT RE-ENROLL.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee,distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

(5) The annual fee applies only to participants in the CHART Program. For participants with Contract Value of $25,000 or less, the annual investment advisory fee is 1.00%; for participants with Contract Value between $25,001 and $50,000, the annual investment advisory fee is 0.75%; for participants with Contract Value between $50,001 and $75,000, the annual investment advisory fee is 0.50%; for participants with Contract Value between $75,001 and$100,000, the annual investment advisory fee is 0.35%; for participants with Contract Value between $100,001 and $250,000, the annual investment advisory fee is 0.25%; for participants Contract Value between $250,001 and $500,000, the annual investment advisory fee is 0.15%; and for participants with Contract Value of $500,001 and higher, the annual investment advisory fee is 0.10%. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                       MINIMUM        MAXIMUM
                                                                     -----------    -----------


TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets,
including management fees, distribution and/or service fees (12b-
1), and other expenses)..........................................       0.38%          1.72%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE    NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER          ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT     EXPENSES*
----------------                       ------------  --------------  ----------  -----------  -----------------  -----------


AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth Fund..  0.55%         0.25%           0.03%       0.83%        --                 0.83%
  American Funds Growth Fund.........  0.32%         0.25%           0.02%       0.59%        --                 0.59%
  American Funds Growth-Income Fund..  0.27%         0.25%           0.01%       0.53%        --                 0.53%
DELAWARE VIP TRUST -- STANDARD CLASS
  Delaware VIP Small Cap Value
     Series..........................  0.72%         --              0.11%       0.83%        --                 0.83%
DREYFUS VARIABLE INVESTMENT FUND
  -- INITIAL SHARES
  Dreyfus Variable Investment Fund
     Appreciation Portfolio..........  0.75%         --              0.07%       0.82%        --                 0.82%
  Dreyfus Variable Investment Fund
     Developing Leaders Portfolio**..  0.75%         --              0.09%       0.84%        --                 0.84%

                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE    NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER          ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT     EXPENSES*
----------------                       ------------  --------------  ----------  -----------  -----------------  -----------

FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio........  0.57%         0.10%           0.09%       0.76%        --                 0.76%
  Dynamic Capital Appreciation
     Portfolio+......................  0.56%         0.25%           0.24%       1.05%        --                 1.05%
  VIP Mid Cap Portfolio..............  0.57%         0.25%           0.09%       0.93%        --                 0.93%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST -- CLASS 2
  Templeton Developing Markets
     Securities Fund.................  1.23%         0.25%           0.24%       1.72%        --                 1.72%
  Templeton Foreign Securities Fund..  0.63%         0.25%           0.18%       1.06%        0.03%              1.03%(1)
JANUS ASPEN SERIES -- SERVICE SHARES
  Mid Cap Growth Portfolio...........  0.64%         0.25%           0.06%       0.95%        --                 0.95%
  Worldwide Growth Portfolio+........  0.60%         --              0.04%       0.64%        --                 0.64%
LEGG MASON PARTNERS VARIABLE EQUITY
  TRUST
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio -- Class I+++.........  0.75%         --              0.02%       0.77%        --                 0.77%
  Legg Mason Partners Variable
     Appreciation Portfolio -- Class
     I...............................  0.70%         --              0.02%       0.71%        --                 0.72%
  Legg Mason Partners Variable
     Capital and Income
     Portfolio -- Class I............  0.75%         --              0.08%       0.83%        --                 0.83%(2)
  Legg Mason Partners Variable
     Dividend Strategy Portfolio+++..  0.65%         --              0.24%       0.89%        --                 0.89%
  Legg Mason Partners Variable Equity
     Index Portfolio -- Class II.....  0.31%         0.25%           0.03%       0.59%        --                 0.59%
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I............  0.75%         --              0.02%       0.77%        --                 0.77%
  Legg Mason Partners Variable
     International All Cap
     Opportunity Portfolio+++........  0.85%         --              0.09%       0.94%        --                 0.94%
  Legg Mason Partners Variable
     Investors Portfolio -- Class
     I+..............................  0.65%         --              0.07%       0.72%        --                 0.72%
  Legg Mason Partners Variable Large
     Cap Growth Portfolio -- Class
     I++.............................  0.75%         --              0.04%       0.79%        --                 0.79%
  Legg Mason Partners Variable Small
     Cap Growth Portfolio -- Class
     I...............................  0.75%         --              0.21%       0.96%        --                 0.96%
  Legg Mason Partners Variable Social
     Awareness Portfolio++...........  0.66%         --              0.12%       0.78%        --                 0.78%
LEGG MASON PARTNERS VARIABLE INCOME
  TRUST
  Legg Mason Partners Variable
     Adjustable Rate Income
     Portfolio++.....................  0.55%         0.25%           0.22%       1.02%        --                 1.02%
  Legg Mason Partners Variable High
     Income Portfolio++..............  0.60%         --              0.06%       0.66%        --                 0.66%
  Legg Mason Partners Variable Money
     Market Portfolio+++.............  0.45%         --              0.03%       0.48%        --                 0.48%
MET INVESTORS SERIES TRUST(3)
  Batterymarch Mid-Cap Stock
     Portfolio -- Class A............  0.70%         --              0.11%       0.81%        --                 0.81%(4)
  BlackRock High Yield Portfolio --
     Class A.........................  0.60%         --              0.32%       0.92%        --                 0.92%(5)
  BlackRock Large-Cap Core
     Portfolio --  Class E...........  0.63%         0.15%           0.22%       1.00%        --                 1.00%(6)
  Dreman Small-Cap Value
     Portfolio --  Class A...........  0.82%         --              0.37%       1.19%        0.09%              1.10%(7)
  Harris Oakmark International
     Portfolio --  Class A...........  0.78%         --              0.13%       0.91%        --                 0.91%
  Janus Forty Portfolio -- Class A...  0.65%         --              0.06%       0.71%        --                 0.71%(8)
  Lazard Mid-Cap Portfolio -- Class
     B...............................  0.70%         0.25%           0.06%       1.01%        --                 1.01%
  Legg Mason Partners Managed Assets
     Portfolio -- Class A............  0.50%         --              0.11%       0.61%        --                 0.61%(9)
  Lord Abbett Bond Debenture
     Portfolio --  Class A...........  0.50%         --              0.04%       0.54%        --                 0.54%

                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE    NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER          ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT     EXPENSES*
----------------                       ------------  --------------  ----------  -----------  -----------------  -----------

  Lord Abbett Growth and Income
     Portfolio -- Class B............  0.50%         0.25%           0.03%       0.78%        --                 0.78%
  Lord Abbett Mid-Cap Value
     Portfolio -- Class B............  0.68%         0.25%           0.07%       1.00%        --                 1.00%
  MFS(R) Emerging Markets Equity
     Portfolio -- Class A+...........  1.04%         --              0.29%       1.33%        0.03%              1.30%(10)
  MFS(R) Research International
     Portfolio --  Class B+..........  0.72%         0.25%           0.14%       1.11%        --                 1.11%
  MFS(R) Value Portfolio -- Class A..  0.73%         --              0.23%       0.96%        --                 0.96%(11)
  Met/AIM Capital Appreciation
     Portfolio --  Class A...........  0.77%         --              0.09%       0.86%        --                 0.86%(12)
  Met/AIM Small Cap Growth
     Portfolio --  Class A...........  0.87%         --              0.06%       0.93%        --                 0.93%(13)
  Neuberger Berman Real Estate
     Portfolio -- Class A............  0.64%         --              0.04%       0.68%        --                 0.68%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A............  0.50%         --              0.05%       0.55%        --                 0.55%
  Pioneer Fund Portfolio -- Class A..  0.75%         --              0.30%       1.05%        0.05%              1.00%(14)
  Pioneer Strategic Income
     Portfolio -- Class A............  0.70%         --              0.12%       0.82%        --                 0.82%(15)
  Third Avenue Small Cap Value
     Portfolio -- Class B............  0.74%         0.25%           0.04%       1.03%        --                 1.03%
METLIFE INVESTMENT FUNDS -- CLASS
  I(16)
  MetLife Investment Diversified Bond
     Fund............................  0.41%         --              0.09%       0.50%        0.01%              0.49%(17)
  MetLife Investment International
     Stock Fund......................  0.73%         --              0.20%       0.93%        0.01%              0.92%
  MetLife Investment Large Company
     Stock Fund......................  0.52%         --              0.11%       0.63%        0.01%              0.62%
  MetLife Investment Small Company
     Stock Fund......................  0.64%         --              0.14%       0.78%        0.01%              0.77%(18)
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth
     Portfolio -- Class D............  0.72%         0.10%           0.06%       0.88%        --                 0.88%
  BlackRock Bond Income
     Portfolio -- Class A............  0.39%         --              0.07%       0.46%        0.01%              0.45%(19)
  BlackRock Money Market
     Portfolio --  Class A...........  0.34%         --              0.04%       0.38%        0.01%              0.37%(20)
  Capital Guardian U.S. Equity
     Portfolio -- Class A+...........  0.66%         --              0.06%       0.72%        --                 0.72%
  FI Large Cap Portfolio -- Class A..  0.78%         --              0.06%       0.84%        --                 0.84%(21)
  FI Value Leaders Portfolio -- Class
     D...............................  0.64%         0.10%           0.07%       0.81%        --                 0.81%
  MFS(R) Total Return
     Portfolio -- Class F............  0.53%         0.20%           0.05%       0.78%        --                 0.78%(22)
  Oppenheimer Global Equity
     Portfolio --  Class B...........  0.53%         0.25%           0.09%       0.87%        --                 0.87%
  Western Asset Management U.S.
     Government Portfolio -- Class
     A...............................  0.50%         --              0.07%       0.57%        --                 0.57%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Total Return Portfolio.............  0.25%         0.15%           0.25%       0.65%        --                 0.65%
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT Discovery Growth Fund+...  0.70%         0.25%           0.55%       1.50%        --                 1.50%
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
  Comstock Portfolio.................  0.56%         0.25%           0.03%       0.84%        --                 0.84%
  Strategic Growth Portfolio+........  0.70%         0.25%           0.08%       1.03%        --                 1.03%
  Enterprise Portfolio+..............  0.50%         0.25%           0.18%       0.93%        --                 0.93%
WELLS FARGO VARIABLE TRUST
  Wells Fargo Advantage VT Small/Mid
     Cap Value Fund+.................  0.75%         0.25%           0.46%       1.46%        0.32%              1.14%





                                                                                                                       NET TOTAL
                                                                                                                         ANNUAL
                                                                                                                       OPERATING
                                               DISTRIBUTION                  TOTAL      CONTRACTUAL FEE   NET TOTAL     EXPENSES
                                                  AND/OR                     ANNUAL          WAIVER         ANNUAL     INCLUDING
                                 MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE   OPERATING    UNDERLYING
UNDERLYING FUND:                     FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT    EXPENSES*  FUND EXPENSES
----------------                ------------  --------------  ----------  -----------  -----------------  ---------  -------------


METROPOLITAN SERIES FUND, INC.
  MetLife Aggressive
     Allocation
     Portfolio -- Class B.....      0.10%          0.25%         0.07%       0.42%           0.07%          0.35%      1.10%(23)
  MetLife Conservative
     Allocation
     Portfolio -- Class B.....      0.10%          0.25%         0.09%       0.44%           0.09%          0.35%      0.96%
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B.....      0.10%          0.25%         0.02%       0.37%           0.02%          0.35%      1.00%

                                                                                                                       NET TOTAL
                                                                                                                         ANNUAL
                                                                                                                       OPERATING
                                               DISTRIBUTION                  TOTAL      CONTRACTUAL FEE   NET TOTAL     EXPENSES
                                                  AND/OR                     ANNUAL          WAIVER         ANNUAL     INCLUDING
                                 MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE   OPERATING    UNDERLYING
UNDERLYING FUND:                     FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT    EXPENSES*  FUND EXPENSES
----------------                ------------  --------------  ----------  -----------  -----------------  ---------  -------------

  MetLife Moderate Allocation
     Portfolio -- Class B.....      0.10%          0.25%         0.01%       0.36%           0.01%          0.35%      1.05%
  MetLife Moderate to
     Aggressive Allocation
     Portfolio -- Class B.....      0.10%          0.25%         0.01%       0.36%           0.01%          0.35%      1.10%


---------
* New Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+     Closed to new investors.
++ Fees and expenses of the Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.
(1) Other Expenses include 0.03% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).
(2) Other expenses have been estimated based on expenses incurred by Class II shares because no Class I shares were outstanding on December 31, 2006.
(3) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(4) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(5) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(6) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.
(7) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.10%, excluding 12b-1 fees.
(8) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(9) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(10) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees. The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.
(11) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(12) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(13) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(14) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%, excluding 12b-1 fees.
(15) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.

(16) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(17) Assumes fee schedules were in place for the full year with Wellington Management Company, LLP.
(18) Assumes fee schedules were in place for the full year with Delaware Management Company.
(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(21) The Management Fee has been reinstated to reflect current fees and has been in effect for the previous fiscal year.
(22) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(23) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Strategy Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Strategy Portfolio. Contract and Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract or Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory LLC. (See the fund prospectus for a description of each Portfolio's target allocation.) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.

** Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.


Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the portfolios. A contract owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

EXAMPLE #1 --


                                                 IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                       END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $813       $1,314      $1,890      $3,390       $313        $954       $1,620
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $679         $913      $1,221      $2,062       $179        $553         $951

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                           AT END OF
                                            PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $3,390
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $2,062


EXAMPLE #2 -- This example assumes that you have elected the CHART program at the maximum fee.

Under the CHART program, you (or participants) choose to enter into a separate investment advisory agreement with MIFS for the purpose of receiving asset allocation advice The example assumes that your Contract Value is allocated to the most expensive and least expensive Underlying Funds; however, under the program, your or participants'

Contract Value is currently allocated amongst four Underlying Funds, each of which is substantially less expensive than the example reflecting the maximum total operating expenses. The program is not part of the Contract issued by the Company.


                                                 IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                       END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $911       $1,604      $2,359      $4,262       $411       $1,244      $2,089
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $779       $1,214      $1,724      $3,072       $279         $854      $1,454

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                           AT END OF
                                            PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $4,262
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $3,072


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendix A.

                  THE ANNUITY CONTRACT AND YOUR RETIREMENT PLAN

--------------------------------------------------------------------------------

If you participate through a retirement plan or other group arrangement, the Contract may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and Annuity options.

The Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Contract Value. Also, the Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix B for specific information which applies to you.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Gold Track Select Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date (referred to as the Annuity Commencement Date" in your Contract). The Purchase Payments accumulate tax-deferred in the funding options of your choice. We offer multiple Variable Funding Options, and one Fixed Account option. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Cash Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Cash Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Cash Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Purchase of this Contract through a tax-qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits. You should consult with your financial advisor to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9046.

ALLOCATED CONTRACTS

A group allocated contract will cover all present and future Participants under the Contract. A Participant under an allocated contract receives a certificate that evidences participation in the Contract.

UNALLOCATED CONTRACTS

We offer an unallocated annuity contract, designed for use with certain Qualified Plans where the employer has secured the services of a Third Party Administrator (TPA).

We will issue the Contracts to an employer or the trustee(s) or custodian of an employer's Qualified Plan. We hold all Purchase Payments under the Contract, as directed by the Contract Owner. There are no individual accounts under the unallocated Contracts for individual Participants in the Qualified Plan.

PURCHASE PAYMENTS

The minimum Purchase Payment allowed is an average of $1,000 annually per individual certificate, or $10,000 annually per group contract. The initial Purchase Payment is due and payable before the Contract becomes effective. We may refuse to accept total purchase payments over $3,000,000.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

We will provide you with the address of the office to which purchase payments are to be sent.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or liquidate for a withdrawal request) is determined by dividing the amount directed to each funding option (or taken from each funding option) by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and may be in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the advisor's or subadvisor's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's advisor or subadvisor is one of our affiliates or whether the Underlying Fund, its advisor, its subadvisor(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Cash Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment advisor (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisors or subadvisors (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%. Additionally, an investment advisor or subadvisor of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the advisor or subadvisor (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisors MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee
Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution Contracts"). Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Underlying Funds 12b-1 Plan decrease the Underlying Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Contracts.")

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisors and its fees. You may obtain an Underlying Fund prospectus by calling 1-800-842-9406 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

NOTICE OF SUBSTITUTION

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut, (together the "Company") filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove the four MetLife Investment Funds ("Existing Funds") and substitute four new Underlying Funds ("Replacement Funds") as shown below. The Replacement Funds are portfolios of the Metropolitan Series Fund, Inc. Each Replacement Fund will be added as an Underlying Fund on or before the date of the substitution.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitutions are in the best interest of Contract Owners. Each Replacement Fund will have at least a similar investment objective and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about November 9, 2007.

The proposed substitution and respective subadviser is:


        EXISTING FUND AND SUBADVISERS                 REPLACEMENT FUND AND SUBADVISER
---------------------------------------------  ---------------------------------------------


METLIFE INVESTMENT LARGE COMPANY STOCK FUND    METLIFE STOCK INDEX PORTFOLIO
  Wellington Management Company LLP,             MetLife Investment Advisors Company, LLC
     ClearBridge Advisors, LLC and SsgA Funds
     Management, Inc.
METLIFE INVESTMENT SMALL COMPANY STOCK FUND    RUSSELL 2000(R) PORTFOLIO OF MET SERIES FUND
  Delaware Management Company, OFI               MetLife Investment Advisors Company, LLC
     Institutional Asset Management, Inc. and
     SsgA Funds Management, Inc.
METLIFE INVESTMENT INTERNATIONAL STOCK FUND    MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  AllianceBernstein L.P., Oechsle                MetLife Investment Advisors Company, LLC
     International Advisors LLC and SsgA
     Funds Management, Inc.
METLIFE INVESTMENT DIVERSIFIED BOND FUND       LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
                                                 PORTFOLIO
  Western Asset Management Company,              MetLife Investment Advisors Company, LLC
     Wellington Management Company LLP and
     SsgA Funds Management, Inc.


Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitutions.

     - The elections you have on file for allocating your Contract Value and Purchase Payments will be redirected to the Replacement Funds unless you change your elections and transfer your Contract Value before the substitutions take place.

     - You may transfer amounts in your Contract among the variable funding options and the fixed option as usual. The substitutions will not be treated as transfers for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" and excessive trading activities by Contract Owners or agents of Contract Owners.

     - If you make one transfer from one of the above Existing Funds before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitutions, your Contract Value in the variable funding options will be the same as before the substitutions. However, the number of units you receive in the Replacement Funds will be different from the number of units in your Existing Funds, due to the difference in unit values.

     -    There will be no tax consequences to you.

Following the substitutions, if you had Contract Value in an Existing Fund, we will send you a prospectus for Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of the transfers. Please contact your registered representative if you have any questions.

                                  *  *  *  *  *

The current Variable Funding Options are listed below, along with their investment advisors and any subadvisor:



             FUNDING                           INVESTMENT
              OPTION                           OBJECTIVE                INVESTMENT ADVISOR/SUBADVISOR
---------------------------------  ---------------------------------  ---------------------------------


AMERICAN FUNDS INSURANCE SERIES
  American Funds Global Growth     Seeks capital appreciation         Capital Research and Management
     Fund -- Class 2               through stocks.                    Company ("CRMC")
  American Funds Growth            Seeks capital appreciation         CRMC
     Fund -- Class 2               through stocks.
  American Growth-Income           Seeks both capital appreciation    CRMC
     Fund -- Class 2               and income.
DELAWARE VIP TRUST
  Delaware VIP Small Cap Value     Seeks capital appreciation.        Delaware Management Company
     Series -- Standard Class
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus Variable Investment      Seeks long-term capital growth     The Dreyfus Corporation
     Fund Appreciation             consistent with the preservation   ("Dreyfus")
     Portfolio -- Initial Shares   of capital. Its secondary goal is  Subadvisor: Fayez Serofim & Co.
                                   current income.
  Dreyfus Variable Investment      Seeks capital growth.              Dreyfus
     Fund Developing Leaders
     Portfolio -- Initial Shares
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Templeton Developing Markets     Seeks long-term capital            Templeton Asset Management Ltd.
     Securities Fund -- Class 2    appreciation.
  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund -- Class 2                                                  Subadvisor: Franklin Templeton
                                                                      Investment Management Limited
JANUS ASPEN SERIES
  Mid Cap Growth                   Seeks long-term growth of          Janus Capital Management LLC
     Portfolio -- Service Shares   capital.                           ("JCM")
  Worldwide Growth                 Seeks long-term growth of capital  JCM
     Portfolio -- Service Shares+  in a manner consistent with the preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
     Appreciation                  capital. This objective may be     LLC ("LMPFA")
     Portfolio -- Class I          changed without shareholder        Subadvisor: ClearBridge Advisors,
                                   approval.                          LLC ("CBA")
  Legg Mason Partners Variable     Seeks capital appreciation. This   LMPFA
     Aggressive Growth             objective may be changed without   Subadvisor: CBA
     Portfolio -- Class I+         shareholder approval.
  Legg Mason Partners Variable     Seeks total return (that is, a     LMPFA
     Capital and Income            combination of income and long-    Subadvisor: CBA and Western Asset
     Portfolio -- Class I          term capital appreciation).        Management Company ("WAM")

             FUNDING                           INVESTMENT
              OPTION                           OBJECTIVE                INVESTMENT ADVISOR/SUBADVISOR
---------------------------------  ---------------------------------  ---------------------------------

  Legg Mason Partners Variable     Seeks capital appreciation,        LMPFA
     Dividend Strategy Portfolio+  principally through investments    Subadvisor: CBA
                                   in dividend-paying stocks. This
                                   objective may be changed without
                                   shareholder approval.
  Legg Mason Partners Variable     Seeks investment results that,     LMPFA
     Equity Index                  before expenses, correspond to     Subadvisor: Batterymarch
     Portfolio -- Class II         the price and yield performance    Financial Management Inc.
                                   of the S&P 500 Index. The fund     ("Batterymarch")
                                   will hold substantially all of
                                   the stocks in the S&P 500 Index,
                                   with comparable economic sector
                                   weightings, market capitalization
                                   and liquidity. This objective may
                                   be changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks long-term capital growth.    LMPFA
     Fundamental Value             Current income is a secondary      Subadvisor: CBA
     Portfolio -- Class I          consideration. This objective may
                                   be changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks total return on assets from  LMPFA
     International All Cap         growth of capital and income.      Subadvisor: Brandywine Global
     Opportunity Portfolio+        This objective may be changed      Investment Management, LLC
                                   without shareholder approval.
  Legg Mason Partners Variable     Seeks long-term growth of          LMPFA
     Investors Portfolio -- Class  capital. Current income is a       Subadvisor: CBA
     I+                            secondary objective. These
                                   objectives may be changed without
                                   shareholder approval.
  Legg Mason Partners Variable     Seeks long-term growth of          LMPFA
     Large Cap Growth Portfolio    capital. This objective may be     Subadvisor: CBA
                                   changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks long term growth of          LMPFA
     Small Cap Growth              capital. This objective may be     Subadvisor: CBA
     Portfolio -- Class I          changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks long term capital            LMPFA
     Social Awareness Portfolio    appreciation and retention of net  Subadvisor: Legg Mason Investment investment income. This objective  Counsel, LLC
                                   may be changed without
                                   shareholder approval.
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable     Seeks to provide high current      LMPFA
     Adjustable Rate Income        income and to limit the degree of  Subadvisor: WAM
     Portfolio                     fluctuation of its net asset
                                   value resulting from movements in
                                   interest rates. This objective
                                   may be changed without
                                   shareholder approval.

             FUNDING                           INVESTMENT
              OPTION                           OBJECTIVE                INVESTMENT ADVISOR/SUBADVISOR
---------------------------------  ---------------------------------  ---------------------------------

  Legg Mason Partners Variable     Seeks high current income.         LMPFA
     High Income Portfolio         Secondarily, seeks capital         Subadvisor: Western Asset
                                   appreciation. These objectives     Management Company, Ltd. ("WAML")
                                   may be changed without
                                   shareholder approval.
  Legg Mason Partners Variable     Seeks to maximize current income   LMPFA
     Money Market Portfolio+       consistent with preservation of    Subadvisor: WAM
                                   capital. This objective may be
                                   changed without shareholder
                                   approval.
MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock       Seeks growth of capital.           Met Investors Advisory LLC
     Portfolio -- Class A                                             ("MIA")
                                                                      Subadvisor: Batterymarch
  BlackRock High Yield             Seeks to maximize total return,    MIA
     Portfolio -- Class A          consistent with income generation  Subadvisor: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
  BlackRock Large-Cap Core         Seeks long-term capital growth.    MIA
     Portfolio -- Class A                                             Subadvisor: BlackRock Advisors,
                                                                      LLC ("BlackRock Advisors")
  Dreman Small-Cap Value           Seeks capital appreciation.        MIA
     Portfolio -- Class A                                             Subadvisor: Dreman Value
                                                                      Management LLC
  Harris Oakmark International     Seeks long-term capital            MIA
     Portfolio -- Class A          appreciation.                      Subadvisor: Harris Associates
                                                                      L.P.
  Janus Forty Portfolio -- Class   Seeks capital appreciation.        MIA
     A                                                                Subadvisor: JCM
  Lazard Mid-Cap                   Seeks long-term capital            MIA
     Portfolio -- Class B          appreciation.                      Subadvisor: Lazard Asset
                                                                      Management LLC
  Legg Mason Partners Managed      Seeks high total return.           MIA
     Assets Portfolio -- Class A                                      Subadvisors: Batterymarch and WAM
  Lord Abbett Bond Debenture       Seeks high current income and the  MIA
     Portfolio -- Class A          opportunity for capital            Subadvisor: Lord, Abbett & Co.
                                   appreciation to produce a high     LLC ("Lord, Abbett")
                                   total return.
  Lord Abbett Growth and Income    Seeks growth of capital and        MIA
     Portfolio -- Class B          current income without excessive   Subadvisor: Lord, Abbett
                                   fluctuations in the market value.
  Lord Abbett Mid-Cap Value        Seeks capital appreciation         MIA
     Portfolio -- Class B          through investments primarily in   Subadvisor: Lord, Abbett
                                   equity securities which are
                                   believed to be undervalued in the
                                   marketplace.
  Met/AIM Capital Appreciation     Seeks capital appreciation.        MIA
     Portfolio -- Class A                                             Subadvisor: A I M Capital
                                                                      Management, Inc. ("A I M
                                                                      Capital")
  Met/AIM Small Cap Growth         Seeks long-term growth of          MIA
     Portfolio -- Class A          capital.                           Subadvisor: A I M Capital
  MFS(R) Emerging Markets Equity   Seeks capital appreciation.        MIA
     Portfolio -- Class A+                                            Subadvisor: Massachusetts
                                                                      Financial Services Company
                                                                      ("MFS")
  MFS(R) Research International    Seeks capital appreciation.        MIA
     Portfolio -- Class B+                                            Subadvisor: MFS

             FUNDING                           INVESTMENT
              OPTION                           OBJECTIVE                INVESTMENT ADVISOR/SUBADVISOR
---------------------------------  ---------------------------------  ---------------------------------

  MFS(R) Value Portfolio -- Class  Seeks capital appreciation and     MIA
     A                             reasonable income.                 Subadvisor: MFS
  Neuberger Berman Real Estate     Seeks to provide total return      MIA
     Portfolio -- Class A          through investment in real estate  Subadvisor: Neuberger Berman
                                   securities, emphasizing both       Management, Inc.
                                   capital appreciation and current
                                   income.
  PIMCO Inflation Protected Bond   Seeks to provide maximum real      MIA
     Portfolio -- Class A          return, consistent with            Subadvisor: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
  Pioneer Fund Portfolio -- Class  Seeks reasonable income and        MIA
     A                             capital growth.                    Subadvisor: Pioneer Investment
                                                                      Management, Inc. ("PIM")
  Pioneer Strategic Income         Seeks a high level of current      MIA
     Portfolio -- Class A          income.                            Subadvisor: PIM
  Third Avenue Small Cap Value     Seeks long-term capital            MIA
     Portfolio -- Class B          appreciation.                      Subadvisor: Third Avenue
                                                                      Management LLC
METLIFE INVESTMENT FUNDS, INC.
  MetLife Investment Diversified   Seeks maximum long-term total      MetLife Investment Funds
     Bond Fund -- Class I          return (capital appreciation and   Management LLC ("MIFM")
                                   income) by investing primarily in  Subadvisors: WAM; Wellington
                                   fixed income securities.           Management Company LLP
                                                                      ("Wellington"); and SSga Funds
                                                                      Management, Inc. ("SSga")
  MetLife Investment               Seeks maximum long-term total      MIFM
     International Stock           return (capital appreciation and   Subadvisors: Alliance Bernstein
     Fund -- Class I               income) by investing primarily in  L.P.; Oechsle International common stocks of established non-  Advisors LLC; and SSga
                                   U.S. companies.
  MetLife Investment Large         Seeks maximum long-term total      MIFM
     Company Stock Fund -- Class   return (capital appreciation and   Subadvisors: Wellington; CBA; and
     I                             income) by investing primarily in  SSga
                                   common stocks of well established
                                   companies.
  MetLife Investment Small         Seeks to provide maximum long-     MIFM
     Company Stock Fund -- Class   term total return (capital         Subadvisors: Delaware Management
     I                             appreciation and income) by        Company; OFI Institutional Asset
                                   investing primarily in common      Management, Inc.; and SSga Funds
                                   stocks of small companies.         Management, Inc.
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth      Seeks maximum capital              MetLife Advisers, LLC ("MetLife
     Portfolio -- Class D          appreciation.                      Advisers")
                                                                      Subadvisor: BlackRock Advisors
  BlackRock Bond Income            Seeks competitive total return     MetLife Advisers
     Portfolio -- Class A          primarily from investing in        Subadvisor: BlackRock Advisors
                                   fixed-income securities.
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers
     Portfolio -- Class A          income consistent with             Subadvisor: BlackRock Advisors
                                   preservation of capital.
  Capital Guardian U.S. Equity     Seeks long-term growth of          MetLife Advisers
     Portfolio -- Class A+         capital.                           Subadvisor: Capital Guardian
                                                                      Trust Company

             FUNDING                           INVESTMENT
              OPTION                           OBJECTIVE                INVESTMENT ADVISOR/SUBADVISOR
---------------------------------  ---------------------------------  ---------------------------------

  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers
     A                             capital.                           Subadvisor: Fidelity Management &
                                                                      Research Company, Inc. ("FMRC")
  FI Value Leaders                 Seeks long-term growth of          MetLife Advisers
     Portfolio -- Class D          capital.                           Subadvisor: FMRC
  MetLife Aggressive Allocation    Seeks growth of capital.           MetLife Advisers
     Portfolio -- Class B
  MetLife Conservative Allocation  Seeks high level of current        MetLife Advisers
     Portfolio  -- Class B         income, with growth of capital as
                                   a secondary objective.
  MetLife Conservative to          Seeks high total return in the     MetLife Advisers
     Moderate Allocation           form of income and growth of
     Portfolio -- Class B          capital, with a greater emphasis
                                   on income.
  MetLife Moderate Allocation      Seeks a balance between a high     MetLife Advisers
     Portfolio -- Class B          level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
  MetLife Moderate to Aggressive   Seeks growth of capital.           MetLife Advisers
     Allocation
     Portfolio -- Class B
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers
     Portfolio -- Class F          through investment in a            Subadvisor: MFS
                                   diversified portfolio.
  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers
     Portfolio -- Class B                                             Subadvisor: OppenheimerFunds, Inc
  Western Asset Management U.S.    Seeks to maximize total return     MetLife Advisers
     Government                    consistent with preservation of    Subadvisor: WAM
     Portfolio -- Class A          capital and maintenance of
                                   liquidity.
PIMCO VARIABLE INSURANCE TRUST
  Total Return                     Seeks maximum total return,        Pacific Investment Management
     Portfolio -- Administrative   consistent with preservation of    Company LLC
     Class                         capital and prudent investment
                                   management.
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth       Seeks long-term growth of          Putnam Investment Management, LLC
     Portfolio -- Class IB+        capital.
VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen Life Investment       Seeks capital growth and income    Van Kampen Asset Management Inc.
     Trust Comstock                through investments in equity      ("Van Kampen")
     Portfolio -- Class II         securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
  Van Kampen Life Investment       Seeks capital appreciation.        Van Kampen
     Trust Strategic Growth
     Portfolio -- Class II+
  Van Kampen Life Investment       Seeks capital appreciation         Van Kampen
     Trust Enterprise              through investments in securities
     Portfolio -- Class II+        believed by the portfolio's
                                   investment adviser to have above-
                                   average potential for capital
                                   appreciation.
VARIABLE INSURANCE PRODUCTS FUND
  Contrafund(R)                    Seeks long-term capital            FMRC
     Portfolio -- Service Class 2  appreciation.

             FUNDING                           INVESTMENT
              OPTION                           OBJECTIVE                INVESTMENT ADVISOR/SUBADVISOR
---------------------------------  ---------------------------------  ---------------------------------

  Dynamic Capital Appreciation     Seeks capital appreciation.        FMRC
     Portfolio -- Service Class
     2+
  Mid Cap Portfolio -- Service     Seeks long-term growth of          FMRC
     Class 2                       capital.
WELLS FARGO VARIABLE TRUST
  Wells Fargo Advantage VT         Seeks long-term capital            Wells Fargo Funds Management, LLC
     Small/Mid Cap Value Fund+     appreciation.                      Subadvisor: Wells Capital
                                                                      Management Incorporated


-------
+     Closed to new investors.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the asset allocation portfolios.

A Contract Owner who chooses to invest directly in the underlying portfolio would not, however, receive asset allocation services provided by MetLife Advisers, LLC. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the Cash Value; and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which purchase payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made under the Contract. However, when withdrawn, we will charge a surrender charge on the amount withdrawn, as negotiated. Any sales charge, penalty tax and withholding will be deducted from either the amount surrendered or from the remaining Contract balance, as requested by you. The maximum surrender charge is 5% of the amount surrendered in the first two contract/certificate years, up to 4% in years three and four; up to 3% in years five and six, up to 2% in years seven and eight and 0% beginning in the ninth year. Any applicable sales charge will not exceed 8.5% of the aggregate amount of the Purchase Payments made.

The sales charges can be changed if we anticipate we will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of TPAs. When considering a change in the sales charges, we will take into account:

     (a) The expected level of initial agent or the Company involvement during the establishment and maintenance of the Contract including the amount of enrollment activity required, and the amount of service required by the Contract Owner in support of the Plan, and

     (b) Contract owner, agent or TPA involvement in conducting ongoing enrollment of subsequently eligible Participants; and

     (c) The expected level of commission we may pay to the agent or TPA for distribution expenses; and

     (d) Any other factors that we anticipate will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan.

We may not assess a sales charge if a withdrawal is made under one of the following circumstances:

     -    retirement of Participant

     -    severance from employment by Participant

     -    loans (if available)

     -    hardship (as defined by the Code) suffered by the Participant

     -    death of Participant

     -    disability (as defined by the Code) of Participant

     -    return of excess plan contributions

     - minimum required distributions, generally when Participant reaches age 70 1/2

     -    transfers to an Employee Stock Fund

     -    certain Plan expenses, as mutually agreed upon

     -    annuitization under this Contract or another Contract issued by us.

For Section 401(a) plans with less than 50 Participants at the time of sale, Highly Compensated Employees, as defined by the Internal Revenue Code, during the first 5 Contract Years may be subject to surrender charges for all distributions listed above except loans and return of excess plan contributions.

For unallocated Contracts, we make the deductions described above pursuant to the terms of the various agreements among the custodian, the principal underwriter, and us.

FREE WITHDRAWAL ALLOWANCE

For Contracts in use with deferred compensation plans, the tax-deferred annuity plans and combined Qualified Plans/tax-deferred annuity plans, there is currently a 10% free withdrawal allowance available each year after the first Contract/Certificate year. The available withdrawal amount will be calculated as of the first valuation date of any given Contract/Certificate Year. The free withdrawal allowance applies to partial surrenders of any amount and to full surrenders.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax advisor regarding the tax consequences of a withdrawal.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk ("M&E") charge each business day from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge is equal to 1.20% annually.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn during the annuity period. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


CONTRACT/CERTIFICATE YEAR    WITHDRAWAL CHARGE
-------------------------    -----------------


           0-2                       5%
           3-4                       4%
           5-6                       3%
           7-8                       2%
            9+                       0%


Please refer to The Annuity Period for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your cash value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

ADMINISTRATIVE CHARGE

We deduct this charge each business day from the Variable Funding Options in order to compensate the Company for certain administrative and operating expenses. The charge equals a maximum of 0.10% annually of the daily net asset value of each funding option. This charge is assessed during the accumulation and annuity periods.

As discussed below, the level of the administrative expense charge is subject to negotiation. In determining the level of the administrative expense charge, we consider certain factors including, but not limited to, the following:

     (a) The size and characteristics of the Contract and the group to which it is issued including: the annual amount of Purchase Payments per Participant, the expected turnover of employees, whether the Contract Owner will make Purchase Payment allocations electronically.

     (b) Determination of our anticipated expenses in administering the Contract, such as: billing for Purchase Payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from cash values.

     (c)  TPA and/or agent involvement.

TPA ADMINISTRATIVE CHARGES

We may be directed by the Contract Owner to deduct charges from Purchase Payments or account values for payment to the Contract Owner and/or the TPA. These charges are not levied by the Contract. Such charges may include maintenance fees and transaction fees.

The Company pays selected TPAs, some of which may be owned by or in which your registered representative has a financial interest, a flat per participant fee for various services in lieu of our providing those services to plan clients directly. We are solely responsible for the payment of these fees, and they are not deducted from your Contract.

THE CHART PROGRAM FEE

If you participate in the CHART Program, there is an additional fee. Please see the "CHART Program" subsection under the section "Asset Allocation Services" in this prospectus.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the New York Stock Exchange will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield Underlying Funds (i.e., American Funds Global Growth Fund, Delaware VIP Small Cap Value Series, Dreyfus Variable Investment Fund Developing Leaders Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Janus Aspen
Series -- Worldwide Growth Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable International All Cap Opportunity Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, BlackRock High Yield Portfolio, Dreman Small-Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Pioneer Strategic Income Portfolio, Third Avenue Small Cap Value Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, Wells Fargo Advantage VT Small/Mid Cap Value Fund, and Oppenheimer Global Equity Portfolio, the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.


We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds Distributors requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instruction of any agent acting under a power of attorney on behalf of more than one Contract Owner; or

     - reject the transfer or exchange instructions of individual Contract Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Funds and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners; and to execute instructions from the Underlying Fund to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract.

Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total cash value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of cash values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your cash value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                            ASSET ALLOCATION SERVICES

--------------------------------------------------------------------------------

GENERAL

Asset allocation is a method of investment diversification that allocates assets among asset classes with the goal of managing investment risk and potentially enhancing returns over the long term. An asset class refers to a category of investments having similar characteristics, such as stocks/equities, bonds/fixed income, and cash equivalents. There are often further divisions among wider asset classes, for example, classes representing company size (large cap, mid cap, and small cap), and classes representing foreign and U.S. investments.

Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility over the long term. There is no assurance that investment returns will be better through participation in an asset allocation program -- investments may still lose money and experience volatility.

The asset allocation program described below is not a part of the Contract issued by the Company. The Company is not registered as an investment advisor, and is not offering investment advice in making available the asset allocation program.

CHART PROGRAM

Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll.

An affiliate of the Company, MetLife Investment Fund Services LLC ("MIFS") offers an asset allocation program to participants of qualified retirement plans who own the Contract individually or are participants in a group Contract owned by the plan (collectively, "participants"). The program, called "CHART," is available for an additional asset-based fee that is payable by the participant to MIFS for offering the program. When a participant elects the program ("program participant"), he or she must enter into an investment advisory agreement with MIFS. MIFS has a fiduciary obligation with respect to program participants. MIFS may not offer the program to all purchasers of the Contract.

MetLife Securities, Inc. or Metropolitan Life Insurance Company, affiliates of MIFS, may receive compensation payable by the Company for selling the Contract to your plan and for additional contributions made by plan participants. MIFS entered into a Solicitation Agreement with MetLife Securities, Inc., a broker-dealer affiliate of both the Company and Metropolitan Life Insurance Company, whereby MetLife Securities, Inc. is compensated by MIFS for referring participants who enter into investment advisory agreements with MIFS to participate in CHART. MIFS, Metropolitan Life Insurance Company and MetLife Securities, Inc. are all affiliates of MetLife, Inc.

The following is a general description of the CHART Program -- a complete description is available in the Disclosure Statement for the program. NOTE:
There are limitations on the investment advisory activities that MIFS's representatives can perform for program participants. Please refer to the Disclosure Statement and other documents that MIFS is required to provide to you.

Participants who enter into an investment advisory agreement with MIFS to participate in the program are authorizing MIFS to allocate their Contract Value according to asset allocation models developed in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. When electing the program, a program participant must complete a questionnaire designed to evaluate his or her risk tolerance and investment time horizon. Based on the results of the questionnaire, participants are matched to an investor profile. Each investor profile establishes allocation percentages among four "program funds," each of which is a Variable Funding Option offered under the Contract. Currently, the program funds are MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, MetLife Investment Large Company Stock Fund and MetLife Investment Diversified Bond Fund. Each of the program funds is advised by MetLife Investment Funds Management LLC, an affiliate of MIFS.

Periodically, MIFS reviews its investment model and each investor profile, and may make changes to the allocation percentages between the asset classes of the investor profiles, may change the number of asset classes, or may change the program funds. If, as a result of such review, a change is made to an investor profile, MIFS will notify program participants in advance of the change, and the participant will have the opportunity to reject the change.

At any time, a program participant can request a change to his or her investor profile or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. Program participants are encouraged to regularly reconsider their investor profile or allocation by calling MIFS for a review at the phone number provided in the investor advisory agreement. Program participants are encouraged to do this at least once per year. In addition, program participants will receive a quarterly performance report from the Company that provides information about the Variable Funding Options.

Program participants who elect to participate in CHART are required to only allocate their Contract Value amongst the program funds. A program participant can elect to have his or her Contract Value "rebalanced" on a monthly, quarterly, semi-annual, or annual basis, to maintain the asset allocation percentages originally selected according to the model portfolio or a customized portfolio.

CHART PROGRAM FEES -- DEDUCTIONS FROM CONTRACT VALUE

MIFS charges an annual asset-based fee to participate in the program as a percentage of the participant's Contract Value, as described in the table below.


        CONTRACT VALUE
        MAXIMUM ANNUAL
        FEE FOR CHART
           PROGRAM
-----------------------------


    $0 -- $25,000       1.00%
 $25,001 -- $50,000     0.75%
 $50,001 -- $75,000     0.50%
 $75,001 -- $100,000    0.35%
$100,001 -- $250,000    0.25%
$120,001 -- $500,000    0.15%
  $500,001 or more      0.10%


Please refer to the disclosure statement for the program for a detailed description of how and when the annual program fee is calculated and when it is deducted.

The annual fee to participate in the program is in addition to any Contract fees and charges. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender. Partial surrenders made to pay program fees will reduce the participant's Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals. PLEASE CONSULT WITH YOUR INVESTMENT PROFESSIONAL TO DISCUSS THE PROGRAM.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Before your Maturity Date, we will pay all or any portion of your Cash Surrender Value to the Contract Owner or to you, as provided in the plan. A Contract Owner's account may be surrendered for cash without the consent of any Participant, as provided in the plan.

We may defer payment of any Cash Surrender Value for up to seven days after we receive the request in good order. The Cash Surrender Value equals the Contract or account cash value less any applicable withdrawal charge, outstanding cash loans, and any premium tax not previously deducted. The Cash Surrender Value may be more or less than the Purchase Payments made depending on the value of the Contract or account at the time of surrender.

We may withhold payment of Cash Surrender Value or a Participant's loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax advisor before making a withdrawal from your Contract.

Participants in the Texas Optional Retirement Program should refer to Appendix B for information regarding access to Contract Values.

ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain deferred annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each subaccount and the Fixed Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the variable funding options and the Fixed Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $50) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Cash Value of at least $5,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro-rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax advisor regarding the tax consequences of systematic withdrawals.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

If a group "allocated" contract is purchased, we issue certificates to the individual Participants. If a group unallocated contract is purchased, we issue only the Contract. Where we refer to "you," we are referring to the Contract Owner, or to the group Participant, as applicable. The Annuitant is the individual upon whose life the Maturity Date and the amount of monthly Annuity Payments depend. There can only be one Contract Owner.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any remaining contractual benefits upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant, they will share equally in benefits unless we receive other instructions by Written Request before the death of the Annuitant or Contract Owner.

Unless an irrevocable beneficiary has been named, you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, (also referred to as the "annuity commencement date"), generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. The death benefit is calculated at the close of the business day on which the Company's Home Office receives Due Proof of Death ("Death Report Date").

We will pay this benefit upon receiving Due Proof of Death along with a Written Request noting the cash value and the total Purchase Payments attributable to the Participant under the Contract. In addition, we will require copies of records and any other reasonable proof we find necessary to verify the cash value and total Purchase Payments attributable to the Participant under the unallocated Contract.

DEATH BENEFIT PROCEEDS PRIOR TO MATURITY DATE

ALLOCATED CONTRACT. If the Participant dies before the Maturity Date and before reaching age 75, the death benefit payable will be the greater of:

     (a)  the cash value of the Participant's individual account or

     (b) the total Purchase Payments under that Participant's individual account, less, for each option, any applicable premium tax, minus outstanding loan amounts and prior surrenders as of the date we receive Due Proof of Death.

If the Participant dies on or after age 75 and before the Maturity Date, we will pay the beneficiary the cash value of the Participant's individual account, less any applicable premium tax or outstanding loan amounts as of the date we receive Due Proof of Death.

UNALLOCATED CONTRACT. (This death benefit is available only with our consent and by endorsement to the Contract and may not be available in all jurisdictions.) The unallocated Contract provides that, in the event the Participant dies before the selected Maturity Date, or the Participant's attainment of age 75 (whichever occurs first), the death benefit payable will be the greater of:

     (a)  the cash value attributable to the Participant under the Contract or

     (b) the total Purchase Payments attributable to the Participant under the Contract, less any applicable premium tax, minus any outstanding loan amounts and prior surrenders as of the date we receive Due Proof of Death.

If the Participant dies on or after attainment of age 75 and before the Maturity Date, we will pay the beneficiary the cash value attributable to the Participant under the Contract, less any applicable premium tax, prior surrenders not previously deducted and any outstanding loan balance (if applicable) as of the date we receive Due Proof of Death.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the chart below. The chart does not encompass every situation and is merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.


-----------------------------------------------------------------------------------------------------
         BEFORE THE MATURITY                  THE COMPANY WILL PAY               MANDATORY PAYOUT
     DATE, UPON THE DEATH OF THE                THE PROCEEDS TO:                   RULES APPLY*
-----------------------------------------------------------------------------------------------------

OWNER/ANNUITANT                       The beneficiary (ies), or if none,     Yes
                                      to the Contract Owner's estate.
-----------------------------------------------------------------------------------------------------
BENEFICIARY                           No death proceeds are payable;         N/A
                                      Contract continues.
-----------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                No death proceeds are payable;         N/A
                                      Contract continues.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Code are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

DEATH BENEFIT PROCEEDS AFTER THE MATURITY DATE

If any Participant or Annuitant dies on or after the Maturity Date, we will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect. We will pay the death benefit to the Contract Owner, or the beneficiary, as provided in the plan.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE (ANNUITY COMMENCEMENT DATE)

Under the Contract, you can receive regular income payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income plans (annuity options). While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity payments will begin on the Maturity Date stated in the Certificate unless it has been fully surrendered or the proceeds have been paid to the beneficiary before that date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period or fixed amount. We may require proof that the Annuitant is alive before Annuity Payments are made. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase the Contract. Certain annuity options taken at the Maturity Date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

If the Contract is issued in New York on or after April 30, 2007 and if no Annuity Commencement Date is specified, the automatic Annuity Commencement Date for each Certificate will be the greater of when the Annuitant reaches age 90 or ten years after the Certificate Date. Additionally, to the extent permitted by law, at least 30 days before the original Annuity Commencement Date, You may change the Annuity Commencement Date by Written Request up to any time prior to the Annuitant's 90th birthday, or ten years after the Certificate Date, or if We agree, to a later date not to exceed the Annuitant's 95th birthday, subject to laws and regulations then in effect and Our approval. Individuals taking minimum required distributions are allowed to go beyond the maximum Annuity Commencement Date.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your cash value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the cash value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Cash Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

ELECTION OF OPTIONS

Any amount distributed from the Contract may be applied to any one of the annuity options described below. The minimum amount that can be placed under an annuity option is $2,000 unless we consent to a lesser amount. If any periodic payments due are less than $100, we reserve the right to make payments at less frequent intervals.

Election of any of these options must be made by Written Request to our Home Office at least 30 days prior to the date such election is to become effective. The form of such annuity option shall be determined by the Contract Owner. The following information must be provided with any such request:

     (a) the Participant's name, address, date of birth, social security number;

     (b)  the amount to be distributed;

     (c)  the annuity option which is to be purchased;

     (d)  the date the annuity option payments are to begin;

     (e) if the form of the annuity provides a death benefit in the event of the Participant's death, the name, relationship and address of the beneficiary as designated by you; and

     (f)  any other data that we may require.

The beneficiary, as specified in item (e) above, may be changed by you or the Annuitant as long as we are notified by Written Request while the Annuitant is alive and before payments have begun. If the beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the beneficiary. After we receive the Written Request and the written consent of the beneficiary (if required), the new beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment we made before the Written Request.

RETIRED LIFE CERTIFICATE

We will issue to each person to whom annuity benefits are being paid under your Contract a certificate setting forth a statement in substance of the benefits to which such person is entitled under the Contract.

ALLOCATION OF CASH VALUE DURING THE ANNUITY PERIOD

At the time an annuity option is elected, you also may elect to have the Participant's cash value applied to provide a variable annuity, a fixed annuity, or a combination of both. If no election is made to the contrary, the cash value will provide an annuity, which varies with the investment experience of the corresponding funding option(s) at the time of election. You or the Participant, if you so authorize, may elect to transfer cash values from one funding option to another, as described in the provision Transfers of Cash Value Between Funding Options, in order to reallocate the basis on which Annuity Payments will be determined. Once Annuity Payments have begun, no further transfers are allowed.

ANNUITY OPTIONS

Option 1 -- Life Annuity/No Refund. A life annuity is an annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant.

Option 2 -- Life Annuity With 120, 180 or 240 Monthly Payments Assured. An annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, then we will continue to make payments to the designated beneficiary during the remainder of the period.

Option 3 -- Life Annuity -- Cash Refund. We will make monthly Annuity Payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant, provided that, at the death of the Annuitant, the beneficiary will receive an additional payment equal to the dollar value, if any, of (a) minus (b) where, for a variable annuity:

     (a) is the total amount applied under the option divided by the Annuity Unit value on the due date of the first Annuity Payment;

     (b)  and is

     (1)  the number of Annuity Units represented by each payment;

          times

     (2)  the number of payments made;

and for a Fixed Annuity:

     (a)  is the cash value applied on the Maturity Date under this option; and

     (b)  is the dollar amount of Annuity Payments already paid.

Option 4 -- Joint and Last Survivor Life Annuity. Monthly Annuity Payments based upon the joint lifetime of two persons selected: payments made first to the Annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor.

Option 5 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. Monthly Annuity Payments to the Annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, we will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, we will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

Option 6 -- Payments for a Fixed Period of 120, 180, or 240 Months without Life Contingency. We will make monthly payments for the period selected. If at the death of the Annuitant, payments have been made for less than 120, 180, or 240 months, as elected, we will continue to make payments to the designated beneficiary during the remainder of the period. Please note that Option 6 may not satisfy the minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

Option 7 -- Other Annuity Options. We will make other arrangements for Annuity Payments as may be mutually agreed upon by you and us.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with variable annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

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RIGHT TO RETURN

For allocated Contracts in use with deferred compensation plans, tax-deferred annuity plans, and combined Qualified Plans/tax-deferred annuity plans, you may return the Contract for a full refund of the cash value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). The number of days for the right to return varies by state. Depending on state law, we may refund all of your purchase payments or your Cash Value. You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, if your state only requires return of Cash Value, the Cash Value we return may be greater or less than your Purchase Payment.

TERMINATION OF ALLOCATED CONTRACTS

For purposes of the following discussion, "you" and "your" refers to the group Contract Owner.

Under the allocated Contracts, if the cash value in a Participant's individual account is less than the termination amount as stated in the Contract, we reserve the right to terminate that account and move the cash value of that Participant's individual account to your account.

Any cash value to which a terminating Participant is not entitled under the Plan will be moved to your account at your direction.


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

IF YOUR CONTRACT WAS ISSUED IN A STATE OTHER THAN NEW YORK OR WAS ISSUED IN NEW YORK STATE PRIOR TO APRIL 30, 2007:

You may discontinue this Contract by Written Request at any time for any reason. We reserve the right to discontinue this Contract if:

     (a)  the cash value of the Contract is less than the termination amount; or

     (b) we determine within our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or

     (c)  we receive notice that is satisfactory to us of plan termination.

If we discontinue this Contract or we receive the Contract Owner's Written Request to discontinue the Contract, we will, in our sole discretion and judgment:

     (a)  accept no further payments for this Contract; and

     (b) pay you the Cash Surrender Value of the funding options within 7 days of the date of our written notice to you or distribute the Cash Surrender Value of each Participant's individual account as described in the settlement provisions section at your direction; and

     (c)  pay you an amount as described in the Fixed Account prospectus.

If the Contract is discontinued, we will distribute the Cash Surrender Value to you no later than 7 days following our mailing the written notice of discontinuance to you at the most current address available on our records. Discontinuance of the Contract will not affect payments we are making under annuity options, which began before the date of discontinuance.

IF YOUR CONTRACT WAS ISSUED IN NEW YORK STATE ON OR AFTER APRIL 30, 2007:

If the Contract is discontinued because of plan termination and the plan certifies to us that the plan termination is the result of the dissolution or liquidation of the employer under US Code Title 11 procedures, the Cash Surrender Value may be distributed directly to the employees entitled to share in such distributions in accordance with the plan relating to plan termination. Distribution may be in the form of cash payments, Annuity options, or deferred annuities. For all 403(b) non-ERISA plans you must provide notice to and receive consent from all Certificate owners under this Contract for this distribution.

If the Plan is terminated or the Contract is discontinued by you for any other reason, then upon discontinuance of the Contract then the following rules apply.

On the date we receive your Written Request to discontinue the Contract, or we receive notice that is satisfactory to us of plan termination, we will:

     (a)  accept no further payments for this Contract or Certificates; and

     (b) pay you, or the Participants if so authorized, the Cash Surrender Value of the Underlying Funds of the Contract and Certificates; and

     (c) pay you, or the Participants if so authorized, any Fixed Account values of the Contract and Certificate, as described in the Fixed Account Rider, if applicable.

We reserve the right to discontinue this Contract if:

     (a)  the Cash Value of the Contract is less than the termination amount; or

     (b) We determine that the Plan or administration of the Plan is not in conformity with applicable law.

Within 31 days after we notify you in writing of our intent to discontinue the Contract, we will:

     (a)  accept no further payments for this Contract or Certificates; and

     (b) pay you, or the Participants if so authorized, the Cash Value of the Contract and Certificates; and

     (c) pay you, or the Participant, if so authorized, any Fixed Account Cash Value of the Contract and Certificates, if applicable.

For allocated Contracts, we will pay the Cash Value to the Participant or the Contract Owner if we terminate the Certificate and or the Contract if the Contract Value is below the termination amount.

If this Contract is discontinued, we will distribute the values as applicable under the terms described above to you, or the Participants if so authorized at the most current address available on our records. Discontinuance of this Contract will not affect payments we are making under any Annuity options which began before the date of discontinuance.

CONTRACT EXCHANGES

     (a) You may transfer all or any part of your account's Cash Surrender Value from any funding option to any contract not issued by us. Such transfers may be subject to a sales charge, as described in the Contract. If authorized by the Contract Owner, a Participant may transfer all or any part of the individual account's Cash Surrender Value from one funding option to any contract not issued by us.

     (b) Under specific conditions, we may allow you to transfer to this Contract funds held by you in another group annuity contract issued by us or to transfer amounts from this Contract to another Contract issued by us without applying a sales charge to the funds being transferred. Once the transfer is complete and we have established an account for you at your direction, a new sales charge may apply, as described in the new Contract.

     (c) Under specific conditions, when authorized by state insurance law, we may credit a Plan up to 4% of the amount transferred to us from another group annuity not issued by us as reimbursement to the Plan for any exit penalty assessed by the other issuer. We may recover this credit through reduced compensation paid to the servicing agent or broker.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

MISSTATEMENT

We may require proof of age of the Owner, Beneficiary or Annuitant before making any payments under this Contract that are measured by the Owner's, Beneficiary's or Annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once Annuity Payments have begun, any underpayments will be deducted from or added to the payment or payments made after the adjustment. In certain states, we are required to pay interest on any underpayments.

                              THE SEPARATE ACCOUNT

--------------------------------------------------------------------------------

MetLife Insurance Company of Connecticut sponsors a separate account: MetLife of CT Separate Account QP for Variable Annuities was established on December 26, 1995 and is registered with the SEC as a unit investment trust (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account QP for the exclusive and separate benefit of the owners of the Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company.

We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts or to qualified pension or retirement plans as permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal advisor regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters may be contained in the SAI. You are responsible for determining whether your purchase of a Contract, withdrawals, Annuity Payments and any other transactions under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).


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

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts and qualified plans (including IRAs), like interest payable on fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (current top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the Internal Revenue Service ("IRS").

To the extent permitted under Federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

The rules for state and local income taxes may differ from the Federal income tax rules. Contract Owners and prospective contract owners of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity ("IRA"), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

All IRAs, Roth IRAs, TSAs (ERISA and non-ERISA), sec.457(b), sec.403(a), SEP and SIMPLE plans and 401(a) and 401(k) plans (hereinafter "Qualified Plans" unless otherwise specified) receive tax deferral under the Code. Although there are no additional tax benefits by funding your Qualified Plan with an annuity, doing so does offer you additional insurance benefits such as the availability of a guaranteed income for life.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans, 457(b) plans, and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax advisor as to the effect of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the Contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax advisor regarding this issue.

KEOGH

A Keogh plan is generally a qualified retirement plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under IRAs. However, there may be some differences: consult your tax advisor.

SECTION 403(B) PLANS AND ARRANGEMENTS

Purchase Payments for a tax-deferred annuity contract (including salary reduction contributions) may be made by an employer for employees under annuity plans adopted by public educational organizations and certain organizations which are tax exempt under Section 501(c)(3) of the Code. Within statutory limits ($15,500 in 2007), such salary reduction contributions are not currently includable in the gross income of the participants. Additional "catch-up contributions" may be made by individuals age 50 or over. Increases in the value of the Contract attributable to these Purchase Payments are similarly not subject to current taxation. Instead, both the contributions to the tax-sheltered annuity and the income in the Contract are taxable as ordinary income when distributed.

An additional tax of 10% will apply to any taxable distribution received by the participant before the age of 59 1/2, except when due to death, disability, or as part of a series of payments for life or life expectancy, or made after the age of 55 with separation from service. There are other statutory exceptions that may apply in certain situations.

Amounts attributable to salary reductions made to a tax-sheltered annuity and income thereon may not be withdrawn prior to attaining the age of 59 1/2, severance from employment, death, total and permanent disability, or in the case of hardship as defined by federal tax law and regulations. Hardship withdrawals are available only to the extent of the salary reduction contributions and not from the income attributable to such contributions. These restrictions do not apply to assets held generally as of December 31, 1988.

Distributions must begin by April 1st of the calendar year following the later of the calendar year in which the participant attains the age of 70 1/2 or the calendar year in which the Participant retires. Certain other mandatory distribution rules apply at the death of the participant.

Certain distributions, including most partial or full redemptions or "term-for-years" distributions of less than 10 years, are eligible for direct rollover to another 403(b) contract, certain qualified plans or to an Individual Retirement Arrangement (IRA) without federal income tax or withholding.

To the extent an eligible rollover distribution is not directly rolled over to another 403(b) contract, an IRA or eligible qualified contract, 20% of the taxable amount must be withheld. In addition, current tax may be avoided on eligible rollover distributions which were not directly transferred to a qualified retirement program if the participant makes a rollover to a qualified retirement plan or IRA within 60 days of the distribution.

Distributions in the form of annuity payments are taxable to the participant or Beneficiary as ordinary income in the year of receipt, except that any distribution that is considered the participant's "investment in the Contract" is treated as a return of capital and is not taxable.

SECTION 403(B) LOANS

Some 403(b) Contract loans will be made only from a Fixed Account balance up to certain limits. In that case, we credit your Fixed Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your 403(b) annuity and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your Contract will indicate whether contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

DESIGNATED ROTH ACCOUNTS FOR 403(B) & 401(K) PLANS.

Effective January 1, 2006, employers that have established and maintain TSA or 401(k) plans (collectively "the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after-tax contributions as part of the TSA or 401(k) plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract or to a Contract issued under a 401(k) program under the following conditions:

1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

6. If permitted under the federal tax law, we may permit both pre-tax contributions under a Plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan or pre-tax 401(k) plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law. However, we reserve the right to require a separate TSA Contract to accept designated Roth TSA contributions and a separate section 401(k) Contract to accept designated Roth 401(k) contributions.

7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult your own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

     - The employer must permit contributions under a pre-tax 403(b) or pretax 401(k) plan in order to permit contributions to be irrevocably designated and made part of the Qualified Roth Contribution Program.

     - Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (age 50+ catch-up) as well as contribution limits that apply under the Plan.

     - In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan, if such amounts have been held under any Designated Roth Account for at least 5 years, as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2, or hardship withdrawals (only with respect to contributions), if permitted under the Plan).

     - If the amounts have been held under any Designated Roth Account of a participant for at least five years, and are made on account of death, disability, or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of Federal income tax ("Qualified Distribution").


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

     - Unlike Roth IRAs, withdrawals, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

     - Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing trust described in Section 401 (a) of the Code and exempt from tax under Section 501(a) of the Code, a Purchase Payment made by an employer (including salary reduction contributions under Section 401(k) of the Code) is not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or Beneficiary. For 2007, the applicable limits are $45,000 for total contributions and $15,500 for salary reduction contributions made pursuant to Code Section 401(k). Additional "catch-up contributions" may be made by individuals age 50 or over ($5000 for 2007).

Distributions in the form of annuity payments are taxable to the participant or Beneficiary as ordinary income in the year of receipt, except that any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than 10 years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

If a distribution that is eligible for rollover is not directly rolled over to another qualified retirement plan or IRA, 20% of the taxable amount must be withheld. In addition, current tax may be avoided on eligible rollover distributions that were not directly transferred to a qualified retirement program if the participant makes a rollover contribution to a qualified retirement plan or IRA within 60 days of the distribution.

Distributions must begin by April 1st of the calendar year following the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire, except that if you are a 5% owner as defined in Code Section 416(i)(1)(B), distributions must begin by April 1st of the calendar year following the calendar year in which you attain age 70 1/2. Certain other mandatory distribution rules apply on the death of the participant.

An additional tax of 10% will apply to any taxable distribution received by the participant before the age of 59 1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions which may apply in certain situations. Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 457 PLANS

Section 457 of the Code allows employees and independent contractors of state and local governments and tax-exempt organizations to defer a portion of their salaries or compensation to retirement years without paying current income tax on either the deferrals or the earnings on the deferrals. Such deferrals are subject to limits similar to those applicable to 403(b) and 401(k) plans.

Such plans are not available for churches and qualified church controlled organizations.

The Owner of contracts issued under Section 457 plans by non-governmental employers is the employer of the participant and amounts may not be made available to participants (or beneficiaries) until separation from service, retirement or death or an unforeseeable emergency as determined by Treasury Regulations. The proceeds of annuity contracts purchased by Section 457 plans are subject to the claims of general creditors of the employer or contractor. A different rule applies with respect to Section 457 plans that are established by governmental employers. The contract must be for the exclusive benefit of the plan participants (and their beneficiaries), and the governmental employer (and their creditors) must have no claim on the contract.


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

Distributions must begin by April 1st of the calendar year following the later of the calendar year in which the participant attains the age of 70 1/2 or the calendar year in which the participant retires. Certain other mandatory distribution rules apply upon the death of the participant.

All distributions from plans that meet the requirements of Section 457 of the Code are taxable as ordinary income in the year paid or made available to the participant or Beneficiary.

Generally, monies in your Contract can not be "made available" to you until you, reach age 70 1/2, leave your job or your employer changes or have an unforeseen emergency (as defined by the Code)

The tax rules for taxation of distributions and withdrawals work similarly as to those for IRAs. However the 10% penalty tax only applies to distributions and withdrawals that are attributable to rollovers from IRAs and other eligible retirement plans, and do not apply at all to 457(b) plans of tax exempt employers other than state or local governmental units. Distributions and withdrawals under a 457(b) plan of a tax exempt employer that is not a governmental unit are generally taxed under the rules applicable to wages. Consult your tax advisor.

LOANS: In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

In general this does not apply to section 457(b) annuities. However, it does apply to distributions from Contracts under Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

Under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, certain special provisions may apply to the Contract if the Owner of a Section 403(b) plan Contract or the owner of a contract issued to certain qualified plans requests that the Contract be issued to conform to ERISA or if the Company has notice that the Contract was issued pursuant to a plan subject to ERISA.

ERISA requires that certain Annuity Options, withdrawals or other payments and any application for a loan secured by the Contract may not be made until the Participant has filed a Qualified Election with the plan administrator. Under certain plans, ERISA also requires that a designation of a Beneficiary other than the participant's spouse be deemed invalid unless the participant has filed a Qualified Election.

A Qualified Election must include either the written consent of the Participant's spouse, notarized or witnessed by an authorized plan representative, or the participant's certification that there is no spouse or that the spouse cannot be located.


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

The Company intends to administer all contracts to which ERISA applies in a manner consistent with the direction of the plan administrator regarding the provisions of the plan, in accordance with applicable law. Because these requirements differ according to the plan, a person contemplating the purchase of an annuity contract should consider the provisions of the plan.

FEDERAL INCOME TAX WITHHOLDING & ELIGIBLE ROLLOVER DISTRIBUTIONS

The portion of a distribution that is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

We are required to withhold 20% of the portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us or the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you (or a spousal designated beneficiary or "alternate payee" under the Code) receives from your Contract. In certain cases, after-tax amounts may also be considered eligible rollover distributions.

However, it does not include taxable distributions that are:

(1) Part of a series of substantially equal payments being made at least annually for:

     -    your life or life expectancy

     -    both you and your beneficiary's lives or life expectancies or

     -    a specified period of 10 years or more

(2) Generally, income payments made under a permissible income annuity on or after the required beginning date are not eligible rollover distributions

(3) Withdrawals to satisfy minimum distribution requirements

(4) Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan administrator, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

ELIGIBLE ROLLOVER DISTRIBUTIONS

A distribution including a rollover that is not a direct rollover will require the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or Beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal Beneficiary is otherwise underwithheld or short on estimated taxes for that year.

OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to the mandatory 20% withholding as described in above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election to opt out of withholding is not provided, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
YEAR)

The portion of a periodic distribution that constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.

TAX ADVICE

Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and/or an Owner, participant or Beneficiary who may make elections under a contract should consult with a qualified tax or legal advisor prior to such purchase or the making of an election. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax advisor should be consulted.

HURRICANE RELIEF

DISTRIBUTIONS: Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under Section 72(t).

To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

LOANS: Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma, whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.


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

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

Under Section 1035 of the Code, your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met and income payments have not yet commenced. Code Section 1035 provides that no gain or loss is recognized when an annuity contract or a portion of an existing annuity account balance is received in exchange for a life, endowment, or annuity Contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange (or a portion thereof) could result in your investment becoming subject to higher or lower fees and/or expenses.

For partial exchanges under Section 1035, it is possible that the IRS could require aggregation of the several contracts if distributions have been taken from any of the contracts after the exchange within a certain period of time (e.g. 24 months) resulting in greater taxable income and adverse tax consequences such as imposition of the 10% penalty if the taxpayer has not attained age 59 1/2 at the time of the distribution(s).

Additionally, consolidation of contracts under a Section 1035 exchange will cause an aggregation of contract values and may adversely impact gain reported and possible imposition of the 10% penalty if the taxpayer is under age 59 1/2 at the time of distribution from a consolidated contract.

Consult your tax advisor prior to changing the Annuitant or prior to changing the date you determine to commence Annuity Payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See "Penalty Tax for Premature Distributions" below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax advisor as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Generally, different tax rules apply to payments made pursuant to an Income Annuity or pay-out option under your Deferred Annuity than to withdrawals and payments received before the annuity starting date.


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

Income payments are subject to an "excludable amount" or "exclusion ratio," which determines how much of each payment is treated as:

     -    A non-taxable return of your purchase payment; and

     -    A taxable payment of earnings.

Partial Annuitizations (if available with your Contract): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account balance is used to convert to income payments. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received by that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of any Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments.

TAXATION OF DEATH BENEFIT PROCEEDS

The death benefit under an annuity is generally taxable to the recipient beneficiary or other payee, such as your estate, in the same manner as distributions made to the contract owner (using the rules for withdrawals or income payments, whichever is applicable).

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Contract must be surrendered or Annuity Payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

If you die before the annuity starting date, as defined under Treasury Regulations, we must make payment of your entire interest in the Contract within five years of the date of your death or begin payments for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another non-qualified account or non-qualified annuity you owned, the entire interest in the Contract including the value of all benefits in addition to the account balance must be distributed to your designated beneficiary under the required minimum distribution rules under the Code that apply after your death. Additionally, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


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

After your death, if your designated beneficiary does not timely elect in accordance with our procedures a method for the payment of the death benefit complying with the Code, the remaining interest in the Contract must be distributed within five years of the date of your death.

If you die on or after the "annuity starting date," as defined under Treasury Regulations, payments must continue to be made at least as rapidly as under the income type being used as of the date of your death.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or deductible by either your beneficiary, if income payments continue after your death, or by your estate or your beneficiary if paid in a lump sum.

In the case of joint owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of or change of any annuitant (if changes to the annuitant are permitted under the Contract).

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the IRS may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax advisor before selecting any rider or endorsement to the Contract.

Where made available under the Contract, certain optional benefits such as GMIB may be inappropriate under IRA and other tax-qualified contracts due to required minimum distribution requirements. Consult your tax advisor.

Further, certain living benefits may not be made available under contracts issued to a designated beneficiary after the Owner's death (e.g. a "Stretch IRA" or a Stretch NQ contract) or, where otherwise made available, may have limited value due to minimum distributions required to be made under the tax law after the owner's death. Consult your tax advisor.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the United States. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed will generally be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax advisor regarding their personal situation.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     - Possible taxation of transfers between subaccounts or transfers from a subaccount to the Fixed Account.

     - Possible taxation as if you were the Contract Owner of your portion of the Separate Account's assets.

     - Possible limits on the number of funding options available or the frequency of transfers among them.

We reserve the right to amend your Contract where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other Contract Owners in the subaccounts from adverse tax consequences.

TAX CREDITS AND DEDUCTIONS.

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to contract owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANY

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the insurance company and for the Separate Account are located in the SAI.

DISTRIBUTION OF THE CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut (the "Company") has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but ranges from 0.75% to 2.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and ranges from 0.10% to 0.15% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates, Metropolitan Life Insurance Company, MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. See the Statement of Additional Information--"Distribution and Principal Underwriting Agreement" for a list of the broker-dealer firms that received compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment advisor to one or more Underlying Funds which are offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers, Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an advisor or a subadvisor may favor these Funds when offering the Contracts.

SALE OF THE CONTRACTS BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contract is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concessions and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sales of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all Purchase Payments allocated to the American Funds Global Growth Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund for service it provides in marketing the Underlying Funds' shares in connection with the Contract.

From time to time, MetLife Associates LLC or Metropolitan Life Insurance Company pays organizations, associations and nonprofit organizations compensation to endorse or sponsor the Company's variable annuity contracts or for access to the organization's members. This compensation may include: the payment of fees, funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. We also retain finders and consultants to introduce MetLife Associates LLC to potential clients and for establishing and maintaining relationships between MetLife Associates LLC or Metropolitan Life Insurance Company and various organizations. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation for sales of the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners' instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

In accordance with our view of present applicable law, we will vote shares of the Underlying Funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in the corresponding sub-accounts. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the Underlying Funds in our own right, we may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in the sub-accounts corresponding to his or her interest.

CONTRACT MODIFICATION

We reserve the right to modify the Contract to keep it qualified under all related law and regulations that are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

            METLIFE OF CT SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 0.30%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Stock Index Subaccount (Initial Shares)
  (9/04).............................................  2006      1.148          1.322         12,633,367
                                                       2005      1.100          1.148         12,702,852
                                                       2004      1.000          1.100         13,025,078

AIM Variable Insurance Funds

  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.089              7,441

  AIM V.I. Premier Equity Subaccount (Series I)
  (7/01).............................................  2006      1.155          1.219                 --
                                                       2005      1.097          1.155                 --
                                                       2004      1.000          1.097                 --

American Funds Insurance Series

  American Funds Global Growth Subaccount (Class 2)
  (5/04).............................................  2006      1.284          1.541                 --
                                                       2005      1.129          1.284                 --
                                                       2004      1.000          1.129                 --

  American Funds Growth Subaccount (Class 2) (5/04)..  2006      1.316          1.446                 --
                                                       2005      1.136          1.316                 --
                                                       2004      1.000          1.136                 --

  American Funds Growth-Income Subaccount (Class 2)
  (5/04).............................................  2006      1.157          1.328                 --
                                                       2005      1.096          1.157                 --
                                                       2004      1.000          1.096                 --

Capital Appreciation Fund

  Capital Appreciation Fund (1/97)...................  2006      1.409          1.401                 --
                                                       2005      1.196          1.409         34,078,290
                                                       2004      1.000          1.196         32,746,008

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Credit Suisse Trust

  Credit Suisse Trust Emerging Markets Subaccount
  (1/98).............................................  2006      1.553          2.051                 --
                                                       2005      1.217          1.553                 --
                                                       2004      1.000          1.217                 --

Delaware VIP Trust

  Delaware VIP REIT Subaccount (Standard Class)
  (1/99).............................................  2006      1.221          1.615                 --
                                                       2005      1.143          1.221                 --
                                                       2004      1.000          1.143                 --

  Delaware VIP Small Cap Value Subaccount
  (Standard Class) (9/98)............................  2006      1.294          1.499                 --
                                                       2005      1.186          1.294                 --
                                                       2004      1.000          1.186                 --

Dreyfus Variable Investment Fund

  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98).....................................  2006      1.094          1.270                 --
                                                       2005      1.051          1.094                 --
                                                       2004      1.000          1.051                 --

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (9/98)............................  2006      1.185          1.226          1,764,552
                                                       2005      1.123          1.185          2,140,789
                                                       2004      1.000          1.123          2,182,428

Franklin Templeton Variable Insurance Products Trust

  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/03)..........................................  2006      1.207          1.425                 --
                                                       2005      1.095          1.207                 --
                                                       2004      1.000          1.095                 --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)........................  2006      1.524          1.946                 --
                                                       2005      1.200          1.524                 --
                                                       2004      1.000          1.200                 --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.265          1.531                 --
                                                       2005      1.151          1.265                 --
                                                       2004      1.000          1.151                 --

  FTVIPT Templeton Global Asset Allocation Subaccount
  (Class 1) (9/04)...................................  2006      1.193          1.444          6,087,115
                                                       2005      1.152          1.193          5,371,617
                                                       2004      1.000          1.152          5,197,684

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities Subaccount --
  Class 1 Shares (9/04)..............................  2006      1.228          1.446                 --
                                                       2005      1.130          1.228         14,054,560
                                                       2004      1.000          1.130         13,627,435

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.225          1.487                 --
                                                       2005      1.128          1.225                 --
                                                       2004      1.000          1.128                 --

High Yield Bond Trust

  High Yield Bond Trust (3/97).......................  2006      1.063          1.092                 --
                                                       2005      1.053          1.063          1,084,602
                                                       2004      1.000          1.053          1,392,610

Janus Aspen Series

  Janus Aspen Balanced Subaccount (Service Shares)
  (7/01).............................................  2006      1.154          1.197                 --
                                                       2005      1.075          1.154                 --
                                                       2004      1.000          1.075                 --

  Janus Aspen Mid Cap Growth Subaccount
  (Service Shares) (7/01)............................  2006      1.324          1.495                 --
                                                       2005      1.185          1.324                 --
                                                       2004      1.000          1.185                 --

  Janus Aspen Worldwide Growth Subaccount
  (Service Shares) (7/01)............................  2006      1.173          1.379                 --
                                                       2005      1.115          1.173                 --
                                                       2004      1.000          1.115                 --

Lazard Retirement Series, Inc.

  Lazard Retirement Small Cap Subaccount (5/04)......  2006      1.176          1.334                 --
                                                       2005      1.134          1.176                 --
                                                       2004      1.000          1.134                 --

Legg Mason Partners Investment Series

  LMPIS Dividend Strategy Subaccount (7/01)..........  2006      1.063          1.250                 --
                                                       2005      1.069          1.063                 --
                                                       2004      1.000          1.069                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPIS Premier Selections All Cap Growth Subaccount
  (7/01).............................................  2006      1.172          1.254                 --
                                                       2005      1.106          1.172                 --
                                                       2004      1.000          1.106                 --

Legg Mason Partners Variable Portfolios V

  LMPVPV Small Cap Growth Opportunities Subaccount
  (7/03).............................................  2006      1.266          1.425                 --
                                                       2005      1.210          1.266                 --
                                                       2004      1.000          1.210                 --

Legg Mason Partners Variable Portfolios I, Inc.

  LMPVPI All Cap Subaccount (Class I) (7/01).........  2006      1.137          1.338                 --
                                                       2005      1.096          1.137                 --
                                                       2004      1.000          1.096                 --

  LMPVPI Investors Subaccount (Class I) (10/98)......  2006      1.159          1.367                 --
                                                       2005      1.091          1.159                 --
                                                       2004      1.000          1.091                 --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01).............................................  2006      1.264          1.421                 --
                                                       2005      1.208          1.264                 --
                                                       2004      1.000          1.208                 --

  LMPVPI Total Return Subaccount (Class I) (9/98)....  2006      1.094          1.228                 --
                                                       2005      1.062          1.094                 --
                                                       2004      1.000          1.062                 --

Legg Mason Partners Variable Portfolios II

  LMPVPII Appreciation Subaccount (5/01).............  2006      1.122          1.284                 --
                                                       2005      1.079          1.122                 --
                                                       2004      1.000          1.079                 --

  LMPVPII Equity Index Subaccount (Class II) (5/99)..  2006      1.142          1.310                 --
                                                       2005      1.099          1.142                 --
                                                       2004      1.000          1.099                 --

  LMPVPII Fundamental Value Subaccount (5/01)........  2006      1.144          1.333                 --
                                                       2005      1.095          1.144                 --
                                                       2004      1.000          1.095                 --

Legg Mason Partners Variable Portfolios III, Inc.

  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      1.023          1.062                 --
                                                       2005      1.003          1.023                 --
                                                       2004      1.000          1.003                 --

  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      1.245          1.351                 --
                                                       2005      1.119          1.245                 --
                                                       2004      1.000          1.119                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII High Income Subaccount (10/96)............  2006      1.078          1.193            159,262
                                                       2005      1.054          1.078            111,166
                                                       2004      1.000          1.054            196,344

  LMPVPIII International All Cap Growth Subaccount
  (3/97).............................................  2006      1.301          1.632          1,324,463
                                                       2005      1.168          1.301            872,130
                                                       2004      1.000          1.168            713,721

  LMPVPIII Large Cap Growth Subaccount (8/98)........  2006      1.155          1.204                 --
                                                       2005      1.101          1.155                 --
                                                       2004      1.000          1.101                 --

  LMPVPIII Large Cap Value Subaccount (3/97).........  2006      1.160          1.368          1,247,352
                                                       2005      1.093          1.160          1,012,417
                                                       2004      1.000          1.093            965,434

  LMPVPIII Money Market Subaccount (3/97)............  2006      1.029          1.073          1,657,937
                                                       2005      1.004          1.029            875,334
                                                       2004      1.000          1.004            866,201

  LMPVPIII Social Awareness Stock Subaccount
  (10/96)............................................  2006      1.182          1.269          1,106,063
                                                       2005      1.135          1.182          1,212,612
                                                       2004      1.000          1.135          1,305,355

Lord Abbett Series Fund, Inc.

  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/04).............................................  2006      1.153          1.348                 --
                                                       2005      1.120          1.153                 --
                                                       2004      1.000          1.120                 --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/04).............................................  2006      1.247          1.395                 --
                                                       2005      1.156          1.247                 --
                                                       2004      1.000          1.156                 --

Managed Assets Trust

  Managed Assets Trust (3/97)........................  2006      1.115          1.155                 --
                                                       2005      1.077          1.115          4,329,664
                                                       2004      1.000          1.077          4,660,460

Met Investors Series Trust

  MIST Batterymarch Mid-Cap Stock Subaccount
  Class A) (4/06)....................................  2006      1.405          1.350          3,442,501

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.104          1.174                 --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.384          1.478                 --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.036          1.114                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Harris Oakmark International Subaccount
  (Class A) (4/06)*..................................  2006      1.455          1.617                 --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.401          1.448         30,060,809

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.155          1.232          3,999,340

  MIST Lord Abbett Bond Debenture Subaccount
  (Class A) (4/06)...................................  2006      1.118          1.182                 --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06)*..................................  2006      1.001          1.087                 --

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (4/06)...................................  2006      1.306          1.302                 --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.193          1.194                 --

  MIST MFS(R) Value Subaccount (Class A) (4/06)......  2006      1.286          1.433                 --

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06)...................................  2006      1.003          1.231             20,798

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.250          1.356            544,281

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.068          1.134                 --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.117          1.168            613,810

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (11/06)..................................  2006      1.334          1.365                 --

MetLife Investment Funds, Inc.

  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96)..................................  2006      1.030          1.071         12,563,328
                                                       2005      1.012          1.030         12,090,903
                                                       2004      1.000          1.012         11,539,699

  MetLife Investment International Stock Subaccount
  (Class I) (3/97)...................................  2006      1.318          1.663         11,472,119
                                                       2005      1.153          1.318         10,216,570
                                                       2004      1.000          1.153         10,462,067

  MetLife Investment Large Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.181          1.326         17,778,565
                                                       2005      1.111          1.181         17,686,950
                                                       2004      1.000          1.111         17,674,137

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MetLife Investment Small Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.254          1.421         11,459,808
                                                       2005      1.173          1.254         11,051,101
                                                       2004      1.000          1.173         11,527,537

Metropolitan Series Fund, Inc.

  MSF BlackRock Aggressive Growth Subaccount
  (Class D) (4/06)...................................  2006      1.276          1.257                 --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.016          1.065          1,173,382

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.043          1.076                 --

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.235          1.263         12,379,073

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.212          1.254                 --

  MSF MetLife Aggressive Allocation Subaccount
  (1/06).............................................  2006      1.000          1.107                723
                                                       2005      1.000          1.000                 --

  MSF MetLife Conservative Allocation Subaccount
  (2/06).............................................  2006      1.000          1.060                 19
                                                       2005      1.000          1.000                 --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06)..................................  2006      1.000          1.078                 21
                                                       2005      1.000          1.000                 --

  MSF MetLife Moderate Allocation Subaccount (2/06)..  2006      1.000          1.095                495
                                                       2005      1.000          1.000                 --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06)..................................  2006      1.000          1.113             18,006
                                                       2005      1.000          1.000                 --

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.146          1.236          1,859,839

  MSF Oppenheimer Global Equity Subaccount (Class A)
  (4/06).............................................  2006      0.995          1.062         18,132,926

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06)*............................................  2006      0.996          1.060                 --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.092          1.170          1,103,065

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06)*.......................  2006      1.023          1.068          1,682,086

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Money Market Portfolio

  Money Market Subaccount (9/98).....................  2006      1.030          1.043                 --
                                                       2005      1.004          1.030                 --
                                                       2004      1.000          1.004                 --

Oppenheimer Variable Account Funds

  Oppenheimer Main Street/VA Subaccount
  (Service Shares) (5/04)............................  2006      1.150          1.220                 --
                                                       2005      1.091          1.150                 --
                                                       2004      1.000          1.091                 --

PIMCO Variable Insurance Trust

  PIMCO VIT Real Return Subaccount
  (Administrative Class) (10/05).....................  2006      1.001          1.005                 --
                                                       2005      1.000          1.001                 --

  PIMCO VIT Total Return Subaccount
  (Administrative Class) (7/01)......................  2006      1.035          1.072                 --
                                                       2005      1.014          1.035                 --
                                                       2004      1.000          1.014                 --

Putnam Variable Trust

  Putnam VT Discovery Growth Subaccount (Class IB)
  (7/01).............................................  2006      1.235          1.367                 --
                                                       2005      1.155          1.235                 --
                                                       2004      1.000          1.155                 --

  Putnam VT International Equity Subaccount (Class
  IB) (7/01).........................................  2006      1.304          1.660                 --
                                                       2005      1.165          1.304                 --
                                                       2004      1.000          1.165                 --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (7/01).............................................  2006      1.269          1.484                 --
                                                       2005      1.189          1.269                 --
                                                       2004      1.000          1.189                 --

The Travelers Series Trust

  Travelers AIM Capital Appreciation Subaccount
  (5/01).............................................  2006      1.221          1.306                 --
                                                       2005      1.127          1.221                 --
                                                       2004      1.000          1.127                 --

  Travelers Convertible Securities Subaccount
  (8/99).............................................  2006      1.045          1.118                 --
                                                       2005      1.044          1.045                 --
                                                       2004      1.000          1.044                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98).............................................  2006      1.281          1.405                 --
                                                       2005      1.143          1.281          3,620,205
                                                       2004      1.000          1.143          2,900,688

  Travelers Equity Income Subaccount (7/97)..........  2006      1.149          1.212                 --
                                                       2005      1.103          1.149                 --
                                                       2004      1.000          1.103                 --

  Travelers Federated High Yield Subaccount (10/97)..  2006      1.072          1.104                 --
                                                       2005      1.048          1.072                 --
                                                       2004      1.000          1.048                 --

  Travelers Federated Stock Subaccount (7/97)........  2006      1.161          1.207                 --
                                                       2005      1.106          1.161                 --
                                                       2004      1.000          1.106                 --

  Travelers Large Cap Subaccount (7/97)..............  2006      1.194          1.235                 --
                                                       2005      1.102          1.194                 --
                                                       2004      1.000          1.102                 --

  Travelers Mercury Large Cap Core Subaccount
  (10/98)............................................  2006      1.298          1.384                 --
                                                       2005      1.162          1.298                 --
                                                       2004      1.000          1.162                 --

  Travelers MFS(R) Mid Cap Growth Subaccount (9/98)..  2006      1.201          1.276                 --
                                                       2005      1.169          1.201                 --
                                                       2004      1.000          1.169                 --

  Travelers MFS(R) Total Return Subaccount (3/97)....  2006      1.105          1.146                 --
                                                       2005      1.077          1.105          1,904,939
                                                       2004      1.000          1.077          1,537,962

  Travelers MFS(R) Value Subaccount (5/04)...........  2006      1.185          1.286                 --
                                                       2005      1.116          1.185                 --
                                                       2004      1.000          1.116                 --

  Travelers Mondrian International Stock Subaccount
  (8/97).............................................  2006      1.261          1.455                 --
                                                       2005      1.155          1.261                 --
                                                       2004      1.000          1.155                 --

  Travelers Pioneer Fund Subaccount (3/97)...........  2006      1.173          1.250                 --
                                                       2005      1.110          1.173            534,077
                                                       2004      1.000          1.110            558,000

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.010          1.068                 --
                                                       2005      1.000          1.010                 --

  Travelers Pioneer Strategic Income Subaccount
  (10/96)............................................  2006      1.102          1.117                 --
                                                       2005      1.066          1.102            569,192
                                                       2004      1.000          1.066            331,070

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Quality Bond Subaccount (9/97)...........  2006      1.022          1.016                 --
                                                       2005      1.008          1.022          1,286,039
                                                       2004      1.000          1.008          1,546,414

  Travelers Strategic Equity Subaccount (3/97).......  2006      1.127          1.181                 --
                                                       2005      1.108          1.127         14,030,052
                                                       2004      1.000          1.108         15,242,832

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.032          1.193                 --
                                                       2005      1.000          1.032                 --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (3/06)..................................  2006      1.000          1.036                 --
                                                       2005      1.000          1.000                 --

  Travelers U.S. Government Securities Subaccount
  (10/96)............................................  2006      1.057          1.023                 --
                                                       2005      1.016          1.057          2,083,980
                                                       2004      1.000          1.016          1,851,528

Van Kampen Life Investment Trust

  Van Kampen LIT Comstock Subaccount (Class II)
  (5/03).............................................  2006      1.161          1.343                 --
                                                       2005      1.118          1.161                 --
                                                       2004      1.000          1.118                 --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01).............................................  2006      1.190          1.267                 --
                                                       2005      1.106          1.190                 --
                                                       2004      1.000          1.106                 --

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (7/03).........................................  2006      1.205          1.233                 --
                                                       2005      1.123          1.205                 --
                                                       2004      1.000          1.123                 --

Variable Insurance Products Fund

  VIP Asset Manager SM Subaccount (Initial Class)
  (9/04).............................................  2006      1.092          1.169          7,009,717
                                                       2005      1.053          1.092          7,352,458
                                                       2004      1.000          1.053          8,060,351

  VIP Contrafund(R) Subaccount (Service Class 2)
  (4/03).............................................  2006      1.314          1.460                 --
                                                       2005      1.130          1.314                 --
                                                       2004      1.000          1.130                 --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (9/01)...........................  2006      1.413          1.603                 --
                                                       2005      1.174          1.413                 --
                                                       2004      1.000          1.174                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Equity-Income Subaccount (Initial Class)
  (9/04).............................................  2006      1.159          1.388         15,197,568
                                                       2005      1.098          1.159         15,652,636
                                                       2004      1.000          1.098         15,832,603

  VIP Growth Subaccount (Initial Class) (9/04).......  2006      1.157          1.232         19,603,528
                                                       2005      1.097          1.157         21,090,383
                                                       2004      1.000          1.097         22,829,808

  VIP High Income Subaccount (Initial Class) (9/04)..  2006      1.087          1.205          1,881,872
                                                       2005      1.061          1.087          1,705,182
                                                       2004      1.000          1.061          1,741,580

  VIP Mid Cap Subaccount (Service Class 2) (7/01)....  2006      1.407          1.576                 --
                                                       2005      1.195          1.407                 --
                                                       2004      1.000          1.195                 --

Wells Fargo Variable Trust

  Wells Fargo VT Advantage Small/Mid Cap Value
  Subaccount (9/98)..................................  2006      1.387          1.600                 --
                                                       2005      1.194          1.387                 --
                                                       2004      1.000          1.194                 --




                         SEPARATE ACCOUNT CHARGES 1.30%



                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


AIM Variable Insurance Funds

  AIM V.I. Core Equity Subaccount (Series I)
  (4/06)..........................................  2006       1.000           1.082             98,980

  AIM V.I. Premier Equity Subaccount (Series I)
  (7/01)..........................................  2006       0.820           0.862                 --
                                                    2005       0.786           0.820             99,039
                                                    2004       0.753           0.786             86,354
                                                    2003       0.610           0.753             62,575
                                                    2002       0.886           0.610             41,405
                                                    2001       1.000           0.886              9,328

American Funds Insurance Series

  American Funds Global Growth Subaccount (Class
  2) (5/04).......................................  2006       1.244           1.479             21,804
                                                    2005       1.105           1.244              8,933
                                                    2004       1.000           1.105              4,183

  American Funds Growth Subaccount (Class 2)
  (5/04)..........................................  2006       1.247           1.357             25,278
                                                    2005       1.087           1.247             11,246
                                                    2004       1.000           1.087              1,982

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  American Funds Growth-Income Subaccount
  (Class 2) (5/04)................................  2006       1.127           1.282             47,535
                                                    2005       1.079           1.127             36,452
                                                    2004       1.000           1.079             31,224

Capital Appreciation Fund

  Capital Appreciation Fund (1/97)................  2006       2.183           2.162                 --
                                                    2005       1.871           2.183          1,911,719
                                                    2004       1.586           1.871          2,228,849
                                                    2003       1.286           1.586          2,197,793
                                                    2002       1.740           1.286          2,026,597
                                                    2001       2.385           1.740          1,800,337
                                                    2000       3.092           2.385          1,555,883
                                                    1999       2.040           3.092          1,271,961
                                                    1998       1.279           2.040            961,744

Credit Suisse Trust

  Credit Suisse Trust Emerging Markets Subaccount
  (1/98)..........................................  2006       2.231           2.918             15,151
                                                    2005       1.766           2.231              9,868
                                                    2004       1.432           1.766              9,802
                                                    2003       1.016           1.432              6,414
                                                    2002       1.163           1.016              3,521
                                                    2001       1.305           1.163              1,869
                                                    2000       1.931           1.305                743
                                                    1999       1.078           1.931                229
                                                    1998       1.000           1.078                 --

Delaware VIP Trust

  Delaware VIP REIT Subaccount (Standard Class)
  (1/99)..........................................  2006       2.479           3.246                 --
                                                    2005       2.343           2.479             97,716
                                                    2004       1.807           2.343            117,011
                                                    2003       1.366           1.807             51,297
                                                    2002       1.324           1.366             23,932
                                                    2001       1.233           1.324              4,245
                                                    2000       0.951           1.233                 57
                                                    1999       1.000           0.951                 --

  Delaware VIP Small Cap Value Subaccount
  (Standard Class) (9/98).........................  2006       2.289           2.625             40,016
                                                    2005       2.119           2.289             38,677
                                                    2004       1.767           2.119             43,068
                                                    2003       1.261           1.767             28,321
                                                    2002       1.353           1.261             18,910
                                                    2001       1.226           1.353              5,788
                                                    2000       1.051           1.226                 --
                                                    1999       1.119           1.051                 --
                                                    1998       1.000           1.119                124

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


Dreyfus Variable Investment Fund

  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98)..................................  2006       1.089           1.253            347,700
                                                    2005       1.057           1.089            293,073
                                                    2004       1.020           1.057            313,740
                                                    2003       0.852           1.020            254,668
                                                    2002       1.037           0.852            200,751
                                                    2001       1.159           1.037            136,753
                                                    2000       1.181           1.159             75,462
                                                    1999       1.074           1.181             26,484
                                                    1998       1.000           1.074                 --

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (9/98).........................  2006       1.796           1.839            196,574
                                                    2005       1.719           1.796            209,178
                                                    2004       1.564           1.719            308,645
                                                    2003       1.203           1.564            260,010
                                                    2002       1.507           1.203            191,979
                                                    2001       1.627           1.507             93,689
                                                    2000       1.454           1.627             21,714
                                                    1999       1.196           1.454             15,312
                                                    1998       1.000           1.196              6,726
Franklin Templeton Variable Insurance Products
  Trust

  FTVIPT Mutual Shares Securities Subaccount
  (Class 2) (5/03)................................  2006       1.456           1.701                 --
                                                    2005       1.334           1.456              7,543
                                                    2004       1.200           1.334              5,052
                                                    2003       1.000           1.200              2,581

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04).....................  2006       1.547           1.956             59,079
                                                    2005       1.230           1.547             18,275
                                                    2004       1.000           1.230              5,761

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)................................  2006       1.253           1.503             61,918
                                                    2005       1.153           1.253             43,325
                                                    2004       1.000           1.153              6,608

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/04)................................  2006       1.206           1.450                 --
                                                    2005       1.122           1.206             28,503
                                                    2004       1.000           1.122              8,964

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


High Yield Bond Trust

  High Yield Bond Trust (3/97)....................  2006       1.957           2.003                 --
                                                    2005       1.957           1.957            100,315
                                                    2004       1.823           1.957            138,305
                                                    2003       1.430           1.823            110,217
                                                    2002       1.385           1.430             80,261
                                                    2001       1.281           1.385             67,746
                                                    2000       1.285           1.281             48,596
                                                    1999       1.247           1.285             42,157
                                                    1998       1.186           1.247             28,684
                                                    1997       1.000           1.186              3,815

Janus Aspen Series

  Janus Aspen Balanced Subaccount (Service Shares)
  (7/01)..........................................  2006       1.127           1.165                 --
                                                    2005       1.060           1.127             81,014
                                                    2004       0.992           1.060             65,970
                                                    2003       0.884           0.992             53,105
                                                    2002       0.959           0.884             36,827
                                                    2001       1.000           0.959              7,538

  Janus Aspen Mid Cap Growth Subaccount
  (Service Shares) (7/01).........................  2006       0.956           1.069            101,889
                                                    2005       0.864           0.956             83,501
                                                    2004       0.727           0.864             61,510
                                                    2003       0.546           0.727             42,656
                                                    2002       0.770           0.546             30,854
                                                    2001       1.000           0.770              4,574

  Janus Aspen Worldwide Growth Subaccount
  (Service Shares) (7/01).........................  2006       0.805           0.938             99,991
                                                    2005       0.773           0.805             77,901
                                                    2004       0.749           0.773             67,791
                                                    2003       0.614           0.749             41,629
                                                    2002       0.837           0.614             22,552
                                                    2001       1.000           0.837              5,640

Lazard Retirement Series, Inc.

  Lazard Retirement Small Cap Subaccount (5/04)...  2006       1.153           1.297                 --
                                                    2005       1.123           1.153              1,394
                                                    2004       1.000           1.123                 --

Legg Mason Partners Investment Series

  LMPIS Dividend Strategy Subaccount (7/01).......  2006       0.800           0.932             89,784
                                                    2005       0.813           0.800             76,474
                                                    2004       0.796           0.813             59,784
                                                    2003       0.653           0.796             47,024
                                                    2002       0.894           0.653             33,413
                                                    2001       1.000           0.894              8,590

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  LMPIS Premier Selections All Cap Growth
  Subaccount (7/01)...............................  2006       0.913           0.968             35,386
                                                    2005       0.870           0.913             28,786
                                                    2004       0.857           0.870             20,968
                                                    2003       0.647           0.857             13,898
                                                    2002       0.895           0.647              9,111
                                                    2001       1.000           0.895              2,490

Legg Mason Partners Variable Portfolios V

  LMPVPV Small Cap Growth Opportunities
  Subaccount (7/03)...............................  2006       1.149           1.281             20,231
                                                    2005       1.110           1.149             16,271
                                                    2004       0.973           1.110             10,172
                                                    2003       0.694           0.973              9,880
                                                    2002       0.946           0.694              5,594
                                                    2001       1.000           0.946              1,173

Legg Mason Partners Variable Portfolios I, Inc.

  LMPVPI All Cap Subaccount (Class I) (7/01)......  2006       1.806           2.106             98,927
                                                    2005       1.759           1.806            112,801
                                                    2004       1.645           1.759            113,026
                                                    2003       1.199           1.645             95,745
                                                    2002       1.620           1.199             62,773
                                                    2001       1.611           1.620             29,111
                                                    2000       1.380           1.611                534
                                                    1999       1.145           1.380                196
                                                    1998       1.000           1.145                 --

  LMPVPI Investors Subaccount (Class I) (10/98)...  2006       1.624           1.896             99,277
                                                    2005       1.544           1.624            100,824
                                                    2004       1.418           1.544            105,464
                                                    2003       1.085           1.418             92,019
                                                    2002       1.429           1.085             78,635
                                                    2001       1.510           1.429             50,373
                                                    2000       1.328           1.510              3,198
                                                    1999       1.204           1.328              2,737
                                                    1998       1.000           1.204                 --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01)..........................................  2006       1.082           1.204             26,278
                                                    2005       1.045           1.082             20,740
                                                    2004       0.919           1.045             15,275
                                                    2003       0.625           0.919              7,411
                                                    2002       0.970           0.625              3,265
                                                    2001       1.000           0.970                565

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  LMPVPI Total Return Subaccount (Class I)
  (9/98)..........................................  2006       1.264           1.404             50,357
                                                    2005       1.239           1.264             47,333
                                                    2004       1.154           1.239             57,649
                                                    2003       1.009           1.154             48,083
                                                    2002       1.097           1.009             39,801
                                                    2001       1.121           1.097                324
                                                    2000       1.052           1.121                 --
                                                    1999       1.058           1.052                 --
                                                    1998       1.000           1.058                 --

Legg Mason Partners Variable Portfolios II

  LMPVPII Appreciation Subaccount (5/01)..........  2006       1.041           1.179             35,956
                                                    2005       1.011           1.041             31,724
                                                    2004       0.941           1.011             25,228
                                                    2003       0.765           0.941             18,299
                                                    2002       0.940           0.765             10,906
                                                    2001       1.000           0.940              4,178

  LMPVPII Equity Index Subaccount (Class II)
  (5/99)..........................................  2006       0.913           1.037            105,163
                                                    2005       0.887           0.913            353,048
                                                    2004       0.815           0.887            365,342
                                                    2003       0.647           0.815            325,863
                                                    2002       0.844           0.647            235,737
                                                    2001       0.975           0.844            133,552
                                                    2000       1.090           0.975             16,099
                                                    1999       1.000           1.090              4,744

  LMPVPII Fundamental Value Subaccount (5/01).....  2006       1.082           1.247             77,149
                                                    2005       1.046           1.082             65,171
                                                    2004       0.979           1.046             50,470
                                                    2003       0.716           0.979             36,529
                                                    2002       0.921           0.716             22,981
                                                    2001       1.000           0.921              6,898

Legg Mason Partners Variable Portfolios III, Inc.

  LMPVPIII Adjustable Rate Income Subaccount
  (9/03)..........................................  2006       1.009           1.036                 --
                                                    2005       0.998           1.009                 --
                                                    2004       1.000           0.998                 --
                                                    2003       1.000           1.000                 --

  LMPVPIII Aggressive Growth Subaccount (5/01)....  2006       0.998           1.072             63,436
                                                    2005       0.906           0.998             52,977
                                                    2004       0.835           0.906             39,325
                                                    2003       0.629           0.835             24,633
                                                    2002       0.946           0.629             14,775
                                                    2001       1.000           0.946              2,244

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  LMPVPIII High Income Subaccount (10/96).........  2006       1.346           1.474             76,861
                                                    2005       1.329           1.346             77,954
                                                    2004       1.219           1.329             98,700
                                                    2003       0.968           1.219             84,977
                                                    2002       1.014           0.968             66,368
                                                    2001       1.067           1.014             60,523
                                                    2000       1.176           1.067             49,732
                                                    1999       1.161           1.176             49,357
                                                    1998       1.171           1.161             38,681

  LMPVPIII International All Cap Growth Subaccount
  (3/97)..........................................  2006       1.085           1.349             98,761
                                                    2005       0.984           1.085            127,139
                                                    2004       0.846           0.984            139,310
                                                    2003       0.672           0.846            134,562
                                                    2002       0.917           0.672            132,135
                                                    2001       1.350           0.917             96,390
                                                    2000       1.794           1.350             58,628
                                                    1999       1.083           1.794             25,632
                                                    1998       1.031           1.083             18,937
                                                    1997       1.000           1.031              5,601

  LMPVPIII Large Cap Growth Subaccount (8/98).....  2006       1.494           1.543             80,092
                                                    2005       1.439           1.494             89,255
                                                    2004       1.452           1.439            120,657
                                                    2003       0.997           1.452             92,876
                                                    2002       1.343           0.997             44,408
                                                    2001       1.555           1.343             22,563
                                                    2000       1.693           1.555              6,223
                                                    1999       1.311           1.693              1,853
                                                    1998       1.000           1.311                 --

  LMPVPIII Large Cap Value Subaccount (3/97)......  2006       1.525           1.780             96,421
                                                    2005       1.451           1.525            101,024
                                                    2004       1.328           1.451            260,880
                                                    2003       1.055           1.328            279,208
                                                    2002       1.433           1.055            255,034
                                                    2001       1.581           1.433            237,866
                                                    2000       1.416           1.581            204,244
                                                    1999       1.433           1.416            218,475
                                                    1998       1.322           1.433            190,418
                                                    1997       1.000           1.322             51,250

  LMPVPIII Money Market Subaccount (3/97).........  2006       1.207           1.247            576,158
                                                    2005       1.189           1.207            568,405
                                                    2004       1.194           1.189            620,598
                                                    2003       1.202           1.194            697,628
                                                    2002       1.202           1.202            789,747
                                                    2001       1.175           1.202            591,721
                                                    2000       1.122           1.175            440,206
                                                    1999       1.085           1.122            462,445
                                                    1998       1.047           1.085            237,923
                                                    1997       1.000           1.047             39,703

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  LMPVPIII Social Awareness Stock Subaccount
  (10/96).........................................  2006       1.618           1.720            757,675
                                                    2005       1.570           1.618            716,575
                                                    2004       1.497           1.570            657,162
                                                    2003       1.177           1.497            527,715
                                                    2002       1.587           1.177            447,508
                                                    2001       1.906           1.587            355,392
                                                    2000       1.941           1.906            313,700
                                                    1999       1.697           1.941            229,469
                                                    1998       1.300           1.697            157,955
                                                    1997       1.000           1.300             58,974

Lord Abbett Series Fund, Inc.

  Lord Abbett Growth and Income Subaccount
  (Class VC) (5/04)...............................  2006       1.128           1.306                331
                                                    2005       1.107           1.128                331
                                                    2004       1.000           1.107                 --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/04)..........................................  2006       1.240           1.374                151
                                                    2005       1.161           1.240                151
                                                    2004       1.000           1.161                 --

Managed Assets Trust

  Managed Assets Trust (3/97).....................  2006       1.845           1.906                 --
                                                    2005       1.800           1.845            403,436
                                                    2004       1.666           1.800            550,241
                                                    2003       1.384           1.666            493,913
                                                    2002       1.534           1.384            480,471
                                                    2001       1.637           1.534            438,370
                                                    2000       1.686           1.637            401,308
                                                    1999       1.495           1.686            362,589
                                                    1998       1.247           1.495            299,403
                                                    1997       1.000           1.247            223,823

Met Investors Series Trust

  MIST Batterymarch Mid-Cap Stock Subaccount
  (Class A) (4/06)................................  2006       2.448           2.335             92,018

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06)..........................................  2006       1.357           1.433                 --

  MIST BlackRock Large-Cap Core Subaccount
  (Class A) (4/06)................................  2006       1.287           1.365             14,327

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06)..........................................  2006       1.035           1.105                 --

  MIST Harris Oakmark International Subaccount
  (Class A) (4/06)*...............................  2006       1.288           1.422             17,364

  MIST Janus Capital Appreciation Subaccount
  (Class A) (4/06)................................  2006       2.162           2.221          1,604,268

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (4/06).....................  2006       1.906           2.018            295,161

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  MIST Lord Abbett Bond Debenture Subaccount
  (Class A) (4/06)................................  2006       1.513           1.589              9,399

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06)*...............................  2006       1.001           1.080             52,799

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (4/06)................................  2006       0.997           0.987             40,412

  MIST Met/AIM Small Cap Growth Subaccount
  (Class A) (4/06)................................  2006       1.183           1.177                 --

  MIST MFS(R) Value Subaccount (Class A) (4/06)...  2006       1.276           1.413                511

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06)................................  2006       1.003           1.223            224,234

  MIST Pioneer Fund Subaccount (Class A) (4/06)...  2006       1.406           1.515             51,249

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06)..........................................  2006       1.060           1.118                 --

  MIST Pioneer Strategic Income Subaccount (Class
  A) (4/06).......................................  2006       1.518           1.576             87,171

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (11/06)...............................  2006       1.297           1.325                305

MetLife Investment Funds, Inc.

  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96)...............................  2006       1.593           1.641            144,941
                                                    2005       1.581           1.593            171,443
                                                    2004       1.531           1.581            387,341
                                                    2003       1.469           1.531            307,206
                                                    2002       1.366           1.469            188,280
                                                    2001       1.295           1.366            150,472
                                                    2000       1.167           1.295             69,929
                                                    1999       1.216           1.167             56,766
                                                    1998       1.130           1.216             50,376
                                                    1997       1.000           1.130             22,291

  MetLife Investment International Stock
  Subaccount
  (Class I) (3/97)................................  2006       1.491           1.862             88,285
                                                    2005       1.318           1.491            120,444
                                                    2004       1.162           1.318            202,492
                                                    2003       0.905           1.162            169,846
                                                    2002       1.181           0.905            108,558
                                                    2001       1.523           1.181             81,149
                                                    2000       1.677           1.523             46,491
                                                    1999       1.282           1.677             37,869
                                                    1998       1.131           1.282             35,028
                                                    1997       1.000           1.131             16,165

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  MetLife Investment Large Company Stock
  Subaccount
  (Class I) (10/96)...............................  2006       1.213           1.348            325,586
                                                    2005       1.152           1.213            362,097
                                                    2004       1.061           1.152            560,256
                                                    2003       0.839           1.061            493,283
                                                    2002       1.101           0.839            363,378
                                                    2001       1.324           1.101            326,861
                                                    2000       1.577           1.324            246,823
                                                    1999       1.603           1.577            186,669
                                                    1998       1.405           1.603            153,298
                                                    1997       1.000           1.405             42,001

  MetLife Investment Small Company Stock
  Subaccount
  (Class I) (10/96)...............................  2006       1.582           1.775            167,102
                                                    2005       1.494           1.582            160,201
                                                    2004       1.317           1.494            228,047
                                                    2003       0.933           1.317            217,147
                                                    2002       1.239           0.933            146,211
                                                    2001       1.236           1.239            121,305
                                                    2000       1.137           1.236            123,164
                                                    1999       0.842           1.137             91,325
                                                    1998       0.934           0.842             68,535
                                                    1997       1.000           0.934             33,718

Metropolitan Series Fund, Inc.

  MSF BlackRock Aggressive Growth Subaccount
  (Class D) (4/06)................................  2006       1.323           1.294            209,002

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06)..........................................  2006       1.361           1.417            263,661

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)..........................................  2006       1.145           1.173             29,607

  MSF FI Large Cap Subaccount (Class A) (4/06)....  2006       1.317           1.337            564,682

  MSF FI Value Leaders Subaccount (Class D)
  (4/06)..........................................  2006       1.564           1.608            201,863

  MSF MetLife Aggressive Allocation Subaccount
  (1/06)..........................................  2006       1.000           1.097             35,015
                                                    2005       1.000           1.000                 --

  MSF MetLife Conservative Allocation Subaccount
  (2/06)..........................................  2006       1.000           1.051                384
                                                    2005       1.000           1.000                 --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06)...............................  2006       1.000           1.069              8,556
                                                    2005       1.000           1.000                 --

  MSF MetLife Moderate Allocation Subaccount
  (2/06)..........................................  2006       1.000           1.086             27,519
                                                    2005       1.000           1.000                 --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06)...............................  2006       1.000           1.103             28,047
                                                    2005       1.000           1.000                 --

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)..........................................  2006       1.971           2.111            760,953

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  MSF Oppenheimer Global Equity Subaccount
  (Class B) (4/06)*...............................  2006       0.996           1.053              3,827

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06).....................  2006       2.003           2.132            115,932

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06)*....................  2006       1.638           1.699            250,537

Money Market Portfolio

  Money Market Subaccount (9/98)..................  2006       1.134           1.145                 --
                                                    2005       1.116           1.134             22,097
                                                    2004       1.119           1.116             31,686
                                                    2003       1.125           1.119             30,849
                                                    2002       1.125           1.125             45,798
                                                    2001       1.098           1.125              8,164
                                                    2000       1.047           1.098                 --
                                                    1999       1.011           1.047                108
                                                    1998       1.000           1.011                 --

Oppenheimer Variable Account Funds

  Oppenheimer Main Street/VA Subaccount
  (Service Shares) (5/04).........................  2006       1.122           1.186                 --
                                                    2005       1.075           1.122                925
                                                    2004       1.000           1.075              1,172

PIMCO Variable Insurance Trust

  PIMCO VIT Real Return Subaccount
  (Administrative Class) (10/05)..................  2006       0.999           0.993                 --
                                                    2005       1.000           0.999                 --

  PIMCO VIT Total Return Subaccount
  (Administrative Class) (7/01)...................  2006       1.231           1.262            188,291
                                                    2005       1.218           1.231            176,667
                                                    2004       1.176           1.218             99,924
                                                    2003       1.134           1.176             69,312
                                                    2002       1.054           1.134             43,128
                                                    2001       1.000           1.054              7,564

Putnam Variable Trust

  Putnam VT Discovery Growth Subaccount (Class IB)
  (7/01)..........................................  2006       0.821           0.900             21,340
                                                    2005       0.775           0.821             18,531
                                                    2004       0.730           0.775             16,954
                                                    2003       0.560           0.730             17,380
                                                    2002       0.806           0.560             11,361
                                                    2001       1.000           0.806              2,387

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  Putnam VT International Equity Subaccount (Class
  IB) (7/01)......................................  2006       1.124           1.417             46,362
                                                    2005       1.015           1.124             41,099
                                                    2004       0.885           1.015             38,089
                                                    2003       0.697           0.885             34,761
                                                    2002       0.858           0.697             13,050
                                                    2001       1.000           0.858              5,115

  Putnam VT Small Cap Value Subaccount (Class IB)
  (7/01)..........................................  2006       1.708           1.978            112,489
                                                    2005       1.617           1.708             87,228
                                                    2004       1.298           1.617             99,131
                                                    2003       0.879           1.298             50,998
                                                    2002       1.089           0.879             20,903
                                                    2001       1.000           1.089              2,938

The Travelers Series Trust

  Travelers AIM Capital Appreciation Subaccount
  (5/01)..........................................  2006       0.936           0.997                 --
                                                    2005       0.872           0.936             33,734
                                                    2004       0.829           0.872             33,691
                                                    2003       0.650           0.829             19,681
                                                    2002       0.864           0.650              9,555
                                                    2001       1.000           0.864              1,220

  Travelers Convertible Securities Subaccount
  (8/99)..........................................  2006       1.418           1.513                 --
                                                    2005       1.432           1.418              8,176
                                                    2004       1.364           1.432              8,581
                                                    2003       1.095           1.364              8,119
                                                    2002       1.192           1.095              5,244
                                                    2001       1.218           1.192              1,191
                                                    2000       1.097           1.218                179
                                                    1999       1.000           1.097                 --

  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98)..........................................  2006       2.239           2.448                 --
                                                    2005       2.017           2.239             94,671
                                                    2004       1.755           2.017            188,652
                                                    2003       1.329           1.755            139,688
                                                    2002       1.572           1.329             94,044
                                                    2001       1.659           1.572             36,696
                                                    2000       1.442           1.659              1,270
                                                    1999       1.287           1.442                542
                                                    1998       1.000           1.287                 --

  Travelers Equity Income Subaccount (7/97).......  2006       1.487           1.564                 --
                                                    2005       1.442           1.487            185,477
                                                    2004       1.330           1.442            303,955
                                                    2003       1.027           1.330            278,983
                                                    2002       1.209           1.027            237,038
                                                    2001       1.312           1.209            142,279
                                                    2000       1.217           1.312             79,718
                                                    1999       1.176           1.217             57,889
                                                    1998       1.060           1.176             27,697
                                                    1997       1.000           1.060              2,047

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  Travelers Federated High Yield Subaccount
  (10/97).........................................  2006       1.322           1.357                 --
                                                    2005       1.306           1.322                 --
                                                    2004       1.199           1.306             15,012
                                                    2003       0.992           1.199             14,823
                                                    2002       0.969           0.992             11,997
                                                    2001       0.963           0.969              9,162
                                                    2000       1.062           0.963              6,461
                                                    1999       1.044           1.062              3,860
                                                    1998       1.010           1.044                678
                                                    1997       1.000           1.010                 --

  Travelers Federated Stock Subaccount (7/97).....  2006       1.528           1.584                 --
                                                    2005       1.470           1.528             19,053
                                                    2004       1.347           1.470             30,999
                                                    2003       1.070           1.347             25,490
                                                    2002       1.343           1.070             17,301
                                                    2001       1.338           1.343             10,237
                                                    2000       1.307           1.338              7,045
                                                    1999       1.257           1.307              4,170
                                                    1998       1.081           1.257                972
                                                    1997       1.000           1.081                205

  Travelers Large Cap Subaccount (7/97)...........  2006       1.276           1.317                 --
                                                    2005       1.190           1.276            181,605
                                                    2004       1.132           1.190            190,428
                                                    2003       0.920           1.132            139,745
                                                    2002       1.207           0.920             96,255
                                                    2001       1.479           1.207             61,266
                                                    2000       1.752           1.479             15,577
                                                    1999       1.372           1.752              7,759
                                                    1998       1.027           1.372              1,349
                                                    1997       1.000           1.027                 --

  Travelers Mercury Large Cap Core Subaccount
  (10/98).........................................  2006       1.211           1.287                 --
                                                    2005       1.095           1.211             11,733
                                                    2004       0.957           1.095             26,198
                                                    2003       0.800           0.957             29,144
                                                    2002       1.083           0.800             21,285
                                                    2001       1.415           1.083             13,530
                                                    2000       1.518           1.415              2,997
                                                    1999       1.243           1.518                350
                                                    1998       1.000           1.243                 --

  Travelers MFS(R) Mid Cap Growth Subaccount
  (9/98)..........................................  2006       1.249           1.323                 --
                                                    2005       1.228           1.249            192,771
                                                    2004       1.090           1.228            229,344
                                                    2003       0.806           1.090            194,788
                                                    2002       1.596           0.806            121,825
                                                    2001       2.118           1.596             53,126
                                                    2000       1.962           2.118              5,885
                                                    1999       1.211           1.962                 --
                                                    1998       1.000           1.211                 --

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  Travelers MFS(R) Total Return Subaccount
  (3/97)..........................................  2006       1.907           1.971                 --
                                                    2005       1.877           1.907            696,378
                                                    2004       1.706           1.877            728,163
                                                    2003       1.483           1.706            578,646
                                                    2002       1.586           1.483            487,466
                                                    2001       1.607           1.586            293,600
                                                    2000       1.395           1.607            151,272
                                                    1999       1.377           1.395            136,549
                                                    1998       1.249           1.377             90,723
                                                    1997       1.000           1.249             89,438

  Travelers MFS(R) Value Subaccount (5/04)........  2006       1.180           1.276                 --
                                                    2005       1.123           1.180              3,791
                                                    2004       1.000           1.123                 --

  Travelers Mondrian International Stock
  Subaccount (8/97)...............................  2006       1.120           1.288                 --
                                                    2005       1.036           1.120             20,031
                                                    2004       0.907           1.036             33,953
                                                    2003       0.715           0.907             35,395
                                                    2002       0.832           0.715             34,178
                                                    2001       1.142           0.832             18,322
                                                    2000       1.306           1.142              9,448
                                                    1999       1.087           1.306             36,439
                                                    1998       0.978           1.087             32,949
                                                    1997       1.000           0.978                513

  Travelers Pioneer Fund Subaccount (3/97)........  2006       1.324           1.406                 --
                                                    2005       1.265           1.324             74,740
                                                    2004       1.153           1.265             82,200
                                                    2003       0.944           1.153             75,413
                                                    2002       1.370           0.944             60,637
                                                    2001       1.803           1.370             57,561
                                                    2000       1.470           1.803              6,646
                                                    1999       1.490           1.470              5,986
                                                    1998       1.278           1.490              6,389
                                                    1997       1.000           1.278                462

  Travelers Pioneer Mid Cap Value Subaccount
  (8/05)..........................................  2006       1.006           1.060                 --
                                                    2005       1.000           1.006                 --

  Travelers Pioneer Strategic Income Subaccount
  (10/96).........................................  2006       1.501           1.518                 --
                                                    2005       1.467           1.501            140,375
                                                    2004       1.340           1.467            119,798
                                                    2003       1.135           1.340            126,594
                                                    2002       1.086           1.135            106,221
                                                    2001       1.056           1.086            153,641
                                                    2000       1.074           1.056            153,349
                                                    1999       1.076           1.074            227,738
                                                    1998       1.083           1.076             82,211
                                                    1997       1.000           1.083             17,658

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  Travelers Quality Bond Subaccount (9/97)........  2006       1.373           1.361                 --
                                                    2005       1.368           1.373            237,104
                                                    2004       1.342           1.368            264,155
                                                    2003       1.271           1.342            242,682
                                                    2002       1.217           1.271            221,234
                                                    2001       1.151           1.217            173,332
                                                    2000       1.090           1.151            142,435
                                                    1999       1.092           1.090            139,811
                                                    1998       1.019           1.092            101,354
                                                    1997       1.000           1.019              9,055

  Travelers Strategic Equity Subaccount (3/97)....  2006       1.462           1.527                 --
                                                    2005       1.452           1.462            368,572
                                                    2004       1.334           1.452            445,637
                                                    2003       1.020           1.334            428,053
                                                    2002       1.556           1.020            372,812
                                                    2001       1.819           1.556            255,561
                                                    2000       2.254           1.819            255,841
                                                    1999       1.726           2.254            182,765
                                                    1998       1.355           1.726            121,866
                                                    1997       1.000           1.355             46,772
  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)...............................  2006       1.027           1.183                 --
                                                    2005       1.000           1.027                 --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (3/06)...............................  2006       1.000           1.035                 --
                                                    2005       1.000           1.000                 --

  Travelers U.S. Government Securities Subaccount
  (10/96).........................................  2006       1.698           1.638                 --
                                                    2005       1.649           1.698            317,572
                                                    2004       1.574           1.649            343,548
                                                    2003       1.552           1.574            319,796
                                                    2002       1.383           1.552            261,077
                                                    2001       1.324           1.383            186,516
                                                    2000       1.172           1.324            138,106
                                                    1999       1.239           1.172            110,011
                                                    1998       1.139           1.239             62,648
                                                    1997       1.000           1.139             14,373

Van Kampen Life Investment Trust

  Van Kampen LIT Comstock Subaccount (Class II)
  (5/03)..........................................  2006       1.492           1.709             24,870
                                                    2005       1.452           1.492             27,721
                                                    2004       1.253           1.452             23,081
                                                    2003       1.000           1.253                 --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01)..........................................  2006       0.855           0.901             54,019
                                                    2005       0.803           0.855             46,501
                                                    2004       0.784           0.803             35,761
                                                    2003       0.632           0.784             22,230
                                                    2002       0.909           0.632              8,253
                                                    2001       1.000           0.909                426

                                                           UNIT VALUE AT                   NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                      YEAR        YEAR        END OF YEAR      END OF YEAR
--------------                                      ----   -------------   -------------   ---------------


  Van Kampen LIT Strategic Growth Subaccount
  (Class II) (7/03)...............................  2006       0.761           0.771             70,659
                                                    2005       0.716           0.761             63,792
                                                    2004       0.679           0.716             52,461
                                                    2003       0.542           0.679             44,736
                                                    2002       0.815           0.542             26,158
                                                    2001       1.000           0.815              4,939

Variable Insurance Products Fund

  VIP Contrafund(R) Subaccount (Service Class 2)
  (4/03)..........................................  2006       1.399           1.539            234,945
                                                    2005       1.215           1.399            133,024
                                                    2004       1.069           1.215             80,933
                                                    2003       0.845           1.069             42,292
                                                    2002       0.947           0.845             21,217
                                                    2001       1.000           0.947             10,328
  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (9/01)........................  2006       1.131           1.271              8,865
                                                    2005       0.949           1.131              5,565
                                                    2004       0.950           0.949             12,403
                                                    2003       0.770           0.950             16,388
                                                    2002       0.844           0.770             13,031
                                                    2001       1.000           0.844              1,686

  VIP Mid Cap Subaccount (Service Class 2)
  (7/01)..........................................  2006       1.788           1.983            178,427
                                                    2005       1.534           1.788            182,486
                                                    2004       1.247           1.534             90,732
                                                    2003       0.914           1.247             55,766
                                                    2002       1.029           0.914             27,675
                                                    2001       1.000           1.029              1,660

Wells Fargo Variable Trust

  Wells Fargo VT Advantage Small/Mid Cap Value
  Subaccount (9/98)...............................  2006       1.857           2.121             18,371
                                                    2005       1.615           1.857             16,116
                                                    2004       1.401           1.615             12,301
                                                    2003       1.025           1.401              9,541
                                                    2002       1.352           1.025              5,376
                                                    2001       1.316           1.352              1,420
                                                    2000       1.236           1.316                 --
                                                    1999       1.289           1.236                 --
                                                    1998       1.000           1.289                 --




                                      NOTES

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January
1, 2005 and December 31, 2006, are displayed below. Please see Appendix    for
more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 2/25/05, The Travelers Series Trust -- MFS(R) Emerging Growth Portfolio merged into The Travelers Series Trust-MFS(R) Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, High Yield Bond Trust merged into Metropolitan Series Fund, Inc. -- Western Asset management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Style Focus
Series: Small Cap Value Portfolio merged into Met Investors Series
Trust -- Dreman Small-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Mondrian International Stock Portfolio merged into Met Investors Series Trust -- Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust -- Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Managed Assets Trust merged into Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Convertible Securities Portfolio merged into Met Investors Series Trust -- Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Mutual Shares Securities Fund merged into Met Investors Series Trust -- Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-Met/Aim Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Style Focus
Series: Small Cap Growth Portfolio merged into Met Investors Series
Trust -- Met/AIM Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Mid Cap Value Portfolio merged into Met Investors Series Trust -- Pioneer Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, AIM Variable Insurance Funds, Inc. -- AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Funds, Inc. -- AIM V.I. Core Equity Fund and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust -- Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Mercury Large Cap Core Portfolio merged into Met Investors Series Trust -- Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Value Portfolio merged into Met Investors Series Trust -- MFS(R) Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Fund Portfolio merged into Met Investors Series Trust -- Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Strategic Income Portfolio merged into Met Investors Series Trust -- Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Large Cap Portfolio merged into Metropolitan Series Fund, Inc. -- FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc. -- FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc. -- MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc. -- BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc. -- Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust -- Mutual Shares Securities Fund was replaced by Met Investors Series Trust -- Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust -- Delaware VIP REIT Series was replaced by Met Investors Series Trust -- Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust -- Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc. -- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 11/13/06, Lazard Retirement Series, Inc. -- Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series
Trust -- Third Avenue Small Cap Portfolio and is no longer available as a funding option.

                                   APPENDIX B

--------------------------------------------------------------------------------

                   TEXAS OPTIONAL RETIREMENT PLAN PARTICIPANTS

As provided in the Texas Optional Retirement Program ("Texas ORP"), a Participant may not receive a loan, a surrender or payment of any annuity or any benefit under the Contract, and may not transfer or exchange the Cash Surrender Value of the Contract until one of the following events:

     -    Death

     -    Disability (as defined by Internal Revenue Code Section 72(m)(7)

     -    Attainment of age 70 1/2

     -    Retirement

     - Termination of employment in all public institutions of higher education in Texas

If the Participant does not begin a second year of participation in the Texas ORP, the Company will pay the Participant's Cash Surrender Value, as directed by the Contract Owner.

The Company will require a written statement from the applicable institution certifying their agreement to any withdrawals.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

Some of the Underlying Funds listed below were subject to a merger, substitution or other change. The charts below identify the former name and new name of each of these Underlying Funds, and, where applicable, the former name and new name of the trust of which the Underlying Fund is part.

UNDERLYING FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Janus Capital Appreciation Portfolio           Janus Forty Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable International     Legg Mason Partners Variable International
     All Cap Growth Portfolio(+)                    All Cap Opportunity Portfolio(*+)
  Legg Mason Partners Variable Social            Legg Mason Partners Variable Social
     Awareness Stock Portfolio                      Awareness Portfolio(*)
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV     LEGG MASON PARTNERS VARIABLE EQUITY TRUST(*)
  Legg Mason Partners -- Balanced All Cap        Legg Mason Partners Variable Capital and
     Growth and Value Portfolio -- Class            Income Portfolio -- Class I
     I(**)


-------
* See "Underlying Fund Family Changes and Portfolio Share Class Name Change" in this Appendix

**    See "Underlying Fund Mergers/Reorganizations" in this Appendix

+     Closed to New Investors

UNDERLYING FUND MERGERS/REORGANIZATIONS
The former Underlying Funds were merged with and into the new Underlying Funds.



            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS INVESTMENT SERIES          LEGG MASON PARTNERS VARIABLE EQUITY TRUST(*)
  Legg Mason Partners Variable Premier           Legg Mason Partners Variable Aggressive
     Selections All Cap Growth                      Growth Portfolio -- Class I(+)
     Portfolio -- Class 1(+)
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST(*)
  INC.
  Legg Mason Partners Variable All Cap           Legg Mason Partners Variable Fundamental
     Portfolio -- Class I                           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Total Return      Legg Mason Partners Variable Multiple
     Portfolio -- Class I                           Discipline Portfolio-Balanced All Cap
                                                    Growth and Value Portfolio -- Class I
                                                    which was renamed Legg Mason Partners
                                                    Capital and Income Portfolio -- Class
                                                    I(**)
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST(*)
  INC.
  Legg Mason Partners Variable Large Cap         Legg Mason Partners Variable Investors
     Value Portfolio -- Class I(+)                  Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS V      LEGG MASON PARTNERS VARIABLE EQUITY TRUST*
  Legg Mason Partners Variable Small Cap         Legg Mason Partners Variable Small Cap
     Growth Opportunities Portfolio -- Class        Growth Portfolio -- Class I
     I
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Pioneer Mid-Cap Value Portfolio -- Class A     Lazard Mid-Cap Portfolio -- Class B
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  Western Asset Management High Yield Bond       BlackRock High Yield Portfolio -- Class A
     Portfolio -- Class A

-------

* See "Underlying Fund Family Changes and Portfolio Share Class Name Change" in this Appendix

**    See "Underlying Fund Name Changes" in this Appendix

+     Closed to New Investors

UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.



            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


AIM VARIABLE INSURANCE FUNDS                   METROPOLITAN SERIES FUND, INC.
  AIM V.I. Core Equity Fund -- Series I(+)     Capital Guardian U.S. Equity
                                                    Portfolio -- Class A(+)
CREDIT SUISSE TRUST                            MET INVESTORS SERIES TRUST
  Credit Suisse Emerging Markets Portfolio(+)  MFS(R) Emerging Markets Equity
                                                    Portfolio -- Class A(+)
PIMCO VARIABLE INSURANCE TRUST                 MET INVESTORS SERIES TRUST
  Real Return Portfolio -- Administrative      PIMCO Inflation Protected Bond
     Class                                          Portfolio -- Class A
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT International Equity               MFS(R) Research International
     Fund -- Class IB(+)                            Portfolio -- Class B(+)
  Putnam VT Small Cap Value Fund -- Class IB   Third Avenue Small Cap Value
                                                    Portfolio -- Class B
LORD ABBETT SERIES FUND, INC.                  MET INVESTORS SERIES TRUST
  Lord Abbett Growth and Income                Lord Abbett Growth and Income
     Portfolio -- Class VC                          Portfolio -- Class B
  Lord Abbett Mid-Cap Value                    Lord Abbett Mid-Cap Value Portfolio -- Class
     Portfolio -- Class VC                          B



-------

+     Closed to new investors.

UNDERLYING FUND FAMILY CHANGES AND PORTFOLIO SHARE CLASS NAME CHANGE



        FORMER UNDERLYING FUND FAMILY                    NEW UNDERLYING FUND FAMILY
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS INVESTMENT SERIES          LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Dividend          Legg Mason Partners Variable Dividend
     Strategy Portfolio                             Strategy Portfolio(+)
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors         Legg Mason Partners Variable Investors
     Portfolio                                      Portfolio(+)
  Legg Mason Partners Variable Small Cap         Legg Mason Partners Variable Small Cap
     Growth Portfolio(+)                            Growth Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II       LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Appreciation    Legg Mason Partners Variable Appreciation
     Portfolio -- Class I                           Portfolio -- Class I(**)
  Legg Mason Partners Variable Equity Index      Legg Mason Partners Variable Equity Index
     Portfolio                                      Portfolio
  Legg Mason Partners Variable Fundamental       Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I(+)                  Value Portfolio -- Class I(**)
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive        Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class I                    Growth Portfolio -- Class I(**+)
  Legg Mason Partners Variable International     Legg Mason Partners Variable International
     All Cap Growth Portfolio(+)                    All Cap Opportunity Portfolio(*+)
  Legg Mason Partners Variable Large Cap         Legg Mason Partners Variable Large Cap
     Growth Portfolio                               Growth Portfolio
  Legg Mason Partners Variable Social            Legg Mason Partners Variable Social
     Awareness Portfolio                            Awareness Portfolio(++)

        FORMER UNDERLYING FUND FAMILY                    NEW UNDERLYING FUND FAMILY
---------------------------------------------  ---------------------------------------------

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable Adjustable        Legg Mason Partners Variable Adjustable
     Rate Income Portfolio                          Rate Income Portfolio
  Legg Mason Partners Variable High Income       Legg Mason Partners Variable High Income
     Portfolio                                      Portfolio
  Legg Mason Partners Variable Money Market      Legg Mason Partners Variable Money Market
     Portfolio                                      Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Capital and       Legg Mason Partners Variable Capital and
     Income Portfolio                               Income Portfolio


-------

++    See "Underlying Fund Name Changes" in this Appendix

**    Single Share Class Structure has been renamed Class I

+     Closed to New Investors

UNDERLYING FUND SHARE CLASS EXCHANGE
The following former Underlying Fund share class was exchanged into the new Underlying Fund share class.


      FORMER UNDERLYING FUND SHARE CLASS              NEW UNDERLYING FUND SHARE CLASS
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  BlackRock Large-Cap Core Portfolio -- Class  BlackRock Large-Cap Core Portfolio -- Class E
     A

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES


        SERIES FUND/TRUST                   PORTFOLIO/SERIES                    MARKETING NAME
---------------------------------  ---------------------------------  ---------------------------------


AMERICAN FUNDS INSURANCE SERIES    Global Growth Fund                 American Funds Global Growth Fund
AMERICAN FUNDS INSURANCE SERIES    Growth-Income Fund                 American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES    Growth Fund                        American Funds Growth Fund
DREYFUS VARIABLE INVESTMENT FUND   Appreciation Portfolio             Dreyfus VIF Appreciation
                                                                      Portfolio
DREYFUS VARIABLE INVESTMENT FUND   Developing Leaders Portfolio       Dreyfus VIF Developing Leaders
                                                                      Portfolio
     JANUS ASPEN SERIES            Mid Cap Growth Portfolio           Janus Aspen Series Mid Cap Growth
                                                                      Portfolio
     JANUS ASPEN SERIES            Worldwide Growth Portfolio         Janus Aspen Series Worldwide
                                                                      Growth Portfolio
METROPOLITAN SERIES FUND, INC.     FI Large Cap Portfolio             FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.     FI Value Leaders Portfolio         FI Value Leaders Portfolio
                                                                      (Fidelity)
PIMCO VARIABLE INSURANCE TRUST     Total Return Portfolio             PIMCO VIT Total Return Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST   Van Kampen Life Investment Trust   Van Kampen LIT Comstock Portfolio
                                   Comstock Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST   Van Kampen Life Investment Trust   Van Kampen LIT Strategic Growth
                                   Strategic Growth Portfolio         Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST   Van Kampen Life Investment Trust   Van Kampen LIT Enterprise
                                   Enterprise Portfolio               Portfolio
VARIABLE INSURANCE PRODUCTS        VIP Dynamic Capital Appreciation   Fidelity VIP Dynamic Capital
                                   Portfolio                          Appreciation Portfolio
VARIABLE INSURANCE PRODUCTS        VIP Contrafund(R) Portfolio        Fidelity VIP Contrafund(R)
                                                                      Portfolio
VARIABLE INSURANCE PRODUCTS        VIP Mid Cap Portfolio              Fidelity VIP Mid Cap Portfolio

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and the Company. A list of the contents of the Statement of Additional Information is set forth below:



TABLE OF CONTENTS                           PAGE
----------------------------------------    ----


The Insurance Company...................      2
Principal Underwriter...................      2
Distribution and Principal Underwriting
  Agreement.............................      2
Distribution of the Contracts...........      3
Valuation of Assets.....................      3
Calculation of Money Market Yield.......      4
Federal Tax Considerations..............      4
Independent Registered Public Accounting
  Firms.................................      8
Voting Rights...........................      9
Condensed Financial Information.........     10
Financial Statements....................      1



COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2007 (FORM MIC-BOOK 16) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE COMPLETE THE COUPON FOUND BELOW AND MAIL IT TO: METLIFE INSURANCE COMPANY OF CONNECTICUT, ANNUITY OPERATIONS AND SERVICES, ONE CITYPLACE, 185 ASYLUM STREET, 3 CP, HARTFORD, CONNECTICUT, 06103-3415.


  Name: -----------------------------------------------

  Address: --------------------------------------------

                                GOLD TRACK SELECT

                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                    METLIFE INSURANCE COMPANY OF CONNECTICUT

BOOK 16                                                           APRIL 30, 2007

--------------------------------------------------------------------------------

                              GOLD TRACK PROSPECTUS

This prospectus describes Gold Track, a flexible premium group variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut (the "Company", "us" or "we"). The Contract's value will vary daily to reflect the investment experience of the funding options you select and the interest credited to the Fixed Account. The Variable Funding Options available through MetLife of CT Separate Account QP for Variable Annuities available for Contracts purchased on or after April 30, 2007 are:




DREYFUS VARIABLE INVESTMENT FUND -- INITIAL      METLIFE INVESTMENT FUNDS, INC. -- CLASS I
  SHARES                                           MetLife Investment Diversified Bond Fund
  Dreyfus Variable Investment Fund                 MetLife Investment International Stock Fund
     Appreciation Portfolio                        MetLife Investment Large Company Stock Fund
  Dreyfus Variable Investment Fund Developing      MetLife Investment Small Company Stock Fund
     Leaders Portfolio                           METROPOLITAN SERIES FUND, INC.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     BlackRock Aggressive Growth
  TRUST -- CLASS 2                                    Portfolio -- Class D
  Templeton Developing Markets Securities          BlackRock Bond Income Portfolio -- Class A
     Fund                                          BlackRock Diversified Portfolio -- Class
  Templeton Foreign Securities Fund                   A(+)
JANUS ASPEN SERIES -- SERVICE SHARES               Capital Guardian U.S. Equity
  Mid Cap Growth Portfolio                            Portfolio -- Class A(+)
  Worldwide Growth Portfolio                       FI Large Cap Portfolio -- Class A
LEGG MASON PARTNERS VARIABLE EQUITY TRUST          MFS(R) Total Return Portfolio -- Class F
  Legg Mason Partners Variable Aggressive          MetLife Stock Index Portfolio -- Class A(+)
     Growth Portfolio -- Class I(+)                Oppenheimer Global Equity
  Legg Mason Partners Variable Fundamental            Portfolio -- Class A
     Value Portfolio -- Class I(+)                 Western Asset Management U.S. Government
  Legg Mason Partners Variable International          Portfolio -- Class A
     All Cap Opportunity Portfolio(+)            PIMCO VARIABLE INSURANCE
  Legg Mason Partners Variable Investors           TRUST -- ADMINISTRATIVE CLASS
     Portfolio -- Class I(+)                       Total Return Portfolio
  Legg Mason Partners Variable Large Cap         VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
     Growth Portfolio -- Class 1(+)                Van Kampen Life Investment Trust  Strategic
  Legg Mason Partners Variable Small Cap              Growth Portfolio
     Growth Portfolio -- Class I(+)                Van Kampen Life Investment Trust Enterprise
  Legg Mason Partners Variable Social                 Portfolio
     Awareness Portfolio(+)                      VARIABLE INSURANCE PRODUCTS FUND
LEGG MASON PARTNERS VARIABLE INCOME TRUST          VIP Contrafund(R) Portfolio -- Service
  Legg Mason Partners Variable Adjustable             Class 2
     Rate Income Portfolio(+)                      VIP Dynamic Capital Appreciation Portfolio
  Legg Mason Partners Variable High Income         VIP Equity-Income Portfolio -- Initial
     Portfolio(+)                                     Class
  Legg Mason Partners Money Market                 VIP Growth Portfolio -- Initial Class
     Portfolio(+)                                  VIP Mid Cap Portfolio -- Service Class 2
MET INVESTORS SERIES TRUST                       METROPOLITAN SERIES FUND, INC. -- ASSET
  Batterymarch Mid-Cap Stock                       ALLOCATION PORTFOLIOS -- CLASS B
     Portfolio -- Class A                          MetLife Conservative Allocation Portfolio
  BlackRock High Yield Portfolio -- Class          MetLife Conservative to Moderate Allocation
     A(+)                                             Portfolio
  BlackRock Large-Cap Core Portfolio -- Class      MetLife Moderate Allocation Portfolio
     E(+)                                          MetLife Moderate to Aggressive Allocation
  Janus Forty Portfolio -- Class A(+)                 Portfolio
  Legg Mason Partners Managed Asset                MetLife Aggressive Allocation Portfolio
     Portfolio -- Class A
  Loomis Sayles Global Markets
     Portfolio -- Class A(+)
  Lord Abbett Bond Debenture
     Portfolio -- Class A
  MFS(R) Research International
     Portfolio -- Class B(+)
  MFS(R) Value Portfolio -- Class A
  Met/AIM Capital Appreciation
     Portfolio -- Class A
  Neuberger Berman Real Estate
     Portfolio -- Class A
  Pioneer Fund Portfolio -- Class A
  Pioneer Strategic Income Portfolio -- Class
     A
  Third Avenue Small Cap Value
     Portfolio -- Class B(+)




-------

(+) This Variable Funding Option has been subject to a merger, substitutions name or other change. Please see Appendix C for more information.

The Fixed Account is described in a separate prospectus. The Contract, certain contract features and/or some of the funding options may not be available in all states.

This prospectus sets forth the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC") and it is incorporated by reference into this prospectus. To request a copy, write to us at: Annuity Operations and Services, One Cityplace, 185 Asylum Street, 3 CP, Hartford, CT 06103-3415, call 1-800-842-9406, or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS





Glossary................................      3
Summary.................................      5
Fee Table...............................      8
Condensed Financial Information.........     14
The Annuity and Your Retirement Plan....     14
The Annuity Contract....................     14
  Contract Owner Inquiries..............     15
  Allocated Contracts...................     15
  Unallocated Contracts.................     15
  Purchase Payments.....................     16
  Accumulation Units....................     16
  The Variable Funding Options..........     16
  Notice of Substitution................     18
Charges and Deductions..................     24
  General...............................     24
  Withdrawal Charge.....................     24
  Free Withdrawal Allowance.............     25
  Mortality and Expense Risk Charge.....     25
  Variable Liquidity Benefit Charge.....     26
  Variable Funding Option Expenses......     26
  Premium Tax...........................     26
  Changes in Taxes Based upon Premium or
     Value..............................     26
  Administrative Charge.................     26
  TPA Administrative Charges............     27
  The CHART Program Fee.................     27
Transfers...............................     27
  Market Timing/Excessive Trading.......     27
  Dollar Cost Averaging.................     29
Asset Allocation Services...............     30
  General...............................     30
  CHART Program.........................     30
  Program Fees..........................     31
Access to Your Money....................     32
  Account Reduction Loans...............     32
  Systematic Withdrawals................     32
Ownership Provisions....................     33
  Types of Ownership....................     33
     Contract Owner.....................     33
     Beneficiary........................     33
     Annuitant..........................     33
Death Benefit...........................     33
  Death Benefit Proceeds Prior to
     Maturity Date......................     33
  Payment of Proceeds...................     34
  Death Proceeds After the Maturity
     Date...............................     35
The Annuity Period......................     35
  Election of Options at Maturity.......     35
  Allocation of Cash Value During the
     Annuity Period.....................     36
  Variable Annuity......................     36
  Fixed Annuity.........................     36
  Retired Life Certificate..............     37
  Annuity Options.......................     37
  Variable Liquidity Benefit............     37
Miscellaneous Contract Provisions.......     38
  Right to Return.......................     38
  Termination of Allocated Contracts....     38
  Contract Exchanges....................     39
  Suspension of Payments................     40
  Contract Value........................     40
  Misstatement..........................     40
The Separate Account....................     40
  Performance Information...............     41
Federal Tax Considerations..............     41
  General Taxation of Annuities.........     41
  Types of Contracts: Qualified and
     Nonqualified.......................     42
  Qualified Annuity Contracts...........     42
     Taxation of Qualified Annuity
       Contracts........................     42
     Mandatory Distributions for
       Qualified Plans..................     42
     Keogh..............................     43
     Section 403(b) Loans...............     44
     Designated Roth Accounts for 403(b)
       and 401(k) Plans.................     44
     Qualified Pension and Profit
       Sharing Plans....................     45
     Section 457 Plans..................     46
     Taxation of Death Benefit
       Proceeds.........................     47
     Penalty for Premature
       Distributions....................     47
     The Employee Retirement Securities
       Act of 1974......................     47
     Federal Income Tax Withholding &
       Eligible Rollover Distributions..     47
     Eligible Rollover Distributions....     48
     Other Non-Periodic Distributions...     48
     Periodic Distributions.............     48
     Tax Advice.........................     48
     Hurricane Relief...................     49
  Non-qualified Annuity Contracts.......     49
     Diversification Requirements for
       Variable Annuities...............     51
     Ownership of the Investments.......     51
     Taxation of Death Benefit
       Proceeds.........................     51
  Other Tax Considerations..............     52
     Treatment of Charges for Optional
       Benefits.........................     52
     Penalty Tax for Premature
       Distribution.....................     52
     Puerto Rico Tax Considerations.....     52
     Non-Resident Aliens................     52
     Changes to Tax Rules and
       Interpretations..................     53
Other Information.......................     53
  The Insurance Company.................     53
  Distribution of the Contracts.........     53
  Conformity with State and Federal
     Laws...............................     55
  Voting Rights.........................     55
  Contract Modification.................     56
  Restrictions on Financial
     Transactions.......................     56
  Legal Proceedings.....................     56
APPENDIX A: Condensed Financial
  Information: MetLife of CT Separate
  Account QP............................    A-1
APPENDIX B: Texas Optional Retirement
  Program...............................    B-1
APPENDIX C: Additional Information
  Regarding Underlying Funds............    C-1
APPENDIX D: Portfolio Legal and
  Marketing Names.......................    D-1
APPENDIX E: Contents of the Statement Of
  Additional Information................    E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CERTIFICATE -- the document issued to Participants under a master group contract

CERTIFICATE YEARS -- twelve month periods beginning with the Certificate Date.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract or Certificate is issued.

CONTRACT DISCONTINUANCE -- termination of Contract by the Contract Owner of the Contract and all Certificates, if any.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments allocated to the Contract or the Certificate, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals. The Contract Value may also be referred to as "Cash Value."

CONTRACT YEARS -- twelve month periods beginning with the Contract Date or Certificate Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PARTICIPANT -- an individual participating under a group contract.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, 414(d) or 457 of the Code.

SEPARATE ACCOUNT -- MetLife of CT Separate Account QP for Variable Annuities, a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION --a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- "You", depending on the context, may be the Participant or Contract Owner and a natural person, a trust established for the benefit of a natural person, a charitable remainder trust, or a plan (or the employer purchaser who has purchased the Contact on behalf of the plan).

                                    SUMMARY:

                               GOLD TRACK ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE VARIABLE ANNUITY CONTRACT? The Contract offered by MetLife Insurance Company of Connecticut is intended for retirement savings or other long-term investment purposes.

The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account. We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose to receive income payments in the form of a variable annuity, fixed annuity or a combination of both. If you elect variable Annuity Payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed. During the payout phase, you have the same investment choices you had during the accumulation phase.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with qualified retirement plans (which include contracts qualifying under Section 401(a), 403(b), or 457 of the Internal Revenue Code (the "Code"). The Contract may also be issued for non-qualified and unfunded deferred compensation plans which do not qualify for special treatment under the Code. Purchase of this Contract through a Plan does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing the Contract for its Death Benefit, Annuity Option Benefits or other non-tax related benefits.

The minimum Purchase Payment allowed is an average of $1,000 annually per individual Certificate, or $10,000 annually per group contract.

The Contract may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay Federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

WHO IS THE CONTRACT ISSUED TO? If a group allocated Contract is purchased, we issue Certificates to the individual Participants. If a group unallocated Contract is purchased, we issue only the Contract. Where we refer to "you," we are referring to the group Participant. Where we refer to your Contract, we are referring to a group allocated Contract or individual Certificate, as applicable.

Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar-cost averaging, etc.). Your retirement plan provisions supersede the prospectus. If you have any questions about your specific retirement plan, contact your plan administrators.

IS THERE A RIGHT TO RETURN PERIOD? For allocated contracts in use with deferred compensation plans, tax-deferred annuity plans, and combined qualified plans/tax-deferred annuity plans, you may return the Contract for a full refund of the Cash Value (including charges) within ten days after you receive it (the "right to return period"). If you cancel the Contract within ten days after you receive it, you receive a full refund of the Cash Value plus any Contract charges you paid (but not fees and charges assessed by the Underlying Funds). The number of days for the right to return varies by state. Depending on state law, we may refund all of your purchase payments or your Cash Value. You bear the investment risk on the Purchase Payments allocated to a Variable Funding Option during the free look period; therefore, the Cash Value returned to you may be greater or less than your Purchase Payment. The Cash Value will be determined as of the close of business on the day we receive a Written Request for a refund. There is no right to return period for unallocated contracts.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least three months from the date of the transfer. Please refer to your Contract for restrictions on transfers to and from the Fixed Account.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. For each allocated Contract, we may deduct a semiannual contract administrative charge of $15. A maximum subaccount administrative charge of 0.10% annually will be charged in addition to or instead of the semiannual contract administrative charge, depending upon the terms of your allocated Contract. The maximum annual insurance charge is 1.20% of the amounts you direct to the Variable Funding Options. Each funding option also charges for management costs and other expenses.

If you withdraw amounts from the Contract, either a deferred sales charge or surrender charge may apply. The amount of the charge depends on a number of factors, including the length of time the Contract has been in force or the years since a Purchase Payment was made. If you withdraw all amounts under the Contract, or if you begin receiving Annuity/Income Payments, we may be required by your state to deduct a premium tax.

If you are a participant in the CHART asset allocation program, the maximum charge is 1.00% annually deducted from amounts in the Variable Funding Options.

During the annuity period, if you have elected the Variable Liquidity Benefit, a maximum charge of 5% of the amount withdrawn will be assessed. See Variable Liquidity Benefit.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal penalty tax on the amount withdrawn. Under Non-Qualified Contracts, withdrawals are considered to be made first from taxable earnings.

For owners of Qualified Contracts, if you reach a certain age, you may be required by Federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions. Any amount paid will be reduced by any applicable premium tax, outstanding loans or surrenders not previously deducted. Certain states may have varying age requirements. (Please refer to the Death Benefit section of the prospectus for more details.)

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - ASSET ALLOCATION SERVICE. Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the Program. If you cancel your enrollment in the program, you may not re-enroll. Participants in the program enter into a separate investment advisory agreement with MetLife Investment Fund Services LLC ("MIFS"), an affiliate of the Company, for the purpose of receiving asset allocation advice under MIFS's CHART program (the "program"). Under the program, participants allocate Contract Value according to asset allocation models developed by MIFS in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. The program not part of the Contract issued by the Company and is closed to new participants. The program is fully described in a separate disclosure statement prepared by MIFS.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES


                                             YEARS SINCE
  CONTINGENT DEFERRED SALES CHARGE      PURCHASE PAYMENT MADE    PERCENTAGE
------------------------------------    ---------------------    ----------


As a percentage of Purchase Payments             0-5                 5%
                                                  6+                 0%


                                       OR


           SURRENDER CHARGE              CONTRACT YEAR    PERCENTAGE
-------------------------------------    -------------    ----------


As a percentage of amount surrendered         1-2             5%
                                              3-4             4%
                                              5-6             3%
                                              7-8             2%
                                               9+             0%


ACCOUNT REDUCTION LOAN INITIATION FEE (1) $75.00
(1) Loans will be charged an initial set-up fee of $75.00. This fee can be included in the loan or paid in advance.

VARIABLE LIQUIDITY BENEFIT CHARGE (2): 5%
(2) This withdrawal charge only applies when you make a surrender after beginning to receive Annuity Payments. The charge is as follows:


                                              YEARS SINCE INITIAL
    VARIABLE LIQUIDITY BENEFIT CHARGE        PURCHASE PAYMENT MADE    PERCENTAGE
-----------------------------------------    ---------------------    ----------


As a percentage of the amount surrendered             0-5                 5%
                                                       6+                 0%


                                       OR


  VARIABLE LIQUIDITY BENEFIT CHARGE      CONTRACT YEAR    PERCENTAGE
-------------------------------------    -------------    ----------


As a percentage of amount surrendered         1-2             5%
                                              3-4             4%
                                              5-6             3%
                                              7-8             2%
                                               9+             0%


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

ADMINISTRATIVE CHARGES



SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE (allocated contracts only)               $15


                                    AND / OR



FUNDING OPTION ADMINISTRATIVE CHARGE (As a percentage of amounts allocated to
  the Variable Funding Options under allocated contracts)                         0.10%


MAXIMUM ANNUAL SEPARATE ACCOUNT CHARGES (3)
(As a percentage of average daily net assets of the Separate Account)


(3) We are waiving the following amounts of the Mortality and Expense Risk charge on the Subaccounts: 0.11% for the Subaccount investing in the BlackRock High Yield Portfolio of the Met Investors Series Trust; an amount equal to the underlying fund expenses that are in excess of 0.85% for the Subaccount investing in the Loomis Sayles Global Markets
      Portfolio -- Class A of the Met Investors Series Trust; an amount equal to the underlying fund expenses that are in excess of 0.91% for the Subaccount investing in the Capital Guardian U.S. Equity
      Portfolio -- Class A of the Metropolitan Series Fund, Inc.; an amount equal to the underlying fund expenses that are in excess of 0.87% for the Subaccount investing in the Lord Abbett Growth and Income
      Portfolio -- Class B of the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 0.65% for the Subaccount investing in the PIMCO Inflation Protected Bond
      Portfolio -- Class A of the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 1.12% for the Subaccount investing in the Lord Abbett Mid-Cap Value Portfolio -- Class B of the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 1.10% for the Subaccount investing in the Third Avenue Small Cap Value Portfolio -- Class B of the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 1.18% for the Subaccount investing in the MFS(R) Research International Portfolio -- Class B of the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 0.265% for the Subaccount investing in the MetLife Stock Index
      Portfolio -- Class A of the Metropolitan Series Fund, Inc.




MORTALITY AND EXPENSE RISK FEES (4)                                               1.20%


(4)   We are waiving the following amounts of the M&E charge on this Subaccount:
      0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Fund.



MAXIMUM ANNUAL FEE FOR CHART PROGRAM (5)                                          1.00%
(As a percentage of Contract Value)


EFFECTIVE FEBRUARY 1, 2006, THE CHART ASSET ALLOCATION PROGRAM IS CLOSED TO NEW PARTICIPANTS. IF YOU ENROLLED IN THE PROGRAM PRIOR TO FEBRUARY 1, 2006, YOU MAY CONTINUE TO MAKE ADDITIONAL PURCHASE PAYMENTS INTO THE PROGRAM. IF YOU CANCEL YOUR ENROLLMENT IN THE PROGRAM, YOU MAY NOT RE-ENROLL.

---------
(5) The annual fee applies only to participants in the CHART Program. The annual fee to participate in the CHART Program is in addition to any Contract fees and charges. The following table describes fees payable for participating in the program. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender.


                                                            ANNUAL INVESTMENT
                                                             ADVISORY FEE FOR
CONTRACT VALUE EQUAL TO OR GREATER THAN    BUT LESS THAN      CHART PROGRAM
---------------------------------------    -------------    -----------------


                      $0                       $25,000            1.00%
                 $25,000                       $50,000            0.75%
                 $50,000                       $75,000            0.50%
                 $75,000                      $100,000            0.35%
                $100,000                      $250,000            0.25%
                $250,000                      $500,000            0.15%
               $500,000+                                          0.10%


UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it.

More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9046.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service fees (12b-1), and
  other expenses)                                                         0.30%      1.72%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                       DISTRIBUTION              TOTAL    CONTRACTUAL FEE  NET TOTAL
                                          AND/OR                 ANNUAL        WAIVER        ANNUAL
                           MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE  OPERATING
UNDERLYING FUND:               FEE      (12b-1)FEES  EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES*
----------------           ----------  ------------  --------  ---------  ---------------  ---------


DREYFUS VARIABLE
  INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable
     Investment Fund
     Appreciation
     Portfolio...........     0.75%          --        0.07%     0.82%           --        0.82%
  Dreyfus Variable
     Investment Fund
     Developing Leaders
     Portfolio**.........     0.75%          --        0.09%     0.84%           --        0.84%
FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS
  VIP Contrafund(R)
     Portfolio -- Service
     Class 2.............     0.57%        0.10%       0.09%     0.76%           --        0.76%
  VIP Dynamic Capital
     Appreciation
     Portfolio -- Service
     Class 2.............     0.56%        0.25%       0.24%     1.05%           --        1.05%
  VIP Equity Income
     Portfolio -- Initial
     Class...............     0.47%          --        0.10%     0.57%           --        0.57%
  VIP Growth
     Portfolio -- Initial
     Class...............     0.57%          --        0.11%     0.68%           --        0.68%
  VIP High Income
     Portfolio -- Initial
     Class+..............     0.57%          --        0.14%     0.71%           --        0.71%
  VIP Mid Cap
     Portfolio -- Service
     Class 2.............     0.57%        0.25%       0.11%     0.93%           --        0.93%
FRANKLIN TEMPLETON
  VARIABLE INSURANCE
  PRODUCTS TRUST -- CLASS
  2
  Templeton Developing
     Markets Securities
     Fund................     1.23%        0.25%       0.24%     1.72%           --        1.72%
  Templeton Foreign
     Securities Fund.....     0.63%        0.25%       0.18%     1.06%         0.03%       1.03%(1)
JANUS ASPEN
  SERIES -- SERVICE
  SHARES
  Mid Cap Growth
     Portfolio...........     0.64%        0.25%       0.06%     0.95%           --        0.95%
  Worldwide Growth
     Portfolio...........     0.60%        0.25%       0.05%     0.90%           --        0.90%(2)
LEGG MASON PARTNERS
  VARIABLE EQUITY TRUST
  Legg Mason Partners
     Variable Aggressive
     Growth Portfolio--
     Class I++...........     0.75%          --        0.02%     0.77%           --        0.77%
  Legg Mason Partners
     Variable Fundamental
     Value
     Portfolio -- Class
     I...................     0.75%          --        0.02%     0.77%           --        0.77%
  Legg Mason Partners
     Variable
     International All
     Cap Opportunity
     Portfolio...........     0.85%          --        0.09%     0.94%           --        0.94%
  Legg Mason Partners
     Variable Investors
     Portfolio -- Class
     I...................     0.65%          --        0.07%     0.72%           --        0.72%
  Legg Mason Partners
     Variable Large Cap
     Growth Portfolio....     0.75%          --        0.04%     0.79%           --        0.79%
  Legg Mason Partners
     Variable Small Cap
     Growth
     Portfolio -- Class
     I...................     0.75%          --        0.21%      .96%           --         .96%
  Legg Mason Partners
     Variable Social
     Awareness
     Portfolio++.........     0.66%          --        0.12%     0.78%           --        0.78%
LEGG MASON PARTNERS
  VARIABLE INCOME TRUST
  Legg Mason Partners
     Variable Adjustable
     Rate Income
     Portfolio++.........     0.55%        0.25%       0.22%     1.02%           --        1.02%
  Legg Mason Partners
     Variable High Income
     Portfolio++.........     0.60%          --        0.06%     0.66%           --        0.66%
  Legg Mason Partners
     Variable Money
     Market Portfolio++..     0.45%          --        0.03%     0.48%           --        0.48%
MET INVESTORS SERIES
  TRUST(3)
  Batterymarch Mid-Cap
     Stock
     Portfolio -- Class
     A...................     0.70%          --        0.11%     0.81%           --        0.81%(4)
  BlackRock High Yield
     Portfolio -- Class
     A...................     0.60%          --        0.32%     0.92%           --        0.92%(5)
  BlackRock Large-Cap
     Core
     Portfolio -- Class
     E...................     0.63%        0.15%       0.22%     1.00%           --        1.00%(6)
  Janus Forty
     Portfolio -- Class
     A...................     0.65%          --        0.06%     0.71%           --        0.71%(7)
  Legg Mason Partners
     Managed Assets
     Portfolio -- Class
     A...................     0.50%          --        0.11%     0.61%           --        0.61%
  Loomis Sayles Global
     Markets
     Portfolio -- Class
     A...................     0.70%          --        0.12%     0.82%           --        0.82%(8)
  Lord Abbett Bond
     Debenture
     Portfolio -- Class
     A...................     0.50%          --        0.04%     0.54%           --        0.54%

                                       DISTRIBUTION              TOTAL    CONTRACTUAL FEE  NET TOTAL
                                          AND/OR                 ANNUAL        WAIVER        ANNUAL
                           MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE  OPERATING
UNDERLYING FUND:               FEE      (12b-1)FEES  EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES*
----------------           ----------  ------------  --------  ---------  ---------------  ---------

  MFS(R) Emerging Markets
     Equity
     Portfolio -- Class
     A+..................     1.04%          --        0.29%     1.33%         0.03%       1.30%(9)
  MFS(R) Research
     International
     Portfolio -- Class
     B...................     0.72%        0.25%       0.14%     1.11%           --        1.11%
  MFS(R) Value
     Portfolio -- Class
     A...................     0.73%          --        0.23%     0.96%           --        0.96%(10)
  Met/AIM Capital
     Appreciation
     Portfolio -- Class
     A...................     0.77%          --        0.09%     0.86%           --        0.86%(11)
  Neuberger Berman Real
     Estate
     Portfolio -- Class
     A...................     0.64%          --        0.04%     0.68%           --        0.68%
  Pioneer Fund
     Portfolio -- Class
     A...................     0.75%          --        0.30%     1.05%         0.05%       1.00%(12)
  Pioneer Strategic
     Income
     Portfolio -- Class
     A...................     0.70%          --        0.12%     0.82%           --        0.82%(13)
  Third Avenue Small Cap
     Value
     Portfolio -- Class
     B...................     0.74%        0.25%       0.04%     1.03%           --        1.03%
METLIFE INVESTMENT
  FUNDS -- CLASS I(14)
  MetLife Investment
     Diversified Bond
     Fund................     0.41%          --        0.09%     0.50%         0.01%       0.49%(15)
  MetLife Investment
     International Stock
     Fund................     0.73%          --        0.20%     0.93%         0.01%       0.92%
  MetLife Investment
     Large Company Stock
     Fund................     0.52%          --        0.11%     0.63%         0.01%       0.62%
  MetLife Investment
     Small Company Stock
     Fund................     0.64%          --        0.14%     0.78%         0.01%       0.77%(16)
METROPOLITAN SERIES FUND,
  INC.
  BlackRock Aggressive
     Growth
     Portfolio -- Class
     D...................     0.72%        0.10%       0.06%     0.88%           --        0.88%
  BlackRock Bond Income
     Portfolio -- Class
     A...................     0.39%          --        0.07%     0.46%         0.01%       0.45%(17)
  BlackRock Diversified
     Portfolio -- Class
     A...................     0.44%          --        0.07%     0.51%           --        0.51%
  Capital Guardian U.S.
     Equity
     Portfolio -- Class
     A...................     0.66%          --        0.06%     0.72%           --        0.72%
  FI Large Cap
     Portfolio -- Class
     A...................     0.78%          --         .06%     0.84%           --        0.84%(18)
  MFS(R) Total Return
     Portfolio -- Class
     F...................     0.53%        0.20%       0.05%     0.78%           --        0.78%(19)
  MetLife Stock Index
     Portfolio -- Class
     A...................     0.25%          --        0.05%     0.30%         0.01%       0.29%(20)
  Oppenheimer Global
     Equity
     Portfolio -- Class
     A...................     0.53%          --        0.09%     0.62%           --        0.62%
  Western Asset
     Management U.S.
     Government
     Portfolio -- Class
     A...................     0.50%          --        0.07%     0.57%           --        0.57%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE
  CLASS
  Total Return
     Portfolio...........     0.25%        0.15%       0.25%     0.65%           --        0.65%
PUTNAM VARIABLE TRUST
  Putnam VT Discovery
     Growth Fund -- Class
     IB Shares+               0.70%        0.25%       0.55%     1.50%           --        1.50%
VAN KAMPEN LIFE
  INVESTMENT
  TRUST -- CLASS II
  Enterprise Portfolio...     0.50%        0.25%       0.18%     0.93%           --        0.93%
  Strategic Growth
     Portfolio...........     0.70%        .025%       0.08%     1.03%           --        1.03%





                                                                                                                NET TOTAL
                                                                                                                  ANNUAL
                                                                                                                OPERATING
                                                                                                                 EXPENSES
                                          DISTRIBUTION                 TOTAL      CONTRACTUAL FEE   NET TOTAL   INCLUDING
                                             AND/OR                    ANNUAL          WAIVER         ANNUAL    UNDERLYING
                            MANAGEMENT      SERVICE        OTHER     OPERATING     AND/OR EXPENSE   OPERATING      FUND
UNDERLYING FUND:                FEE       (12b-1)FEES    EXPENSES     EXPENSES     REIMBURSEMENT    EXPENSES*    EXPENSES
----------------           ------------  -------------  ----------  -----------  -----------------  ---------  -----------


METROPOLITAN SERIES FUND,
  INC.
  MetLife Aggressive
     Allocation
     Portfolio -- Class
     B...................      0.10%         0.25%         0.07%       0.42%           0.07%          0.35%     1.10%(21)
  MetLife Conservative
     Allocation
     Portfolio -- Class
     B...................      0.10%         0.25%         0.09%       0.44%           0.09%          0.35%     0.96%
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class
     B...................      0.10%         0.25%         0.02%       0.37%           0.02%          0.35%     1.00%
  MetLife Moderate
     Allocation
     Portfolio -- Class
     B...................      0.10%         0.25%         0.01%       0.36%           0.01%          0.35%     1.05%
  MetLife Moderate to
     Aggressive
     Allocation
     Portfolio -- Class
     B...................      0.10%         0.25%         0.01%       0.36%           0.01%          0.35%     1.10%


---------
* New Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+     Closed to new investors.

++ Fees and Expenses are based on the Portfolio's fiscal year ended October 31, 2006.
(1) Other Expenses include 0.03% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).
(2) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees paid by Janus Capital.
(3) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(4) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(5) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(6) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.
(7) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(8) The fees and expenses shown in this table are annualized, based on the Portfolio's May 1, 2006 start date.
(9) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees. The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.
(10) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(11) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(12) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%, excluding 12b-1 fees.
(13) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(14) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(15) Assumes fee schedules were in place for the full year with Wellington Management Company, LLP.
(16) Assumes fee schedules were in place for the full year with Delaware Management Company.
(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(18) The Management Fee has been restates to reflect current fees and has been in effect for the previous fiscal year.
(19) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through May 1, 2008, to reduce the Management Fee of the Portfolio to 0.243%.
(21) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Strategy Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolio before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio,

      1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Strategy Portfolio. Contract and Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract or Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory LLC. (See the fund prospectus for a description of each Portfolio's target allocation.) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.


** Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.


EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

EXAMPLE 1 -- MAXIMUM EXPENSES WITH CONTINGENT DEFERRED SALES CHARGE


                                                                                           IF CONTRACT IS NOT SURRENDERED OR
                                                 IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT THE END OF PERIOD
                                                       END OF PERIOD SHOWN:                             SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $823       $1,435      $2,119      $3,484       $323        $985       $1,669
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $681       $1,010      $1,413      $2,086       $181        $560         $963

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                          AT THE END
                                           OF PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $3,484
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $2,086


EXAMPLE 2 -- MAXIMUM EXPENSES WITH SURRENDER CHARGE


                                                                                           IF CONTRACT IS NOT SURRENDERED OR
                                                 IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT THE END OF PERIOD
                                                       END OF PERIOD SHOWN:                             SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $823       $1,345      $1,939      $3,484       $323        $985       $1,669
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $681         $920      $1,233      $2,086       $181        $560         $963

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                          AT THE END
                                           OF PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $3,484
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $2,086


EXAMPLE 3 -- THIS EXAMPLE ASSUMES THAT YOU HAVE ELECTED THE MAXIMUM CONTINGENT
                                 DEFERRED SALES
CHARGE AND YOU HAVE ELECTED THE CHART PROGRAM AT THE MAXIMUM FEE.

Under the CHART program, you (or participants) choose to enter into a separate investment advisory agreement with MIFS for the purpose of receiving asset allocation advice. The example assumes that your Contract Value is allocated to the most expensive and the least expensive Underlying Funds; however, under the program, you or the participants' Contract Value is currently allocated amongst four Underlying Funds, each of which is substantially less expensive than the example reflecting the maximum total operating expenses. The program is not part of the Contract issued by the Company.


                                                                                           IF CONTRACT IS NOT SURRENDERED OR
                                                 IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT THE END OF PERIOD
                                                       END OF PERIOD SHOWN:                             SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $921       $1,723      $2,586      $4,346       $421       $1,273      $2,136
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $781       $1,311      $1,915      $3,093       $281         $861      $1,465

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                          AT THE END
                                           OF PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $4,346
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $3,093


EXAMPLE 4 -- THIS EXAMPLE ASSUMES THAT YOUR CONTRACT HAS THE MAXIMUM SURRENDER
                                 CHARGE AND YOU
HAVE ELECTED THE CHART PROGRAM AT THE MAXIMUM FEE.

Under the CHART program, you (or participants) choose to enter into a separate investment advisory agreement with MIFS for the purpose of receiving asset allocation advice The example assumes that your Contract Value is allocated to the most expensive and least expensive Underlying Funds; however, under the program, your or participants' Contract Value is currently allocated amongst four Underlying Funds, each of which is substantially less expensive than the example reflecting the maximum total operating expenses. The program is not part of the Contract issued by the Company and the program is closed to new participants.


                                                                                           IF CONTRACT IS NOT SURRENDERED OR
                                                 IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT THE END OF PERIOD
                                                       END OF PERIOD SHOWN:                            SHOWN**:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $921       $1,633      $2,406      $4,346       $421       $1,273      $2,136
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $781       $1,221      $1,735      $3,093       $281         $861      $1,465

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                          AT THE END
                                           OF PERIOD
                                           SHOWN**:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $4,346
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $3,093


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendix A.

                  THE ANNUITY CONTRACT AND YOUR RETIREMENT PLAN

--------------------------------------------------------------------------------

If you participate through a retirement plan or other group arrangement, the Contract may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and Annuity options.

The Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Contract Value. Also, the Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix B for specific information which applies to you.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Gold Track Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date (referred to as "Annuity Commencement Date" in your Contract). The Purchase Payments accumulate tax-deferred in the funding options of your choice. We offer multiple Variable Funding Options, and one Fixed Account option. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Purchase of this Contract through a tax-qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits. You should consult with your personal tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9046.

ALLOCATED CONTRACTS

A group allocated Contract will cover all present and future Participants under the Contract. A Participant under an allocated Contract receives a Certificate that evidences participation in the Contract.

UNALLOCATED CONTRACTS

We offer an unallocated annuity Contract, designed for use with certain Qualified Plans where the employer has secured the services of a Third Party Administrator (TPA).

The Contracts will be issued to an employer or the trustee(s) or custodian of an employer's Qualified Plan. All Purchase Payments are held under the Contract, as directed by the Contract Owner. There are no individual accounts under the unallocated Contracts for individual Participants in the Qualified Plan.

PURCHASE PAYMENTS

The minimum Purchase Payment allowed is an average of $1,000 annually per individual Certificate, or $10,000 annually per group contract. The initial Purchase Payment is due and payable before the Contract becomes effective. We may refuse to accept total Purchase Payments over $3,000,000.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

We will provide you with the address of the office to which Purchase Payments are to be sent.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or liquidate for a withdrawal request) is determined by dividing the amount directed to each funding option (or taken from each funding option) by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and may be in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Cash Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers Insurance Companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee
Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of the Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Underlying Fund's 12b-1 Plan decrease the Underlying Fund's investment return.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-800-842-9406 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

NOTICE OF SUBSTITUTION

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut, (together the "Company") filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove the four MetLife Investment Funds ("Existing Funds") and substitute four new Underlying Funds ("Replacement Funds") as shown below. The Replacement Funds are portfolios of the Metropolitan Series Fund, Inc. Each Replacement Fund will be added as an Underlying Fund on or before the date of the substitution.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitutions are in the best interest of Contract Owners. Each Replacement Fund will have at least a similar investment objective and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about November 9, 2007.

The proposed substitution and respective subadviser is:


        EXISTING FUND AND SUBADVISERS                 REPLACEMENT FUND AND SUBADVISER
---------------------------------------------  ---------------------------------------------


METLIFE INVESTMENT LARGE COMPANY STOCK FUND    METLIFE STOCK INDEX PORTFOLIO
  Wellington Management Company LLP,             MetLife Investment Advisors Company, LLC
     ClearBridge Advisors, LLC and SsgA Funds
     Management. Inc.
METLIFE INVESTMENT SMALL COMPANY STOCK FUND    RUSSELL 2000(R) PORTFOLIO OF MET SERIES FUND
  Delaware Management Company, OFI               MetLife Investment Advisors Company, LLC
     Institutional Asset Management, Inc. and
     SsgA Funds Management, Inc.
METLIFE INVESTMENT INTERNATIONAL STOCK FUND    MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  Alliance Bernstein L.P., Oechsle               MetLife Investment Advisors Company, LLC
     International Advisors, LLC and SsgA
     Funds Management. Inc.
METLIFE INVESTMENT DIVERSIFIED BOND FUND       LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
                                                 PORTFOLIO
  Western Asset Management Company,              MetLife Investment Advisors Company, LLC
     Wellington Management Company LLP and
     SsgA Funds Management, Inc.


Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitutions.

     - The elections you have on file for allocating your Contract Value and Purchase Payments will be redirected to the Replacement Funds unless you change your elections and transfer your Contract Value before the substitutions take place.

     - You may transfer amounts in your Contract among the variable funding options and the fixed option as usual. The substitutions will not be treated as transfers for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" and excessive trading activities by Contract Owners or agents of Contract Owners.

     - If you make one transfer from one of the above Existing Funds before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitutions, your Contract Value in the variable funding options will be the same as before the substitutions. However, the number of units you receive in the Replacement Funds will be different from the number of units in your Existing Funds, due to the difference in unit values.

     -    There will be no tax consequences to you.

Following the substitutions, if you had Contract Value in an Existing Fund, we will send you a prospectus for Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of the transfers. Please contact your registered representative if you have any questions.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:
                                      *****


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


DREYFUS VARIABLE INVESTMENT FUND
     Dreyfus Variable Investment   Seeks long-term capital growth     The Dreyfus Corporation
       Fund Appreciation           consistent with the preservation   ("Dreyfus") Subadvisor: Fayez
       Portfolio -- Initial        of capital. Its secondary goal is  Serofim & Co.
       Shares                      current income.
     Dreyfus Variable Investment   Seeks capital growth.              Dreyfus
       Fund Developing Leaders
       Portfolio -- Initial
       Shares
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
     Templeton Developing Markets  Seeks long-term capital            Templeton Asset Management Ltd.
       Securities Fund -- Class 2  appreciation.
     Templeton Foreign Securities  Seeks long-term capital growth.    Templeton Investment Counsel, LLC
       Fund -- Class 2                                                Subadvisor:  Franklin Templeton
                                                                      Investment Management Limited
JANUS ASPEN SERIES
     Mid Cap Growth                Seeks long-term growth of          Janus Capital Management LLC
       Portfolio -- Service        capital.                           ("JCM")
       Shares
     Worldwide Growth              Seeks long-term growth of capital  JCM
       Portfolio -- Service        in a manner consistent with the
       Shares                      preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
     Legg Mason Partners Variable  Seeks capital appreciation. This   Legg Mason Partners Fund Advisor,
       Aggressive Growth           objective may be changed without   LLC ("LMPFA")
       Portfolio -- Class I        shareholder approval.              Subadvisor: ClearBridge Advisors,
                                                                      LLC ("CBA")

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

     Legg Mason Partners Variable  Seeks long-term capital growth.    LMPFA
       Fundamental Value           Current income is a secondary      Subadvisor: CBA
       Portfolio -- Class I        consideration. This objective may
                                   be changed without shareholder
                                   approval.
     Legg Mason Partners Variable  Seeks total return on assets from  LMPFA
       International All Cap       growth of capital and income.      Subadvisor: Brandywine Global
       Opportunity Portfolio       This objective may be changed      Investment Management, LLC
                                   without shareholder approval.
     Legg Mason Partners Variable  Seeks long-term growth of          LMPFA
       Investors                   capital. Current income is a       Subadvisor: CBA
       Portfolio -- Class I        secondary objective. These
                                   objectives may be changed without
                                   shareholder approval.
     Legg Mason Partners Variable  Seeks long-term growth of          LMPFA
       Large Cap Growth Portfolio  capital. This objective may be     Subadvisor: CBA
                                   changed without shareholder
                                   approval.
     Legg Mason Partners Variable  Seeks long term growth of          LMPFA
       Small Cap Growth            capital. This objective may be     Subadvisor: CBA
       Portfolio -- Class I        changed without shareholder
                                   approval.
     Legg Mason Partners Variable  Seeks long term capital            LMPFA
       Social Awareness Portfolio  appreciation and retention of net  Subadvisor: Legg Mason investment income. This objective  Investment Counsel, LLC may be changed without
                                   shareholder approval.
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
     Legg Mason Partners Variable  Seeks to provide high current      LMPFA
       Adjustable Rate Income      income and to limit the degree of  Subadvisor: Western Asset
       Portfolio                   fluctuation of its net asset       Management Company ("WAM")
                                   value resulting from movements in
                                   interest rates. This objective
                                   may be changed without
                                   shareholder approval.
     Legg Mason Partners Variable  Seeks high current income.         LMPFA
       High Income Portfolio       Secondarily, seeks capital         Subadvisor: WAML-- Western Asset
                                   appreciation. These objectives     Management Company, Ltd. ("WAML")
                                   may be changed without
                                   shareholder approval.
     Legg Mason Partners Variable  Seeks to maximize current income   LMPFA
       Money Market Portfolio      consistent with preservation of    Subadvisor: WAM
                                   capital. This objective may be
                                   changed without shareholder
                                   approval.
MET INVESTORS SERIES TRUST
     Batterymarch Mid-Cap Stock    Seeks growth of capital.           Met Investors Advisory LLC
       Portfolio -- Class A                                           ("MIA") Subadvisor: Batterymarch
                                                                      Financial Management, Inc.
                                                                      ("Batterymarch")
     BlackRock High Yield          Seeks to maximize total return,    MIA
       Portfolio -- Class A        consistent with income generation  Subadvisor: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

     BlackRock Large-Cap Core      Seeks long-term capital growth.    MIA
       Portfolio -- Class E                                           Subadvisor: BlackRock Advisors,
                                                                      Inc. ("BlackRock Advisors")
     Janus Forty                   Seeks capital appreciation.        MIA
       Portfolio -- Class A                                           Subadvisor: JCM
     Legg Mason Partners Managed   Seeks high total return.           MIA
       Assets Portfolio -- Class                                      Subadvisor: Batterymarch and WAM
       A
     Loomis Sayles Global Markets  Seeks high total investment        MIA
       Portfolio -- Class A        return through a combination of    Subadvisor: Loomis, Sayles &
                                   capital appreciation and income.   Company, L.P.
     Lord Abbett Bond Debenture    Seeks high current income and the  MIA
       Portfolio -- Class A        opportunity for capital            Subadvisor: Lord, Abbett & Co.
                                   appreciation to produce a high     LLC
                                   total return.
     Met/AIM Capital Appreciation  Seeks capital appreciation.        MIA
       Portfolio -- Class A                                           Subadvisor: A I M Capital
                                                                      Management, Inc.
     MFS(R) Emerging Markets       Seeks capital appreciation.        MIA
       Equity Portfolio -- Class                                      Subadvisor: Massachusetts
       A+                                                             Financial Services Company
                                                                      ("MFS")
     MFS(R) Research               Seeks capital appreciation.        MIA
       International                                                  Subadvisor: MFS
       Portfolio -- Class A
     MFS(R) Value                  Seeks capital appreciation and     MIA
       Portfolio -- Class A        reasonable income.                 Subadvisor: MFS
     Neuberger Berman Real Estate  Seeks to provide total return      MIA
       Portfolio -- Class A        through investment in real estate  Subadvisor: Neuberger Berman
                                   securities, emphasizing both       Management, Inc.
                                   capital appreciation and current
                                   income.
     Pioneer Fund                  Seeks reasonable income and        MIA
       Portfolio -- Class A        capital growth.                    Subadvisor: Pioneer Investment
                                                                      Management, Inc. ("PIM")
     Pioneer Strategic Income      Seeks a high level of current      MIA
       Portfolio -- Class A        income.                            Subadvisor: PIM
     Third Avenue Small Cap Value  Seeks long-term capital            MIA
       Portfolio -- Class B        appreciation.                      Subadvisor: Third Avenue
                                                                      Management LLC
METLIFE INVESTMENT FUNDS, INC.
     MetLife Investment            Seeks maximum long-term total      MetLife Investment Funds
       Diversified Bond            return (capital appreciation and   Management LLC ("MIFM")
       Fund -- Class I             income) by investing primarily in  Subadvisors: Wellington
                                   fixed income securities.           Management Company LLP,
                                                                      ("Wellington");
                                                                      WAM; and SsgA Funds Management,
                                                                      Inc. ("SsgA")
     MetLife Investment            Seeks maximum long-term total      MIFM
       International Stock         return (capital appreciation and   Subadvisors: Alliance Bernstein
       Fund -- Class I             income) by investing primarily in  L.P.; Oechsle International common stocks of established non-  Advisors LLC; and SsgA
                                   U.S. companies.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

     MetLife Investment Large      Seeks maximum long-term total      MIFM
       Company Stock               return (capital appreciation and   Subadvisors: Wellington; CBA; and
       Fund -- Class I             income) by investing primarily in  SsgA
                                   common stocks of well-established
                                   companies.
     MetLife Investment Small      Seeks to provide maximum long-     MIFM
       Company Stock               term total return (capital         Subadvisors: Delaware Management
       Fund -- Class I             appreciation and income) by        Company; OFI Institutional Asset
                                   investing primarily in common      Management, Inc.; and SSgA
                                   stocks of small companies.
METROPOLITAN SERIES FUND, INC.
     BlackRock Aggressive Growth   Seeks maximum capital              MetLife Advisers, LLC ("MetLife
       Portfolio -- Class D        appreciation.                      Advisers")
                                                                      Subadvisor: BlackRock Advisors
     BlackRock Bond Income         Seeks competitive total return     MetLife Advisers Subadvisor:
       Portfolio -- Class A        primarily from investing in        BlackRock Advisors
                                   fixed-income securities.
     BlackRock Diversified         Seeks high total return while      MetLife Advisers
       Portfolio -- Class A        attempting to limit investment     Subadvisor: BlackRock Advisers
                                   risk and preserve capital.
     Capital Guardian U. S.        Seeks long-term growth of          MetLife Advisers
       Equity Portfolio -- Class   capital.                           Subadvisor: Capital Guardian
       A                                                              Trust Company
     FI Large Cap                  Seeks long-term growth of          MetLife Advisers
       Portfolio -- Class A        capital.                           Subadvisor: Fidelity Management &
                                                                      Research Company, Inc. ("FMRC")
     MetLife Aggressive            Seeks growth of capital.           MetLife Advisers
       Allocation
       Portfolio -- Class B
     MetLife Conservative          Seeks high level of current        MetLife Advisers
       Allocation Portfolio        income, with growth of capital as
       -- Class B                  a secondary objective.
     MetLife Conservative to       Seeks high total return in the     MetLife Advisers
       Moderate Allocation         form of income and growth of
       Portfolio -- Class B        capital, with a greater emphasis
                                   on income.
     MetLife Moderate Allocation   Seeks a balance between a high     MetLife Advisers
       Portfolio -- Class B        level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
     MetLife Moderate to           Seeks growth of capital.           MetLife Advisers
       Aggressive Allocation
       Portfolio -- Class B
     MetLife Stock Index           Seeks to equal the performance of  MetLife Advisers
       Portfolio -- Class A        the Standard & Poor's 500          Subadvisor: MetLife Investment
                                   Composite Stock Price Index.       Advisors Company, LLC
     MFS(R) Total Return           Seeks a favorable total return     MetLife Advisers
       Portfolio -- Class F        through investment in a            Subadvisor: MFS
                                   diversified portfolio.
     Oppenheimer Global Equity     Seeks capital appreciation.        MetLife Advisers
       Portfolio -- Class A                                           Subadvisor: OppenheimerFunds,
                                                                      Inc.
     Western Asset Management      Seeks to maximize total return     MetLife Advisers
       U.S. Government             consistent with preservation of    Subadvisor: WAM
       Portfolio -- Class A        capital and maintenance of
                                   liquidity.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

PIMCO VARIABLE INSURANCE TRUST
     Total Return                  Seeks maximum total return,        Pacific Investment Management
       Portfolio -- Administra-    consistent with preservation of    Company LLC
       tive Class                  capital and prudent investment
                                   management.
PUTNAM VARIABLE TRUST
     Putnam VT Discovery Growth    Seeks long-term growth of          Putnam Investment Management, LLC
       Fund -- Class IB Shares+    capital.
VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen Life Investment    Seeks capital appreciation.        Van Kampen Asset Management Inc.
       Trust Strategic Growth                                         ("Van Kampen")
       Portfolio -- Class II
     Van Kampen Life Investment    Seeks capital appreciation         Van Kampen
       Trust Enterprise            through investments in securities
       Portfolio -- Class II       believed by the portfolio's
                                   investment adviser to have above-
                                   average potential for capital
                                   appreciation.
VARIABLE INSURANCE PRODUCTS FUND
     VIP Contrafund(R)             Seeks long-term capital            FMRC
       Portfolio -- Service Class  appreciation
       2
     VIP Dynamic Capital           Seeks capital appreciation.        FMRC
       Appreciation
       Portfolio -- Service Class
       2
     VIP Equity-Income             Seeks reasonable income.  The      FMRC
       Portfolio -- Initial Class  fund will also consider the
                                   potential for capital
                                   appreciation.  The fund's goal is
                                   to achieve a yield which exceeds
                                   the composite yield on the
                                   securities compromising the S&P
                                   500 Index.
     VIP Growth                    Seeks to achieve capital           FMRC
       Portfolio -- Initial Class  appreciation.
     VIP High Income               Seeks a high level of current      FMRC
       Portfolio -- Initial        income, while also considering
       Class+                      growth of capital.
     Mid Cap Portfolio -- Service  Seeks long-term growth of          FMRC
       Class 2                     capital.



---------
+     Closed to new investors.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the asset allocation portfolios.

A Contract Owner who chooses to invest directly in the underlying Portfolios would not, however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     -    the death benefit paid on the death of the Contract Owner or Annuitant

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your sales agent and

     -    other costs of doing business.

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which purchase payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

Purchase payments made under the Contract are not subject to a front-end sales load. However, when withdrawn, the Company will deduct either a surrender charge or a contingent deferred sales charge on the amount withdrawn, as negotiated. Any sales charge, penalty tax and withholding will be deducted from either the amount surrendered or from the remaining Contract balance, as requested by the Contract Owner or Participant. The maximum surrender charge is 5% of the amount surrendered in the first two contract years, up to 4% in years three and four; up to 3% in years five and six, up to 2% in years seven and eight and 0% beginning in the ninth year. The maximum contingent deferred sales charge is 5% for five years from the date you make a Purchase Payment. Any applicable sales charge will not exceed 8.5% of the aggregate amount of the Purchase Payments made.

The sales charges can be changed if the Company anticipates it will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of TPAs. When considering a change in the sales charges, the Company will take into account:

     (a) the expected level of initial agent or the Company involvement during the establishment and maintenance of the Contract including the amount of enrollment activity required, and the amount of service required by the Contract Owner in support of the Plan

     (b) contract owner, agent or TPA involvement in conducting ongoing enrollment of subsequently eligible Participants

     (c) the expected level of commission the Company may pay to the agent or TPA for distribution expenses

     (d) any other factors that the Company anticipates will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan

We may not assess a sales charge if a withdrawal is made under one of the following circumstances:

     -    retirement of Participant

     -    severance from employment by Participant

     -    loans (if available)

     -    hardship (as defined by the Code) suffered by the Participant

     -    death of Participant

     -    disability (as defined by the Code) of Participant

     -    return of excess plan contributions

     - minimum required distributions, generally when Participant reaches age 70 1/2

     -    transfers to an Employee Stock Fund

     -    certain Plan expenses, as mutually agreed upon

     -    annuitization under this Contract or another Contract issued by us.

For Section 401(a) plans with less than 50 Participants at the time of sale, Highly Compensated Employees, as defined by the Internal Revenue Code, during the first 5 contract years may be subject to surrender charges for all distributions listed above except loans and return of excess plan contributions.

For unallocated Contracts, we make the deductions described above pursuant to the terms of the various agreements among the custodian, the principal underwriter, and us.

FREE WITHDRAWAL ALLOWANCE

For Contracts in use with deferred compensation plans, the tax deferred annuity plans and combined Qualified Plans/tax-deferred annuity plans, there is currently a 10% free withdrawal allowance available each year after the first Contract/Certificate year. The available withdrawal amount will be calculated as of the first valuation date of any given Contract/Certificate Year. The free withdrawal allowance applies to partial surrenders of any amount and to full surrenders.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. The charge is equal to 1.20% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn during the annuity period. This charge is not assessed in the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


                                              YEARS SINCE INITIAL
    VARIABLE LIQUIDITY BENEFIT CHARGE        PURCHASE PAYMENT MADE    PERCENTAGE
-----------------------------------------    ---------------------    ----------


As a percentage of the amount surrendered             0-5                 5%
                                                       6+                 0%


OR


  VARIABLE LIQUIDITY BENEFIT CHARGE      CONTRACT YEAR    PERCENTAGE
-------------------------------------    -------------    ----------


As a percentage of amount surrendered         1-2             5%
                                              3-4             4%
                                              5-6             3%
                                              7-8             2%
                                               9+             0%


Please refer to The Annuity Period for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

ADMINISTRATIVE CHARGE

The following administrative charges may apply as described in your Contract.

SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE. We may deduct a semiannual contract administrative charge of up to $15 from the value of each Participant's individual account. We will make any such deduction pro rata from each Variable Funding Option at the end of each 6-month period. This fee is assessed only during the accumulation period, and may apply only to allocated contracts.

We will also prorate this charge (i.e., calculate) from the date of participation in the plan. We will also prorate this charge if the Participant's individual account is terminated.

ADMINISTRATIVE EXPENSE. We deduct this charge on each business day from the Variable Funding Options in order to compensate the Company for certain administrative and operating expenses of the funding options. The charge is equivalent, on an annual basis, to a maximum of 0.10% of the daily net asset value of each funding option. This charge is assessed during the accumulation and annuity periods.

As discussed below, the level of the administrative expense charge is subject to negotiation. In determining the level of the administrative expense charge, we consider certain factors including, but not limited to, the following:

     (a) the size and characteristics of the Contract and the group to which it is issued including: the annual amount of Purchase Payments per Participant, the expected turnover of employees, whether the Contract Owner will make Purchase Payment allocations electronically

     (b) determination of our anticipated expenses in administering the Contract, such as: billing for Purchase Payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from Cash Values

     (c)  TPA and/or agent involvement.

TPA ADMINISTRATIVE CHARGES

We may be directed by the Contract Owner to deduct charges from Purchase Payments or Contract Values for payment to the Contract Owner and/or the TPA. These charges are not levied by the Contract. Such charges may include maintenance fees and transaction fees.

The Company pays selected TPAs, some of which may be owned by or in which your registered representative has a financial interest, a flat per participant fee for various services in lieu of our providing those services to plan clients directly. We are solely responsible for the payment of these fees, and they are not deducted from your Contract.

THE CHART PROGRAM FEE

If you participate in the CHART Program, there is an additional fee. Please see the "CHART Program" subsection under the section "Asset Allocation Services" in this prospectus.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield Underlying Funds (i.e., Dreyfus Variable Investment Fund Developing Leaders Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Fidelity(R) Variable Insurance Products High Income Portfolio, Loomis Sayles Global Markets Portfolio, Janus Aspen Series, Worldwide Growth Portfolio, Legg Mason Partners Variable International All Cap Opportunity Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, Lord Abbett Bond Debenture Portfolio, Pioneer Strategic Income Portfolio, Oppenheimer Global Equity Portfolio, BlackRock High Yield Portfolio, MFS(R) Research International Portfolio, MFS(R) Emerging Markets Equity Portfolio, and Third Avenue Small Cap Value Portfolio -- the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.


We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instruction of any agent acting under a power of attorney on behalf of more than one Contract Owner; or

     - reject the transfer or exchange instructions of individual Contract Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Funds and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners; and to execute instructions from the Underlying Fund to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Cash Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within

15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Cash Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ASSET ALLOCATION SERVICES

GENERAL

Asset allocation is a method of investment diversification that allocates assets among asset classes with the goal of managing investment risk and potentially enhancing returns over the long term. An asset class refers to a category of investments having similar characteristics, such as stocks/equities, bonds/fixed income, and cash equivalents. There are often further divisions among wider asset classes, for example, classes representing company size (large cap, mid cap, and small cap), and classes representing foreign and U.S. investments.

Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility over the long term. THERE IS NO ASSURANCE THAT INVESTMENT RETURNS WILL BE BETTER THROUGH PARTICIPATION IN AN ASSET ALLOCATION PROGRAM -- INVESTMENTS MAY STILL LOSE MONEY AND EXPERIENCE VOLATILITY.

THE ASSET ALLOCATION PROGRAM DESCRIBED BELOW ARE NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY. THE COMPANY IS NOT REGISTERED AS AN INVESTMENT ADVISER, AND IS NOT OFFERING INVESTMENT ADVICE IN MAKING AVAILABLE THE ASSET ALLOCATION PROGRAM.

CHART PROGRAM

Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll.

An affiliate of the Company, MIFS, offers an asset allocation program to participants of qualified retirement plans who own the Contract individually or are participants in a group Contract owned by the plan (collectively, "participants"). The program, called "CHART", is available for an additional asset-based fee that is payable by the participant to MIFS for offering the program. When a participant elects the program ("program participant"), he or she must enter into an investment advisory agreement with MIFS. MIFS has a fiduciary obligation with respect to program participants. MIFS may not offer the program to all purchasers of the Contract.

MetLife Securities, Inc. or Metropolitan Life Insurance Company, affiliates of MIFS, may receive compensation payable by the Company for selling the Contract to your plan and for additional contributions made by plan participants. MIFS entered into a Solicitation Agreement with MetLife Securities, Inc., a broker-dealer affiliate of both the Company and Metropolitan Insurance Company, whereby MetLife Securities, Inc. is compensated by MIFS for referring participants who enter into investment advisory agreements with MIFS to participate in CHART. MIFS, Metropolitan Life Insurance Company and MetLife Securities, Inc. are all affiliates of the Company.

The following is a general description of the CHART Program -- a complete description is available in the Disclosure Statement for the program. NOTE:
There are limitations on the investment advisory activities that MIFS's representatives can perform for program participants. Please refer to the Disclosure Statement and other documents that MIFS is required to provide to you.

Participants who enter into an investment advisory agreement with MIFS to participate in the program are authorizing MIFS to allocate their Contract Value according to asset allocation models developed in consultation with CRA/

RogersCasey, Inc., a well-known investment consulting firm. When electing the program, a program participant must complete a questionnaire designed to evaluate his or her risk tolerance and investment time horizon. Based on the results of the questionnaire, participants are matched to an investor profile. Each investor profile establishes allocation percentages among four "program funds", each of which is a Variable Funding Option offered under the Contract. Currently, the program funds are MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, MetLife Investment Large Company Stock Fund and MetLife Investment Diversified Bond Fund. Each of the program funds is advised by MetLife Investment Funds, Inc. an affiliate of MIFS.

Periodically, MIFS reviews its investment model and each investor profile, and may make changes to the allocation percentages between the asset classes of the investor profiles, may change the number of asset classes, or may change the program funds. If, as a result of such review, a change is made to an investor profile, MIFS will notify program participants in advance of the change, and the participant will have the opportunity to reject the change.

At any time, a program participant can request a change to his or her investor profile or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. Program participants are encouraged to regularly reconsider their investor profile or allocation by calling MIFS at the phone number provided in the investor advisory agreement for a review. Program participants are encouraged to do this at least once per year. In addition, program participants will receive a quarterly performance report from the Company that provides information about the Variable Funding Options.

Program participants who elect to participate in CHART are required to only allocate their Contract Value amongst the program funds. A program participant can elect to have his or her Contract Value "rebalanced" on a monthly, quarterly, semi-annual, or annual basis, to maintain the asset allocation percentages originally selected according to the model portfolio or a customized portfolio.

PROGRAM FEES -- DEDUCTIONS FROM CONTRACT VALUE

MIFS charges an annual asset-based fee to participate in the program as a percentage of the participant's Contract Value, as described in the table below.


                                               ANNUAL INVESTMENT
CONTRACT VALUE EQUAL TO OR                      ADVISORY FEE FOR
       GREATER THAN           BUT LESS THAN      CHART PROGRAM
--------------------------    -------------    -----------------


            $0                    $25,000            1.00%
          $25,000                 $50,000            0.75%
          $50,000                 $75,000            0.50%
          $75,000                $100,000            0.35%
         $100,000                $250,000            0.25%
         $250,000                $500,000            0.15%
         $500,000+                                   0.10%


Please refer to the disclosure statement for the program for a detailed description of how and when the annual program fee is calculated and when it is deducted.

The annual fee to participate in the program is in addition to any Contract fees and charges. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender. Partial surrenders made to pay program fees will reduce the participant's Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals. PLEASE CONSULT WITH YOUR INVESTMENT PROFESSIONAL TO DISCUSS THE PROGRAM.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Before your Maturity Date, we will pay all or any portion of your Cash Surrender Value to the Contract Owner or to you, as provided in the plan. A Contract Owner's account may be surrendered for cash without the consent of any Participant, as provided in the plan.

We may defer payment of any Cash Surrender Value for up to seven days after we receive the request in good order. The Cash Surrender Value equals the Contract or account Cash Value less any applicable withdrawal charge, outstanding cash loans, and any premium tax not previously deducted. The Cash Surrender Value may be more or less than the Purchase Payments made depending on the value of the Contract or account at the time of surrender.

We may withhold payment of Cash Surrender Value or a Participant's loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain of the Contracts. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each subaccount and the Fixed Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the variable funding options and the Fixed Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $50) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $5,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

           (THIS BENEFIT IS AVAILABLE UNDER ALLOCATED CONTRACTS ONLY.)

Before the Maturity Date, a death benefit is payable to the beneficiary when the Participant dies. The death benefit is calculated at the close of the business day on which the Company's Home Office receives Due Proof of Death.

DEATH BENEFIT PROCEEDS PRIOR TO MATURITY DATE

ALLOCATED CONTRACT. If the Participant dies before the Maturity Date and before reaching age 75, (whichever occurs first), the death benefit payable will be the greater of:

     (a)  the Cash Value of the Participant's individual account, or

     (b) the total Purchase Payments under that Participant's individual account, less, for each option, any applicable premium tax, minus outstanding loan amounts and prior surrenders not previously deducted as of the date we receive Due Proof of Death.

If the Participant dies on or after age 75 and before the Maturity Date, we will pay the beneficiary the Cash Value of the Participant's individual account, less any applicable premium tax or outstanding loan amounts as of the date we receive Due Proof of Death.

UNALLOCATED CONTRACT. (This death benefit is available only with our consent and by endorsement to the Contract and may not be available in all jurisdictions.) The unallocated Contract provides that, in the event the Participant dies before the selected Maturity Date, or the Participant's attainment of age 75 (whichever occurs first), the death benefit payable will be the greater of:

     (a)  the cash value attributable to the Participant under the Contract or

     (b) the total Purchase Payments attributable to the Participant under the Contract, less any applicable premium tax, minus any outstanding loan amounts and prior surrenders as of the date we receive Due Proof of Death.

If the Participant dies on or after attainment of age 75 and before the Maturity Date, we will pay the beneficiary the cash value attributable to the Participant under the Contract, less any applicable premium tax, prior surrenders not previously deducted and any outstanding loan balance (if applicable) as of the date we receive Due Proof of Death.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the chart below. The chart does not encompass every situation and is merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary (ies), or if   Unless the beneficiary         Yes
ANNUITANT)                    none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)  The beneficiary (ies), or if   Unless the beneficiary         Yes
                              none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE     The beneficiary (ies), or if   Unless the beneficiary         Yes
CONTRACT OWNER)               none, to the Contract Owner.   elects to continue the
                                                             Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A   The beneficiary (ies) (e.g.                                   Yes (Death of
NONNATURAL ENTITY/TRUST)      the trust) or if none, to                                     Annuitant is
                              the owner.                                                    treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------

                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary (ies), or if   Unless the beneficiary         Yes
                              none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             the lump sum distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Participant or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect. We will pay the death benefit to the Contract Owner, or the beneficiary, as provided in the plan.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

ELECTION OF OPTIONS AT MATURITY

Under the Contract, you can receive regular income payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income plans (annuity options). While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity payments will begin on the Maturity Date stated in the Certificate unless it has been fully surrendered or the proceeds have been paid to the beneficiary before that date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments;
(c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed amount. We may require proof that the Annuitant is alive before Annuity Payments are made. Not all options may be available in all states.

Any amount distributed from the Contract may be applied to any one of the annuity options described below. The minimum amount that can be placed under an Annuity option is $2,000 unless we consent to a lesser amount. If any periodic payments due are less than $100, we reserve the right to make payments at less frequent intervals.

Election of any of these options must be made by Written Request to our Home Office at least 30 days prior to the date such election is to become effective. The form of such annuity option shall be determined by the Contract Owner. The following information must be provided with any such request:

     (a)  the Participant's name, address, date of birth, social security number

     (b)  the amount to be distributed

     (c)  the annuity option which is to be purchased

     (d)  the date the annuity option payments are to begin

     (e) if the form of the annuity provides a death benefit in the event of the Participant's death, the name, relationship and address of the beneficiary as designated by you and

     (f)  any other data that we may require.

If the Contract is issued in New York on or after April 30, 2007 under the allocated Contract, if no election has been made by the Maturity Date (90 years old or 10 years after the Certificate Date or, if We agree, a later date not to exceed the Annuitant's 95th birthday) and if the Annuitant is living and has a spouse, we will pay to the Participant payments based on the life of the Annuitant as primary payee and the Annuitant's spouse as secondary payee in accordance with the Joint and Last Survivor Life Annuity-Annuity Reduced on Death of Primary Payee Option. During the Annuitant's lifetime, if no election has been made and the Annuitant has no spouse on the Maturity Date, we will pay to the Participant payments based on the life of the Annuitant, in accordance with the Life Annuity with 120 Monthly Payments Assured.

Certain annuity options taken at the Maturity Date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF CASH VALUE DURING THE ANNUITY PERIOD

At the time an annuity option is elected, you also may elect to have the Participant's Cash Value applied to provide a variable annuity, a fixed annuity or a combination of both.

If no election is made to the contrary, the Cash Value will provide an annuity, which varies with the investment experience of the corresponding funding option(s) at the time of election. You or the Participant, if you so authorize, may elect to transfer Cash Values from one funding option to another ( as described in "Transfers",) in order to reallocate the basis on which Annuity Payments will be determined. Once Annuity Payments have begun, no further transfers are allowed.

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly annuity payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an annuity payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity payment. If you elect a variable annuity, the amount we apply to it will be the Cash Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables (or, if they would produce a larger payment, the tables then in effect on the Maturity Date) by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment (as described under "Variable Annuity,") except that the amount

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

we apply to begin the annuity will be your Contract Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

RETIRED LIFE CERTIFICATE

We will issue to each person to whom annuity benefits are being paid under the Contract a Certificate setting forth a statement in substance of the benefits to which such person is entitled under the Contract.

ANNUITY OPTIONS

Option 1 -- Life Annuity/No Refund. A life annuity is an annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant.

Option 2 -- Life Annuity With 120, 180 Or 240 Monthly Payments Assured. An annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120,180 or 240 months, as elected, then we will continue to make payments to the designated beneficiary during the remainder of the period.

Option 3 -- Life Annuity -- Cash Refund. We will make monthly Annuity Payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant, provided that, at the death of the Annuitant, the beneficiary will receive an additional payment equal to the dollar value, if any, of (a) minus (b) where, for a variable annuity:

     (a) is the total amount applied under the option divided by the Annuity Unit value on the due date of the first Annuity Payment and is

     (1)  the number of Annuity Units represented by each payment times

     (2)  the number of payments made

and for a Fixed Annuity:

     (a)  is the Cash Value applied on the Maturity Date under this option and

     (b)  is the dollar amount of Annuity Payments already paid.

Option 4 -- Joint and Last Survivor Life Annuity. Monthly Annuity Payments based upon the joint lifetime of two persons selected: payments made first to the Annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor.

Option 5 -- Joint and Last Survivor Annuity -- Annuity Reduced on Death of Primary Payee. Monthly Annuity Payments to the Annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, we will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, we will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

Option 6 -- Payments for a Fixed Period without Life Contingency. We will make monthly payments for the period selected. Please note that Option 6 may not satisfy the minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

Option 7 -- Other Annuity Options. We will make other arrangements for Annuity Payments as may be mutually agreed upon by you and us.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.


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At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

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RIGHT TO RETURN

For allocated contracts in use with deferred compensation plans, tax-deferred annuity plans, and combined qualified plans/tax deferred annuity plans, you may return the Contract. The number of days for the right to return varies by state. Depending on state law, we may refund all of your purchase payments or your Cash Value. You bear the investment risk during the right to return period; therefore, if your state only requires return of Cash Value, the Cash Value returned may be greater or less than your Purchase Payment. All Cash Values will be determined as of the next valuation following the Company's receipt of your Written Request for refund.

TERMINATION OF ALLOCATED CONTRACTS

For purposes of the following discussion, "you" and "your" refer to the group Contract Owner. Under the allocated Contracts, if the Cash Value in a Participant's individual account is less than the termination amount as stated in your Contract, we reserve the right to terminate that account and move the Cash Value of that Participant's individual account to your account.

IF YOUR CONTRACT WAS ISSUED IN A STATE OTHER THAN NEW YORK OR WAS ISSUED IN NEW YORK STATE PRIOR TO APRIL 30, 2007:

Any Cash Value to which a terminating Participant is not entitled under the Plan will be moved to your account at your direction.

You may discontinue this Contract by Written Request at any time for any reason. We reserve the right to discontinue this Contract if:

     (a)  the Cash Value of the Contract is less than the termination amount; or

     (b) We determine within our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or

     (c)  We receive notice that is satisfactory to us of plan termination.

If we discontinue this Contract or we receive your Written Request to discontinue the Contract, we will, in our sole discretion and judgment:

     (a)  accept no further payments for this Contract; and

     (b) pay you the Cash Surrender Value of the funding options within 7 days of the date of our written notice to you, or distribute the Cash Surrender Value of each Participant's individual account as described in the settlement provisions section at your direction; and

     (c)  pay you an amount as described in the Fixed Account prospectus.

If the Contract is discontinued, we will distribute the Cash Surrender Value to you no later than 7 days following our mailing the written notice of discontinuance to you at the most current address available on our records. Discontinuance of the Contract will not affect payments we are making under annuity options that began before the date of discontinuance.

IF YOUR CONTRACT WAS ISSUED IN NEW YORK STATE ON OR AFTER APRIL 30, 2007:

If the Contract is discontinued because of plan termination and the plan certifies to us that the plan termination is the result of the dissolution or liquidation of the employer under US Code Title 11 procedures, the Cash Surrender Value may be distributed directly to the employees entitled to share in such distributions in accordance with the plan relating to plan termination. Distribution may be in the form of cash payments, Annuity options, or deferred annuities. For all 403(b) non-ERISA plans you must provide notice to and receive consent from all Certificate owners under this Contract for this distribution.

If the Plan is terminated or the Contract discontinued by you for any other reason, then upon discontinuance of the contract then the following rules apply.

On the date we receive your Written Request to discontinue the Contract, or we receive notice that is satisfactory to us of plan termination, we will:

     (a)  accept no further payments for this Contract or Certificates; and

     (b) pay you, or the Participants if so authorized, the Cash Surrender Value of the Underlying Funds of the Contract and Certificates; and

     (c) pay you, or the Participants if so authorized, any Fixed Account values of the Contract and Certificate, as described in the Fixed Account Rider, if applicable.

We reserve the right to discontinue this Contract if:

     (a)  the Cash Value of the Contract is less than the termination amount; or

     (b) We determine that the Plan or administration of the Plan is not in conformity with applicable law.

Within 31 days after we notify you in writing of our intent to discontinue the Contract, we will:

     (a)  accept no further payments for this Contract or Certificates; and

     (b) pay you, or the Participants if so authorized, the Cash Value of the Contract and Certificates; and

     (c) pay you, or the Participant, if so authorized, any Fixed Account Cash Value of the Contract and Certificates, if applicable.

For allocated contracts, we will pay the Cash Value to the Participant or the Contract Owner if we terminate the Certificate and/or the Contract if the Contract Value is below the termination amount.

If this Contract is discontinued, we will distribute the values as applicable under the terms described above to you, or the Participants if so authorized, at the most current address available on our records. Discontinuance of this Contract will not affect payments we are making under any Annuity options which began before the date of discontinuance.

CONTRACT EXCHANGES

     (a) You may transfer all or any part of your account's Cash Surrender Value from any funding option to any contract not issued by us. Such transfers may be subject to a sales charge, as described in the Contract. If authorized by the Contract Owner, a Participant may transfer all or any part of the individual account's Cash Surrender Value from one funding option to any contract not issued by us.

     (b) Under specific conditions, we may allow you to transfer to this Contract funds held by you in another group annuity contract issued by us or to transfer amounts from this Contract to another Contract issued by us without applying a sales charge to the funds being transferred. Once the transfer is complete and we have established an account for you at your direction, a new sales charge may apply, as described in the new Contract.

     (c) Under specific conditions, when authorized by state insurance law, we may credit a Plan up to 4% of the amount transferred to us from another group annuity not issued by us as reimbursement to the Plan for any exit penalty assessed by the other issuer. We may recover this credit through reduced compensation paid to the servicing agent or broker.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

CONTRACT VALUE

During the accumulation period, the Contract Value can be determined by multiplying the total number of funding option Accumulation Units credited to that account by the current Accumulation Unit value for the appropriate funding option and adding the sums for each funding option. There is no assurance that the value in any of the funding options will equal or exceed the Purchase Payments made to such funding options.

MISSTATEMENT

We may require proof of age of the Owner, beneficiary or Annuitant before making any payments under this Contract that are measured by the Owner's, Beneficiary's or Annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once Annuity Payments have begun, any underpayments will be deducted from or added to the payment or payments made after the adjustment. In certain states, we are required to pay interest on any underpayments.

                              THE SEPARATE ACCOUNT

--------------------------------------------------------------------------------

MetLife Insurance Company of Connecticut sponsors a separate account: MetLife of CT Separate Account QP for Variable Annuities ("Separate Account QP"). Separate Account QP was established on December 26, 1995 and is registered with the SEC as a unit investment trust (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account QP for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Account to fund variable annuity and variable life insurance contracts or to qualified pension or retirement plans as permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not

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

bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer the assets of the Separate Account to another account and/or to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

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The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters may be contained in the SAI. You are responsible for determining whether your purchase of a Contract, withdrawals, Annuity Payments and any other transactions under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts and qualified plans (including IRAs), like interest payable on fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (current top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping transfer tax. Under certain circumstances, the Code may impose a "Generation Skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

To the extent permitted under Federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

The rules for state and local income taxes may differ from the Federal income tax rules. Contract Owners and prospective Contract Owners of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

The tax law provides that deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

All IRAs, Roth IRAs, TSAs (ERISA and non-ERISA), sec.457(b), sec.403(a), SEP and SIMPLE plans and 401(a) and 401(k) plans (hereinafter "Qualified Plans" unless otherwise specified) receive tax deferral under the Code. Although there are no additional tax benefits by funding your Qualified Plan with an annuity, doing so does offer you additional insurance benefits such as the availability of a guaranteed income for life.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans, 457(b) plans, and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide You with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for You or offer to do so at Your request. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the Contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

KEOGH

A Keogh plan is generally a qualified retirement plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under IRAs. However, there may be some differences: consult your tax advisor.

SECTION 403 (B) PLANS AND ARRANGEMENTS

Purchase Payments for a tax-deferred annuity contract (including salary reduction contributions) may be made by an employer for employees under annuity plans adopted by public educational organizations and certain organizations which are tax exempt under Section 501 (c) (3) of the Code. Within statutory limits ($15,500 in 2007), such salary reduction contributions are not currently includable in the gross income of the participants. Additional "catch-up contributions" may be made by individuals age 50 or over. Increases in the value of the Contract attributable to these Purchase Payments are similarly not subject to current taxation. Instead, both the contributions to the tax-sheltered annuity and the income in the Contract are taxable as ordinary income when distributed.

An additional tax of 10% will apply to any taxable distribution received by the participant before the age of 59 1/2, except when due to death, disability, or as part of a series of payments for life or life expectancy, or made after the age of 55 with separation from service. There are other statutory exceptions that may apply in certain situations.

Amounts attributable to salary reductions made to a tax-sheltered annuity and income thereon may not be withdrawn prior to attaining the age of 59 1/2, severance from employment, death, total and permanent disability, or in the case of hardship as defined by federal tax law and regulations. Hardship withdrawals are available only to the extent of the salary reduction contributions and not from the income attributable to such contributions. These restrictions do not apply to assets held generally as of December 31, 1988.


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

Distributions must begin by April 1st of the calendar year following the later of the calendar year in which the participant attains the age of 70 1/2 or the calendar year in which the Participant retires. Certain other mandatory distribution rules apply at the death of the participant.

Certain distributions, including most partial or full redemptions or "term-for-years" distributions of less than 10 years, are eligible for direct rollover to another 403 (b) contract, certain qualified plans or to an Individual Retirement Arrangement (IRA) without federal income tax or withholding.

To the extent an eligible rollover distribution is not directly rolled over to another 403 (b) contract, an IRA or eligible qualified contract, 20% of the taxable amount must be withheld. In addition, current tax may be avoided on eligible rollover distributions which were not directly transferred to a qualified retirement program if the participant makes a rollover to a qualified retirement plan or IRA within 60 days of the distribution.

Distributions in the form of annuity payments are taxable to the participant or Beneficiary as ordinary income in the year of receipt, except that any distribution that is considered the participant's "investment in the Contract" is treated as a return of capital and is not taxable.

SECTION 403(B) LOANS

Some 403(b) Contract loans will be made only from a Fixed Account balance up to certain limits. In that case, we credit your Fixed Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your 403(b) annuity and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your Contract will indicate whether contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

DESIGNATED ROTH ACCOUNTS FOR 403(B) & 401(K) PLANS.

Effective January 1, 2006, employers that have established and maintain TSA or 401(k) plans (collectively "the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after-tax contributions as part of the TSA or 401(k) plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract or to a Contract issued under a 401(k) program under the following conditions:

1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

6. If permitted under the federal tax law, we may permit both pre-tax contributions under a Plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan or pre-tax 401(k) plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law. However, we reserve the right to require a separate TSA Contract to accept designated Roth TSA contributions and a separate section 401(k) Contract to accept designated Roth 401(k) contributions.

7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

     - The employer must permit contributions under a pre-tax 403(b) or pretax 401 (k) plan in order to permit contributions to be irrevocably designated and made part of the Qualified Roth Contribution Program.

     - Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (age 50+catch-up) as well as contribution limits that apply under the Plan.

     - In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan, if such amounts have been held under any Designated Roth Account for at least 5 years, as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2, or hardship withdrawals (only with respect to contributions), if permitted under the Plan).

     - If the amounts have been held under any Designated Roth Account of a participant for at least five years, and are made on account of death, disability, or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of Federal income tax ("Qualified Distribution").

     - Unlike Roth IRAs, withdrawals, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

     - Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing trust described in Section 401 (a) of the Code and exempt from tax under Section 501 (a) of the Code, a Purchase Payment made by an employer (including salary reduction contributions under Section 401(k) of the Code) is not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or Beneficiary. For 2007, the applicable limits are $45,000 for total contributions and $15,500 for salary reduction contributions made pursuant to Code Section 401(k). Additional "catch-up contributions" may be made by individuals age 50 or over ($5000 for 2007).

Distributions in the form of annuity payments are taxable to the participant or Beneficiary as ordinary income in the year of receipt, except that any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than 10 years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

If a distribution that is eligible for rollover is not directly rolled over to another qualified retirement plan or IRA, 20% of the taxable amount must be withheld. In addition, current tax may be avoided on eligible rollover distributions that were not directly transferred to a qualified retirement program if the participant makes a rollover contribution to a qualified retirement plan or IRA within 60 days of the distribution.

Distributions must begin by April 1st of the calendar year following the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire, except that if you are a 5% owner as defined in Code Section 416(i) (1) (B), distributions must begin by April 1st of the calendar year following the calendar year in which you attain age 70 1/2. Certain other mandatory distribution rules apply on the death of the participant.

An additional tax of 10% will apply to any taxable distribution received by the participant before the age of 59 1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions which may apply in certain situations. Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 457 PLANS

Section 457 of the Code allows employees and independent contractors of state and local governments and tax-exempt organizations to defer a portion of their salaries or compensation to retirement years without paying current income tax on either the deferrals or the earnings on the deferrals. Such deferrals are subject to limits similar to those applicable to 403(b) and 401(k) plans.

Such plans are not available for churches and qualified church controlled organizations.

The Owner of contracts issued under Section 457 plans by non-governmental employers is the employer of the participant and amounts may not be made available to participants (or beneficiaries) until separation from service, retirement or death or an unforeseeable emergency as determined by Treasury Regulations. The proceeds of annuity contracts purchased by Section 457 plans are subject to the claims of general creditors of the employer or contractor. A different rule applies with respect to Section 457 plans that are established by governmental employers. The contract must be for the exclusive benefit of the plan participants (and their beneficiaries), and the governmental employer (and their creditors) must have no claim on the contract.

Distributions must begin by April 1st of the calendar year following the later of the calendar year in which the participant attains the age of 70 1/2 or the calendar year in which the participant retires. Certain other mandatory distribution rules apply upon the death of the participant.

All distributions from plans that meet the requirements of Section 457 of the Code are taxable as ordinary income in the year paid or made available to the participant or Beneficiary.

Generally, monies in your Contract can not be "made available" to you until you, reach age 70 1/2, leave your job or your employer changes or have an unforeseen emergency (as defined by the Code).

The tax rules for taxation of distributions and withdrawals work similarly as to those for IRAs. However the 10% penalty tax only applies to distributions and withdrawals that are attributable to rollovers from IRAs and other eligible retirement plans, and do not apply at all to 457(b) plans of tax exempt employers other than state or local governmental units. Distributions and withdrawals under a 457(b) plan of a tax exempt employer that is not a governmental unit are generally taxed under the rules applicable to wages. Consult your tax advisor.

LOANS: In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

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TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

In general this does not apply to section 457(b) annuities. However, it does apply to distributions from Contracts under Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

Under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, certain special provisions may apply to the Contract if the Owner of a Section 403 (b) plan Contract or the owner of a contract issued to certain qualified plans requests that the Contract be issued to conform to ERISA or if the Company has notice that the Contract was issued pursuant to a plan subject to ERISA.

ERISA requires that certain Annuity Options, withdrawals or other payments and any application for a loan secured by the Contract may not be made until the Participant has filed a Qualified Election with the plan administrator. Under certain plans, ERISA also requires that a designation of a Beneficiary other than the participant's spouse be deemed invalid unless the participant has filed a Qualified Election.

A Qualified Election must include either the written consent of the Participant's spouse, notarized or witnessed by an authorized plan representative, or the participant's certification that there is no spouse or that the spouse cannot be located.

The Company intends to administer all contracts to which ERISA applies in a manner consistent with the direction of the plan administrator regarding the provisions of the plan, in accordance with applicable law. Because these requirements differ according to the plan, a person contemplating the purchase of an annuity contract should consider the provisions of the plan.

FEDERAL INCOME TAX WITHHOLDING & ELIGIBLE ROLLOVER DISTRIBUTIONS

The portion of a distribution that is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

We are required to withhold 20% of the portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us or the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you (or a spousal designated beneficiary or "alternate payee" under the Code) receives from your Contract. In certain cases, after-tax amounts may also be considered eligible rollover distributions.

However, it does not include taxable distributions that are:

(1) Part of a series of substantially equal payments being made at least annually for:

     -    your life or life expectancy

     -    both you and your beneficiary's lives or life expectancies or

     -    a specified period of 10 years or more

(2) Generally, income payments made under a permissible income annuity on or after the required beginning date are not eligible rollover distributions

(3) Withdrawals to satisfy minimum distribution requirements

(4) Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan administrator, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

ELIGIBLE ROLLOVER DISTRIBUTIONS

A distribution including a rollover that is not a direct rollover will require the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or Beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal Beneficiary is otherwise underwithheld or short on estimated taxes for that year.

OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to the mandatory 20% withholding as described in above, the portion of a no periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election to opt out of withholding is not provided, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
YEAR)

The portion of a periodic distribution that constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.

TAX ADVICE

Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and/or an Owner, participant or Beneficiary who may make elections under a contract should consult with a qualified tax or legal adviser prior to such purchase or the making of an election. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.


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

HURRICANE RELIEF

DISTRIBUTIONS: Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

LOANS: Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

Under section 1035 of the Code, your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met and income payments have not yet commenced. Code Section 1035 provides that no gain or loss is recognized when an annuity contract or a portion of an existing annuity account balance is received in exchange for a life, endowment, or annuity Contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange (or a portion thereof) could result in your investment becoming subject to higher or lower fees and/or expenses.

For partial exchanges under section 1035, it is possible that the IRS could require aggregation of the several contracts if distributions have been taken from any of the contracts after the exchange within a certain period of time (e.g. 24 months) resulting in greater taxable income and adverse tax consequences such as imposition of the 10% penalty if the taxpayer has not attained age 59 1/2 at the time of the distribution(s).

Additionally, consolidation of contracts under a section 1035 exchange will cause an aggregation of contract values and may adversely impact gain reported and possible imposition of the 10% penalty if the taxpayer is under age 59 1/2 at the time of distribution from a consolidated contract.

Consult your tax advisor prior to changing the Annuitant or prior to changing the date you determine to commence Annuity Payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Generally, different tax rules apply to payments made pursuant to an Income Annuity or pay-out option under your Deferred Annuity than to withdrawals and payments received before the annuity starting date.

Income payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    A non-taxable return of your purchase payment; and

     -    A taxable payment of earnings.

Partial Annuitizations: At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account balance is used to convert to income payments. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account balance is used to convert to income payments.

We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


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

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of any Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments.

TAXATION OF DEATH BENEFIT PROCEEDS

The death benefit under an annuity is generally taxable to the recipient beneficiary or other payee, such as your estate, in the same manner as distributions made to the contract owner (using the rules for withdrawals or income payments, whichever is applicable).

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Contract must be surrendered or Annuity Payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

If you die before the annuity starting date, as defined under Treasury Regulations, we must make payment of your entire interest in the Contract within five years of the date of your death or begin payments for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another non-qualified account or non-qualified annuity you owned, the entire interest in the Contract including the value of all benefits in addition to the account balance must be distributed to your designated beneficiary under the required minimum distribution rules under the Code that apply after your death. Additionally, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

After your death, if your designated beneficiary does not timely elect in accordance with our procedures a method for the payment of the death benefit complying with the Code, the remaining interest in the Contract must be distributed within five years of the date of your death.

If you die on or after the "annuity starting date", as defined under Treasury Regulations, payments must continue to be made at least as rapidly as under the income type being used as of the date of your death.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or deductible by either your beneficiary, if income payments continue after your death, or by your estate or your beneficiary if paid in a lump sum.

In the case of joint owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of or change of any annuitant (if changes to the annuitant are permitted under the Contract).

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control

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

over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

Where made available under the Contract, certain optional benefits such as GMIB may be inappropriate under IRA and other tax-qualified contracts due to required minimum distribution requirements. Consult your tax advisor.

Further, certain living benefits may not be made available under contracts issued to a designated beneficiary after the Owner's death (e.g. a "Stretch IRA" or a Stretch NQ contract) or, where otherwise made available, may have limited value due to minimum distributions required to be made under the tax law after the owner's death. Consult your tax advisor.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed will generally be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     - Possible taxation of transfers between investment divisions or transfers from a subaccount to the Fixed Account or Fixed Annuity.

     - Possible taxation as if you were the Contract Owner of your portion of the Separate Account's assets.

     - Possible limits on the number of funding options available or the frequency of transfers among them.

We reserve the right to amend your Contract where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other Contract Owners in the subaccounts from adverse tax consequences.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to contract owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANY

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the insurance company and for the Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF THE CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut (the "Company") has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but ranges from 0.75% to 2.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and ranges from 0.10% to 0.15% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc. and with unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates, Metropolitan Life Insurance Company, MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. See the Statement of Additional
Information -- "Distribution and Principal Underwriting Agreement" and "Distribution of the Contracts" for a list of the broker-dealer firms that received compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds which are offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers, Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a subadviser may favor these Funds when offering the Contracts.

SALE OF THE CONTRACTS BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contract is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concessions and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sales of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

From time to time, MetLife Associates LLC or Metropolitan Life Insurance Company pays organizations, associations and nonprofit organizations compensation to endorse or sponsor the Company's variable annuity contracts or for access to the organization's members. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts. This compensation may include: the payment of fees, funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. We also retain finders and consultants to introduce MetLife Associates LLC or Metropolitan Life Insurance Company to potential clients and for establishing and maintaining relationships between MetLife Associates LLC or Metropolitan Life Insurance Company and various organizations. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation for sales of the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners' instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

In accordance with our view of present applicable law, we will vote shares of the Underlying Funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in the corresponding subaccounts. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the Underlying Funds in our own right, we may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in the subaccounts corresponding to his or her interest.

CONTRACT MODIFICATION

The Company reserves the right to modify the Contract to keep it qualified under all related law and regulations that are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the separate account or of the Company to meet its obligations under the Contract.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

            METLIFE OF CT SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 0.60%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Stock Index Subaccount (Initial Shares)
  (1/97)...........................................  2006        1.931            2.217           391,031
                                                     2005        1.855            1.931           425,802
                                                     2004        1.687            1.855           493,699
                                                     2003        1.322            1.687           520,081
                                                     2002        1.713            1.322           614,755
                                                     2001        1.963            1.713           500,383
                                                     2000        2.176            1.963           413,200
                                                     1999        1.815            2.176           243,662
                                                     1998        1.424            1.815           138,866
                                                     1997        1.077            1.424            13,090

AIM Variable Insurance Funds

  AIM V.I. Core Equity Subaccount (Series I)
  (4/06)...........................................  2006        1.000            1.087           347,442

  AIM V.I. Premier Equity Subaccount (Series I)
  (5/01)...........................................  2006        0.847            0.892                --
                                                     2005        0.806            0.847           398,147
                                                     2004        0.767            0.806           396,007
                                                     2003        0.617            0.767           329,124
                                                     2002        0.890            0.617           306,570
                                                     2001        1.000            0.890           178,744

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Capital Appreciation Fund

  Capital Appreciation Fund (1/97).................  2006        2.329            2.312                --
                                                     2005        1.982            2.329         3,178,807
                                                     2004        1.668            1.982         3,007,532
                                                     2003        1.344            1.668         3,314,906
                                                     2002        1.804            1.344         2,932,920
                                                     2001        2.456            1.804         2,602,726
                                                     2000        3.163            2.456           996,560
                                                     1999        2.073            3.163           437,009
                                                     1998        1.290            2.073           413,409
                                                     1997        1.000            1.290            68,643
Credit Suisse Trust

  Credit Suisse Trust Emerging Markets Subaccount
  (11/98)..........................................  2006        2.346            3.090           242,036
                                                     2005        1.845            2.346            81,085
                                                     2004        1.485            1.845           101,326
                                                     2003        1.046            1.485            39,486
                                                     2002        1.190            1.046            33,858
                                                     2001        1.325            1.190            11,235

Delaware VIP Trust

  Delaware VIP REIT Subaccount (Standard Class)
  (1/99)...........................................  2006        2.603            3.432                --
                                                     2005        2.444            2.603           732,600
                                                     2004        1.871            2.444           725,473
                                                     2003        1.405            1.871           636,474
                                                     2002        1.352            1.405           325,441
                                                     2001        1.250            1.352            71,516
                                                     2000        0.958            1.250               600
                                                     1999        1.000            0.958                --

Dreyfus Variable Investment Fund

  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98)...................................  2006        1.147            1.329           729,558
                                                     2005        1.106            1.147           470,417
                                                     2004        1.059            1.106           461,716
                                                     2003        0.879            1.059           395,420
                                                     2002        1.062            0.879           323,041
                                                     2001        1.178            1.062           100,385
                                                     2000        1.193            1.178             8,776
                                                     1999        1.077            1.193             3,743
                                                     1998        1.000            1.077               502

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (9/98)..........................  2006        1.889            1.949         1,750,689
                                                     2005        1.797            1.889         1,323,461
                                                     2004        1.623            1.797         1,353,337
                                                     2003        1.240            1.623         1,205,447
                                                     2002        1.542            1.240         1,104,419
                                                     2001        1.653            1.542           892,061
                                                     2000        1.467            1.653           465,722
                                                     1999        1.199            1.467            63,771
                                                     1998        1.000            1.199                --

Franklin Templeton Variable Insurance Products
  Trust

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)......................  2006        1.565            1.992           413,332
                                                     2005        1.235            1.565           311,013
                                                     2004        1.000            1.235           100,959

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04).................................  2006        1.268            1.531         1,114,119
                                                     2005        1.158            1.268           640,891
                                                     2004        1.000            1.158           272,618

  FTVIPT Templeton Global Asset Allocation
  Subaccount (Class 1) (10/96).....................  2006        2.112            2.548           232,359
                                                     2005        2.046            2.112           147,663
                                                     2004        1.775            2.046           121,205
                                                     2003        1.350            1.775           101,995
                                                     2002        1.417            1.350            95,945
                                                     2001        1.579            1.417            84,808
                                                     2000        1.584            1.579            52,302
                                                     1999        1.297            1.584            25,306
                                                     1998        1.226            1.297            41,126
                                                     1997        1.000            1.226             7,711

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  FTVIPT Templeton Growth Securities
  Subaccount -- Class 1 Shares (10/96).............  2006        2.187            2.568                --
                                                     2005        2.017            2.187           556,302
                                                     2004        1.746            2.017           515,737
                                                     2003        1.324            1.746           422,132
                                                     2002        1.631            1.324           386,289
                                                     2001        1.657            1.631           340,692
                                                     2000        1.552            1.657           295,851
                                                     1999        1.209            1.552           299,758
                                                     1998        1.202            1.209           212,737
                                                     1997        1.000            1.202            44,138

High Yield Bond Trust

  High Yield Bond Trust (10/96)....................  2006        2.088            2.141                --
                                                     2005        2.073            2.088           487,875
                                                     2004        1.917            2.073           457,164
                                                     2003        1.494            1.917           500,771
                                                     2002        1.437            1.494           206,913
                                                     2001        1.319            1.437           194,917
                                                     2000        1.315            1.319             8,718
                                                     1999        1.267            1.315             4,573
                                                     1998        1.196            1.267               533
                                                     1997        1.000            1.196               197

Janus Aspen Series

  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01)...........................................  2006        1.164            1.207                --
                                                     2005        1.088            1.164         2,073,047
                                                     2004        1.011            1.088         2,094,227
                                                     2003        0.894            1.011         2,007,620
                                                     2002        0.964            0.894         1,732,684
                                                     2001        1.000            0.964         1,050,044

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (5/01)...................................  2006        0.987            1.112           847,311
                                                     2005        0.887            0.987           733,827
                                                     2004        0.740            0.887           775,607
                                                     2003        0.553            0.740           752,722
                                                     2002        0.773            0.553           681,958
                                                     2001        1.000            0.773           323,705

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/01)...................................  2006        0.832            0.976         1,314,948
                                                     2005        0.793            0.832         1,293,969
                                                     2004        0.763            0.793         1,355,881
                                                     2003        0.621            0.763         1,332,255
                                                     2002        0.841            0.621         1,259,857
                                                     2001        1.000            0.841           793,901

Legg Mason Partners Variable Portfolios I, Inc.

  LMPVPI All Cap Subaccount (Class I) (10/98)......  2006        1.899            2.230         1,637,520
                                                     2005        1.836            1.899         1,691,857
                                                     2004        1.706            1.836         1,808,280
                                                     2003        1.234            1.706         1,736,717
                                                     2002        1.657            1.234         1,398,103
                                                     2001        1.636            1.657           787,918

  LMPVPI Investors Subaccount (Class I) (10/98)....  2006        1.709            2.008           504,118
                                                     2005        1.613            1.709           545,968
                                                     2004        1.471            1.613           599,717
                                                     2003        1.118            1.471           612,882
                                                     2002        1.462            1.118           539,109
                                                     2001        1.534            1.462           543,168
                                                     2000        1.339            1.534           143,552
                                                     1999        1.206            1.339               106
                                                     1998        1.000            1.206                --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01)...........................................  2006        1.117            1.253           875,141
                                                     2005        1.072            1.117           961,768
                                                     2004        0.937            1.072         1,020,306
                                                     2003        0.633            0.937           808,922
                                                     2002        0.975            0.633           593,152
                                                     2001        1.000            0.975           195,824

Legg Mason Partners Variable Portfolios III, Inc.

  LMPVPIII Adjustable Rate Income Subaccount
  (9/03)...........................................  2006        1.025            1.061            23,302
                                                     2005        1.007            1.025            77,851
                                                     2004        1.002            1.007            20,413
                                                     2003        1.000            1.002             1,000

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPIII Aggressive Growth Subaccount (5/01).....  2006        1.032            1.116         3,439,553
                                                     2005        0.930            1.032         1,964,545
                                                     2004        0.851            0.930         2,160,052
                                                     2003        0.636            0.851         1,952,183
                                                     2002        0.950            0.636         1,482,733
                                                     2001        1.000            0.950           646,990

  LMPVPIII High Income Subaccount (10/96)..........  2006        1.435            1.583            81,352
                                                     2005        1.407            1.435            62,659
                                                     2004        1.281            1.407            78,885
                                                     2003        1.011            1.281            56,803
                                                     2002        1.051            1.011            21,046
                                                     2001        1.099            1.051            12,732
                                                     2000        1.202            1.099               170
                                                     1999        1.179            1.202               306
                                                     1998        1.180            1.179                --

  LMPVPIII International All Cap Growth Subaccount
  (10/96)..........................................  2006        1.158            1.449           162,942
                                                     2005        1.043            1.158           255,434
                                                     2004        0.890            1.043           231,552
                                                     2003        0.702            0.890           124,783
                                                     2002        0.951            0.702            99,780
                                                     2001        1.390            0.951           113,887
                                                     2000        1.835            1.390           212,289
                                                     1999        1.101            1.835             6,115
                                                     1998        1.040            1.101            13,292
                                                     1997        1.000            1.040             6,580

  LMPVPIII Large Cap Growth Subaccount (5/98)......  2006        1.573            1.636           243,806
                                                     2005        1.504            1.573           289,180
                                                     2004        1.508            1.504           366,579
                                                     2003        1.028            1.508           238,213
                                                     2002        1.375            1.028            39,296
                                                     2001        1.581            1.375           124,406
                                                     2000        1.709            1.581            78,925
                                                     1999        1.314            1.709                --
                                                     1998        1.000            1.314                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPIII Large Cap Value Subaccount (10/96)......  2006        1.627            1.913         3,257,332
                                                     2005        1.537            1.627         3,231,849
                                                     2004        1.398            1.537         3,173,539
                                                     2003        1.102            1.398         3,033,990
                                                     2002        1.486            1.102         2,719,762
                                                     2001        1.628            1.486         2,156,095
                                                     2000        1.448            1.628           706,152
                                                     1999        1.456            1.448            64,998
                                                     1998        1.334            1.456            21,635
                                                     1997        1.000            1.334             7,515

  LMPVPIII Money Market Subaccount (10/96).........  2006        1.288            1.339           261,916
                                                     2005        1.260            1.288            45,638
                                                     2004        1.257            1.260            35,778
                                                     2003        1.256            1.257           548,095
                                                     2002        1.247            1.256           384,180
                                                     2001        1.210            1.247            36,990
                                                     2000        1.148            1.210            56,905
                                                     1999        1.102            1.148           504,494
                                                     1998        1.056            1.102                --

  LMPVPIII Social Awareness Stock Subaccount
  (10/96)..........................................  2006        1.726            1.847           401,523
                                                     2005        1.663            1.726           401,078
                                                     2004        1.575            1.663           410,937
                                                     2003        1.230            1.575           404,894
                                                     2002        1.646            1.230           332,072
                                                     2001        1.964            1.646           276,743
                                                     2000        1.985            1.964           104,272
                                                     1999        1.724            1.985            40,351
                                                     1998        1.311            1.724            12,064
                                                     1997        1.000            1.311             1,465

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Managed Assets Trust

  Managed Assets Trust (10/96).....................  2006        1.968            2.037                --
                                                     2005        1.907            1.968         3,755,343
                                                     2004        1.753            1.907         3,701,526
                                                     2003        1.446            1.753         3,384,161
                                                     2002        1.591            1.446         2,932,943
                                                     2001        1.686            1.591         2,310,280
                                                     2000        1.724            1.686           766,016
                                                     1999        1.519            1.724            95,510
                                                     1998        1.258            1.519            23,844
                                                     1997        1.000            1.258             5,565

Met Investors Series Trust

  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)........................................  2006        2.581            2.475         1,989,099

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (4/06)........................................  2006        1.357            1.446           178,204

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)........................................  2006        2.312            2.386         5,027,380

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (4/06)......................  2006        2.037            2.168         4,011,541

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)........................................  2006        1.585            1.673           601,988

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (4/06).................................  2006        1.033            1.027           173,133

  MIST MFS(R) Value Subaccount (Class A) (4/06)....  2006        1.294            1.440           431,997

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006        1.003            1.228         2,487,870

  MIST Pioneer Fund Subaccount (Class A) (4/06)....  2006        1.503            1.627           276,112

  MIST Pioneer Strategic Income Subaccount (Class
  A) (4/06)........................................  2006        1.623            1.692           327,220

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


MetLife Investment Funds, Inc.

  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96)................................  2006        1.700            1.762         1,089,845
                                                     2005        1.675            1.700           764,679
                                                     2004        1.610            1.675           742,031
                                                     2003        1.534            1.610           662,519
                                                     2002        1.417            1.534           513,410
                                                     2001        1.334            1.417           122,849
                                                     2000        1.194            1.334            17,825
                                                     1999        1.235            1.194             8,580
                                                     1998        1.140            1.235             6,982
                                                     1997        1.000            1.140                --

  MetLife Investment International Stock Subaccount
  (Class I) (10/96)................................  2006        1.591            2.000         1,663,353
                                                     2005        1.396            1.591         1,025,647
                                                     2004        1.223            1.396         1,014,954
                                                     2003        0.946            1.223           777,156
                                                     2002        1.225            0.946           323,555
                                                     2001        1.568            1.225           349,886
                                                     2000        1.716            1.568           187,532
                                                     1999        1.302            1.716            58,143
                                                     1998        1.141            1.302            20,676
                                                     1997        1.000            1.141             3,405

  MetLife Investment Large Company Stock Subaccount
  (Class I) (10/96)................................  2006        1.294            1.448         1,450,173
                                                     2005        1.221            1.294           779,759
                                                     2004        1.116            1.221           702,789
                                                     2003        0.876            1.116           597,887
                                                     2002        1.142            0.876           415,447
                                                     2001        1.364            1.142           272,388
                                                     2000        1.613            1.364           118,559
                                                     1999        1.628            1.613            92,195
                                                     1998        1.417            1.628            58,294
                                                     1997        1.000            1.417             1,292

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MetLife Investment Small Company Stock Subaccount
  (Class I) (10/96)................................  2006        1.688            1.907         1,380,843
                                                     2005        1.583            1.688         1,192,206
                                                     2004        1.386            1.583         1,129,046
                                                     2003        0.974            1.386           883,563
                                                     2002        1.285            0.974           586,956
                                                     2001        1.273            1.285           304,920
                                                     2000        1.163            1.273           138,115
                                                     1999        0.856            1.163            92,398
                                                     1998        0.942            0.856            70,995
                                                     1997        1.000            0.942             5,090
                                                     1997        0.886            1.000                --

Metropolitan Series Fund, Inc.

  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)........................................  2006        1.395            1.371           370,903

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06)...........................................  2006        1.446            1.512           426,709

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.400            1.429         1,791,470

  MSF MetLife Aggressive Allocation Subaccount
  (1/06)...........................................  2006        1.000            1.104            68,049
                                                     2005        1.000            1.000                --

  MSF MetLife Conservative Allocation Subaccount
  (2/06)...........................................  2006        1.000            1.057            42,701
                                                     2005        1.000            1.000                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06)................................  2006        1.000            1.075           341,858
                                                     2005        1.000            1.000                --

  MSF MetLife Moderate Allocation Subaccount
  (2/06)...........................................  2006        1.000            1.092           458,707
                                                     2005        1.000            1.000                --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06)................................  2006        1.000            1.110           593,896
                                                     2005        1.000            1.000                --

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        2.107            2.268         6,182,766

  MSF Oppenheimer Global Equity Subaccount (Class
  A) (4/06)*.......................................  2006        0.996            1.060         1,099,185

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)......................  2006        2.141            2.290           735,254

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06)*.....................  2006        1.752            1.825           760,014

PIMCO Variable Insurance Trust

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)....................................  2006        1.272            1.313         2,580,553
                                                     2005        1.249            1.272         2,017,831
                                                     2004        1.198            1.249         1,808,655
                                                     2003        1.148            1.198         1,647,691
                                                     2002        1.059            1.148         1,433,047
                                                     2001        1.000            1.059           241,694

Putnam Variable Trust

  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01)...........................................  2006        0.848            0.936            69,420
                                                     2005        0.796            0.848            67,921
                                                     2004        0.744            0.796            71,306
                                                     2003        0.567            0.744            55,253
                                                     2002        0.810            0.567            84,242
                                                     2001        1.000            0.810            45,903

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).......................................  2006        1.161            1.474         1,359,619
                                                     2005        1.041            1.161         1,294,451
                                                     2004        0.901            1.041         1,206,751
                                                     2003        0.705            0.901         1,247,131
                                                     2002        0.862            0.705           915,170
                                                     2001        1.000            0.862           381,220

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01)...........................................  2006        1.765            2.058         1,819,487
                                                     2005        1.659            1.765         1,767,557
                                                     2004        1.322            1.659         1,856,242
                                                     2003        0.889            1.322         1,334,080
                                                     2002        1.094            0.889           970,390
                                                     2001        1.000            1.094           255,109

The Travelers Series Trust

  Travelers AIM Capital Appreciation Subaccount
  (5/01)...........................................  2006        0.967            1.033                --
                                                     2005        0.894            0.967           156,849
                                                     2004        0.845            0.894           145,832
                                                     2003        0.657            0.845           105,652
                                                     2002        0.869            0.657            63,409
                                                     2001        1.000            0.869            20,879

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (8/99)...........................................  2006        1.483            1.585                --
                                                     2005        1.486            1.483           511,555
                                                     2004        1.407            1.486           473,032
                                                     2003        1.121            1.407           107,427
                                                     2002        1.212            1.121            32,901
                                                     2001        1.230            1.212             4,616
                                                     2000        1.100            1.230               503
                                                     1999        1.000            1.100            66,449

  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98)...........................................  2006        2.356            2.581                --
                                                     2005        2.108            2.356         2,238,649
                                                     2004        1.821            2.108         2,198,288
                                                     2003        1.370            1.821         1,810,988
                                                     2002        1.608            1.370         1,086,972
                                                     2001        1.686            1.608           369,948
                                                     2000        1.454            1.686            10,638
                                                     1999        1.222            1.454             5,028
                                                     1998        1.000            1.222                 9

  Travelers Mercury Large Cap Core Subaccount
  (10/98)..........................................  2006        1.274            1.357                --
                                                     2005        1.144            1.274           180,104
                                                     2004        0.993            1.144           157,515
                                                     2003        0.824            0.993           118,258
                                                     2002        1.108            0.824            79,115
                                                     2001        1.437            1.108           230,822
                                                     2000        1.531            1.437           156,027
                                                     1999        1.245            1.531            18,357
                                                     1998        1.000            1.245             4,261

  Travelers MFS(R) Mid Cap Growth Subaccount
  (10/98)..........................................  2006        1.314            1.395                --
                                                     2005        1.283            1.314           383,071
                                                     2004        1.131            1.283           405,733
                                                     2003        0.830            1.131           296,557
                                                     2002        1.633            0.830           202,508
                                                     2001        2.152            1.633           325,204
                                                     2000        1.979            2.152           165,835
                                                     1999        1.213            1.979               415
                                                     1998        1.000            1.213                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers MFS(R) Total Return Subaccount
  (10/96)..........................................  2006        2.035            2.107                --
                                                     2005        1.988            2.035         3,410,646
                                                     2004        1.794            1.988         2,807,363
                                                     2003        1.549            1.794         2,510,455
                                                     2002        1.645            1.549         2,201,507
                                                     2001        1.655            1.645         1,523,540
                                                     2000        1.427            1.655            66,535
                                                     1999        1.399            1.427            76,473
                                                     1998        1.260            1.399            67,299
                                                     1997        1.000            1.260             9,157

  Travelers MFS(R) Value Subaccount (5/04).........  2006        1.194            1.294                --
                                                     2005        1.128            1.194           115,971
                                                     2004        1.000            1.128            75,452

  Travelers Pioneer Fund Subaccount (10/96)........  2006        1.412            1.503                --
                                                     2005        1.340            1.412           213,115
                                                     2004        1.213            1.340           303,851
                                                     2003        0.986            1.213           170,355
                                                     2002        1.421            0.986           125,367
                                                     2001        1.857            1.421            87,240
                                                     2000        1.503            1.857            33,198
                                                     1999        1.514            1.503             8,345
                                                     1998        1.289            1.514             6,675
                                                     1997        1.000            1.289             1,494

  Travelers Pioneer Strategic Income Subaccount
  (10/96)..........................................  2006        1.602            1.623                --
                                                     2005        1.554            1.602           218,148
                                                     2004        1.409            1.554           144,266
                                                     2003        1.186            1.409           135,056
                                                     2002        1.127            1.186            62,808
                                                     2001        1.088            1.127           117,990
                                                     2000        1.098            1.088             4,035
                                                     1999        1.093            1.098             9,311
                                                     1998        1.092            1.093            31,397
                                                     1997        1.000            1.092             6,058

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Quality Bond Subaccount (9/97).........  2006        1.454            1.446                --
                                                     2005        1.440            1.454           325,404
                                                     2004        1.402            1.440           316,329
                                                     2003        1.318            1.402           283,298
                                                     2002        1.254            1.318           236,922
                                                     2001        1.177            1.254           131,098
                                                     2000        1.107            1.177             1,597
                                                     1999        1.102            1.107             1,221
                                                     1998        1.021            1.102               228

  Travelers Strategic Equity Subaccount (10/96)....  2006        1.560            1.633                --
                                                     2005        1.538            1.560           622,816
                                                     2004        1.404            1.538           669,603
                                                     2003        1.065            1.404           650,708
                                                     2002        1.614            1.065           489,407
                                                     2001        1.874            1.614           544,899
                                                     2000        2.305            1.874           275,547
                                                     1999        1.753            2.305            99,102
                                                     1998        1.367            1.753            32,748
                                                     1997        1.000            1.367            10,959

  Travelers U.S. Government Securities Subaccount
  (10/96)..........................................  2006        1.811            1.752                --
                                                     2005        1.746            1.811           786,487
                                                     2004        1.655            1.746           754,697
                                                     2003        1.621            1.655           645,692
                                                     2002        1.435            1.621           517,949
                                                     2001        1.364            1.435            34,745
                                                     2000        1.199            1.364             1,246
                                                     1999        1.259            1.199                --
                                                     1998        1.149            1.259             6,143

Van Kampen Life Investment Trust

  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01)...........................................  2006        0.884            0.938            46,218
                                                     2005        0.824            0.884            32,816
                                                     2004        0.799            0.824            28,823
                                                     2003        0.639            0.799            23,209
                                                     2002        0.913            0.639            13,723
                                                     2001        1.000            0.913             6,891

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (5/01).......................................  2006        0.786            0.802           238,818
                                                     2005        0.735            0.786           164,175
                                                     2004        0.692            0.735           174,046
                                                     2003        0.548            0.692           245,721
                                                     2002        0.819            0.548           151,687
                                                     2001        1.000            0.819            56,640

Variable Insurance Products Fund

  VIP Asset Manager(SM) Subaccount (Initial Class)
  (10/96)..........................................  2006        1.669            1.780            48,905
                                                     2005        1.613            1.669            48,905
                                                     2004        1.539            1.613            71,906
                                                     2003        1.312            1.539            72,935
                                                     2002        1.446            1.312            73,597
                                                     2001        1.517            1.446            63,204
                                                     2000        1.589            1.517            56,454
                                                     1999        1.439            1.589            38,657
                                                     1998        1.258            1.439            32,515

  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/01)...........................................  2006        1.446            1.601         8,304,547
                                                     2005        1.247            1.446         7,103,809
                                                     2004        1.089            1.247         5,358,276
                                                     2003        0.855            1.089         4,062,355
                                                     2002        0.951            0.855         2,680,749
                                                     2001        1.000            0.951         1,433,561

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (5/01).........................  2006        1.169            1.322           146,543
                                                     2005        0.974            1.169            74,681
                                                     2004        0.968            0.974            54,968
                                                     2003        0.779            0.968            43,877
                                                     2002        0.848            0.779            35,320
                                                     2001        1.000            0.848            10,715

  VIP Equity -- Income Subaccount (Initial Class)
  (10/96)..........................................  2006        1.981            2.367           169,656
                                                     2005        1.882            1.981           138,209
                                                     2004        1.698            1.882           149,510
                                                     2003        1.311            1.698           136,901
                                                     2002        1.588            1.311           160,504
                                                     2001        1.680            1.588           139,375
                                                     2000        1.559            1.680            93,837
                                                     1999        1.475            1.559           125,159
                                                     1998        1.329            1.475            39,301

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  VIP Growth Subaccount (Initial Class) (10/96)....  2006        1.660            1.763           275,368
                                                     2005        1.578            1.660           313,797
                                                     2004        1.536            1.578           375,289
                                                     2003        1.163            1.536           452,503
                                                     2002        1.674            1.163           467,001
                                                     2001        2.045            1.674           600,404
                                                     2000        2.311            2.045           499,206
                                                     1999        1.692            2.311           168,043
                                                     1998        1.220            1.692            77,604

  VIP High Income Subaccount (Initial Class)
  (10/96)..........................................  2006        1.186            1.311            37,524
                                                     2005        1.161            1.186            37,524
                                                     2004        1.066            1.161            37,524
                                                     2003        0.843            1.066            36,607
                                                     2002        0.820            0.843            36,031
                                                     2001        0.934            0.820            45,868
                                                     2000        1.212            0.934            94,397
                                                     1999        1.128            1.212            46,277
                                                     1998        1.186            1.128            40,705

  VIP Mid Cap Subaccount (Service Class 2) (5/01)..  2006        1.847            2.064         5,803,109
                                                     2005        1.574            1.847         5,046,318
                                                     2004        1.270            1.574         3,259,665
                                                     2003        0.924            1.270         1,562,630
                                                     2002        1.034            0.924           652,170
                                                     2001        1.000            1.034           194,753



                         SEPARATE ACCOUNT CHARGES 1.30%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Stock Index Subaccount (Initial Shares)
  (1/97)...........................................  2006        1.810            2.063         2,006,190
                                                     2005        1.751            1.810         2,036,362
                                                     2004        1.604            1.751         2,117,372
                                                     2003        1.266            1.604         1,886,932
                                                     2002        1.651            1.266         1,708,717
                                                     2001        1.905            1.651         1,588,526
                                                     2000        2.128            1.905         1,558,905
                                                     1999        1.787            2.128         1,399,407
                                                     1998        1.412            1.787         1,121,361
                                                     1997        1.075            1.412           343,089

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds

  AIM V.I. Core Equity Subaccount (Series I)
  (4/06)...........................................  2006        1.000            1.082            98,980

  AIM V.I. Premier Equity Subaccount (Series I)
  (5/01)...........................................  2006        0.820            0.862                --
                                                     2005        0.786            0.820            99,039
                                                     2004        0.753            0.786            86,354
                                                     2003        0.610            0.753            62,575
                                                     2002        0.886            0.610            41,405
                                                     2001        1.000            0.886             9,328

Capital Appreciation Fund

  Capital Appreciation Fund (1/97).................  2006        2.183            2.162                --
                                                     2005        1.871            2.183         1,911,719
                                                     2004        1.586            1.871         2,228,849
                                                     2003        1.286            1.586         2,197,793
                                                     2002        1.740            1.286         2,026,597
                                                     2001        2.385            1.740         1,800,337
                                                     2000        3.092            2.385         1,555,883
                                                     1999        2.040            3.092         1,271,961
                                                     1998        1.279            2.040           961,744
                                                     1997        1.027            1.279           350,624

Credit Suisse Trust

  Credit Suisse Trust Emerging Markets Subaccount
  (11/98)..........................................  2006        2.231            2.918            15,151
                                                     2005        1.766            2.231             9,868
                                                     2004        1.432            1.766             9,802
                                                     2003        1.016            1.432             6,414
                                                     2002        1.163            1.016             3,521
                                                     2001        1.305            1.163             1,869

Delaware VIP Trust

  Delaware VIP REIT Subaccount (Standard Class)
  (1/99)...........................................  2006        2.479            3.246                --
                                                     2005        2.343            2.479            97,716
                                                     2004        1.807            2.343           117,011
                                                     2003        1.366            1.807            51,297
                                                     2002        1.324            1.366            23,932
                                                     2001        1.233            1.324             4,245
                                                     2000        0.951            1.233                57
                                                     1999        1.000            0.951                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Variable Investment Fund

  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98)...................................  2006        1.089            1.253           347,700
                                                     2005        1.057            1.089           293,073
                                                     2004        1.020            1.057           313,740
                                                     2003        0.852            1.020           254,668
                                                     2002        1.037            0.852           200,751
                                                     2001        1.159            1.037           136,753
                                                     2000        1.181            1.159            75,462
                                                     1999        1.074            1.181            26,484
                                                     1998        1.000            1.074                --

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (9/98)..........................  2006        1.796            1.839           196,574
                                                     2005        1.719            1.796           209,178
                                                     2004        1.564            1.719           308,645
                                                     2003        1.203            1.564           260,010
                                                     2002        1.507            1.203           191,979
                                                     2001        1.627            1.507            93,689
                                                     2000        1.454            1.627            21,714
                                                     1999        1.196            1.454            15,312
                                                     1998        1.000            1.196             6,726

Franklin Templeton Variable Insurance Products
  Trust

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)......................  2006        1.547            1.956            59,079
                                                     2005        1.230            1.547            18,275
                                                     2004        1.000            1.230             5,761

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04).................................  2006        1.253            1.503            61,918
                                                     2005        1.153            1.253            43,325
                                                     2004        1.000            1.153             6,608

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  FTVIPT Templeton Global Asset Allocation
  Subaccount (Class 1) (10/96).....................  2006        1.980            2.372           665,934
                                                     2005        1.931            1.980           709,734
                                                     2004        1.688            1.931           700,415
                                                     2003        1.292            1.688           602,756
                                                     2002        1.366            1.292           533,846
                                                     2001        1.533            1.366           508,744
                                                     2000        1.548            1.533           562,632
                                                     1999        1.277            1.548           493,692
                                                     1998        1.067            1.277           421,487
                                                     1997        1.000            1.067            70,211

  FTVIPT Templeton Growth Securities
  Subaccount -- Class 1 Shares (10/96).............  2006        2.050            2.393                --
                                                     2005        1.904            2.050           871,027
                                                     2004        1.660            1.904           891,046
                                                     2003        1.268            1.660           841,902
                                                     2002        1.572            1.268           779,945
                                                     2001        1.609            1.572           703,962
                                                     2000        1.517            1.609           684,317
                                                     1999        1.191            1.517           613,623
                                                     1998        1.192            1.191           499,388
                                                     1997        1.000            1.192           218,117

High Yield Bond Trust

  High Yield Bond Trust (10/96)....................  2006        1.957            2.003                --
                                                     2005        1.957            1.957           100,315
                                                     2004        1.823            1.957           138,305
                                                     2003        1.430            1.823           110,217
                                                     2002        1.385            1.430            80,261
                                                     2001        1.281            1.385            67,746
                                                     2000        1.285            1.281            48,596
                                                     1999        1.247            1.285            42,157
                                                     1998        1.186            1.247            28,684
                                                     1997        1.000            1.186             3,815

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Janus Aspen Series

  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01)...........................................  2006        1.127            1.165                --
                                                     2005        1.060            1.127            81,014
                                                     2004        0.992            1.060            65,970
                                                     2003        0.884            0.992            53,105
                                                     2002        0.959            0.884            36,827
                                                     2001        1.000            0.959             7,538

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (5/01)...................................  2006        0.956            1.069           101,889
                                                     2005        0.864            0.956            83,501
                                                     2004        0.727            0.864            61,510
                                                     2003        0.546            0.727            42,656
                                                     2002        0.770            0.546            30,854
                                                     2001        1.000            0.770             4,574

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/01)...................................  2006        0.805            0.938            99,991
                                                     2005        0.773            0.805            77,901
                                                     2004        0.749            0.773            67,791
                                                     2003        0.614            0.749            41,629
                                                     2002        0.837            0.614            22,552
                                                     2001        1.000            0.837             5,640

Legg Mason Partners Variable Portfolios I, Inc.

  LMPVPI All Cap Subaccount (Class I) (10/98)......  2006        1.806            2.106            98,927
                                                     2005        1.759            1.806           112,801
                                                     2004        1.645            1.759           113,026
                                                     2003        1.199            1.645            95,745
                                                     2002        1.620            1.199            62,773
                                                     2001        1.611            1.620            29,111

  LMPVPI Investors Subaccount (Class I) (10/98)....  2006        1.624            1.896            99,277
                                                     2005        1.544            1.624           100,824
                                                     2004        1.418            1.544           105,464
                                                     2003        1.085            1.418            92,019
                                                     2002        1.429            1.085            78,635
                                                     2001        1.510            1.429            50,373
                                                     2000        1.328            1.510             3,198
                                                     1999        1.204            1.328             2,737
                                                     1998        1.000            1.204                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01)...........................................  2006        1.082            1.204            26,278
                                                     2005        1.045            1.082            20,740
                                                     2004        0.919            1.045            15,275
                                                     2003        0.625            0.919             7,411
                                                     2002        0.970            0.625             3,265
                                                     2001        1.000            0.970               565

Legg Mason Partners Variable Portfolios III, Inc.

  LMPVPIII Adjustable Rate Income Subaccount
  (9/03)...........................................  2006        1.009            1.036                --
                                                     2005        0.998            1.009                --
                                                     2004        1.000            0.998                --
                                                     2003        1.000            1.000                --

  LMPVPIII Aggressive Growth Subaccount (5/01).....  2006        0.998            1.072            63,436
                                                     2005        0.906            0.998            52,977
                                                     2004        0.835            0.906            39,325
                                                     2003        0.629            0.835            24,633
                                                     2002        0.946            0.629            14,775
                                                     2001        1.000            0.946             2,244

  LMPVPIII High Income Subaccount (10/96)..........  2006        1.346            1.474            76,861
                                                     2005        1.329            1.346            77,954
                                                     2004        1.219            1.329            98,700
                                                     2003        0.968            1.219            84,977
                                                     2002        1.014            0.968            66,368
                                                     2001        1.067            1.014            60,523
                                                     2000        1.176            1.067            49,732
                                                     1999        1.161            1.176            49,357
                                                     1998        1.171            1.161            38,681
                                                     1997        1.000            1.171             6,260

  LMPVPIII International All Cap Growth Subaccount
  (10/96)..........................................  2006        1.085            1.349            98,761
                                                     2005        0.984            1.085           127,139
                                                     2004        0.846            0.984           139,310
                                                     2003        0.672            0.846           134,562
                                                     2002        0.917            0.672           132,135
                                                     2001        1.350            0.917            96,390
                                                     2000        1.794            1.350            58,628
                                                     1999        1.083            1.794            25,632
                                                     1998        1.031            1.083            18,937
                                                     1997        1.000            1.031             5,601

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPIII Large Cap Growth Subaccount (5/98)......  2006        1.494            1.543            80,092
                                                     2005        1.439            1.494            89,255
                                                     2004        1.452            1.439           120,657
                                                     2003        0.997            1.452            92,876
                                                     2002        1.343            0.997            44,408
                                                     2001        1.555            1.343            22,563
                                                     2000        1.693            1.555             6,223
                                                     1999        1.311            1.693             1,853
                                                     1998        1.000            1.311                --

  LMPVPIII Large Cap Value Subaccount (10/96)......  2006        1.525            1.780            96,421
                                                     2005        1.451            1.525           101,024
                                                     2004        1.328            1.451           260,880
                                                     2003        1.055            1.328           279,208
                                                     2002        1.433            1.055           255,034
                                                     2001        1.581            1.433           237,866
                                                     2000        1.416            1.581           204,244
                                                     1999        1.433            1.416           218,475
                                                     1998        1.322            1.433           190,418
                                                     1997        1.000            1.322            51,250

  LMPVPIII Money Market Subaccount (10/96).........  2006        1.207            1.247           576,158
                                                     2005        1.189            1.207           568,405
                                                     2004        1.194            1.189           620,598
                                                     2003        1.202            1.194           697,628
                                                     2002        1.202            1.202           789,747
                                                     2001        1.175            1.202           591,721
                                                     2000        1.122            1.175           440,206
                                                     1999        1.085            1.122           462,445
                                                     1998        1.047            1.085           237,923
                                                     1997        1.000            1.047            39,703

  LMPVPIII Social Awareness Stock Subaccount
  (10/96)..........................................  2006        1.618            1.720           757,675
                                                     2005        1.570            1.618           716,575
                                                     2004        1.497            1.570           657,162
                                                     2003        1.177            1.497           527,715
                                                     2002        1.587            1.177           447,508
                                                     2001        1.906            1.587           355,392
                                                     2000        1.941            1.906           313,700
                                                     1999        1.697            1.941           229,469
                                                     1998        1.300            1.697           157,955
                                                     1997        1.000            1.300            58,974

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Managed Assets Trust

  Managed Assets Trust (10/96).....................  2006        1.845            1.906                --
                                                     2005        1.800            1.845           403,436
                                                     2004        1.666            1.800           550,241
                                                     2003        1.384            1.666           493,913
                                                     2002        1.534            1.384           480,471
                                                     2001        1.637            1.534           438,370
                                                     2000        1.686            1.637           401,308
                                                     1999        1.495            1.686           362,589
                                                     1998        1.247            1.495           299,403
                                                     1997        1.000            1.247           223,823

Met Investors Series Trust

  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)........................................  2006        2.448            2.335            92,018

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (4/06)........................................  2006        1.287            1.365            14,327

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)........................................  2006        2.162            2.221         1,604,268

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (4/06)......................  2006        1.906            2.018           295,161

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)........................................  2006        1.513            1.589             9,399

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (4/06).................................  2006        0.997            0.987            40,412

  MIST MFS(R) Value Subaccount (Class A) (4/06)....  2006        1.276            1.413               511

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006        1.003            1.223           224,234

  MIST Pioneer Fund Subaccount (Class A) (4/06)....  2006        1.406            1.515            51,249

  MIST Pioneer Strategic Income Subaccount (Class
  A) (4/06)........................................  2006        1.518            1.576            87,171

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


MetLife Investment Funds, Inc.

  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96)................................  2006        1.593            1.641           144,941
                                                     2005        1.581            1.593           171,443
                                                     2004        1.531            1.581           387,341
                                                     2003        1.469            1.531           307,206
                                                     2002        1.366            1.469           188,280
                                                     2001        1.295            1.366           150,472
                                                     2000        1.167            1.295            69,929
                                                     1999        1.216            1.167            56,766
                                                     1998        1.130            1.216            50,376
                                                     1997        1.000            1.130            22,291

  MetLife Investment International Stock Subaccount
  (Class I) (10/96)................................  2006        1.491            1.862            88,285
                                                     2005        1.318            1.491           120,444
                                                     2004        1.162            1.318           202,492
                                                     2003        0.905            1.162           169,846
                                                     2002        1.181            0.905           108,558
                                                     2001        1.523            1.181            81,149
                                                     2000        1.677            1.523            46,491
                                                     1999        1.282            1.677            37,869
                                                     1998        1.131            1.282            35,028
                                                     1997        1.000            1.131            16,165

  MetLife Investment Large Company Stock Subaccount
  (Class I) (10/96)................................  2006        1.213            1.348           325,586
                                                     2005        1.152            1.213           362,097
                                                     2004        1.061            1.152           560,256
                                                     2003        0.839            1.061           493,283
                                                     2002        1.101            0.839           363,378
                                                     2001        1.324            1.101           326,861
                                                     2000        1.577            1.324           246,823
                                                     1999        1.603            1.577           186,669
                                                     1998        1.405            1.603           153,298
                                                     1997        1.000            1.405            42,001

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MetLife Investment Small Company Stock Subaccount
  (Class I) (10/96)................................  2006        1.582            1.775           167,102
                                                     2005        1.494            1.582           160,201
                                                     2004        1.317            1.494           228,047
                                                     2003        0.933            1.317           217,147
                                                     2002        1.239            0.933           146,211
                                                     2001        1.236            1.239           121,305
                                                     2000        1.137            1.236           123,164
                                                     1999        0.842            1.137            91,325
                                                     1998        0.934            0.842            68,535
                                                     1997        1.000            0.934            33,718

Metropolitan Series Fund, Inc.

  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)........................................  2006        1.323            1.294           209,002

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06)...........................................  2006        1.361            1.417           263,661

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.317            1.337           564,682

  MSF MetLife Aggressive Allocation Subaccount
  (1/06)...........................................  2006        1.000            1.097            35,015
                                                     2005        1.000            1.000                --

  MSF MetLife Conservative Allocation Subaccount
  (2/06)...........................................  2006        1.000            1.051               384
                                                     2005        1.000            1.000                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06)................................  2006        1.000            1.069             8,556
                                                     2005        1.000            1.000                --

  MSF MetLife Moderate Allocation Subaccount
  (2/06)...........................................  2006        1.000            1.086            27,519
                                                     2005        1.000            1.000                --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06)................................  2006        1.000            1.103            28,047
                                                     2005        1.000            1.000                --

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        1.971            2.111           760,953

  MSF Oppenheimer Global Equity Subaccount (Class
  A) (4/06)*.......................................  2006        0.996            1.055         1,844,071

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)......................  2006        2.003            2.132           115,932

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06)*.....................  2006        1.638            1.699           250,537

PIMCO Variable Insurance Trust

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)....................................  2006        1.231            1.262           188,291
                                                     2005        1.218            1.231           176,667
                                                     2004        1.176            1.218            99,924
                                                     2003        1.134            1.176            69,312
                                                     2002        1.054            1.134            43,128
                                                     2001        1.000            1.054             7,564

Putnam Variable Trust

  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01)...........................................  2006        0.821            0.900            21,340
                                                     2005        0.775            0.821            18,531
                                                     2004        0.730            0.775            16,954
                                                     2003        0.560            0.730            17,380
                                                     2002        0.806            0.560            11,361
                                                     2001        1.000            0.806             2,387

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).......................................  2006        1.124            1.417            46,362
                                                     2005        1.015            1.124            41,099
                                                     2004        0.885            1.015            38,089
                                                     2003        0.697            0.885            34,761
                                                     2002        0.858            0.697            13,050
                                                     2001        1.000            0.858             5,115

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01)...........................................  2006        1.708            1.978           112,489
                                                     2005        1.617            1.708            87,228
                                                     2004        1.298            1.617            99,131
                                                     2003        0.879            1.298            50,998
                                                     2002        1.089            0.879            20,903
                                                     2001        1.000            1.089             2,938

The Travelers Series Trust

  Travelers AIM Capital Appreciation Subaccount
  (5/01)...........................................  2006        0.936            0.997                --
                                                     2005        0.872            0.936            33,734
                                                     2004        0.829            0.872            33,691
                                                     2003        0.650            0.829            19,681
                                                     2002        0.864            0.650             9,555
                                                     2001        1.000            0.864             1,220

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (8/99)...........................................  2006        1.418            1.513                --
                                                     2005        1.432            1.418             8,176
                                                     2004        1.364            1.432             8,581
                                                     2003        1.095            1.364             8,119
                                                     2002        1.192            1.095             5,244
                                                     2001        1.218            1.192             1,191
                                                     2000        1.097            1.218               179
                                                     1999        1.000            1.097                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98)...........................................  2006        2.239            2.448                --
                                                     2005        2.017            2.239            94,671
                                                     2004        1.755            2.017           188,652
                                                     2003        1.329            1.755           139,688
                                                     2002        1.572            1.329            94,044
                                                     2001        1.659            1.572            36,696
                                                     2000        1.442            1.659             1,270
                                                     1999        1.287            1.442               542
                                                     1998        1.000            1.287                --

  Travelers Mercury Large Cap Core Subaccount
  (10/98)..........................................  2006        1.211            1.287                --
                                                     2005        1.095            1.211            11,733
                                                     2004        0.957            1.095            26,198
                                                     2003        0.800            0.957            29,144
                                                     2002        1.083            0.800            21,285
                                                     2001        1.415            1.083            13,530
                                                     2000        1.518            1.415             2,997
                                                     1999        1.243            1.518               350
                                                     1998        1.000            1.243                --

  Travelers MFS(R) Mid Cap Growth Subaccount
  (10/98)..........................................  2006        1.249            1.323                --
                                                     2005        1.228            1.249           192,771
                                                     2004        1.090            1.228           229,344
                                                     2003        0.806            1.090           194,788
                                                     2002        1.596            0.806           121,825
                                                     2001        2.118            1.596            53,126
                                                     2000        1.962            2.118             5,885
                                                     1999        1.211            1.962                --
                                                     1998        1.000            1.211                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers MFS(R) Total Return Subaccount
  (10/96)..........................................  2006        1.907            1.971                --
                                                     2005        1.877            1.907           696,378
                                                     2004        1.706            1.877           728,163
                                                     2003        1.483            1.706           578,646
                                                     2002        1.586            1.483           487,466
                                                     2001        1.607            1.586           293,600
                                                     2000        1.395            1.607           151,272
                                                     1999        1.377            1.395           136,549
                                                     1998        1.249            1.377            90,723
                                                     1997        1.000            1.249            89,438

  Travelers MFS(R) Value Subaccount (5/04).........  2006        1.180            1.276                --
                                                     2005        1.123            1.180             3,791
                                                     2004        1.000            1.123                --

  Travelers Pioneer Fund Subaccount (10/96)........  2006        1.324            1.406                --
                                                     2005        1.265            1.324            74,740
                                                     2004        1.153            1.265            82,200
                                                     2003        0.944            1.153            75,413
                                                     2002        1.370            0.944            60,637
                                                     2001        1.803            1.370            57,561
                                                     2000        1.470            1.803             6,646
                                                     1999        1.490            1.470             5,986
                                                     1998        1.278            1.490             6,389
                                                     1997        1.000            1.278               462

  Travelers Pioneer Strategic Income Subaccount
  (10/96)..........................................  2006        1.501            1.518                --
                                                     2005        1.467            1.501           140,375
                                                     2004        1.340            1.467           119,798
                                                     2003        1.135            1.340           126,594
                                                     2002        1.086            1.135           106,221
                                                     2001        1.056            1.086           153,641
                                                     2000        1.074            1.056           153,349
                                                     1999        1.076            1.074           227,738
                                                     1998        1.083            1.076            82,211
                                                     1997        1.000            1.083            17,658

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Quality Bond Subaccount (9/97).........  2006        1.373            1.361                --
                                                     2005        1.368            1.373           237,104
                                                     2004        1.342            1.368           264,155
                                                     2003        1.271            1.342           242,682
                                                     2002        1.217            1.271           221,234
                                                     2001        1.151            1.217           173,332
                                                     2000        1.090            1.151           142,435
                                                     1999        1.092            1.090           139,811
                                                     1998        1.019            1.092           101,354
                                                     1997        1.000            1.019             9,055

  Travelers Strategic Equity Subaccount (10/96)....  2006        1.462            1.527                --
                                                     2005        1.452            1.462           368,572
                                                     2004        1.334            1.452           445,637
                                                     2003        1.020            1.334           428,053
                                                     2002        1.556            1.020           372,812
                                                     2001        1.819            1.556           255,561
                                                     2000        2.254            1.819           255,841
                                                     1999        1.726            2.254           182,765
                                                     1998        1.355            1.726           121,866
                                                     1997        1.000            1.355            46,772

  Travelers U.S. Government Securities Subaccount
  (10/96)..........................................  2006        1.698            1.638                --
                                                     2005        1.649            1.698           317,572
                                                     2004        1.574            1.649           343,548
                                                     2003        1.552            1.574           319,796
                                                     2002        1.383            1.552           261,077
                                                     2001        1.324            1.383           186,516
                                                     2000        1.172            1.324           138,106
                                                     1999        1.239            1.172           110,011
                                                     1998        1.139            1.239            62,648
                                                     1997        1.000            1.139            14,373

Van Kampen Life Investment Trust

  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01)...........................................  2006        0.855            0.901            54,019
                                                     2005        0.803            0.855            46,501
                                                     2004        0.784            0.803            35,761
                                                     2003        0.632            0.784            22,230
                                                     2002        0.909            0.632             8,253
                                                     2001        1.000            0.909               426

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (5/01).......................................  2006        0.761            0.771            70,659
                                                     2005        0.716            0.761            63,792
                                                     2004        0.679            0.716            52,461
                                                     2003        0.542            0.679            44,736
                                                     2002        0.815            0.542            26,158
                                                     2001        1.000            0.815             4,939

Variable Insurance Products Fund

  VIP Asset Manager(SM) Subaccount (Initial Class)
  (10/96)..........................................  2006        1.564            1.657           423,048
                                                     2005        1.523            1.564           439,178
                                                     2004        1.463            1.523           500,491
                                                     2003        1.256            1.463           490,597
                                                     2002        1.394            1.256           459,780
                                                     2001        1.473            1.394           508,719
                                                     2000        1.553            1.473           487,812
                                                     1999        1.416            1.553           431,977
                                                     1998        1.247            1.416           290,394

  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/01)...........................................  2006        1.399            1.539           234,945
                                                     2005        1.215            1.399           133,024
                                                     2004        1.069            1.215            80,933
                                                     2003        0.845            1.069            42,292
                                                     2002        0.947            0.845            21,217
                                                     2001        1.000            0.947            10,328

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (5/01).........................  2006        1.131            1.271             8,865
                                                     2005        0.949            1.131             5,565
                                                     2004        0.950            0.949            12,403
                                                     2003        0.770            0.950            16,388
                                                     2002        0.844            0.770            13,031
                                                     2001        1.000            0.844             1,686

  VIP Equity -- Income Subaccount (Initial Class)
  (10/96)..........................................  2006        1.857            2.203         1,286,371
                                                     2005        1.777            1.857         1,512,625
                                                     2004        1.614            1.777         1,487,531
                                                     2003        1.255            1.614         1,360,272
                                                     2002        1.530            1.255         1,219,087
                                                     2001        1.631            1.530         1,154,279
                                                     2000        1.524            1.631         1,034,876
                                                     1999        1.452            1.524           910,214
                                                     1998        1.042            1.452           738,800

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  VIP Growth Subaccount (Initial Class) (10/96)....  2006        1.556            1.641         1,261,066
                                                     2005        1.490            1.556         1,277,223
                                                     2004        1.460            1.490         1,304,854
                                                     2003        1.113            1.460         1,248,844
                                                     2002        1.614            1.113         1,129,017
                                                     2001        1.985            1.614           974,148
                                                     2000        2.259            1.985         1,026,697
                                                     1999        1.665            2.259           873,625
                                                     1998        1.209            1.665           626,091

  VIP High Income Subaccount (Initial Class)
  (10/96)..........................................  2006        1.112            1.220            98,035
                                                     2005        1.096            1.112            96,394
                                                     2004        1.014            1.096           168,222
                                                     2003        0.807            1.014           163,263
                                                     2002        0.790            0.807           153,074
                                                     2001        0.907            0.790           128,931
                                                     2000        1.185            0.907           163,606
                                                     1999        1.110            1.185           121,051
                                                     1998        1.176            1.110            97,958

  VIP Mid Cap Subaccount (Service Class 2) (5/01)..  2006        1.788            1.983           178,427
                                                     2005        1.534            1.788           182,486
                                                     2004        1.247            1.534            90,732
                                                     2003        0.914            1.247            55,766
                                                     2002        1.029            0.914            27,675
                                                     2001        1.000            1.029             1,660


                                      NOTES

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account. Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006. Number of Units outstanding at the end of the period may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 2/25/05 The Travelers Series Trust -- MFS(R) Emerging Growth Portfolio merged into The Travelers Series Trust -- MFS(R) Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust -- Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Assets Trust merged into Met Investors Series Trust -- Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, High Yield Bond Trust merged into Metropolitan Series Fund, Inc. -- Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust. -- AIM Capital Appreciation Portfolio merged into Met Investors Series Trust -- Met/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, AIM Variable Insurance Funds, Inc. -- AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Funds, Inc. -- AIM V.I. Core Equity Fund and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust -- Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Convertible Securities Portfolio merged into Met Investors Series Trust -- Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Mercury Large Cap Core Portfolio merged into Met Investors Series Trust -- Mercury Large -- Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Value Portfolio merged into Met Investors Series Trust -- MFS(R) Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Fund Portfolio merged into Met Investors Series Trust -- Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Strategic Income Portfolio merged into Met Investors Series Trust -- Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Large Cap Portfolio merged into Metropolitan Series Fund, Inc. -- FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc. -- FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc. -- MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc. -- BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc. -- Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Janus Aspen Series -- Balanced Portfolio was replaced by the Metropolitan Series Fund, Inc. -- MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust -- Delaware VIP REIT Series was replaced by Met Investors Series Trust -- Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Product Trust -- Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc. -- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

                                   APPENDIX B

--------------------------------------------------------------------------------

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

                ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

Some of the Underlying Funds listed below were subject to a merger, substitution or other change. The charts below identify the former name and new mane of each of these Underlying Funds, and, where applicable, the former name and new name of the trust of which the Underlying Funds is part.

UNDERLYING FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Janus Capital Appreciation Portfolio           Janus Forty Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable International     Legg Mason Partners Variable International
     All Cap Growth Portfolio                       All Cap Opportunity Portfolio
  Legg Mason Partners Variable Social            Legg Mason Partners Variable Social
     Awareness Stock Portfolio                      Awareness Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST               VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen Life Investment Emerging Growth     Van Kampen Life Investment Trust Strategic
     Portfolio                                      Growth Portfolio


UNDERLYING FUND MERGERS/REORGANIZATIONS
The former Underlying Funds were merged with and into the new Underlying Funds.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable All Cap         Legg Mason Partners Variable Fundamental
     Portfolio  -- Class I                          Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Investors
     Value Portfolio -- Class I                     Portfolio -- Class I
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  Western Asset Management High Yield Bond     BlackRock High Yield Portfolio -- Class A
     Portfolio -- Class A


UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


AIM VARIABLE INSURANCE FUNDS                   METROPOLITAN SERIES FUND, INC.
  AIM V.I. Core Equity Fund -- Series I        Capital Guardian U.S. Equity
                                                    Portfolio -- Class A
CREDIT SUISSE TRUST                            MET INVESTORS SERIES TRUST
  Credit Suisse Emerging Markets Portfolio+    MFS(R) Emerging Markets Equity
                                                    Portfolio -- Class A
DREYFUS STOCK INDEX FUND, INC. -- INITIAL      METROPOLITAN SERIES FUND
  SHARES
                                               MetLife Stock Index Portfolio -- Class A
VARIABLE INSURANCE PRODUCTS FUND               METROPOLITAN SERIES FUND
  VIP ASSET MANAGER(SM) PORTFOLIO -- INITIAL   BlackRock Diversified Portfolio -- Class A
     CLASS

            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------

PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT International Equity               MFS(R) Research International
     Fund -- Class IB                               Portfolio -- Class B
  Putnam VT Small Cap Value Fund -- Class IB   Third Avenue Small Cap Value
                                                    Portfolio -- Class B
FRANKLIN TEMPLETON VARIABLE INSURANCE          MET INVESTORS SERIES TRUST
  PRODUCTS TRUST
  Templeton Global Asset Allocation            Loomis Sayles Global Markets
     Fund -- Class 1                                Portfolio -- Class A


---------
+     Closed to new investors.

UNDERLYING FUND FAMILY CHANGES AND PORTFOLIO SHARE CLASS NAME CHANGE


        FORMER UNDERLYING FUND FAMILY                    NEW UNDERLYING FUND FAMILY
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST.
  INC.
  Legg Mason Partners Variable Investors       Legg Mason Partners Variable Investors
     Portfolio -- Class I                           Portfolio -- Class I
  Legg Mason Partners Variable Small Cap       Legg Mason Partners Variable Small Cap Growth
     Growth Portfolio -- Class I                    Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio                               Growth Portfolio -- Class I*
  Legg Mason Partners Variable International   Legg Mason Partners Variable International
     All Cap Growth Portfolio                       All Cap Opportunity Portfolio
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Large Cap Growth
     Growth Portfolio                               Portfolio
  Legg Mason Partners Variable Social          Legg Mason Partners Variable  Social
     Awareness Portfolio                            Awareness Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable Adjustable      Legg Mason Partners Variable Adjustable Rate
     Rate Income Portfolio                          Income Portfolio
  Legg Mason Partners Variable High Income     Legg Mason Partners Variable High Income
     Portfolio                                      Portfolio
  Legg Mason Partners Variable Money Market    Legg Mason Partners Variable Money Market
     Portfolio                                      Portfolio


---------
*     Single Share Class Structure has been renamed Class I

UNDERLYING FUND SHARE CLASS EXCHANGE
The following former Underlying Fund Share Class was exchanged into the new Underlying Fund Share Class:


      FORMER UNDERLYING FUND SHARE CLASS              NEW UNDERLYING FUND SHARE CLASS
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  BlackRock Large-Cap Core Portfolio -- Class  BlackRock Large-Cap Core Portfolio -- Class E
     A

                                   APPENDIX D

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES


        SERIES FUND/TRUST                   PORTFOLIO/SERIES                    MARKETING NAME
---------------------------------  ---------------------------------  ---------------------------------


DREYFUS VARIABLE INVESTMENT FUND   Appreciation Portfolio             Dreyfus VIF Appreciation
                                                                      Portfolio
DREYFUS VARIABLE INVESTMENT FUND   Developing Leaders Portfolio       Dreyfus VIF Developing Leaders
                                                                      Portfolio
JANUS ASPEN SERIES                 International Growth Portfolio     Janus International Growth
                                                                      Portfolio
JANUS ASPEN SERIES                 Mid Cap Growth Portfolio           Janus Aspen Series Mid Cap Growth
                                                                      Portfolio
JANUS ASPEN SERIES                 Worldwide Growth Portfolio         Janus Aspen Series Worldwide
                                                                      Growth Portfolio
METROPOLITAN SERIES FUND, INC.     FI Large Cap Portfolio             FI Large Cap Portfolio (Fidelity)
PIMCO VARIABLE INSURANCE TRUST     Total Return Portfolio             PIMCO VIT Total Return Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST   Van Kampen Life Investment Trust   Van Kampen LIT Strategic Growth
                                   Strategic Growth Portfolio         Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST   Van Kampen Life Investment Trust   Van Kampen LIP Enterprise
                                   Enterprise Portfolio               Portfolio
VARIABLE INSURANCE PRODUCTS        Contrafund(R) Portfolio            Fidelity VIP Contrafund(R)
                                                                      Portfolio
VARIABLE INSURANCE PRODUCTS        Dynamic Capital Appreciation       Fidelity VIP Dynamic Capital
                                   Portfolio                          Appreciation Portfolio
VARIABLE INSURANCE PRODUCTS        Equity-Income Portfolio            Fidelity VIP Equity-Income
                                                                      Portfolio
VARIABLE INSURANCE PRODUCTS        Growth Portfolio                   Fidelity VIP Growth Portfolio
VARIABLE INSURANCE PRODUCTS        High Income Portfolio              Fidelity VIP High Income
                                                                      Portfolio
VARIABLE INSURANCE PRODUCTS        Mid Cap Portfolio                  Fidelity VIP Mid Cap Portfolio

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:


          TABLE OF CONTENTS                                                               PAGE
          -----------------------------------------------------------------------------  ------


          THE INSURANCE COMPANY........................................................       2
          PRINCIPAL UNDERWRITER........................................................       2
          DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................       2
          VALUATION OF ASSETS..........................................................       4
          CALCULATION OF MONEY MARKET YIELD............................................       5
          FEDERAL TAX CONSIDERATIONS...................................................       5
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................       9
          CONDENSED FINANCIAL INFORMATION..............................................      10
          FINANCIAL STATEMENTS.........................................................       1



Copies of the Statement of Additional Information dated April 30, 2007 (Form MIC-Book 15) are available without charge. To request a copy, please complete the coupon found below and mail it to: MetLife Insurance Company of Connecticut, Annuity and Operations Services, One Cityplace, 185 Asylum Street, 3 CP, Hartford, Connecticut, 06103-3415.


  Name: -----------------------------------------------

  Address: --------------------------------------------

                                   GOLD TRACK
                                GOLD TRACK SELECT

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED

                                 APRIL 30, 2007

                                       FOR

            METLIFE OF CT SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES

                                    ISSUED BY

                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                                TABLE OF CONTENTS



          THE INSURANCE COMPANY........................................................       2
          PRINCIPAL UNDERWRITER........................................................       2
          DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................       2
          VALUATION OF ASSETS..........................................................       4
          CALCULATION OF MONEY MARKET YIELD............................................       5
          FEDERAL TAX CONSIDERATIONS...................................................       5
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................       9
          CONDENSED FINANCIAL INFORMATION..............................................      10
          FINANCIAL STATEMENTS.........................................................       1

                              THE INSURANCE COMPANY

MetLife Insurance Company of Connecticut (the "Company") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Island and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. MetLife of CT Separate Account QP for Variable Annuities (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

                              PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company ("MLIDC")* serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the prospectus (see "Other Information -- Distribution of the Variable Annuity Contracts"). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                            UNDERWRITING COMMISSIONS


                                    UNDERWRITING COMMISSIONS PAID        AMOUNT OF UNDERWRITING
                                      TO THE DISTRIBUTOR BY THE        COMMISSIONS RETAINED BY THE
              YEAR                            COMPANY*                        DISTRIBUTOR*
--------------------------------  --------------------------------  --------------------------------


2006............................            $ 92,981,365                           $0

2005............................            $135,616,994                           $0

2004............................            $117,306,200                           $0


*Effective as of October 20, 2006, the former principal underwriter for the Separate Account and the Contracts merged with and into MetLife Investors Distribution Company.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2006 ranged from $2,029 to $2,179,850. The amount of commissions paid to selected broker-dealer firms during 2006 ranged from $1,229,012 to $11,402,602. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2006 ranged from $1,231,041 to $13,582,452 .

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

Citicorp Investment Services
Citigroup Global Markets Inc. (d/b/a Smith Barney)
DWS Scudder Distributors, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
PFS Investments, Inc. (d/b/a Primerica)
Pioneer Funds Distributor, Inc.
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.

                               VALUATION OF ASSETS

FUNDING OPTIONS. The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

        (a) = investment income plus capital gains and losses (whether realized or unrealized);

        (b)  = any deduction for applicable taxes (presently zero); and

        (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                        CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the current yield for a money market Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Underlying Fund or on its respective portfolio securities. On a Contract-specific basis, the current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in Subaccount value by the Subaccount value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in Subaccount value reflects: (1) net income from the Underlying Fund attributable to the hypothetical account; and (2) Contract-level charges and deductions imposed under the Contract which are attributable to the hypothetical account.

On a Contract-specific basis, current yield will be calculated according to the following formula:

           Current Yield = ((NCF - ES) / UV) x (365 / 7)

Where:

NCF = the net change in the value of the Underlying Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses for the hypothetical account for the 7-day period.

UV = the unit value on the first day of the 7-day period.

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

           Effective Yield = (1 + ((NCF - ES) / UV)) 365 / 7 - 1

Where:

NCF = the net change in the value of the Underlying Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses of the hypothetical account for the 7-day period.

UV = the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

FOREIGN TAX CREDIT

To the extent permitted under federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1(st) of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($42,000 for 2005). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($14,000 in 2005).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

     (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

     (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

     (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

     (d)  the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of MetLife of CT Separate Account QP for Variable Annuities (formerly, The Travelers Separate Account QP for Variable Annuities) and the consolidated financial statements and financial statement schedules of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a Transfer Agreement entered into on October 11, 2006 between MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                               GOLD TRACK ANNUITY

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the *mid-range* combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 0.80%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Stock Index Subaccount (Initial Shares)
  (1/97).............................................  2006      1.895          2.172                 --
                                                       2005      1.825          1.895          1,552,335
                                                       2004      1.663          1.825          1,690,996
                                                       2003      1.306          1.663          9,686,750
                                                       2002      1.695          1.306          9,292,111
                                                       2001      1.946          1.695          9,351,608
                                                       2000      2.162          1.946          8,736,754
                                                       1999      1.807          2.162                 33
                                                       1998      1.421          1.807                 33

AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.086             34,874

  AIM V.I. Premier Equity Subaccount (Series I)
  (5/01).............................................  2006      0.839          0.883                 --
                                                       2005      0.800          0.839             42,257
                                                       2004      0.763          0.800             77,434
                                                       2003      0.615          0.763             73,363
                                                       2002      0.889          0.615             59,104
                                                       2001      1.000          0.889             14,058

Capital Appreciation Fund
  Capital Appreciation Fund (1/97)...................  2006      2.286          2.268                 --
                                                       2005      1.950          2.286          5,433,855
                                                       2004      1.644          1.950          5,510,261
                                                       2003      1.327          1.644         26,177,514
                                                       2002      1.786          1.327         26,946,828
                                                       2001      2.435          1.786         29,733,093
                                                       2000      3.143          2.435         30,028,514
                                                       1999      2.063          3.143            215,894
                                                       1998      1.287          2.063            241,615

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (11/98)............................................  2006      2.312          3.040            239,778
                                                       2005      1.822          2.312            250,748
                                                       2004      1.470          1.822            247,726
                                                       2003      1.037          1.470            236,358
                                                       2002      1.182          1.037            304,408
                                                       2001      1.319          1.182            325,619

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (1/99).............................................  2006      2.567          3.378                 --
                                                       2005      2.415          2.567            296,129
                                                       2004      1.853          2.415            295,879
                                                       2003      1.393          1.853            289,598
                                                       2002      1.344          1.393            285,663
                                                       2001      1.245          1.344            137,268
                                                       2000      0.956          1.245             67,150
                                                       1999      1.000          0.956             17,064

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98).....................................  2006      1.131          1.306          5,398,065
                                                       2005      1.092          1.131          6,399,684
                                                       2004      1.048          1.092          7,461,713
                                                       2003      0.872          1.048          8,370,984
                                                       2002      1.055          0.872          9,251,637
                                                       2001      1.173          1.055         10,775,406
                                                       2000      1.190          1.173          9,459,681
                                                       1999      1.076          1.190          6,527,393
                                                       1998      1.000          1.076             60,832

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (9/98).....................................  2006      1.862          1.917          1,787,672
                                                       2005      1.774          1.862          2,255,092
                                                       2004      1.606          1.774          2,350,402
                                                       2003      1.229          1.606          3,883,410
                                                       2002      1.532          1.229          3,863,252
                                                       2001      1.645          1.532          3,043,988
                                                       2000      1.464          1.645          1,819,121
                                                       1999      1.198          1.464            363,977
                                                       1998      1.000          1.198              1,748

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)........................  2006      1.559          1.982             48,998
                                                       2005      1.234          1.559                 78
                                                       2004      1.000          1.234                 --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.264          1.523             30,802
                                                       2005      1.156          1.264             17,385
                                                       2004      1.000          1.156              7,482

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Global Asset Allocation Subaccount
  (Class 1) (10/96)..................................  2006      2.073          2.497                 --
                                                       2005      2.012          2.073            373,925
                                                       2004      1.750          2.012            356,823
                                                       2003      1.333          1.750          3,436,476
                                                       2002      1.402          1.333          3,445,358
                                                       2001      1.566          1.402          3,777,475
                                                       2000      1.574          1.566          3,761,950
                                                       1999      1.291          1.574                 93
                                                       1998      1.223          1.291                 93

  FTVIPT Templeton Growth Securities
  Subaccount -- Class 1 Shares (10/96)...............  2006      2.147          2.517                 --
                                                       2005      1.984          2.147          1,139,783
                                                       2004      1.721          1.984          1,180,397
                                                       2003      1.308          1.721          8,992,542
                                                       2002      1.614          1.308          9,204,878
                                                       2001      1.643          1.614          9,777,820
                                                       2000      1.542          1.643          9,345,295
                                                       1999      1.204          1.542                340
                                                       1998      1.199          1.204                875

High Yield Bond Trust
  High Yield Bond Trust (10/96)......................  2006      2.049          2.101                 --
                                                       2005      2.039          2.049            681,925
                                                       2004      1.890          2.039            727,263
                                                       2003      1.475          1.890          1,476,033
                                                       2002      1.422          1.475          1,341,715
                                                       2001      1.308          1.422          1,252,735
                                                       2000      1.306          1.308            888,540
                                                       1999      1.261          1.306            245,914
                                                       1998      1.193          1.261              3,334

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01).............................................  2006      1.153          1.195                 --
                                                       2005      1.080          1.153            208,490
                                                       2004      1.005          1.080            228,246
                                                       2003      0.891          1.005            226,568
                                                       2002      0.962          0.891            163,634
                                                       2001      1.000          0.962             13,448

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (5/01).....................................  2006      0.978          1.099            146,078
                                                       2005      0.880          0.978            128,612
                                                       2004      0.736          0.880            134,271
                                                       2003      0.551          0.736             49,994
                                                       2002      0.772          0.551             28,529
                                                       2001      1.000          0.772              1,477

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/01).....................................  2006      0.824          0.965            180,791
                                                       2005      0.787          0.824            182,884
                                                       2004      0.759          0.787            201,672
                                                       2003      0.619          0.759            212,144
                                                       2002      0.840          0.619            186,360
                                                       2001      1.000          0.840             23,216

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.872          2.194            774,965
                                                       2005      1.814          1.872            876,893
                                                       2004      1.688          1.814            994,556
                                                       2003      1.224          1.688            964,724
                                                       2002      1.646          1.224            926,755
                                                       2001      1.628          1.646            759,039

  LMPVPI Investors Subaccount (Class I) (10/98)......  2006      1.684          1.976            483,508
                                                       2005      1.593          1.684            472,194
                                                       2004      1.455          1.593            565,592
                                                       2003      1.109          1.455            586,238
                                                       2002      1.452          1.109            497,449
                                                       2001      1.527          1.452            384,727
                                                       2000      1.336          1.527             98,402
                                                       1999      1.206          1.336             66,421
                                                       1998      1.000          1.206              1,374

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01).............................................  2006      1.107          1.238             38,816
                                                       2005      1.064          1.107             35,017
                                                       2004      0.932          1.064             42,130
                                                       2003      0.631          0.932             39,230
                                                       2002      0.974          0.631             39,523
                                                       2001      1.000          0.974              2,204

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      1.020          1.054                 --
                                                       2005      1.005          1.020                 --
                                                       2004      1.001          1.005                 --
                                                       2003      1.000          1.001                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      1.022          1.103          2,035,461
                                                       2005      0.923          1.022          2,067,086
                                                       2004      0.846          0.923          2,306,943
                                                       2003      0.634          0.846          2,018,669
                                                       2002      0.949          0.634          1,128,359
                                                       2001      1.000          0.949            170,156

  LMPVPIII High Income Subaccount (10/96)............  2006      1.409          1.551            202,593
                                                       2005      1.384          1.409            255,339
                                                       2004      1.263          1.384            289,938
                                                       2003      0.999          1.263            496,206
                                                       2002      1.040          0.999            369,750
                                                       2001      1.090          1.040            494,130
                                                       2000      1.194          1.090            329,280
                                                       1999      1.173          1.194            230,410
                                                       1998      1.178          1.173              2,810

  LMPVPIII International All Cap Growth Subaccount
  (10/96)............................................  2006      1.137          1.419          1,325,448
                                                       2005      1.026          1.137          1,606,882
                                                       2004      0.877          1.026          1,767,015
                                                       2003      0.694          0.877          2,528,900
                                                       2002      0.941          0.694          2,622,169
                                                       2001      1.378          0.941          2,754,102
                                                       2000      1.823          1.378          1,750,019
                                                       1999      1.096          1.823            349,576
                                                       1998      1.037          1.096              4,211

  LMPVPIII Large Cap Growth Subaccount (5/98)........  2006      1.550          1.609          1,369,820
                                                       2005      1.485          1.550          1,537,096
                                                       2004      1.492          1.485          1,743,036
                                                       2003      1.019          1.492          1,869,033
                                                       2002      1.365          1.019          1,932,920
                                                       2001      1.573          1.365          1,925,998
                                                       2000      1.704          1.573          1,305,175
                                                       1999      1.313          1.704            649,086
                                                       1998      1.000          1.313                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Large Cap Value Subaccount (10/96)........  2006      1.597          1.874              4,956
                                                       2005      1.512          1.597            279,796
                                                       2004      1.378          1.512            307,347
                                                       2003      1.088          1.378            937,091
                                                       2002      1.471          1.088            893,672
                                                       2001      1.615          1.471            751,488
                                                       2000      1.439          1.615          1,347,297
                                                       1999      1.449          1.439             77,050
                                                       1998      1.330          1.449              7,331

  LMPVPIII Money Market Subaccount (10/96)...........  2006      1.264          1.312             67,656
                                                       2005      1.239          1.264            480,686
                                                       2004      1.238          1.239            467,624
                                                       2003      1.240          1.238            850,812
                                                       2002      1.234          1.240          1,402,440
                                                       2001      1.200          1.234          1,539,891
                                                       2000      1.141          1.200          1,166,205
                                                       1999      1.097          1.141             42,339
                                                       1998      1.053          1.097              2,799

  LMPVPIII Social Awareness Stock Subaccount
  (10/96)............................................  2006      1.694          1.810            595,003
                                                       2005      1.636          1.694            755,351
                                                       2004      1.552          1.636            907,516
                                                       2003      1.214          1.552          1,729,132
                                                       2002      1.629          1.214          1,871,608
                                                       2001      1.947          1.629          1,999,114
                                                       2000      1.972          1.947          1,713,947
                                                       1999      1.716          1.972            608,076
                                                       1998      1.308          1.716             18,134

Managed Assets Trust
  Managed Assets Trust (10/96).......................  2006      1.932          1.999                 --
                                                       2005      1.876          1.932          2,925,625
                                                       2004      1.728          1.876          3,344,096
                                                       2003      1.428          1.728          6,433,587
                                                       2002      1.575          1.428          6,863,051
                                                       2001      1.672          1.575          7,761,938
                                                       2000      1.713          1.672          8,300,279
                                                       1999      1.512          1.713          2,139,292
                                                       1998      1.255          1.512             51,150

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.542          2.434            409,884

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.336          1.423            478,768

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.268          2.338            745,244

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.999          2.124          1,988,804

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.564          1.648              5,820

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.022          1.015          1,009,228

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.289          1.432             80,270

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.227            836,142

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.475          1.594            314,010

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.592          1.658            501,145

MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96)..................................  2006      1.668          1.727         19,361,845
                                                       2005      1.648          1.668         21,982,579
                                                       2004      1.587          1.648         22,087,466
                                                       2003      1.515          1.587         27,859,329
                                                       2002      1.402          1.515         28,571,418
                                                       2001      1.322          1.402         26,013,416
                                                       2000      1.186          1.322         11,479,892
                                                       1999      1.230          1.186          4,355,250
                                                       1998      1.137          1.230            872,955

  MetLife Investment International Stock Subaccount
  (Class I) (10/96)..................................  2006      1.562          1.960         12,173,343
                                                       2005      1.373          1.562         17,425,745
                                                       2004      1.205          1.373         18,423,024
                                                       2003      0.934          1.205         28,745,348
                                                       2002      1.212          0.934         31,792,301
                                                       2001      1.555          1.212         27,148,815
                                                       2000      1.705          1.555         17,237,557
                                                       1999      1.297          1.705          5,139,992
                                                       1998      1.138          1.297            791,438

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MetLife Investment Large Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.271          1.419         23,515,817
                                                       2005      1.201          1.271         30,646,741
                                                       2004      1.100          1.201         31,136,353
                                                       2003      0.865          1.100         46,539,704
                                                       2002      1.130          0.865         42,300,597
                                                       2001      1.352          1.130         35,202,731
                                                       2000      1.603          1.352         22,023,243
                                                       1999      1.620          1.603          5,408,519
                                                       1998      1.414          1.620          1,060,046

  MetLife Investment Small Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.657          1.868          8,612,652
                                                       2005      1.557          1.657         11,665,174
                                                       2004      1.366          1.557         12,192,341
                                                       2003      0.962          1.366         21,329,351
                                                       2002      1.272          0.962         18,957,697
                                                       2001      1.262          1.272         17,341,913
                                                       2000      1.155          1.262         20,433,293
                                                       1999      0.852          1.155          5,098,615
                                                       1998      0.940          0.852          1,040,352
                                                       1997      0.885          0.940                 --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.374          1.349          1,510,882

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.421          1.484            368,636

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.376          1.402          9,112,771

  MSF MetLife Aggressive Allocation Subaccount
  (1/06).............................................  2006      1.000          1.102             81,479
                                                       2005      1.000          1.000                 --

  MSF MetLife Conservative Allocation Subaccount
  (2/06).............................................  2006      1.000          1.055              2,110
                                                       2005      1.000          1.000                 --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06)..................................  2006      1.000          1.073              5,857
                                                       2005      1.000          1.000                 --

  MSF MetLife Moderate Allocation Subaccount (2/06)..  2006      1.000          1.090            141,308
                                                       2005      1.000          1.000                 --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06)..................................  2006      1.000          1.108            192,890
                                                       2005      1.000          1.000                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      2.067          2.222          2,463,044

  MSF Oppenheimer Global Equity Subaccount (Class A)
  (4/06) *...........................................  2006      0.996          1.058                 --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      2.101          2.244            399,954

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.718          1.788            646,867

PIMCO Variable Insurance Trust
  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.260          1.298            404,944
                                                       2005      1.240          1.260            365,327
                                                       2004      1.192          1.240            584,319
                                                       2003      1.144          1.192            635,374
                                                       2002      1.057          1.144            354,014
                                                       2001      1.000          1.057             45,689

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      0.840          0.926              6,087
                                                       2005      0.790          0.840              5,412
                                                       2004      0.740          0.790             23,413
                                                       2003      0.565          0.740              6,382
                                                       2002      0.809          0.565              6,121
                                                       2001      1.000          0.809              1,007

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.150          1.457            342,400
                                                       2005      1.033          1.150            281,626
                                                       2004      0.897          1.033            327,039
                                                       2003      0.703          0.897            276,184
                                                       2002      0.861          0.703            133,696
                                                       2001      1.000          0.861              2,266

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      1.749          2.035            264,247
                                                       2005      1.647          1.749            246,017
                                                       2004      1.315          1.647            264,688
                                                       2003      0.886          1.315            211,738
                                                       2002      1.093          0.886            109,259
                                                       2001      1.000          1.093             17,255

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (5/01).............................................  2006      0.958          1.022                 --
                                                       2005      0.888          0.958          1,052,801
                                                       2004      0.840          0.888          1,177,150
                                                       2003      0.655          0.840          1,170,591
                                                       2002      0.867          0.655          1,194,096
                                                       2001      1.000          0.867             10,002

  Travelers Convertible Securities Subaccount
  (8/99).............................................  2006      1.464          1.564                 --
                                                       2005      1.470          1.464                 --
                                                       2004      1.394          1.470                 --
                                                       2003      1.113          1.394                 --
                                                       2002      1.207          1.113                 --
                                                       2001      1.226          1.207                 --
                                                       2000      1.099          1.226                 --
                                                       1999      1.000          1.099                 --

  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98).............................................  2006      2.322          2.542                 --
                                                       2005      2.082          2.322            560,555
                                                       2004      1.802          2.082            608,550
                                                       2003      1.358          1.802          1,926,826
                                                       2002      1.598          1.358          1,638,704
                                                       2001      1.678          1.598          1,069,783
                                                       2000      1.451          1.678            464,358
                                                       1999      1.289          1.451             45,075
                                                       1998      1.000          1.289              1,037

  Travelers Mercury Large Cap Core Subaccount
  (10/98)............................................  2006      1.255          1.336                 --
                                                       2005      1.129          1.255            569,742
                                                       2004      0.982          1.129            569,173
                                                       2003      0.817          0.982            589,994
                                                       2002      1.101          0.817            698,313
                                                       2001      1.431          1.101            734,385
                                                       2000      1.527          1.431            486,870
                                                       1999      1.245          1.527            301,212
                                                       1998      1.000          1.245              7,232

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Mid Cap Growth Subaccount (10/98)....  2006      1.295          1.374                 --
                                                       2005      1.267          1.295          1,588,079
                                                       2004      1.119          1.267          1,727,825
                                                       2003      0.823          1.119          1,669,471
                                                       2002      1.622          0.823          1,775,158
                                                       2001      2.142          1.622          1,560,715
                                                       2000      1.974          2.142            808,819
                                                       1999      1.212          1.974            233,024
                                                       1998      1.000          1.212              1,512

  Travelers MFS Total Return Subaccount (10/96)......  2006      1.997          2.067                 --
                                                       2005      1.956          1.997          2,700,323
                                                       2004      1.769          1.956          3,094,227
                                                       2003      1.530          1.769          4,087,108
                                                       2002      1.628          1.530          4,135,912
                                                       2001      1.641          1.628          3,693,144
                                                       2000      1.418          1.641          1,699,453
                                                       1999      1.393          1.418          1,023,136
                                                       1998      1.257          1.393             85,454

  Travelers MFS Value Subaccount (5/04)..............  2006      1.190          1.289                 --
                                                       2005      1.127          1.190             19,967
                                                       2004      1.000          1.127                 --

  Travelers Pioneer Fund Subaccount (10/96)..........  2006      1.386          1.475                 --
                                                       2005      1.318          1.386            381,987
                                                       2004      1.196          1.318            468,411
                                                       2003      0.974          1.196          1,082,084
                                                       2002      1.407          0.974          1,114,906
                                                       2001      1.842          1.407          1,267,842
                                                       2000      1.494          1.842            920,744
                                                       1999      1.507          1.494            118,785
                                                       1998      1.285          1.507              1,413

  Travelers Pioneer Strategic Income Subaccount
  (10/96)............................................  2006      1.572          1.592                 --
                                                       2005      1.529          1.572            477,240
                                                       2004      1.389          1.529            463,747
                                                       2003      1.171          1.389            641,914
                                                       2002      1.115          1.171            578,159
                                                       2001      1.079          1.115            645,466
                                                       2000      1.091          1.079            578,829
                                                       1999      1.088          1.091            278,395
                                                       1998      1.090          1.088             36,325

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Quality Bond Subaccount (9/97)...........  2006      1.431          1.421                 --
                                                       2005      1.419          1.431            579,779
                                                       2004      1.385          1.419            583,093
                                                       2003      1.305          1.385          2,027,577
                                                       2002      1.243          1.305          2,407,596
                                                       2001      1.170          1.243          2,340,766
                                                       2000      1.102          1.170          1,513,495
                                                       1999      1.099          1.102            151,498
                                                       1998      1.021          1.099                 32

  Travelers Strategic Equity Subaccount (10/96)......  2006      1.532          1.602                 --
                                                       2005      1.513          1.532          7,477,355
                                                       2004      1.384          1.513          8,657,479
                                                       2003      1.052          1.384         20,871,610
                                                       2002      1.597          1.052         21,981,668
                                                       2001      1.858          1.597         24,269,522
                                                       2000      2.290          1.858         23,043,619
                                                       1999      1.746          2.290          3,927,438
                                                       1998      1.363          1.746             66,181

  Travelers U.S. Government Securities Subaccount
  (10/96)............................................  2006      1.778          1.718                 --
                                                       2005      1.718          1.778          1,071,895
                                                       2004      1.632          1.718          1,163,642
                                                       2003      1.601          1.632          2,737,867
                                                       2002      1.420          1.601          2,881,421
                                                       2001      1.353          1.420          1,949,970
                                                       2000      1.192          1.353            657,535
                                                       1999      1.253          1.192            110,708
                                                       1998      1.146          1.253             29,647

Van Kampen Life Investment Trust
  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01).............................................  2006      0.875          0.927              6,819
                                                       2005      0.818          0.875              5,155
                                                       2004      0.794          0.818              5,962
                                                       2003      0.637          0.794              4,309
                                                       2002      0.912          0.637              5,145
                                                       2001      1.000          0.912              2,535

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (5/01).........................................  2006      0.779          0.793            107,961
                                                       2005      0.729          0.779             54,699
                                                       2004      0.688          0.729             93,510
                                                       2003      0.546          0.688             61,424
                                                       2002      0.818          0.546             43,160
                                                       2001      1.000          0.818              9,230

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Variable Insurance Products Fund
  VIP Asset Manager SM Subaccount (Initial Class)
  (10/96)............................................  2006      1.638          1.744                 --
                                                       2005      1.587          1.638          1,369,326
                                                       2004      1.517          1.587          1,480,270
                                                       2003      1.296          1.517          7,129,650
                                                       2002      1.431          1.296          7,564,566
                                                       2001      1.504          1.431          8,751,147
                                                       2000      1.578          1.504          8,934,315
                                                       1999      1.432          1.578                188
                                                       1998      1.432          1.432                188

  VIP Contrafund Subaccount (Service Class 2)
  (5/01).............................................  2006      1.432          1.583          1,003,656
                                                       2005      1.238          1.432            875,070
                                                       2004      1.083          1.238            840,729
                                                       2003      0.852          1.083            610,191
                                                       2002      0.950          0.852            251,956
                                                       2001      1.000          0.950                655

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (5/01)...........................  2006      1.158          1.307             55,352
                                                       2005      0.967          1.158             33,158
                                                       2004      0.962          0.967             39,094
                                                       2003      0.777          0.962             38,317
                                                       2002      0.847          0.777             25,942
                                                       2001      1.000          0.847              1,000

  VIP Equity -- Income Subaccount (Initial Class)
  (10/96)............................................  2006      1.945          2.319                 79
                                                       2005      1.852          1.945          2,120,920
                                                       2004      1.674          1.852          2,302,232
                                                       2003      1.294          1.674         11,809,489
                                                       2002      1.571          1.294         12,326,008
                                                       2001      1.666          1.571         13,504,310
                                                       2000      1.549          1.666         13,184,237
                                                       1999      1.469          1.549                411
                                                       1998      1.326          1.469                624

  VIP Growth Subaccount (Initial Class) (10/96)......  2006      1.629          1.727                142
                                                       2005      1.552          1.629          3,378,817
                                                       2004      1.514          1.552          3,845,340
                                                       2003      1.149          1.514         20,960,410
                                                       2002      1.657          1.149         20,810,968
                                                       2001      2.028          1.657         22,467,691
                                                       2000      2.296          2.028         22,300,692
                                                       1999      1.684          2.296                177
                                                       1998      1.217          1.684                431

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP High Income Subaccount (Initial Class)
  (10/96)............................................  2006      1.164          1.284                 --
                                                       2005      1.142          1.164            187,401
                                                       2004      1.051          1.142            256,356
                                                       2003      0.832          1.051          1,783,443
                                                       2002      0.811          0.832          1,835,312
                                                       2001      0.926          0.811          2,043,361
                                                       2000      1.204          0.926          2,179,525
                                                       1999      1.122          1.204                 95
                                                       1998      1.183          1.122                 95

  VIP Mid Cap Subaccount (Service Class 2) (5/01)....  2006      1.830          2.040            653,948
                                                       2005      1.563          1.830            524,518
                                                       2004      1.264          1.563            473,022
                                                       2003      0.921          1.264            353,263
                                                       2002      1.032          0.921            237,347
                                                       2001      1.000          1.032             50,422




                         SEPARATE ACCOUNT CHARGES 0.95%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Stock Index Subaccount (Initial Shares)
  (1/97).............................................  2006      1.869          2.139         1,499,652
                                                       2005      1.803          1.869         1,602,497
                                                       2004      1.645          1.803         1,854,057
                                                       2003      1.294          1.645         2,100,032
                                                       2002      1.682          1.294         2,332,015
                                                       2001      1.934          1.682         2,736,414
                                                       2000      2.152          1.934         3,867,630
                                                       1999      1.801          2.152         3,292,693
                                                       1998      1.418          1.801         2,284,987
                                                       1997      1.076          1.418         1,416,791

AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.085             3,864

  AIM V.I. Premier Equity Subaccount (Series I)
  (5/01).............................................  2006      0.833          0.877                --
                                                       2005      0.796          0.833             2,485
                                                       2004      0.760          0.796               926
                                                       2003      0.613          0.760               248
                                                       2002      0.888          0.613                --
                                                       2001      1.000          0.888                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Capital Appreciation Fund
  Capital Appreciation Fund (1/97)...................  2006      2.255          2.236                --
                                                       2005      1.926          2.255         1,675,738
                                                       2004      1.627          1.926         1,842,364
                                                       2003      1.315          1.627         2,010,856
                                                       2002      1.772          1.315         2,468,456
                                                       2001      2.420          1.772         2,884,910
                                                       2000      3.127          2.420         4,588,594
                                                       1999      2.056          3.127         3,623,345
                                                       1998      1.285          2.056         2,358,987
                                                       1997      1.028          1.285         1,445,911

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (11/98)............................................  2006      2.288          3.003            16,687
                                                       2005      1.805          2.288             8,816
                                                       2004      1.459          1.805             7,024
                                                       2003      1.031          1.459             1,321
                                                       2002      1.176          1.031                --
                                                       2001      1.315          1.176                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (1/99).............................................  2006      2.541          3.338                --
                                                       2005      2.393          2.541            45,079
                                                       2004      1.839          2.393            48,685
                                                       2003      1.385          1.839            21,058
                                                       2002      1.338          1.385            24,563
                                                       2001      1.242          1.338            14,757
                                                       2000      0.954          1.242            97,996
                                                       1999      1.000          0.954                --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98).....................................  2006      1.118          1.290            33,414
                                                       2005      1.081          1.118            31,254
                                                       2004      1.039          1.081            34,428
                                                       2003      0.866          1.039            38,897
                                                       2002      1.050          0.866            58,970
                                                       2001      1.168          1.050            58,620
                                                       2000      1.187          1.168           119,393
                                                       1999      1.075          1.187            67,059
                                                       1998      1.000          1.075             6,816

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (9/98).....................................  2006      1.842          1.893           131,283
                                                       2005      1.757          1.842           133,477
                                                       2004      1.594          1.757           149,484
                                                       2003      1.222          1.594           156,132
                                                       2002      1.525          1.222           181,871
                                                       2001      1.640          1.525           189,092
                                                       2000      1.461          1.640           298,155
                                                       1999      1.198          1.461           106,854
                                                       1998      1.000          1.198                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)........................  2006      1.556          1.974                --
                                                       2005      1.232          1.556                --
                                                       2004      1.000          1.232                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.261          1.517                --
                                                       2005      1.155          1.261                --
                                                       2004      1.000          1.155                --

  FTVIPT Templeton Global Asset Allocation Subaccount
  (Class 1) (10/96)..................................  2006      2.045          2.459           236,400
                                                       2005      1.988          2.045           316,824
                                                       2004      1.731          1.988           315,353
                                                       2003      1.321          1.731           364,876
                                                       2002      1.391          1.321           401,117
                                                       2001      1.556          1.391           447,229
                                                       2000      1.566          1.556           503,649
                                                       1999      1.287          1.566           505,516
                                                       1998      1.218          1.287           512,555
                                                       1997      1.067          1.218            23,178

  FTVIPT Templeton Growth Securities
  Subaccount -- Class 1 Shares (10/96)...............  2006      2.117          2.479                --
                                                       2005      1.960          2.117         1,150,272
                                                       2004      1.702          1.960         1,298,956
                                                       2003      1.296          1.702         1,439,866
                                                       2002      1.601          1.296         1,610,933
                                                       2001      1.633          1.601         1,823,492
                                                       2000      1.534          1.633         2,497,749
                                                       1999      1.200          1.534         2,345,472
                                                       1998      1.197          1.200         2,102,810
                                                       1997      1.080          1.197         1,718,317

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


High Yield Bond Trust
  High Yield Bond Trust (10/96)......................  2006      2.021          2.071                --
                                                       2005      2.014          2.021            55,199
                                                       2004      1.870          2.014            52,879
                                                       2003      1.461          1.870            43,956
                                                       2002      1.411          1.461            62,964
                                                       2001      1.300          1.411            51,721
                                                       2000      1.300          1.300            90,889
                                                       1999      1.257          1.300            78,777
                                                       1998      1.191          1.257            54,195
                                                       1997      1.031          1.191            28,158

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01).............................................  2006      1.145          1.186                --
                                                       2005      1.074          1.145             5,884
                                                       2004      1.001          1.074             4,128
                                                       2003      0.889          1.001             4,401
                                                       2002      0.961          0.889             1,471
                                                       2001      1.000          0.961               191

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (5/01).....................................  2006      0.971          1.090             8,110
                                                       2005      0.875          0.971             5,559
                                                       2004      0.733          0.875             3,577
                                                       2003      0.549          0.733             5,722
                                                       2002      0.772          0.549                --
                                                       2001      1.000          0.772                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/01).....................................  2006      0.819          0.956             9,583
                                                       2005      0.783          0.819             2,195
                                                       2004      0.756          0.783             1,399
                                                       2003      0.617          0.756               541
                                                       2002      0.839          0.617                --
                                                       2001      1.000          0.839                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.852          2.167            20,325
                                                       2005      1.797          1.852            15,671
                                                       2004      1.675          1.797            10,768
                                                       2003      1.216          1.675             6,142
                                                       2002      1.638          1.216             3,388
                                                       2001      1.623          1.638             1,563

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Investors Subaccount (Class I) (10/98)......  2006      1.666          1.951            41,378
                                                       2005      1.579          1.666            40,618
                                                       2004      1.444          1.579            39,848
                                                       2003      1.101          1.444            36,997
                                                       2002      1.445          1.101            57,667
                                                       2001      1.522          1.445            40,696
                                                       2000      1.333          1.522            63,550
                                                       1999      1.205          1.333             4,318
                                                       1998      1.000          1.205                --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01).............................................  2006      1.099          1.228            23,071
                                                       2005      1.058          1.099            20,169
                                                       2004      0.928          1.058            14,966
                                                       2003      0.629          0.928             1,484
                                                       2002      0.973          0.629             1,030
                                                       2001      1.000          0.973                --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      1.017          1.048                --
                                                       2005      1.003          1.017                --
                                                       2004      1.001          1.003                --
                                                       2003      1.000          1.001                --

  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      1.015          1.094                --
                                                       2005      0.918          1.015                --
                                                       2004      0.843          0.918                --
                                                       2003      0.632          0.843                --
                                                       2002      0.948          0.632                --
                                                       2001      1.000          0.948                --

  LMPVPIII High Income Subaccount (10/96)............  2006      1.390          1.527            22,148
                                                       2005      1.367          1.390            22,272
                                                       2004      1.250          1.367            21,624
                                                       2003      0.989          1.250            23,853
                                                       2002      1.032          0.989            28,766
                                                       2001      1.083          1.032            40,627
                                                       2000      1.189          1.083            89,238
                                                       1999      1.170          1.189            69,835
                                                       1998      1.176          1.170            44,716
                                                       1997      1.000          1.176            34,790

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII International All Cap Growth Subaccount
  (10/96)............................................  2006      1.121          1.398           210,341
                                                       2005      1.013          1.121           232,768
                                                       2004      0.868          1.013           251,365
                                                       2003      0.687          0.868           272,133
                                                       2002      0.934          0.687           335,149
                                                       2001      1.370          0.934           407,552
                                                       2000      1.814          1.370           560,029
                                                       1999      1.092          1.814           209,539
                                                       1998      1.035          1.092           118,339
                                                       1997      1.000          1.035            97,802
                                                       1997      1.017          1.000                --

  LMPVPIII Large Cap Growth Subaccount (5/98)........  2006      1.533          1.589            84,000
                                                       2005      1.471          1.533           102,460
                                                       2004      1.480          1.471           117,362
                                                       2003      1.012          1.480           106,194
                                                       2002      1.359          1.012           121,437
                                                       2001      1.568          1.359           141,575
                                                       2000      1.701          1.568           187,316
                                                       1999      1.313          1.701            87,242
                                                       1998      1.000          1.313                --

  LMPVPIII Large Cap Value Subaccount (10/96)........  2006      1.575          1.845           382,272
                                                       2005      1.493          1.575           490,421
                                                       2004      1.363          1.493           549,067
                                                       2003      1.078          1.363           610,062
                                                       2002      1.459          1.078           734,035
                                                       2001      1.604          1.459           900,664
                                                       2000      1.432          1.604         1,337,882
                                                       1999      1.445          1.432         1,338,259
                                                       1998      1.328          1.445         1,199,090
                                                       1997      1.000          1.328         1,048,182
                                                       1997      1.058          1.000                --

  LMPVPIII Money Market Subaccount (10/96)...........  2006      1.247          1.292           226,644
                                                       2005      1.224          1.247           279,111
                                                       2004      1.225          1.224           284,339
                                                       2003      1.229          1.225           281,487
                                                       2002      1.225          1.229           434,581
                                                       2001      1.192          1.225           637,197
                                                       2000      1.135          1.192           894,768
                                                       1999      1.094          1.135           905,258
                                                       1998      1.051          1.094           433,846
                                                       1997      1.010          1.051           124,936

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Social Awareness Stock Subaccount
  (10/96)............................................  2006      1.671          1.782           210,015
                                                       2005      1.616          1.671           224,933
                                                       2004      1.535          1.616           274,250
                                                       2003      1.203          1.535           294,545
                                                       2002      1.616          1.203           333,791
                                                       2001      1.935          1.616           362,465
                                                       2000      1.963          1.935           585,417
                                                       1999      1.711          1.963           497,383
                                                       1998      1.306          1.711           293,875
                                                       1997      1.036          1.306           124,610

Managed Assets Trust
  Managed Assets Trust (10/96).......................  2006      1.906          1.970                --
                                                       2005      1.853          1.906           441,344
                                                       2004      1.709          1.853           502,868
                                                       2003      1.414          1.709           576,803
                                                       2002      1.562          1.414           644,419
                                                       2001      1.662          1.562           751,677
                                                       2000      1.705          1.662         1,211,673
                                                       1999      1.507          1.705           975,651
                                                       1998      1.253          1.507           602,633
                                                       1997      1.043          1.253           287,178

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.514          2.404           118,565

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.321          1.405            12,834

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.236          2.302         1,476,734

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.970          2.092           399,824

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.549          1.630            17,181

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.015          1.007             2,982

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.285          1.426                --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.225           140,127

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.454          1.570            65,267

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.570          1.633            41,468

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96)..................................  2006      1.646          1.700         1,358,038
                                                       2005      1.628          1.646         1,398,395
                                                       2004      1.570          1.628         2,008,155
                                                       2003      1.501          1.570         2,094,029
                                                       2002      1.391          1.501         3,489,314
                                                       2001      1.314          1.391         4,579,017
                                                       2000      1.181          1.314         3,786,616
                                                       1999      1.226          1.181         2,940,609
                                                       1998      1.135          1.226         2,268,910
                                                       1997      1.022          1.135         1,504,310

  MetLife Investment International Stock Subaccount
  (Class I) (10/96)..................................  2006      1.540          1.930           876,170
                                                       2005      1.356          1.540           980,677
                                                       2004      1.192          1.356         1,672,409
                                                       2003      0.925          1.192         2,007,301
                                                       2002      1.203          0.925         3,724,441
                                                       2001      1.545          1.203         4,102,274
                                                       2000      1.696          1.545         3,909,388
                                                       1999      1.292          1.696         3,370,475
                                                       1998      1.136          1.292         2,595,394
                                                       1997      1.091          1.136         1,647,285

  MetLife Investment Large Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.253          1.397         1,699,421
                                                       2005      1.186          1.253         1,823,574
                                                       2004      1.088          1.186         3,040,380
                                                       2003      0.857          1.088         3,448,879
                                                       2002      1.122          0.857         5,529,939
                                                       2001      1.344          1.122         5,894,655
                                                       2000      1.595          1.344         5,971,119
                                                       1999      1.615          1.595         4,369,219
                                                       1998      1.411          1.615         3,478,529
                                                       1997      1.080          1.411         2,781,580

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MetLife Investment Small Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.634          1.840           982,626
                                                       2005      1.538          1.634         1,035,695
                                                       2004      1.351          1.538         1,569,801
                                                       2003      0.953          1.351         1,895,230
                                                       2002      1.262          0.953         2,611,282
                                                       2001      1.254          1.262         3,104,281
                                                       2000      1.150          1.254         5,414,219
                                                       1999      0.849          1.150         5,046,010
                                                       1998      0.938          0.849         3,784,469
                                                       1997      0.885          0.938         2,458,031

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.359          1.332           115,262

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.403          1.464           104,344

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.358          1.382           451,656

  MSF MetLife Aggressive Allocation Subaccount
  (1/06).............................................  2006      1.000          1.100                --
                                                       2005      1.000          1.000                --

  MSF MetLife Conservative Allocation Subaccount
  (2/06).............................................  2006      1.000          1.054                --
                                                       2005      1.000          1.000                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06)..................................  2006      1.000          1.072                --
                                                       2005      1.000          1.000                --

  MSF MetLife Moderate Allocation Subaccount (2/06)..  2006      1.000          1.089               269
                                                       2005      1.000          1.000                --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06)..................................  2006      1.000          1.107                --
                                                       2005      1.000          1.000                --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      2.038          2.188            76,006

  MSF Oppenheimer Global Equity Subaccount (Class A)
  (4/06) *...........................................  2006      0.996          1.057         2,278,990

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      2.071          2.210            68,431

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.694          1.761           152,444

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


PIMCO Variable Insurance Trust
  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.252          1.287            39,881
                                                       2005      1.233          1.252            31,439
                                                       2004      1.187          1.233            20,674
                                                       2003      1.141          1.187             4,122
                                                       2002      1.056          1.141                --
                                                       2001      1.000          1.056            10,675

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      0.834          0.918               311
                                                       2005      0.785          0.834               149
                                                       2004      0.737          0.785                50
                                                       2003      0.564          0.737                --
                                                       2002      0.808          0.564                --
                                                       2001      1.000          0.808                --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.142          1.445            10,493
                                                       2005      1.028          1.142             8,559
                                                       2004      0.893          1.028             4,434
                                                       2003      0.701          0.893             2,311
                                                       2002      0.860          0.701                --
                                                       2001      1.000          0.860             6,840

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      1.737          2.018             5,576
                                                       2005      1.638          1.737             3,645
                                                       2004      1.310          1.638             2,058
                                                       2003      0.884          1.310             1,206
                                                       2002      1.092          0.884               873
                                                       2001      1.000          1.092                --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (5/01).............................................  2006      0.951          1.015                --
                                                       2005      0.883          0.951             1,644
                                                       2004      0.837          0.883               699
                                                       2003      0.653          0.837                56
                                                       2002      0.867          0.653                --
                                                       2001      1.000          0.867                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (8/99).............................................  2006      1.450          1.549                --
                                                       2005      1.459          1.450            78,469
                                                       2004      1.385          1.459            77,339
                                                       2003      1.108          1.385            74,504
                                                       2002      1.202          1.108            74,378
                                                       2001      1.224          1.202           169,308
                                                       2000      1.098          1.224           131,469
                                                       1999      1.000          1.098            17,834

  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98).............................................  2006      2.297          2.514                --
                                                       2005      2.062          2.297           138,567
                                                       2004      1.788          2.062            99,649
                                                       2003      1.349          1.788            70,831
                                                       2002      1.590          1.349            68,976
                                                       2001      1.673          1.590            99,201
                                                       2000      1.448          1.673            85,857
                                                       1999      1.288          1.448             3,806
                                                       1998      1.000          1.288                --

  Travelers Mercury Large Cap Core Subaccount
  (10/98)............................................  2006      1.242          1.321                --
                                                       2005      1.119          1.242             6,828
                                                       2004      0.975          1.119             8,315
                                                       2003      0.812          0.975             7,197
                                                       2002      1.095          0.812             7,672
                                                       2001      1.426          1.095            18,083
                                                       2000      1.524          1.426            30,148
                                                       1999      1.244          1.524             4,975
                                                       1998      1.000          1.244                --

  Travelers MFS Mid Cap Growth Subaccount (10/98)....  2006      1.281          1.359                --
                                                       2005      1.255          1.281           112,378
                                                       2004      1.111          1.255           111,924
                                                       2003      0.818          1.111           101,255
                                                       2002      1.614          0.818           153,692
                                                       2001      2.135          1.614           192,605
                                                       2000      1.971          2.135           267,942
                                                       1999      1.212          1.971             9,187
                                                       1998      1.000          1.212                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Total Return Subaccount (10/96)......  2006      1.970          2.038                --
                                                       2005      1.932          1.970            76,856
                                                       2004      1.750          1.932            79,150
                                                       2003      1.516          1.750            69,150
                                                       2002      1.615          1.516            83,652
                                                       2001      1.631          1.615            83,031
                                                       2000      1.411          1.631           113,271
                                                       1999      1.388          1.411           113,121
                                                       1998      1.255          1.388            38,600
                                                       1997      1.045          1.255            20,522

  Travelers MFS Value Subaccount (5/04)..............  2006      1.187          1.285                --
                                                       2005      1.125          1.187                --
                                                       2004      1.000          1.125                --

  Travelers Pioneer Fund Subaccount (10/96)..........  2006      1.367          1.454                --
                                                       2005      1.302          1.367            76,572
                                                       2004      1.183          1.302            74,373
                                                       2003      0.965          1.183            77,429
                                                       2002      1.396          0.965            77,877
                                                       2001      1.830          1.396           115,965
                                                       2000      1.487          1.830           131,675
                                                       1999      1.502          1.487            99,467
                                                       1998      1.283          1.502            43,847
                                                       1997      1.034          1.283            23,674

  Travelers Pioneer Strategic Income Subaccount
  (10/96)............................................  2006      1.551          1.570                --
                                                       2005      1.510          1.551            38,214
                                                       2004      1.374          1.510            40,442
                                                       2003      1.161          1.374            39,827
                                                       2002      1.106          1.161            49,563
                                                       2001      1.072          1.106            49,041
                                                       2000      1.086          1.072            82,092
                                                       1999      1.084          1.086            59,424
                                                       1998      1.088          1.084            46,716
                                                       1997      1.019          1.088            36,214

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Quality Bond Subaccount (9/97)...........  2006      1.413          1.403                --
                                                       2005      1.404          1.413            91,268
                                                       2004      1.372          1.404            82,834
                                                       2003      1.294          1.372           150,257
                                                       2002      1.235          1.294           171,337
                                                       2001      1.164          1.235           134,991
                                                       2000      1.098          1.164            95,811
                                                       1999      1.097          1.098            22,006
                                                       1998      1.020          1.097            21,396
                                                       1997      1.000          1.020             5,949

  Travelers Strategic Equity Subaccount (10/96)......  2006      1.510          1.579                --
                                                       2005      1.494          1.510           411,358
                                                       2004      1.369          1.494           432,539
                                                       2003      1.042          1.369           456,960
                                                       2002      1.584          1.042           518,075
                                                       2001      1.846          1.584           622,943
                                                       2000      2.279          1.846           945,729
                                                       1999      1.740          2.279           776,729
                                                       1998      1.361          1.740           571,621
                                                       1997      1.065          1.361           315,371

  Travelers U.S. Government Securities Subaccount
  (10/96)............................................  2006      1.753          1.694                --
                                                       2005      1.697          1.753           213,820
                                                       2004      1.614          1.697           215,844
                                                       2003      1.586          1.614           291,068
                                                       2002      1.409          1.586           497,491
                                                       2001      1.344          1.409           327,668
                                                       2000      1.186          1.344           327,066
                                                       1999      1.249          1.186           206,083
                                                       1998      1.144          1.249           145,195
                                                       1997      1.025          1.144            81,229

Van Kampen Life Investment Trust
  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01).............................................  2006      0.869          0.919               407
                                                       2005      0.813          0.869                95
                                                       2004      0.791          0.813               625
                                                       2003      0.635          0.791               244
                                                       2002      0.911          0.635                --
                                                       2001      1.000          0.911                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (5/01).........................................  2006      0.773          0.786            11,676
                                                       2005      0.725          0.773             6,141
                                                       2004      0.686          0.725             1,289
                                                       2003      0.545          0.686               272
                                                       2002      0.817          0.545                --
                                                       2001      1.000          0.817                --

Variable Insurance Products Fund
  VIP Asset Manager SM Subaccount (Initial Class)
  (10/96)............................................  2006      1.615          1.717           298,910
                                                       2005      1.567          1.615           359,301
                                                       2004      1.500          1.567           431,583
                                                       2003      1.284          1.500           450,679
                                                       2002      1.420          1.284           554,458
                                                       2001      1.495          1.420           744,567
                                                       2000      1.571          1.495         1,048,926
                                                       1999      1.427          1.571         1,051,184
                                                       1998      1.048          1.427         1,072,725

  VIP Contrafund Subaccount (Service Class 2)
  (5/01).............................................  2006      1.422          1.570            24,353
                                                       2005      1.231          1.422            14,933
                                                       2004      1.079          1.231             6,459
                                                       2003      0.850          1.079                --
                                                       2002      0.949          0.850                --
                                                       2001      1.000          0.949            18,707

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (5/01)...........................  2006      1.150          1.296            15,017
                                                       2005      0.962          1.150            13,030
                                                       2004      0.959          0.962             6,053
                                                       2003      0.775          0.959               610
                                                       2002      0.846          0.775                --
                                                       2001      1.000          0.846                --

  VIP Equity -- Income Subaccount (Initial Class)
  (10/96)............................................  2006      1.918          2.284           944,281
                                                       2005      1.829          1.918         1,051,426
                                                       2004      1.656          1.829         1,124,786
                                                       2003      1.282          1.656         1,206,650
                                                       2002      1.559          1.282         1,435,393
                                                       2001      1.656          1.559         1,942,970
                                                       2000      1.542          1.656         2,541,551
                                                       1999      1.464          1.542         2,594,215
                                                       1998      1.324          1.464         2,294,202

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Growth Subaccount (Initial Class) (10/96)......  2006      1.607          1.701         2,003,598
                                                       2005      1.533          1.607         2,226,912
                                                       2004      1.497          1.533         2,500,425
                                                       2003      1.138          1.497         2,865,805
                                                       2002      1.644          1.138         3,310,013
                                                       2001      2.015          1.644         3,913,670
                                                       2000      2.285          2.015         5,918,391
                                                       1999      1.678          2.285         5,002,571
                                                       1998      1.215          1.678         3,726,583

  VIP High Income Subaccount (Initial Class)
  (10/96)............................................  2006      1.148          1.265           257,722
                                                       2005      1.128          1.148           302,677
                                                       2004      1.039          1.128           317,740
                                                       2003      0.825          1.039           370,448
                                                       2002      0.805          0.825           381,847
                                                       2001      0.920          0.805           481,330
                                                       2000      1.199          0.920           654,249
                                                       1999      1.119          1.199           680,684
                                                       1998      1.181          1.119           578,543

  VIP Mid Cap Subaccount (Service Class 2) (5/01)....  2006      1.817          2.023            11,575
                                                       2005      1.554          1.817             5,077
                                                       2004      1.259          1.554             2,603
                                                       2003      0.919          1.259               774
                                                       2002      1.031          0.919                --
                                                       2001      1.000          1.031                --




                         SEPARATE ACCOUNT CHARGES 1.15%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Stock Index Subaccount (Initial Shares)
  (1/97).............................................  2006      1.835          2.095           757,168
                                                       2005      1.773          1.835           779,772
                                                       2004      1.621          1.773           874,253
                                                       2003      1.277          1.621           799,701
                                                       2002      1.664          1.277           680,643
                                                       2001      1.917          1.664           603,427
                                                       2000      2.138          1.917           529,242
                                                       1999      1.793          2.138           458,187
                                                       1998      1.415          1.793           257,393
                                                       1997      1.000          1.415            87,374

AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.083             4,745

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  AIM V.I. Premier Equity Subaccount (Series I)
  (5/01).............................................  2006      0.825          0.868                --
                                                       2005      0.790          0.825             4,831
                                                       2004      0.756          0.790             2,999
                                                       2003      0.611          0.756             1,412
                                                       2002      0.886          0.611                --
                                                       2001      1.000          0.886                --

Capital Appreciation Fund
  Capital Appreciation Fund (1/97)...................  2006      2.214          2.194                --
                                                       2005      1.894          2.214         2,477,295
                                                       2004      1.603          1.894         1,739,170
                                                       2003      1.298          1.603         1,800,543
                                                       2002      1.753          1.298         1,993,402
                                                       2001      2.400          1.753         1,026,204
                                                       2000      3.107          2.400           909,468
                                                       1999      2.047          3.107           809,231
                                                       1998      1.282          2.047           429,279
                                                       1997      1.027          1.282            58,734

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (11/98)............................................  2006      2.255          2.954            54,320
                                                       2005      1.783          2.255            47,608
                                                       2004      1.444          1.783            68,011
                                                       2003      1.022          1.444            64,081
                                                       2002      1.169          1.022            55,791
                                                       2001      1.309          1.169            46,246

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (1/99).............................................  2006      2.505          3.285                --
                                                       2005      2.365          2.505           130,738
                                                       2004      1.821          2.365            68,411
                                                       2003      1.374          1.821            36,499
                                                       2002      1.330          1.374            28,806
                                                       2001      1.237          1.330            17,886
                                                       2000      0.952          1.237             6,571
                                                       1999      1.000          0.952             2,453

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98).....................................  2006      1.102          1.268           483,463
                                                       2005      1.068          1.102           478,623
                                                       2004      1.028          1.068           488,966
                                                       2003      0.858          1.028           518,166
                                                       2002      1.042          0.858           503,174
                                                       2001      1.163          1.042           389,965
                                                       2000      1.184          1.163           274,697
                                                       1999      1.074          1.184           100,924
                                                       1998      1.000          1.074             1,944

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (9/98).....................................  2006      1.815          1.862           703,315
                                                       2005      1.736          1.815           667,057
                                                       2004      1.577          1.736           520,898
                                                       2003      1.211          1.577           440,247
                                                       2002      1.515          1.211           368,770
                                                       2001      1.632          1.515           277,391
                                                       2000      1.457          1.632           156,058
                                                       1999      1.197          1.457            44,319
                                                       1998      1.000          1.197             1,114

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)........................  2006      1.550          1.963           122,219
                                                       2005      1.231          1.550            33,302
                                                       2004      1.000          1.231                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.257          1.509           170,596
                                                       2005      1.154          1.257           160,940
                                                       2004      1.000          1.154           101,332

  FTVIPT Templeton Global Asset Allocation Subaccount
  (Class 1) (10/96)..................................  2006      2.007          2.409           424,117
                                                       2005      1.955          2.007           422,122
                                                       2004      1.706          1.955           425,846
                                                       2003      1.304          1.706           426,916
                                                       2002      1.377          1.304           403,788
                                                       2001      1.543          1.377           386,039
                                                       2000      1.556          1.543           394,690
                                                       1999      1.281          1.556           415,299
                                                       1998      1.216          1.281            52,584
                                                       1997      1.000          1.216           358,096

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities
  Subaccount -- Class 1 Shares (10/96)...............  2006      2.079          2.429                --
                                                       2005      1.928          2.079           405,690
                                                       2004      1.678          1.928           445,332
                                                       2003      1.280          1.678           475,843
                                                       2002      1.585          1.280           471,137
                                                       2001      1.619          1.585           449,927
                                                       2000      1.525          1.619           429,598
                                                       1999      1.195          1.525           485,025
                                                       1998      1.194          1.195           193,454
                                                       1997      1.000          1.194           129,091

High Yield Bond Trust
  High Yield Bond Trust (10/96)......................  2006      1.984          2.032                --
                                                       2005      1.981          1.984           333,176
                                                       2004      1.843          1.981           284,411
                                                       2003      1.443          1.843           249,343
                                                       2002      1.396          1.443           260,817
                                                       2001      1.289          1.396           190,095
                                                       2000      1.292          1.289           110,433
                                                       1999      1.251          1.292            64,829
                                                       1998      1.188          1.251            33,994
                                                       1997      1.000          1.188             3,683

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01).............................................  2006      1.135          1.174                --
                                                       2005      1.066          1.135            66,247
                                                       2004      0.996          1.066            46,310
                                                       2003      0.886          0.996            19,355
                                                       2002      0.960          0.886             3,729
                                                       2001      1.000          0.960                --

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (5/01).....................................  2006      0.962          1.078            56,269
                                                       2005      0.869          0.962            48,318
                                                       2004      0.729          0.869            44,929
                                                       2003      0.548          0.729            30,870
                                                       2002      0.771          0.548             8,353
                                                       2001      1.000          0.771               276

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/01).....................................  2006      0.811          0.946            38,600
                                                       2005      0.777          0.811            58,347
                                                       2004      0.752          0.777            21,888
                                                       2003      0.615          0.752            10,406
                                                       2002      0.838          0.615            13,379
                                                       2001      1.000          0.838               312

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.826          2.132           218,572
                                                       2005      1.775          1.826           203,410
                                                       2004      1.658          1.775           261,535
                                                       2003      1.206          1.658           221,186
                                                       2002      1.628          1.206           158,645
                                                       2001      1.616          1.628            94,673

  LMPVPI Investors Subaccount (Class I) (10/98)......  2006      1.642          1.919           142,965
                                                       2005      1.559          1.642           120,447
                                                       2004      1.429          1.559           113,922
                                                       2003      1.092          1.429            91,499
                                                       2002      1.436          1.092            75,511
                                                       2001      1.515          1.436            26,027
                                                       2000      1.330          1.515             5,096
                                                       1999      1.205          1.330             1,501
                                                       1998      1.000          1.205                --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01).............................................  2006      1.089          1.214            52,885
                                                       2005      1.050          1.089            47,796
                                                       2004      0.923          1.050            44,056
                                                       2003      0.627          0.923            36,074
                                                       2002      0.971          0.627            14,644
                                                       2001      1.000          0.971               172

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      1.012          1.042            34,273
                                                       2005      1.000          1.012             9,179
                                                       2004      1.000          1.000                --
                                                       2003      1.000          1.000                --

  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      1.005          1.081           603,150
                                                       2005      0.911          1.005           447,111
                                                       2004      0.838          0.911           242,272
                                                       2003      0.630          0.838           144,692
                                                       2002      0.947          0.630            54,158
                                                       2001      1.000          0.947             4,297

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII High Income Subaccount (10/96)............  2006      1.364          1.497           132,466
                                                       2005      1.345          1.364           123,485
                                                       2004      1.232          1.345           108,361
                                                       2003      0.977          1.232           108,788
                                                       2002      1.022          0.977            90,083
                                                       2001      1.074          1.022            95,509
                                                       2000      1.181          1.074            25,916
                                                       1999      1.165          1.181            19,237
                                                       1998      1.173          1.165            14,828
                                                       1997      1.000          1.173             2,552

  LMPVPIII International All Cap Growth Subaccount
  (10/96)............................................  2006      1.101          1.369           261,654
                                                       2005      0.997          1.101           271,620
                                                       2004      0.855          0.997           293,359
                                                       2003      0.679          0.855           316,712
                                                       2002      0.924          0.679           281,821
                                                       2001      1.358          0.924           200,689
                                                       2000      1.803          1.358           138,505
                                                       1999      1.087          1.803            92,095
                                                       1998      1.033          1.087            54,366
                                                       1997      1.000          1.033             4,658

  LMPVPIII Large Cap Growth Subaccount (5/98)........  2006      1.511          1.562           752,722
                                                       2005      1.453          1.511           813,934
                                                       2004      1.464          1.453           471,937
                                                       2003      1.004          1.464           358,583
                                                       2002      1.350          1.004           266,392
                                                       2001      1.561          1.350           211,516
                                                       2000      1.697          1.561           142,591
                                                       1999      1.312          1.697            51,499
                                                       1998      1.000          1.312                --

  LMPVPIII Large Cap Value Subaccount (10/96)........  2006      1.546          1.808           217,521
                                                       2005      1.469          1.546           233,308
                                                       2004      1.343          1.469           325,091
                                                       2003      1.065          1.343           294,442
                                                       2002      1.444          1.065           249,688
                                                       2001      1.591          1.444           201,867
                                                       2000      1.423          1.591           159,017
                                                       1999      1.438          1.423           107,554
                                                       1998      1.324          1.438            81,366
                                                       1997      1.000          1.324             9,074

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Money Market Subaccount (10/96)...........  2006      1.224          1.266         1,014,016
                                                       2005      1.204          1.224           865,878
                                                       2004      1.207          1.204           548,407
                                                       2003      1.213          1.207           502,040
                                                       2002      1.212          1.213           522,225
                                                       2001      1.182          1.212           424,446
                                                       2000      1.128          1.182           353,131
                                                       1999      1.089          1.128           152,444
                                                       1998      1.048          1.089           371,996
                                                       1997      1.000          1.048            24,063

  LMPVPIII Social Awareness Stock Subaccount
  (10/96)............................................  2006      1.640          1.746           363,311
                                                       2005      1.589          1.640           394,874
                                                       2004      1.513          1.589           439,540
                                                       2003      1.188          1.513           428,528
                                                       2002      1.599          1.188           396,867
                                                       2001      1.918          1.599           313,580
                                                       2000      1.950          1.918           249,227
                                                       1999      1.703          1.950           139,985
                                                       1998      1.303          1.703            81,076
                                                       1997      1.000          1.303             4,602

Managed Assets Trust
  Managed Assets Trust (10/96).......................  2006      1.871          1.933                --
                                                       2005      1.822          1.871           663,326
                                                       2004      1.684          1.822           959,539
                                                       2003      1.397          1.684         1,016,680
                                                       2002      1.546          1.397         1,058,871
                                                       2001      1.648          1.546           659,963
                                                       2000      1.694          1.648           459,188
                                                       1999      1.500          1.694           274,379
                                                       1998      1.250          1.500           146,528
                                                       1997      1.000          1.250            12,488

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.476          2.365           364,945

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.301          1.382            41,400

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.194          2.256         2,506,161

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.933          2.049           627,119

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.528          1.606            23,923

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.005          0.995            55,010

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.280          1.419         1,920,734

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.224           513,630

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.426          1.538           186,585

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.540          1.600           302,457

MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96)..................................  2006      1.615          1.666         3,159,459
                                                       2005      1.601          1.615         3,084,611
                                                       2004      1.548          1.601         2,991,212
                                                       2003      1.483          1.548         2,953,611
                                                       2002      1.376          1.483         3,021,646
                                                       2001      1.303          1.376         2,567,937
                                                       2000      1.173          1.303         1,180,423
                                                       1999      1.220          1.173           415,013
                                                       1998      1.132          1.220           154,138
                                                       1997      1.000          1.132            24,590

  MetLife Investment International Stock Subaccount
  (Class I) (10/96)..................................  2006      1.512          1.891         1,647,916
                                                       2005      1.334          1.512         1,941,264
                                                       2004      1.175          1.334         2,909,419
                                                       2003      0.914          1.175         3,343,488
                                                       2002      1.190          0.914         3,800,784
                                                       2001      1.532          1.190         2,019,758
                                                       2000      1.685          1.532         1,092,967
                                                       1999      1.286          1.685           564,777
                                                       1998      1.133          1.286           210,146
                                                       1997      1.000          1.133            25,148

  MetLife Investment Large Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.230          1.369         3,400,027
                                                       2005      1.167          1.230         3,599,368
                                                       2004      1.072          1.167         3,823,809
                                                       2003      0.847          1.072         4,135,294
                                                       2002      1.110          0.847         3,561,773
                                                       2001      1.333          1.110         2,715,265
                                                       2000      1.585          1.333         1,661,400
                                                       1999      1.608          1.585           763,197
                                                       1998      1.408          1.608           347,272
                                                       1997      1.000          1.408            95,491

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MetLife Investment Small Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.604          1.803         1,232,826
                                                       2005      1.513          1.604         1,316,120
                                                       2004      1.331          1.513         1,313,625
                                                       2003      0.941          1.331         1,517,445
                                                       2002      1.248          0.941         1,218,122
                                                       2001      1.243          1.248           991,516
                                                       2000      1.142          1.243         1,071,633
                                                       1999      0.845          1.142           627,445
                                                       1998      0.936          0.845           236,065
                                                       1997      1.000          0.936            24,064
                                                       1997      0.885          1.000                --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.338          1.310           388,150

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.379          1.437           447,838

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.334          1.356         1,320,970

  MSF MetLife Aggressive Allocation Subaccount
  (1/06).............................................  2006      1.000          1.098             2,538
                                                       2005      1.000          1.000                --

  MSF MetLife Conservative Allocation Subaccount
  (2/06).............................................  2006      1.000          1.052            25,702
                                                       2005      1.000          1.000                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06)..................................  2006      1.000          1.070            99,260
                                                       2005      1.000          1.000                --

  MSF MetLife Moderate Allocation Subaccount (2/06)..  2006      1.000          1.087           160,226
                                                       2005      1.000          1.000                --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06)..................................  2006      1.000          1.105            97,071
                                                       2005      1.000          1.000                --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.999          2.144         2,442,765

  MSF Oppenheimer Global Equity Subaccount (Class A)
  (4/06) *...........................................  2006      0.996          1.056           916,784

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      2.032          2.165           365,145

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.662          1.725           639,799

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


PIMCO Variable Insurance Trust
  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.240          1.273           198,678
                                                       2005      1.224          1.240           155,217
                                                       2004      1.181          1.224           137,113
                                                       2003      1.137          1.181           164,279
                                                       2002      1.055          1.137            29,918
                                                       2001      1.000          1.055             5,387

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      0.827          0.908             8,677
                                                       2005      0.780          0.827            15,111
                                                       2004      0.733          0.780            13,080
                                                       2003      0.562          0.733            10,885
                                                       2002      0.807          0.562             8,720
                                                       2001      1.000          0.807             8,360

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.132          1.429            45,624
                                                       2005      1.020          1.132            44,320
                                                       2004      0.888          1.020            38,611
                                                       2003      0.699          0.888            21,113
                                                       2002      0.859          0.699            17,075
                                                       2001      1.000          0.859                --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      1.721          1.995           232,931
                                                       2005      1.626          1.721           146,395
                                                       2004      1.303          1.626            91,130
                                                       2003      0.881          1.303            63,649
                                                       2002      1.090          0.881            75,450
                                                       2001      1.000          1.090               258

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (5/01).............................................  2006      0.942          1.005                --
                                                       2005      0.876          0.942            47,271
                                                       2004      0.832          0.876            60,480
                                                       2003      0.651          0.832            48,589
                                                       2002      0.865          0.651            44,857
                                                       2001      1.000          0.865             6,390

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (8/99).............................................  2006      1.432          1.528                --
                                                       2005      1.443          1.432            19,865
                                                       2004      1.373          1.443            16,992
                                                       2003      1.100          1.373            12,649
                                                       2002      1.197          1.100            11,298
                                                       2001      1.221          1.197             4,158
                                                       2000      1.097          1.221                --
                                                       1999      1.000          1.097                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98).............................................  2006      2.264          2.476                --
                                                       2005      2.037          2.264           371,108
                                                       2004      1.769          2.037           101,002
                                                       2003      1.338          1.769            75,678
                                                       2002      1.580          1.338            61,997
                                                       2001      1.665          1.580            26,479
                                                       2000      1.444          1.665             8,052
                                                       1999      1.288          1.444             1,943
                                                       1998      1.000          1.288               111

  Travelers Mercury Large Cap Core Subaccount
  (10/98)............................................  2006      1.224          1.301                --
                                                       2005      1.105          1.224            20,460
                                                       2004      0.964          1.105            25,111
                                                       2003      0.805          0.964            36,279
                                                       2002      1.088          0.805            28,508
                                                       2001      1.420          1.088            20,448
                                                       2000      1.521          1.420            12,601
                                                       1999      1.244          1.521             1,167
                                                       1998      1.000          1.244                --

  Travelers MFS Mid Cap Growth Subaccount (10/98)....  2006      1.263          1.338                --
                                                       2005      1.239          1.263           340,916
                                                       2004      1.099          1.239           372,161
                                                       2003      0.811          1.099           332,682
                                                       2002      1.603          0.811           247,468
                                                       2001      2.125          1.603           144,030
                                                       2000      1.966          2.125            64,395
                                                       1999      1.211          1.966             1,622
                                                       1998      1.000          1.211                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Total Return Subaccount (10/96)......  2006      1.934          1.999                --
                                                       2005      1.900          1.934         2,332,491
                                                       2004      1.724          1.900         1,400,796
                                                       2003      1.497          1.724         1,458,409
                                                       2002      1.598          1.497         1,565,486
                                                       2001      1.617          1.598           387,113
                                                       2000      1.402          1.617           314,686
                                                       1999      1.382          1.402           238,310
                                                       1998      1.252          1.382           114,873
                                                       1997      1.000          1.252            23,942

  Travelers MFS Value Subaccount (5/04)..............  2006      1.183          1.280                --
                                                       2005      1.124          1.183         1,774,906
                                                       2004      1.000          1.124                --

  Travelers Pioneer Fund Subaccount (10/96)..........  2006      1.342          1.426                --
                                                       2005      1.281          1.342           174,734
                                                       2004      1.166          1.281           160,136
                                                       2003      0.953          1.166           193,950
                                                       2002      1.381          0.953           171,326
                                                       2001      1.815          1.381           134,756
                                                       2000      1.477          1.815            68,174
                                                       1999      1.495          1.477            65,548
                                                       1998      1.280          1.495            15,300
                                                       1997      1.000          1.280               538

  Travelers Pioneer Strategic Income Subaccount
  (10/96)............................................  2006      1.522          1.540                --
                                                       2005      1.485          1.522           218,154
                                                       2004      1.354          1.485           139,939
                                                       2003      1.146          1.354           194,321
                                                       2002      1.095          1.146           207,068
                                                       2001      1.063          1.095           199,181
                                                       2000      1.079          1.063           174,538
                                                       1999      1.080          1.079           139,658
                                                       1998      1.085          1.080            89,751
                                                       1997      1.000          1.085             2,136

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Quality Bond Subaccount (9/97)...........  2006      1.390          1.379                --
                                                       2005      1.383          1.390           429,437
                                                       2004      1.355          1.383           344,205
                                                       2003      1.281          1.355           303,194
                                                       2002      1.225          1.281           393,375
                                                       2001      1.156          1.225           155,136
                                                       2000      1.093          1.156           134,013
                                                       1999      1.094          1.093           106,388
                                                       1998      1.020          1.094            23,910
                                                       1997      1.000          1.020             9,879

  Travelers Strategic Equity Subaccount (10/96)......  2006      1.483          1.550                --
                                                       2005      1.470          1.483           757,966
                                                       2004      1.349          1.470         1,025,980
                                                       2003      1.030          1.349         1,035,723
                                                       2002      1.568          1.030         1,016,916
                                                       2001      1.831          1.568           679,805
                                                       2000      2.265          1.831           501,928
                                                       1999      1.732          2.265           300,983
                                                       1998      1.358          1.732           201,618
                                                       1997      1.000          1.358            25,227

  Travelers U.S. Government Securities Subaccount
  (10/96)............................................  2006      1.721          1.662                --
                                                       2005      1.669          1.721           648,697
                                                       2004      1.591          1.669           496,882
                                                       2003      1.566          1.591           484,219
                                                       2002      1.394          1.566           447,087
                                                       2001      1.333          1.394           155,072
                                                       2000      1.178          1.333            96,447
                                                       1999      1.243          1.178            74,915
                                                       1998      1.141          1.243            22,572
                                                       1997      1.000          1.141             2,710

Van Kampen Life Investment Trust
  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01).............................................  2006      0.861          0.909             5,763
                                                       2005      0.807          0.861            10,445
                                                       2004      0.787          0.807            19,930
                                                       2003      0.633          0.787            41,403
                                                       2002      0.910          0.633            40,595
                                                       2001      1.000          0.910                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (5/01).........................................  2006      0.766          0.777            29,553
                                                       2005      0.720          0.766            23,475
                                                       2004      0.682          0.720            31,707
                                                       2003      0.543          0.682            21,751
                                                       2002      0.816          0.543            18,844
                                                       2001      1.000          0.816             4,565

Variable Insurance Products Fund
  VIP Asset Manager SM Subaccount (Initial Class)
  (10/96)............................................  2006      1.586          1.682           603,024
                                                       2005      1.542          1.586           605,856
                                                       2004      1.479          1.542           572,513
                                                       2003      1.268          1.479           543,269
                                                       2002      1.405          1.268           533,952
                                                       2001      1.482          1.405           514,150
                                                       2000      1.561          1.482           501,724
                                                       1999      1.421          1.561           476,733
                                                       1998      1.249          1.421           106,115

  VIP Contrafund Subaccount (Service Class 2)
  (5/01).............................................  2006      1.409          1.552           328,958
                                                       2005      1.222          1.409           170,959
                                                       2004      1.073          1.222           869,834
                                                       2003      0.847          1.073           922,866
                                                       2002      0.948          0.847         1,049,634
                                                       2001      1.000          0.948                --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (5/01)...........................  2006      1.139          1.282               167
                                                       2005      0.955          1.139                --
                                                       2004      0.953          0.955               545
                                                       2003      0.772          0.953               545
                                                       2002      0.845          0.772                --
                                                       2001      1.000          0.845                --

  VIP Equity -- Income Subaccount (Initial Class)
  (10/96)............................................  2006      1.883          2.237           430,908
                                                       2005      1.799          1.883           426,800
                                                       2004      1.632          1.799           400,554
                                                       2003      1.266          1.632           412,260
                                                       2002      1.543          1.266           409,742
                                                       2001      1.642          1.543           406,693
                                                       2000      1.532          1.642           359,257
                                                       1999      1.457          1.532           359,627
                                                       1998      1.321          1.457           302,651

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Growth Subaccount (Initial Class) (10/96)......  2006      1.578          1.666           835,178
                                                       2005      1.508          1.578           821,849
                                                       2004      1.476          1.508           867,802
                                                       2003      1.124          1.476           832,232
                                                       2002      1.626          1.124           763,284
                                                       2001      1.998          1.626           770,117
                                                       2000      2.270          1.998           828,146
                                                       1999      1.671          2.270           838,004
                                                       1998      1.212          1.671           297,359

  VIP High Income Subaccount (Initial Class)
  (10/96)............................................  2006      1.127          1.239           175,445
                                                       2005      1.110          1.127           175,314
                                                       2004      1.025          1.110           167,884
                                                       2003      0.814          1.025           166,192
                                                       2002      0.796          0.814           182,656
                                                       2001      0.913          0.796           179,122
                                                       2000      1.191          0.913           214,777
                                                       1999      1.114          1.191           249,045

  VIP Mid Cap Subaccount (Service Class 2) (5/01)....  2006      1.800          2.000         1,882,423
                                                       2005      1.543          1.800         1,625,466
                                                       2004      1.252          1.543           151,955
                                                       2003      0.916          1.252            39,931
                                                       2002      1.030          0.916            15,143
                                                       2001      1.000          1.030                --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.


Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.


Effective on or about 2/25/05 The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Assets Trust merged into Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust.-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-Met/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, AIM Variable Insurance Funds, Inc.-AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Funds, Inc.-AIM V.I. Core Equity Fund and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS Value Portfolio merged into Met Investors Series Trust-MFS Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Janus Aspen Series-Balanced Portfolio was replaced by the Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Product Trust-Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

                                GOLD TRACK SELECT

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the *mid-range* combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 0.60%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Stock Index Subaccount (Initial Shares)
  (6/98).............................................  2006     1.931          2.217             391,031
                                                       2005     1.855          1.931             425,802
                                                       2004     1.687          1.855             493,699
                                                       2003     1.322          1.687             520,081
                                                       2002     1.713          1.322             614,755
                                                       2001     1.963          1.713             500,383
                                                       2000     2.176          1.963             413,200
                                                       1999     1.815          2.176             243,662
                                                       1998     1.605          1.815             138,866

AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006     1.000          1.087             347,442

  AIM V.I. Premier Equity Subaccount (Series I)
  (7/01).............................................  2006     0.847          0.892                  --
                                                       2005     0.806          0.847             398,147
                                                       2004     0.767          0.806             396,007
                                                       2003     0.617          0.767             329,124
                                                       2002     0.890          0.617             306,570
                                                       2001     1.000          0.890             178,744

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/04).............................................  2006     1.259          1.507           1,716,847
                                                       2005     1.110          1.259             772,016
                                                       2004     1.000          1.110             554,952

  American Funds Growth Subaccount (Class 2) (5/04)..  2006     1.262          1.382           4,514,556
                                                       2005     1.092          1.262           1,634,839
                                                       2004     1.000          1.092           1,211,258

  American Funds Growth-Income Subaccount (Class 2)
  (5/04).............................................  2006     1.140          1.306           2,430,345
                                                       2005     1.084          1.140           1,347,653
                                                       2004     1.000          1.084             840,008

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Capital Appreciation Fund
  Capital Appreciation Fund (1/97)...................  2006     2.329          2.312                  --
                                                       2005     1.982          2.329           3,178,807
                                                       2004     1.668          1.982           3,007,532
                                                       2003     1.344          1.668           3,314,906
                                                       2002     1.804          1.344           2,932,920
                                                       2001     2.456          1.804           2,602,726
                                                       2000     3.163          2.456             996,560
                                                       1999     2.073          3.163             437,009
                                                       1998     1.290          2.073             413,409
                                                       1997     1.000          1.290              68,643

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (1/98).............................................  2006     2.346          3.090             242,036
                                                       2005     1.845          2.346              81,085
                                                       2004     1.485          1.845             101,326
                                                       2003     1.046          1.485              39,486
                                                       2002     1.190          1.046              33,858
                                                       2001     1.325          1.190              11,235
                                                       2000     1.947          1.325                  --
                                                       1999     1.080          1.947                  --
                                                       1998     1.000          1.080                  --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (1/99).............................................  2006     2.603          3.432                  --
                                                       2005     2.444          2.603             732,600
                                                       2004     1.871          2.444             725,473
                                                       2003     1.405          1.871             636,474
                                                       2002     1.352          1.405             325,441
                                                       2001     1.250          1.352              71,516
                                                       2000     0.958          1.250                 600
                                                       1999     1.000          0.958                  --

  Delaware VIP Small Cap Value Subaccount (Standard
  Class) (9/98)......................................  2006     2.408          2.781           1,618,529
                                                       2005     2.214          2.408           1,142,341
                                                       2004     1.834          2.214             890,056
                                                       2003     1.299          1.834             615,882
                                                       2002     1.385          1.299             349,704
                                                       2001     1.245          1.385             119,147
                                                       2000     1.060          1.245                  --
                                                       1999     1.121          1.060                  --
                                                       1998     1.000          1.121                  --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98).....................................  2006     1.147          1.329             729,558
                                                       2005     1.106          1.147             470,417
                                                       2004     1.059          1.106             461,716
                                                       2003     0.879          1.059             395,420
                                                       2002     1.062          0.879             323,041
                                                       2001     1.178          1.062             100,385
                                                       2000     1.193          1.178               8,776
                                                       1999     1.077          1.193               3,743
                                                       1998     1.000          1.077                 502

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (9/98).....................................  2006     1.889          1.949           1,750,689
                                                       2005     1.797          1.889           1,323,461
                                                       2004     1.623          1.797           1,353,337
                                                       2003     1.240          1.623           1,205,447
                                                       2002     1.542          1.240           1,104,419
                                                       2001     1.653          1.542             892,061
                                                       2000     1.467          1.653             465,722
                                                       1999     1.199          1.467              63,771
                                                       1998     1.000          1.199                  --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/03)..........................................  2006     1.483          1.745                  --
                                                       2005     1.350          1.483           1,665,669
                                                       2004     1.205          1.350           1,066,543
                                                       2003     1.000          1.205             386,447

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)........................  2006     1.565          1.992             413,332
                                                       2005     1.235          1.565             311,013
                                                       2004     1.000          1.235             100,959

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006     1.268          1.531           1,114,119
                                                       2005     1.158          1.268             640,891
                                                       2004     1.000          1.158             272,618

  FTVIPT Templeton Global Asset Allocation Subaccount
  (Class 1) (6/98)...................................  2006     2.112          2.548             232,359
                                                       2005     2.046          2.112             147,663
                                                       2004     1.775          2.046             121,205
                                                       2003     1.350          1.775             101,995
                                                       2002     1.417          1.350              95,945
                                                       2001     1.579          1.417              84,808
                                                       2000     1.584          1.579              52,302
                                                       1999     1.297          1.584              25,306
                                                       1998     1.341          1.297              41,126

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities
  Subaccount -- Class 1 Shares (6/98)................  2006     2.187          2.568                  --
                                                       2005     2.017          2.187             556,302
                                                       2004     1.746          2.017             515,737
                                                       2003     1.324          1.746             422,132
                                                       2002     1.631          1.324             386,289
                                                       2001     1.657          1.631             340,692
                                                       2000     1.552          1.657             295,851
                                                       1999     1.209          1.552             299,758
                                                       1998     1.333          1.209             212,737

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/04)...................................  2006     1.220          1.477                  --
                                                       2005     1.127          1.220             528,621
                                                       2004     1.000          1.127              94,386

High Yield Bond Trust
  High Yield Bond Trust (3/97).......................  2006     2.088          2.141                  --
                                                       2005     2.073          2.088             487,875
                                                       2004     1.917          2.073             457,164
                                                       2003     1.494          1.917             500,771
                                                       2002     1.437          1.494             206,913
                                                       2001     1.319          1.437             194,917
                                                       2000     1.315          1.319               8,718
                                                       1999     1.267          1.315               4,573
                                                       1998     1.196          1.267                 533
                                                       1997     1.000          1.196                 197

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/01).............................................  2006     1.164          1.207                  --
                                                       2005     1.088          1.164           2,073,047
                                                       2004     1.011          1.088           2,094,227
                                                       2003     0.894          1.011           2,007,620
                                                       2002     0.964          0.894           1,732,684
                                                       2001     1.000          0.964           1,050,044

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (7/01).....................................  2006     0.987          1.112             847,311
                                                       2005     0.887          0.987             733,827
                                                       2004     0.740          0.887             775,607
                                                       2003     0.553          0.740             752,722
                                                       2002     0.773          0.553             681,958
                                                       2001     1.000          0.773             323,705

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/01).....................................  2006     0.832          0.976           1,314,948
                                                       2005     0.793          0.832           1,293,969
                                                       2004     0.763          0.793           1,355,881
                                                       2003     0.621          0.763           1,332,255
                                                       2002     0.841          0.621           1,259,857
                                                       2001     1.000          0.841             793,901

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/04)......  2006     1.166          1.320                  --
                                                       2005     1.128          1.166             172,274
                                                       2004     1.000          1.128              53,428

Legg Mason Partners Investment Series
  LMPIS Dividend Strategy Subaccount (7/01)..........  2006     0.827          0.970              82,368
                                                       2005     0.834          0.827              82,624
                                                       2004     0.811          0.834              61,928
                                                       2003     0.661          0.811              50,078
                                                       2002     0.899          0.661              36,570
                                                       2001     1.000          0.899               6,851

  LMPIS Premier Selections All Cap Growth Subaccount
  (7/01).............................................  2006     0.944          1.007               9,188
                                                       2005     0.893          0.944              13,859
                                                       2004     0.873          0.893              25,633
                                                       2003     0.654          0.873              20,299
                                                       2002     0.899          0.654              14,777
                                                       2001     1.000          0.899              11,736

Legg Mason Partners Variable Portfolios V
  LMPVPV Small Cap Growth Opportunities Subaccount
  (7/03).............................................  2006     1.187          1.333             424,031
                                                       2005     1.139          1.187             458,883
                                                       2004     0.991          1.139             485,743
                                                       2003     0.702          0.991             333,071
                                                       2002     0.950          0.702             239,285
                                                       2001     1.000          0.950              74,692

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (7/01).........  2006     1.899          2.230           1,637,520
                                                       2005     1.836          1.899           1,691,857
                                                       2004     1.706          1.836           1,808,280
                                                       2003     1.234          1.706           1,736,717
                                                       2002     1.657          1.234           1,398,103
                                                       2001     1.636          1.657             787,918
                                                       2000     1.392          1.636                 554
                                                       1999     1.147          1.392                  --
                                                       1998     1.000          1.147                  --

  LMPVPI Investors Subaccount (Class I) (10/98)......  2006     1.709          2.008             504,118
                                                       2005     1.613          1.709             545,968
                                                       2004     1.471          1.613             599,717
                                                       2003     1.118          1.471             612,882
                                                       2002     1.462          1.118             539,109
                                                       2001     1.534          1.462             543,168
                                                       2000     1.339          1.534             143,552
                                                       1999     1.206          1.339                 106
                                                       1998     1.000          1.206                  --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01).............................................  2006     1.117          1.253             875,141
                                                       2005     1.072          1.117             961,768
                                                       2004     0.937          1.072           1,020,306
                                                       2003     0.633          0.937             808,922
                                                       2002     0.975          0.633             593,152
                                                       2001     1.000          0.975             195,824

  LMPVPI Total Return Subaccount (Class I) (9/98)....  2006     1.330          1.488              16,137
                                                       2005     1.295          1.330              13,795
                                                       2004     1.198          1.295              20,280
                                                       2003     1.039          1.198               9,155
                                                       2002     1.123          1.039               2,297
                                                       2001     1.139          1.123               1,241
                                                       2000     1.062          1.139                  --
                                                       1999     1.060          1.062                  --
                                                       1998     1.000          1.060                  --

Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (5/01).............  2006     1.075          1.227             280,494
                                                       2005     1.037          1.075             225,286
                                                       2004     0.959          1.037             197,045
                                                       2003     0.775          0.959             157,613
                                                       2002     0.945          0.775              79,537
                                                       2001     1.000          0.945              38,147

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPII Equity Index Subaccount (Class II) (5/99)..  2006     0.956          1.094           7,044,296
                                                       2005     0.923          0.956           5,040,773
                                                       2004     0.842          0.923           4,920,344
                                                       2003     0.663          0.842           4,378,710
                                                       2002     0.859          0.663           2,999,593
                                                       2001     0.987          0.859           2,211,151
                                                       2000     1.094          0.987                  --
                                                       1999     1.000          1.094                  --

  LMPVPII Fundamental Value Subaccount (5/01)........  2006     1.118          1.298             681,726
                                                       2005     1.073          1.118             635,740
                                                       2004     0.998          1.073             561,903
                                                       2003     0.724          0.998             508,312
                                                       2002     0.925          0.724             415,983
                                                       2001     1.000          0.925             287,679

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006     1.025          1.061              23,302
                                                       2005     1.007          1.025              77,851
                                                       2004     1.002          1.007              20,413
                                                       2003     1.000          1.002               1,000

  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006     1.032          1.116           3,439,553
                                                       2005     0.930          1.032           1,964,545
                                                       2004     0.851          0.930           2,160,052
                                                       2003     0.636          0.851           1,952,183
                                                       2002     0.950          0.636           1,482,733
                                                       2001     1.000          0.950             646,990

  LMPVPIII High Income Subaccount (10/96)............  2006     1.435          1.583              81,352
                                                       2005     1.407          1.435              62,659
                                                       2004     1.281          1.407              78,885
                                                       2003     1.011          1.281              56,803
                                                       2002     1.051          1.011              21,046
                                                       2001     1.099          1.051              12,732
                                                       2000     1.202          1.099                 170
                                                       1999     1.179          1.202                 306
                                                       1998     1.180          1.179                  --
                                                       1997     1.000          1.180                  --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII International All Cap Growth Subaccount
  (3/97).............................................  2006     1.158          1.449             162,942
                                                       2005     1.043          1.158             255,434
                                                       2004     0.890          1.043             231,552
                                                       2003     0.702          0.890             124,783
                                                       2002     0.951          0.702              99,780
                                                       2001     1.390          0.951             113,887
                                                       2000     1.835          1.390             212,289
                                                       1999     1.101          1.835               6,115
                                                       1998     1.040          1.101              13,292
                                                       1997     1.000          1.040               6,580

  LMPVPIII Large Cap Growth Subaccount (8/98)........  2006     1.573          1.636             243,806
                                                       2005     1.504          1.573             289,180
                                                       2004     1.508          1.504             366,579
                                                       2003     1.028          1.508             238,213
                                                       2002     1.375          1.028              39,296
                                                       2001     1.581          1.375             124,406
                                                       2000     1.709          1.581              78,925
                                                       1999     1.314          1.709                  --
                                                       1998     1.000          1.314                  --

  LMPVPIII Large Cap Value Subaccount (3/97).........  2006     1.627          1.913           3,257,332
                                                       2005     1.537          1.627           3,231,849
                                                       2004     1.398          1.537           3,173,539
                                                       2003     1.102          1.398           3,033,990
                                                       2002     1.486          1.102           2,719,762
                                                       2001     1.628          1.486           2,156,095
                                                       2000     1.448          1.628             706,152
                                                       1999     1.456          1.448              64,998
                                                       1998     1.334          1.456              21,635
                                                       1997     1.000          1.334               7,515

  LMPVPIII Money Market Subaccount (3/97)............  2006     1.288          1.339             261,916
                                                       2005     1.260          1.288              45,638
                                                       2004     1.257          1.260              35,778
                                                       2003     1.256          1.257             548,095
                                                       2002     1.247          1.256             384,180
                                                       2001     1.210          1.247              36,990
                                                       2000     1.148          1.210              56,905
                                                       1999     1.102          1.148             504,494
                                                       1998     1.056          1.102                  --
                                                       1997     1.000          1.056                  --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Social Awareness Stock Subaccount
  (10/96)............................................  2006     1.726          1.847             401,523
                                                       2005     1.663          1.726             401,078
                                                       2004     1.575          1.663             410,937
                                                       2003     1.230          1.575             404,894
                                                       2002     1.646          1.230             332,072
                                                       2001     1.964          1.646             276,743
                                                       2000     1.985          1.964             104,272
                                                       1999     1.724          1.985              40,351
                                                       1998     1.311          1.724              12,064
                                                       1997     1.000          1.311               1,465

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/04).............................................  2006     1.141          1.331             938,693
                                                       2005     1.112          1.141             676,218
                                                       2004     1.000          1.112             118,943

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/04).............................................  2006     1.255          1.400             529,247
                                                       2005     1.166          1.255             348,775
                                                       2004     1.000          1.166             145,040

Managed Assets Trust
  Managed Assets Trust (3/97)........................  2006     1.968          2.037                  --
                                                       2005     1.907          1.968           3,755,343
                                                       2004     1.753          1.907           3,701,526
                                                       2003     1.446          1.753           3,384,161
                                                       2002     1.591          1.446           2,932,943
                                                       2001     1.686          1.591           2,310,280
                                                       2000     1.724          1.686             766,016
                                                       1999     1.519          1.724              95,510
                                                       1998     1.258          1.519              23,844
                                                       1997     1.000          1.258               5,565

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006     2.581          2.475           1,989,099

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006     1.440          1.528             170,973

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006     1.357          1.446             178,204

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006     1.036          1.111              83,233

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006     1.369          1.519             402,379

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006     2.312          2.386           5,027,380

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006     2.037          2.168           4,011,541

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006     1.585          1.673             601,988

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006     1.001          1.085           3,522,600

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006     1.033          1.027             173,133

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006     1.190          1.189              40,123

  MIST MFS Value Subaccount (Class A) (4/06).........  2006     1.294          1.440             431,997

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006     1.003          1.228           2,487,870

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006     1.503          1.627             276,112

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006     1.065          1.129              11,663

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006     1.623          1.692             327,220

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (11/06).........................................  2006     1.320          1.350             285,980

MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96)..................................  2006     1.700          1.762           1,089,845
                                                       2005     1.675          1.700             764,679
                                                       2004     1.610          1.675             742,031
                                                       2003     1.534          1.610             662,519
                                                       2002     1.417          1.534             513,410
                                                       2001     1.334          1.417             122,849
                                                       2000     1.194          1.334              17,825
                                                       1999     1.235          1.194               8,580
                                                       1998     1.140          1.235               6,982

  MetLife Investment International Stock Subaccount
  (Class I) (3/97)...................................  2006     1.591          2.000           1,663,353
                                                       2005     1.396          1.591           1,025,647
                                                       2004     1.223          1.396           1,014,954
                                                       2003     0.946          1.223             777,156
                                                       2002     1.225          0.946             323,555
                                                       2001     1.568          1.225             349,886
                                                       2000     1.716          1.568             187,532
                                                       1999     1.302          1.716              58,143
                                                       1998     1.141          1.302              20,676
                                                       1997     1.000          1.141               3,405

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MetLife Investment Large Company Stock Subaccount
  (Class I) (10/96)..................................  2006     1.294          1.448           1,450,173
                                                       2005     1.221          1.294             779,759
                                                       2004     1.116          1.221             702,789
                                                       2003     0.876          1.116             597,887
                                                       2002     1.142          0.876             415,447
                                                       2001     1.364          1.142             272,388
                                                       2000     1.613          1.364             118,559
                                                       1999     1.628          1.613              92,195
                                                       1998     1.417          1.628              58,294
                                                       1997     1.000          1.417               1,292

  MetLife Investment Small Company Stock Subaccount
  (Class I) (10/96)..................................  2006     1.688          1.907           1,380,843
                                                       2005     1.583          1.688           1,192,206
                                                       2004     1.386          1.583           1,129,046
                                                       2003     0.974          1.386             883,563
                                                       2002     1.285          0.974             586,956
                                                       2001     1.273          1.285             304,920
                                                       2000     1.163          1.273             138,115
                                                       1999     0.856          1.163              92,398
                                                       1998     0.942          0.856              70,995
                                                       1997     1.000          0.942               5,090

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006     1.395          1.371             370,903

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006     1.446          1.512             426,709

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006     1.208          1.243           6,745,690

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006     1.400          1.429           1,791,470

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006     1.663          1.718           2,168,353

  MSF MetLife Aggressive Allocation Subaccount
  (1/06).............................................  2006     1.000          1.104              68,049
                                                       2005     1.000          1.000                  --

  MSF MetLife Conservative Allocation Subaccount
  (2/06).............................................  2006     1.000          1.057              42,701
                                                       2005     1.000          1.000                  --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06)..................................  2006     1.000          1.075             341,858
                                                       2005     1.000          1.000                  --

  MSF MetLife Moderate Allocation Subaccount (2/06)..  2006     1.000          1.092             458,707
                                                       2005     1.000          1.000                  --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06)..................................  2006     1.000          1.110             593,896
                                                       2005     1.000          1.000                  --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006     2.107          2.268           6,182,766

  MSF Oppenheimer Global Equity Subaccount (Class A)
  (4/06).............................................  2006     0.995          1.060           1,099,185

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006     0.996          1.058           3,198,641

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006     2.141          2.290             735,254

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006     1.752          1.825             760,014

Money Market Portfolio
  Money Market Subaccount (9/98).....................  2006     1.193          1.208                  --
                                                       2005     1.167          1.193           4,050,881
                                                       2004     1.162          1.167           3,978,797
                                                       2003     1.160          1.162           3,626,920
                                                       2002     1.151          1.160           4,276,846
                                                       2001     1.116          1.151           2,797,896
                                                       2000     1.057          1.116               3,181
                                                       1999     1.013          1.057                  --
                                                       1998     1.000          1.013                  --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04).....................................  2006     1.135          1.203                  --
                                                       2005     1.080          1.135              17,479
                                                       2004     1.000          1.080               5,160

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (10/05).....................................  2006     1.000          1.001             233,636
                                                       2005     1.000          1.000              13,021

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (7/01)......................................  2006     1.272          1.313           2,580,553
                                                       2005     1.249          1.272           2,017,831
                                                       2004     1.198          1.249           1,808,655
                                                       2003     1.148          1.198           1,647,691
                                                       2002     1.059          1.148           1,433,047
                                                       2001     1.000          1.059             241,694

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (7/01).............................................  2006     0.848          0.936              69,420
                                                       2005     0.796          0.848              67,921
                                                       2004     0.744          0.796              71,306
                                                       2003     0.567          0.744              55,253
                                                       2002     0.810          0.567              84,242
                                                       2001     1.000          0.810              45,903

  Putnam VT International Equity Subaccount (Class
  IB) (7/01).........................................  2006     1.161          1.474           1,359,619
                                                       2005     1.041          1.161           1,294,451
                                                       2004     0.901          1.041           1,206,751
                                                       2003     0.705          0.901           1,247,131
                                                       2002     0.862          0.705             915,170
                                                       2001     1.000          0.862             381,220

  Putnam VT Small Cap Value Subaccount (Class IB)
  (7/01).............................................  2006     1.765          2.058           1,819,487
                                                       2005     1.659          1.765           1,767,557
                                                       2004     1.322          1.659           1,856,242
                                                       2003     0.889          1.322           1,334,080
                                                       2002     1.094          0.889             970,390
                                                       2001     1.000          1.094             255,109

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (5/01).............................................  2006     0.967          1.033                  --
                                                       2005     0.894          0.967             156,849
                                                       2004     0.845          0.894             145,832
                                                       2003     0.657          0.845             105,652
                                                       2002     0.869          0.657              63,409
                                                       2001     1.000          0.869              20,879

  Travelers Convertible Securities Subaccount
  (8/99).............................................  2006     1.483          1.585                  --
                                                       2005     1.486          1.483             511,555
                                                       2004     1.407          1.486             473,032
                                                       2003     1.121          1.407             107,427
                                                       2002     1.212          1.121              32,901
                                                       2001     1.230          1.212               4,616
                                                       2000     1.100          1.230                 503
                                                       1999     1.000          1.100              66,449

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98).............................................  2006     2.356          2.581                  --
                                                       2005     2.108          2.356           2,238,649
                                                       2004     1.821          2.108           2,198,288
                                                       2003     1.370          1.821           1,810,988
                                                       2002     1.608          1.370           1,086,972
                                                       2001     1.686          1.608             369,948
                                                       2000     1.454          1.686              10,638
                                                       1999     1.222          1.454               5,028
                                                       1998     1.000          1.222                   9

  Travelers Equity Income Subaccount (7/97)..........  2006     1.578          1.663                  --
                                                       2005     1.519          1.578           2,235,482
                                                       2004     1.391          1.519           2,075,369
                                                       2003     1.067          1.391           1,834,891
                                                       2002     1.247          1.067           1,442,911
                                                       2001     1.343          1.247             866,686
                                                       2000     1.238          1.343              33,200
                                                       1999     1.187          1.238                  --
                                                       1998     1.063          1.187                  --
                                                       1997     1.000          1.063                  --

  Travelers Federated High Yield Subaccount (10/97)..  2006     1.400          1.440                  --
                                                       2005     1.373          1.400                 501
                                                       2004     1.252          1.373                 176
                                                       2003     1.029          1.252                 105
                                                       2002     0.998          1.029                 105
                                                       2001     0.985          0.998                  --
                                                       2000     1.079          0.985                  --
                                                       1999     1.053          1.079                  --
                                                       1998     1.011          1.053                  --
                                                       1997     1.000          1.011                  --

  Travelers Federated Stock Subaccount (7/97)........  2006     1.622          1.685                  --
                                                       2005     1.549          1.622             390,996
                                                       2004     1.410          1.549             457,493
                                                       2003     1.111          1.410             408,756
                                                       2002     1.386          1.111             365,305
                                                       2001     1.371          1.386              17,042
                                                       2000     1.329          1.371                  --
                                                       1999     1.270          1.329                  --
                                                       1998     1.084          1.270                  --
                                                       1997     1.000          1.084                  --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Large Cap Subaccount (7/97)..............  2006     1.354          1.400                  --
                                                       2005     1.253          1.354             816,919
                                                       2004     1.184          1.253             795,132
                                                       2003     0.955          1.184             798,503
                                                       2002     1.245          0.955             625,512
                                                       2001     1.515          1.245             547,251
                                                       2000     1.782          1.515              27,300
                                                       1999     1.386          1.782                  --
                                                       1998     1.029          1.386                  --
                                                       1997     1.000          1.029                  --

  Travelers Mercury Large Cap Core Subaccount
  (10/98)............................................  2006     1.274          1.357                  --
                                                       2005     1.144          1.274             180,104
                                                       2004     0.993          1.144             157,515
                                                       2003     0.824          0.993             118,258
                                                       2002     1.108          0.824              79,115
                                                       2001     1.437          1.108             230,822
                                                       2000     1.531          1.437             156,027
                                                       1999     1.245          1.531              18,357
                                                       1998     1.000          1.245               4,261

  Travelers MFS Mid Cap Growth Subaccount (9/98).....  2006     1.314          1.395                  --
                                                       2005     1.283          1.314             383,071
                                                       2004     1.131          1.283             405,733
                                                       2003     0.830          1.131             296,557
                                                       2002     1.633          0.830             202,508
                                                       2001     2.152          1.633             325,204
                                                       2000     1.979          2.152             165,835
                                                       1999     1.213          1.979                 415
                                                       1998     1.000          1.213                  --

  Travelers MFS Total Return Subaccount (3/97).......  2006     2.035          2.107                  --
                                                       2005     1.988          2.035           3,410,646
                                                       2004     1.794          1.988           2,807,363
                                                       2003     1.549          1.794           2,510,455
                                                       2002     1.645          1.549           2,201,507
                                                       2001     1.655          1.645           1,523,540
                                                       2000     1.427          1.655              66,535
                                                       1999     1.399          1.427              76,473
                                                       1998     1.260          1.399              67,299
                                                       1997     1.000          1.260               9,157

  Travelers MFS Value Subaccount (5/04)..............  2006     1.194          1.294                  --
                                                       2005     1.128          1.194             115,971
                                                       2004     1.000          1.128              75,452

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Mondrian International Stock Subaccount
  (8/97).............................................  2006     1.188          1.369                  --
                                                       2005     1.092          1.188             263,280
                                                       2004     0.949          1.092             167,658
                                                       2003     0.742          0.949              80,226
                                                       2002     0.858          0.742              21,416
                                                       2001     1.169          0.858              15,934
                                                       2000     1.328          1.169                  --
                                                       1999     1.098          1.328                  --
                                                       1998     0.981          1.098                  --
                                                       1997     1.000          0.981                  --

  Travelers Pioneer Fund Subaccount (3/97)...........  2006     1.412          1.503                  --
                                                       2005     1.340          1.412             213,115
                                                       2004     1.213          1.340             303,851
                                                       2003     0.986          1.213             170,355
                                                       2002     1.421          0.986             125,367
                                                       2001     1.857          1.421              87,240
                                                       2000     1.503          1.857              33,198
                                                       1999     1.514          1.503               8,345
                                                       1998     1.289          1.514               6,675
                                                       1997     1.000          1.289               1,494

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006     1.009          1.065                  --
                                                       2005     1.000          1.009               2,859

  Travelers Pioneer Strategic Income Subaccount
  (10/96)............................................  2006     1.602          1.623                  --
                                                       2005     1.554          1.602             218,148
                                                       2004     1.409          1.554             144,266
                                                       2003     1.186          1.409             135,056
                                                       2002     1.127          1.186              62,808
                                                       2001     1.088          1.127             117,990
                                                       2000     1.098          1.088               4,035
                                                       1999     1.093          1.098               9,311
                                                       1998     1.092          1.093              31,397
                                                       1997     1.000          1.092               6,058

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Quality Bond Subaccount (9/97)...........  2006     1.454          1.446                  --
                                                       2005     1.440          1.454             325,404
                                                       2004     1.402          1.440             316,329
                                                       2003     1.318          1.402             283,298
                                                       2002     1.254          1.318             236,922
                                                       2001     1.177          1.254             131,098
                                                       2000     1.107          1.177               1,597
                                                       1999     1.102          1.107               1,221
                                                       1998     1.021          1.102                 228
                                                       1997     1.000          1.021                  --

  Travelers Strategic Equity Subaccount (3/97).......  2006     1.560          1.633                  --
                                                       2005     1.538          1.560             622,816
                                                       2004     1.404          1.538             669,603
                                                       2003     1.065          1.404             650,708
                                                       2002     1.614          1.065             489,407
                                                       2001     1.874          1.614             544,899
                                                       2000     2.305          1.874             275,547
                                                       1999     1.753          2.305              99,102
                                                       1998     1.367          1.753              32,748
                                                       1997     1.000          1.367              10,959

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006     1.030          1.190                  --
                                                       2005     1.000          1.030                 749

  Travelers Style Focus Series: Small Cap Value
  Subaccount (3/06)..................................  2006     1.000          1.036                  --
                                                       2005     1.000          1.000                  --

  Travelers U.S. Government Securities Subaccount
  (10/96)............................................  2006     1.811          1.752                  --
                                                       2005     1.746          1.811             786,487
                                                       2004     1.655          1.746             754,697
                                                       2003     1.621          1.655             645,692
                                                       2002     1.435          1.621             517,949
                                                       2001     1.364          1.435              34,745
                                                       2000     1.199          1.364               1,246
                                                       1999     1.259          1.199                  --
                                                       1998     1.149          1.259               6,143
                                                       1997     1.000          1.149                  --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (5/03).............................................  2006     1.520          1.753             285,286
                                                       2005     1.469          1.520             116,311
                                                       2004     1.258          1.469              96,505
                                                       2003     1.000          1.258              61,449

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01).............................................  2006     0.884          0.938              46,218
                                                       2005     0.824          0.884              32,816
                                                       2004     0.799          0.824              28,823
                                                       2003     0.639          0.799              23,209
                                                       2002     0.913          0.639              13,723
                                                       2001     1.000          0.913               6,891

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (7/03).........................................  2006     0.786          0.802             238,818
                                                       2005     0.735          0.786             164,175
                                                       2004     0.692          0.735             174,046
                                                       2003     0.548          0.692             245,721
                                                       2002     0.819          0.548             151,687
                                                       2001     1.000          0.819              56,640

Variable Insurance Products Fund
  VIP Asset Manager SM Subaccount (Initial Class)
  (6/98).............................................  2006     1.668535       1.779933      48,904.9359
                                                       2005     1.613295       1.668535      48,904.9359
                                                       2004     1.538845       1.613295      71,905.8183
                                                       2003     1.312216       1.538845      72,935.3246
                                                       2002     1.446354       1.312216      73,597.1330
                                                       2001     1.517160       1.446354      63,204.3523
                                                       2000     1.588674       1.517160      56,454.2379
                                                       1999     1.438630       1.588674      38,657.3415
                                                       1998     1.344315       1.438630      32,515.3775

  VIP Contrafund Subaccount (Service Class 2)
  (4/03).............................................  2006     1.446          1.601           8,304,547
                                                       2005     1.247          1.446           7,103,809
                                                       2004     1.089          1.247           5,358,276
                                                       2003     0.855          1.089           4,062,355
                                                       2002     0.951          0.855           2,680,749
                                                       2001     1.000          0.951           1,433,561

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (9/01)...........................  2006     1.169          1.322             146,543
                                                       2005     0.974          1.169              74,681
                                                       2004     0.968          0.974              54,968
                                                       2003     0.779          0.968              43,877
                                                       2002     0.848          0.779              35,320
                                                       2001     1.000          0.848              10,715

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Equity -- Income Subaccount (Initial Class)
  (6/98).............................................  2006     1.981          2.367             169,656
                                                       2005     1.882          1.981             138,209
                                                       2004     1.698          1.882             149,510
                                                       2003     1.311          1.698             136,901
                                                       2002     1.588          1.311             160,504
                                                       2001     1.680          1.588             139,375
                                                       2000     1.559          1.680              93,837
                                                       1999     1.475          1.559             125,159
                                                       1998     1.450          1.475              39,301

  VIP Growth Subaccount (Initial Class) (6/98).......  2006     1.660          1.763             275,368
                                                       2005     1.578          1.660             313,797
                                                       2004     1.536          1.578             375,289
                                                       2003     1.163          1.536             452,503
                                                       2002     1.674          1.163             467,001
                                                       2001     2.045          1.674             600,404
                                                       2000     2.311          2.045             499,206
                                                       1999     1.692          2.311             168,043
                                                       1998     1.353          1.692              77,604

  VIP High Income Subaccount (Initial Class) (6/98)..  2006     1.186          1.311              37,524
                                                       2005     1.161          1.186              37,524
                                                       2004     1.066          1.161              37,524
                                                       2003     0.843          1.066              36,607
                                                       2002     0.820          0.843              36,031
                                                       2001     0.934          0.820              45,868
                                                       2000     1.212          0.934              94,397
                                                       1999     1.128          1.212              46,277
                                                       1998     1.240          1.128              40,705

  VIP Mid Cap Subaccount (Service Class 2) (7/01)....  2006     1.847          2.064           5,803,109
                                                       2005     1.574          1.847           5,046,318
                                                       2004     1.270          1.574           3,259,665
                                                       2003     0.924          1.270           1,562,630
                                                       2002     1.034          0.924             652,170
                                                       2001     1.000          1.034             194,753

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Wells Fargo Variable Trust
  Wells Fargo VT Advantage Small/Mid Cap Value
  Subaccount (9/98)..................................  2006     1.954          2.248             181,917
                                                       2005     1.687          1.954             185,374
                                                       2004     1.454          1.687             194,987
                                                       2003     1.057          1.454             235,421
                                                       2002     1.383          1.057             223,092
                                                       2001     1.337          1.383              88,759
                                                       2000     1.247          1.337                  --
                                                       1999     1.291          1.247                  --
                                                       1998     1.000          1.291                  --




                         SEPARATE ACCOUNT CHARGES 0.80%



                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


Dreyfus Stock Index Subaccount (Initial Shares)
  (11/97)...........................................  2006      1.895          2.172                 --
                                                      2005      1.825          1.895          1,552,335
                                                      2004      1.663          1.825          1,690,996
                                                      2003      1.306          1.663          9,686,750
                                                      2002      1.695          1.306          9,292,111
                                                      2001      1.946          1.695          9,351,608
                                                      2000      2.162          1.946          8,736,754
                                                      1999      1.807          2.162                 33
                                                      1998      1.427          1.807                 33
                                                      1997      1.391          1.421                 --

AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I)
  (4/06)............................................  2006      1.000          1.086             34,874

  AIM V.I. Premier Equity Subaccount (Series I)
  (7/01)............................................  2006      0.839          0.883                 --
                                                      2005      0.800          0.839             42,257
                                                      2004      0.763          0.800             77,434
                                                      2003      0.615          0.763             73,363
                                                      2002      0.889          0.615             59,104
                                                      2001      1.000          0.889             14,058

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/04)............................................  2006      1.255          1.499             78,462
                                                      2005      1.109          1.255              8,379
                                                      2004      1.000          1.109              8,379

  American Funds Growth Subaccount (Class 2)
  (5/04)............................................  2006      1.258          1.375            182,381
                                                      2005      1.091          1.258            119,350
                                                      2004      1.000          1.091                 --

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  American Funds Growth -- Income Subaccount (Class
  2) (5/04).........................................  2006      1.136          1.299             87,077
                                                      2005      1.082          1.136             37,529
                                                      2004      1.000          1.082                373

Capital Appreciation Fund
  Capital Appreciation Fund (1/97)..................  2006      2.286          2.268                 --
                                                      2005      1.950          2.286          5,433,855
                                                      2004      1.644          1.950          5,510,261
                                                      2003      1.327          1.644         26,177,514
                                                      2002      1.786          1.327         26,946,828
                                                      2001      2.435          1.786         29,733,093
                                                      2000      3.143          2.435         30,028,514
                                                      1999      2.063          3.143            215,894
                                                      1998      1.000          2.063            241,615

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (1/98)............................................  2006      2.312          3.040            239,778
                                                      2005      1.822          2.312            250,748
                                                      2004      1.470          1.822            247,726
                                                      2003      1.037          1.470            236,358
                                                      2002      1.182          1.037            304,408
                                                      2001      1.319          1.182            325,619
                                                      2000      1.942          1.319            254,148
                                                      1999      1.079          1.942             96,131
                                                      1998      1.000          1.079                285

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (1/99)............................................  2006      2.567          3.378                 --
                                                      2005      2.415          2.567            296,129
                                                      2004      1.853          2.415            295,879
                                                      2003      1.393          1.853            289,598
                                                      2002      1.344          1.393            285,663
                                                      2001      1.245          1.344            137,268
                                                      2000      0.956          1.245             67,150
                                                      1999      1.000          0.956             17,064

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  Delaware VIP Small Cap Value Subaccount (Standard
  Class) (9/98).....................................  2006      2.373          2.736            448,108
                                                      2005      2.186          2.373            944,746
                                                      2004      1.814          2.186            977,812
                                                      2003      1.288          1.814            996,693
                                                      2002      1.375          1.288            880,143
                                                      2001      1.240          1.375            542,325
                                                      2000      1.057          1.240            197,100
                                                      1999      1.120          1.057             86,532
                                                      1998      1.000          1.120              2,407

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98)....................................  2006      1.131          1.306          5,398,065
                                                      2005      1.092          1.131          6,399,684
                                                      2004      1.048          1.092          7,461,713
                                                      2003      0.872          1.048          8,370,984
                                                      2002      1.055          0.872          9,251,637
                                                      2001      1.173          1.055         10,775,406
                                                      2000      1.190          1.173          9,459,681
                                                      1999      1.076          1.190          6,527,393
                                                      1998      1.000          1.076             60,832

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (9/98)....................................  2006      1.862          1.917          1,787,672
                                                      2005      1.774          1.862          2,255,092
                                                      2004      1.606          1.774          2,350,402
                                                      2003      1.229          1.606          3,883,410
                                                      2002      1.532          1.229          3,863,252
                                                      2001      1.645          1.532          3,043,988
                                                      2000      1.464          1.645          1,819,121
                                                      1999      1.198          1.464            363,977
                                                      1998      1.000          1.198              1,748

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/03).........................................  2006      1.475          1.732                 --
                                                      2005      1.345          1.475             37,259
                                                      2004      1.204          1.345             35,258
                                                      2003      1.000          1.204             20,622

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04).......................  2006      1.559          1.982             48,998
                                                      2005      1.234          1.559                 78
                                                      2004      1.000          1.234                 --

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)..................................  2006      1.264          1.523             30,802
                                                      2005      1.156          1.264             17,385
                                                      2004      1.000          1.156              7,482

  FTVIPT Templeton Global Asset Allocation
  Subaccount (Class 1) (11/97)......................  2006      2.073          2.497                 --
                                                      2005      2.012          2.073            373,925
                                                      2004      1.750          2.012            356,823
                                                      2003      1.333          1.750          3,436,476
                                                      2002      1.402          1.333          3,445,358
                                                      2001      1.566          1.402          3,777,475
                                                      2000      1.574          1.566          3,761,950
                                                      1999      1.291          1.574                 93
                                                      1998      1.232          1.291                 93
                                                      1997      1.216          1.223                 --

  FTVIPT Templeton Growth Securities
  Subaccount -- Class 1 Shares (11/97)..............  2006      2.147          2.517                 --
                                                      2005      1.984          2.147          1,139,783
                                                      2004      1.721          1.984          1,180,397
                                                      2003      1.308          1.721          8,992,542
                                                      2002      1.614          1.308          9,204,877
                                                      2001      1.643          1.614          9,777,820
                                                      2000      1.542          1.643          9,345,295
                                                      1999      1.204          1.542                340
                                                      1998      1.207          1.204                875
                                                      1997      1.184          1.199                 --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/04)..................................  2006      1.216          1.469                 --
                                                      2005      1.126          1.216             90,279
                                                      2004      1.000          1.126             12,517

High Yield Bond Trust
  High Yield Bond Trust (3/97)......................  2006      2.049          2.101                 --
                                                      2005      2.039          2.049            681,925
                                                      2004      1.890          2.039            727,263
                                                      2003      1.475          1.890          1,476,033
                                                      2002      1.422          1.475          1,341,715
                                                      2001      1.308          1.422          1,252,735
                                                      2000      1.306          1.308            888,540
                                                      1999      1.261          1.306            245,914
                                                      1998      1.193          1.261              3,334

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/01)............................................  2006      1.153          1.195                 --
                                                      2005      1.080          1.153            208,490
                                                      2004      1.005          1.080            228,246
                                                      2003      0.891          1.005            226,568
                                                      2002      0.962          0.891            163,634
                                                      2001      1.000          0.962             13,448

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (7/01)....................................  2006      0.978          1.099            146,078
                                                      2005      0.880          0.978            128,612
                                                      2004      0.736          0.880            134,271
                                                      2003      0.551          0.736             49,994
                                                      2002      0.772          0.551             28,529
                                                      2001      1.000          0.772              1,477

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/01)....................................  2006      0.824          0.965            180,791
                                                      2005      0.787          0.824            182,884
                                                      2004      0.759          0.787            201,672
                                                      2003      0.619          0.759            212,144
                                                      2002      0.840          0.619            186,360
                                                      2001      1.000          0.840             23,216

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/04).....  2006      1.162          1.314                 --
                                                      2005      1.127          1.162              4,680
                                                      2004      1.000          1.127                781

Legg Mason Partners Investment Series
  LMPIS Dividend Strategy Subaccount (7/01).........  2006      0.819          0.959             76,007
                                                      2005      0.828          0.819             27,471
                                                      2004      0.807          0.828             37,131
                                                      2003      0.659          0.807             28,990
                                                      2002      0.897          0.659             14,667
                                                      2001      1.000          0.897              3,470

  LMPIS Premier Selections All Cap Growth Subaccount
  (7/01)............................................  2006      0.935          0.996             41,797
                                                      2005      0.887          0.935             43,968
                                                      2004      0.869          0.887             53,043
                                                      2003      0.652          0.869             44,619
                                                      2002      0.898          0.652             28,903
                                                      2001      1.000          0.898             28,501

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios V
  LMPVPV Small Cap Growth Opportunities Subaccount
  (7/03)............................................  2006      1.176          1.318             30,084
                                                      2005      1.130          1.176             28,961
                                                      2004      0.986          1.130             33,390
                                                      2003      0.700          0.986             30,845
                                                      2002      0.949          0.700              6,439
                                                      2001      1.000          0.949              2,157

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (7/01)........  2006      1.872          2.194            774,965
                                                      2005      1.814          1.872            876,893
                                                      2004      1.688          1.814            994,556
                                                      2003      1.224          1.688            964,724
                                                      2002      1.646          1.224            926,755
                                                      2001      1.628          1.646            759,039
                                                      2000      1.388          1.628            224,472
                                                      1999      1.146          1.388             88,070
                                                      1998      1.000          1.146              4,438

  LMPVPI Investors Subaccount (Class I) (10/98).....  2006      1.684          1.976            483,508
                                                      2005      1.593          1.684            472,194
                                                      2004      1.455          1.593            565,592
                                                      2003      1.109          1.455            586,238
                                                      2002      1.452          1.109            497,449
                                                      2001      1.527          1.452            384,727
                                                      2000      1.336          1.527             98,402
                                                      1999      1.206          1.336             66,421
                                                      1998      1.000          1.206              1,374

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01)............................................  2006      1.107          1.238             38,816
                                                      2005      1.064          1.107             35,017
                                                      2004      0.932          1.064             42,130
                                                      2003      0.631          0.932             39,230
                                                      2002      0.974          0.631             39,523
                                                      2001      1.000          0.974              2,204

  LMPVPI Total Return Subaccount (Class I) (9/98)...  2006      1.310          1.463             92,054
                                                      2005      1.278          1.310             83,926
                                                      2004      1.185          1.278             80,303
                                                      2003      1.031          1.185             97,044
                                                      2002      1.116          1.031             89,345
                                                      2001      1.134          1.116             66,956
                                                      2000      1.059          1.134             37,113
                                                      1999      1.059          1.059             30,146
                                                      1998      1.000          1.059              6,719

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (5/01)............  2006      1.065          1.213            165,780
                                                      2005      1.029          1.065            146,476
                                                      2004      0.954          1.029            330,800
                                                      2003      0.772          0.954            312,504
                                                      2002      0.943          0.772            205,234
                                                      2001      1.000          0.943             31,907

  LMPVPII Equity Index Subaccount (Class II)
  (5/99)............................................  2006      0.944          1.078          5,081,450
                                                      2005      0.912          0.944          5,331,880
                                                      2004      0.834          0.912          5,804,754
                                                      2003      0.658          0.834          5,331,997
                                                      2002      0.855          0.658          4,457,211
                                                      2001      0.983          0.855          2,849,660
                                                      2000      1.093          0.983          1,566,175
                                                      1999      1.000          1.093          1,014,729

  LMPVPII Fundamental Value Subaccount (5/01).......  2006      1.107          1.283            842,881
                                                      2005      1.065          1.107            911,292
                                                      2004      0.992          1.065          1,099,073
                                                      2003      0.722          0.992            972,729
                                                      2002      0.924          0.722            693,928
                                                      2001      1.000          0.924             71,327

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (9/03)............................................  2006      1.020          1.054                 --
                                                      2005      1.005          1.020                 --
                                                      2004      1.001          1.005                 --
                                                      2003      1.000          1.001                 --

  LMPVPIII Aggressive Growth Subaccount (5/01)......  2006      1.022          1.103          2,035,461
                                                      2005      0.923          1.022          2,067,086
                                                      2004      0.846          0.923          2,306,943
                                                      2003      0.634          0.846          2,018,669
                                                      2002      0.949          0.634          1,128,359
                                                      2001      1.000          0.949            170,156

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  LMPVPIII High Income Subaccount (10/96)...........  2006      1.409          1.551            202,593
                                                      2005      1.384          1.409            255,339
                                                      2004      1.263          1.384            289,938
                                                      2003      0.999          1.263            496,206
                                                      2002      1.040          0.999            369,750
                                                      2001      1.090          1.040            494,130
                                                      2000      1.194          1.090            329,280
                                                      1999      1.173          1.194            230,410
                                                      1998      1.178          1.173              2,810

  LMPVPIII International All Cap Growth Subaccount
  (3/97)............................................  2006      1.137          1.419          1,325,448
                                                      2005      1.026          1.137          1,606,882
                                                      2004      0.877          1.026          1,767,015
                                                      2003      0.694          0.877          2,528,900
                                                      2002      0.941          0.694          2,622,169
                                                      2001      1.378          0.941          2,754,102
                                                      2000      1.823          1.378          1,750,019
                                                      1999      1.096          1.823            349,576
                                                      1998      1.037          1.096              4,211

  LMPVPIII Large Cap Growth Subaccount (8/98).......  2006      1.550          1.609          1,369,820
                                                      2005      1.485          1.550          1,537,096
                                                      2004      1.492          1.485          1,743,036
                                                      2003      1.019          1.492          1,869,033
                                                      2002      1.365          1.019          1,932,920
                                                      2001      1.573          1.365          1,925,998
                                                      2000      1.704          1.573          1,305,175
                                                      1999      1.313          1.704            649,086
                                                      1998      1.000          1.313                 --

  LMPVPIII Large Cap Value Subaccount (3/97)........  2006      1.597          1.874              4,956
                                                      2005      1.512          1.597            279,796
                                                      2004      1.378          1.512            307,347
                                                      2003      1.088          1.378            937,091
                                                      2002      1.471          1.088            893,672
                                                      2001      1.615          1.471            751,488
                                                      2000      1.439          1.615          1,347,297
                                                      1999      1.449          1.439             77,050
                                                      1998      1.330          1.449              7,331

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  LMPVPIII Money Market Subaccount (3/97)...........  2006      1.264          1.312             67,656
                                                      2005      1.239          1.264            480,686
                                                      2004      1.238          1.239            467,624
                                                      2003      1.240          1.238            850,812
                                                      2002      1.234          1.240          1,402,440
                                                      2001      1.200          1.234          1,539,891
                                                      2000      1.141          1.200          1,166,205
                                                      1999      1.097          1.141             42,339
                                                      1998      1.053          1.097              2,799

  LMPVPIII Social Awareness Stock Subaccount
  (10/96)...........................................  2006      1.694          1.810            595,003
                                                      2005      1.636          1.694            755,351
                                                      2004      1.552          1.636            907,516
                                                      2003      1.214          1.552          1,729,132
                                                      2002      1.629          1.214          1,871,608
                                                      2001      1.947          1.629          1,999,114
                                                      2000      1.972          1.947          1,713,947
                                                      1999      1.716          1.972            608,076
                                                      1998      1.308          1.716             18,134

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class
  VC) (5/04)........................................  2006      1.138          1.323             27,510
                                                      2005      1.111          1.138             22,794
                                                      2004      1.000          1.111             22,529

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/04)............................................  2006      1.251          1.392             24,859
                                                      2005      1.165          1.251             16,831
                                                      2004      1.000          1.165              3,684

Managed Assets Trust
  Managed Assets Trust (3/97).......................  2006      1.932          1.999                 --
                                                      2005      1.876          1.932          2,925,625
                                                      2004      1.728          1.876          3,344,096
                                                      2003      1.428          1.728          6,433,587
                                                      2002      1.575          1.428          6,863,051
                                                      2001      1.672          1.575          7,761,938
                                                      2000      1.713          1.672          8,300,279
                                                      1999      1.512          1.713          2,139,292
                                                      1998      1.255          1.512             51,150

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06).........................................  2006      2.542          2.434            409,884

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06)............................................  2006      1.416          1.501              8,875

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06)............................................  2006      1.336          1.423            478,768

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06)............................................  2006      1.035          1.110                 --

  MIST Harris Oakmark International Subaccount
  (Class A) (4/06) *................................  2006      1.346          1.491            727,494

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06).........................................  2006      2.268          2.338            745,244

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)..................................  2006      1.999          2.124          1,988,804

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06).........................................  2006      1.564          1.648              5,820

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *................................  2006      1.001          1.083            535,116

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (4/06)..................................  2006      1.022          1.015          1,009,228

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06)............................................  2006      1.188          1.186                 --

  MIST MFS Value Subaccount (Class A) (4/06)........  2006      1.289          1.432             80,270

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06)..................................  2006      1.003          1.227            836,142

  MIST Pioneer Fund Subaccount (Class A) (4/06).....  2006      1.475          1.594            314,010

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06)............................................  2006      1.064          1.126                 --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06)............................................  2006      1.592          1.658            501,145

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (11/06).................................  2006      1.314          1.343             14,421

MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96).................................  2006      1.668          1.727         19,361,845
                                                      2005      1.648          1.668         21,982,579
                                                      2004      1.587          1.648         22,087,466
                                                      2003      1.515          1.587         27,859,329
                                                      2002      1.402          1.515         28,571,418
                                                      2001      1.322          1.402         26,013,416
                                                      2000      1.186          1.322         11,479,892
                                                      1999      1.230          1.186          4,355,250
                                                      1998      1.137          1.230            872,955

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  MetLife Investment International Stock Subaccount
  (Class I) (3/97)..................................  2006      1.562          1.960         12,173,343
                                                      2005      1.373          1.562         17,425,745
                                                      2004      1.205          1.373         18,423,024
                                                      2003      0.934          1.205         28,745,348
                                                      2002      1.212          0.934         31,792,301
                                                      2001      1.555          1.212         27,148,815
                                                      2000      1.705          1.555         17,237,557
                                                      1999      1.297          1.705          5,139,992
                                                      1998      1.138          1.297            791,438

  MetLife Investment Large Company Stock Subaccount
  (Class I) (10/96).................................  2006      1.271          1.419         23,515,817
                                                      2005      1.201          1.271         30,646,741
                                                      2004      1.100          1.201         31,136,353
                                                      2003      0.865          1.100         46,539,704
                                                      2002      1.130          0.865         42,300,597
                                                      2001      1.352          1.130         35,202,731
                                                      2000      1.603          1.352         22,023,243
                                                      1999      1.620          1.603          5,408,519
                                                      1998      1.414          1.620          1,060,046

  MetLife Investment Small Company Stock Subaccount
  (Class I) (10/96).................................  2006      1.657          1.868          8,612,652
                                                      2005      1.557          1.657         11,665,174
                                                      2004      1.366          1.557         12,192,341
                                                      2003      0.962          1.366         21,329,351
                                                      2002      1.272          0.962         18,957,697
                                                      2001      1.262          1.272         17,341,913
                                                      2000      1.155          1.262         20,433,293
                                                      1999      0.852          1.155          5,098,615
                                                      1998      0.940          0.852          1,040,352

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06).........................................  2006      1.374          1.349          1,510,882

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06)............................................  2006      1.421          1.484            368,636

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)............................................  2006      1.189          1.223          2,214,862

  MSF FI Large Cap Subaccount (Class A) (4/06)......  2006      1.376          1.402          9,112,771

  MSF FI Value Leaders Subaccount (Class D) (4/06)..  2006      1.634          1.686          2,560,360

  MSF MetLife Aggressive Allocation Subaccount
  (1/06)............................................  2006      1.000          1.102             81,479
                                                      2005      1.000          1.000                 --

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  MSF MetLife Conservative Allocation Subaccount
  (2/06)............................................  2006      1.000          1.055              2,110
                                                      2005      1.000          1.000                 --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06).................................  2006      1.000          1.073              5,857
                                                      2005      1.000          1.000                 --

  MSF MetLife Moderate Allocation Subaccount
  (2/06)............................................  2006      1.000          1.090            141,308
                                                      2005      1.000          1.000                 --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06).................................  2006      1.000          1.108            192,890
                                                      2005      1.000          1.000                 --

  MSF MFS Total Return Subaccount (Class F) (4/06)..  2006      2.067          2.222          2,463,044

  MSF Oppenheimer Global Equity Subaccount (Class A)
  (4/06)............................................  2006      0.995          1.058                 --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *..........................................  2006      0.996          1.056            187,315

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06).......................  2006      2.101          2.244            399,954

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *.....................  2006      1.718          1.788            646,867

Money Market Portfolio
  Money Market Subaccount (9/98)....................  2006      1.176          1.189                 --
                                                      2005      1.152          1.176          2,091,678
                                                      2004      1.150          1.152          2,302,279
                                                      2003      1.150          1.150          2,831,048
                                                      2002      1.143          1.150          3,550,503
                                                      2001      1.111          1.143          2,173,177
                                                      2000      1.054          1.111          1,314,965
                                                      1999      1.012          1.054          1,193,784
                                                      1998      1.000          1.012             16,146

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (5/04)....................................  2006      1.131          1.198                 --
                                                      2005      1.078          1.131              2,369
                                                      2004      1.000          1.078                 41

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (10/05)....................................  2006      1.000          0.999                 --
                                                      2005      1.000          1.000                 --

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  PIMCO VIT Total Return Subaccount (Administrative
  Class) (7/01).....................................  2006      1.260          1.298            404,944
                                                      2005      1.240          1.260            365,327
                                                      2004      1.192          1.240            584,319
                                                      2003      1.144          1.192            635,374
                                                      2002      1.057          1.144            354,014
                                                      2001      1.000          1.057             45,689

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (7/01)............................................  2006      0.840          0.926              6,087
                                                      2005      0.790          0.840              5,412
                                                      2004      0.740          0.790             23,413
                                                      2003      0.565          0.740              6,382
                                                      2002      0.809          0.565              6,121
                                                      2001      1.000          0.809              1,007

  Putnam VT International Equity Subaccount (Class
  IB) (7/01)........................................  2006      1.150          1.457            342,400
                                                      2005      1.033          1.150            281,626
                                                      2004      0.897          1.033            327,039
                                                      2003      0.703          0.897            276,184
                                                      2002      0.861          0.703            133,696
                                                      2001      1.000          0.861              2,266

  Putnam VT Small Cap Value Subaccount (Class IB)
  (7/01)............................................  2006      1.749          2.035            264,247
                                                      2005      1.647          1.749            246,017
                                                      2004      1.315          1.647            264,688
                                                      2003      0.886          1.315            211,738
                                                      2002      1.093          0.886            109,259
                                                      2001      1.000          1.093             17,255

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (5/01)............................................  2006      0.958          1.022                 --
                                                      2005      0.888          0.958          1,052,801
                                                      2004      0.840          0.888          1,177,150
                                                      2003      0.655          0.840          1,170,591
                                                      2002      0.867          0.655          1,194,096
                                                      2001      1.000          0.867             10,002

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (8/99)............................................  2006      1.464          1.564                 --
                                                      2005      1.470          1.464                 --
                                                      2004      1.394          1.470                 --
                                                      2003      1.113          1.394                 --
                                                      2002      1.207          1.113                 --
                                                      2001      1.226          1.207                 --
                                                      2000      1.099          1.226                 --
                                                      1999      1.000          1.099                 --

  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98)............................................  2006      2.322          2.542                 --
                                                      2005      2.082          2.322            560,555
                                                      2004      1.802          2.082            608,550
                                                      2003      1.358          1.802          1,926,826
                                                      2002      1.598          1.358          1,638,704
                                                      2001      1.678          1.598          1,069,783
                                                      2000      1.451          1.678            464,358
                                                      1999      1.289          1.451             45,075
                                                      1998      1.000          1.289              1,037

  Travelers Equity Income Subaccount (7/97).........  2006      1.551          1.634                 --
                                                      2005      1.497          1.551          2,992,352
                                                      2004      1.373          1.497          3,648,618
                                                      2003      1.055          1.373          3,815,445
                                                      2002      1.236          1.055          3,877,818
                                                      2001      1.334          1.236          3,856,038
                                                      2000      1.232          1.334          3,017,488
                                                      1999      1.184          1.232          2,144,584
                                                      1998      1.062          1.184             86,915

  Travelers Federated High Yield Subaccount
  (10/97)...........................................  2006      1.377          1.416                 --
                                                      2005      1.354          1.377            116,387
                                                      2004      1.236          1.354            106,443
                                                      2003      1.018          1.236             98,872
                                                      2002      0.990          1.018             89,229
                                                      2001      0.979          0.990             40,900
                                                      2000      1.074          0.979             37,604
                                                      1999      1.050          1.074             38,465
                                                      1998      1.011          1.050             11,120

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  Travelers Federated Stock Subaccount (7/97).......  2006      1.595          1.655                 --
                                                      2005      1.526          1.595            662,289
                                                      2004      1.392          1.526            684,873
                                                      2003      1.099          1.392            764,247
                                                      2002      1.373          1.099            837,314
                                                      2001      1.362          1.373            669,949
                                                      2000      1.323          1.362            357,769
                                                      1999      1.266          1.323            269,231
                                                      1998      1.083          1.266              8,544

  Travelers Large Cap Subaccount (7/97).............  2006      1.331          1.376                 --
                                                      2005      1.235          1.331          4,388,964
                                                      2004      1.169          1.235          5,245,117
                                                      2003      0.945          1.169          5,592,251
                                                      2002      1.234          0.945          5,781,266
                                                      2001      1.504          1.234          5,782,038
                                                      2000      1.773          1.504          3,641,258
                                                      1999      1.382          1.773          2,550,992
                                                      1998      1.028          1.382             10,852

  Travelers Mercury Large Cap Core Subaccount
  (10/98)...........................................  2006      1.255          1.336                 --
                                                      2005      1.129          1.255            569,742
                                                      2004      0.982          1.129            569,173
                                                      2003      0.817          0.982            589,994
                                                      2002      1.101          0.817            698,313
                                                      2001      1.431          1.101            734,385
                                                      2000      1.527          1.431            486,870
                                                      1999      1.245          1.527            301,212
                                                      1998      1.000          1.245              7,232

  Travelers MFS Mid Cap Growth Subaccount (9/98)....  2006      1.295          1.374                 --
                                                      2005      1.267          1.295          1,588,079
                                                      2004      1.119          1.267          1,727,825
                                                      2003      0.823          1.119          1,669,471
                                                      2002      1.622          0.823          1,775,158
                                                      2001      2.142          1.622          1,560,715
                                                      2000      1.974          2.142            808,819
                                                      1999      1.212          1.974            233,024
                                                      1998      1.000          1.212              1,512

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  Travelers MFS Total Return Subaccount (3/97)......  2006      1.997          2.067                 --
                                                      2005      1.956          1.997          2,700,323
                                                      2004      1.769          1.956          3,094,227
                                                      2003      1.530          1.769          4,087,108
                                                      2002      1.628          1.530          4,135,912
                                                      2001      1.641          1.628          3,693,144
                                                      2000      1.418          1.641          1,699,453
                                                      1999      1.393          1.418          1,023,136
                                                      1998      1.257          1.393             85,454

  Travelers MFS Value Subaccount (5/04).............  2006      1.190          1.289                 --
                                                      2005      1.127          1.190             19,967
                                                      2004      1.000          1.127                 --

  Travelers Mondrian International Stock Subaccount
  (8/97)............................................  2006      1.168          1.346                 --
                                                      2005      1.075          1.168            680,168
                                                      2004      0.937          1.075            678,502
                                                      2003      0.734          0.937            675,699
                                                      2002      0.850          0.734            793,486
                                                      2001      1.161          0.850            798,507
                                                      2000      1.322          1.161            596,990
                                                      1999      1.095          1.322            369,840
                                                      1998      0.980          1.095              6,737

  Travelers Pioneer Fund Subaccount (3/97)..........  2006      1.386          1.475                 --
                                                      2005      1.318          1.386            381,987
                                                      2004      1.196          1.318            468,411
                                                      2003      0.974          1.196          1,082,084
                                                      2002      1.407          0.974          1,114,906
                                                      2001      1.842          1.407          1,267,842
                                                      2000      1.494          1.842            920,744
                                                      1999      1.507          1.494            118,785
                                                      1998      1.285          1.507              1,413

  Travelers Pioneer Mid Cap Value Subaccount
  (8/05)............................................  2006      1.008          1.064                 --
                                                      2005      1.000          1.008                 --

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (10/96)...........................................  2006      1.572          1.592                 --
                                                      2005      1.529          1.572            477,240
                                                      2004      1.389          1.529            463,747
                                                      2003      1.171          1.389            641,914
                                                      2002      1.115          1.171            578,159
                                                      2001      1.079          1.115            645,466
                                                      2000      1.091          1.079            578,829
                                                      1999      1.088          1.091            278,395
                                                      1998      1.080          1.088             36,325

  Travelers Quality Bond Subaccount (9/97)..........  2006      1.431          1.421                 --
                                                      2005      1.419          1.431            579,779
                                                      2004      1.385          1.419            583,093
                                                      2003      1.305          1.385          2,027,577
                                                      2002      1.243          1.305          2,407,596
                                                      2001      1.170          1.243          2,340,766
                                                      2000      1.102          1.170          1,513,495
                                                      1999      1.099          1.102            151,498
                                                      1998      1.021          1.099                 32

  Travelers Strategic Equity Subaccount (3/97)......  2006      1.532          1.602                 --
                                                      2005      1.513          1.532          7,477,355
                                                      2004      1.384          1.513          8,657,479
                                                      2003      1.052          1.384         20,871,610
                                                      2002      1.597          1.052         21,981,668
                                                      2001      1.858          1.597         24,269,522
                                                      2000      2.290          1.858         23,043,619
                                                      1999      1.746          2.290          3,927,438
                                                      1998      1.363          1.746             66,181

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05).................................  2006      1.029          1.188                 --
                                                      2005      1.000          1.029                 --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (3/06).................................  2006      1.000          1.035                 --
                                                      2005      1.000          1.000                 --

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  Travelers U.S. Government Securities Subaccount
  (10/96)...........................................  2006      1.778          1.718                 --
                                                      2005      1.718          1.778          1,071,895
                                                      2004      1.632          1.718          1,163,642
                                                      2003      1.601          1.632          2,737,867
                                                      2002      1.420          1.601          2,881,421
                                                      2001      1.353          1.420          1,949,970
                                                      2000      1.192          1.353            657,535
                                                      1999      1.253          1.192            110,708
                                                      1998      1.146          1.253             29,647

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (5/03)............................................  2006      1.512          1.741             24,670
                                                      2005      1.464          1.512              7,568
                                                      2004      1.257          1.464              5,458
                                                      2003      1.000          1.257                 --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01)............................................  2006      0.875          0.927              6,819
                                                      2005      0.818          0.875              5,155
                                                      2004      0.794          0.818              5,962
                                                      2003      0.637          0.794              4,309
                                                      2002      0.912          0.637              5,145
                                                      2001      1.000          0.912              2,535

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (7/03)........................................  2006      0.779          0.793            107,961
                                                      2005      0.729          0.779             54,699
                                                      2004      0.688          0.729             93,510
                                                      2003      0.546          0.688             61,424
                                                      2002      0.818          0.546             43,160
                                                      2001      1.000          0.818              9,230

Variable Insurance Products Fund
  VIP Asset Manager SM Subaccount (Initial Class)
  (11/97)...........................................  2006      1.638          1.744                 --
                                                      2005      1.587          1.638          1,369,326
                                                      2004      1.517          1.587          1,480,270
                                                      2003      1.296          1.517          7,129,650
                                                      2002      1.431          1.296          7,564,566
                                                      2001      1.504          1.431          8,751,147
                                                      2000      1.578          1.504          8,934,315
                                                      1999      1.432          1.578                188
                                                      1998      1.257          1.432                188
                                                      1997      1.232          1.255                 --

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  VIP Contrafund Subaccount (Service Class 2)
  (4/03)............................................  2006      1.432          1.583          1,003,656
                                                      2005      1.238          1.432            875,070
                                                      2004      1.083          1.238            840,729
                                                      2003      0.852          1.083            610,191
                                                      2002      0.950          0.852            251,956
                                                      2001      1.000          0.950                655

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (9/01)..........................  2006      1.158          1.307             55,352
                                                      2005      0.967          1.158             33,158
                                                      2004      0.962          0.967             39,094
                                                      2003      0.777          0.962             38,317
                                                      2002      0.847          0.777             25,942
                                                      2001      1.000          0.847              1,000

  VIP Equity -- Income Subaccount (Initial Class)
  (11/97)...........................................  2006      1.945          2.319                 79
                                                      2005      1.852          1.945          2,120,920
                                                      2004      1.674          1.852          2,302,232
                                                      2003      1.294          1.674         11,809,489
                                                      2002      1.571          1.294         12,326,008
                                                      2001      1.666          1.571         13,504,310
                                                      2000      1.549          1.666         13,184,237
                                                      1999      1.469          1.549                411
                                                      1998      1.329          1.469                624
                                                      1997      1.294          1.326                 --
  VIP Growth Subaccount (Initial Class) (11/97).....  2006      1.629          1.727                142
                                                      2005      1.552          1.629          3,378,817
                                                      2004      1.514          1.552          3,845,340
                                                      2003      1.149          1.514         20,960,410
                                                      2002      1.657          1.149         20,810,968
                                                      2001      2.028          1.657         22,467,691
                                                      2000      2.296          2.028         22,300,692
                                                      1999      1.684          2.296                177
                                                      1998      1.221          1.684                431
                                                      1997      1.210          1.217                 --
  VIP High Income Subaccount (Initial Class)
  (11/97)...........................................  2006      1.164          1.284                 --
                                                      2005      1.142          1.164            187,401
                                                      2004      1.051          1.142            256,356
                                                      2003      0.832          1.051          1,783,443
                                                      2002      0.811          0.832          1,835,312
                                                      2001      0.926          0.811          2,043,361
                                                      2000      1.204          0.926          2,179,525
                                                      1999      1.122          1.204                 95
                                                      1998      1.185          1.122                 95
                                                      1997      1.168          1.183                 --

                                                            UNIT VALUE AT                 NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                        YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                        ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (7/01)...  2006      1.830          2.040            653,948
                                                      2005      1.563          1.830            524,518
                                                      2004      1.264          1.563            473,022
                                                      2003      0.921          1.264            353,263
                                                      2002      1.032          0.921            237,347
                                                      2001      1.000          1.032             50,422

Wells Fargo Variable Trust
  Wells Fargo VT Advantage Small/Mid Cap Value
  Subaccount (9/98).................................  2006      1.926          2.211            119,254
                                                      2005      1.666          1.926            178,068
                                                      2004      1.438          1.666            155,798
                                                      2003      1.048          1.438            164,392
                                                      2002      1.374          1.048            139,394
                                                      2001      1.331          1.374             62,073
                                                      2000      1.244          1.331             36,164
                                                      1999      1.291          1.244             15,579
                                                      1998      1.000          1.291              1,963




                         SEPARATE ACCOUNT CHARGES 0.90%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.085            167,196

  AIM V.I. Premier Equity Subaccount (Series I)
  (7/01).............................................  2006      0.835          0.879                 --
                                                       2005      0.797          0.835            194,567
                                                       2004      0.761          0.797            155,719
                                                       2003      0.614          0.761            142,910
                                                       2002      0.888          0.614            119,303
                                                       2001      1.000          0.888             17,938

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/04).............................................  2006      1.252          1.495            107,350
                                                       2005      1.108          1.252             37,996
                                                       2004      1.000          1.108             20,388

  American Funds Growth Subaccount (Class 2) (5/04)..  2006      1.255          1.371            735,285
                                                       2005      1.090          1.255            274,882
                                                       2004      1.000          1.090            100,116

  American Funds Growth -- Income Subaccount (Class
  2) (5/04)..........................................  2006      1.135          1.295            381,417
                                                       2005      1.082          1.135            141,287
                                                       2004      1.000          1.082             43,157

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Capital Appreciation Fund
  Capital Appreciation Fund (1/97)...................  2006      2.265          2.247                 --
                                                       2005      1.934          2.265          6,353,087
                                                       2004      1.633          1.934          7,119,040
                                                       2003      1.319          1.633          7,759,611
                                                       2002      1.776          1.319          8,312,995
                                                       2001      2.425          1.776          7,353,745
                                                       2000      3.132          2.425          8,351,011
                                                       1999      2.059          3.132          5,825,126
                                                       1998      1.285          2.059          2,581,625
                                                       1997      1.000          1.285            126,822

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (1/98).............................................  2006      2.296          3.015            426,723
                                                       2005      1.811          2.296            469,710
                                                       2004      1.462          1.811            439,086
                                                       2003      1.033          1.462            493,463
                                                       2002      1.178          1.033            462,012
                                                       2001      1.316          1.178            428,951
                                                       2000      1.940          1.316            416,918
                                                       1999      1.079          1.940            130,887
                                                       1998      1.000          1.079                309

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (1/99).............................................  2006      2.549          3.351                 --
                                                       2005      2.400          2.549            646,064
                                                       2004      1.843          2.400            661,395
                                                       2003      1.388          1.843            577,035
                                                       2002      1.340          1.388            566,695
                                                       2001      1.243          1.340            200,175
                                                       2000      0.955          1.243             93,827
                                                       1999      1.000          0.955             31,985

  Delaware VIP Small Cap Value Subaccount (Standard
  Class) (9/98)......................................  2006      2.356          2.713          1,236,077
                                                       2005      2.173          2.356          1,411,732
                                                       2004      1.805          2.173          1,380,320
                                                       2003      1.283          1.805          1,187,991
                                                       2002      1.371          1.283          1,043,013
                                                       2001      1.237          1.371            512,386
                                                       2000      1.056          1.237            286,654
                                                       1999      1.120          1.056            128,715
                                                       1998      1.000          1.120                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98).....................................  2006      1.122          1.295          5,225,633
                                                       2005      1.085          1.122          6,029,905
                                                       2004      1.042          1.085          7,085,943
                                                       2003      0.868          1.042          7,848,145
                                                       2002      1.051          0.868          7,987,601
                                                       2001      1.170          1.051          8,040,744
                                                       2000      1.188          1.170          7,923,781
                                                       1999      1.076          1.188          5,775,356
                                                       1998      1.000          1.076             18,841

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (9/98).....................................  2006      1.849          1.901          2,791,063
                                                       2005      1.763          1.849          3,297,157
                                                       2004      1.598          1.763          3,672,427
                                                       2003      1.224          1.598          3,791,241
                                                       2002      1.527          1.224          3,537,725
                                                       2001      1.642          1.527          2,746,630
                                                       2000      1.462          1.642          1,522,221
                                                       1999      1.198          1.462            437,132
                                                       1998      1.000          1.198              2,563

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/03)..........................................  2006      1.471          1.726                 --
                                                       2005      1.343          1.471             69,150
                                                       2004      1.203          1.343             63,881
                                                       2003      1.000          1.203                419

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)........................  2006      1.557          1.976            192,844
                                                       2005      1.233          1.557             66,965
                                                       2004      1.000          1.233             14,936

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.262          1.519            188,377
                                                       2005      1.156          1.262             80,421
                                                       2004      1.000          1.156             24,205

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.214          1.466                 --
                                                       2005      1.125          1.214             23,479
                                                       2004      1.000          1.125             13,087

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


High Yield Bond Trust
  High Yield Bond Trust (3/97).......................  2006      2.031          2.081                 --
                                                       2005      2.022          2.031          1,128,044
                                                       2004      1.876          2.022          1,205,658
                                                       2003      1.466          1.876          1,347,718
                                                       2002      1.414          1.466          1,273,395
                                                       2001      1.303          1.414          1,092,333
                                                       2000      1.302          1.303          1,041,038
                                                       1999      1.258          1.302            715,406
                                                       1998      1.191          1.258            255,952
                                                       1997      1.000          1.191              7,092

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/01).............................................  2006      1.148          1.189                 --
                                                       2005      1.076          1.148          1,582,949
                                                       2004      1.003          1.076          1,459,758
                                                       2003      0.890          1.003          1,236,613
                                                       2002      0.962          0.890            846,384
                                                       2001      1.000          0.962            164,981

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (7/01).....................................  2006      0.974          1.093            194,957
                                                       2005      0.877          0.974            266,588
                                                       2004      0.734          0.877            253,071
                                                       2003      0.550          0.734            164,576
                                                       2002      0.772          0.550             99,571
                                                       2001      1.000          0.772              8,526

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/01).....................................  2006      0.821          0.959            473,750
                                                       2005      0.784          0.821            570,927
                                                       2004      0.757          0.784            532,525
                                                       2003      0.618          0.757            460,203
                                                       2002      0.839          0.618            429,601
                                                       2001      1.000          0.839             40,798

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/04)......  2006      1.161          1.310                 --
                                                       2005      1.126          1.161             55,827
                                                       2004      1.000          1.126             13,219

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Investment Series
  LMPIS Dividend Strategy Subaccount (7/01)..........  2006      0.816          0.953            221,451
                                                       2005      0.825          0.816            135,518
                                                       2004      0.805          0.825            118,865
                                                       2003      0.658          0.805             98,038
                                                       2002      0.897          0.658             79,175
                                                       2001      1.000          0.897              9,901

  LMPIS Premier Selections All Cap Growth Subaccount
  (7/01).............................................  2006      0.931          0.990              4,226
                                                       2005      0.883          0.931              7,877
                                                       2004      0.866          0.883             10,798
                                                       2003      0.651          0.866             12,623
                                                       2002      0.897          0.651             15,167
                                                       2001      1.000          0.897              1,374

Legg Mason Partners Variable Portfolios V
  LMPVPV Small Cap Growth Opportunities Subaccount
  (7/03).............................................  2006      1.171          1.310            153,471
                                                       2005      1.126          1.171            178,619
                                                       2004      0.983          1.126             95,537
                                                       2003      0.699          0.983             79,685
                                                       2002      0.948          0.699             44,797
                                                       2001      1.000          0.948                341

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (7/01).........  2006      1.859          2.176          1,945,625
                                                       2005      1.803          1.859          3,315,988
                                                       2004      1.679          1.803          3,401,156
                                                       2003      1.219          1.679          3,127,938
                                                       2002      1.641          1.219          2,774,490
                                                       2001      1.625          1.641          1,748,997
                                                       2000      1.387          1.625            830,518
                                                       1999      1.146          1.387            200,061
                                                       1998      1.000          1.146                246

  LMPVPI Investors Subaccount (Class I) (10/98)......  2006      1.672          1.959            615,612
                                                       2005      1.584          1.672            883,934
                                                       2004      1.448          1.584            889,824
                                                       2003      1.104          1.448            902,392
                                                       2002      1.447          1.104            870,678
                                                       2001      1.524          1.447            659,155
                                                       2000      1.334          1.524            114,539
                                                       1999      1.206          1.334             62,568
                                                       1998      1.000          1.206                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01).............................................  2006      1.102          1.231            256,819
                                                       2005      1.060          1.102            241,290
                                                       2004      0.929          1.060            228,170
                                                       2003      0.630          0.929            134,409
                                                       2002      0.973          0.630             69,007
                                                       2001      1.000          0.973              2,230

  LMPVPI Total Return Subaccount (Class I) (9/98)....  2006      1.301          1.451            350,188
                                                       2005      1.270          1.301            368,465
                                                       2004      1.179          1.270            380,349
                                                       2003      1.026          1.179            474,441
                                                       2002      1.112          1.026            427,969
                                                       2001      1.131          1.112            299,085
                                                       2000      1.058          1.131            238,124
                                                       1999      1.059          1.058            128,948
                                                       1998      1.000          1.059                 --

Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (5/01).............  2006      1.060          1.206            543,728
                                                       2005      1.026          1.060            523,271
                                                       2004      0.951          1.026            445,019
                                                       2003      0.771          0.951            297,917
                                                       2002      0.943          0.771            158,885
                                                       2001      1.000          0.943              5,643

  LMPVPII Equity Index Subaccount (Class II) (5/99)..  2006      0.937          1.069          7,596,085
                                                       2005      0.907          0.937         10,446,286
                                                       2004      0.830          0.907         10,703,405
                                                       2003      0.656          0.830         11,088,386
                                                       2002      0.853          0.656         10,110,522
                                                       2001      0.982          0.853          8,223,768
                                                       2000      1.092          0.982          5,518,988
                                                       1999      1.000          1.092          1,901,306

  LMPVPII Fundamental Value Subaccount (5/01)........  2006      1.102          1.276          1,304,454
                                                       2005      1.061          1.102          3,124,271
                                                       2004      0.990          1.061          3,118,323
                                                       2003      0.720          0.990          2,853,835
                                                       2002      0.924          0.720          2,191,811
                                                       2001      1.000          0.924            440,652

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      1.018          1.050             47,841
                                                       2005      1.003          1.018             16,174
                                                       2004      1.001          1.003                 --
                                                       2003      1.000          1.001                 --

  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      1.017          1.097          2,038,211
                                                       2005      0.919          1.017          3,720,026
                                                       2004      0.844          0.919          3,621,393
                                                       2003      0.633          0.844          3,360,125
                                                       2002      0.948          0.633          2,480,829
                                                       2001      1.000          0.948            563,198

  LMPVPIII High Income Subaccount (10/96)............  2006      1.396          1.535            433,494
                                                       2005      1.373          1.396            519,496
                                                       2004      1.254          1.373            542,473
                                                       2003      0.992          1.254            536,859
                                                       2002      1.035          0.992            555,853
                                                       2001      1.085          1.035            499,948
                                                       2000      1.191          1.085            575,899
                                                       1999      1.171          1.191            469,907
                                                       1998      1.176          1.171            131,098
                                                       1997      1.000          1.176              3,775

  LMPVPIII International All Cap Growth Subaccount
  (3/97).............................................  2006      1.126          1.405          1,358,046
                                                       2005      1.017          1.126          1,627,698
                                                       2004      0.871          1.017          1,781,163
                                                       2003      0.689          0.871          1,882,936
                                                       2002      0.936          0.689          2,046,810
                                                       2001      1.373          0.936          1,871,050
                                                       2000      1.817          1.373          2,064,021
                                                       1999      1.093          1.817          1,188,533
                                                       1998      1.036          1.093            180,603
                                                       1997      1.000          1.036             17,229

  LMPVPIII Large Cap Growth Subaccount (8/98)........  2006      1.539          1.595          1,234,551
                                                       2005      1.476          1.539          1,480,944
                                                       2004      1.484          1.476          1,719,148
                                                       2003      1.015          1.484          1,941,955
                                                       2002      1.361          1.015          1,940,776
                                                       2001      1.570          1.361          1,850,997
                                                       2000      1.702          1.570          1,419,996
                                                       1999      1.313          1.702            663,945
                                                       1998      1.000          1.313              4,942

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Large Cap Value Subaccount (3/97).........  2006      1.582          1.855            574,668
                                                       2005      1.499          1.582            640,509
                                                       2004      1.368          1.499            692,603
                                                       2003      1.081          1.368            738,959
                                                       2002      1.463          1.081            842,410
                                                       2001      1.608          1.463          1,110,331
                                                       2000      1.434          1.608          1,162,121
                                                       1999      1.446          1.434            896,535
                                                       1998      1.329          1.446            509,575
                                                       1997      1.000          1.329             75,718

  LMPVPIII Money Market Subaccount (3/97)............  2006      1.253          1.299            944,285
                                                       2005      1.229          1.253          1,190,937
                                                       2004      1.229          1.229          1,343,408
                                                       2003      1.232          1.229          1,342,321
                                                       2002      1.228          1.232          1,247,340
                                                       2001      1.195          1.228          1,220,955
                                                       2000      1.137          1.195          1,095,586
                                                       1999      1.095          1.137            700,936
                                                       1998      1.052          1.095            296,260
                                                       1997      1.000          1.052             19,063

  LMPVPIII Social Awareness Stock Subaccount
  (10/96)............................................  2006      1.678          1.791          2,229,258
                                                       2005      1.622          1.678          2,509,019
                                                       2004      1.541          1.622          2,804,373
                                                       2003      1.207          1.541          3,178,233
                                                       2002      1.620          1.207          3,494,280
                                                       2001      1.939          1.620          3,425,737
                                                       2000      1.966          1.939          3,098,531
                                                       1999      1.712          1.966          2,313,144
                                                       1998      1.307          1.712            417,397
                                                       1997      1.000          1.307              6,831

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/04).............................................  2006      1.136          1.320             83,849
                                                       2005      1.110          1.136             47,923
                                                       2004      1.000          1.110             17,490

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/04).............................................  2006      1.249          1.389            164,873
                                                       2005      1.164          1.249             66,680
                                                       2004      1.000          1.164             37,796

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Managed Assets Trust
  Managed Assets Trust (3/97)........................  2006      1.914          1.980                 --
                                                       2005      1.860          1.914          8,060,964
                                                       2004      1.715          1.860          9,319,822
                                                       2003      1.419          1.715         10,487,685
                                                       2002      1.566          1.419         11,222,707
                                                       2001      1.665          1.566         10,742,074
                                                       2000      1.708          1.665         10,503,987
                                                       1999      1.509          1.708          6,231,885
                                                       1998      1.254          1.509          1,472,171
                                                       1997      1.000          1.254             74,574

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.523          2.414            907,861

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.404          1.487            145,473

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.326          1.411            387,771

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.035          1.109              3,733

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.334          1.477          1,076,631

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.247          2.314          4,957,866

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.980          2.102          6,525,662

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.554          1.636                 --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.083          2,465,798

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.017          1.010            796,763

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.187          1.184                 --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.286          1.428             90,799

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.226          1,683,191

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.461          1.578            813,581

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.063          1.124                180

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.577          1.641            526,321

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (11/06).........................................  2006      1.310          1.339            130,977

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96)..................................  2006      1.653          1.709         26,664,597
                                                       2005      1.634          1.653         31,980,172
                                                       2004      1.576          1.634         33,286,337
                                                       2003      1.506          1.576         33,323,373
                                                       2002      1.395          1.506         34,775,771
                                                       2001      1.317          1.395         30,361,670
                                                       2000      1.183          1.317         14,899,209
                                                       1999      1.227          1.183          9,288,007
                                                       1998      1.135          1.227          2,127,335
                                                       1997      1.000          1.135            115,168

  MetLife Investment International Stock Subaccount
  (Class I) (3/97)...................................  2006      1.547          1.940         14,711,960
                                                       2005      1.362          1.547         19,827,146
                                                       2004      1.196          1.362         22,557,627
                                                       2003      0.928          1.196         26,460,006
                                                       2002      1.206          0.928         30,021,643
                                                       2001      1.549          1.206         23,995,470
                                                       2000      1.699          1.549         15,136,568
                                                       1999      1.294          1.699          9,785,093
                                                       1998      1.136          1.294          2,315,866
                                                       1997      1.000          1.136            145,853

  MetLife Investment Large Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.259          1.405         30,110,991
                                                       2005      1.191          1.259         36,861,012
                                                       2004      1.092          1.191         40,567,075
                                                       2003      0.860          1.092         44,895,679
                                                       2002      1.124          0.860         42,762,585
                                                       2001      1.347          1.124         33,478,901
                                                       2000      1.598          1.347         21,922,793
                                                       1999      1.617          1.598         12,359,933
                                                       1998      1.412          1.617          3,149,947
                                                       1997      1.000          1.412            185,044

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MetLife Investment Small Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.642          1.849         10,362,805
                                                       2005      1.544          1.642         13,217,353
                                                       2004      1.356          1.544         14,893,781
                                                       2003      0.956          1.356         17,742,614
                                                       2002      1.265          0.956         16,221,571
                                                       2001      1.257          1.265         14,103,051
                                                       2000      1.152          1.257         16,945,813
                                                       1999      0.850          1.152         11,854,378
                                                       1998      0.939          0.850          2,811,132
                                                       1997      1.000          0.939            129,811

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.364          1.338          1,792,071

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.409          1.471          1,056,800

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.180          1.212          4,060,443

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.364          1.389         10,883,029

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.620          1.670          5,275,553

  MSF MetLife Aggressive Allocation Subaccount
  (1/06).............................................  2006      1.000          1.101             16,445
                                                       2005      1.000          1.000                 --

  MSF MetLife Conservative Allocation Subaccount
  (2/06).............................................  2006      1.000          1.054              2,856
                                                       2005      1.000          1.000                 --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06)..................................  2006      1.000          1.072            135,541
                                                       2005      1.000          1.000                 --

  MSF MetLife Moderate Allocation Subaccount (2/06)..  2006      1.000          1.089            199,419
                                                       2005      1.000          1.000                 --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06)..................................  2006      1.000          1.107             73,043
                                                       2005      1.000          1.000                 --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      2.048          2.199          4,296,637

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.056            269,988

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      2.081          2.221            946,748

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.702          1.770          1,494,843

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Money Market Portfolio
  Money Market Subaccount (9/98).....................  2006      1.167          1.180                 --
                                                       2005      1.145          1.167          4,167,488
                                                       2004      1.144          1.145          3,813,983
                                                       2003      1.145          1.144          4,725,783
                                                       2002      1.140          1.145          4,862,455
                                                       2001      1.108          1.140          3,329,970
                                                       2000      1.053          1.108          1,855,767
                                                       1999      1.012          1.053          1,189,996
                                                       1998      1.000          1.012              9,415

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (5/04).....................................  2006      1.129          1.196                 --
                                                       2005      1.077          1.129              4,091
                                                       2004      1.000          1.077              3,315

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (10/05).....................................  2006      1.000          0.998              4,407
                                                       2005      1.000          1.000              1,413

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (7/01)......................................  2006      1.255          1.291          1,270,331
                                                       2005      1.236          1.255          1,495,695
                                                       2004      1.189          1.236          1,382,613
                                                       2003      1.142          1.189          1,042,471
                                                       2002      1.056          1.142            889,048
                                                       2001      1.000          1.056             53,795

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (7/01).............................................  2006      0.836          0.921              1,698
                                                       2005      0.787          0.836             26,717
                                                       2004      0.738          0.787             17,365
                                                       2003      0.564          0.738             29,852
                                                       2002      0.808          0.564             55,233
                                                       2001      1.000          0.808                 24

  Putnam VT International Equity Subaccount (Class
  IB) (7/01).........................................  2006      1.145          1.449            394,641
                                                       2005      1.030          1.145            451,543
                                                       2004      0.894          1.030            422,444
                                                       2003      0.702          0.894            391,357
                                                       2002      0.860          0.702            361,446
                                                       2001      1.000          0.860             28,620

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (7/01).............................................  2006      1.741          2.023            628,760
                                                       2005      1.641          1.741            622,184
                                                       2004      1.312          1.641            585,757
                                                       2003      0.885          1.312            483,680
                                                       2002      1.092          0.885            354,693
                                                       2001      1.000          1.092             82,682

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (5/01).............................................  2006      0.953          1.017                 --
                                                       2005      0.885          0.953            912,697
                                                       2004      0.838          0.885          1,104,995
                                                       2003      0.654          0.838          1,071,564
                                                       2002      0.867          0.654          1,031,030
                                                       2001      1.000          0.867              2,726

  Travelers Convertible Securities Subaccount
  (8/99).............................................  2006      1.455          1.554                 --
                                                       2005      1.463          1.455                 --
                                                       2004      1.388          1.463                 --
                                                       2003      1.110          1.388                 --
                                                       2002      1.204          1.110                 --
                                                       2001      1.225          1.204                 --
                                                       2000      1.098          1.225                 --
                                                       1999      1.000          1.098                 --

  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98).............................................  2006      2.305          2.523                 --
                                                       2005      2.069          2.305          1,037,187
                                                       2004      1.793          2.069          1,060,803
                                                       2003      1.352          1.793          1,121,697
                                                       2002      1.593          1.352          1,139,600
                                                       2001      1.675          1.593            887,516
                                                       2000      1.449          1.675            551,755
                                                       1999      1.289          1.449            240,631
                                                       1998      1.000          1.289                 --

  Travelers Equity Income Subaccount (7/97)..........  2006      1.538          1.620                 --
                                                       2005      1.486          1.538          6,984,373
                                                       2004      1.364          1.486          7,766,610
                                                       2003      1.050          1.364          8,505,278
                                                       2002      1.231          1.050          9,014,270
                                                       2001      1.330          1.231          8,908,492
                                                       2000      1.229          1.330          8,694,057
                                                       1999      1.182          1.229          6,669,310
                                                       1998      1.062          1.182          2,633,036
                                                       1997      1.000          1.062             66,733

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated High Yield Subaccount (10/97)..  2006      1.366          1.404                 --
                                                       2005      1.344          1.366            144,690
                                                       2004      1.229          1.344            145,493
                                                       2003      1.013          1.229            142,648
                                                       2002      0.985          1.013            136,893
                                                       2001      0.975          0.985            213,598
                                                       2000      1.072          0.975            279,023
                                                       1999      1.049          1.072            218,380
                                                       1998      1.011          1.049             99,171
                                                       1997      1.000          1.011              3,118

  Travelers Federated Stock Subaccount (7/97)........  2006      1.581          1.641                 --
                                                       2005      1.515          1.581          1,265,945
                                                       2004      1.383          1.515          1,402,815
                                                       2003      1.093          1.383          1,405,284
                                                       2002      1.367          1.093          1,644,124
                                                       2001      1.357          1.367          1,405,018
                                                       2000      1.320          1.357          1,809,305
                                                       1999      1.264          1.320          1,413,168
                                                       1998      1.083          1.264            591,770
                                                       1997      1.000          1.083             21,106

  Travelers Large Cap Subaccount (7/97)..............  2006      1.320          1.364                 --
                                                       2005      1.226          1.320          5,416,783
                                                       2004      1.161          1.226          6,291,689
                                                       2003      0.940          1.161          7,068,308
                                                       2002      1.228          0.940          7,267,402
                                                       2001      1.499          1.228          7,061,359
                                                       2000      1.769          1.499          7,995,633
                                                       1999      1.380          1.769          4,955,852
                                                       1998      1.028          1.380            520,424
                                                       1997      1.000          1.028             15,145

  Travelers Mercury Large Cap Core Subaccount
  (10/98)............................................  2006      1.246          1.326                 --
                                                       2005      1.122          1.246            401,825
                                                       2004      0.977          1.122            369,816
                                                       2003      0.814          0.977            410,094
                                                       2002      1.097          0.814            463,710
                                                       2001      1.427          1.097            367,340
                                                       2000      1.525          1.427            271,264
                                                       1999      1.245          1.525            120,603
                                                       1998      1.000          1.245                214

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Mid Cap Growth Subaccount (9/98).....  2006      1.286          1.364                 --
                                                       2005      1.259          1.286          2,285,720
                                                       2004      1.113          1.259          2,446,747
                                                       2003      0.820          1.113          2,656,075
                                                       2002      1.617          0.820          2,515,434
                                                       2001      2.137          1.617          1,931,448
                                                       2000      1.972          2.137          1,377,795
                                                       1999      1.212          1.972            154,186
                                                       1998      1.000          1.212                538

  Travelers MFS Total Return Subaccount (3/97).......  2006      1.979          2.048                 --
                                                       2005      1.940          1.979          4,969,495
                                                       2004      1.756          1.940          4,604,359
                                                       2003      1.520          1.756          4,176,293
                                                       2002      1.619          1.520          3,806,000
                                                       2001      1.634          1.619          2,739,880
                                                       2000      1.414          1.634          1,737,087
                                                       1999      1.390          1.414          1,607,844
                                                       1998      1.256          1.390            338,122
                                                       1997      1.000          1.256             11,241

  Travelers MFS Value Subaccount (5/04)..............  2006      1.188          1.286                 --
                                                       2005      1.126          1.188              6,233
                                                       2004      1.000          1.126              3,503

  Travelers Mondrian International Stock Subaccount
  (8/97).............................................  2006      1.159          1.334                 --
                                                       2005      1.068          1.159          1,203,096
                                                       2004      0.931          1.068          1,168,328
                                                       2003      0.730          0.931          1,114,148
                                                       2002      0.847          0.730          1,208,152
                                                       2001      1.157          0.847          1,156,058
                                                       2000      1.319          1.157          1,022,403
                                                       1999      1.093          1.319            440,369
                                                       1998      0.979          1.093            139,586
                                                       1997      1.000          0.979              3,686

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Fund Subaccount (3/97)...........  2006      1.373          1.461                 --
                                                       2005      1.308          1.373            999,949
                                                       2004      1.187          1.308          1,089,065
                                                       2003      0.968          1.187          1,202,636
                                                       2002      1.399          0.968          1,171,906
                                                       2001      1.834          1.399          1,031,776
                                                       2000      1.489          1.834            656,973
                                                       1999      1.504          1.489            375,024
                                                       1998      1.284          1.504             77,322
                                                       1997      1.000          1.284              1,816

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.008          1.063                 --
                                                       2005      1.000          1.008                 --

  Travelers Pioneer Strategic Income Subaccount
  (10/96)............................................  2006      1.558          1.577                 --
                                                       2005      1.516          1.558            531,932
                                                       2004      1.379          1.516            517,204
                                                       2003      1.164          1.379            513,026
                                                       2002      1.109          1.164            505,465
                                                       2001      1.074          1.109            452,977
                                                       2000      1.088          1.074            358,569
                                                       1999      1.086          1.088            249,302
                                                       1998      1.088          1.086             95,775
                                                       1997      1.000          1.088              1,776

  Travelers Quality Bond Subaccount (9/97)...........  2006      1.419          1.409                 --
                                                       2005      1.409          1.419          1,206,162
                                                       2004      1.376          1.409          1,257,867
                                                       2003      1.298          1.376          1,262,182
                                                       2002      1.238          1.298          1,222,675
                                                       2001      1.166          1.238          1,017,864
                                                       2000      1.100          1.166            536,459
                                                       1999      1.098          1.100            382,500
                                                       1998      1.020          1.098                806

  Travelers Strategic Equity Subaccount (3/97).......  2006      1.517          1.587                 --
                                                       2005      1.501          1.517          6,825,267
                                                       2004      1.374          1.501          7,455,295
                                                       2003      1.046          1.374          8,333,571
                                                       2002      1.589          1.046          8,885,320
                                                       2001      1.850          1.589          8,483,917
                                                       2000      2.283          1.850          7,514,662
                                                       1999      1.742          2.283          4,335,442
                                                       1998      1.362          1.742          1,050,338
                                                       1997      1.000          1.362             27,182

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.029          1.187                 --
                                                       2005      1.000          1.029                 --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (3/06)..................................  2006      1.000          1.035                 --
                                                       2005      1.000          1.000                 --

  Travelers U.S. Government Securities Subaccount
  (10/96)............................................  2006      1.762          1.702                 --
                                                       2005      1.704          1.762          2,180,068
                                                       2004      1.620          1.704          2,433,134
                                                       2003      1.591          1.620          2,731,377
                                                       2002      1.413          1.591          2,516,486
                                                       2001      1.347          1.413          1,682,264
                                                       2000      1.188          1.347          1,106,538
                                                       1999      1.250          1.188            880,918
                                                       1998      1.145          1.250            210,497
                                                       1997      1.000          1.145              3,011

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (5/03).............................................  2006      1.508          1.734            259,543
                                                       2005      1.462          1.508            158,092
                                                       2004      1.256          1.462            103,874
                                                       2003      1.000          1.256             62,135

  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01).............................................  2006      0.871          0.922             19,445
                                                       2005      0.815          0.871             24,092
                                                       2004      0.792          0.815             43,549
                                                       2003      0.636          0.792             31,131
                                                       2002      0.911          0.636             28,795
                                                       2001      1.000          0.911              5,450

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (7/03).........................................  2006      0.775          0.788            305,776
                                                       2005      0.727          0.775            339,317
                                                       2004      0.687          0.727            257,071
                                                       2003      0.545          0.687            254,916
                                                       2002      0.817          0.545            205,986
                                                       2001      1.000          0.817              7,044

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (4/03).............................................  2006      1.426          1.574          1,157,990
                                                       2005      1.233          1.426          1,184,373
                                                       2004      1.081          1.233            633,884
                                                       2003      0.850          1.081            363,655
                                                       2002      0.949          0.850            310,059
                                                       2001      1.000          0.949             73,676

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (9/01)...........................  2006      1.152          1.300             39,697
                                                       2005      0.963          1.152             45,237
                                                       2004      0.960          0.963             48,367
                                                       2003      0.775          0.960             88,206
                                                       2002      0.846          0.775             67,081
                                                       2001      1.000          0.846              1,317

  VIP Mid Cap Subaccount (Service Class 2) (7/01)....  2006      1.821          2.029            998,426
                                                       2005      1.557          1.821          1,043,023
                                                       2004      1.260          1.557            881,226
                                                       2003      0.920          1.260            622,123
                                                       2002      1.032          0.920            481,321
                                                       2001      1.000          1.032             13,933

Wells Fargo Variable Trust
  Wells Fargo VT Advantage Small/Mid Cap Value
  Subaccount (9/98)..................................  2006      1.912          2.193            317,517
                                                       2005      1.656          1.912            364,461
                                                       2004      1.431          1.656            363,799
                                                       2003      1.043          1.431            352,110
                                                       2002      1.370          1.043            363,737
                                                       2001      1.328          1.370            162,224
                                                       2000      1.242          1.328             51,233
                                                       1999      1.290          1.242             16,658
                                                       1998      1.000          1.290                325




                         SEPARATE ACCOUNT CHARGES 1.15%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.083             4,745

  AIM V.I. Premier Equity Subaccount (Series I)
  (7/01).............................................  2006      0.825          0.868                --
                                                       2005      0.790          0.825             4,831
                                                       2004      0.756          0.790             2,999
                                                       2003      0.611          0.756             1,412
                                                       2002      0.886          0.611                --
                                                       2001      1.000          0.886                --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/04).............................................  2006      1.247          1.485           119,009
                                                       2005      1.106          1.247            23,568
                                                       2004      1.000          1.106                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  American Funds Growth Subaccount (Class 2) (5/04)..  2006      1.250          1.362           265,631
                                                       2005      1.088          1.250            81,797
                                                       2004      1.000          1.088             2,690

  American Funds Growth -- Income Subaccount (Class
  2) (5/04)..........................................  2006      1.130          1.287           474,036
                                                       2005      1.080          1.130           445,525
                                                       2004      1.000          1.080             3,166

Capital Appreciation Fund
  Capital Appreciation Fund (1/97)...................  2006      2.214          2.194                --
                                                       2005      1.894          2.214         2,477,295
                                                       2004      1.603          1.894         1,739,170
                                                       2003      1.298          1.603         1,800,543
                                                       2002      1.753          1.298         1,993,402
                                                       2001      2.400          1.753         1,026,204
                                                       2000      3.107          2.400           909,468
                                                       1999      2.047          3.107           809,231
                                                       1998      1.282          2.047           429,279
                                                       1997      1.000          1.282            58,734

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (1/98).............................................  2006      2.255          2.954            54,320
                                                       2005      1.783          2.255            47,608
                                                       2004      1.444          1.783            68,011
                                                       2003      1.022          1.444            64,081
                                                       2002      1.169          1.022            55,791
                                                       2001      1.309          1.169            46,246
                                                       2000      1.934          1.309            22,906
                                                       1999      1.079          1.934             1,865
                                                       1998      1.000          1.079                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (1/99).............................................  2006      2.505          3.285                --
                                                       2005      2.365          2.505           130,738
                                                       2004      1.821          2.365            68,411
                                                       2003      1.374          1.821            36,499
                                                       2002      1.330          1.374            28,806
                                                       2001      1.237          1.330            17,886
                                                       2000      0.952          1.237             6,571
                                                       1999      1.000          0.952             2,453

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Delaware VIP Small Cap Value Subaccount (Standard
  Class) (9/98)......................................  2006      2.314          2.658           124,764
                                                       2005      2.139          2.314           105,070
                                                       2004      1.781          2.139           137,100
                                                       2003      1.269          1.781           113,727
                                                       2002      1.360          1.269            82,340
                                                       2001      1.230          1.360            31,849
                                                       2000      1.053          1.230            30,241
                                                       1999      1.120          1.053             9,931
                                                       1998      1.000          1.120             3,994

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/98).....................................  2006      1.102          1.268           483,463
                                                       2005      1.068          1.102           478,623
                                                       2004      1.028          1.068           488,966
                                                       2003      0.858          1.028           518,166
                                                       2002      1.042          0.858           503,174
                                                       2001      1.163          1.042           389,965
                                                       2000      1.184          1.163           274,697
                                                       1999      1.074          1.184           100,924
                                                       1998      1.000          1.074             1,944

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (9/98).....................................  2006      1.815          1.862           703,315
                                                       2005      1.736          1.815           667,057
                                                       2004      1.577          1.736           520,898
                                                       2003      1.211          1.577           440,247
                                                       2002      1.515          1.211           368,770
                                                       2001      1.632          1.515           277,391
                                                       2000      1.457          1.632           156,058
                                                       1999      1.197          1.457            44,319
                                                       1998      1.000          1.197             1,114

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/03)..........................................  2006      1.461          1.710                --
                                                       2005      1.337          1.461            42,785
                                                       2004      1.201          1.337            25,753
                                                       2003      1.000          1.201                --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)........................  2006      1.550          1.963           122,219
                                                       2005      1.231          1.550            33,302
                                                       2004      1.000          1.231                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.257          1.509           170,596
                                                       2005      1.154          1.257           160,940
                                                       2004      1.000          1.154           101,332

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.209          1.456                --
                                                       2005      1.123          1.209           901,050
                                                       2004      1.000          1.123                --

High Yield Bond Trust
  High Yield Bond Trust (3/97).......................  2006      1.984          2.032                --
                                                       2005      1.981          1.984           333,176
                                                       2004      1.843          1.981           284,411
                                                       2003      1.443          1.843           249,343
                                                       2002      1.396          1.443           260,817
                                                       2001      1.289          1.396           190,095
                                                       2000      1.292          1.289           110,433
                                                       1999      1.251          1.292            64,829
                                                       1998      1.188          1.251            33,994
                                                       1997      1.000          1.188             3,683

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/01).............................................  2006      1.135          1.174                --
                                                       2005      1.066          1.135            66,247
                                                       2004      0.996          1.066            46,310
                                                       2003      0.886          0.996            19,355
                                                       2002      0.960          0.886             3,729
                                                       2001      1.000          0.960                --

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (7/01).....................................  2006      0.962          1.078            56,269
                                                       2005      0.869          0.962            48,318
                                                       2004      0.729          0.869            44,929
                                                       2003      0.548          0.729            30,870
                                                       2002      0.771          0.548             8,353
                                                       2001      1.000          0.771               276

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/01).....................................  2006      0.811          0.946            38,600
                                                       2005      0.777          0.811            58,347
                                                       2004      0.752          0.777            21,888
                                                       2003      0.615          0.752            10,406
                                                       2002      0.838          0.615            13,379
                                                       2001      1.000          0.838               312

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/04)......  2006      1.156          1.302                --
                                                       2005      1.124          1.156            18,518
                                                       2004      1.000          1.124             1,038

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Investment Series
  LMPIS Dividend Strategy Subaccount (7/01)..........  2006      0.806          0.940            31,397
                                                       2005      0.817          0.806            28,767
                                                       2004      0.799          0.817            74,501
                                                       2003      0.655          0.799            56,049
                                                       2002      0.895          0.655            11,089
                                                       2001      1.000          0.895             6,649

  LMPIS Premier Selections All Cap Growth Subaccount
  (7/01).............................................  2006      0.920          0.976                --
                                                       2005      0.875          0.920                --
                                                       2004      0.861          0.875               453
                                                       2003      0.648          0.861               453
                                                       2002      0.896          0.648                38
                                                       2001      1.000          0.896                --

Legg Mason Partners Variable Portfolios V
  LMPVPV Small Cap Growth Opportunities Subaccount
  (7/03).............................................  2006      1.157          1.292            47,691
                                                       2005      1.116          1.157            34,134
                                                       2004      0.977          1.116             5,571
                                                       2003      0.696          0.977             1,974
                                                       2002      0.947          0.696            42,437
                                                       2001      1.000          0.947                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (7/01).........  2006      1.826          2.132           218,572
                                                       2005      1.775          1.826           203,410
                                                       2004      1.658          1.775           261,535
                                                       2003      1.206          1.658           221,186
                                                       2002      1.628          1.206           158,645
                                                       2001      1.616          1.628            94,673
                                                       2000      1.383          1.616            50,827
                                                       1999      1.146          1.383             6,664
                                                       1998      1.000          1.146               164

  LMPVPI Investors Subaccount (Class I) (10/98)......  2006      1.642          1.919           142,965
                                                       2005      1.559          1.642           120,447
                                                       2004      1.429          1.559           113,922
                                                       2003      1.092          1.429            91,499
                                                       2002      1.436          1.092            75,511
                                                       2001      1.515          1.436            26,027
                                                       2000      1.330          1.515             5,096
                                                       1999      1.205          1.330             1,501
                                                       1998      1.000          1.205                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01).............................................  2006      1.089          1.214            52,885
                                                       2005      1.050          1.089            47,796
                                                       2004      0.923          1.050            44,056
                                                       2003      0.627          0.923            36,074
                                                       2002      0.971          0.627            14,644
                                                       2001      1.000          0.971               172

  LMPVPI Total Return Subaccount (Class I) (9/98)....  2006      1.277          1.422            21,039
                                                       2005      1.251          1.277            22,927
                                                       2004      1.163          1.251            18,533
                                                       2003      1.015          1.163            23,633
                                                       2002      1.103          1.015            25,428
                                                       2001      1.125          1.103            18,515
                                                       2000      1.054          1.125             4,091
                                                       1999      1.058          1.054             1,458
                                                       1998      1.000          1.058                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (5/01).............  2006      1.048          1.189            45,723
                                                       2005      1.016          1.048            47,958
                                                       2004      0.945          1.016            25,317
                                                       2003      0.767          0.945             5,257
                                                       2002      0.941          0.767               361
                                                       2001      1.000          0.941                --

  LMPVPII Equity Index Subaccount (Class II) (5/99)..  2006      0.922          1.049           706,127
                                                       2005      0.895          0.922           626,919
                                                       2004      0.821          0.895         1,472,371
                                                       2003      0.650          0.821         1,587,411
                                                       2002      0.847          0.650         1,834,601
                                                       2001      0.978          0.847           297,514
                                                       2000      1.091          0.978           139,132
                                                       1999      1.000          1.091            11,806

  LMPVPII Fundamental Value Subaccount (5/01)........  2006      1.089          1.258           102,989
                                                       2005      1.052          1.089            89,441
                                                       2004      0.983          1.052            76,994
                                                       2003      0.717          0.983            52,791
                                                       2002      0.922          0.717            27,483
                                                       2001      1.000          0.922             3,159

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      1.012          1.042            34,273
                                                       2005      1.000          1.012             9,179
                                                       2004      1.000          1.000                --
                                                       2003      1.000          1.000                --

  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      1.005          1.081           603,150
                                                       2005      0.911          1.005           447,111
                                                       2004      0.838          0.911           242,272
                                                       2003      0.630          0.838           144,692
                                                       2002      0.947          0.630            54,158
                                                       2001      1.000          0.947             4,297

  LMPVPIII High Income Subaccount (10/96)............  2006      1.364          1.497           132,466
                                                       2005      1.345          1.364           123,485
                                                       2004      1.232          1.345           108,361
                                                       2003      0.977          1.232           108,788
                                                       2002      1.022          0.977            90,083
                                                       2001      1.074          1.022            95,509
                                                       2000      1.181          1.074            25,916
                                                       1999      1.165          1.181            19,237
                                                       1998      1.173          1.165            14,828
                                                       1997      1.000          1.173             2,552

  LMPVPIII International All Cap Growth Subaccount
  (3/97).............................................  2006      1.101          1.369           261,654
                                                       2005      0.997          1.101           271,620
                                                       2004      0.855          0.997           293,359
                                                       2003      0.679          0.855           316,712
                                                       2002      0.924          0.679           281,821
                                                       2001      1.358          0.924           200,689
                                                       2000      1.803          1.358           138,505
                                                       1999      1.087          1.803            92,095
                                                       1998      1.033          1.087            54,366
                                                       1997      1.000          1.033             4,658

  LMPVPIII Large Cap Growth Subaccount (8/98)........  2006      1.511          1.562           752,722
                                                       2005      1.453          1.511           813,934
                                                       2004      1.464          1.453           471,937
                                                       2003      1.004          1.464           358,583
                                                       2002      1.350          1.004           266,392
                                                       2001      1.561          1.350           211,516
                                                       2000      1.697          1.561           142,591
                                                       1999      1.312          1.697            51,499
                                                       1998      1.000          1.312                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Large Cap Value Subaccount (3/97).........  2006      1.546          1.808           217,521
                                                       2005      1.469          1.546           233,308
                                                       2004      1.343          1.469           325,091
                                                       2003      1.065          1.343           294,442
                                                       2002      1.444          1.065           249,688
                                                       2001      1.591          1.444           201,867
                                                       2000      1.423          1.591           159,017
                                                       1999      1.438          1.423           107,554
                                                       1998      1.324          1.438            81,366
                                                       1997      1.000          1.324             9,074

  LMPVPIII Money Market Subaccount (3/97)............  2006      1.224          1.266         1,014,016
                                                       2005      1.204          1.224           865,878
                                                       2004      1.207          1.204           548,407
                                                       2003      1.213          1.207           502,040
                                                       2002      1.212          1.213           522,225
                                                       2001      1.182          1.212           424,446
                                                       2000      1.128          1.182           353,131
                                                       1999      1.089          1.128           152,444
                                                       1998      1.048          1.089           371,996
                                                       1997      1.000          1.048            24,063

  LMPVPIII Social Awareness Stock Subaccount
  (10/96)............................................  2006      1.640          1.746           363,311
                                                       2005      1.589          1.640           394,874
                                                       2004      1.513          1.589           439,540
                                                       2003      1.188          1.513           428,528
                                                       2002      1.599          1.188           396,867
                                                       2001      1.918          1.599           313,580
                                                       2000      1.950          1.918           249,227
                                                       1999      1.703          1.950           139,985
                                                       1998      1.303          1.703            81,076
                                                       1997      1.000          1.303             4,602

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/04).............................................  2006      1.131          1.311             4,666
                                                       2005      1.108          1.131               546
                                                       2004      1.000          1.108                --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/04).............................................  2006      1.243          1.380             1,859
                                                       2005      1.162          1.243               135
                                                       2004      1.000          1.162                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Managed Assets Trust
  Managed Assets Trust (3/97)........................  2006      1.871          1.933                --
                                                       2005      1.822          1.871           663,326
                                                       2004      1.684          1.822           959,539
                                                       2003      1.397          1.684         1,016,680
                                                       2002      1.546          1.397         1,058,871
                                                       2001      1.648          1.546           659,963
                                                       2000      1.694          1.648           459,188
                                                       1999      1.500          1.694           274,379
                                                       1998      1.250          1.500           146,528
                                                       1997      1.000          1.250            12,488

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.476          2.365           364,945

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.374          1.453            16,710

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.301          1.382            41,400

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.035          1.107            14,240

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.305          1.443            81,224

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.194          2.256         2,506,161

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.933          2.049           627,119

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.528          1.606            23,923

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.081           238,788

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.005          0.995            55,010

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.185          1.180            29,932

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.280          1.419         1,920,734

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.224           513,630

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.426          1.538           186,585

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.061          1.120                64

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.540          1.600           302,457

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (11/06).........................................  2006      1.302          1.331            51,735

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond Subaccount
  (Class I) (10/96)..................................  2006      1.615          1.666         3,159,459
                                                       2005      1.601          1.615         3,084,611
                                                       2004      1.548          1.601         2,991,212
                                                       2003      1.483          1.548         2,953,611
                                                       2002      1.376          1.483         3,021,646
                                                       2001      1.303          1.376         2,567,937
                                                       2000      1.173          1.303         1,180,423
                                                       1999      1.220          1.173           415,013
                                                       1998      1.132          1.220           154,138
                                                       1997      1.000          1.132            24,590

  MetLife Investment International Stock Subaccount
  (Class I) (3/97)...................................  2006      1.512          1.891         1,647,916
                                                       2005      1.334          1.512         1,941,264
                                                       2004      1.175          1.334         2,909,419
                                                       2003      0.914          1.175         3,343,488
                                                       2002      1.190          0.914         3,800,784
                                                       2001      1.532          1.190         2,019,758
                                                       2000      1.685          1.532         1,092,967
                                                       1999      1.286          1.685           564,777
                                                       1998      1.133          1.286           210,146
                                                       1997      1.000          1.133            25,148

  MetLife Investment Large Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.230          1.369         3,400,027
                                                       2005      1.167          1.230         3,599,368
                                                       2004      1.072          1.167         3,823,809
                                                       2003      0.847          1.072         4,135,294
                                                       2002      1.110          0.847         3,561,773
                                                       2001      1.333          1.110         2,715,265
                                                       2000      1.585          1.333         1,661,400
                                                       1999      1.608          1.585           763,197
                                                       1998      1.408          1.608           347,272
                                                       1997      1.000          1.408            95,491

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MetLife Investment Small Company Stock Subaccount
  (Class I) (10/96)..................................  2006      1.604          1.803         1,232,826
                                                       2005      1.513          1.604         1,316,120
                                                       2004      1.331          1.513         1,313,625
                                                       2003      0.941          1.331         1,517,445
                                                       2002      1.248          0.941         1,218,122
                                                       2001      1.243          1.248           991,516
                                                       2000      1.142          1.243         1,071,633
                                                       1999      0.845          1.142           627,445
                                                       1998      0.936          0.845           236,065
                                                       1997      1.000          0.936            24,064

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.338          1.310           388,150

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.379          1.437           447,838

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.158          1.188         3,215,541

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.334          1.356         1,320,970

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.585          1.631           382,714

  MSF MetLife Aggressive Allocation Subaccount
  (1/06).............................................  2006      1.000          1.098             2,538
                                                       2005      1.000          1.000                --

  MSF MetLife Conservative Allocation Subaccount
  (2/06).............................................  2006      1.000          1.052            25,702
                                                       2005      1.000          1.000                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (2/06)..................................  2006      1.000          1.070            99,260
                                                       2005      1.000          1.000                --

  MSF MetLife Moderate Allocation Subaccount (2/06)..  2006      1.000          1.087           160,226
                                                       2005      1.000          1.000                --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (2/06)..................................  2006      1.000          1.105            97,071
                                                       2005      1.000          1.000                --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.999          2.144         2,442,765

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.054         1,236,065

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      2.032          2.165           365,145

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.662          1.725           639,799

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Money Market Portfolio
  Money Market Subaccount (9/98).....................  2006      1.146          1.158                --
                                                       2005      1.127          1.146         1,320,152
                                                       2004      1.128          1.127           627,877
                                                       2003      1.133          1.128           590,251
                                                       2002      1.130          1.133           647,155
                                                       2001      1.102          1.130           345,550
                                                       2000      1.049          1.102           100,622
                                                       1999      1.011          1.049            41,317
                                                       1998      1.000          1.011             3,453

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (5/04).....................................  2006      1.124          1.190                --
                                                       2005      1.076          1.124                --
                                                       2004      1.000          1.076                --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (10/05).....................................  2006      0.999          0.994                --
                                                       2005      1.000          0.999                --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (7/01)......................................  2006      1.240          1.273           198,678
                                                       2005      1.224          1.240           155,217
                                                       2004      1.181          1.224           137,113
                                                       2003      1.137          1.181           164,279
                                                       2002      1.055          1.137            29,918
                                                       2001      1.000          1.055             5,387

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (7/01).............................................  2006      0.827          0.908             8,677
                                                       2005      0.780          0.827            15,111
                                                       2004      0.733          0.780            13,080
                                                       2003      0.562          0.733            10,885
                                                       2002      0.807          0.562             8,720
                                                       2001      1.000          0.807             8,360

  Putnam VT International Equity Subaccount (Class
  IB) (7/01).........................................  2006      1.132          1.429            45,624
                                                       2005      1.020          1.132            44,320
                                                       2004      0.888          1.020            38,611
                                                       2003      0.699          0.888            21,113
                                                       2002      0.859          0.699            17,075
                                                       2001      1.000          0.859                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (7/01).............................................  2006      1.721          1.995           232,931
                                                       2005      1.626          1.721           146,395
                                                       2004      1.303          1.626            91,130
                                                       2003      0.881          1.303            63,649
                                                       2002      1.090          0.881            75,450
                                                       2001      1.000          1.090               258

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (5/01).............................................  2006      0.942          1.005                --
                                                       2005      0.876          0.942            47,271
                                                       2004      0.832          0.876            60,480
                                                       2003      0.651          0.832            48,589
                                                       2002      0.865          0.651            44,857
                                                       2001      1.000          0.865             6,390

  Travelers Convertible Securities Subaccount
  (8/99).............................................  2006      1.432          1.528                --
                                                       2005      1.443          1.432            19,865
                                                       2004      1.373          1.443            16,992
                                                       2003      1.100          1.373            12,649
                                                       2002      1.197          1.100            11,298
                                                       2001      1.221          1.197             4,158
                                                       2000      1.097          1.221                --
                                                       1999      1.000          1.097                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (9/98).............................................  2006      2.264          2.476                --
                                                       2005      2.037          2.264           371,108
                                                       2004      1.769          2.037           101,002
                                                       2003      1.338          1.769            75,678
                                                       2002      1.580          1.338            61,997
                                                       2001      1.665          1.580            26,479
                                                       2000      1.444          1.665             8,052
                                                       1999      1.288          1.444             1,943
                                                       1998      1.000          1.288               111

  Travelers Equity Income Subaccount (7/97)..........  2006      1.506          1.585                --
                                                       2005      1.458          1.506           365,688
                                                       2004      1.343          1.458         1,272,888
                                                       2003      1.035          1.343         1,348,991
                                                       2002      1.217          1.035         1,535,264
                                                       2001      1.318          1.217           408,945
                                                       2000      1.222          1.318           366,173
                                                       1999      1.178          1.222           312,472
                                                       1998      1.061          1.178           163,749
                                                       1997      1.000          1.061             3,543

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated High Yield Subaccount (10/97)..  2006      1.338          1.374                --
                                                       2005      1.320          1.338            14,688
                                                       2004      1.210          1.320             7,239
                                                       2003      1.000          1.210             9,450
                                                       2002      0.975          1.000             8,869
                                                       2001      0.968          0.975            10,198
                                                       2000      1.066          0.968            11,277
                                                       1999      1.046          1.066            12,756
                                                       1998      1.010          1.046             5,125
                                                       1997      1.000          1.010               123

  Travelers Federated Stock Subaccount (7/97)........  2006      1.548          1.605                --
                                                       2005      1.487          1.548            71,923
                                                       2004      1.360          1.487           108,852
                                                       2003      1.078          1.360           138,814
                                                       2002      1.352          1.078           128,587
                                                       2001      1.345          1.352           103,525
                                                       2000      1.311          1.345            85,674
                                                       1999      1.259          1.311            61,526
                                                       1998      1.082          1.259            14,772
                                                       1997      1.000          1.082             1,132

  Travelers Large Cap Subaccount (7/97)..............  2006      1.293          1.334                --
                                                       2005      1.203          1.293           453,634
                                                       2004      1.143          1.203           668,030
                                                       2003      0.927          1.143           708,142
                                                       2002      1.215          0.927           694,193
                                                       2001      1.486          1.215           605,872
                                                       2000      1.758          1.486           422,579
                                                       1999      1.375          1.758           234,329
                                                       1998      1.027          1.375            68,162
                                                       1997      1.000          1.027             3,857

  Travelers Mercury Large Cap Core Subaccount
  (10/98)............................................  2006      1.224          1.301                --
                                                       2005      1.105          1.224            20,460
                                                       2004      0.964          1.105            25,111
                                                       2003      0.805          0.964            36,279
                                                       2002      1.088          0.805            28,508
                                                       2001      1.420          1.088            20,448
                                                       2000      1.521          1.420            12,601
                                                       1999      1.244          1.521             1,167
                                                       1998      1.000          1.244                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Mid Cap Growth Subaccount (9/98).....  2006      1.263          1.338                --
                                                       2005      1.239          1.263           340,916
                                                       2004      1.099          1.239           372,161
                                                       2003      0.811          1.099           332,682
                                                       2002      1.603          0.811           247,468
                                                       2001      2.125          1.603           144,030
                                                       2000      1.966          2.125            64,395
                                                       1999      1.211          1.966             1,622
                                                       1998      1.000          1.211                --

  Travelers MFS Total Return Subaccount (3/97).......  2006      1.934          1.999                --
                                                       2005      1.900          1.934         2,332,491
                                                       2004      1.724          1.900         1,400,796
                                                       2003      1.497          1.724         1,458,409
                                                       2002      1.598          1.497         1,565,486
                                                       2001      1.617          1.598           387,113
                                                       2000      1.402          1.617           314,686
                                                       1999      1.382          1.402           238,310
                                                       1998      1.252          1.382           114,873
                                                       1997      1.000          1.252            23,942

  Travelers MFS Value Subaccount (5/04)..............  2006      1.183          1.280                --
                                                       2005      1.124          1.183         1,774,906
                                                       2004      1.000          1.124                --

  Travelers Mondrian International Stock Subaccount
  (8/97).............................................  2006      1.135          1.305                --
                                                       2005      1.048          1.135            87,375
                                                       2004      0.916          1.048           191,964
                                                       2003      0.720          0.916           164,252
                                                       2002      0.837          0.720           142,840
                                                       2001      1.147          0.837           119,854
                                                       2000      1.311          1.147            84,198
                                                       1999      1.089          1.311            65,435
                                                       1998      0.978          1.089            20,939
                                                       1997      1.000          0.978               896

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Fund Subaccount (3/97)...........  2006      1.342          1.426                --
                                                       2005      1.281          1.342           174,734
                                                       2004      1.166          1.281           160,136
                                                       2003      0.953          1.166           193,950
                                                       2002      1.381          0.953           171,326
                                                       2001      1.815          1.381           134,756
                                                       2000      1.477          1.815            68,174
                                                       1999      1.495          1.477            65,548
                                                       1998      1.280          1.495            15,300
                                                       1997      1.000          1.280               538

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.007          1.061                --
                                                       2005      1.000          1.007                --

  Travelers Pioneer Strategic Income Subaccount
  (10/96)............................................  2006      1.522          1.540                --
                                                       2005      1.485          1.522           218,154
                                                       2004      1.354          1.485           139,939
                                                       2003      1.146          1.354           194,321
                                                       2002      1.095          1.146           207,068
                                                       2001      1.063          1.095           199,181
                                                       2000      1.079          1.063           174,538
                                                       1999      1.080          1.079           139,658
                                                       1998      1.085          1.080            89,751
                                                       1997      1.000          1.085             2,136

  Travelers Quality Bond Subaccount (9/97)...........  2006      1.390          1.379                --
                                                       2005      1.383          1.390           429,437
                                                       2004      1.355          1.383           344,205
                                                       2003      1.281          1.355           303,194
                                                       2002      1.225          1.281           393,375
                                                       2001      1.156          1.225           155,136
                                                       2000      1.093          1.156           134,013
                                                       1999      1.094          1.093           106,388
                                                       1998      1.020          1.094            23,910
                                                       1997      1.000          1.020             9,879

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (3/97).......  2006      1.483          1.550                --
                                                       2005      1.470          1.483           757,966
                                                       2004      1.349          1.470         1,025,980
                                                       2003      1.030          1.349         1,035,723
                                                       2002      1.568          1.030         1,016,916
                                                       2001      1.831          1.568           679,805
                                                       2000      2.265          1.831           501,928
                                                       1999      1.732          2.265           300,983
                                                       1998      1.358          1.732           201,618
                                                       1997      1.000          1.358            25,227

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.028          1.185                --
                                                       2005      1.000          1.028                --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (3/06)..................................  2006      1.000          1.035                --
                                                       2005      1.000          1.000                --

  Travelers U.S. Government Securities Subaccount
  (10/96)............................................  2006      1.721          1.662                --
                                                       2005      1.669          1.721           648,697
                                                       2004      1.591          1.669           496,882
                                                       2003      1.566          1.591           484,219
                                                       2002      1.394          1.566           447,087
                                                       2001      1.333          1.394           155,072
                                                       2000      1.178          1.333            96,447
                                                       1999      1.243          1.178            74,915
                                                       1998      1.141          1.243            22,572
                                                       1997      1.000          1.141             2,710

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (5/03).............................................  2006      1.498          1.719           124,551
                                                       2005      1.455          1.498           138,328
                                                       2004      1.254          1.455            77,925
                                                       2003      1.000          1.254                --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01).............................................  2006      0.861          0.909             5,763
                                                       2005      0.807          0.861            10,445
                                                       2004      0.787          0.807            19,930
                                                       2003      0.633          0.787            41,403
                                                       2002      0.910          0.633            40,595
                                                       2001      1.000          0.910                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (7/03).........................................  2006      0.766          0.777            29,553
                                                       2005      0.720          0.766            23,475
                                                       2004      0.682          0.720            31,707
                                                       2003      0.543          0.682            21,751
                                                       2002      0.816          0.543            18,844
                                                       2001      1.000          0.816             4,565

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (4/03).............................................  2006      1.409          1.552           328,958
                                                       2005      1.222          1.409           170,959
                                                       2004      1.073          1.222           869,834
                                                       2003      0.847          1.073           922,866
                                                       2002      0.948          0.847         1,049,634
                                                       2001      1.000          0.948                --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (9/01)...........................  2006      1.139          1.282               167
                                                       2005      0.955          1.139                --
                                                       2004      0.953          0.955               545
                                                       2003      0.772          0.953               545
                                                       2002      0.845          0.772                --
                                                       2001      1.000          0.845                --

  VIP Mid Cap Subaccount (Service Class 2) (7/01)....  2006      1.800          2.000         1,882,423
                                                       2005      1.543          1.800         1,625,466
                                                       2004      1.252          1.543           151,955
                                                       2003      0.916          1.252            39,931
                                                       2002      1.030          0.916            15,143
                                                       2001      1.000          1.030                --

Wells Fargo Variable Trust
  Wells Fargo VT Advantage Small/Mid Cap Value
  Subaccount (9/98)..................................  2006      1.877          2.148            26,730
                                                       2005      1.630          1.877            24,512
                                                       2004      1.412          1.630            30,327
                                                       2003      1.032          1.412            30,187
                                                       2002      1.359          1.032            26,072
                                                       2001      1.320          1.359             5,490
                                                       2000      1.238          1.320             1,202
                                                       1999      1.289          1.238               275
                                                       1998      1.000          1.289                41




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.


Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.


Effective on or about 2/25/05, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Style Focus Series:
Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Managed Assets Trust merged into Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mutual Shares Securities Fund merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-Met/Aim Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Style Focus Series:
Small Cap Growth Portfolio merged into Met Investors Series Trust-Met/AIM Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Mid Cap Value Portfolio merged into Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, AIM Variable Insurance Funds, Inc.-AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Funds, Inc.-AIM V.I. Core Equity Fund and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS Value Portfolio merged into Met Investors Series Trust-MFS Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS Total Return Portfolio merged into Metropolitan Series Fund, Inc. -MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust -Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 11/13/06, Lazard Retirement Series, Inc.-Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Portfolio and is no longer available as a funding option.

ANNUAL REPORT
December 31, 2006

                        MetLife of CT Separate Account QP
                             for Variable Annuities
                                       of
                    MetLife Insurance Company of Connecticut

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
MetLife of CT Separate Account QP for Variable Annuities and the Board of Directors of MetLife Insurance Company of Connecticut:

We have audited the accompanying statement of assets and liabilities of the Subaccounts (as disclosed in Appendix A) comprising MetLife of CT Separate Account QP for Variable Annuities (formerly, The Travelers Separate Account QP for Variable Annuities) (the "Separate Account") of MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) ("MICC") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in footnote 5 for the periods in the three years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts comprising the Separate Account of MICC as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida
March 19, 2007

                                   APPENDIX A

AIM V.I. Core Equity Subaccount (Series I)
AIM V.I. Premier Equity Subaccount (Series I)
American Funds Global Growth Subaccount (Class 2)
American Funds Growth Subaccount (Class 2)
American Funds Growth-Income Subaccount (Class 2)
Capital Appreciation Subaccount
Credit Suisse Trust Emerging Markets Subaccount
Delaware VIP REIT Subaccount (Standard Class)
Delaware VIP Small Cap Value Subaccount (Standard Class)
Dreyfus Stock Index Subaccount (Initial Shares)
Dreyfus VIF Appreciation Subaccount (Initial Shares)
Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
FTVIPT Mutual Shares Securities Subaccount (Class 2)
FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
FTVIPT Templeton Global Asset Allocation Subaccount (Class 1)
FTVIPT Templeton Growth Securities Subaccount - Class 1 Shares FTVIPT Templeton Growth Securities Subaccount (Class 2)
High Yield Bond Subaccount
Janus Aspen Balanced Subaccount (Service Shares)
Janus Aspen Mid Cap Growth Subaccount (Service Shares)
Janus Aspen Worldwide Growth Subaccount (Service Shares)
Lazard Retirement Small Cap Subaccount
LMPIS Dividend Strategy Subaccount
LMPIS Premier Selections All Cap Growth Subaccount
LMPVPI All Cap Subaccount (Class I)
LMPVPI Investors Subaccount (Class I)
LMPVPI Small Cap Growth Subaccount (Class I)
LMPVPI Total Return Subaccount (Class I)
LMPVPII Appreciation Subaccount
LMPVPII Equity Index Subaccount (Class II)
LMPVPII Fundamental Value Subaccount
LMPVPIII Adjustable Rate Income Subaccount
LMPVPIII Aggressive Growth Subaccount
LMPVPIII High Income Subaccount
LMPVPIII International All Cap Growth Subaccount
LMPVPIII Large Cap Growth Subaccount
LMPVPIII Large Cap Value Subaccount
LMPVPIII Money Market Subaccount
LMPVPIII Social Awareness Stock Subaccount
LMPVPV Small Cap Growth Opportunities Subaccount
Lord Abbett Growth and Income Subaccount (Class VC)
Lord Abbett Mid-Cap Value Subaccount (Class VC)
Managed Assets Subaccount
MetLife Investment Diversified Bond Subaccount (Class I)
MetLife Investment International Stock Subaccount (Class I)
MetLife Investment Large Company Stock Subaccount (Class I)
MetLife Investment Small Company Stock Subaccount (Class I)
MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
MIST BlackRock High Yield Subaccount (Class A)
MIST BlackRock Large-Cap Core Subaccount (Class A)
MIST Dreman Small-Cap Value Subaccount (Class A)
MIST Harris Oakmark International Subaccount (Class A)
MIST Janus Capital Appreciation Subaccount (Class A)
MIST Legg Mason Partners Managed Assets Subaccount (Class A)
MIST Lord Abbett Bond Debenture Subaccount (Class A)
MIST Lord Abbett Growth and Income Subaccount (Class B)
MIST Met/AIM Capital Appreciation Subaccount (Class A)
MIST Met/AIM Small Cap Growth Subaccount (Class A)
MIST MFS(R) Value Subaccount (Class A)
MIST Neuberger Berman Real Estate Subaccount (Class A)
MIST Pioneer Fund Subaccount (Class A)
MIST Pioneer Mid-Cap Value Subaccount (Class A)
MIST Pioneer Strategic Income Subaccount (Class A)
MIST Third Avenue Small Cap Value Subaccount (Class B)
Money Market Subaccount
MSF BlackRock Aggressive Growth Subaccount (Class D)
MSF BlackRock Bond Income Subaccount (Class A)
MSF BlackRock Money Market Subaccount (Class A)
MSF FI Large Cap Subaccount (Class A)
MSF FI Value Leaders Subaccount (Class D)
MSF MetLife Aggressive Allocation Subaccount (Class B)
MSF MetLife Conservative Allocation Subaccount (Class B)
MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) MSF MetLife Moderate Allocation Subaccount (Class B)
MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) MSF MFS(R) Total Return Subaccount (Class F)
MSF Oppenheimer Global Equity Subaccount (Class A)
MSF Oppenheimer Global Equity Subaccount (Class B)
MSF Western Asset Management High Yield Bond Subaccount (Class A) MSF Western Asset Management U.S. Government Subaccount (Class A) Oppenheimer Main Street/VA Subaccount ( Service Shares)
PIMCO VIT Real Return Subaccount (Administrative Class)
PIMCO VIT Total Return Subaccount (Administrative Class)
Putnam VT Discovery Growth Subaccount (Class IB)
Putnam VT International Equity Subaccount (Class IB)
Putnam VT Small Cap Value Subaccount (Class IB)
Travelers AIM Capital Appreciation Subaccount
Travelers Convertible Securities Subaccount
Travelers Disciplined Mid Cap Stock Subaccount
Travelers Equity Income Subaccount
Travelers Federated High Yield Subaccount
Travelers Federated Stock Subaccount
Travelers Large Cap Subaccount
Travelers Mercury Large Cap Core Subaccount
Travelers MFS(R) Mid Cap Growth Subaccount
Travelers MFS(R) Total Return Subaccount
Travelers MFS(R) Value Subaccount
Travelers Mondrian International Stock Subaccount
Travelers Pioneer Fund Subaccount
Travelers Pioneer Mid Cap Value Subaccount
Travelers Pioneer Strategic Income Subaccount
Travelers Quality Bond Subaccount
Travelers Strategic Equity Subaccount
Travelers Style Focus Series: Small Cap Growth Subaccount
Travelers U.S. Government Securities Subaccount
Van Kampen LIT Comstock Subaccount (Class II)
Van Kampen LIT Enterprise Subaccount (Class II)
Van Kampen LIT Strategic Growth Subaccount (Class II)
VIP Asset Manager SM Subaccount (Initial Class)
VIP Contrafund(R) Subaccount (Service Class 2)
VIP Dynamic Capital Appreciation Subaccount (Service Class 2)
VIP Equity - Income Subaccount (Initial Class)
VIP Growth Subaccount (Initial Class)
VIP High Income Subaccount (Initial Class)
VIP Mid Cap Subaccount (Service Class 2)
Wells Fargo VT Advantage Small/Mid Cap Value Subaccount

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2006

                                             Dreyfus              AIM V.I.           American Funds         American Funds
                                           Stock Index          Core Equity          Global Growth              Growth
                                            Subaccount           Subaccount            Subaccount             Subaccount
                                         (Initial Shares)        (Series I)             (Class 2)              (Class 2)
                                         ---------------       ---------------       ---------------       ---------------
Assets:
  Investments at market value: ...       $    26,510,900       $       721,561       $     3,074,030       $     7,896,259
                                         ---------------       ---------------       ---------------       ---------------
      Total Assets ...............            26,510,900               721,561             3,074,030             7,896,259
                                         ---------------       ---------------       ---------------       ---------------
Liabilities:
  Payables:
    Insurance charges ............                   842                    31                   111                   291
    Administrative fees ..........                    23                    --                    --                    --
  Due to MetLife Insurance Company
    of Connecticut ...............                 4,392                    --                    84                   115
                                         ---------------       ---------------       ---------------       ---------------
      Total Liabilities ..........                 5,257                    31                   195                   406
                                         ---------------       ---------------       ---------------       ---------------
Net Assets: ......................       $    26,505,643       $       721,530       $     3,073,835       $     7,895,853
                                         ===============       ===============       ===============       ===============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                               American Funds       Credit Suisse        Delaware VIP         Dreyfus VIF
                                               Growth-Income        Trust Emerging     Small Cap Value        Appreciation
                                                 Subaccount            Markets            Subaccount           Subaccount
                                                  (Class 2)           Subaccount       (Standard Class)     (Initial Shares)
                                              --------------        --------------        --------------        --------------
Assets:
  Investments at market value: ........       $    4,451,478        $    3,018,232        $    9,517,981        $   15,882,621
                                              --------------        --------------        --------------        --------------
      Total Assets ....................            4,451,478             3,018,232             9,517,981            15,882,621
                                              --------------        --------------        --------------        --------------
Liabilities:
  Payables:
    Insurance charges .................                  176                   135                   395                   745
    Administrative fees ...............                    1                    --                     1                     2
  Due to MetLife Insurance Company
    of Connecticut ....................                   --                    --                   101                    80
                                              --------------        --------------        --------------        --------------
      Total Liabilities ...............                  177                   135                   497                   827
                                              --------------        --------------        --------------        --------------
Net Assets: ...........................       $    4,451,301        $    3,018,097        $    9,517,484        $   15,881,794
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

     Dreyfus VIF       FTVIPT Templeton           FTVIPT          FTVIPT Templeton         Janus Aspen            Janus Aspen
     Developing      Developing Markets        Templeton           Global Asset             Mid Cap               Worldwide
      Leaders            Securities        Foreign Securities       Allocation               Growth                 Growth
     Subaccount          Subaccount            Subaccount           Subaccount             Subaccount             Subaccount
  (Initial Shares)        (Class 2)             (Class 2)            (Class 1)          (Service Shares)       (Service Shares)
  --------------        --------------        --------------        --------------        --------------        --------------

  $   16,229,245        $    1,657,201        $    2,388,902        $   12,576,446        $    1,494,339        $    2,051,075
  --------------        --------------        --------------        --------------        --------------        --------------
      16,229,245             1,657,201             2,388,902            12,576,446             1,494,339             2,051,075
  --------------        --------------        --------------        --------------        --------------        --------------


             679                    73                    95                   363                    60                    81
               2                     1                    --                     9                    --                    --

           1,006                    --                    --                   536                    25                    24
  --------------        --------------        --------------        --------------        --------------        --------------
           1,687                    74                    95                   908                    85                   105
  --------------        --------------        --------------        --------------        --------------        --------------
  $   16,227,558        $    1,657,127        $    2,388,807        $   12,575,538        $    1,494,254        $    2,050,970
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                        LMPIS                 LMPVPV
                                                 LMPIS                 Premier              Small Cap              LMPVPI
                                                Dividend              Selections              Growth              All Cap
                                                Strategy            All Cap Growth        Opportunities          Subaccount
                                               Subaccount             Subaccount            Subaccount            (Class I)
                                              --------------        --------------        --------------        --------------
Assets:
  Investments at market value: ........       $      476,995        $       89,292        $      893,242        $   10,303,666
                                              --------------        --------------        --------------        --------------
      Total Assets ....................              476,995                89,292               893,242            10,303,666
                                              --------------        --------------        --------------        --------------
Liabilities:
  Payables:
    Insurance charges .................                   24                     5                    36                   448
    Administrative fees ...............                   --                    --                    --                     1
  Due to MetLife Insurance Company
    of Connecticut ....................                   --                    --                    --                    --
                                              --------------        --------------        --------------        --------------
      Total Liabilities ...............                   24                     5                    36                   449
                                              --------------        --------------        --------------        --------------
Net Assets: ...........................       $      476,971        $       89,287        $      893,206        $   10,303,217
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                           LMPVPI
     LMPVPI              Small Cap                LMPVPI                                     LMPVPII                LMPVPII
   Investors               Growth              Total Return            LMPVPII             Equity Index           Fundamental
   Subaccount            Subaccount             Subaccount           Appreciation           Subaccount               Value
    (Class I)             (Class I)              (Class I)            Subaccount            (Class II)             Subaccount
  --------------        --------------        --------------        --------------        --------------        --------------

  $    3,717,558        $    1,584,742        $      767,521        $    1,297,825        $   22,156,164        $    3,856,575
  --------------        --------------        --------------        --------------        --------------        --------------
       3,717,558             1,584,742               767,521             1,297,825            22,156,164             3,856,575
  --------------        --------------        --------------        --------------        --------------        --------------


             169                    61                    38                    59                   948                   173
               1                    --                    --                    --                    --                    --

             110                    --                    --                    --                    --                    --
  --------------        --------------        --------------        --------------        --------------        --------------
             280                    61                    38                    59                   948                   173
  --------------        --------------        --------------        --------------        --------------        --------------
  $    3,717,278        $    1,584,681        $      767,483        $    1,297,766        $   22,155,216        $    3,856,402
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                                                                  LMPVPIII
                                                  LMPVPIII             LMPVPIII                                International
                                              Adjustable Rate         Aggressive             LMPVPIII             All Cap
                                                   Income               Growth             High Income             Growth
                                                 Subaccount           Subaccount            Subaccount           Subaccount
                                              --------------        --------------        --------------        --------------
Assets:
  Investments at market value: ........       $      110,650        $    9,037,831        $    1,644,175        $    6,973,073
                                              --------------        --------------        --------------        --------------
       Total Assets ...................              110,650             9,037,831             1,644,175             6,973,073
                                              --------------        --------------        --------------        --------------
Liabilities:
  Payables:
    Insurance charges .................                    6                   380                    76                   266
    Administrative fees ...............                   --                    --                     1                     1
  Due to MetLife Insurance Company
    of Connecticut ....................                   --                    18                   256                    25
                                              --------------        --------------        --------------        --------------
      Total Liabilities ...............                    6                   398                   333                   292
                                              --------------        --------------        --------------        --------------
Net Assets: ...........................       $      110,644        $    9,037,433        $    1,643,842        $    6,972,781
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                                          Lord Abbett
     LMPVPIII              LMPVPIII                                     LMPVPIII           Growth and            Lord Abbett
    Large Cap             Large Cap               LMPVPIII          Social Awareness         Income             Mid-Cap Value
      Growth                Value               Money Market             Stock             Subaccount             Subaccount
    Subaccount            Subaccount             Subaccount            Subaccount          (Class VC)             (Class VC)
  --------------        --------------        --------------        --------------        --------------        --------------

  $    6,005,071        $   10,283,035        $    5,741,318        $    9,528,447        $    1,402,605        $    1,007,205
  --------------        --------------        --------------        --------------        --------------        --------------
       6,005,071            10,283,035             5,741,318             9,528,447             1,402,605             1,007,205
  --------------        --------------        --------------        --------------        --------------        --------------


             296                   358                   249                   437                    49                    38
              --                     1                     4                     7                    --                    --

             370                   390                   970                 1,214                    --                    --
  --------------        --------------        --------------        --------------        --------------        --------------
             666                   749                 1,223                 1,658                    49                    38
  --------------        --------------        --------------        --------------        --------------        --------------
  $    6,004,405        $   10,282,286        $    5,740,095        $    9,526,789        $    1,402,556        $    1,007,167
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                   MIST                                                         MIST Dreman
                                               Batterymarch        MIST BlackRock         MIST BlackRock         Small-Cap
                                              Mid-Cap Stock          High Yield           Large-Cap Core           Value
                                                Subaccount           Subaccount             Subaccount           Subaccount
                                                 (Class A)            (Class A)              (Class A)            (Class A)
                                              --------------        --------------        --------------        --------------
Assets:
  Investments at market value: ........       $   14,120,730        $      515,200        $    1,580,947        $      112,407
                                              --------------        --------------        --------------        --------------
      Total Assets ....................           14,120,730               515,200             1,580,947               112,407
                                              --------------        --------------        --------------        --------------
Liabilities:
  Payables:
    Insurance charges .................                  473                    21                    72                     5
    Administrative fees ...............                    1                    --                    --                    --
  Due to MetLife Insurance Company
    of Connecticut ....................                   82                    --                    18                    --
                                              --------------        --------------        --------------        --------------
      Total Liabilities ...............                  556                    21                    90                     5
                                              --------------        --------------        --------------        --------------
Net Assets: ...........................       $   14,120,174        $      515,179        $    1,580,857        $      112,402
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

  MIST Harris            MIST Janus             MIST Legg                                MIST Lord Abbett       MIST Met/AIM
    Oakmark               Capital             Mason Partners       MIST Lord Abbett         Growth and            Capital
 International          Appreciation          Managed Assets        Bond Debenture            Income            Appreciation
   Subaccount            Subaccount             Subaccount            Subaccount            Subaccount           Subaccount
    (Class A)             (Class A)              (Class A)             (Class A)             (Class B)            (Class A)
  --------------        --------------        --------------        --------------        --------------        --------------

  $    3,427,762        $   81,373,612        $   34,284,045        $    1,097,854        $    7,386,752        $    2,104,688
  --------------        --------------        --------------        --------------        --------------        --------------
       3,427,762            81,373,612            34,284,045             1,097,854             7,386,752             2,104,688
  --------------        --------------        --------------        --------------        --------------        --------------


             148                 2,520                 1,392                    39                   202                    97
              --                    19                     3                    --                    --                    --

              --                 2,225                   128                    --                    14                    18
  --------------        --------------        --------------        --------------        --------------        --------------
             148                 4,764                 1,523                    39                   216                   115
  --------------        --------------        --------------        --------------        --------------        --------------
  $    3,427,614        $   81,368,848        $   34,282,522        $    1,097,815        $    7,386,536        $    2,104,573
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                                              MIST
                                              MIST Met/AIM            MIST MFS(R)       Neuberger Berman            MIST
                                            Small Cap Growth            Value             Real Estate           Pioneer Fund
                                               Subaccount             Subaccount           Subaccount            Subaccount
                                                (Class A)              (Class A)            (Class A)             (Class A)
                                              --------------        --------------        --------------        --------------
Assets:
  Investments at market value: ........       $       83,016        $    3,592,824        $    7,245,406        $    3,438,634
                                              --------------        --------------        --------------        --------------
      Total Assets ....................               83,016             3,592,824             7,245,406             3,438,634
                                              --------------        --------------        --------------        --------------
Liabilities:
  Payables:
    Insurance charges .................                    4                   204                   314                   141
    Administrative fees ...............                   --                    --                     1                    --
  Due to MetLife Insurance Company
    of Connecticut ....................                   --                   154                   159                    --
                                              --------------        --------------        --------------        --------------
      Total Liabilities ...............                    4                   358                   474                   141
                                              --------------        --------------        --------------        --------------
Net Assets: ...........................       $       83,012        $    3,592,466        $    7,244,932        $    3,438,493
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

      MIST                  MIST                   MIST                MetLife               MetLife                MetLife
      Pioneer               Pioneer              Third Avenue           Investment            Investment             Investment
 Mid-Cap Value        Strategic Income       Small Cap Value       Diversified Bond       International          Large Company
   Subaccount            Subaccount             Subaccount            Subaccount         Stock Subaccount       Stock Subaccount
    (Class A)             (Class A)              (Class B)             (Class I)             (Class I)              (Class I)
  --------------        --------------        --------------        --------------        --------------        --------------

  $       13,443        $    3,654,382        $      650,187        $  102,188,600        $   79,776,753        $  108,798,535
  --------------        --------------        --------------        --------------        --------------        --------------
          13,443             3,654,382               650,187           102,188,600            79,776,753           108,798,535
  --------------        --------------        --------------        --------------        --------------        --------------


              --                   152                    27                 4,465                 3,171                 4,451
              --                     1                    --                     1                     1                     2

              --                   112                    --                   151                   524                   353
  --------------        --------------        --------------        --------------        --------------        --------------
              --                   265                    27                 4,617                 3,696                 4,806
  --------------        --------------        --------------        --------------        --------------        --------------
  $       13,443        $    3,654,117        $      650,160        $  102,183,983        $   79,773,057        $  108,793,729
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                 MetLife           MSF BlackRock
                                             Investment Small        Aggressive            MSF BlackRock        MSF BlackRock
                                              Company Stock            Growth               Bond Income          Money Market
                                                Subaccount           Subaccount              Subaccount           Subaccount
                                                 (Class I)            (Class D)               (Class A)            (Class A)
                                              --------------        --------------        --------------        --------------
Assets:
  Investments at market value: ........       $   58,504,538        $    5,876,209        $    5,166,168        $   19,869,386
                                              --------------        --------------        --------------        --------------
      Total Assets ....................           58,504,538             5,876,209             5,166,168            19,869,386
                                              --------------        --------------        --------------        --------------
Liabilities:
  Payables:
    Insurance charges .................                2,258                   282                   215                   880
    Administrative fees ...............                    2                     1                     2                    --
  Due to MetLife Insurance Company
    of Connecticut ....................                  185                    50                    74                    --
                                              --------------        --------------        --------------        --------------
      Total Liabilities ...............                2,445                   333                   291                   880
                                              --------------        --------------        --------------        --------------
Net Assets: ...........................       $   58,502,093        $    5,875,876        $    5,165,877        $   19,868,506
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                               MSF MetLife           MSF MetLife           MSF MetLife            MSF MetLife
     MSF FI                MSF FI               Aggressive           Conservative        Conservative to            Moderate
   Large Cap           Value Leaders            Allocation            Allocation       Moderate Allocation         Allocation
   Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
    (Class A)             (Class D)              (Class B)             (Class B)             (Class B)              (Class B)
  --------------        --------------        --------------        --------------        --------------        --------------

  $   49,258,815        $   17,798,047        $      225,000        $       77,841        $      634,594        $    1,077,227
  --------------        --------------        --------------        --------------        --------------        --------------
      49,258,815            17,798,047               225,000                77,841               634,594             1,077,227
  --------------        --------------        --------------        --------------        --------------        --------------


           1,842                   806                    10                     3                    27                    47
               4                     2                    --                    --                    --                    --

             340                    --                    --                    --                    --                    --
  --------------        --------------        --------------        --------------        --------------        --------------
           2,186                   808                    10                     3                    27                    47
  --------------        --------------        --------------        --------------        --------------        --------------
  $   49,256,629        $   17,797,239        $      224,990        $       77,838        $      634,567        $    1,077,180
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                MSF MetLife
                                                Moderate to                                    MSF                  MSF
                                                 Aggressive            MSF MFS(R)          Oppenheimer          Oppenheimer
                                                 Allocation          Total Return         Global Equity        Global Equity
                                                 Subaccount           Subaccount            Subaccount           Subaccount
                                                  (Class B)            (Class F)             (Class A)            (Class B)
                                              --------------        --------------        --------------        --------------
Assets:
  Investments at market value: ........       $    1,112,018        $   38,249,972        $   25,737,331        $    5,172,971
                                              --------------        --------------        --------------        --------------
      Total Assets ....................            1,112,018            38,249,972            25,737,331             5,172,971
                                              --------------        --------------        --------------        --------------
Liabilities:
  Payables:
    Insurance charges .................                   44                 1,649                   655                   214
    Administrative fees ...............                    1                     9                    10                    --
  Due to MetLife Insurance Company
    of Connecticut ....................                   --                   676                   604                   154
                                              --------------        --------------        --------------        --------------
      Total Liabilities ...............                   45                 2,334                 1,269                   368
                                              --------------        --------------        --------------        --------------
Net Assets: ...........................       $    1,111,973        $   38,247,638        $   25,736,062        $    5,172,603
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


  MSF Western           MSF Western                                                        Putnam VT              Putnam VT
  Asset Management      Asset Management      PIMCO VIT        PIMCO VIT PIMCO VIT          Discovery            International
High Yield Bond       U.S. Government        Real Return           Total Return             Growth                 Equity
   Subaccount            Subaccount           Subaccount            Subaccount            Subaccount             Subaccount
    (Class A)             (Class A)      (Administrative Class)  (Administrative Class)    (Class IB)             (Class IB)
  --------------        --------------        --------------        --------------        --------------        --------------

  $    7,164,659        $    8,785,213        $      238,350        $    6,097,494        $       99,600        $    3,221,200
  --------------        --------------        --------------        --------------        --------------        --------------
       7,164,659             8,785,213               238,350             6,097,494                99,600             3,221,200
  --------------        --------------        --------------        --------------        --------------        --------------


             293                   296                     8                   249                     4                   125
               1                     2                    --                     1                    --                    --

             450                 1,260                    --                   154                    25                     5
  --------------        --------------        --------------        --------------        --------------        --------------
             744                 1,558                     8                   404                    29                   130
  --------------        --------------        --------------        --------------        --------------        --------------
  $    7,163,915        $    8,783,655        $      238,342        $    6,097,090        $       99,571        $    3,221,070
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                 Putnam VT          Van Kampen LIT      Van Kampen LIT       Van Kampen LIT
                                              Small Cap Value          Comstock           Enterprise        Strategic Growth
                                                 Subaccount           Subaccount          Subaccount           Subaccount
                                                 (Class IB)           (Class II)          (Class II)           (Class II)
                                              --------------        --------------        --------------        --------------
Assets:
  Investments at market value: ........       $    6,253,594        $    1,249,874        $      121,886        $      604,739
                                              --------------        --------------        --------------        --------------
      Total Assets ....................            6,253,594             1,249,874               121,886               604,739
                                              --------------        --------------        --------------        --------------
Liabilities:
  Payables:
    Insurance charges .................                  254                    57                     6                    28
    Administrative fees ...............                    1                     1                     1                    --
  Due to MetLife Insurance Company
    of Connecticut ....................                  215                    --                    --                    --
                                              --------------        --------------        --------------        --------------
      Total Liabilities ...............                  470                    58                     7                    28
                                              --------------        --------------        --------------        --------------
Net Assets: ...........................       $    6,253,124        $    1,249,816        $      121,879        $      604,711
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                               VIP Dynamic
   VIP Asset                                     Capital             VIP Equity -                                    VIP
   Manager SM         VIP Contrafund(R)        Appreciation             Income              VIP Growth           High Income
   Subaccount            Subaccount             Subaccount            Subaccount            Subaccount            Subaccount
 (Initial Class)      (Service Class 2)      (Service Class 2)      (Initial Class)       (Initial Class)       (Initial Class)
  --------------        --------------        --------------        --------------        --------------        --------------

  $   10,509,202        $   17,622,349        $      348,626        $   27,471,755        $   31,514,399        $    2,980,223
  --------------        --------------        --------------        --------------        --------------        --------------
      10,509,202            17,622,349               348,626            27,471,755            31,514,399             2,980,223
  --------------        --------------        --------------        --------------        --------------        --------------


             275                   655                    14                   720                   814                    77
               4                     2                    --                    16                    11                     1

           1,386                    88                    --                   945                 1,673                   162
  --------------        --------------        --------------        --------------        --------------        --------------
           1,665                   745                    14                 1,681                 2,498                   240
  --------------        --------------        --------------        --------------        --------------        --------------
  $   10,507,537        $   17,621,604        $      348,612        $   27,470,074        $   31,511,901        $    2,979,983
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Concluded)
                                December 31, 2006

                                                                Wells Fargo VT
                                                                 Advantage
                                          VIP Mid Cap            Small/Mid
                                           Subaccount            Cap Value
                                        (Service Class 2)        Subaccount
                                         ---------------       ---------------
Assets:
  Investments at market value: ...       $    19,478,372       $     1,465,163
                                         ---------------       ---------------
      Total Assets ...............            19,478,372             1,465,163
                                         ---------------       ---------------
Liabilities:
  Payables:
    Insurance charges ............                   814                    65
    Administrative fees ..........                     2                    --
  Due to MetLife Insurance Company
    of Connecticut ...............                   790                    --
                                         ---------------       ---------------
      Total Liabilities ..........                 1,606                    65
                                         ---------------       ---------------
Net Assets: ......................       $    19,476,766       $     1,465,098
                                         ===============       ===============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2006

                                                 Dreyfus              AIM V.I.             AIM V.I.           American Funds
                                               Stock Index          Core Equity         Premier Equity        Global Growth
                                                Subaccount           Subaccount           Subaccount            Subaccount
                                             (Initial Shares)        (Series I)           (Series I)             (Class 2)
                                              --------------       --------------       --------------        --------------
Investment Income:
  Dividends ...........................       $      444,943       $        3,821       $        6,837        $       16,476
                                              --------------       --------------       --------------        --------------
Expenses:
  Insurance charges ...................              166,763                3,520                1,616                12,821
  Administrative fees .................                3,920                   64                   28                    23
                                              --------------       --------------       --------------        --------------
    Total expenses ....................              170,683                3,584                1,644                12,844
                                              --------------       --------------       --------------        --------------
      Net investment income (loss) ....              274,260                  237                5,193                 3,632
                                              --------------       --------------       --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                   --                   --                    --
    Realized gain (loss) on sale of
      investments .....................              564,781                1,041               89,144                28,942
                                              --------------       --------------       --------------        --------------
      Realized gain (loss) ............              564,781                1,041               89,144                28,942
                                              --------------       --------------       --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................            2,973,799               55,580              (61,279)              335,141
                                              --------------       --------------       --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $    3,812,840       $       56,858       $       33,058        $      367,715
                                              ==============       ==============       ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                              American Funds       American Funds                              Credit Suisse
                                                  Growth           Growth-Income             Capital           Trust Emerging
                                                Subaccount           Subaccount            Appreciation           Markets
                                                 (Class 2)            (Class 2)             Subaccount           Subaccount
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $       56,045        $       60,628        $           --        $       14,256
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................               34,421                23,362               182,737                21,176
  Administrative fees .................                   25                    52                 1,341                    38
                                              --------------        --------------        --------------        --------------
    Total expenses ....................               34,446                23,414               184,078                21,214
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....               21,599                37,214              (184,078)               (6,958)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........               32,261                75,470             3,487,559                35,015
    Realized gain (loss) on sale of
      investments .....................               36,249                28,481            (5,926,713)              305,347
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............               68,510               103,951            (2,439,154)              340,362
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................              440,147               309,374             1,903,970               359,469
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $      530,256        $      450,539        $     (719,262)       $      692,873
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                     Dreyfus VIF              FTVIPT           FTVIPT Templeton
                          Delaware VIP         Dreyfus VIF            Developing          Mutual Shares           Developing
    Delaware VIP        Small Cap Value        Appreciation            Leaders              Securities        Markets Securities
  REIT Subaccount          Subaccount           Subaccount            Subaccount            Subaccount            Subaccount
  (Standard Class)      (Standard Class)     (Initial Shares)      (Initial Shares)          (Class 2)             (Class 2)
  --------------        --------------        --------------        --------------        --------------        --------------

  $      104,502        $       22,748        $      237,963        $       67,068        $           --        $       13,692
  --------------        --------------        --------------        --------------        --------------        --------------

          13,969                71,888               130,731               129,586                 5,842                 9,561
              84                    99                   365                   358                     4                    93
  --------------        --------------        --------------        --------------        --------------        --------------
          14,053                71,987               131,096               129,944                 5,846                 9,654
  --------------        --------------        --------------        --------------        --------------        --------------
          90,449               (49,239)              106,867               (62,876)               (5,846)                4,038
  --------------        --------------        --------------        --------------        --------------        --------------


         348,428               603,927                    --             1,386,961                    --                    --

         992,149               767,556                89,201                58,723               572,733                84,782
  --------------        --------------        --------------        --------------        --------------        --------------
       1,340,577             1,371,483                89,201             1,445,684               572,733                84,782
  --------------        --------------        --------------        --------------        --------------        --------------

      (1,010,939)              (24,960)            2,006,468              (914,309)             (366,851)              199,161
  --------------        --------------        --------------        --------------        --------------        --------------

  $      420,087        $    1,297,284        $    2,202,536        $      468,499        $      200,036        $      287,981
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                       FTVIPT
                                                  FTVIPT             Templeton                FTVIPT               FTVIPT
                                                Templeton           Global Asset            Templeton            Templeton
                                            Foreign Securities       Allocation         Growth Securities    Growth Securities
                                                Subaccount           Subaccount             Subaccount          Subaccount -
                                                 (Class 2)            (Class 1)              (Class 2)          Class 1 Share
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $       21,484        $      795,714        $           --        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................               12,837                64,256                 6,182                44,944
  Administrative fees .................                   75                 1,480                    11                   599
                                              --------------        --------------        --------------        --------------
    Total expenses ....................               12,912                65,736                 6,193                45,543
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....                8,572               729,978                (6,193)              (45,543)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --               688,248                    --                    --
    Realized gain (loss) on sale of
      investments .....................               60,200               254,129               302,755             5,228,428
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............               60,200               942,377               302,755             5,228,428
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................              270,076               485,303              (121,629)           (2,769,316)
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $      338,848        $    2,157,658        $      174,933        $    2,413,569
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                    Janus Aspen
                         Janus Aspen            Janus Aspen          Worldwide               Lazard                 LMPIS
                           Balanced            Mid Cap Growth          Growth              Retirement              Dividend
 High Yield Bond          Subaccount             Subaccount          Subaccount            Small Cap               Strategy
    Subaccount         (Service Shares)       (Service Shares)    (Service Shares)         Subaccount             Subaccount
  --------------        --------------        --------------        --------------        --------------        --------------

  $      437,531        $           --        $           --        $       30,851        $           --        $       10,335
  --------------        --------------        --------------        --------------        --------------        --------------

          16,814                 9,619                 9,953                13,350                 2,814                 2,987
              70                    31                    92                    75                     1                    71
  --------------        --------------        --------------        --------------        --------------        --------------
          16,884                 9,650                10,045                13,425                 2,815                 3,058
  --------------        --------------        --------------        --------------        --------------        --------------
         420,647                (9,650)              (10,045)               17,426                (2,815)                7,277
  --------------        --------------        --------------        --------------        --------------        --------------


          34,890                    --                    --                    --                41,008                    --

         137,069               720,234                71,099                37,676                15,433                 6,505
  --------------        --------------        --------------        --------------        --------------        --------------
         171,959               720,234                71,099                37,676                56,441                 6,505
  --------------        --------------        --------------        --------------        --------------        --------------

        (423,550)             (559,819)              104,522               237,450                (1,542)               38,900
  --------------        --------------        --------------        --------------        --------------        --------------

  $      169,056        $      150,765        $      165,576        $      292,552        $       52,084        $       52,682
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                  LMPIS                  LMPVPV
                                                 Premier               Small Cap               LMPVPI               LMPVPI
                                                Selections               Growth               All Cap             Investors
                                              All Cap Growth         Opportunities           Subaccount           Subaccount
                                                Subaccount             Subaccount             (Class I)            (Class I)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $           --        $      135,210        $       57,409
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                  783                 6,379                84,110                29,467
  Administrative fees .................                   30                    23                   206                   171
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                  813                 6,402                84,316                29,638
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....                 (813)               (6,402)               50,894                27,771
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                2,889                59,362               366,076                82,595
    Realized gain (loss) on sale of
      investments .....................                2,584                50,785               763,668               160,098
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                5,473               110,147             1,129,744               242,693
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................                  883               (11,959)              493,139               300,728
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $        5,543        $       91,786        $    1,673,777        $      571,192
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

     LMPVPI
   Small Cap               LMPVPI                                      LMPVPII               LMPVPII                LMPVPIII
     Growth             Total Return             LMPVPII             Equity Index          Fundamental             Adjustable
   Subaccount            Subaccount            Appreciation           Subaccount              Value               Rate Income
    (Class I)             (Class I)             Subaccount            (Class II)            Subaccount             Subaccount
  --------------        --------------        --------------        --------------        --------------        --------------

  $           --        $       15,799        $       14,053        $      290,173        $       59,850        $        4,918
  --------------        --------------        --------------        --------------        --------------        --------------

          10,741                 6,539                 9,490               167,203                33,554                   462
              27                    64                    37                   180                    84                    --
  --------------        --------------        --------------        --------------        --------------        --------------
          10,768                 6,603                 9,527               167,383                33,638                   462
  --------------        --------------        --------------        --------------        --------------        --------------
         (10,768)                9,196                 4,526               122,790                26,212                 4,456
  --------------        --------------        --------------        --------------        --------------        --------------


          74,747                13,786                36,809               273,253               151,793                    --

          76,687                 6,325                26,864               603,518               355,843                  (811)
  --------------        --------------        --------------        --------------        --------------        --------------
         151,434                20,111                63,673               876,771               507,636                  (811)
  --------------        --------------        --------------        --------------        --------------        --------------

          31,700                50,335                82,362             1,866,289                73,545                (1,889)
  --------------        --------------        --------------        --------------        --------------        --------------

  $      172,366        $       79,642        $      150,561        $    2,865,850        $      607,393        $        1,756
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                 LMPVPIII                                     LMPVPIII
                                                Aggressive            LMPVPIII             International           LMPVPIII
                                                  Growth            High Income            All Cap Growth      Large Cap Growth
                                                Subaccount           Subaccount              Subaccount           Subaccount
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $      129,550        $      140,240        $        9,188
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................               66,908                14,205                46,680                55,812
  Administrative fees .................                   61                   115                   141                   139
                                              --------------        --------------        --------------        --------------
    Total expenses ....................               66,969                14,320                46,821                55,951
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....              (66,969)              115,230                93,419               (46,763)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                9,794                    --               143,335                    --
    Realized gain (loss) on sale of
      investments .....................              660,833               (21,493)              335,690                87,384
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............              670,627               (21,493)              479,025                87,384
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................               95,282                64,647               848,546               158,739
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $      698,940        $      158,384        $    1,420,990        $      199,360
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                 LMPVPIII            Lord Abbett           Lord Abbett
      LMPVPIII              LMPVPIII         Social Awareness     Growth and Income       Mid-Cap Value
  Large Cap Value         Money Market            Stock               Subaccount            Subaccount           Managed Assets
     Subaccount            Subaccount           Subaccount            (Class VC)            (Class VC)             Subaccount
  --------------        --------------        --------------        --------------        --------------        --------------

  $      122,698        $      231,342        $       48,892        $       16,267        $        4,633        $      796,413
  --------------        --------------        --------------        --------------        --------------        --------------

          62,912                44,313                78,951                 6,702                 4,703                89,105
             170                   682                 1,213                    --                    --                   248
  --------------        --------------        --------------        --------------        --------------        --------------
          63,082                44,995                80,164                 6,702                 4,703                89,353
  --------------        --------------        --------------        --------------        --------------        --------------
          59,616               186,347               (31,272)                9,565                   (70)              707,060
  --------------        --------------        --------------        --------------        --------------        --------------


         180,512                    --                    --                43,589                72,192             1,080,376

         236,406                    --                26,677                10,752                 3,958            (1,184,715)
  --------------        --------------        --------------        --------------        --------------        --------------
         416,918                    --                26,677                54,341                76,150              (104,339)
  --------------        --------------        --------------        --------------        --------------        --------------

       1,077,558                    --               617,502               102,498                10,737               635,433
  --------------        --------------        --------------        --------------        --------------        --------------

  $    1,554,092        $      186,347        $      612,907        $      166,404        $       86,817        $    1,238,154
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                    MIST
                                                Batterymarch        MIST BlackRock        MIST BlackRock        MIST Dreman
                                               Mid-Cap Stock          High Yield          Large-Cap Core      Small-Cap Value
                                                 Subaccount           Subaccount            Subaccount           Subaccount
                                                  (Class A)            (Class A)             (Class A)            (Class A)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $           --        $           --        $          413
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................               62,704                 2,406                 8,510                   190
  Administrative fees .................                  139                    --                    11                    --
                                              --------------        --------------        --------------        --------------
    Total expenses ....................               62,843                 2,406                 8,521                   190
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....              (62,843)               (2,406)               (8,521)                  223
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                    --                    --                   238
    Realized gain (loss) on sale of
      investments .....................             (188,587)                3,995                 2,790                 1,573
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............             (188,587)                3,995                 2,790                 1,811
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................             (500,879)               23,334               104,596                 7,056
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $     (752,309)       $       24,923        $       98,865        $        9,090
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                    MIST                                        MIST
       MIST                  MIST                Legg Mason               MIST              Lord Abbett          MIST Met/AIM
  Harris Oakmark        Janus Capital             Partners            Lord Abbett            Growth and            Capital
  International          Appreciation          Managed Assets        Bond Debenture            Income            Appreciation
    Subaccount            Subaccount             Subaccount            Subaccount            Subaccount           Subaccount
     (Class A)             (Class A)              (Class A)             (Class A)             (Class B)            (Class A)
  --------------        --------------        --------------        --------------        --------------        --------------

  $           --        $           --        $           --        $           --        $           --        $        3,678
  --------------        --------------        --------------        --------------        --------------        --------------

          15,855               356,475               176,806                 4,731                23,618                11,668
              17                 2,479                   437                    10                    34                    24
  --------------        --------------        --------------        --------------        --------------        --------------
          15,872               358,954               177,243                 4,741                23,652                11,692
  --------------        --------------        --------------        --------------        --------------        --------------
         (15,872)             (358,954)             (177,243)               (4,741)              (23,652)               (8,014)
  --------------        --------------        --------------        --------------        --------------        --------------


              --                    --                    --                    --                    --               256,081

          30,747                48,435                87,495                 4,303                34,647               (11,786)
  --------------        --------------        --------------        --------------        --------------        --------------
          30,747                48,435                87,495                 4,303                34,647               244,295
  --------------        --------------        --------------        --------------        --------------        --------------

         308,659             3,039,068             2,170,090                59,247               557,410              (254,837)
  --------------        --------------        --------------        --------------        --------------        --------------

  $      323,534        $    2,728,549        $    2,080,342        $       58,809        $      568,405        $      (18,556)
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                               MIST
                                               MIST Met/AIM          MIST MFS(R)         Neuberger Berman           MIST
                                             Small Cap Growth          Value               Real Estate          Pioneer Fund
                                                Subaccount           Subaccount             Subaccount           Subaccount
                                                 (Class A)            (Class A)              (Class A)            (Class A)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $       41,844        $           --        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                  209                20,742                33,245                16,713
  Administrative fees .................                   --                    --                   166                    49
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                  209                20,742                33,411                16,762
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....                 (209)               21,102               (33,411)              (16,762)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                  882               140,750                    --                    --
    Realized gain (loss) on sale of
      investments .....................                1,556                 3,777                45,965                 7,769
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                2,438               144,527                45,965                 7,769
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................                4,160               156,321             1,251,508               266,304
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $        6,389        $      321,950        $    1,264,062        $      257,311
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                   MIST                MetLife               MetLife                MetLife
  MIST Pioneer          MIST Pioneer           Third Avenue           Investment            Investment          Investment Large
 Mid-Cap Value        Strategic Income       Small Cap Value       Diversified Bond    International Stock       Company Stock
   Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
    (Class A)             (Class A)              (Class B)             (Class I)             (Class I)              (Class I)
  --------------        --------------        --------------        --------------        --------------        --------------

  $           30        $      170,186        $           --        $    4,392,350        $    1,514,115        $    1,097,412
  --------------        --------------        --------------        --------------        --------------        --------------

              42                18,195                   648               878,785               618,948               874,401
              --                   111                    --                   259                   185                   444
  --------------        --------------        --------------        --------------        --------------        --------------
              42                18,306                   648               879,044               619,133               874,845
  --------------        --------------        --------------        --------------        --------------        --------------
             (12)              151,880                  (648)            3,513,306               894,982               222,567
  --------------        --------------        --------------        --------------        --------------        --------------


             184                    --                    --                    --                    --                    --

            (489)                7,073                    68               995,610             4,507,377               432,126
  --------------        --------------        --------------        --------------        --------------        --------------
            (305)                7,073                    68               995,610             4,507,377               432,126
  --------------        --------------        --------------        --------------        --------------        --------------

             352               (13,598)               13,902              (794,876)           13,256,415            12,184,671
  --------------        --------------        --------------        --------------        --------------        --------------

  $           35        $      145,355        $       13,322        $    3,714,040        $   18,658,774        $   12,839,364
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                            MetLife Investment
                                              Small Company        MSF BlackRock          MSF BlackRock        MSF BlackRock
                                                  Stock          Aggressive Growth         Bond Income          Money Market
                                                Subaccount           Subaccount             Subaccount           Subaccount
                                                 (Class I)            (Class D)              (Class A)            (Class A)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $       79,081        $           --        $           --        $      561,750
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................              451,719                35,093                26,909                92,996
  Administrative fees .................                  273                   170                   240                    17
                                              --------------        --------------        --------------        --------------
    Total expenses ....................              451,992                35,263                27,149                93,013
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....             (372,911)              (35,263)              (27,149)              468,737
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........            7,096,947                    --                    --                    --
    Realized gain (loss) on sale of
      investments .....................            1,975,417               (47,393)               19,356                    --
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............            9,072,364               (47,393)               19,356                    --
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................           (1,132,398)              (64,114)              234,395                    --
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $    7,567,055        $     (146,770)       $      226,602        $      468,737
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                               MSF MetLife           MSF MetLife           MSF MetLife            MSF MetLife
     MSF FI                MSF FI               Aggressive           Conservative        Conservative to            Moderate
   Large Cap           Value Leaders            Allocation            Allocation       Moderate Allocation         Allocation
   Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
    (Class A)             (Class D)              (Class B)             (Class B)             (Class B)              (Class B)
  --------------        --------------        --------------        --------------        --------------        --------------

  $           --        $           --        $            6        $            7        $        5,371        $        2,176
  --------------        --------------        --------------        --------------        --------------        --------------

         238,629               102,085                   322                   171                 1,554                 2,322
             501                   202                     9                    --                    --                     7
  --------------        --------------        --------------        --------------        --------------        --------------
         239,130               102,287                   331                   171                 1,554                 2,329
  --------------        --------------        --------------        --------------        --------------        --------------
        (239,130)             (102,287)                 (325)                 (164)                3,817                  (153)
  --------------        --------------        --------------        --------------        --------------        --------------


              --                    --                    27                     3                 3,767                 3,134

        (185,722)              (22,806)                   29                 1,269                 3,260                 3,990
  --------------        --------------        --------------        --------------        --------------        --------------
        (185,722)              (22,806)                   56                 1,272                 7,027                 7,124
  --------------        --------------        --------------        --------------        --------------        --------------

       1,250,342               648,173                 8,769                 1,674                13,112                29,884
  --------------        --------------        --------------        --------------        --------------        --------------

  $      825,490        $      523,080        $        8,500        $        2,782        $       23,956        $       36,855
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                               MSF MetLife
                                               Moderate to                                      MSF                  MSF
                                                Aggressive            MSF MFS(R)            Oppenheimer          Oppenheimer
                                                Allocation          Total Return           Global Equity        Global Equity
                                                Subaccount           Subaccount              Subaccount           Subaccount
                                                 (Class B)            (Class F)               (Class A)            (Class B)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           44        $           --        $           --        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                1,952               191,330                90,836                21,024
  Administrative fees .................                    3                 1,015                 1,255                     4
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                1,955               192,345                92,091                21,028
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....               (1,911)             (192,345)              (92,091)              (21,028)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                  117                    --                    --                    --
    Realized gain (loss) on sale of
      investments .....................               18,835                60,306               113,027                15,934
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............               18,952                60,306               113,027                15,934
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................               42,561             2,831,832             1,673,519               384,172
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       59,602        $    2,699,793        $    1,694,455        $      379,078
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

  MSF Western           MSF Western
     Asset                 Asset
   Management            Management                                  Oppenheimer           PIMCO VIT              PIMCO VIT
High Yield Bond       U.S. Government                               Main Street/VA        Real Return            Total Return
   Subaccount            Subaccount            Money Market           Subaccount           Subaccount             Subaccount
    (Class A)             (Class A)             Subaccount         (Service Shares)  (Administrative Class) (Administrative Class)
  --------------        --------------        --------------        --------------        --------------        --------------

  $           --        $           --        $      189,135        $          300        $        4,467        $      251,760
  --------------        --------------        --------------        --------------        --------------        --------------

          35,591                40,614                35,553                    67                   598                42,850
             161                   285                     8                    --                    --                   226
  --------------        --------------        --------------        --------------        --------------        --------------
          35,752                40,899                35,561                    67                   598                43,076
  --------------        --------------        --------------        --------------        --------------        --------------
         (35,752)              (40,899)              153,574                   233                 3,869               208,684
  --------------        --------------        --------------        --------------        --------------        --------------


              --                    --                    --                    --                 5,395                31,725

          28,257                60,017                    --                 3,374                    13               (21,755)
  --------------        --------------        --------------        --------------        --------------        --------------
          28,257                60,017                    --                 3,374                 5,408                 9,970
  --------------        --------------        --------------        --------------        --------------        --------------

         473,683               365,219                    --                (1,864)              (10,464)              (43,489)
  --------------        --------------        --------------        --------------        --------------        --------------

  $      466,188        $      384,337        $      153,574        $        1,743        $       (1,187)       $      175,165
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                       Putnam VT
                                                  Putnam VT          International          Putnam VT           Travelers AIM
                                               Discovery Growth          Equity          Small Cap Value           Capital
                                                  Subaccount           Subaccount           Subaccount           Appreciation
                                                  (Class IB)           (Class IB)           (Class IB)            Subaccount
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $       16,487        $       17,645        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                  914                19,717                41,872                 5,980
  Administrative fees .................                   18                    51                   185                    11
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                  932                19,768                42,057                 5,991
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....                 (932)               (3,281)              (24,412)               (5,991)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                    --               540,293                11,957
    Realized gain (loss) on sale of
      investments .....................               10,547               229,091               174,628               666,725
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............               10,547               229,091               714,921               678,682
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................                1,737               438,040               169,368              (530,089)
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       11,352        $      663,850        $      859,877        $      142,602
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

   Travelers             Travelers                                    Travelers
  Convertible           Disciplined             Travelers             Federated             Travelers              Travelers
   Securities          Mid Cap Stock          Equity Income           High Yield         Federated Stock           Large Cap
   Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
  --------------        --------------        --------------        --------------        --------------        --------------

  $        8,579        $       90,078        $      255,931        $       34,094        $       61,873        $       65,904
  --------------        --------------        --------------        --------------        --------------        --------------

           2,106                31,999                53,111                 1,094                10,377                41,586
               4                    73                    94                    --                    10                    83
  --------------        --------------        --------------        --------------        --------------        --------------
           2,110                32,072                53,205                 1,094                10,387                41,669
  --------------        --------------        --------------        --------------        --------------        --------------
           6,469                58,006               202,726                33,000                51,486                24,235
  --------------        --------------        --------------        --------------        --------------        --------------


          13,438             2,687,399             1,954,259                    --               512,130               806,502

          36,675             2,252,147             1,578,320               (36,584)              108,818            (1,889,179)
  --------------        --------------        --------------        --------------        --------------        --------------
          50,113             4,939,546             3,532,579               (36,584)              620,948            (1,082,677)
  --------------        --------------        --------------        --------------        --------------        --------------

           7,671            (3,538,340)           (2,703,822)               14,259              (529,261)            1,552,966
  --------------        --------------        --------------        --------------        --------------        --------------

  $       64,253        $    1,459,212        $    1,031,483        $       10,675        $      143,173        $      494,524
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                Travelers
                                                 Mercury           Travelers MFS(R)        Travelers MFS(R)    Travelers MFS(R)
                                              Large Cap Core       Mid Cap Growth           Total Return            Value
                                                Subaccount           Subaccount              Subaccount           Subaccount
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $        3,395        $           --        $      387,973        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                4,120                18,378                79,695                 8,538
  Administrative fees .................                    5                    82                   446                     1
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                4,125                18,460                80,141                 8,539
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....                 (730)              (18,460)              307,832                (8,539)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........               49,576               354,170               421,111                13,903
    Realized gain (loss) on sale of
      investments .....................              118,299            (1,917,905)              297,224               177,815
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............              167,875            (1,563,735)              718,335               191,718
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................              (71,069)            1,961,817                 8,543                 4,232
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       96,076        $      379,622        $    1,034,710        $      187,411
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

   Travelers                                                         Travelers
   Mondrian                                     Travelers              Pioneer                                     Travelers
  International         Travelers               Pioneer              Strategic             Travelers              Strategic
    Stock              Pioneer Fund          Mid Cap Value             Income             Quality Bond              Equity
  Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
  --------------        --------------        --------------        --------------        --------------        --------------

  $       99,877        $       32,821        $           --        $           --        $      326,635        $      151,037
  --------------        --------------        --------------        --------------        --------------        --------------

           7,506                 7,990                     3                 8,104                13,171                86,782
               8                    25                    --                    68                   107                   186
  --------------        --------------        --------------        --------------        --------------        --------------
           7,514                 8,015                     3                 8,172                13,278                86,968
  --------------        --------------        --------------        --------------        --------------        --------------
          92,363                24,806                    (3)               (8,172)              313,357                64,069
  --------------        --------------        --------------        --------------        --------------        --------------


         112,282                    --                    --                    --                    --             1,655,983

         472,231              (123,780)                   89               (61,558)             (345,810)          (16,830,125)
  --------------        --------------        --------------        --------------        --------------        --------------
         584,513              (123,780)                   89               (61,558)             (345,810)          (15,174,142)
  --------------        --------------        --------------        --------------        --------------        --------------

        (288,198)              298,609                    21               110,540                (2,197)           17,008,332
  --------------        --------------        --------------        --------------        --------------        --------------

  $      388,678        $      199,635        $          107        $       40,810        $      (34,650)       $    1,898,259
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                              Travelers Style      Travelers Style
                                               Focus Series:        Focus Series:            Travelers          Van Kampen LIT
                                                 Small Cap            Small Cap           U.S. Government          Comstock
                                                   Growth               Value                Securities           Subaccount
                                                 Subaccount           Subaccount             Subaccount           (Class II)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $           --        $      624,843        $        8,978
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                    2                    --                26,874                 7,247
  Administrative fees .................                   --                    --                   151                    39
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                    2                    --                27,025                 7,286
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....                   (2)                   --               597,818                 1,692
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   43                    --               152,035                41,741
    Realized gain (loss) on sale of
      investments .....................                  115                     1              (780,159)                8,039
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                  158                     1              (628,124)               49,780
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................                   (2)                   --              (330,213)               71,719
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $          154        $            1        $     (360,519)       $      123,191
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                          VIP Dynamic
  Van Kampen LIT        Van Kampen LIT         VIP Asset                                    Capital              VIP Equity -
    Enterprise         Strategic Growth        Manager SM         VIP Contrafund(R)       Appreciation              Income
    Subaccount            Subaccount           Subaccount            Subaccount            Subaccount             Subaccount
    (Class II)            (Class II)         (Initial Class)      (Service Class 2)     (Service Class 2)       (Initial Class)
  --------------        --------------        --------------        --------------        --------------        --------------

  $          188        $           --        $      338,400        $      156,446        $          782        $      988,872
  --------------        --------------        --------------        --------------        --------------        --------------

           1,047                 4,556                67,279               102,433                 2,047               157,106
              43                    52                   681                   263                     9                 2,827
  --------------        --------------        --------------        --------------        --------------        --------------
           1,090                 4,608                67,960               102,696                 2,056               159,933
  --------------        --------------        --------------        --------------        --------------        --------------
            (902)               (4,608)              270,440                53,750                (1,274)              828,939
  --------------        --------------        --------------        --------------        --------------        --------------


              --                    --                    --             1,381,745                 9,247             3,596,885

           2,719                17,055               (78,895)              456,261                10,099               749,462
  --------------        --------------        --------------        --------------        --------------        --------------
           2,719                17,055               (78,895)            1,838,006                19,346             4,346,347
  --------------        --------------        --------------        --------------        --------------        --------------

           4,875                  (989)              623,108              (303,933)               12,009               131,000
  --------------        --------------        --------------        --------------        --------------        --------------

  $        6,692        $       11,458        $      814,653        $    1,587,823        $       30,081        $    5,306,286
  ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Concluded)
                      For the year ended December 31, 2006

                                                                                                                Wells Fargo VT
                                                VIP Growth        VIP High Income         VIP Mid Cap             Advantage
                                                Subaccount           Subaccount            Subaccount           Small/Mid Cap
                                              (Initial Class)      (Initial Class)      (Service Class 2)      Value Subaccount
                                              ---------------      ---------------      -----------------      ----------------
Investment Income:
  Dividends ...........................       $      143,791        $      240,115        $       30,037        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................              191,388                14,697               136,315                12,774
  Administrative fees .................                1,998                   116                   357                    35
                                              --------------        --------------        --------------        --------------
    Total expenses ....................              193,386                14,813               136,672                12,809
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....              (49,595)              225,302              (106,635)              (12,809)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                    --             2,002,763               247,288
    Realized gain (loss) on sale of
      investments .....................           (2,253,745)             (108,048)              566,945               102,722
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............           (2,253,745)             (108,048)            2,569,708               350,010
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................            4,548,042               180,804              (572,980)             (133,606)
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $    2,244,702        $      298,058        $    1,890,093        $      203,595
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                      [This page intentionally left blank]

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the years ended December 31, 2006 and 2005

                                         Dreyfus Stock Index            AIM V.I. Core Equity            AIM V.I. Premier
                                      Subaccount (Initial Shares)       Subaccount (Series I)     Equity Subaccount (Series I)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    274,260    $    258,648    $        237    $         --    $      5,193    $        529
  Realized gain (loss) ...........        564,781         (69,891)          1,041              --          89,144           5,101
  Change in unrealized gain (loss)
    on investments ...............      2,973,799         843,867          55,580              --         (61,279)         22,694
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................      3,812,840       1,032,624          56,858              --          33,058          28,324
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..      2,462,697       2,492,860          64,479              --          31,381         108,392
  Participant transfers from other
    funding options ..............        670,720         586,432         682,268              --           1,216           3,223
  Administrative and asset
    allocation charges ...........           (143)           (292)             --              --              --             (41)
  Contract surrenders ............     (5,261,539)     (2,784,445)        (40,472)             --         (10,616)        (53,354)
  Participant transfers to other
    funding options ..............     (1,582,086)     (1,756,731)        (41,603)             --        (677,329)        (40,675)
  Other receipts/(payments) ......        (60,401)        (39,250)             --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     (3,770,752)     (1,501,426)        664,672              --        (655,348)         17,545
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................         42,088        (468,802)        721,530              --        (622,290)         45,869
Net Assets:
  Beginning of year ..............     26,463,555      26,932,357              --              --         622,290         576,421
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $ 26,505,643    $ 26,463,555    $    721,530    $         --    $         --    $    622,290
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                         American Funds
    American Funds Global          American Funds Growth                 Growth-Income              Capital Appreciation
  Growth Subaccount (Class 2)       Subaccount (Class 2)              Subaccount (Class 2)               Subaccount
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $      3,632    $        315    $     21,599    $      3,046    $     37,214    $     15,013    $   (184,078)   $   (514,433)
       28,942           6,157          68,510          17,522         103,951          14,388      (2,439,154)     (1,434,537)

      335,141         113,923         440,147         293,294         309,374          91,604       1,903,970      16,054,473
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      367,715         120,395         530,256         313,862         450,539         121,005        (719,262)     14,105,503
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      631,022         258,999       1,468,406         572,814         801,325         470,294       2,657,737       7,557,193

    1,349,581         123,124       4,149,458         534,160       1,350,257         819,589       1,120,562       6,651,900

           --              (7)             --              (7)             --              (3)             (5)           (278)
     (250,994)        (26,936)       (590,217)        (83,109)       (278,321)        (60,334)     (3,667,368)     (9,025,804)

      (93,809)        (57,750)       (336,246)        (99,756)       (156,482)        (61,197)    (95,076,151)     (4,235,592)
           --              --              --          (1,220)             --              --            (497)        (20,563)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    1,635,800         297,430       4,691,401         922,882       1,716,779       1,168,349     (94,965,722)        926,856
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    2,003,515         417,825       5,221,657       1,236,744       2,167,318       1,289,354     (95,684,984)     15,032,359

    1,070,320         652,495       2,674,196       1,437,452       2,283,983         994,629      95,684,984      80,652,625
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $  3,073,835    $  1,070,320    $  7,895,853    $  2,674,196    $  4,451,301    $  2,283,983    $         --    $ 95,684,984
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                           Credit Suisse Trust                                              Delaware VIP
                                             Emerging Markets              Delaware VIP REIT              Small Cap Value
                                                Subaccount             Subaccount (Standard Class)   Subaccount (Standard Class)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     (6,958)   $     (2,919)   $     90,449    $     51,602    $    (49,239)   $    (35,066)
  Realized gain (loss) ...........        340,362         120,796       1,340,577         541,211       1,371,483         848,995
  Change in unrealized gain (loss)
    on investments ...............        359,469         273,678      (1,010,939)       (297,664)        (24,960)       (147,057)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        692,873         391,555         420,087         295,149       1,297,284         666,872
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        740,853         481,959         279,642       1,083,679       2,582,169       1,360,920
  Participant transfers from other
    funding options ..............        785,290         378,754         246,332         808,340       1,291,544         949,417
  Administrative and asset
    allocation charges ...........            (12)            (38)             --             (43)             --             (43)
  Contract surrenders ............       (931,258)       (608,609)       (360,786)       (854,232)     (3,537,006)     (1,266,983)
  Participant transfers to other
    funding options ..............       (267,492)       (230,279)     (5,584,067)       (959,857)       (766,511)       (548,631)
  Other receipts/(payments) ......             --              --              --          (1,589)           (969)         (2,952)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        327,381          21,787      (5,418,879)         76,298        (430,773)        491,728
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................      1,020,254         413,342      (4,998,792)        371,447         866,511       1,158,600
Net Assets:
  Beginning of year ..............      1,997,843       1,584,501       4,998,792       4,627,345       8,650,973       7,492,373
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  3,018,097    $  1,997,843    $         --    $  4,998,792    $  9,517,484    $  8,650,973
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                         Dreyfus VIF                                                   FTVIPT Templeton
  Dreyfus VIF Appreciation            Developing Leaders             FTVIPT Mutual Shares             Developing Markets
 Subaccount (Initial Shares)      Subaccount (Initial Shares)   Securities Subaccount (Class 2) Securities Subaccount (Class 2)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $    106,867    $   (135,997)   $    (62,876)   $   (129,180)   $     (5,846)   $      6,797    $      4,038    $      2,336
       89,201         (99,513)      1,445,684          65,520         572,733          31,536          84,782           3,197

    2,006,468         779,170        (914,309)        881,777        (366,851)        198,679         199,161          99,674
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    2,202,536         543,660         468,499         818,117         200,036         237,012         287,981         105,207
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    1,205,817       1,140,000       2,220,467       1,932,327         152,739         420,749         498,622         117,001

      286,664         166,821         894,380         585,466          44,111         724,168         970,996         333,541

           --             (75)            (17)           (143)             --              --              --              (3)
   (2,651,578)     (3,257,230)     (3,472,936)     (2,482,311)        (21,553)       (170,861)       (195,383)        (11,111)

     (571,998)       (355,884)     (1,046,386)       (913,461)     (3,075,798)       (124,306)       (575,978)        (23,949)
      (12,348)        (49,785)             --          (1,063)             --              --              --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   (1,743,443)     (2,356,153)     (1,404,492)       (879,185)     (2,900,501)        849,750         698,257         415,479
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      459,093      (1,812,493)       (935,993)        (61,068)     (2,700,465)      1,086,762         986,238         520,686

   15,422,701      17,235,194      17,163,551      17,224,619       2,700,465       1,613,703         670,889         150,203
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $ 15,881,794    $ 15,422,701    $ 16,227,558    $ 17,163,551    $         --    $  2,700,465    $  1,657,127    $    670,889
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                            FTVIPT Templeton               FTVIPT Templeton              FTVIPT Templeton
                                           Foreign Securities          Global Asset Allocation          Growth Securities
                                          Subaccount (Class 2)           Subaccount (Class 1)          Subaccount (Class 2)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $      8,572    $      3,850    $    729,978    $    341,395    $     (6,193)   $      5,071
  Realized gain (loss) ...........         60,200           3,949         942,377         104,659         302,755           3,145
  Change in unrealized gain (loss)
    on investments ...............        270,076          87,735         485,303        (116,108)       (121,629)        108,345
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        338,848          95,534       2,157,658         329,946         174,933         116,561
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        572,005         287,337       1,544,399       1,143,692          90,541         187,000
  Participant transfers from other
    funding options ..............        866,810         407,831       1,090,436         556,026         418,466       1,598,920
  Administrative and asset
    allocation charges ...........             --              (2)            (30)           (108)             --              --
  Contract surrenders ............       (283,939)        (18,389)     (2,025,885)       (811,437)        (33,235)        (10,822)
  Participant transfers to other
    funding options ..............       (297,545)        (56,493)       (596,477)       (571,742)     (2,557,662)       (129,999)
  Other receipts/(payments) ......             --              --              --         (17,160)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        857,331         620,284          12,443         299,271      (2,081,890)      1,645,099
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................      1,196,179         715,818       2,170,101         629,217      (1,906,957)      1,761,660
Net Assets:
  Beginning of year ..............      1,192,628         476,810      10,405,437       9,776,220       1,906,957         145,297
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  2,388,807    $  1,192,628    $ 12,575,538    $ 10,405,437    $         --    $  1,906,957
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

      FTVIPT Templeton                                                   Janus Aspen                    Janus Aspen
     Growth Securities                   High Yield Bond             Balanced Subaccount               Mid Cap Growth
 Subaccount - Class 1 Shares                Subaccount                 (Service Shares)          Subaccount (Service Shares)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $    (45,543)   $    174,375    $    420,647    $    (53,253)   $     (9,650)   $     57,944    $    (10,045)   $     (8,287)
    5,228,428         112,952         171,959          75,720         720,234          45,458          71,099          42,200

   (2,769,316)      1,761,128        (423,550)         12,504        (559,819)        181,702         104,522          86,199
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    2,413,569       2,048,455         169,056          34,971         150,765         285,104         165,576         120,112
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      677,315       1,920,100         264,896         894,015         181,327         757,744         238,687         205,217

      329,970         750,248          82,293         556,731         108,445         113,826         122,845          22,137

           (2)            (65)             --             (56)             --            (105)             (8)            (43)
     (646,050)     (1,707,981)       (440,554)       (826,546)     (1,495,108)       (448,210)       (229,562)       (110,959)

  (28,763,796)       (896,502)     (6,904,428)     (1,064,200)     (3,590,077)       (283,096)        (44,761)       (118,005)
           --          (1,778)             --         (41,283)             --              --              --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  (28,402,563)         64,022      (6,997,793)       (481,339)     (4,795,413)        140,159          87,201          (1,653)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  (25,988,994)      2,112,477      (6,828,737)       (446,368)     (4,644,648)        425,263         252,777         118,459

   25,988,994      23,876,517       6,828,737       7,275,105       4,644,648       4,219,385       1,241,477       1,123,018
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $         --    $ 25,988,994    $         --    $  6,828,737    $         --    $  4,644,648    $  1,494,254    $  1,241,477
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                            Janus Aspen
                                          Worldwide Growth                Lazard Retirement               LMPIS Dividend
                                     Subaccount (Service Shares)         Small Cap Subaccount           Strategy Subaccount
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     17,426    $      8,625    $     (2,815)   $     (1,101)   $      7,277    $      3,058
  Realized gain (loss) ...........         37,676          20,200          56,441          15,559           6,505           4,299
  Change in unrealized gain (loss)
    on investments ...............        237,450          52,874          (1,542)         (6,464)         38,900         (10,726)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        292,552          81,699          52,084           7,994          52,682          (3,369)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        202,804         582,954         137,504         129,949         156,738          70,475
  Participant transfers from other
    funding options ..............        186,380          84,293         168,547          95,089          54,762          10,035
  Administrative and asset
    allocation charges ...........            (11)            (33)             --              --              --             (14)
  Contract surrenders ............       (192,283)       (492,877)         (7,236)         (9,118)        (60,677)        (26,675)
  Participant transfers to other
    funding options ..............       (246,375)       (169,767)       (645,054)         (6,970)        (12,301)        (54,484)
  Other receipts/(payments) ......             --            (521)             --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        (49,485)          4,049        (346,239)        208,950         138,522            (663)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        243,067          85,748        (294,155)        216,944         191,204          (4,032)
Net Assets:
  Beginning of year ..............      1,807,903       1,722,155         294,155          77,211         285,767         289,799
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  2,050,970    $  1,807,903    $         --    $    294,155    $    476,971    $    285,767
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                           LMPVPV
  LMPIS Premier Selections            Small Cap Growth                LMPVPI All Cap                   LMPVPI Investors
  All Cap Growth Subaccount       Opportunities Subaccount         Subaccount (Class I)              Subaccount (Class I)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $       (813)   $       (697)   $     (6,402)   $     (4,961)   $     50,894    $      5,842    $     27,771    $     13,441
        5,473           1,805         110,147         100,852       1,129,744         218,249         242,693          66,347

          883           2,817         (11,959)        (66,805)        493,139         135,310         300,728         110,598
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        5,543           3,925          91,786          29,086       1,673,777         359,401         571,192         190,386
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       13,547          17,498         170,621         129,303       1,074,004       1,455,901         382,593         471,293

          707              --         244,880         134,760         253,742         119,814          65,611          36,771

           --              --              --              (3)             --             (22)            (30)            (71)
      (12,143)        (13,424)        (85,938)        (68,962)     (3,579,090)     (1,427,000)       (786,805)       (538,974)

       (6,177)        (18,288)       (374,483)        (93,867)       (735,373)       (822,232)       (150,155)       (205,896)
           --              --              --              --          (6,831)         (1,131)             --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       (4,066)        (14,214)        (44,920)        101,231      (2,993,548)       (674,670)       (488,786)       (236,877)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        1,477         (10,289)         46,866         130,317      (1,319,771)       (315,269)         82,406         (46,491)

       87,810          98,099         846,340         716,023      11,622,988      11,938,257       3,634,872       3,681,363
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $     89,287    $     87,810    $    893,206    $    846,340    $ 10,303,217    $ 11,622,988    $  3,717,278    $  3,634,872
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                          LMPVPI Small Cap               LMPVPI Total Return           LMPVPII Appreciation
                                     Growth Subaccount (Class I)         Subaccount (Class I)               Subaccount
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    (10,768)   $     (9,596)   $      9,196    $      7,310    $      4,526    $        442
  Realized gain (loss) ...........        151,434         155,792          20,111          13,145          63,673          36,386
  Change in unrealized gain (loss)
    on investments ...............         31,700         (94,503)         50,335          (4,947)         82,362             586
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        172,366          51,693          79,642          15,508         150,561          37,414
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        192,550         218,687          51,486          94,153         215,467         198,354
  Participant transfers from other
    funding options ..............        244,021          66,646           2,789           9,844          72,256          25,276
  Administrative and asset
    allocation charges ...........             --              (1)             --              (2)             --             (10)
  Contract surrenders ............       (170,803)       (106,101)        (62,911)        (87,365)       (161,764)       (235,281)
  Participant transfers to other
    funding options ..............       (329,451)       (213,112)           (242)        (29,192)        (14,978)        (42,141)
  Other receipts/(payments) ......             --              --              --         (12,972)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        (63,683)        (33,881)         (8,878)        (25,534)        110,981         (53,802)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        108,683          17,812          70,764         (10,026)        261,542         (16,388)
Net Assets:
  Beginning of year ..............      1,475,998       1,458,186         696,719         706,745       1,036,224       1,052,612
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  1,584,681    $  1,475,998    $    767,483    $    696,719    $  1,297,766    $  1,036,224
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    LMPVPII Equity Index               LMPVPII Fundamental          LMPVPIII Adjustable Rate          LMPVPIII Aggressive
    Subaccount (Class II)                Value Subaccount               Income Subaccount               Growth Subaccount
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $    122,790    $     84,693    $     26,212    $      5,245    $      4,456    $      2,612    $    (66,969)   $    (63,573)
      876,771         143,808         507,636         408,718            (811)            191         670,627         189,275

    1,866,289         432,195          73,545        (207,432)         (1,889)         (1,331)         95,282         690,769
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    2,865,850         660,696         607,393         206,531           1,756           1,472         698,940         816,471
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    2,717,729       2,433,735         437,159         763,332          41,547          31,316       1,484,917       1,344,967

    2,219,215         606,071          82,620          30,426          53,112         108,138       2,107,001         503,016

           --            (313)             --             (11)             --              --              --             (31)
   (5,487,866)     (3,506,659)     (2,401,970)       (737,252)         (2,189)         (5,947)     (3,072,125)     (1,050,167)

     (668,390)       (824,274)       (199,887)       (149,216)        (89,122)        (50,000)       (606,689)       (910,260)
      (32,806)        (15,389)           (319)             --              --              --              --            (890)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   (1,252,118)     (1,306,829)     (2,082,397)        (92,721)          3,348          83,507         (86,896)       (113,365)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    1,613,732        (646,133)     (1,475,004)        113,810           5,104          84,979         612,044         703,106

   20,541,484      21,187,617       5,331,406       5,217,596         105,540          20,561       8,425,389       7,722,283
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $ 22,155,216    $ 20,541,484    $  3,856,402    $  5,331,406    $    110,644    $    105,540    $  9,037,433    $  8,425,389
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                            LMPVPIII High              LMPVPIII International          LMPVPIII Large Cap
                                           Income Subaccount          All Cap Growth Subaccount         Growth Subaccount
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    115,230    $    113,069    $     93,419    $     34,640    $    (46,763)   $    (49,375)
  Realized gain (loss) ...........        (21,493)        (25,799)        479,025          85,794          87,384          37,393
  Change in unrealized gain (loss)
    on investments ...............         64,647         (64,299)        848,546         449,827         158,739         300,355
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        158,384          22,971       1,420,990         570,261         199,360         288,373
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        278,625         150,584         843,446         574,837         569,385         662,443
  Participant transfers from other
    funding options ..............        145,948         177,043         594,449         257,272         131,573         620,497
  Administrative and asset
    allocation charges ...........             --             (18)             (6)            (72)             --             (34)
  Contract surrenders ............       (442,556)       (218,740)     (1,267,809)       (851,526)       (934,591)     (1,017,639)
  Participant transfers to other
    funding options ..............        (91,473)       (291,705)       (402,365)       (139,238)       (567,085)       (614,739)
  Other receipts/(payments) ......         (4,112)        (11,453)         (4,106)         (6,963)        (31,113)        (10,943)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........       (113,568)       (194,289)       (236,391)       (165,690)       (831,831)       (360,415)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................         44,816        (171,318)      1,184,599         404,571        (632,471)        (72,042)
Net Assets:
  Beginning of year ..............      1,599,026       1,770,344       5,788,182       5,383,611       6,636,876       6,708,918
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  1,643,842    $  1,599,026    $  6,972,781    $  5,788,182    $  6,004,405    $  6,636,876
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    LMPVPIII Large Cap                   LMPVPIII Money          LMPVPIII Social Awareness           Lord Abbett Growth and
     Value Subaccount                   Market Subaccount             Stock Subaccount            Income Subaccount (Class VC)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $     59,616    $     84,108    $    186,347    $     95,641    $    (31,272)   $    (13,561)   $      9,565    $      4,054
      416,918          22,078              --              --          26,677         (61,801)         54,341          50,865

    1,077,558         386,553              --              --         617,502         395,516         102,498         (18,387)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    1,554,092         492,739         186,347          95,641         612,907         320,154         166,404          36,532
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    1,051,054         736,059       1,839,004       1,232,504         896,288       1,025,942         319,164         195,425

      304,645         127,627       1,754,793       2,448,643          41,775         207,495         295,849         531,592

           (8)             (8)            (94)            (91)             --             (43)             --              (3)
   (1,619,117)     (1,057,348)     (1,712,017)     (2,017,435)     (1,406,473)     (1,634,014)        (49,723)        (66,018)

     (188,707)       (222,311)     (1,480,619)     (1,494,761)       (414,142)       (493,996)       (182,279)        (21,097)
           --          (7,796)             --          (4,023)         (2,089)             --              --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     (452,133)       (423,777)        401,067         164,837        (884,641)       (894,616)        383,011         639,899
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    1,101,959          68,962         587,414         260,478        (271,734)       (574,462)        549,415         676,431

    9,180,327       9,111,365       5,152,681       4,892,203       9,798,523      10,372,985         853,141         176,710
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $ 10,282,286    $  9,180,327    $  5,740,095    $  5,152,681    $  9,526,789    $  9,798,523    $  1,402,556    $    853,141
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                        Lord Abbett Mid-Cap               Managed Assets              MIST Batterymarch Mid-Cap
                                     Value Subaccount (Class VC)            Subaccount                Stock Subaccount (Class A)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $        (70)   $       (255)   $    707,060    $   (278,802)   $    (62,843)   $         --
  Realized gain (loss) ...........         76,150          34,360        (104,339)        (89,865)       (188,587)             --
  Change in unrealized gain (loss)
    on investments ...............         10,737           2,116         635,433       1,406,348        (500,879)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         86,817          36,221       1,238,154       1,037,681        (752,309)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        274,665         140,820         666,767       2,599,243       1,278,075              --
  Participant transfers from other
    funding options ..............        233,138         206,450         149,420         523,081      17,362,616              --
  Administrative and asset
    allocation charges ...........             --              (5)             --            (100)             (3)             --
  Contract surrenders ............        (15,753)        (26,313)     (1,715,123)     (6,299,922)     (2,085,093)             --
  Participant transfers to other
    funding options ..............       (113,974)        (32,362)    (36,468,382)     (1,024,057)     (1,680,091)             --
  Other receipts/(payments) ......             --              --            (107)        (63,653)         (3,021)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        378,076         288,590     (37,367,425)     (4,265,408)     14,872,483              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        464,893         324,811     (36,129,271)     (3,227,727)     14,120,174              --
Net Assets:
  Beginning of year ..............        542,274         217,463      36,129,271      39,356,998              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  1,007,167    $    542,274    $         --    $ 36,129,271    $ 14,120,174    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                                          MIST Harris Oakmark
     MIST BlackRock High           MIST BlackRock Large-Cap           MIST Dreman Small-Cap                 International
  Yield Subaccount (Class A)       Core Subaccount (Class A)        Value Subaccount (Class A)           Subaccount (Class A)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $     (2,406)   $         --    $     (8,521)   $         --    $        223    $         --    $    (15,872)   $         --
        3,995              --           2,790              --           1,811              --          30,747              --

       23,334              --         104,596              --           7,056              --         308,659              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       24,923              --          98,865              --           9,090              --         323,534              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      288,474              --          96,722              --           9,634              --         638,320              --

      440,978              --       1,616,321              --          95,240              --       3,462,457              --

           --              --              --              --              --              --              --              --
     (239,182)             --        (155,860)             --              --              --        (789,381)             --

          (14)             --         (75,191)             --          (1,562)             --        (207,316)             --
           --              --              --              --              --              --              --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      490,256              --       1,481,992              --         103,312              --       3,104,080              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      515,179              --       1,580,857              --         112,402              --       3,427,614              --

           --              --              --              --              --              --              --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $    515,179    $         --    $  1,580,857    $         --    $    112,402    $         --    $  3,427,614    $         --
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                          MIST Janus Capital          MIST Legg Mason Partners          MIST Lord Abbett
                                             Appreciation                  Managed Assets                Bond Debenture
                                         Subaccount (Class A)           Subaccount (Class A)          Subaccount (Class A)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $   (358,954)   $         --    $   (177,243)   $         --    $     (4,741)   $         --
  Realized gain (loss) ...........         48,435              --          87,495              --           4,303              --
  Change in unrealized gain (loss)
    on investments ...............      3,039,068              --       2,170,090              --          59,247              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................      2,728,549              --       2,080,342              --          58,809              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..      5,988,362              --       2,227,963              --         123,995              --
  Participant transfers from other
    funding options ..............     98,095,021              --      36,638,883              --       1,190,411              --
  Administrative and asset
    allocation charges ...........           (142)             --             (66)             --              --              --
  Contract surrenders ............    (20,178,176)             --      (5,958,004)             --         (94,028)             --
  Participant transfers to other
    funding options ..............     (5,180,510)             --        (661,854)             --        (181,372)             --
  Other receipts/(payments) ......        (84,256)             --         (44,742)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     78,640,299              --      32,202,180              --       1,039,006              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................     81,368,848              --      34,282,522              --       1,097,815              --
Net Assets:
  Beginning of year ..............             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $ 81,368,848          $ -- $      34,282,522    $         --    $  1,097,815    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

     MIST Lord Abbett                     MIST Met/AIM                  MIST Met/AIM
    Growth and Income                 Capital Appreciation            Small Cap Growth                  MIST MFS(R) Value
   Subaccount (Class B)               Subaccount (Class A)          Subaccount (Class A)              Subaccount (Class A)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $    (23,652)   $         --    $     (8,014)   $         --    $       (209)   $         --    $     21,102    $         --
       34,647              --         244,295              --           2,438              --         144,527              --

      557,410              --        (254,837)             --           4,160              --         156,321              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      568,405              --         (18,556)             --           6,389              --         321,950              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    1,045,476              --         122,518              --           5,330              --         232,023              --

    7,794,736              --       2,216,176              --          71,714              --       3,140,788              --

           --              --              --              --              --              --              --              --
   (1,503,827)             --        (201,896)             --              --              --         (45,984)             --

     (518,254)             --         (13,669)             --            (421)             --         (56,311)             --
           --              --              --              --              --              --              --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    6,818,131              --       2,123,129              --          76,623              --       3,270,516              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    7,386,536              --       2,104,573              --          83,012              --       3,592,466              --

           --              --              --              --              --              --              --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $  7,386,536    $         --    $  2,104,573    $         --    $     83,012    $         --    $  3,592,466    $         --
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                        MIST Neuberger Berman
                                             Real Estate                 MIST Pioneer Fund            MIST Pioneer Mid-Cap
                                         Subaccount (Class A)           Subaccount (Class A)       Value Subaccount (Class A)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    (33,411)   $         --    $    (16,762)   $         --    $        (12)   $         --
  Realized gain (loss) ...........         45,965              --           7,769              --            (305)             --
  Change in unrealized gain (loss)
    on investments ...............      1,251,508              --         266,304              --             352              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................      1,264,062              --         257,311              --              35              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        675,505              --         267,344              --             516              --
  Participant transfers from other
    funding options ..............      6,334,849              --       3,408,237              --          27,174              --
  Administrative and asset
    allocation charges ...........             (3)             --              (2)             --              --              --
  Contract surrenders ............       (569,416)             --        (433,821)             --            (513)             --
  Participant transfers to other
    funding options ..............       (456,129)             --         (59,379)             --         (13,769)             --
  Other receipts/(payments) ......         (3,936)             --          (1,197)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      5,980,870              --       3,181,182              --          13,408              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................      7,244,932              --       3,438,493              --          13,443              --
Net Assets:
  Beginning of year ..............             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  7,244,932    $         --    $  3,438,493    $         --    $     13,443    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                         MIST Third Avenue            MetLife Investment                MetLife Investment
    MIST Pioneer Strategic                Small Cap Value              Diversified Bond                International Stock
  Income Subaccount (Class A)           Subaccount (Class B)         Subaccount (Class I)              Subaccount (Class I)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $    151,880    $         --    $       (648)   $         --    $  3,513,306    $  2,710,979    $    894,982    $    394,336
        7,073              --              68              --         995,610         660,641       4,507,377        (231,209)

      (13,598)             --          13,902              --        (794,876)     (1,989,479)     13,256,415       9,363,798
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      145,355              --          13,322              --       3,714,040       1,382,141      18,658,774       9,526,925
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      573,520              --          30,307              --      11,920,715      13,823,324      10,887,004       8,433,392

    3,712,063              --         611,298              --       7,704,416       5,969,641       3,283,786       1,711,999

           --              --              --              --        (525,768)       (662,720)       (322,902)       (362,607)
     (509,712)             --          (1,015)             --     (28,164,924)    (19,416,566)    (21,412,338)    (13,590,927)

     (267,109)             --          (3,752)             --      (3,162,106)     (2,397,389)     (8,873,199)     (3,958,023)
           --              --              --              --        (152,649)       (237,569)        (57,265)        (59,696)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    3,508,762              --         636,838              --     (12,380,316)     (2,921,279)    (16,494,914)     (7,825,862)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    3,654,117              --         650,160              --      (8,666,276)     (1,539,138)      2,163,860       1,701,063

           --              --              --              --     110,850,259     112,389,397      77,609,197      75,908,134
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $  3,654,117    $         --    $    650,160    $         --    $102,183,983    $110,850,259    $ 79,773,057    $ 77,609,197
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                           MetLife Investment             MetLife Investment              MSF BlackRock
                                          Large Company Stock            Small Company Stock            Aggressive Growth
                                          Subaccount (Class I)           Subaccount (Class I)          Subaccount (Class D)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    222,567    $    385,265    $   (372,911)   $   (373,407)   $    (35,263)   $         --
  Realized gain (loss) ...........        432,126      (1,153,254)      9,072,364       3,200,640         (47,393)             --
  Change in unrealized gain (loss)
    on investments ...............     12,184,671       7,121,871      (1,132,398)        818,607         (64,114)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................     12,839,364       6,353,882       7,567,055       3,645,840        (146,770)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..     12,159,202      13,114,538       6,739,986       6,440,773         370,687              --
  Participant transfers from other
    funding options ..............      2,877,050       2,454,444       1,780,035       1,518,173       6,626,426              --
  Administrative and asset
    allocation charges ...........       (504,446)       (614,981)       (214,540)       (259,326)            (21)             --
  Contract surrenders ............    (30,049,684)    (18,546,505)    (15,054,861)     (9,739,385)       (779,665)             --
  Participant transfers to other
    funding options ..............     (2,842,431)     (3,176,760)     (3,229,830)     (2,551,555)       (194,781)             --
  Other receipts/(payments) ......        (77,574)        (81,608)        (41,822)       (134,501)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........    (18,437,883)     (6,850,872)    (10,021,032)     (4,725,821)      6,022,646              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................     (5,598,519)       (496,990)     (2,453,977)     (1,079,981)      5,875,876              --
Net Assets:
  Beginning of year ..............    114,392,248     114,889,238      60,956,070      62,036,051              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $108,793,729    $114,392,248    $ 58,502,093    $ 60,956,070    $  5,875,876    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

       MSF BlackRock                      MSF BlackRock
        Bond Income                        Money Market               MSF FI Large Cap                MSF FI Value Leaders
    Subaccount (Class A)               Subaccount (Class A)         Subaccount (Class A)              Subaccount (Class D)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $    (27,149)   $         --    $    468,737    $         --    $   (239,130)   $         --    $   (102,287)   $         --
       19,356              --              --              --        (185,722)             --         (22,806)             --

      234,395              --              --              --       1,250,342              --         648,173              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      226,602              --         468,737              --         825,490              --         523,080              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      489,390              --       4,868,768              --       3,027,915              --         926,033              --

    5,417,579              --      23,088,709              --      56,027,703              --      19,588,174              --

          (23)             --              --              --             (51)             --              --              --
     (692,603)             --      (3,685,223)             --      (9,103,166)             --      (2,377,451)             --

     (275,068)             --      (4,804,823)             --      (1,501,274)             --        (861,863)             --
           --              --         (67,662)             --         (19,988)             --            (734)             --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    4,939,275              --      19,399,769              --      48,431,139              --      17,274,159              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    5,165,877              --      19,868,506              --      49,256,629              --      17,797,239              --

           --              --              --              --              --              --              --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $  5,165,877    $         --    $ 19,868,506    $         --    $ 49,256,629    $         --    $ 17,797,239    $         --
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                             MSF MetLife                    MSF MetLife           MSF MetLife Conservative to
                                        Aggressive Allocation         Conservative Allocation         Moderate Allocation
                                         Subaccount (Class B)           Subaccount (Class B)          Subaccount (Class B)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $       (325)   $         --    $       (164)   $         --    $      3,817    $         --
  Realized gain (loss) ...........             56              --           1,272              --           7,027              --
  Change in unrealized gain (loss)
    on investments ...............          8,769              --           1,674              --          13,112              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................          8,500              --           2,782              --          23,956              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        111,566              --          24,045              --         263,055              --
  Participant transfers from other
    funding options ..............        109,693              --          93,707              --         542,760              --
  Administrative and asset
    allocation charges ...........             (4)             --              --              --              --              --
  Contract surrenders ............         (2,366)             --            (576)             --         (69,839)             --
  Participant transfers to other
    funding options ..............         (2,399)             --         (42,120)             --        (125,365)             --
  Other receipts/(payments) ......             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        216,490              --          75,056              --         610,611              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        224,990              --          77,838              --         634,567              --
Net Assets:
  Beginning of year ..............             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $    224,990    $         --    $     77,838    $         --    $    634,567    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                   MSF MetLife Moderate to                MSF MFS(R)                    MSF Oppenheimer
      MSF MetLife Moderate          Aggressive Allocation               Total Return                     Global Equity
 Allocation Subaccount (Class B)     Subaccount (Class B)           Subaccount (Class F)              Subaccount (Class A)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $       (153)   $         --    $     (1,911)   $         --    $   (192,345)   $         --    $    (92,091)   $         --
        7,124              --          18,952              --          60,306              --         113,027              --

       29,884              --          42,561              --       2,831,832              --       1,673,519              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       36,855              --          59,602              --       2,699,793              --       1,694,455              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      193,125              --         246,927              --       3,093,058              --       1,174,956              --

      869,593              --         824,842              --      37,201,178              --      28,772,391              --

           --              --              --              --            (103)             --             (48)             --
      (12,378)             --         (16,206)             --      (3,395,223)             --      (4,375,273)             --

      (10,015)             --          (3,192)             --      (1,343,874)             --      (1,521,589)             --
           --              --              --              --          (7,191)             --          (8,830)             --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    1,040,325              --       1,052,371              --      35,547,845              --      24,041,607              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    1,077,180              --       1,111,973              --      38,247,638              --      25,736,062              --

           --              --              --              --              --              --              --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $  1,077,180    $         --    $  1,111,973    $         --    $ 38,247,638    $         --    $ 25,736,062    $         --
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                                         MSF Western Asset
                                             MSF Oppenheimer               MSF Western Asset                 Management
                                              Global Equity              Management High Yield            U.S. Government
                                           Subaccount (Class B)         Bond Subaccount (Class A)       Subaccount (Class A)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    (21,028)   $         --    $    (35,752)   $         --    $    (40,899)   $         --
  Realized gain (loss) ...........         15,934              --          28,257              --          60,017              --
  Change in unrealized gain (loss)
    on investments ...............        384,172              --         473,683              --         365,219              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        379,078              --         466,188              --         384,337              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        934,924              --         741,137              --       1,129,764              --
  Participant transfers from other
    funding options ..............      4,866,752              --       7,337,168              --      10,453,733              --
  Administrative and asset
    allocation charges ...........             --              --             (17)             --             (54)             --
  Contract surrenders ............       (870,112)             --      (1,174,130)             --      (2,268,680)             --
  Participant transfers to other
    funding options ..............       (138,039)             --        (206,414)             --        (912,294)             --
  Other receipts/(payments) ......             --              --             (17)             --          (3,151)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      4,793,525              --       6,697,727              --       8,399,318              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................      5,172,603              --       7,163,915              --       8,783,655              --
Net Assets:
  Beginning of year ..............             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  5,172,603    $         --    $  7,163,915    $         --    $  8,783,655    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                         PIMCO VIT                         PIMCO VIT
       Money Market              Oppenheimer Main Street/VA        Real Return Subaccount           Total Return Subaccount
        Subaccount               Subaccount (Service Shares)       (Administrative Class)            (Administrative Class)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $    153,574    $    272,956    $        233    $          2    $      3,869    $         20    $    208,684    $    137,540
           --              --           3,374             216           5,408              22           9,970          99,947

           --              --          (1,864)          1,167         (10,464)            (48)        (43,489)       (153,113)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      153,574         272,956           1,743           1,385          (1,187)             (6)        175,165          84,374
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      740,472       2,876,838           4,747           6,763          78,370           1,634       1,299,626       1,150,948

      783,808       4,775,664          11,350          11,012         159,537          12,809       1,004,438         304,625

           --            (783)             --              (2)             --              --             (46)            (99)
   (1,038,964)     (3,659,264)           (760)         (1,151)        (11,694)             --      (1,285,628)       (846,482)

  (14,335,338)     (2,947,481)        (45,249)           (284)         (1,121)             --        (450,398)       (346,370)
           --         (25,629)             --              --              --              --              --          (1,273)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  (13,850,022)      1,019,345         (29,912)         16,338         225,092          14,443         567,992         261,349
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  (13,696,448)      1,292,301         (28,169)         17,723         223,905          14,437         743,157         345,723

   13,696,448      12,404,147          28,169          10,446          14,437              --       5,353,933       5,008,210
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $         --    $ 13,696,448    $         --    $     28,169    $    238,342    $     14,437    $  6,097,090    $  5,353,933
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                              Putnam VT                      Putnam VT                     Putnam VT
                                           Discovery Growth             International Equity            Small Cap Value
                                         Subaccount (Class IB)          Subaccount (Class IB)         Subaccount (Class IB)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $       (932)   $       (859)   $     (3,281)   $     15,148    $    (24,412)   $    (26,484)
  Realized gain (loss) ...........         10,547           3,928         229,091         120,207         714,921         486,709
  Change in unrealized gain (loss)
    on investments ...............          1,737           3,502         438,040         112,152         169,368        (163,251)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         11,352           6,571         663,850         247,507         859,877         296,974
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         26,515          29,708         727,342         793,122         813,880         651,596
  Participant transfers from other
    funding options ..............          5,646             115         316,097         174,028         652,880         541,497
  Administrative and asset
    allocation charges ...........             --              --              --             (25)            (13)            (29)
  Contract surrenders ............        (34,210)        (28,422)       (709,819)       (662,434)       (514,160)       (639,940)
  Participant transfers to other
    funding options ..............        (22,056)         (7,918)       (226,328)       (182,331)       (596,259)       (561,215)
  Other receipts/(payments) ......             --              --              --         (31,734)         (3,608)        (37,169)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        (24,105)         (6,517)        107,292          90,626         352,720         (45,260)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        (12,753)             54         771,142         338,133       1,212,597         251,714
Net Assets:
  Beginning of year ..............        112,324         112,270       2,449,928       2,111,795       5,040,527       4,788,813
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $     99,571    $    112,324    $  3,221,070    $  2,449,928    $  6,253,124    $  5,040,527
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                      Travelers Disciplined
    Travelers AIM Capital              Travelers Convertible              Mid Cap Stock               Travelers Equity
    Appreciation Subaccount             Securities Subaccount               Subaccount                Income Subaccount
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $     (5,991)   $    (12,907)   $      6,469    $     17,986    $     58,006    $    (83,778)   $    202,726    $   (172,739)
      678,682          95,464          50,113          19,611       4,939,546         391,865       3,532,579         755,305

     (530,089)         59,018           7,671         (37,902)     (3,538,340)      1,200,327      (2,703,822)         59,944
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      142,602         141,575          64,253            (305)      1,459,212       1,508,414       1,031,483         642,510
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       81,779         280,572          54,261         179,070       1,062,824       2,419,710         505,152       1,793,404

       13,301          44,653           4,811         106,856         350,813       1,417,197         243,383         608,497

           --             (47)             --              (1)             --            (144)             --            (220)
     (110,521)       (484,131)         (1,384)        (45,496)       (492,659)     (1,722,909)     (1,923,822)     (5,013,764)

   (2,234,487)       (111,096)     (1,034,172)       (180,530)    (17,354,059)       (798,529)    (19,599,379)       (639,269)
           --              (4)             --              --              --         (52,395)          2,870         (99,917)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   (2,249,928)       (270,053)       (976,484)         59,899     (16,433,081)      1,262,930     (20,771,796)     (3,351,269)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   (2,107,326)       (128,478)       (912,231)         59,594     (14,973,869)      2,771,344     (19,740,313)     (2,708,759)

    2,107,326       2,235,804         912,231         852,637      14,973,869      12,202,525      19,740,313      22,449,072
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $         --    $  2,107,326    $         --    $    912,231    $         --    $ 14,973,869    $         --    $ 19,740,313
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                          Travelers Federated
                                               High Yield                Travelers Federated           Travelers Large Cap
                                               Subaccount                  Stock Subaccount                 Subaccount
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     33,000    $     (3,182)   $     51,486    $    (33,003)   $     24,235    $   (128,653)
  Realized gain (loss) ...........        (36,584)         (3,139)        620,948          87,544      (1,082,677)       (608,381)
  Change in unrealized gain (loss)
    on investments ...............         14,259          12,590        (529,261)        116,487       1,552,966       1,796,038
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         10,675           6,269         143,173         171,028         494,524       1,059,004
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         12,279          35,907         103,870         399,508         369,235       1,222,763
  Participant transfers from other
    funding options ..............         30,716          18,444          20,499          61,387         109,186         244,539
  Administrative and asset
    allocation charges ...........             --              --              --              (5)             --             (91)
  Contract surrenders ............         (8,784)        (44,691)       (218,175)       (683,636)     (1,054,446)     (3,407,828)
  Participant transfers to other
    funding options ..............       (423,219)         (6,678)     (3,881,407)       (135,951)    (14,823,208)       (405,507)
  Other receipts/(payments) ......             --              --              --         (66,679)        (14,574)         (8,896)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........       (389,008)          2,982      (3,975,213)       (425,376)    (15,413,807)     (2,355,020)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................       (378,333)          9,251      (3,832,040)       (254,348)    (14,919,283)     (1,296,016)
Net Assets:
  Beginning of year ..............        378,333         369,082       3,832,040       4,086,388      14,919,283      16,215,299
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $         --    $    378,333    $         --    $  3,832,040    $         --    $ 14,919,283
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

     Travelers Mercury                    Travelers MFS(R)             Travelers MFS(R)
       Large Cap Core                     Mid Cap Growth                 Total Return                     Travelers MFS(R)
         Subaccount                         Subaccount                    Subaccount                     Value Subaccount
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $       (730)   $    (11,385)   $    (18,460)   $    (54,785)   $    307,832    $    417,687    $     (8,539)   $      7,386
      167,875          (7,151)     (1,563,735)       (466,758)        718,335       1,620,171         191,718          95,829

      (71,069)        165,098       1,961,817         628,095           8,543      (1,395,673)          4,232          (5,777)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       96,076         146,562         379,622         106,552       1,034,710         642,185         187,411          97,438
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       87,422         173,550         225,938         701,228       1,250,993       4,209,768          87,695         185,508

       32,809         105,058          49,812         360,923         358,180       5,934,411           8,229       2,091,640

           --             (16)             (2)            (76)             (2)           (227)             --              --
      (52,474)       (193,883)       (297,707)     (1,089,632)     (2,731,664)     (5,220,413)        (26,121)        (30,935)

   (1,656,883)        (40,384)     (6,672,948)       (437,548)    (30,163,674)     (1,676,013)     (2,530,780)       (159,147)
           --          (1,512)             --              --         (11,544)        (27,908)             --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   (1,589,126)         42,813      (6,694,907)       (465,105)    (31,297,711)      3,219,618      (2,460,977)      2,087,066
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   (1,493,050)        189,375      (6,315,285)       (358,553)    (30,263,001)      3,861,803      (2,273,566)      2,184,504

    1,493,050       1,303,675       6,315,285       6,673,838      30,263,001      26,401,198       2,273,566          89,062
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $         --    $  1,493,050    $         --    $  6,315,285    $         --    $ 30,263,001    $         --    $  2,273,566
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                          Travelers Mondrian                                           Travelers Pioneer
                                         International Stock             Travelers Pioneer               Mid Cap Value
                                              Subaccount                   Fund Subaccount                 Subaccount
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     92,363    $    (20,120)   $     24,806    $    (25,288)   $         (3)   $         (3)
  Realized gain (loss) ...........        584,513          19,659        (123,780)       (122,317)             89              23
  Change in unrealized gain (loss)
    on investments ...............       (288,198)        208,858         298,609         306,177              21             (21)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        388,678         208,397         199,635         158,572             107              (1)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         98,838         496,304         134,064         402,751              --           5,000
  Participant transfers from other
    funding options ..............         29,789         216,491           7,196          77,666              --              --
  Administrative and asset
    allocation charges ...........             --             (25)             (1)            (45)             --              --
  Contract surrenders ............       (223,765)       (609,466)       (283,156)       (577,639)         (2,098)         (2,114)
  Participant transfers to other
    funding options ..............     (2,916,733)        (54,605)     (3,326,100)       (267,157)           (894)             --
  Other receipts/(payments) ......             --         (30,254)             --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     (3,011,871)         18,445      (3,467,997)       (364,424)         (2,992)          2,886
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................     (2,623,193)        226,842      (3,268,362)       (205,852)         (2,885)          2,885
Net Assets:
  Beginning of year ..............      2,623,193       2,396,351       3,268,362       3,474,214           2,885              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $         --    $  2,623,193    $         --    $  3,268,362    $         --    $      2,885
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

       Travelers Pioneer
        Strategic Income             Travelers Quality               Travelers Strategic        Travelers Style Focus Series:
           Subaccount                  Bond Subaccount                 Equity Subaccount          Small Cap Growth Subaccount
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $     (8,172)   $    103,723    $    313,357    $    (41,668)   $     64,069    $    (20,720)   $         (2)   $         (1)
      (61,558)         (6,506)       (345,810)         (9,396)    (15,174,142)     (2,974,536)            158              13

      110,540         (14,892)         (2,197)         97,559      17,008,332       3,339,915              (2)              3
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       40,810          82,325         (34,650)         46,495       1,898,259         344,659             154              15
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      199,433         622,245         207,573         553,045         836,222       2,857,452             885             734

      145,044         484,612         123,535         309,776         111,596         370,019              --              23

           --              (5)             (1)            (66)             --            (256)             --              --
     (187,973)       (398,411)       (297,410)       (894,963)     (2,247,856)     (5,514,856)             --              --

   (3,354,878)       (135,706)     (5,377,689)       (202,799)    (41,460,183)     (2,150,323)         (1,811)             --
           --         (12,549)            (89)             --         (16,590)        (34,705)             --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   (3,198,374)        560,186      (5,344,081)       (235,007)    (42,776,811)     (4,472,669)           (926)            757
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   (3,157,564)        642,511      (5,378,731)       (188,512)    (40,878,552)     (4,128,010)           (772)            772

    3,157,564       2,515,053       5,378,731       5,567,243      40,878,552      45,006,562             772              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $         --    $  3,157,564    $         --    $  5,378,731    $         --    $ 40,878,552    $         --    $        772
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                     Travelers Style Focus Series:                                        Van Kampen LIT
                                            Small Cap Value           Travelers U.S. Government              Comstock
                                               Subaccount                Securities Subaccount         Subaccount (Class II)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $         --    $         --    $    597,818    $    (89,574)   $      1,692    $       (482)
  Realized gain (loss) ...........              1              --        (628,124)         39,152          49,780          16,543
  Change in unrealized gain (loss)
    on investments ...............             --              --        (330,213)        437,233          71,719           4,066
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................              1              --        (360,519)        386,811         123,191          20,127
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..            139              --         587,557       1,781,885         381,523         119,557
  Participant transfers from other
    funding options ..............             --              --         110,039       1,097,481         153,274         112,677
  Administrative and asset
    allocation charges ...........             --              --              (2)           (115)             --              --
  Contract surrenders ............             --              --        (714,011)     (2,132,289)        (33,157)        (13,834)
  Participant transfers to other
    funding options ..............           (140)             --     (11,027,207)       (799,538)        (50,224)        (11,799)
  Other receipts/(payments) ......             --              --              --         (35,686)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........             (1)             --     (11,043,624)        (88,262)        451,416         206,601
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................             --              --     (11,404,143)        298,549         574,607         226,728
Net Assets:
  Beginning of year ..............             --              --      11,404,143      11,105,594         675,209         448,481
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $         --    $         --    $         --    $ 11,404,143    $  1,249,816    $    675,209
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

        Van Kampen LIT                  Van Kampen LIT                VIP Asset Manager               VIP Contrafund(R)
          Enterprise                   Strategic Growth                 SM Subaccount                    Subaccount
     Subaccount (Class II)           Subaccount (Class II)              (Initial Class)               (Service Class 2)
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 $       (902)   $       (587)   $     (4,608)   $     (3,850)   $    270,440    $    276,006    $     53,750    $    (61,880)
        2,719           3,392          17,055           8,993         (78,895)       (174,445)      1,838,006         356,470

        4,875           4,052            (989)         24,800         623,108         313,916        (303,933)      1,430,338
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        6,692           6,857          11,458          29,943         814,653         415,477       1,587,823       1,724,928
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       23,459          32,838          77,066          87,712         591,770         584,184       2,772,455       2,424,097

        9,394              --         158,416          37,439         174,776          74,941       2,920,761       2,348,952

           --              (9)             --             (14)             (5)            (23)            (31)           (100)
       (7,615)        (16,762)        (51,764)        (55,602)     (3,219,942)     (1,301,363)     (2,368,797)     (2,101,748)

      (13,389)        (29,020)        (96,358)        (37,741)       (436,648)       (463,453)       (904,786)       (404,217)
           --              --              --              --              --              --         (46,266)         (4,085)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       11,849         (12,953)         87,360          31,794      (2,890,049)     (1,105,714)      2,373,336       2,262,899
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       18,541          (6,096)         98,818          61,737      (2,075,396)       (690,237)      3,961,159       3,987,827

      103,338         109,434         505,893         444,156      12,582,933      13,273,170      13,660,445       9,672,618
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $    121,879    $    103,338    $    604,711    $    505,893    $ 10,507,537    $ 12,582,933    $ 17,621,604    $ 13,660,445
 ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                             VIP Dynamic
                                         Capital Appreciation            VIP Equity - Income                  VIP Growth
                                     Subaccount (Service Class 2)     Subaccount (Initial Class)      Subaccount (Initial Class)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     (1,274)   $     (1,404)   $    828,939    $    288,571    $    (49,595)   $     (7,120)
  Realized gain (loss) ...........         19,346          12,507       4,346,347       1,069,668      (2,253,745)     (1,965,409)
  Change in unrealized gain (loss)
    on investments ...............         12,009          24,021         131,000          57,140       4,548,042       3,814,122
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         30,081          35,124       5,306,286       1,415,379       2,244,702       1,841,593
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         51,193          46,738       2,289,503       2,154,693       2,553,764       2,773,625
  Participant transfers from other
    funding options ..............        145,081          39,186         519,853         888,444         198,233         195,636
  Administrative and asset
    allocation charges ...........            (17)             (4)            (40)           (115)            (18)            (72)
  Contract surrenders ............        (28,220)        (54,774)     (7,105,388)     (2,595,164)     (8,772,294)     (4,221,346)
  Participant transfers to other
    funding options ..............        (48,551)        (23,291)     (1,691,027)     (1,038,525)     (1,995,723)     (1,983,523)
  Other receipts/(payments) ......             --              --         (22,019)         (5,932)         (1,312)         (6,066)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        119,486           7,855      (6,009,118)       (596,599)     (8,017,350)     (3,241,746)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        149,567          42,979        (702,832)        818,780      (5,772,648)     (1,400,153)
Net Assets:
  Beginning of year ..............        199,045         156,066      28,172,906      27,354,126      37,284,549      38,684,702
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $    348,612    $    199,045    $ 27,470,074    $ 28,172,906    $ 31,511,901    $ 37,284,549
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                        METLIFE OF CT SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Concluded)
                 For the years ended December 31, 2006 and 2005

                                          VIP Mid Cap              Wells Fargo VT Advantage
       VIP High Income                     Subaccount                Small/Mid Cap Value
  Subaccount (Initial Class)            (Service Class 2)                 Subaccount
 ----------------------------    ----------------------------    ----------------------------
     2006            2005            2006            2005            2006            2005
 ------------    ------------    ------------    ------------    ------------    ------------

 $    225,302    $    401,505    $   (106,635)   $    (89,263)   $    (12,809)   $     (6,054)
     (108,048)        (94,011)      2,569,708         235,966         350,010          45,753

      180,804        (252,292)       (572,980)      1,950,806        (133,606)        156,462
 ------------    ------------    ------------    ------------    ------------    ------------


      298,058          55,202       1,890,093       2,097,509         203,595         196,161
 ------------    ------------    ------------    ------------    ------------    ------------

      277,943         243,966       4,730,277       2,253,593         176,010         198,606

      238,273           9,635       2,440,430       4,720,572         127,898          72,269

           (7)            (11)            (46)            (94)             --              (7)
     (478,945)       (296,603)     (3,761,611)       (710,588)       (379,135)       (170,264)

     (122,920)       (158,510)     (1,254,627)       (537,025)       (141,100)        (79,187)
           --              --          (7,808)         (4,607)             --              --
 ------------    ------------    ------------    ------------    ------------    ------------


      (85,656)       (201,523)      2,146,615       5,721,851        (216,327)         21,417
 ------------    ------------    ------------    ------------    ------------    ------------

      212,402        (146,321)      4,036,708       7,819,360         (12,732)        217,578

    2,767,581       2,913,902      15,440,058       7,620,698       1,477,830       1,260,252
 ------------    ------------    ------------    ------------    ------------    ------------
 $  2,979,983    $  2,767,581    $ 19,476,766    $ 15,440,058    $  1,465,098    $  1,477,830
 ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

MetLife of CT Separate Account QP for Variable Annuities ("Separate Account QP") (formerly, The Travelers Separate Account QP for Variable Annuities) is a separate account of MetLife Insurance Company of Connecticut (the "Company") (formerly, the Travelers Insurance Company), a wholly owned subsidiary of MetLife, Inc., a Delaware corporation, and is available for funding certain variable annuity contracts issued by the Company. Separate Account QP, established on December 26, 1995, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Separate Account QP are Gold Track and Gold Track Select.

The Separate Account is divided into Subaccounts, each of which is treated as an individual Separate Account for financial reporting purposes. Each Subaccount invests in shares of the corresponding portfolios, series and funds (with the same name) of registered investment management companies (collectively, the "Funds") which are presented below. For convenience, the portfolios, series or funds are referred to as "portfolios".

      AIM Variable Insurance Funds
      American Funds Insurance Series
      Credit Suisse Trust
      Delaware VIP Trust
      Dreyfus Stock Index Fund, Inc.
      Dreyfus Variable Investment Fund
      Franklin Templeton Variable Insurance Products Trust
      Janus Aspen Series
      Lazard Retirement Series, Inc.
      Legg Mason Partners Investment Series
      Legg Mason Partners Variable Portfolios V
      Legg Mason Partners Variable Portfolios I, Inc.
      Legg Mason Partners Variable Portfolios II
      Legg Mason Partners Variable Portfolios III, Inc.
      Lord Abbett Series Fund, Inc.
      Met Investors Series Trust
      MetLife Investment Funds, Inc.
      Metropolitan Series Fund, Inc.
      Oppenheimer Variable Account Funds
      PIMCO Variable Insurance Trust
      Putnam Variable Trust
      Van Kampen Life Investment Trust
      Variable Insurance Products Fund
      Wells Fargo Variable Trust

Participant purchase payments applied to Separate Account QP are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts were available for investment as of December 31, 2006:

      Dreyfus Stock Index Fund, Inc.
      AIM V.I. Core Equity Subaccount (Series I)
      American Funds Global Growth Subaccount (Class 2)
      American Funds Growth Subaccount (Class 2)
      American Funds Growth-Income Subaccount (Class 2)
      Credit Suisse Trust Emerging Markets Subaccount
      Delaware VIP Small Cap Value Subaccount (Standard Class)
      Dreyfus VIF Appreciation Subaccount (Initial Shares)
      Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
      FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
      FTVIPT Templeton Global Asset Allocation Subaccount (Class 1) FTVIPT Templeton Global Income Securities Subaccount (Class 1) * Janus Aspen Mid Cap Growth Subaccount (Service Shares)
      Janus Aspen Worldwide Growth Subaccount (Service Shares)
      LMPIS Dividend Strategy Subaccount
      LMPIS Premier Selections All Cap Growth Subaccount
      LMPVPV Small Cap Growth Opportunties Subaccount
      LMPVPI All Cap Subaccount (Class I)
      LMPVPI Investors Subaccount (Class I)
      LMPVPI Small Cap Growth Subaccount (Class I)
      LMPVPI Total Return Subaccount (Class I)

      LMPVPII Appreciation Subaccount
      LMPVPII Equity Index Subaccount (Class II)
      LMPVPII Fundamental Value Subaccount
      LMPVPIII Adjustable Rate Income Subaccount
      LMPVPIII Aggressive Growth Subaccount
      LMPVPIII High Income Subaccount
      LMPVPIII International All Cap Growth Subaccount
      LMPVPIII Large Cap Growth Subaccount
      LMPVPIII Large Cap Value Subaccount
      LMPVPIII Money Market Subaccount
      LMPVPIII Social Awareness Stock Subaccount
      Lord Abbett Growth and Income Subaccount (Class VC)
      Lord Abbett Mid-Cap Value Subaccount (Class VC)
      MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
      MIST BlackRock High Yield Subaccount (Class A)
      MIST BlackRock Large-Cap Core Subaccount (Class A)
      MIST Dreman Small-Cap Value Subaccount (Class A)
      MIST Harris Oakmark International Subaccount (Class A)
      MIST Janus Capital Appreciation Subaccount (Class A)
      MIST Legg Mason Partners Managed Assets Subaccount (Class A)
      MIST Lord Abbett Bond Debenture Subaccount (Class A)
      MIST Lord Abbett Growth and Income Subaccount (Class B)
      MIST Met/AIM Capital Appreciation Subaccount (Class A)
      MIST Met/AIM Small Cap Growth Subaccount (Class A)
      MIST MFS(R) Value Subaccount (Class A)
      MIST Neuberger Berman Real Estate Subaccount (Class A)
      MIST Pioneer Fund Subaccount (Class A)
      MIST Pioneer Mid-Cap Value Subaccount (Class A)
      MIST Pioneer Strategic Income Subaccount (Class A)
      MIST Third Avenue Small Cap Value Subaccount (Class B)
      MetLife Investment Diversified Bond Subaccount (Class I)
      MetLife Investment Global High-Yield Bond Subaccount *
      MetLife Investment Intermediate-Term Bond Subaccount *
      MetLife Investment International Stock Subaccount (Class I) MetLife Investment Large Company Stock Subaccount (Class I) MetLife Investment Small Company Stock Subaccount (Class I)
      MSF BlackRock Aggressive Growth Subaccount (Class D)
      MSF BlackRock Bond Income Subaccount (Class A)
      MSF BlackRock Money Market Subaccount (Class A)
      MSF FI Large Cap Subaccount (Class A)
      MSF FI Value Leaders Subaccount (Class D)
      MSF MetLife Aggressive Allocation Subaccount
      MSF MetLife Conservative Allocation Subaccount
      MSF MetLife Conservative to Moderate Allocation Subaccount
      MSF MetLife Moderate Allocation Subaccount
      MSF MetLife Moderate to Aggressive Allocation Subaccount
      MSF MFS(R) Total Return Subaccount (Class F)
      MSF Oppenheimer Global Equity Subaccount (Class A)
      MSF Oppenheimer Global Equity Subaccount (Class B)
      MSF Western Asset Management High Yield Bond Subaccount (Class A) MSF Western Asset Management U.S. Government Subaccount (Class A)

      OCC Accumulation Trust Equity Subaccount *
      PIMCO VIT Real Return Subaccount (Administrative Class)
      PIMCO VIT Total Return Subaccount (Administrative Class) Putnam VT Discovery Growth Subaccount (Class IB)
      Putnam VT International Equity Subaccount (Class IB)
      Putnam VT Small Cap Value Subaccount (Class IB)
      Travelers Disciplined Small Cap Stock Subaccount *
      Travelers Strategic Stock Subaccount *
      Van Kampen LIT Comstock Subaccount (Class II)
      Van Kampen LIT Enterprise Subaccount (Class II)
      Van Kampen LIT Strategic Growth Subaccount (Class II)
      VIP Asset Manager SM Subaccount (Initial Class)
      VIP Contrafund(R) Subaccount (Service Class 2)
      VIP Dynamic Capital Appreciation Subaccount (Service Class 2) VIP Equity - Income Subaccount (Initial Class)
      VIP Growth Subaccount (Initial Class)
      VIP High Income Subaccount (Initial Class)
      VIP Mid Cap Subaccount (Service Class 2)
      Wells Fargo VT Advantage Small/Mid Cap Value Subaccount

      *    No net assets as of December 31, 2006

      The operations of the Subaccounts changed as follows during the year ending December 31, 2006:

      Mergers - Effective May 1, 2006:

      Old Portfolio                                                    New Portfolio
      -------------                                                    -------------
      AIM V.I. Premier Equity Fund                                     AIM V.I. Core Equity Fund
      Capital Appreciation Fund                                        Janus Capital Appreciation Fund
      High Yield Bond Trust                                            Western Asset Management High Yield Bond Portfolio
      Managed Assets Trust                                             Legg Mason Partners Managed Assets Portfolio
      AIM Capital Appreciation Portfolio                               Met/AIM Capital Appreciation Portfolio
      Convertible Securities Portfolio                                 Lord Abbett Bond Debenture Portfolio
      Disciplined Mid Cap Stock Portfolio                              Batterymarch Mid Cap Stock Portfolio
      Mercury Large Cap Portfolio                                      Mercury Large Cap Portfolio
      MFS Value Portfolio                                              MFS Value Portfolio
      Pioneer Fund Portfolio                                           Pioneer Fund Portfolio
      Pioneer Mid-Cap Value Portfolio                                  Pioneer Mid-Cap Portfolio
      Pioneer Strategic Income Portfolio                               Pioneer Strategic Income Portfolio
      Style Focus Series: Small Cap Growth Portfolio                   Met/AIM Small Cap Growth Portfolio
      Large Cap Portfolio                                              FI Large Cap Portfolio
      MFS Mid Cap Growth Portfolio                                     BlackRock Aggressive Growth Portfolio
      MFS Total Return Portfolio                                       MFS Total Return Portfolio
      Strategic Equity Portfolio                                       FI Large Cap Portfolio
      U.S. Government Securities Portfolio                             Western Asset Management U.S. Government Portfolio -- Class A

      Substitutions - Effective May 1, 2006:

      Old Portfolio                                                    New Portfolio
      -------------                                                    -------------
      Delaware VIP REIT Series                                         Neuberger Berman Real Estate Portfolio
      Balanced Portfolio                                               MFS Total Return Portfolio
      Mutual Shares Securities Fund                                    Lord Abbett Growth and Income Portfolio
      Templeton Growth Securities Fund                                 Oppenheimer Global Equity Portfolio

1. BUSINESS -- (Concluded)

      Name Changes - Effective May 1, 2006:

      Old Name                                                         New Name
      --------                                                         --------
      CitiStreet Diversified Bond Fund -- Class I                      MetLife Investment Diversified Bond Fund -- Class I
      CitiStreet International Stock Fund -- Class I                   MetLife Investment International Stock Fund -- Class I
      CitiStreet Large Company Stock Fund -- Class I                   MetLife Investment Large Company Stock Fund -- Class I
      CitiStreet Small Company Stock Fund -- Class I                   MetLife Investment Small Company Stock Fund -- Class I
      Smith Barney Appreciation Portfolio                              LMPV Appreciation Portfolio

      Not all funds may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Separate Account QP or shares of Separate Account QP's underlying funds. It should not be used in connection with any offer except in conjunction with the prospectus for Separate Account QP product(s) offered by The Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Separate Account QP in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

Security transactions are accounted for on the trade date. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain (loss) distributions are recorded on the ex-distribution date.

Included in "other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with the Company and distributions for payouts.

The operations of Separate Account QP form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986. Under existing federal income tax law, no taxes are payable on the earnings of Separate Account QP. Separate Account QP is not taxed as a "regulated investment company" under Subchapter M of the Code.

Net Assets allocated to contracts in the payout period are computed according to the 1994 Group Annuity Mortality Table for the Gold Track and Gold Track Select products. The assumed investment return is 3 percent. The mortality risk is fully borne by the Company may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

The financial highlights disclosure is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each Subaccount. Since each Subaccount offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the Subaccount for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and/or annuity unit values:

      -     Mortality and Expense Risks assumed by the Company ("M&E")

      -     Administrative fees paid for administrative expenses ("ADM")

Below is a table displaying separate account charges with their associated products offered in this Separate Account for each funding option.

                                                                                                   Asset-based Charges
                                                                                         ----------------------------------------
                                                                                                                          Total
  Separate Account Charge (1)                   Product                                     M&E            ADM           Charge
  ---------------------------                   ---------------------------               -------        -------        --------
Separate Account Charge 0.30%                   Gold Track Select (notes 2-3)              0.30%                          0.30%
Separate Account Charge 0.60%                   Gold Track (note 3)                        0.60%                          0.60%
                                                Gold Track Select (notes 2-3)              0.60%                          0.60%
Separate Account Charge 0.80%                   Gold Track (note 3)                        0.80%                          0.80%
                                                Gold Track Select (notes 2-3)              0.80%                          0.80%
Separate Account Charge 0.90%                   Gold Track Select (notes 2-3)              0.90%                          0.90%
Separate Account Charge 0.95%                   Gold Track (note 3)                        0.95%                          0.95%
Separate Account Charge 1.15%                   Gold Track (note 3)                        1.15%                          1.15%
                                                Gold Track Select (notes 2-3)              1.15%                          1.15%
Separate Account Charge 1.30%                   Gold Track Select (notes 2-3)              1.20%          0.10%           1.30%
                                                Gold Track Select (notes 2-3)              1.20%          0.10%           1.30%

(1) Certain accumulation and annuity unit values may not be available through certain Subaccounts.

(2) An amount equal to the underlying fund expenses that are in excess of 0.90% is being waived for the Harris Oakmark International Subaccount (Class A) of the Met Investors Series Trust.

(3) A waiver of 0.15% of the M&E charge applies to the Subaccount investing in the Western Asset Management U.S. Government Subaccount (Class A) of the Metropolitan Series Fund, Inc.

No sales charge is deducted from participant Purchase Payments when they are received. However, as negotiated, the Company will either deduct a surrender charge or a contingent deferred sales charge, assessed through the redemption of units, as displayed below. In addition, if the Variable Liquidity Benefit is selected, a surrender charge is assessed through the redemption of units in the annuity phase, as a percentage of the amount withdrawn. The charges, for withdrawals in the accumulation and annuity phases are displayed below.

Product                                                       Charge (as a percentage of the amount withdrawn)
-------                                                       ------------------------------------------------
                                                              Contingent Deferred Sales
                                                              -------------------------
Gold Track                                                      5% for 5 years from the date the purchase payment is made
                                                                  and 0% thereafter
Gold Track Select                                               N/A

                                                              Surrender Charge
                                                              ----------------
Gold Track                                                      Up to 5% decreasing to 0% after eight full years
Gold Track Select                                               Up to 5% decreasing to 0% after eight full years

For certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is assessed through the redemption of units, and paid to the Company to cover administrative charges.

Participants in the CHART asset allocation program enter into an agreement with MetLife Investment Fund Services LLC ("MIFS"), an affiliate of the Company, which provides asset allocation advice and charges participants an annual fee, plus a one-time-set-up fee of $30. The annual fee is 1.00% which decreases as a participant's assets increase. Effective February 1, 2006, this program was closed to new participants.

4. STATEMENT OF INVESTMENTS

                                                                                      For the year ended December 31, 2006
                                                                           ---------------------------------------------------------
INVESTMENTS                                                                   No. of         Market         Cost of       Proceeds
                                                                              Shares          Value        Purchases     from Sales
                                                                           ------------   ------------   ------------   ------------
Dreyfus Stock Index Fund, Inc. (2.6%)
  Dreyfus Stock Index Subaccount
Total (Cost $23,156,679)                                                       733,358   $ 26,510,900   $  2,793,379   $  6,285,067
                                                                          ============   ============   ============   ============
AIM Variable Insurance Funds (0.1%)
  AIM V.I. Core Equity Subaccount (Series I) (Cost $665,981)                    26,508   $    721,561   $    735,672   $     70,732
  AIM V.I. Premier Equity Subaccount (Series I) (Cost $0)                           --             --         36,215        686,382
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $665,981)                                                       26,508   $    721,561   $    771,887   $    757,114
                                                                          ============   ============   ============   ============
American Funds Insurance Series (1.5%)
  American Funds Global Growth Subaccount (Class 2) (Cost $2,577,259)          131,989   $  3,074,030   $  1,848,958   $    209,350
  American Funds Growth Subaccount (Class 2) (Cost $7,039,675)                 123,225      7,896,259      5,109,557        363,940
  American Funds Growth-Income Subaccount (Class 2) (Cost $3,991,367)          105,510      4,451,478      2,156,416        326,823
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $13,608,301)                                                   360,724   $ 15,421,767   $  9,114,931   $    900,113
                                                                          ============   ============   ============   ============
Capital Appreciation Fund (0.0%)
  Capital Appreciation Subaccount
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $0)                                                                 --   $         --   $  5,694,267   $ 97,358,072
                                                                          ============   ============   ============   ============
Credit Suisse Trust (0.3%)
  Credit Suisse Trust Emerging Markets Subaccount
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $2,101,072)                                                    138,134   $  3,018,232   $  1,517,211   $  1,161,685
                                                                          ============   ============   ============   ============
Delaware VIP Trust (0.9%)
  Delaware VIP REIT Subaccount (Standard Class) (Cost $0)                           --   $         --   $    875,438   $  5,855,550
  Delaware VIP Small Cap Value Subaccount (Standard Class)
    (Cost $7,390,783)                                                          284,799      9,517,981      3,515,187      3,390,962
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $7,390,783)                                                    284,799   $  9,517,981   $  4,390,625   $  9,246,512
                                                                          ============   ============   ============   ============
Dreyfus Variable Investment Fund (3.1%)
  Dreyfus VIF Appreciation Subaccount (Initial Shares)
    (Cost $13,969,468)                                                         373,270   $ 15,882,621   $    974,840   $  2,610,953
  Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
    (Cost $15,744,912)                                                         386,135     16,229,245      3,291,367      3,370,449
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $29,714,380)                                                   759,405   $ 32,111,866   $  4,266,207   $  5,981,402
                                                                          ============   ============   ============   ============
Franklin Templeton Variable Insurance Products Trust (1.6%)
  FTVIPT Mutual Shares Securities Subaccount (Class 2) (Cost $0)                    --   $         --   $    178,363   $  3,084,756
  FTVIPT Templeton Developing Markets Securities Subaccount (Class 2)
    (Cost $1,340,152)                                                          120,174      1,657,201      1,385,210
                                                                                                                            682,855
  FTVIPT Templeton Foreign Securities Subaccount (Class 2)
    (Cost $1,976,057)                                                          127,612      2,388,902      1,293,844        427,872
  FTVIPT Templeton Global Asset Allocation Subaccount (Class 1)
    (Cost $11,008,973)                                                         572,698     12,576,446      3,683,455      2,252,047
  FTVIPT Templeton Growth Securities Subaccount (Class 2) (Cost $0)                 --             --        145,063      2,233,196
  FTVIPT Templeton Growth Securities Subaccount - Class 1 Shares
    (Cost $0)                                                                       --             --        927,167     29,375,641
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $14,325,182)                                                   820,484   $ 16,622,549   $  7,613,102   $ 38,056,367
                                                                          ============   ============   ============   ============
High Yield Bond Trust (0.0%)
High Yield Bond Subaccount
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $0)                                                                 --   $         --   $    713,948   $  7,256,348
                                                                          ============   ============   ============   ============
Janus Aspen Series (0.3%)
  Janus Aspen Balanced Subaccount (Service Shares) (Cost $0)                        --   $         --   $    265,886   $  5,071,045
  Janus Aspen Mid Cap Growth Subaccount (Service Shares)
    (Cost $1,053,673)                                                           46,422      1,494,339        335,800        258,585
  Janus Aspen Worldwide Growth Subaccount (Service Shares)
    (Cost $1,661,077)                                                           63,678      2,051,075        364,105        396,093
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $2,714,750)                                                    110,100   $  3,545,414   $    965,791   $  5,725,723
                                                                          ============   ============   ============   ============
Lazard Retirement Series, Inc. (0.0%)
  Lazard Retirement Small Cap Subaccount
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $0)                                                                 --   $         --   $    324,779   $    632,830
                                                                          ============   ============   ============   ============

                                                                              For the year ended December 31, 2006 -- (Continued)
                                                                           ---------------------------------------------------------
INVESTMENTS                                                                   No. of         Market         Cost of       Proceeds
                                                                              Shares          Value        Purchases     from Sales
                                                                           ------------   ------------   ------------   ------------
Legg Mason Partners Investment Series (0.1%)
  LMPIS Dividend Strategy Subaccount (Cost $426,639)                            47,509   $    476,995   $    214,652   $     68,836
  LMPIS Premier Selections All Cap Growth Subaccount (Cost $78,204)              6,674         89,292         16,756         18,743
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $504,843)                                                       54,183   $    566,287   $    231,408   $     87,579
                                                                          ============   ============   ============   ============
Legg Mason Partners Variable Portfolios V (0.1%)
  LMPVPV Small Cap Growth Opportunities Subaccount
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $820,011)                                                       78,149   $    893,242   $    445,122   $    437,062
                                                                          ============   ============   ============   ============
Legg Mason Partners Variable Portfolios I, Inc. (1.6%)
  LMPVPI All Cap Subaccount (Class I) (Cost $7,956,494)                        527,852   $ 10,303,666   $  1,236,484   $  3,812,873
  LMPVPI Investors Subaccount (Class I) (Cost $2,885,666)                      224,626      3,717,558        483,794        862,017
  LMPVPI Small Cap Growth Subaccount (Class I) (Cost $1,347,989)               108,100      1,584,742        437,750        437,422
  LMPVPI Total Return Subaccount (Class I) (Cost $669,575)                      62,502        767,521         77,235         63,111
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $12,859,724)                                                   923,080   $ 16,373,487   $  2,235,263   $  5,175,423
                                                                          ============   ============   ============   ============
Legg Mason Partners Variable Portfolios II (2.6%)
  LMPVPII Appreciation Subaccount (Cost $1,064,310)                             48,517   $  1,297,825   $    319,245   $    166,894
  LMPVPII Equity Index Subaccount (Class II) (Cost $18,723,660)                649,170     22,156,164      4,175,510      5,031,098
  LMPVPII Fundamental Value Subaccount (Cost $3,207,362)                       169,222      3,856,575        600,123      2,504,467
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $22,995,332)                                                   866,909   $ 27,310,564   $  5,094,878   $  7,702,459
                                                                          ============   ============   ============   ============
Legg Mason Partners Variable Portfolios III, Inc. (4.8%)
  LMPVPIII Adjustable Rate Income Subaccount (Cost $114,004)                    11,199   $    110,650   $     98,670   $     90,862
  LMPVPIII Aggressive Growth Subaccount (Cost $7,041,996)                      559,272      9,037,831      2,763,466      2,907,328
  LMPVPIII High Income Subaccount (Cost $1,744,919)                            224,921      1,644,175        516,878        514,920
  LMPVPIII International All Cap Growth Subaccount (Cost $5,110,877)           403,534      6,973,073      1,354,785      1,354,249
  LMPVPIII Large Cap Growth Subaccount (Cost $5,293,394)                       380,791      6,005,071        419,133      1,297,224
  LMPVPIII Large Cap Value Subaccount (Cost $8,639,372)                        473,654     10,283,035      1,690,544      1,901,966
  LMPVPIII Money Market Subaccount (Cost $5,741,318)                         5,741,318      5,741,318      3,553,459      2,964,947
  LMPVPIII Social Awareness Stock Subaccount (Cost $8,846,067)                 353,036      9,528,447        556,453      1,470,936
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $42,531,947)                                                 8,147,725   $ 49,323,600   $ 10,953,388   $ 12,502,432
                                                                          ============   ============   ============   ============
Lord Abbett Series Fund, Inc. (0.2%)
  Lord Abbett Growth and Income Subaccount (Class VC) (Cost $1,302,132)         47,805   $  1,402,605   $    609,356   $    173,157
  Lord Abbett Mid-Cap Value Subaccount (Class VC) (Cost $977,166)               46,244      1,007,205        578,772        128,545
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $2,279,298)                                                     94,049   $  2,409,810   $  1,188,128   $    301,702
                                                                          ============   ============   ============   ============
Managed Assets Trust (0.0%)
  Managed Assets Subaccount
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $0)                                                                 --   $         --   $  2,281,643   $ 37,862,386
                                                                          ============   ============   ============   ============
Met Investors Series Trust (15.9%)
  MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
    (Cost $14,621,609)                                                         726,749   $ 14,120,730   $ 17,765,629   $  2,955,433
  MIST BlackRock High Yield Subaccount (Class A) (Cost $491,866)                57,758        515,200        732,389        244,518
  MIST BlackRock Large-Cap Core Subaccount (Class A) (Cost $1,476,350)         141,156      1,580,947      1,686,578        213,017
  MIST Dreman Small-Cap Value Subaccount (Class A) (Cost $105,351)               8,163        112,407        122,096         18,318
  MIST Harris Oakmark International Subaccount (Class A)
    (Cost $3,119,103)                                                          180,124      3,427,762      3,980,806        892,450
  MIST Janus Capital Appreciation Subaccount (Class A)
    (Cost $78,334,544)                                                       1,048,089     81,373,612     98,870,932     20,584,823
  MIST Legg Mason Partners Managed Assets Subaccount (Class A)
    (Cost $32,113,955)                                                       1,897,291     34,284,045     37,966,518      5,940,057
  MIST Lord Abbett Bond Debenture Subaccount (Class A)
    (Cost $1,038,606)                                                           87,758      1,097,854      1,279,680        245,377
  MIST Lord Abbett Growth and Income Subaccount (Class B)
    (Cost $6,829,342)                                                          252,971      7,386,752      8,398,347      1,603,652
  MIST Met/AIM Capital Appreciation Subaccount (Class A)
    (Cost $2,359,524)                                                          194,339      2,104,688      2,572,370        201,059
  MIST Met/AIM Small Cap Growth Subaccount (Class A) (Cost $78,856)              6,136         83,016         94,564         17,265

                                                                              For the year ended December 31, 2006 -- (Continued)
                                                                           ---------------------------------------------------------
INVESTMENTS                                                                   No. of         Market         Cost of       Proceeds
                                                                              Shares          Value        Purchases     from Sales
                                                                           ------------   ------------   ------------   ------------
Met Investors Series Trust -- (Continued)
  MIST MFS(R) Value Subaccount (Class A) (Cost $3,436,503)                     252,305   $  3,592,824   $  3,541,869   $    109,143
  MIST Neuberger Berman Real Estate Subaccount (Class A)
    (Cost $5,993,898)                                                          399,636      7,245,406      6,571,088        623,155
  MIST Pioneer Fund Subaccount (Class A) (Cost $3,172,330)                     235,040      3,438,634      3,578,297        413,736
  MIST Pioneer Mid-Cap Value Subaccount (Class A) (Cost $13,091)                 1,126         13,443         27,746         14,166
  MIST Pioneer Strategic Income Subaccount (Class A) (Cost $3,667,980)         386,298      3,654,382      4,241,057        580,149
  MIST Third Avenue Small Cap Value Subaccount (Class B)
    (Cost $636,284)                                                             37,324        650,187        639,864          3,647
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $157,489,192)                                                5,912,263   $164,681,889   $192,069,830   $ 34,659,965
                                                                          ============   ============   ============   ============
MetLife Investment Funds, Inc. (33.8%)
  MetLife Investment Diversified Bond Subaccount (Class I)
    (Cost $97,736,616)                                                       8,741,540   $102,188,600   $ 13,908,390   $ 22,773,241
  MetLife Investment International Stock Subaccount (Class I)
    (Cost $60,137,578)                                                       4,194,361     79,776,753      7,705,643     23,303,507
  MetLife Investment Large Company Stock Subaccount (Class I)
    (Cost $102,582,626)                                                      7,941,499    108,798,535      7,688,607     25,901,517
  MetLife Investment Small Company Stock Subaccount (Class I)
    (Cost $51,703,536)                                                       4,082,661     58,504,538     10,983,718     14,279,495
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $312,160,356)                                               24,960,061   $349,268,426   $ 40,286,358   $ 86,257,760
                                                                          ============   ============   ============   ============
Metropolitan Series Fund, Inc. (18.0%)
  MSF BlackRock Aggressive Growth Subaccount (Class D)
    (Cost $5,940,323)                                                          246,900   $  5,876,209   $  6,804,349   $    816,633
  MSF BlackRock Bond Income Subaccount (Class A) (Cost $4,931,773)              47,566      5,166,168      5,644,210        731,793
  MSF BlackRock Money Market Subaccount (Class A) (Cost $19,869,386)           198,694     19,869,386     23,885,041      4,015,655
  MSF FI Large Cap Subaccount (Class A) (Cost $48,008,473)                   3,257,858     49,258,815     56,957,242      8,763,048
  MSF FI Value Leaders Subaccount (Class D) (Cost $17,149,873)                  85,588     17,798,047     19,856,268      2,683,589
  MSF MetLife Aggressive Allocation Subaccount (Class B)
    (Cost $216,231)                                                             18,382        225,000        220,703          4,501
  MSF MetLife Conservative Allocation Subaccount (Class B)
    (Cost $76,167)                                                               7,385         77,841        125,114         50,216
  MSF MetLife Conservative to Moderate Allocation Subaccount (Class B)
    (Cost $621,482)                                                             57,586        634,594        840,908        222,686
  MSF MetLife Moderate Allocation Subaccount (Class B)
    (Cost $1,047,344)                                                           93,835      1,077,227      1,148,817        105,464
  MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B)
    (Cost $1,069,457)                                                           93,134      1,112,018      1,419,543        368,922
  MSF MFS(R) Total Return Subaccount (Class F) (Cost $35,418,139)              246,186     38,249,972     37,472,090      2,114,256
  MSF Oppenheimer Global Equity Subaccount (Class A) (Cost $24,063,812)      1,526,532     25,737,331     29,379,215      5,428,430
  MSF Oppenheimer Global Equity Subaccount (Class B) (Cost $4,788,798)         307,915      5,172,971      5,665,423        892,559
  MSF Western Asset Management High Yield Bond Subaccount (Class A)
    (Cost $6,690,976)                                                          694,923      7,164,659      7,694,711      1,031,992
  MSF Western Asset Management U.S. Government Subaccount (Class A)
    (Cost $8,419,994)                                                          714,245      8,785,213     11,040,849      2,680,873
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $178,312,228)                                                7,596,729   $186,205,451   $208,154,483   $ 29,910,617
                                                                          ============   ============   ============   ============
Money Market Portfolio (0.0%)
  Money Market Subaccount
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $0)                                                                 --   $         --   $  1,392,398   $ 15,065,668
                                                                          ============   ============   ============   ============
Oppenheimer Variable Account Funds (0.0%)
  Oppenheimer Main Street/VA Subaccount (Service Shares)
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $0)                                                                 --   $         --   $     17,059   $     46,740
                                                                          ============   ============   ============   ============
PIMCO Variable Insurance Trust (0.6%)
  PIMCO VIT Real Return Subaccount (Administrative Class)
    (Cost $248,863)                                                             19,979   $    238,350   $    277,560   $     43,196
  PIMCO VIT Total Return Subaccount (Administrative Class)
    (Cost $6,179,744)                                                          602,519      6,097,494      2,148,650      1,339,960
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $6,428,607)                                                    622,498   $  6,335,844   $  2,426,210   $  1,383,156
                                                                          ============   ============   ============   ============
Putnam Variable Trust (0.9%)
  Putnam VT Discovery Growth Subaccount (Class IB) (Cost $79,837)               16,824   $     99,600   $     31,735   $     56,745
  Putnam VT International Equity Subaccount (Class IB)
    (Cost $2,268,240)                                                          156,066      3,221,200        953,121        849,027
  Putnam VT Small Cap Value Subaccount (Class IB) (Cost $4,862,436)            257,668      6,253,594      1,718,206        849,236
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $7,210,513)                                                    430,558   $  9,574,394   $  2,703,062   $  1,755,008
                                                                          ============   ============   ============   ============

4. STATEMENT OF INVESTMENTS -- (Concluded)

                                                                              For the year ended December 31, 2006 -- (Continued)
                                                                           ---------------------------------------------------------
INVESTMENTS                                                                   No. of         Market         Cost of       Proceeds
                                                                              Shares          Value        Purchases     from Sales
                                                                           ------------   ------------   ------------   ------------
The Travelers Series Trust (0.0%)
  Travelers AIM Capital Appreciation Subaccount (Cost $0)                           --   $         --   $     89,879   $  2,333,890
  Travelers Convertible Securities Subaccount (Cost $0)                             --             --         78,180      1,034,773
  Travelers Disciplined Mid Cap Stock Subaccount (Cost $0)                          --             --      3,948,574     17,636,505
  Travelers Equity Income Subaccount (Cost $0)                                      --             --      2,574,346     21,189,609
  Travelers Federated High Yield Subaccount (Cost $0)                               --             --         76,177        432,193
  Travelers Federated Stock Subaccount (Cost $0)                                    --             --        682,204      4,093,889
  Travelers Large Cap Subaccount (Cost $0)                                          --             --      1,101,862     15,685,282
  Travelers Mercury Large Cap Core Subaccount (Cost $0)                             --             --        149,725      1,690,038
  Travelers MFS(R) Mid Cap Growth Subaccount (Cost $0)                              --             --        538,777      6,898,126
  Travelers MFS(R) Total Return Subaccount (Cost $0)                                --             --      1,799,307     32,368,760
  Travelers MFS(R) Value Subaccount (Cost $0)                                       --             --         94,508      2,550,190
  Travelers Mondrian International Stock Subaccount (Cost $0)                       --             --        321,122      3,128,410
  Travelers Pioneer Fund Subaccount (Cost $0)                                       --             --        159,662      3,602,921
  Travelers Pioneer Mid Cap Value Subaccount (Cost $0)                              --             --             --          2,995
  Travelers Pioneer Strategic Income Subaccount (Cost $0)                           --             --        289,981      3,496,594
  Travelers Quality Bond Subaccount (Cost $0)                                       --             --        622,590      5,653,427
  Travelers Strategic Equity Subaccount (Cost $0)                                   --             --      2,286,687     43,344,170
  Travelers Style Focus Series: Small Cap Growth Subaccount (Cost $0)               --             --            929          1,814
  Travelers Style Focus Series: Small Cap Value Subaccount (Cost $0)                --             --            139            140
  Travelers U.S. Government Securities Subaccount (Cost $0)                         --             --      1,158,860     11,452,872
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $0)                                                                 --   $         --   $ 15,973,509   $176,596,598
                                                                          ============   ============   ============   ============
Van Kampen Life Investment Trust (0.2%)
  Van Kampen LIT Comstock Subaccount (Class II) (Cost $1,108,035)               85,025   $  1,249,874   $    572,948   $     78,059
  Van Kampen LIT Enterprise Subaccount (Class II) (Cost $104,879)                7,833        121,886         31,734         20,783
  Van Kampen LIT Strategic Growth Subaccount (Class II) (Cost $529,996)         21,189        604,739        223,030        140,263
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $1,742,910)                                                    114,047   $  1,976,499   $    827,712   $    239,105
                                                                          ============   ============   ============   ============
Variable Insurance Products Fund (10.7%)
  VIP Asset Manager SM Subaccount (Initial Class) (Cost $10,552,121)           668,950   $ 10,509,202   $    954,340   $  3,572,470
  VIP Contrafund(R) Subaccount (Service Class 2) (Cost $14,348,299)            566,453     17,622,349      5,584,886      1,775,563
  VIP Dynamic Capital Appreciation Subaccount (Service Class 2)
    (Cost $294,489)                                                             36,775        348,626        196,924         69,455
  VIP Equity - Income Subaccount (Initial Class) (Cost $24,859,255)          1,048,540     27,471,755      6,708,330      8,290,365
  VIP Growth Subaccount (Initial Class) (Cost $37,524,503)                     878,573     31,514,399      2,361,563     10,426,544
  VIP High Income Subaccount (Initial Class) (Cost $3,457,060)                 469,326      2,980,223        758,641        618,795
  VIP Mid Cap Subaccount (Service Class 2) (Cost $16,168,068)                  568,712     19,478,372      7,375,389      3,331,366
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $107,203,795)                                                4,237,329   $109,924,926   $ 23,940,073   $ 28,084,558
                                                                          ============   ============   ============   ============
Wells Fargo Variable Trust (0.1%)
  Wells Fargo VT Advantage Small/Mid Cap Value Subaccount
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $1,174,283)                                                    110,412   $  1,465,163   $    507,139   $    488,955
                                                                          ============   ============   ============   ============

5. FINANCIAL HIGHLIGHTS

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Dreyfus Stock Index Fund, Inc.
  Dreyfus Stock Index Subaccount          2006     17,287   1.322 - 2.217   26,506        1.62       0.30 - 1.30       13.98 - 15.16
                                          2005     19,100   1.148 - 1.931   26,464        1.61       0.30 - 1.30         3.37 - 4.36
                                          2004     20,055   1.100 - 1.855   26,932        1.82       0.30 - 1.30         8.16 - 9.96
                                          2003     14,993   1.604 - 1.687   24,760        1.51       0.60 - 1.30       26.70 - 27.61
                                          2002     14,628   1.266 - 1.322   18,994        1.35       0.60 - 1.30   (23.32) - (22.83)
AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount
    (Series I)                            2006        665   1.082 - 1.089      722        0.57       0.30 - 1.30         5.22 - 8.70
  AIM V.I. Premier Equity Subaccount
    (Series I)                            2006         --   0.862 - 0.892       --        1.06       0.60 - 1.30         5.12 - 5.31
                                          2005        741   0.820 - 0.847      622        0.87       0.60 - 1.30         4.33 - 5.09
                                          2004        719   0.786 - 0.806      576        0.50       0.60 - 1.30         4.38 - 5.08
                                          2003        610   0.753 - 0.767      465        0.32       0.60 - 1.30        9.20 - 24.31
                                          2002        526   0.610 - 0.617      324        0.47       0.60 - 1.30   (31.15) - (30.67)
American Funds Insurance Series
  American Funds Global Growth
    Subaccount (Class 2)                  2006      2,043   1.479 - 1.507    3,074        0.84       0.60 - 1.30       18.89 - 19.70
                                          2005        851   1.244 - 1.259    1,070        0.66       0.60 - 1.30        6.40 - 13.42
                                          2004        588   1.105 - 1.110      652        0.16       0.60 - 1.30        2.69 - 12.26
  American Funds Growth Subaccount
    (Class 2)                             2006      5,723   1.357 - 1.382    7,896        1.09       0.60 - 1.30         8.82 - 9.51
                                          2005      2,122   1.247 - 1.262    2,674        0.80       0.60 - 1.30       14.72 - 19.35
                                          2004      1,316   1.087 - 1.092    1,437        0.27       0.60 - 1.30         0.09 - 9.44
  American Funds Growth-Income
    Subaccount (Class 2)                  2006      3,420   1.282 - 1.306    4,451        1.90       0.60 - 1.30       13.75 - 14.56
                                          2005      2,008   1.127 - 1.140    2,284        1.60       0.60 - 1.30         4.45 - 5.17
                                          2004        918   1.079 - 1.084      995        1.90       0.60 - 1.30        5.47 - 13.06
Capital Appreciation Fund
  Capital Appreciation Subaccount         2006         --   1.401 - 2.312       --        --         0.30 - 1.30     (0.96) - (0.57)
                                          2005     55,109   1.409 - 2.329   95,685        --         0.30 - 1.30       16.68 - 17.81
                                          2004     54,193   1.196 - 1.982   80,653        --         0.30 - 1.30       17.14 - 18.82
                                          2003     43,261   1.586 - 1.668   70,888        0.05       0.60 - 1.30       23.33 - 24.11
                                          2002     44,681   1.286 - 1.344   59,102        1.58       0.60 - 1.30   (26.09) - (25.50)
Credit Suisse Trust
  Credit Suisse Trust Emerging
    Markets Subaccount                    2006        995   2.918 - 3.090    3,018        0.57       0.60 - 1.30       30.79 - 31.71
                                          2005        868   2.231 - 2.346    1,998        0.69       0.60 - 1.30       26.33 - 27.15
                                          2004        873   1.766 - 1.845    1,585        0.28       0.60 - 1.30       23.32 - 24.24
                                          2003        841   1.432 - 1.485    1,231        --         0.60 - 1.30       24.17 - 41.97
                                          2002        860   1.016 - 1.046      889        0.18       0.60 - 1.30   (12.64) - (12.10)
Delaware VIP Trust
  Delaware VIP REIT Subaccount
    (Standard Class)                      2006         --   3.246 - 3.432       --        2.35       0.60 - 1.30       30.94 - 31.85
                                          2005      1,948   2.479 - 2.603    4,999        1.87       0.60 - 1.30         5.80 - 6.51
                                          2004      1,917   2.343 - 2.444    4,627        1.97       0.60 - 1.30       29.66 - 30.63
                                          2003      1,612   1.807 - 1.871    2,989        2.30       0.60 - 1.30       32.28 - 33.17
                                          2002      1,255   1.366 - 1.405    1,748        1.72       0.60 - 1.30         3.17 - 3.92
  Delaware VIP Small Cap Value
    Subaccount (Standard Class)           2006      3,467   2.625 - 2.781    9,517        0.25       0.60 - 1.30       14.68 - 15.49
                                          2005      3,643   2.289 - 2.408    8,651        0.36       0.60 - 1.30         8.02 - 8.76
                                          2004      3,428   2.119 - 2.214    7,492        0.19       0.60 - 1.30       19.92 - 20.72
                                          2003      2,943   1.767 - 1.834    5,334        0.36       0.60 - 1.30       40.13 - 41.19
                                          2002      2,374   1.261 - 1.299    3,054        0.43       0.60 - 1.30     (6.80) - (6.21)

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount
    (Initial Shares)                      2006     12,218   1.253 - 1.329   15,882         1.56      0.60 - 1.30       15.06 - 15.87
                                          2005     13,703   1.089 - 1.147   15,423         0.02      0.60 - 1.30         3.03 - 3.71
                                          2004     15,847   1.057 - 1.106   17,235         1.63      0.60 - 1.30         3.63 - 4.44
                                          2003     17,426   1.020 - 1.059   18,200         1.40      0.60 - 1.30       19.72 - 20.48
                                          2002     18,325   0.852 - 0.879   15,933         1.07      0.60 - 1.30   (17.84) - (17.23)
  Dreyfus VIF Developing Leaders
    Subaccount (Initial Shares)           2006      9,125   1.226 - 1.949   16,228         0.40      0.30 - 1.30         2.39 - 3.46
                                          2005     10,026   1.185 - 1.889   17,164           --      0.30 - 1.30         4.48 - 5.52
                                          2004     10,538   1.123 - 1.797   17,225         0.20      0.30 - 1.30        9.14 - 10.72
                                          2003      9,736   1.564 - 1.623   15,601         0.03      0.60 - 1.30       30.01 - 30.89
                                          2002      9,248   1.203 - 1.240   11,350         0.04      0.60 - 1.30   (20.17) - (19.58)
Franklin Templeton Variable Insurance
  Products Trust
  FTVIPT Mutual Shares Securities
    Subaccount (Class 2)                  2006         --   1.701 - 1.745       --           --      0.60 - 1.30       16.83 - 17.67
                                          2005      1,822   1.456 - 1.483    2,700         0.93      0.60 - 1.30         9.15 - 9.85
                                          2004      1,196   1.334 - 1.350    1,614         0.66      0.60 - 1.30        8.79 - 12.03
                                          2003        410   1.200 - 1.205      494         0.04      0.60 - 1.30        7.60 - 20.50
  FTVIPT Templeton Developing
    Markets Securities Subaccount
    (Class 2)                             2006        836   1.956 - 1.992    1,657         1.10      0.60 - 1.30       26.44 - 27.28
                                          2005        430   1.547 - 1.565      671         1.30      0.60 - 1.30       21.47 - 26.72
                                          2004        122   1.230 - 1.235      150         0.31      0.60 - 1.30        3.19 - 24.92
  FTVIPT Templeton Foreign
    Securities Subaccount (Class 2)       2006      1,566   1.503 - 1.531    2,389         1.22      0.60 - 1.30       19.95 - 20.74
                                          2005        943   1.253 - 1.268    1,193         1.19      0.60 - 1.30         8.67 - 9.50
                                          2004        412   1.153 - 1.158      477         0.63      0.60 - 1.30       14.91 - 18.24
  FTVIPT Templeton Global Asset
    Allocation Subaccount (Class 1)       2006      7,650   1.444 - 2.548   12,576         7.06      0.30 - 1.30       19.80 - 21.04
                                          2005      7,346   1.193 - 2.112   10,405         3.96      0.30 - 1.30         2.54 - 3.56
                                          2004      7,121   1.152 - 2.046    9,776         2.94      0.30 - 1.30       13.61 - 15.27
                                          2003      4,937   1.688 - 1.775    8,578         2.78      0.60 - 1.30       30.65 - 31.48
                                          2002      4,883   1.292 - 1.350    6,472         1.98      0.60 - 1.30     (8.68) - (4.73)
  FTVIPT Templeton Growth
    Securities Subaccount (Class 2)       2006         --   1.450 - 1.477       --           --      0.60 - 1.30       20.23 - 21.07
                                          2005      1,572   1.206 - 1.220    1,907         1.36      0.60 - 1.30         4.68 - 8.25
                                          2004        129   1.122 - 1.127      145         0.24      0.60 - 1.30       10.43 - 15.15
  FTVIPT Templeton Growth Securities
    Subaccount - Class 1 Shares           2006         --   1.446 - 2.568       --           --      0.30 - 1.30       16.73 - 17.75
                                          2005     18,178   1.228 - 2.187   25,989         1.23      0.30 - 1.30         7.67 - 8.67
                                          2004     17,959   1.130 - 2.017   23,877         1.26      0.30 - 1.30       11.44 - 15.52
                                          2003     12,172   1.660 - 1.746   20,856         1.69      0.60 - 1.30       30.91 - 31.87
                                          2002     12,453   1.268 - 1.324   16,228         2.40      0.60 - 1.30   (19.34) - (18.82)
High Yield Bond Trust
High Yield Bond Subaccount                2006         --   1.092 - 2.141       --         6.47      0.30 - 1.30         2.35 - 2.73
                                          2005      3,871   1.063 - 2.088    6,829         0.01      0.30 - 1.30         0.00 - 0.95
                                          2004      4,258   1.053 - 2.073    7,275         6.98      0.30 - 1.30         4.88 - 8.14
                                          2003      3,728   1.823 - 1.917    7,021         8.33      0.60 - 1.30       27.48 - 28.31
                                          2002      3,226   1.430 - 1.494    4,738        15.29      0.60 - 1.30         3.25 - 3.97

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Janus Aspen Series
  Janus Aspen Balanced Subaccount
    (Service Shares)                      2006        --    1.165 - 1.207      --           --       0.60 - 1.30         3.37 - 3.69
                                          2005     4,018    1.127 - 1.164   4,645         2.11       0.60 - 1.30         6.32 - 6.99
                                          2004     3,899    1.060 - 1.088   4,219         2.32       0.60 - 1.30         6.85 - 7.62
                                          2003     3,548    0.992 - 1.011   3,573         1.94       0.60 - 1.30       12.22 - 13.09
                                          2002     2,785    0.884 - 0.894   2,485         2.42       0.60 - 1.30     (7.82) - (6.54)
  Janus Aspen Mid Cap Growth
    Subaccount (Service Shares)           2006     1,355    1.069 - 1.112   1,494           --       0.60 - 1.30       11.82 - 12.66
                                          2005     1,266    0.956 - 0.987   1,241           --       0.60 - 1.30       10.65 - 11.27
                                          2004     1,273    0.864 - 0.887   1,123           --       0.60 - 1.30       18.84 - 19.86
                                          2003     1,047    0.727 - 0.740     773           --       0.60 - 1.30       16.16 - 33.82
                                          2002       849    0.546 - 0.553     469           --       0.60 - 1.30   (29.09) - (28.46)
  Janus Aspen Worldwide Growth
    Subaccount (Service Shares)           2006     2,118    0.938 - 0.976   2,051         1.68       0.60 - 1.30       16.52 - 17.31
                                          2005     2,186    0.805 - 0.832   1,808         1.24       0.60 - 1.30         4.14 - 4.92
                                          2004     2,181    0.773 - 0.793   1,722         0.94       0.60 - 1.30         3.20 - 3.93
                                          2003     2,057    0.749 - 0.763   1,566         0.85       0.60 - 1.30       21.54 - 22.87
                                          2002     1,912    0.614 - 0.621   1,185         0.72       0.60 - 1.30   (26.64) - (26.16)
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap
    Subaccount                            2006        --    1.297 - 1.320      --           --       0.60 - 1.30       12.49 - 13.21
                                          2005       253    1.153 - 1.166     294           --       0.60 - 1.30         0.52 - 3.37
                                          2004        68    1.124 - 1.128      77           --       0.60 - 1.15      (0.27) - 13.51
Legg Mason Partners Investment Series
  LMPIS Dividend Strategy
    Subaccount                            2006       501    0.932 - 0.970     477         3.13       0.60 - 1.30       16.50 - 17.29
                                          2005       351    0.800 - 0.827     286         2.04       0.60 - 1.30     (1.60) - (0.84)
                                          2004       352    0.813 - 0.834     290         1.03       0.60 - 1.30         2.14 - 2.84
                                          2003       280    0.796 - 0.811     225         0.58       0.60 - 1.30       21.90 - 22.69
                                          2002       175    0.653 - 0.661     115         0.95       0.60 - 1.30   (26.96) - (26.47)
  LMPIS Premier Selections All Cap
    Growth Subaccount                     2006        91    0.968 - 1.007      89           --       0.60 - 1.30         6.02 - 6.67
                                          2005        94    0.913 - 0.944      88         0.12       0.60 - 1.30         4.94 - 5.71
                                          2004       111    0.870 - 0.893      98           --       0.60 - 1.30         1.52 - 2.29
                                          2003        92    0.857 - 0.873      80           --       0.60 - 1.30       32.46 - 33.49
                                          2002        68    0.647 - 0.654      44         0.06       0.60 - 1.30    (27.71) - (1.52)
Legg Mason Partners Variable Portfolios V
  LMPVPV Small Cap Growth
    Opportunities Subaccount              2006       676    1.281 - 1.333     893           --       0.60 - 1.30       11.49 - 12.30
                                          2005       717    1.149 - 1.187     846           --       0.60 - 1.30         3.51 - 4.21
                                          2004       630    1.110 - 1.139     716         0.09       0.60 - 1.30       14.08 - 14.93
                                          2003       455    0.973 - 0.991     450           --       0.60 - 1.30       40.20 - 41.17
                                          2002       339    0.694 - 0.702     237           --       0.60 - 1.30   (26.64) - (25.96)
Legg Mason Partners Variable
  Portfolios I, Inc.
  LMPVPI All Cap Subaccount
    (Class I)                             2006     4,696    2.106 - 2.230  10,303         1.29       0.60 - 1.30       16.61 - 17.43
                                          2005     6,217    1.806 - 1.899  11,623         0.87       0.60 - 1.30         2.67 - 3.43
                                          2004     6,589    1.759 - 1.836  11,938         0.56       0.60 - 1.30         6.93 - 7.62
                                          2003     6,152    1.645 - 1.706  10,378         0.28       0.60 - 1.30       37.20 - 38.25
                                          2002     5,324    1.199 - 1.234   6,512         0.50       0.60 - 1.30   (25.99) - (25.53)

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Legg Mason Partners Variable Portfolios I, Inc. -- (Continued)
  LMPVPI Investors Subaccount
    (Class I)                             2006       1,887  1.896 - 2.008   3,717         1.61       0.60 - 1.30       16.75 - 17.50
                                          2005       2,164  1.624 - 1.709   3,635         1.21       0.60 - 1.30         5.18 - 5.95
                                          2004       2,314  1.544 - 1.613   3,681         1.49       0.60 - 1.30         8.89 - 9.65
                                          2003       2,322  1.418 - 1.471   3,375         1.49       0.60 - 1.30       30.69 - 31.57
                                          2002       2,119  1.085 - 1.118   2,347         1.28       0.60 - 1.30   (24.07) - (23.53)
  LMPVPI Small Cap Growth
    Subaccount (Class I)                  2006       1,273  1.204 - 1.253   1,585           --       0.60 - 1.30       11.28 - 12.18
                                          2005       1,327  1.082 - 1.117   1,476           --       0.60 - 1.30         3.54 - 4.20
                                          2004       1,365  1.045 - 1.072   1,458           --       0.60 - 1.30       13.71 - 14.41
                                          2003       1,028  0.919 - 0.937     961           --       0.60 - 1.30       47.04 - 48.03
                                          2002         721  0.625 - 0.633     456           --       0.60 - 1.30   (35.57) - (34.21)
  LMPVPI Total Return Subaccount
    (Class I)                             2006         530  1.404 - 1.488     767         2.20       0.60 - 1.30       11.08 - 11.88
                                          2005         536  1.264 - 1.330     697         1.99       0.60 - 1.30         2.02 - 2.70
                                          2004         557  1.239 - 1.295     707         1.70       0.60 - 1.30         7.37 - 8.10
                                          2003         652  1.154 - 1.198     768         1.77       0.60 - 1.30       14.37 - 15.30
                                          2002         585  1.009 - 1.039     600         1.63       0.60 - 1.30     (8.02) - (7.48)
Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation
   Subaccount                             2006       1,072  1.179 - 1.227   1,298         1.23       0.60 - 1.30       13.26 - 14.14
                                          2005         975  1.041 - 1.075   1,036         0.87       0.60 - 1.30         2.97 - 3.66
                                          2004       1,023  1.011 - 1.037   1,053         1.26       0.60 - 1.30         7.44 - 8.13
                                          2003         792  0.941 - 0.959     755         0.84       0.60 - 1.30       23.01 - 23.74
                                          2002         455  0.765 - 0.775     351         2.50       0.60 - 1.30   (19.26) - (17.99)
  LMPVPII Equity Index Subaccount
    (Class II)                            2006      20,533  1.037 - 1.094   2,155         1.38       0.60 - 1.30       13.58 - 14.44
                                          2005      21,799  0.913 - 0.956   0,541         1.24       0.60 - 1.30         2.93 - 3.58
                                          2004      23,266  0.887 - 0.923   1,188         1.39       0.60 - 1.30         8.83 - 9.62
                                          2003      22,712  0.815 - 0.842   8,912         1.09       0.60 - 1.30       25.97 - 27.00
                                          2002      19,638  0.647 - 0.663   2,900         2.06       0.60 - 1.30   (23.34) - (22.82)
  LMPVPII Fundamental Value
    Subaccount                            2006       3,009  1.247 - 1.298   3,856         1.49       0.60 - 1.30       15.25 - 16.10
                                          2005       4,826  1.082 - 1.118   5,331         0.95       0.60 - 1.30         3.44 - 4.19
                                          2004       4,907  1.046 - 1.073   5,218         0.70       0.60 - 1.30         6.84 - 7.52
                                          2003       4,424  0.979 - 0.998   4,385         0.69       0.60 - 1.30       36.73 - 37.85
                                          2002       3,352  0.716 - 0.724   2,417         1.54       0.60 - 1.30   (22.26) - (21.73)
Legg Mason Partners Variable
  Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income
    Subaccount                            2006         105  1.042 - 1.061     111         8.49       0.60 - 1.15         2.96 - 3.51
                                          2005         103  1.012 - 1.025     106         4.00       0.60 - 1.15         0.90 - 1.79
                                          2004          20          1.007   21            3.12              0.60                0.50
                                          2003           1          1.002    1            0.34              0.60                0.20
  LMPVPIII Aggressive Growth
    Subaccount                            2006       8,180  1.072 - 1.116   9,037           --       0.60 - 1.30         7.41 - 8.14
                                          2005       8,252  0.998 - 1.032   8,425           --       0.60 - 1.30       10.15 - 10.97
                                          2004       8,370  0.906 - 0.930   7,722           --       0.60 - 1.30         8.50 - 9.28
                                          2003       7,500  0.835 - 0.851   6,345           --       0.60 - 1.30       32.75 - 33.81
                                          2002       5,161  0.629 - 0.636   3,272           --       0.60 - 1.30   (33.51) - (33.05)

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Legg Mason Partners Variable Portfolios III, Inc. -- (Continued)
  LMPVPIII High Income
    Subaccount                            2006      1,108   1.193 - 1.583    1,644         7.80      0.30 - 1.30        9.51 - 10.67
                                          2005      1,172   1.078 - 1.435    1,599         7.85      0.30 - 1.30         1.28 - 2.28
                                          2004      1,336   1.054 - 1.407    1,770         8.38      0.30 - 1.30         4.77 - 9.84
                                          2003      1,307   1.219 - 1.281    1,640         8.14      0.60 - 1.30       25.93 - 26.71
                                          2002      1,132   0.968 - 1.011    1,123        22.80      0.60 - 1.30     (4.54) - (3.81)
  LMPVPIII International All Cap
    Growth Subaccount                     2006      4,742   1.349 - 1.632    6,973         2.23      0.30 - 1.30       24.33 - 25.44
                                          2005      4,994   1.085 - 1.301    5,788         1.41      0.30 - 1.30       10.26 - 11.39
                                          2004      5,177   0.984 - 1.168    5,384         0.96      0.30 - 1.30       15.30 - 17.19
                                          2003      5,260   0.846 - 0.890    4,590         1.06      0.60 - 1.30       25.89 - 26.78
                                          2002      5,518   0.672 - 0.702    3,811         1.01      0.60 - 1.30   (26.72) - (26.18)
  LMPVPIII Large Cap Growth
    Subaccount                            2006      3,765   1.543 - 1.636    6,004         0.15      0.60 - 1.30         3.28 - 4.01
                                          2005      4,313   1.494 - 1.573    6,637         0.13      0.60 - 1.30         3.82 - 4.59
                                          2004      4,539   1.439 - 1.504    6,709         0.35      0.60 - 1.30     (0.90) - (0.27)
                                          2003      4,607   1.452 - 1.508    6,846         0.02      0.60 - 1.30       45.64 - 46.69
                                          2002      4,345   0.997 - 1.028    4,414         0.36      0.60 - 1.30   (25.76) - (25.24)
  LMPVPIII Large Cap Value
    Subaccount                            2006      5,781   1.368 - 1.913   10,282         1.27      0.30 - 1.30       16.72 - 17.93
                                          2005      5,989   1.160 - 1.627    9,180         1.63      0.30 - 1.30         5.10 - 6.13
                                          2004      6,274   1.093 - 1.537    9,111         1.98      0.30 - 1.30         7.58 - 9.94
                                          2003      5,894   1.328 - 1.398    8,139         1.85      0.60 - 1.30       25.88 - 26.86
                                          2002      5,695   1.055 - 1.102    6,207         4.12      0.60 - 1.30    (26.38) -(25.84)
  LMPVPIII Money Market
    Subaccount                            2006      4,749   1.073 - 1.339    5,740         4.55      0.30 - 1.30         3.31 - 4.28
                                          2005      4,306   1.029 - 1.288    5,153         2.79      0.30 - 1.30         1.51 - 2.49
                                          2004      4,166   1.004 - 1.260    4,892         0.89      0.30 - 1.30       (0.42) - 0.40
                                          2003      4,222   1.194 - 1.257    5,177         0.66      0.60 - 1.30       (0.67) - 0.08
                                          2002      4,781   1.202 - 1.256    5,876         1.26      0.60 - 1.30         0.00 - 0.72
  LMPVPIII Social Awareness Stock
    Subaccount                            2006      5,663   1.269 - 1.847    9,527         0.52      0.30 - 1.30         6.30 - 7.36
                                          2005      6,214   1.182 - 1.726    9,799         0.71      0.30 - 1.30         3.06 - 4.14
                                          2004      6,799   1.135 - 1.663   10,373         0.75      0.30 - 1.30        4.88 - 11.38
                                          2003      6,563   1.497 - 1.575   10,110         0.56      0.60 - 1.30       27.19 - 28.05
                                          2002      6,876   1.177 - 1.230    8,298         0.89      0.60 - 1.30   (25.83) - (25.27)
Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income
    Subaccount (Class VC)                 2006      1,055   1.306 - 1.331    1,403         1.53      0.60 - 1.30       15.78 - 16.65
                                          2005        748   1.128 - 1.141      853         1.28      0.60 - 1.30         2.34 - 3.38
                                          2004        159   1.110 - 1.112      177         1.03      0.60 - 0.90       11.20 - 16.47
  Lord Abbett Mid-Cap Value
    Subaccount (Class VC)                 2006        721   1.374 - 1.400    1,007         0.66      0.60 - 1.30       10.81 - 11.55
                                          2005        433   1.240 - 1.255      542         0.59      0.60 - 1.30        2.90 - 13.52
                                          2004        187   1.164 - 1.166      217         0.76      0.60 - 0.90       16.60 - 20.75
Managed Assets Trust
  Managed Assets Subaccount               2006         --   1.155 - 2.037       --         2.19      0.30 - 1.30         3.31 - 3.59
                                          2005     20,580   1.115 - 1.968   36,129         0.02      0.30 - 1.30         2.50 - 3.53
                                          2004     23,039   1.077 - 1.907   39,357         2.34      0.30 - 1.30         6.42 - 8.78
                                          2003     22,393   1.666 - 1.753   38,557         2.64      0.60 - 1.30       20.38 - 21.23
                                          2002     23,202   1.384 - 1.446   33,016         6.44      0.60 - 1.30     (9.78) - (9.11)

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock
    Subaccount (Class A)                  2006      7,325   1.350 - 2.475    14,120         --       0.30 - 1.30   (4.62) - (3.91)
  MIST BlackRock High Yield
    Subaccount (Class A)                  2006        342   1.453 - 1.528       515         --       0.60 - 1.15       5.75 - 6.11
  MIST BlackRock Large-Cap Core
    Subaccount (Class A)                  2006      1,113   1.365 - 1.446     1,581         --       0.60 - 1.30       6.06 - 6.56
  MIST Dreman Small-Cap Value
    Subaccount (Class A)                  2006        101   1.107 - 1.111       112       1.07       0.60 - 1.15      7.24 - 18.86
  MIST Harris Oakmark International
    Subaccount (Class A)                  2006      2,305   1.422 - 1.519     3,428         --       0.56 - 1.26     10.40 - 10.96
  MIST Janus Capital Appreciation
    Subaccount (Class A)                  2006     46,378   1.448 - 2.386    81,369         --       0.30 - 1.30       2.73 - 3.35
  MIST Legg Mason Partners Managed
    Assets Subaccount (Class A)           2006     17,847   1.232 - 2.168    34,283         --       0.30 - 1.30       5.88 - 6.67
  MIST Lord Abbett Bond Debenture
    Subaccount (Class A)                  2006        658   1.589 - 1.673     1,098         --       0.60 - 1.30       4.44 - 5.55
  MIST Lord Abbett Growth and Income
    Subaccount (Class B)                  2006      6,815   1.080 - 1.085     7,387         --       0.35 - 1.05       7.89 - 8.39
  MIST Met/AIM Capital Appreciation
    Subaccount (Class A)                  2006      2,078   0.987 - 1.027     2,105       0.18       0.60 - 1.30   (1.00) - (0.58)
  MIST Met/AIM Small Cap Growth
    Subaccount (Class A)                  2006         70   1.180 - 1.189        83         --       0.60 - 1.15    (0.08) - 14.34
  MIST MFS(R) Value Subaccount
    (Class A)                             2006      2,524   1.413 - 1.440     3,592       1.46       0.60 - 1.30     10.74 - 11.28
  MIST Neuberger Berman Real Estate
    Subaccount (Class A)                  2006      5,906   1.223 - 1.231     7,245         --       0.30 - 1.30     21.93 - 24.09
  MIST Pioneer Fund Subaccount
    (Class A)                             2006      2,251   1.356 - 1.627     3,438         --       0.30 - 1.30       7.75 - 8.48
  MIST Pioneer Mid-Cap Value
    Subaccount (Class A)                  2006         12   1.120 - 1.129        13       0.28       0.60 - 1.15       0.27 - 7.25
  MIST Pioneer Strategic Income
    Subaccount (Class A)                  2006      2,400   1.168 - 1.692     3,654       4.84       0.30 - 1.30       3.82 - 4.57
  MIST Third Avenue Small Cap Value
    Subaccount (Class B)                  2006        483   1.325 - 1.350       650         --       0.60 - 1.30       2.16 - 2.27
MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond
    Subaccount (Class I)                  2006     64,342   1.071 - 1.762   102,184       4.03       0.30 - 1.30       3.01 - 3.98
                                          2005     71,473   1.030 - 1.700   110,850       3.26       0.30 - 1.30       0.76 - 1.78
                                          2004     73,042   1.012 - 1.675   112,389       3.36       0.30 - 1.30       1.30 - 4.04
                                          2003     67,200   1.531 - 1.610   106,132       4.10       0.60 - 1.30       4.22 - 4.95
                                          2002     70,560   1.469 - 1.534   106,454       4.25       0.60 - 1.30       7.54 - 8.26

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
MetLife Investment Funds, Inc. -- (Continued)
  MetLife Investment International
    Stock Subaccount (Class I)            2006     42,633   1.663 - 2.000    79,773       1.84       0.30 - 1.30       24.88 - 26.18
                                          2005     51,537   1.318 - 1.591    77,609       1.31       0.30 - 1.30       13.13 - 14.31
                                          2004     57,242   1.153 - 1.396    75,908       1.35       0.30 - 1.30       13.43 - 14.15
                                          2003     61,503   1.162 - 1.223    73,769       0.78       0.60 - 1.30       28.40 - 29.28
                                          2002     69,771   0.905 - 0.946    64,893       0.63       0.60 - 1.30   (23.37) - (22.78)
  MetLife Investment Large Company
    Stock Subaccount (Class I)            2006     78,281   1.326 - 1.448   108,794       0.96       0.30 - 1.30       11.13 - 12.28
                                          2005     91,760   1.181 - 1.294   114,392       1.11       0.30 - 1.30         5.30 - 6.30
                                          2004     97,505   1.111 - 1.221   114,889       0.84       0.30 - 1.30         8.58 - 9.41
                                          2003     00,111   1.061 - 1.116   109,591       0.71       0.60 - 1.30       26.46 - 27.40
                                          2002     94,934   0.839 - 0.876    81,790       0.67       0.60 - 1.30   (23.80) - (23.29)
  MetLife Investment Small Company
    Stock Subaccount (Class I)            2006     34,199   1.421 - 1.907    58,502       0.13       0.30 - 1.30       12.20 - 13.32
                                          2005     39,638   1.254 - 1.688    60,956       0.11       0.30 - 1.30         5.89 - 6.91
                                          2004     42,854   1.173 - 1.583    62,036       0.11       0.30 - 1.30       13.44 - 14.21
                                          2003     43,585   1.317 - 1.386    59,272       0.13       0.60 - 1.30       41.16 - 42.30
                                          2002     39,742   0.933 - 0.974    38,097       0.53       0.60 - 1.30   (24.70) - (24.20)
Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth
    Subaccount (Class D)                  2006      4,386   1.294 - 1.371     5,876       --         0.60 - 1.30     (2.19) - (1.72)
  MSF BlackRock Bond Income
    Subaccount (Class A)                  2006      3,841   1.065 - 1.512     5,166       --         0.30 - 1.30         4.11 - 4.82
  MSF BlackRock Money Market
    Subaccount (Class A)                  2006     16,266   1.173 - 1.243    19,869       3.30       0.60 - 1.30         2.45 - 2.90
  MSF FI Large Cap Subaccount
    (Class A)                             2006     36,504   1.263 - 1.429    49,257       --         0.30 - 1.30         1.52 - 2.27
  MSF FI Value Leaders Subaccount
    (Class D)                             2006     10,589   1.608 - 1.718    17,797       --         0.60 - 1.30         2.81 - 3.31
  MSF MetLife Aggressive Allocation
    Subaccount (Class B)                  2006        204   1.097 - 1.107       225       0.01       0.30 - 1.30        7.06 - 11.47
  MSF MetLife Conservative Allocation
    Subaccount (Class B)                  2006         74   1.051 - 1.060        78       0.03       0.30 - 1.30         4.37 - 5.72
  MSF MetLife Conservative to Moderate
    Allocation Subaccount (Class B)       2006        591   1.069 - 1.078       635       2.06       0.30 - 1.30         6.00 - 7.30
  MSF MetLife Moderate Allocation
    Subaccount (Class B)                  2006        988   1.086 - 1.095     1,077       0.75       0.30 - 1.30        2.45 - 10.53
  MSF MetLife Moderate to Aggressive
    Allocation Subaccount (Class B)       2006      1,003   1.103 - 1.113     1,112       0.01       0.30 - 1.30        7.58 - 12.69
  MSF MFS(R) Total Return Subaccount
    (Class F)                             2006     18,082   1.236 - 2.268    38,248         --       0.30 - 1.30         7.10 - 7.85
  MSF Oppenheimer Global Equity
    Subaccount (Class A)                  2006     24,272   1.055 - 1.062    25,736         --       0.29 - 1.29         5.92 - 6.63
  MSF Oppenheimer Global Equity
    Subaccount (Class B)                  2006      4,896   1.053 - 1.060     5,173         --       0.29 - 1.29        5.72 - 11.23
  MSF Western Asset Management High
    Yield Bond Subaccount (Class A)       2006      3,735   1.170 - 2.290     7,164         --       0.30 - 1.30         6.44 - 7.14
  MSF Western Asset Management U.S.
    Government Subaccount (Class A)       2006      5,627   1.068 - 1.825     8,784         --       0.15 - 1.15         3.72 - 4.40

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Money Market Portfolio
  Money Market Subaccount                 2006         --   1.145 - 1.208       --        1.40       0.60 - 1.30         0.97 - 1.26
                                          2005     11,652   1.134 - 1.193   13,696        2.86       0.60 - 1.30         1.61 - 2.23
                                          2004     10,755   1.116 - 1.167   12,404        1.01       0.60 - 1.30       (0.27) - 0.43
                                          2003     11,805   1.119 - 1.162   13,574        0.78       0.60 - 1.30       (0.53) - 0.17
                                          2002     13,383   1.125 - 1.160   15,395        1.36       0.60 - 1.30         0.00 - 0.78
Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA
    Subaccount (Service Shares)           2006         --   1.186 - 1.203       --        0.98       0.60 - 1.30         5.70 - 5.99
                                          2005         25   1.122 - 1.135       28        0.75       0.60 - 1.30         4.37 - 5.09
                                          2004         10   1.075 - 1.080       10        --         0.60 - 1.30        0.00 - 13.01
PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount
    (Administrative Class)                2006        238   0.998 - 1.001      238        4.50       0.60 - 0.90       (0.20) - 0.10
                                          2005         14           1.000       14        0.82       0.60 - 0.90         0.00 - 0.30
  PIMCO VIT Total Return Subaccount
    (Administrative Class)                2006      4,683   1.262 - 1.313    6,097        4.42       0.60 - 1.30         2.52 - 3.22
                                          2005      4,242   1.231 - 1.272    5,354        3.42       0.60 - 1.30         1.07 - 1.84
                                          2004      4,033   1.218 - 1.249    5,008        1.89       0.60 - 1.30         3.57 - 4.26
                                          2003      3,563   1.176 - 1.198    4,252        2.83       0.60 - 1.30         3.70 - 4.36
                                          2002      2,749   1.134 - 1.148    3,148        4.04       0.60 - 1.30         7.59 - 8.40
Putnam Variable Trust
  Putnam VT Discovery Growth
    Subaccount (Class IB)                 2006        108   0.900 - 0.936      100        --         0.60 - 1.30        9.62 - 10.38
                                          2005        134   0.821 - 0.848      112        --         0.60 - 1.30         5.94 - 6.53
                                          2004        142   0.775 - 0.796      112        --         0.60 - 1.30         6.16 - 7.09
                                          2003        120   0.730 - 0.744       89        --         0.60 - 1.30       30.36 - 31.22
                                          2002        166   0.560 - 0.567       94        --         0.60 - 1.30   (30.52) - (30.00)
  Putnam VT International Equity
    Subaccount (Class IB)                 2006      2,199   1.417 - 1.474    3,221        0.59       0.60 - 1.30       26.07 - 26.96
                                          2005      2,122   1.124 - 1.161    2,450        1.41       0.60 - 1.30       10.74 - 11.53
                                          2004      2,037   1.015 - 1.041    2,112        1.54       0.60 - 1.30       14.69 - 15.54
                                          2003      1,973   0.885 - 0.901    1,773        0.76       0.60 - 1.30       26.97 - 27.80
                                          2002      1,440   0.697 - 0.705    1,014        0.55       0.60 - 1.30   (18.76) - (15.88)
  Putnam VT Small Cap Value
    Subaccount (Class IB)                 2006      3,063   1.978 - 2.058    6,253        0.31       0.60 - 1.30       15.81 - 16.60
                                          2005      2,873   1.708 - 1.765    5,041        0.17       0.60 - 1.30         5.63 - 6.39
                                          2004      2,899   1.617 - 1.659    4,789        0.34       0.60 - 1.30       24.58 - 25.49
                                          2003      2,145   1.298 - 1.322    2,828        0.30       0.60 - 1.30       47.67 - 48.71
                                          2002      1,532   0.879 - 0.889    1,359        0.11       0.60 - 1.30   (19.28) - (18.00)

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
The Travelers Series Trust
  Travelers AIM Capital Appreciation
    Subaccount                            2006         --   0.997 - 1.033       --           --      0.60 - 1.30         6.52 - 6.83
                                          2005      2,205   0.936 - 0.967    2,107         0.22      0.60 - 1.30         7.34 - 8.17
                                          2004      2,523   0.872 - 0.894    2,236         0.14      0.60 - 1.30         5.19 - 5.80
                                          2003      2,416   0.829 - 0.845    2,028           --      0.60 - 1.30        7.17 - 28.61
                                          2002      2,343   0.650 - 0.657    1,533           --      0.60 - 1.30   (24.77) - (24.40)
  Travelers Convertible Securities
    Subaccount                            2006         --   1.513 - 1.585       --         0.88      0.60 - 1.30         6.70 - 6.88
                                          2005        618   1.418 - 1.483      912         2.77      0.60 - 1.30       (0.98) - 3.24
                                          2004        576   1.432 - 1.486      853         3.79      0.60 - 1.30         4.99 - 5.61
                                          2003        203   1.364 - 1.407      283         4.17      0.60 - 1.30       24.57 - 25.51
                                          2002        124   1.095 - 1.121      137         6.17      0.60 - 1.30     (8.14) - (7.51)
  Travelers Disciplined Mid Cap
    Stock Subaccount                      2006         --   1.405 - 2.581       --         0.56      0.30 - 1.30         9.33 - 9.68
                                          2005      8,061   1.281 - 2.356   14,974           --      0.30 - 1.30       11.01 - 12.07
                                          2004      7,158   1.143 - 2.108   12,203         0.30      0.30 - 1.30       12.83 - 15.76
                                          2003      5,146   1.755 - 1.821    9,287         0.35      0.60 - 1.30       32.05 - 32.92
                                          2002      4,090   1.329 - 1.370    5,557         0.65      0.60 - 1.30   (15.46) - (14.80)
  Travelers Equity Income
    Subaccount                            2006         --   1.564 - 1.663       --         1.30      0.60 - 1.30         5.18 - 5.39
                                          2005     12,763   1.487 - 1.578   19,740           --      0.60 - 1.30         3.12 - 3.88
                                          2004     15,067   1.442 - 1.519   22,449         1.33      0.60 - 1.30         8.42 - 9.20
                                          2003     15,784   1.330 - 1.391   21,579         0.94      0.60 - 1.30       29.50 - 30.37
                                          2002     16,107   1.027 - 1.067   16,926         1.16      0.60 - 1.30   (15.05) - (14.43)
  Travelers Federated High Yield
    Subaccount                            2006         --   1.357 - 1.440       --         8.77      0.60 - 1.30         2.65 - 2.86
                                          2005        276   1.322 - 1.400      378           --      0.60 - 1.30         1.23 - 1.97
                                          2004        274   1.306 - 1.373      369         7.78      0.60 - 1.30         8.92 - 9.66
                                          2003        266   1.199 - 1.252      327         7.79      0.60 - 1.30       20.87 - 21.67
                                          2002        247   0.992 - 1.029      250        15.57      0.60 - 1.30         2.37 - 6.19
  Travelers Federated Stock
    Subaccount                            2006         --   1.584 - 1.685       --         1.61      0.60 - 1.30         3.66 - 3.88
                                          2005      2,410   1.528 - 1.622    3,832           --      0.60 - 1.30         3.95 - 4.71
                                          2004      2,685   1.470 - 1.549    4,086         1.45      0.60 - 1.30         9.13 - 9.86
                                          2003      2,743   1.347 - 1.410    3,806         1.47      0.60 - 1.30       25.89 - 26.91
                                          2002      2,993   1.070 - 1.111    3,281         3.03      0.60 - 1.30   (20.33) - (19.84)
  Travelers Large Cap Subaccount          2006         --   1.317 - 1.400       --         0.44      0.60 - 1.30         3.17 - 3.40
                                          2005     11,258   1.276 - 1.354   14,919           --      0.60 - 1.30         7.23 - 8.06
                                          2004     13,190   1.190 - 1.253   16,215         0.78      0.60 - 1.30         5.12 - 5.83
                                          2003     14,307   1.132 - 1.184   16,654         0.40      0.60 - 1.30       23.04 - 23.98
                                          2002     14,465   0.920 - 0.955   13,622         0.49      0.60 - 1.30   (23.78) - (23.29)

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
The Travelers Series Trust -- (Continued)
  Travelers Mercury Large Cap Core
    Subaccount                            2006        --    1.287 - 1.357       --         0.22      0.60 - 1.30         6.28 - 6.51
                                          2005     1,191    1.211 - 1.274    1,493           --      0.60 - 1.30       10.59 - 11.36
                                          2004     1,156    1.095 - 1.144    1,304         0.56      0.60 - 1.30       14.42 - 15.21
                                          2003     1,191    0.957 - 0.993    1,168         0.69      0.60 - 1.30       19.63 - 20.51
                                          2002     1,299    0.800 - 0.824    1,059         0.56      0.60 - 1.30   (26.13) - (25.63)
  Travelers MFS(R) Mid Cap Growth
    Subaccount                            2006        --    1.323 - 1.395       --           --      0.60 - 1.30         5.92 - 6.16
                                          2005     4,903    1.249 - 1.314    6,315           --      0.60 - 1.30         1.71 - 2.42
                                          2004     5,294    1.228 - 1.283    6,674           --      0.60 - 1.30       12.66 - 13.44
                                          2003     5,251    1.090 - 1.131    5,852           --      0.60 - 1.30       35.24 - 36.27
                                          2002     5,016    0.806 - 0.830    4,116           --      0.60 - 1.30   (49.50) - (49.17)
  Travelers MFS(R) Total Return
    Subaccount                            2006        --    1.146 - 2.107       --         1.29      0.30 - 1.30         3.36 - 3.71
                                          2005    16,091    1.105 - 2.035   30,263         2.27      0.30 - 1.30         1.60 - 2.60
                                          2004    14,252    1.077 - 1.988   26,401         2.82      0.30 - 1.30        6.63 - 10.81
                                          2003    12,880    1.706 - 1.794   22,689         2.38      0.60 - 1.30       15.04 - 15.82
                                          2002    12,280    1.483 - 1.549   18,717         6.90      0.60 - 1.30     (6.49) - (5.84)
  Travelers MFS(R) Value Subaccount       2006        --    1.276 - 1.294       --           --      0.60 - 1.30         8.14 - 8.38
                                          2005     1,921    1.180 - 1.194    2,274         1.55      0.60 - 1.30         3.32 - 7.89
                                          2004        79    1.126 - 1.128       89         5.77      0.60 - 0.90       12.80 - 15.72
  Travelers Mondrian International
    Stock Subaccount                      2006        --    1.288 - 1.369       --         3.63      0.60 - 1.30       14.98 - 15.24
                                          2005     2,254    1.120 - 1.188    2,623         0.05      0.60 - 1.30         8.11 - 8.79
                                          2004     2,240    1.036 - 1.092    2,396         1.64      0.60 - 1.30       14.22 - 15.07
                                          2003     2,070    0.907 - 0.949    1,928         1.89      0.60 - 1.30       26.85 - 27.90
                                          2002     2,200    0.715 - 0.742    1,608         2.17      0.60 - 1.30   (14.06) - (13.52)
  Travelers Pioneer Fund
    Subaccount                            2006        --    1.250 - 1.503       --         1.02      0.30 - 1.30         6.19 - 6.56
                                          2005     2,455    1.173 - 1.412    3,268           --      0.30 - 1.30         4.66 - 5.68
                                          2004     2,736    1.110 - 1.340    3,474         0.93      0.30 - 1.30        9.36 - 10.47
                                          2003     2,802    1.153 - 1.213    3,333         1.54      0.60 - 1.30       22.14 - 23.02
                                          2002     2,722    0.944 - 0.986    2,639         7.00      0.60 - 1.30   (31.09) - (30.61)
  Travelers Pioneer Mid Cap Value
    Subaccount                            2006        --            1.065       --           --             0.60                5.55
                                          2005         3            1.009        3         0.16             0.60                0.90
  Travelers Pioneer Strategic Income
    Subaccount                            2006        --    1.117 - 1.623       --           --      0.30 - 1.30         1.13 - 1.36
                                          2005     2,193    1.102 - 1.602    3,158         4.45      0.30 - 1.30         2.32 - 3.38
                                          2004     1,756    1.066 - 1.554    2,515         7.11      0.30 - 1.30        6.07 - 10.29
                                          2003     1,651    1.340 - 1.409    2,277         9.64      0.60 - 1.30       18.06 - 18.80
                                          2002     1,509    1.135 - 1.186    1,756        23.08      0.60 - 1.30         4.51 - 5.24

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
The Travelers Series Trust -- (Continued)
  Travelers Quality Bond
    Subaccount                            2006         --   1.016 - 1.446       --        6.06       0.30 - 1.30     (0.87) - (0.55)
                                          2005      4,155   1.022 - 1.454    5,379          --       0.30 - 1.30         0.37 - 1.39
                                          2004      4,395   1.008 - 1.440    5,567        4.67       0.30 - 1.30         0.90 - 2.71
                                          2003      4,269   1.342 - 1.402    5,884        4.64       0.60 - 1.30         5.59 - 6.37
                                          2002      4,653   1.271 - 1.318    6,047        7.81       0.60 - 1.30         4.44 - 5.10
  Travelers Strategic Equity
    Subaccount                            2006         --   1.181 - 1.633       --        0.36       0.30 - 1.30         4.45 - 4.79
                                          2005     30,493   1.127 - 1.560   40,879        0.60       0.30 - 1.30         0.69 - 1.71
                                          2004     33,929   1.108 - 1.538   45,007        1.41       0.30 - 1.30         8.85 - 9.81
                                          2003     31,777   1.334 - 1.404   43,833          --       0.60 - 1.30       30.78 - 31.83
                                          2002     33,264   1.020 - 1.065   34,911        0.59       0.60 - 1.30   (34.45) - (34.01)
  Travelers Style Focus Series: Small
    Cap Growth Subaccount                 2006         --           1.190       --        0.01              0.60               15.53
                                          2005          1           1.030        1          --              0.60                3.00
  Travelers Style Focus Series: Small
    Cap Value Subaccount                  2006         --           1.036       --        0.01              0.60                3.60
  Travelers U.S. Government
    Securities Subaccount                 2006         --   1.023 - 1.752       --        5.75       0.30 - 1.30     (3.53) - (3.22)
                                          2005      7,303   1.057 - 1.811   11,404          --       0.30 - 1.30         2.97 - 4.04
                                          2004      7,259   1.016 - 1.746   11,106        4.36       0.30 - 1.30         1.80 - 5.50
                                          2003      7,210   1.574 - 1.655   11,703        4.90       0.60 - 1.30         1.42 - 2.10
                                          2002      7,122   1.552 - 1.621   11,349        8.06       0.60 - 1.30       12.22 - 12.96
Van Kampen Life Investment Trust
  Van Kampen LIT Comstock
    Subaccount (Class II)                 2006        719   1.709 - 1.753    1,250        1.10       0.60 - 1.30       14.54 - 15.33
                                          2005        448   1.492 - 1.520      675        0.82       0.60 - 1.30         2.75 - 3.47
                                          2004        307   1.452 - 1.469      448        0.49       0.60 - 1.30       12.70 - 16.77
                                          2003        124   1.256 - 1.258      155          --       0.60 - 0.90        9.12 - 25.80
  Van Kampen LIT Enterprise
    Subaccount (Class II)                 2006        133   0.901 - 0.938      122        0.17       0.60 - 1.30         5.38 - 6.11
                                          2005        119   0.855 - 0.884      103        0.43       0.60 - 1.30         6.48 - 7.28
                                          2004        135   0.803 - 0.824      109        0.13       0.60 - 1.30         2.42 - 3.13
                                          2003        123   0.784 - 0.799       97        0.24       0.60 - 1.30       11.57 - 25.04
                                          2002         97   0.632 - 0.639       61        0.05       0.60 - 1.30   (30.47) - (28.64)
  Van Kampen LIT Strategic Growth
    Subaccount (Class II)                 2006        764   0.771 - 0.802      605          --       0.60 - 1.30         1.31 - 2.04
                                          2005        652   0.761 - 0.786      506        0.01       0.60 - 1.30         6.28 - 6.94
                                          2004        610   0.716 - 0.735      444          --       0.60 - 1.30         5.45 - 6.21
                                          2003        629   0.679 - 0.692      433          --       0.60 - 1.30        5.54 - 26.28
                                          2002        446   0.542 - 0.548      243        0.03       0.60 - 1.30   (33.50) - (33.09)

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Variable Insurance Products Fund
  VIP Asset Manager SM Subaccount
    (Initial Class)                       2006      8,384   1.169 - 1.780   10,508         2.69      0.30 - 1.30         5.95 - 7.05
                                          2005     10,175   1.092 - 1.669   12,583         2.73      0.30 - 1.30         2.69 - 3.70
                                          2004     11,117   1.053 - 1.613   13,273         2.72      0.30 - 1.30         4.10 - 4.81
                                          2003      8,687   1.463 - 1.539   13,123         3.57      0.60 - 1.30       16.48 - 17.30
                                          2002      9,186   1.256 - 1.312   11,866         4.16      0.60 - 1.30     (9.90) - (9.27)
  VIP Contrafund(R) Subaccount
    (Service Class 2)                     2006     11,054   1.539 - 1.601   17,622         1.02      0.60 - 1.30       10.01 - 10.72
                                          2005      9,482   1.399 - 1.446   13,660         0.12      0.60 - 1.30       15.14 - 15.96
                                          2004      7,790   1.215 - 1.247    9,673         0.19      0.60 - 1.30       13.66 - 14.51
                                          2003      6,001   1.069 - 1.089    6,515         0.26      0.60 - 1.30       26.51 - 27.37
                                          2002      4,314   0.845 - 0.855    3,677         0.50      0.60 - 1.30    (10.77) - (8.23)
  VIP Dynamic Capital Appreciation
    Subaccount (Service Class 2)          2006        266   1.271 - 1.322      349         0.28      0.60 - 1.30       12.38 - 13.09
                                          2005        172   1.131 - 1.169      199           --      0.60 - 1.30       19.18 - 20.02
                                          2004        161   0.949 - 0.974      156           --      0.60 - 1.30       (0.11) - 0.62
                                          2003        188   0.950 - 0.968      181           --      0.60 - 1.30        2.58 - 24.26
                                          2002        141   0.770 - 0.779      110         0.28      0.60 - 1.30     (8.77) - (8.14)
  VIP Equity - Income Subaccount
    (Initial Class)                       2006     18,035   1.388 - 2.367   27,470         3.36      0.30 - 1.30       18.63 - 19.76
                                          2005     20,908   1.159 - 1.981   28,173         1.61      0.30 - 1.30         4.50 - 5.56
                                          2004     21,303   1.098 - 1.882   27,354         1.53      0.30 - 1.30        8.18 - 10.84
                                          2003     14,930   1.614 - 1.698   24,870         1.80      0.60 - 1.30       28.61 - 29.52
                                          2002     15,555   1.255 - 1.311   20,059         1.79      0.60 - 1.30   (17.97) - (17.44)
  VIP Growth Subaccount
    (Initial Class)                       2006     23,979   1.232 - 1.763   31,512         0.39      0.30 - 1.30         5.46 - 6.48
                                          2005     29,109   1.157 - 1.660   37,285         0.51      0.30 - 1.30         4.43 - 5.47
                                          2004     31,724   1.097 - 1.578   38,685         0.26      0.30 - 1.30         2.05 - 7.44
                                          2003     26,360   1.460 - 1.536   39,765         0.26      0.60 - 1.30       31.18 - 32.07
                                          2002     26,480   1.113 - 1.163   30,326         0.26      0.60 - 1.30   (31.04) - (30.53)
  VIP High Income Subaccount
    (Initial Class)                       2006      2,451   1.205 - 1.311    2,980         8.31      0.30 - 1.30        9.71 - 10.86
                                          2005      2,504   1.087 - 1.186    2,768        14.89      0.30 - 1.30         1.46 - 2.45
                                          2004      2,689   1.061 - 1.161    2,914         8.03      0.30 - 1.30         5.26 - 8.91
                                          2003      2,520   1.014 - 1.066    2,634         7.19      0.60 - 1.30       25.65 - 26.45
                                          2002      2,589   0.807 - 0.843    2,145        11.30      0.60 - 1.30         2.15 - 2.80
  VIP Mid Cap Subaccount
    (Service Class 2)                     2006      9,528   1.983 - 2.064   19,477         0.17      0.60 - 1.30       10.91 - 11.75
                                          2005      8,427   1.788 - 1.847   15,440           --      0.60 - 1.30       16.56 - 17.34
                                          2004      4,859   1.534 - 1.574    7,621           --      0.60 - 1.30       23.02 - 23.94
                                          2003      2,634   1.247 - 1.270    3,336         0.20      0.60 - 1.30       36.43 - 49.70
                                          2002      1,414   0.914 - 0.924    1,304         0.38      0.60 - 1.30    (11.18) - (8.31)

5. FINANCIAL HIGHLIGHTS -- (Concluded)

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Wells Fargo Variable Trust
  Wells Fargo VT Advantage
    Small/Mid Cap Value
    Subaccount                            2006     664      2.121 - 2.248   1,465           --       0.60 - 1.30       14.22 - 15.05
                                          2005     769      1.857 - 1.954   1,478         0.36       0.60 - 1.30       14.98 - 15.83
                                          2004     757      1.615 - 1.687   1,260           --       0.60 - 1.30       15.27 - 16.02
                                          2003     792      1.401 - 1.454   1,138         0.11       0.60 - 1.30       36.68 - 37.56
                                          2002     758      1.025 - 1.057     794         0.61       0.60 - 1.30   (24.19) - (23.57)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.

2 These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005

                                                Dreyfus Stock Index           AIM V.I. Core Equity        AIM V.I. Premier Equity
                                            Subaccount (Initial Shares)       Subaccount (Series I)         Subaccount (Series I)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    19,099,620     20,055,454             --             --        741,326        719,440
Accumulation units purchased and
  transferred from other funding options     2,243,111      2,340,710        745,448             --         37,639        139,652
Accumulation units redeemed and
  transferred to other funding options .    (4,055,323)    (3,296,544)       (80,905)            --       (778,965)      (117,766)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    17,287,408     19,099,620        664,543             --             --        741,326
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                              American Funds Global          American Funds Growth        American Funds Growth-
                                           Growth Subaccount (Class 2)       Subaccount (Class 2)       Income Subaccount (Class 2)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................       850,892        587,902      2,122,114      1,316,047      2,008,446        917,928
Accumulation units purchased and
  transferred from other funding options     1,438,445        337,505      4,311,746        965,354      1,770,662      1,200,723
Accumulation units redeemed and
  transferred to other funding options .      (245,865)       (74,515)      (710,728)      (159,287)      (358,697)      (110,205)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     2,043,472        850,892      5,723,132      2,122,114      3,420,411      2,008,446
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                        Credit Suisse Trust Emerging       Delaware VIP REIT
                                           Capital Appreciation Fund         Markets Subaccount        Subaccount (Standard Class)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    55,108,792     54,193,224        867,834        872,974      1,948,326      1,916,854
Accumulation units purchased and
  transferred from other funding options     2,161,835      8,611,696        581,052        449,606        191,005        780,975
Accumulation units redeemed and
  transferred to other funding options .   (57,270,627)    (7,696,128)      (454,190)      (454,746)    (2,139,331)      (749,503)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --     55,108,792        994,696        867,834             --      1,948,326
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                  Delaware VIP                                                  Dreyfus VIF
                                                 Small Cap Value           Dreyfus VIF Appreciation         Developing Leaders
                                           Subaccount (Standard Class)    Subaccount (InitialShares)    Subaccount (Initial Shares)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     3,642,566      3,428,356     13,702,956     15,846,505     10,026,210     10,537,620
Accumulation units purchased and
  transferred from other funding options     1,478,359      1,034,189      1,249,878      1,184,092      1,790,748      1,555,562
Accumulation units redeemed and
  transferred to other funding options .    (1,653,430)      (819,979)    (2,735,002)    (3,327,641)    (2,691,810)    (2,066,972)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     3,467,495      3,642,566     12,217,832     13,702,956      9,125,148     10,026,210
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                               FTVIPT Mutual                 FTVIPT Templeton             FTVIPT Templeton
                                             Shares Securities        Developing Markets Securities      Foreign Securities
                                           Subaccount (Class 2)           Subaccount (Class 2)          Subaccount (Class 2)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     1,822,406      1,196,487        429,632        121,655        942,962        412,244
Accumulation units purchased and
  transferred from other funding options       128,440        837,951        849,189        333,697      1,039,052        593,782
Accumulation units redeemed and
  transferred to other funding options .    (1,950,846)      (212,032)      (442,350)       (25,720)      (416,203)       (63,064)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --      1,822,406        836,471        429,632      1,565,811        942,962
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                FTVIPT Templeton               FTVIPT Templeton          FTVIPT Templeton Growth
                                            Global Asset Allocation           Growth Securities          Securities Subaccount -
                                             Subaccount (Class 1)           Subaccount (Class 2)             Class 1 Shares
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     7,345,911      7,121,351      1,571,932        128,954     18,177,636     17,958,903
Accumulation units purchased and
  transferred from other funding options     1,765,211      1,296,255        385,093      1,564,839        673,084      2,048,258
Accumulation units redeemed and
  transferred to other funding options .    (1,461,172)    (1,071,695)    (1,957,025)      (121,861)   (18,850,720)    (1,829,525)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     7,649,950      7,345,911             --      1,571,932             --     18,177,636
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                              High Yield Bond              Janus Aspen Balanced       Janus Aspen Mid Cap Growth
                                                 Subaccount             Subaccount (Service Shares)   Subaccount (Service Shares)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     3,871,135      4,258,291      4,017,630      3,898,640      1,266,405      1,272,964
Accumulation units purchased and
  transferred from other funding options       193,557        865,998        243,739        794,443        356,238        252,885
Accumulation units redeemed and
  transferred to other funding options .    (4,064,692)    (1,253,154)    (4,261,369)      (675,453)      (268,031)      (259,444)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --      3,871,135             --      4,017,630      1,354,612      1,266,405
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                          Janus Aspen Worldwide Growth         Lazard Retirement         LMPIS Dividend Strategy
                                           Subaccount (Service Shares)       Small Cap Subaccount               Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     2,186,224      2,181,156        252,694         68,467        350,853        352,209
Accumulation units purchased and
  transferred from other funding options       449,073        864,340        246,695        198,447        231,032         99,226
Accumulation units redeemed and
  transferred to other funding options .      (517,635)      (859,272)      (499,389)       (14,220)       (80,879)      (100,582)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     2,117,662      2,186,224             --        252,694        501,006        350,853
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                            LMPIS Premier Selections        LMPVPV Small Cap Growth           LMPVPI All Cap
                                            All Cap Growth Subaccount      Opportunities Subaccount        Subaccount (Class I)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................        94,490        110,895        716,870        630,413      6,216,621      6,589,322
Accumulation units purchased and
  transferred from other funding options        15,102         19,945        327,672        234,700        662,712        879,529
Accumulation units redeemed and
  transferred to other funding options .       (18,994)       (36,350)      (369,034)      (148,243)    (2,183,399)    (1,252,230)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................        90,598         94,490        675,508        716,870      4,695,934      6,216,621
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                              LMPVPI Investors           LMPVPI Small Cap Growth         LMPVPI Total Return
                                            Subaccount (Class I)           Subaccount (Class I)          Subaccount (Class I)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     2,163,986      2,314,367      1,326,780      1,364,904        536,447        557,113
Accumulation units purchased and
  transferred from other funding options       251,191        319,149        371,183        273,016         39,933         81,803
Accumulation units redeemed and
  transferred to other funding options .       528,320)      (469,530)      (424,953)      (311,140)       (46,604)      (102,469)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     1,886,857      2,163,986      1,273,010      1,326,780        529,776        536,447
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             LMPVPII Appreciation           LMPVPII Equity Index       LMPVPII Fundamental Value
                                                  Subaccount                Subaccount (Class II)              Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................       974,716      1,023,409     21,798,905     23,266,217      4,825,915      4,906,764
Accumulation units purchased and
  transferred from other funding options       256,438        217,296      4,956,376      3,346,913        443,069        753,603
Accumulation units redeemed and
  transferred to other funding options .      (159,474)      (265,989)    (6,222,161)    (4,814,225)    (2,259,786)      (834,452)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     1,071,680        974,716     20,533,120     21,798,905      3,009,198      4,825,915
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            LMPVPIII Adjustable Rate          LMPVPIII Aggressive          LMPVPIII High Income
                                                Income Subaccount              Growth Subaccount                Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................       103,204         20,413      8,251,745      8,369,986      1,172,372      1,336,325
Accumulation units purchased and
  transferred from other funding options        91,111        137,975      3,418,723      1,996,479        325,328        249,357
Accumulation units redeemed and
  transferred to other funding options .       (88,898)       (55,184)    (3,490,657)    (2,114,720)      (389,524)      (413,310)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................       105,417        103,204      8,179,811      8,251,745      1,108,176      1,172,372
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                             LMPVPIII International           LMPVPIII Large Cap            LMPVPIII Large Cap
                                            All Cap Growth Subaccount          Growth Subaccount             Value Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     4,993,671      5,177,486      4,312,869      4,538,720      5,989,324      6,273,962
Accumulation units purchased and
  transferred from other funding options     1,045,614        768,006        469,607        905,208        893,866        651,771
Accumulation units redeemed and
  transferred to other funding options .    (1,297,631)      (951,821)    (1,017,484)    (1,131,059)    (1,102,669)      (936,409)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     4,741,654      4,993,671      3,764,992      4,312,869      5,780,521      5,989,324
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                           LMPVPIII Money Market        LMPVPIII Social Awareness       Lord Abbett Growth and
                                                 Subaccount                  Stock Subaccount        Income Subaccount (Class VC)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     4,305,989      4,166,356      6,214,443      6,799,133        747,813        158,962
Accumulation units purchased and
  transferred from other funding options     3,101,659      3,147,808        590,320        818,546        493,645        668,085
Accumulation units redeemed and
  transferred to other funding options .    (2,659,037)    (3,008,175)    (1,141,915)    (1,403,236)      (186,408)       (79,234)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     4,748,611      4,305,989      5,662,848      6,214,443      1,055,050        747,813
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                           Lord Abbett Mid-Cap Value                                    MIST Batterymarch Mid-Cap
                                              Subaccount (Class VC)        Managed Assets Subaccount    Stock Subaccount (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................       432,571        186,520     20,579,702     23,038,551             --             --
Accumulation units purchased and
  transferred from other funding options       391,621        295,594        444,740      1,774,071      9,363,039             --
Accumulation units redeemed and
  transferred to other funding options .      (103,203)       (49,543)   (21,024,442)    (4,232,920)    (2,038,166)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................       720,989        432,571             --     20,579,702      7,324,873             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                           MIST BlackRock High Yield       MIST BlackRock Large-Cap       MIST Dreman Small-Cap
                                              Subaccount (Class A)         Core Subaccount (Class A)    Value Subaccount (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options       509,083             --      1,285,389             --        102,796             --
Accumulation units redeemed and
  transferred to other funding options .      (167,051)            --       (172,085)            --         (1,590)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................       342,032             --      1,113,304             --        101,206             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                 MIST Harris                     MIST Janus                 MIST Legg Mason
                                            Oakmark International           Capital Appreciation        Partners Managed Assets
                                             Subaccount (Class A)           Subaccount (Class A)          Subaccount (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options     3,024,977             --     59,607,078             --     21,329,037             --
Accumulation units redeemed and
  transferred to other funding options .      (719,885)            --    (13,228,616)            --     (3,481,587)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     2,305,092             --     46,378,462             --     17,847,450             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               MIST Lord Abbett               MIST Lord Abbett                MIST Met/AIM
                                                Bond Debenture               Growth and Income            Capital Appreciation
                                             Subaccount (Class A)           Subaccount (Class B)          Subaccount (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options       831,229             --      8,795,167             --      2,300,618             --
Accumulation units redeemed and
  transferred to other funding options .      (172,917)            --     (1,980,066)            --       (223,090)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................       658,312             --      6,815,101             --      2,077,528             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             MIST Met/AIM Small Cap            MIST MFS(R) Value        MIST Neuberger Berman Real
                                           Growth Subaccount (Class A)       Subaccount (Class A)       Estate Subaccount (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options        70,451             --      2,603,737             --      6,854,698             --
Accumulation units redeemed and
  transferred to other funding options .          (396)            --        (79,426)            --       (948,708)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................        70,055             --      2,524,311             --      5,905,990             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                              MIST Pioneer Fund             MIST Pioneer Mid-Cap         MIST Pioneer Strategic
                                             Subaccount (Class A)        Value Subaccount (Class A)    Income Subaccount (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options     2,591,945             --         25,859             --      2,922,940             --
Accumulation units redeemed and
  transferred to other funding options .      (340,860)            --        (13,951)            --       (523,348)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     2,251,085             --         11,908             --      2,399,592             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                              MIST Third Avenue              MetLife Investment            MetLife Investment
                                                Small Cap Value               Diversified Bond             International Stock
                                             Subaccount (Class B)           Subaccount (Class I)          Subaccount (Class I)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --     71,472,782     73,042,241     51,537,495     57,241,992
Accumulation units purchased and
  transferred from other funding options       486,987             --     12,488,242     12,715,566      8,536,937      7,499,789
Accumulation units redeemed and
  transferred to other funding options .        (3,568)            --    (19,611,380)   (14,276,832)   (17,440,156)   (13,203,036)
Annuity units ..........................            --             --         (7,591)        (8,193)        (1,130)        (1,250)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................       483,419             --     64,342,053     71,472,782     42,633,146     51,537,495
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                MetLife Investment             MetLife Investment              MSF BlackRock
                                                   Large Company              Small Company Stock            Aggressive Growth
                                            Stock Subaccount (Class I)        Subaccount (Class I)          Subaccount (Class D)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    91,759,501     97,504,800     39,637,850     42,854,178             --             --
Accumulation units purchased and
  transferred from other funding options    11,603,738     13,027,904      5,231,263      5,464,824      5,144,187             --
Accumulation units redeemed and
  transferred to other funding options .   (25,080,808)   (18,771,154)   (10,668,659)    (8,679,161)      (757,916)            --
Annuity units ..........................        (1,851)        (2,049)        (1,793)        (1,991)            --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    78,280,580     91,759,501     34,198,661     39,637,850      4,386,271             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                MSF BlackRock Bond            MSF BlackRock Money             MSF FI Large Cap
                                            Income Subaccount (Class A)    Market Subaccount (Class A)      Subaccount (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options     4,550,136             --     23,435,069             --     44,586,071             --
Accumulation units redeemed and
  transferred to other funding options .      (708,767)            --     (7,168,926)            --     (8,082,420)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     3,841,369             --     16,266,143             --     36,503,651             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                                MSF MetLife                   MSF MetLife
                                             MSF FI Value Leaders          Aggressive Allocation        Conservative Allocation
                                             Subaccount (Class D)           Subaccount (Class B)          Subaccount (Class B)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options    12,606,608             --        208,905             --        114,066             --
Accumulation units redeemed and
  transferred to other funding options .    (2,017,765)            --         (4,655)            --        (40,295)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    10,588,843             --        204,250             --         73,771             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                            MSF MetLife Conservative              MSF MetLife              MSF MetLife Moderate
                                             to Moderate Allocation          Moderate Allocation         to Aggressive Allocation
                                              Subaccount (Class B)           Subaccount (Class B)          Subaccount (Class B)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options       775,979             --      1,008,744             --      1,020,917             --
Accumulation units redeemed and
  transferred to other funding options .      (184,886)            --        (20,801)            --        (17,965)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................       591,093             --        987,943             --      1,002,952             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                           MSF MFS(R) Total Return        MSF Oppenheimer Global        MSF Oppenheimer Global
                                            Subaccount (Class F)        Equity Subaccount (Class A)  Equity Subaccount (Class B)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options    20,434,764             --     30,122,788             --      5,910,947             --
Accumulation units redeemed and
  transferred to other funding options .    (2,352,753)            --     (5,850,831)            --     (1,015,112)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    18,082,011             --     24,271,957             --      4,895,835             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               MSF Western Asset              MSF Western Asset
                                             Management High Yield        Management U.S. Government
                                            Bond Subaccount (Class A)        Subaccount (Class A)        Money Market Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --             --             --     11,652,296     10,754,621
Accumulation units purchased and
  transferred from other funding options     4,431,753             --      7,709,672             --      1,293,722      6,631,325
Accumulation units redeemed and
  transferred to other funding options .      (697,225)            --     (2,083,082)            --    (12,946,018)    (5,733,650)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     3,734,528             --      5,626,590             --             --     11,652,296
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                             PIMCO VIT Real Return         PIMCO VIT Total Return
                                            Oppenheimer Main Street/VA             Subaccount                    Subaccount
                                            Subaccount (Service Shares)      (Administrative Class)        (Administrative Class)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................        24,864          9,688         14,434             --      4,242,178      4,033,298
Accumulation units purchased and
  transferred from other funding options        13,492         16,448        236,138         14,434      1,812,951      1,164,155
Accumulation units redeemed and
  transferred to other funding options .       (38,356)        (1,272)       (12,529)            --     (1,372,451)      (955,275)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --         24,864        238,043         14,434      4,682,678      4,242,178
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                 Putnam VT                      Putnam VT                     Putnam VT
                                              Discovery Growth             International Equity            Small Cap Value
                                            Subaccount (Class IB)          Subaccount (Class IB)        Subaccount (Class IB)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................       133,841        142,168      2,121,598      2,037,367      2,873,026      2,899,006
Accumulation units purchased and
  transferred from other funding options        36,745         38,184        780,456        928,358        776,573        721,997
Accumulation units redeemed and
  transferred to other funding options .       (63,053)       (46,511)      (702,915)      (844,127)      (586,109)      (747,977)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................       107,533        133,841      2,199,139      2,121,598      3,063,490      2,873,026
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            Travelers AIM Capital          Travelers Convertible        Travelers Disciplined Mid
                                            Appreciation Subaccount         Securities Subaccount         Cap Stock Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     2,204,995      2,522,846        618,066        575,944      8,060,943      7,157,631
Accumulation units purchased and
  transferred from other funding options        95,630        370,023         38,311        197,322        831,185      2,367,833
Accumulation units redeemed and
  transferred to other funding options .    (2,300,625)      (687,874)      (656,377)      (155,200)    (8,892,128)    (1,464,521)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --      2,204,995             --        618,066             --      8,060,943
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            Travelers Equity Income        Travelers Federated High     Travelers Federated Stock
                                                   Subaccount                  Yield Subaccount                 Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    12,763,373     15,067,439        276,266        274,363      2,410,206      2,685,032
Accumulation units purchased and
  transferred from other funding options       468,366      1,619,154         30,808         40,583         76,352        301,892
Accumulation units redeemed and
  transferred to other funding options .   (13,231,739)    (3,923,220)      (307,074)       (38,680)    (2,486,558)      (576,718)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --     12,763,373             --        276,266             --      2,410,206
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            Travelers Large Cap          Travelers Mercury Large        Travelers MFS(R) Mid Cap
                                                 Subaccount                 Cap Core Subaccount            Growth Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    11,257,904     13,190,396      1,190,692      1,156,129      4,902,936      5,293,734
Accumulation units purchased and
  transferred from other funding options       351,425      1,190,770         91,585        239,345        204,773        876,027
Accumulation units redeemed and
  transferred to other funding options .   (11,609,329)    (3,123,262)    (1,282,277)      (204,782)    (5,107,709)    (1,266,825)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --     11,257,904             --      1,190,692             --      4,902,936
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                                                                          Travelers Mondrian
                                          Travelers MFS(R) Total Return     Travelers MFS(R) Value        International Stock
                                                  Subaccount                     Subaccount                    Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    16,091,129     14,252,020      1,920,868         78,956      2,253,949      2,240,405
Accumulation units purchased and
  transferred from other funding options       870,263      5,543,999         77,513      2,006,216        103,989        665,565
Accumulation units redeemed and
  transferred to other funding options .   (16,961,392)    (3,704,890)    (1,998,381)      (164,304)    (2,357,938)      (652,021)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --     16,091,129             --      1,920,868             --      2,253,949
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             Travelers Pioneer Fund       Travelers Pioneer Mid Cap    Travelers Pioneer Strategic
                                                   Subaccount                  Value Subaccount              Income Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     2,455,175      2,736,036          2,859             --      2,193,256      1,756,467
Accumulation units purchased and
  transferred from other funding options       103,172        387,085             --          5,000        229,289        820,971
Accumulation units redeemed and
  transferred to other funding options .    (2,558,347)      (667,946)        (2,859)        (2,141)    (2,422,545)      (384,182)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --      2,455,175             --          2,859             --      2,193,256
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            Travelers Quality Bond       Travelers Strategic Equity   Travelers Style Focus Series:
                                                  Subaccount                     Subaccount            Small Cap Growth Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     4,155,192      4,394,897     30,493,386     33,929,364            749             --
Accumulation units purchased and
  transferred from other funding options       243,220        637,598        670,188      2,491,501            773            749
Accumulation units redeemed and
  transferred to other funding options .    (4,398,412)      (877,303)   (31,163,574)    (5,927,479)        (1,522)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --      4,155,192             --     30,493,386             --            749
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                           Travelers Style Focus Series:  Travelers U.S. Government      Van Kampen LIT Comstock
                                            Small Cap Value Subaccount      Securities Subaccount         Subaccount (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --      7,302,518      7,259,275        448,021        306,842
Accumulation units purchased and
  transferred from other funding options           135             --        459,445      1,981,185        323,766        158,701
Accumulation units redeemed and
  transferred to other funding options .          (135)            --     (7,761,963)    (1,937,942)       (52,868)       (17,522)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --             --             --      7,302,518        718,919        448,021
                                           ===========    ===========    ===========    ===========    ===========    ===========

                  NOTES TO FINANCIAL STATEMENTS -- (Concluded)

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Concluded)

                                            Van Kampen LIT Enterprise     Van Kampen LIT Strategic        VIP Asset Manager SM
                                               Subaccount (Class II)    Growth Subaccount (Class II)   Subaccount (Initial Class)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................       119,103        134,649        651,600        610,085     10,175,025     11,117,113
Accumulation units purchased and
  transferred from other funding options        37,087         40,289        304,667        169,474        610,896        541,084
Accumulation units redeemed and
  transferred to other funding options .       (23,519)       (55,835)      (191,824)      (127,959)    (2,402,317)    (1,483,172)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................       132,671        119,103        764,443        651,600      8,383,604     10,175,025
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                                 VIP Dynamic
                                                 VIP Contrafund(R)           Capital Appreciation         VIP Equity - Income
                                           Subaccount (Service Class 2)  Subaccount (Service Class 2)  Subaccount (Initial Class)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     9,482,169      7,790,115        171,670        161,431     20,908,436     21,302,588
Accumulation units purchased and
  transferred from other funding options     3,790,219      3,658,218        157,497         83,704      1,894,990      2,281,448
Accumulation units redeemed and
  transferred to other funding options .    (2,217,938)    (1,966,164)       (63,526)       (73,465)    (4,768,299)    (2,675,600)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    11,054,450      9,482,169        265,641        171,670     18,035,127     20,908,436
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                    VIP Growth                VIP High Income                 VIP Mid Cap
                                            Subaccount (Initial Class)   Subaccount (Initial Class)   Subaccount (Service Class 2)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    29,108,981     31,723,517      2,504,492      2,689,306      8,426,888      4,859,203
Accumulation units purchased and
  transferred from other funding options     2,125,637      2,497,745        451,064        237,752      3,640,560      4,330,090
Accumulation units redeemed and
  transferred to other funding options .    (7,255,739)    (5,112,281)      (504,959)      (422,566)    (2,539,539)      (762,405)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    23,978,879     29,108,981      2,450,597      2,504,492      9,527,909      8,426,888
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             Wells Fargo VT Advantage
                                                Small/Mid Cap Value
                                                    Subaccount
                                           ----------------------------
                                               2006            2005
                                           ------------    ------------
Accumulation and annuity units
  beginning of year ....................        768,532         757,212
Accumulation units purchased and
  transferred from other funding options        146,251         158,187
Accumulation units redeemed and
  transferred to other funding options .       (250,994)       (146,867)
Annuity units ..........................             --              --
                                           ------------    ------------
Accumulation and annuity units
  end of year ..........................        663,789         768,532
                                           ============    ============

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut:

     We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As described in Notes 1 and 3 to the consolidated financials statements, on October 11, 2006, MetLife Connecticut entered into a Transfer Agreement with MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA.


/S/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
March 30, 2007

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)



                                                                   2006       2005
                                                                 --------   --------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $48,406 and $53,231,
     respectively).............................................  $ 47,846   $ 52,589
  Trading securities, at fair value (cost: $0 and $457,
     respectively).............................................        --        452
  Equity securities available-for-sale, at estimated fair value
     (cost: $777 and $424, respectively).......................       795        421
  Mortgage and consumer loans..................................     3,595      2,543
  Policy loans.................................................       918        916
  Real estate and real estate joint ventures held-for-
     investment................................................       173         91
  Real estate held-for-sale....................................         7          5
  Other limited partnership interests..........................     1,082      1,252
  Short-term investments.......................................       777      1,769
  Other invested assets........................................     1,241      1,057
                                                                 --------   --------
     Total investments.........................................    56,434     61,095
Cash and cash equivalents......................................       649        571
Accrued investment income......................................       597        602
Premiums and other receivables.................................     8,410      7,008
Deferred policy acquisition costs and value of business
  acquired.....................................................     5,111      4,914
Current income tax recoverable.................................        94         48
Deferred income tax assets.....................................     1,007      1,120
Goodwill.......................................................       953        924
Other assets...................................................       765        442
Separate account assets........................................    50,067     44,524
                                                                 --------   --------
     Total assets..............................................  $124,087   $121,248
                                                                 ========   ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Future policy benefits.......................................  $ 19,654   $ 18,344
  Policyholder account balances................................    35,099     37,840
  Other policyholder funds.....................................     1,513      1,293
  Long-term debt -- affiliated.................................       435        435
  Payables for collateral under securities loaned and other
     transactions..............................................     9,155      9,737
  Other liabilities............................................       749      1,642
  Separate account liabilities.................................    50,067     44,524
                                                                 --------   --------
     Total liabilities.........................................   116,672    113,815
                                                                 --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
Stockholders' Equity:
  Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and outstanding at
     December 31, 2006 and 2005................................        86         86
  Additional paid-in capital...................................     7,123      7,180
  Retained earnings............................................       520        581
  Accumulated other comprehensive income (loss)................      (314)      (414)
                                                                 --------   --------
     Total stockholders' equity................................     7,415      7,433
                                                                 --------   --------
     Total liabilities and stockholders' equity................  $124,087   $121,248
                                                                 ========   ========




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                              2006     2005    2004
                                                             ------   ------   ----


REVENUES
Premiums...................................................  $  308   $  281   $  9
Universal life and investment-type product policy fees.....   1,268      862    159
Net investment income......................................   2,839    1,438    207
Other revenues.............................................     212      132     26
Net investment gains (losses)..............................    (521)    (198)    (9)
                                                             ------   ------   ----
  Total revenues...........................................   4,106    2,515    392
                                                             ------   ------   ----
EXPENSES
Policyholder benefits and claims...........................     792      570     18
Interest credited to policyholder account balances.........   1,316      720    153
Other expenses.............................................   1,173      678    179
                                                             ------   ------   ----
  Total expenses...........................................   3,281    1,968    350
                                                             ------   ------   ----
Income before provision for income tax.....................     825      547     42
Provision for income tax...................................     228      156     17
                                                             ------   ------   ----
Income before cumulative effect of a change in accounting,
  net of income tax........................................     597      391     25
Cumulative effect of a change in accounting, net of income
  tax......................................................      --       --      2
                                                             ------   ------   ----
Net income.................................................  $  597   $  391   $ 27
                                                             ======   ======   ====




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                               ACCUMULATED OTHER
                                                                          COMPREHENSIVE INCOME (LOSS)
                                                                          ---------------------------
                                                                                NET         FOREIGN
                                                    ADDITIONAL              UNREALIZED      CURRENCY
                                            COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)   ADJUSTMENT   TOTAL
                                            ------  ----------  --------  --------------  -----------  ------


BALANCE AT JANUARY 1, 2004 (NOTE 3).......    $11     $  171      $ 163        $  32          $--      $  377
Capital contribution from MetLife
  Investors Group, Inc. ..................               300                                              300
Comprehensive income (loss):
  Net income..............................                           27                                    27
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (2)                      (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                 (2)
                                                                                                       ------
  Comprehensive income (loss).............                                                                 25
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2004..............     11        471        190           30           --         702
MetLife Insurance Company of Connecticut's
  common stock purchased by MetLife, Inc.
  (Notes 2 and 3).........................     75      6,709                                            6,784
Comprehensive income (loss):
  Net income..............................                          391                                   391
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (1)                      (1)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      (445)                    (445)
     Foreign currency translation
       adjustments........................                                                      2           2
                                                                                                       ------
     Other comprehensive income (loss)....                                                               (444)
                                                                                                       ------
  Comprehensive income (loss).............                                                                (53)
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2005..............     86      7,180        581         (416)           2       7,433
Revisions of purchase price pushed down to
  MetLife Insurance Company of
  Connecticut's net assets acquired (Note
  2)......................................                40                                               40
Dividend paid to MetLife, Inc. ...........              (259)      (658)                                 (917)
Capital contribution of intangible assets
  from MetLife,  Inc., net of income tax
  (Notes 8 and 14)........................               162                                              162
Comprehensive income (loss):
  Net income..............................                          597                                   597
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (5)                      (5)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                       107                      107
     Foreign currency translation
       adjustments, net of  income tax....                                                     (2)         (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                100
                                                                                                       ------
  Comprehensive income (loss).............                                                                697
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2006..............    $86     $7,123      $ 520        $(314)         $--      $7,415
                                              ===     ======      =====        =====          ===      ======




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                   2006       2005       2004
                                                                 --------   --------   -------


CASH FLOWS FROM OPERATING ACTIVITIES
Net Income....................................................   $    597   $    391   $    27
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses...................          6          4        --
     Amortization of premiums and accretion of discounts
       associated with investments, net.......................         74        112        21
     (Gains) losses from sales of investments and businesses,
       net....................................................        521        198         9
     Equity earnings of real estate joint ventures and other
       limited partnership interests..........................        (83)       (19)       --
     Interest credited to policyholder account balances.......      1,316        720       153
     Universal life and investment-type product policy fees...     (1,268)      (862)     (159)
     Change in accrued investment income......................          2        (68)       --
     Change in premiums and other receivables.................       (509)      (415)   (1,108)
     Change in deferred policy acquisition costs, net.........       (234)      (211)     (165)
     Change in insurance-related liabilities..................        234        812        17
     Change in trading securities.............................        (43)       103        --
     Change in income tax payable.............................        156        298        --
     Change in income tax recoverable.........................         --         --       (29)
     Change in other assets...................................        586        574       140
     Change in other liabilities..............................       (351)      (876)     (106)
     Other, net...............................................         --          2        --
                                                                 --------   --------   -------
Net cash provided by (used in) operating activities...........      1,004        763    (1,200)
                                                                 --------   --------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities................................     27,706     24,008     1,521
     Equity securities........................................        218        221         2
     Mortgage and consumer loans..............................      1,034        748        72
     Real estate and real estate joint ventures...............        126         65        --
     Other limited partnership interests......................        762        173        --
  Purchases of:
     Fixed maturity securities................................    (23,840)   (32,850)   (1,482)
     Equity securities........................................       (109)        --        --
     Mortgage and consumer loans..............................     (2,092)      (500)      (42)
     Real estate and real estate joint ventures...............        (56)       (13)       --
     Other limited partnership interests......................       (343)      (330)       --
  Net change in policy loans..................................         (2)         3        --
  Net change in short-term investments........................        991        599         7
  Net change in other invested assets.........................       (316)       233         1
  Other, net..................................................          1          3        --
                                                                 --------   --------   -------
Net cash provided by (used in) investing activities...........      4,080     (7,640)       79
                                                                 --------   --------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.................................................      8,185     11,230     4,541
     Withdrawals..............................................    (11,637)   (12,369)   (3,898)
  Net change in payables for collateral under securities
     loaned and other transactions............................       (582)     7,675       122
  Long-term debt issued.......................................         --        400        --
  Dividends on common stock...................................       (917)        --        --
  Capital contribution from MetLife Investors Group, Inc. ....         --         --       300
  Contribution of MetLife Insurance Company of Connecticut
     from MetLife, Inc., net of cash received  of $0, $443 and
     $0, respectively.........................................         --        443        --
  Other, net..................................................        (55)       (75)       --
                                                                 --------   --------   -------
Net cash (used in) provided by financing activities...........     (5,006)     7,304     1,065
                                                                 --------   --------   -------
Change in cash and cash equivalents...........................         78        427       (56)
Cash and cash equivalents, beginning of year..................        571        144       200
                                                                 --------   --------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR........................   $    649   $    571   $   144
                                                                 ========   ========   =======

Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest.................................................   $     31   $     18   $     2
                                                                 ========   ========   =======
     Income tax...............................................   $     81   $     87   $    (2)
                                                                 ========   ========   =======
  Non-cash transactions during the year:
     Net assets of MetLife Insurance Company of Connecticut
       acquired by MetLife, Inc. and contributed to MLI-USA
       net of cash received of $443 million...................   $     --   $  6,341   $    --
                                                                 ========   ========   =======
     Contribution of other intangible assets, net of deferred
       income tax.............................................   $    162   $     --   $   --
                                                                 ========   ========   =======
     Contribution of goodwill from MetLife, Inc. .............   $     29   $     --   $    --
                                                                 ========   ========   =======




--------
See Note 2 for further discussion of the net assets of MetLife Insurance Company of Connecticut acquired by MetLife, Inc. and contributed to MLI-USA.
See Note 19 for non-cash reinsurance transactions.

          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC", formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 for further information on the Acquisition.

     On October 11, 2006, MetLife transferred MLI-USA to MetLife Connecticut. See Note 3.

     On February 14, 2006, a Certificate of Amendment was filed with the State of Connecticut Office of the Secretary of the State changing the name of The Travelers Insurance Company to MetLife Insurance Company of Connecticut, effective May 1, 2006.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) MLI-USA and effective July 1, 2005, MetLife Connecticut and its subsidiaries (See Notes 2 and 3); (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $43 million and $180 million at December 31, 2006 and 2005, respectively. At December 31, 2005, the Company was the majority owner of Tribeca Citigroup Investments Ltd. ("Tribeca") and consolidated the fund within its consolidated financial statements. During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated. See Note 4 for further information.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:



(i) the fair value of investments in the absence of quoted market values;
(ii)     investment impairments;
(iii)    the recognition of income on certain investments;
(iv) the application of the consolidation rules to certain investments;
(v)      the fair value of and accounting for derivatives;
(vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");
(vii)    the measurement of goodwill and related impairment, if any;
(viii)   the liability for future policyholder benefits;
(ix) accounting for income taxes and the valuation of deferred income tax assets;
(x)      accounting for reinsurance transactions; and
(xi)     the liability for litigation and regulatory matters.


     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 4);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income. Beginning in the second quarter of 2006, the Company no longer holds a trading securities portfolio. (See also Note
     4)

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments, it follows an impairment analysis which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended, changes in the fair value of the derivative are reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation, and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $52 million and $2 million at December 31, 2006 and 2005, respectively. Accumulated amortization was $3 million at December 31, 2006 and the computer software was fully amortized at December 31, 2005. Related amortization expense was $3 million and $1 million for the years ended December 31, 2006 and 2005, respectively. There was no amortization expense for the year ended December 31, 2004.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple and a discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for future policy benefit liabilities on non-participating traditional life insurance range from 4% to 7%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 4%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities is 4%.

     Liabilities for unpaid claims and claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company issues both GMWBs and GMABs directly and assumes risk relating to GMWBs and GMABs issued by an affiliate through a financing agreement. Some of the risks associated with GMWBs and GMABs directly written and assumed were transferred to a different affiliate through another financing agreement and included in premiums and other receivables.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 12%, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments. Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums related to workers' compensation contracts are recognized as revenue on a pro rata basis over the applicable contract term.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"). Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Prior to the transfer of MLI-USA to MetLife Connecticut, MLI-USA joined MetLife's includable affiliates in filing a federal income tax return. MLI-USA joined MetLife Connecticut's includable affiliates as of October 11, 2006.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     For U.S. federal income tax purposes, an election in 2005 under Internal Revenue Code Section 338 was made by the Company's parent, MetLife. As a result of this election, the tax basis in the acquired assets and liabilities was adjusted as of the Acquisition Date and the related deferred income tax asset established for the taxable difference from the book basis.

     The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:



    (i) future taxable income exclusive of reversing temporary differences and carryforwards;
    (ii)    future reversals of existing taxable temporary differences;
    (iii)   taxable income in prior carryback years; and
    (iv)    tax planning strategies.


     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities or when estimates used in determining valuation allowances on deferred income tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by Metropolitan Life Insurance Company ("Metropolitan Life"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from Metropolitan Life.

  Foreign Currency

     Balance sheet accounts are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:



      (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
      (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.


     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other Pronouncements

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $2 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability, under certain variable annuity and life contracts and income tax. The application of SOP 03-1 increased the Company's 2004 net income by $3 million, including the cumulative effect of the adoption.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of less than $1 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007, related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of between $75 million and $95 million, net of income tax, which will be recorded as a reduction

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by approximately $5 million to $15 million, net of income tax.

2. ACQUISITION OF METLIFE INSURANCE COMPANY OF CONNECTICUT BY METLIFE, INC. FROM CITIGROUP INC.

     On the Acquisition Date, MetLife Connecticut became a subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries, were acquired by MetLife from Citigroup for $12.1 billion. Prior to the Acquisition, MetLife Connecticut was a subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from MetLife Connecticut to CIHC on June 30, 2005 in contemplation of the Acquisition. The total consideration paid by MetLife for the purchase consisted of $11.0 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of $1.0 billion to Citigroup and $100 million in other transaction costs.

     In accordance with FASB SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition was accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of MetLife Connecticut be identified and measured at their fair value as of the acquisition date.

     Final Purchase Price Allocation and Goodwill

     The purchase price paid by MetLife has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below.

     Based upon MetLife's method of allocating the purchase price to the entities acquired, the purchase price attributed to MetLife Connecticut increased by $40 million. The increase in purchase price was a result of additional consideration paid in 2006 by MetLife to Citigroup of $115 million and an increase in transaction costs of $3 million, offset by a $4 million reduction in restructuring costs for a total purchase price increase of $114 million.

     The allocation of purchase price was updated as a result of the additional purchase price attributed to MetLife Connecticut of $40 million, an increase of $15 million in the value of the future policy benefit liabilities and other policyholder funds resulting from the finalization of the evaluation of the Travelers underwriting criteria, an increase in securities of $24 million resulting from the finalization of the determination of the fair value of such securities, an increase in other liabilities of $2 million due to the receipt of additional information, all resulting in a net impact of the aforementioned adjustments increasing deferred income tax assets by $4 million. Goodwill increased by $29 million as a consequence of such revisions to the purchase price and the purchase price allocation.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                     AS OF JULY 1, 2005
                                                                     -------------------
                                                                        (IN MILLIONS)


TOTAL PURCHASE PRICE PAID BY METLIFE......................                 $12,084
  Purchase price attributed to other affiliates...........                   5,260
                                                                           -------
  Purchase price attributed to MetLife Connecticut........                   6,824
NET ASSETS OF METLIFE CONNECTICUT ACQUIRED PRIOR TO
  PURCHASE ACCOUNTING ADJUSTMENTS.........................  $8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturity securities available-for-sale............      (2)
  Mortgage loans on real estate...........................      72
  Real estate and real estate joint ventures held-for-
     investment...........................................      39
  Other limited partnership interests.....................      48
  Other invested assets...................................     (36)
  Premiums and other receivables..........................   1,001
  Elimination of historical deferred policy acquisition
     costs................................................  (3,052)
  Value of business acquired..............................   3,490
  Value of distribution agreements and customer
     relationships acquired...............................      73
  Net deferred income tax asset...........................   1,751
  Elimination of historical goodwill......................    (196)
  Other assets............................................     (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits..................................  (3,766)
  Policyholder account balances...........................  (1,870)
  Other liabilities.......................................     191
                                                            ------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED.................................................                   5,939
                                                                           -------
GOODWILL RESULTING FROM THE ACQUISITION ATTRIBUTED TO
  METLIFE CONNECTICUT.....................................                 $   885
                                                                           =======



     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


Institutional....................................................         $312
Individual.......................................................          163
Corporate & Other................................................          410
                                                                          ----
  TOTAL..........................................................         $885
                                                                          ====



     The entire amount of goodwill is expected to be deductible for income tax purposes.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

CONDENSED STATEMENT OF NET ASSETS ACQUIRED

     The condensed statement of net assets acquired reflects the fair value of MetLife Connecticut's net assets as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


ASSETS
  Fixed maturity securities available-for-sale...................        $41,210
  Trading securities.............................................            555
  Equity securities available-for-sale...........................            641
  Mortgage loans on real estate..................................          2,363
  Policy loans...................................................            884
  Real estate and real estate joint ventures held-for-
     investment..................................................            126
  Other limited partnership interests............................          1,120
  Short-term investments.........................................          2,225
  Other invested assets..........................................          1,205
                                                                         -------
     Total investments...........................................         50,329
  Cash and cash equivalents......................................            443
  Accrued investment income......................................            494
  Premiums and other receivables.................................          4,688
  Value of business acquired.....................................          3,490
  Goodwill.......................................................            885
  Other intangible assets........................................             73
  Deferred income tax asset......................................          1,178
  Other assets...................................................            730
  Separate account assets........................................         30,427
                                                                         -------
     Total assets acquired.......................................         92,737
                                                                         -------

LIABILITIES:
  Future policy benefits.........................................         17,565
  Policyholder account balances..................................         34,251
  Other policyholder funds.......................................            115
  Current income tax.............................................             36
  Other liabilities..............................................          3,519
  Separate account liabilities...................................         30,427
                                                                         -------
     Total liabilities assumed...................................         85,913
                                                                         -------
     Net assets acquired.........................................        $ 6,824
                                                                         =======



  Other Intangible Assets

     VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of MetLife Connecticut's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience. See Notes 8 and 14 for additional information on the value of distribution agreements ("VODA") acquired from Citigroup.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair values of business acquired, distribution agreements and customer relationships acquired are as follows:


                                                                             WEIGHTED AVERAGE
                                                      AS OF JULY 1, 2005   AMORTIZATION PERIOD
                                                      ------------------   -------------------
                                                         (IN MILLIONS)          (IN YEARS)


Value of business acquired..........................        $3,490                  16
Value of distribution agreements and customer
  relationships acquired............................            73                  16
                                                            ------
  Total value of intangible assets acquired,
     excluding goodwill.............................        $3,563                  16
                                                            ======



3.  CONTRIBUTION OF METLIFE CONNECTICUT FROM METLIFE, INC.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     In connection with the Transfer Agreement on October 11, 2006, MLIG transferred to MetLife Connecticut certain assets and liabilities, including goodwill, VOBA and deferred income tax liabilities, which remain outstanding from MetLife's acquisition of MLIG on October 30, 1997. The assets and liabilities have been included in the financial data of the Company for all periods presented.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, all financial data included in these financial statements periods prior to July 1, 2005 is that of MLI-USA. For periods subsequent to July 1, 2005, MetLife Connecticut has been combined with MLI-USA in a manner similar to a pooling of interests. Information

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


regarding the consolidated statements of income of the Company for the years ended December 31, 2006 and 2005 is as follows:


                                                                                              UNAUDITED
                                                                                         ------------------
                                                                                         THREE MONTHS ENDED      YEAR ENDED
                                                    UNAUDITED                             DECEMBER 31, 2006  DECEMBER 31, 2006
                         --------------------------------------------------------------  ------------------  -----------------
                                      NINE MONTHS ENDED SEPTEMBER 30, 2006
                         --------------------------------------------------------------
                                                   ASSETS AND LIABILITIES
                                                         OUTSTANDING
                                                       FROM METLIFE'S
                                                         ACQUISITION       CONSOLIDATED
                         MICC HISTORICAL  MLI-USA          OF MLIG            COMPANY             CONSOLIDATED COMPANY
                         ---------------  -------  ----------------------  ------------  -------------------------------------
                                                            (IN MILLIONS)


Total revenues.........       $2,509        $623             $--              $3,132            $974               $4,106
Total expenses.........       $1,905        $486             $--              $2,391            $890               $3,281
                              ------        ----             ---              ------            ----               ------
Income before provision
  for income tax.......          604         137              --                 741            $ 84                  825
Provision for income
  tax..................          177          35              --                 212            $ 16                  228
                              ------        ----             ---              ------            ----               ------
Net income.............       $  427        $102             $--              $  529            $ 68               $  597
                              ======        ====             ===              ======            ====               ======






                                                                   YEAR ENDED DECEMBER 31, 2005
                                                         -----------------------------------------------
                                                                   ASSETS AND LIABILITIES
                                      SIX MONTHS ENDED                   OUTSTANDING
                                     DECEMBER 31, 2005                 FROM METLIFE'S
                                     -----------------                   ACQUISITION        CONSOLIDATED
                                      MICC HISTORICAL    MLI-USA           OF MLIG             COMPANY
                                     -----------------   -------   ----------------------   ------------
                                                                (IN MILLIONS)


Total revenues.....................        $1,749          $766              $--               $2,515
Total expenses.....................        $1,410          $561              $(3)              $1,968
                                           ------          ----              ---               ------
Income before provision for income
  tax..............................           339           205                3                  547
Provision for income tax...........            98            57                1                  156
                                           ------          ----              ---               ------
Net income.........................        $  241          $148              $ 2               $  391
                                           ======          ====              ===               ======




     The par value of the common stock presented in the statement of stockholders' equity for periods prior to the Acquisition Date has been adjusted to reflect the par value of the MetLife Connecticut shares issued to MLIG in exchange for MLI-USA's common stock. Information regarding the adjustments to stockholders' equity is as follows:


                                                                                     ACCUMULATED
                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                                       INCOME
                                                                                  ----------------
                                                          ADDITIONAL               NET UNREALIZED
                                             COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                              STOCK         CAPITAL    EARNINGS       (LOSSES)       TOTAL
                                             ------       ----------   --------   ----------------   -----


Balance of MLI-USA's equity at January 1,
  2004                                         $ 2           $ 98        $163            $39          $302
Issuance of MetLife Connecticut's common
  stock to MLIG                                 11  (1)       (11)         --             --            --
Elimination of MLI-USA's common stock           (2) (2)         2          --             --            --
Assets and liabilities outstanding from
  MetLife's acquisition of MLIG                 --             82          --             (7)           75
                                               ---           ----        ----            ---          ----
Balance of MICC's equity at January 1, 2004    $11           $171        $163            $32          $377
                                               ===           ====        ====            ===          ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Represents the issuance of 4,595,317 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife Connecticut to MLIG in exchange for all the outstanding common stock of MLI-USA, for a total adjustment of $11 million.

   (2) Represents the elimination of MLI-USA's common stock of $2 million.

The par value of the MetLife Connecticut common stock purchased by MetLife has been adjusted to reflect the return of the MetLife Connecticut common stock by MetLife in connection with the transfer of MetLife Connecticut to MLI-USA as follows:


                                                                                    ACCUMULATED
                                                                                       OTHER
                                                                                   COMPREHENSIVE
                                                                                      INCOME
                                                                                 ----------------
                                                         ADDITIONAL               NET UNREALIZED
                                            COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                             STOCK         CAPITAL    EARNINGS       (LOSSES)        TOTAL
                                            ------       ----------   --------   ----------------   ------


MetLife Connecticut's common stock
  purchased by MetLife in the Acquisition
  on July 1, 2005                            $100          $6,684        $--            $--         $6,784
Return of MetLife Connecticut's common
  stock from MetLife                          (25) (1)         25         --             --             --
                                             ----          ------        ---            ---         ------
MetLife Connecticut's common stock
  purchased by MetLife on July 1, 2005, as
  adjusted                                   $ 75          $6,709        $--            $--         $6,784
                                             ====          ======        ===            ===         ======



--------

   (1) Represents the return of 10,000,000 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife to MetLife Connecticut in anticipation of the acquisition of MLI-USA by MetLife Connecticut, for a total adjustment of $25 million.

     The following unaudited pro forma condensed consolidated financial information presents the results of operations for the Company assuming the MetLife Connecticut acquisition had been effected as of January 1, 2005. This unaudited pro forma information does not necessarily represent what the Company's actual results of operations would have been if the acquisition had occurred as of the date indicated or what such results would be for any future periods.


                                                                                  UNAUDITED
                                                                    ------------------------------------
                                                    YEAR ENDED      SIX MONTHS ENDED       YEAR ENDED
                                                DECEMBER 31, 2005     JUNE 30, 2005    DECEMBER 31, 2005
                                                -----------------   ----------------   -----------------
                                                   CONSOLIDATED         PRO FORMA          PRO FORMA
                                                                          MICC
                                                     COMPANY           HISTORICAL             MICC
                                                -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)



Total revenues                                        $2,515             $2,324              $4,839
Total expenses                                        $1,968             $1,523              $3,491
                                                      ------             ------              ------
Income before provision for income tax                   547                801               1,348
Provision for income tax                                 156                226                 382
                                                      ------             ------              ------
Net income                                            $  391             $  575              $  966
                                                      ======             ======              ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                              DECEMBER 31, 2006
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $17,331    $101     $424     $17,008     35.5%
Residential mortgage-backed securities.......    11,951      40       78      11,913     24.9
Foreign corporate securities.................     5,563      64      128       5,499     11.5
U.S. Treasury/agency securities..............     5,455       7      126       5,336     11.2
Commercial mortgage-backed securities........     3,353      19       47       3,325      6.9
Asset-backed securities......................     3,158      14       10       3,162      6.6
State and political subdivision securities...     1,062       6       38       1,030      2.2
Foreign government securities................       533      45        5         573      1.2
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $48,406    $296     $856     $47,846    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   671    $ 22     $  9     $   684     86.0%
Common stock.................................       106       6        1         111     14.0
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   777    $ 28     $ 10     $   795    100.0%
                                                =======    ====     ====     =======    =====






                                                              DECEMBER 31, 2005
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $18,416    $ 96     $415     $18,097     34.3%
Residential mortgage-backed securities.......    12,398      17      131      12,284     23.4
Foreign corporate securities.................     5,733      50      143       5,640     10.7
U.S. Treasury/agency securities..............     6,448      24       61       6,411     12.2
Commercial mortgage-backed securities........     5,157      12       82       5,087      9.7
Asset-backed securities......................     3,899      10       16       3,893      7.4
State and political subdivision securities...       633      --       25         608      1.2
Foreign government securities................       547      25        3         569      1.1
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $53,231    $234     $876     $52,589    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   327    $  1     $  5     $   323     76.7%
Common stock.................................        97       4        3          98     23.3
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   424    $  5     $  8     $   421    100.0%
                                                =======    ====     ====     =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $472 million and $275 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3.2 billion and $3.3 billion at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain (loss) of $51 million and ($33) million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $6 million and $3 million at December 31, 2006 and 2005, respectively. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $1 million and ($5) million at December 31, 2006 and 2005, respectively.

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                                  DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                                   COST     FAIR VALUE      COST     FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)


Due in one year or less.......................   $ 1,620      $ 1,616     $ 1,411      $ 1,405
Due after one year through five years.........     9,843        9,733      10,594       10,490
Due after five years through ten years........     7,331        7,226       9,556        9,382
Due after ten years...........................    11,150       10,871      10,216       10,048
                                                 -------      -------     -------      -------
  Subtotal....................................    29,944       29,446      31,777       31,325
Mortgage-backed and asset-backed securities...    18,462       18,400      21,454       21,264
                                                 -------      -------     -------      -------
  Total fixed maturity securities.............   $48,406      $47,846     $53,231      $52,589
                                                 =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                           YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------
                                                      2006            2005           2004
                                                  ------------   --------------   ---------
                                                                (IN MILLIONS)


Proceeds........................................  $     23,901   $       22,241   $     473
Gross investment gains..........................       $    73          $    48        $  6
Gross investment losses.........................       $  (519)         $  (347)       $(10)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                                 DECEMBER 31, 2006
                                      ----------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS       THAN 12 MONTHS               TOTAL
                                      ----------------------  ----------------------  ----------------------
                                                     GROSS                   GROSS                   GROSS
                                       ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED
                                      FAIR VALUE     LOSS     FAIR VALUE     LOSS     FAIR VALUE     LOSS
                                      ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities...........    $ 4,895      $104       $ 7,543      $320       $12,438      $424
Residential mortgage-backed
  securities........................      4,113        20         3,381        58         7,494        78
Foreign corporate securities........      1,381        29         2,547        99         3,928       128
U.S. Treasury/agency securities.....      2,995        48         1,005        78         4,000       126
Commercial mortgage-backed
  securities........................        852         6         1,394        41         2,246        47
Asset-backed securities.............        965         3           327         7         1,292        10
State and political subdivision
  securities........................         29         2           414        36           443        38
Foreign government securities.......         51         1            92         4           143         5
                                        -------      ----       -------      ----       -------      ----
Total fixed maturity securities.....    $15,281      $213       $16,703      $643       $31,984      $856
                                        =======      ====       =======      ====       =======      ====
Equity securities...................    $   149      $  3       $   188      $  7       $   337      $ 10
                                        =======      ====       =======      ====       =======      ====
Total number of securities in an
  unrealized loss position..........      1,955                   2,318                   4,273
                                        =======                 =======                 =======






                                                              DECEMBER 31, 2005
                                    ---------------------------------------------------------------------
                                                                 EQUAL TO OR
                                         LESS THAN 12              GREATER
                                            MONTHS              THAN 12 MONTHS              TOTAL
                                    ----------------------  ----------------------  ---------------------
                                    ESTIMATED    GROSS      ESTIMATED    GROSS      ESTIMATED     GROSS
                                      FAIR     UNREALIZED     FAIR     UNREALIZED     FAIR      UNREALIZED
                                     VALUE        LOSS        VALUE       LOSS        VALUE        LOSS
                                     ------      ------      ------      ------      ------     ---------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.........  $14,412      $413        $ 40         $ 2       $14,452        $415

Residential mortgage-backed
  securities......................    9,142       129          61           2         9,203         131
Foreign corporate securities......    4,409       142          23           1         4,432         143
U.S. Treasury/agency securities...    4,171        61          --          --         4,171          61
Commercial mortgage-backed
  securities......................    4,040        82           5          --         4,045          82
Asset-backed securities...........    1,890        16          11          --         1,901          16
State and political subdivision
  securities......................      550        25          --          --           550          25
Foreign government securities.....      155         3           2          --           157           3
                                    -------      ----        ----         ---       -------        ----
Total fixed maturity securities...  $38,769      $871        $142         $ 5       $38,911        $876

                                    =======      ====        ====         ===       =======        ====
Equity securities.................  $   214      $  8        $ --         $--       $   214        $  8
                                    =======      ====        ====         ===       =======        ====
Total number of securities in an
  unrealized loss position........    5,061                    47                     5,108
                                    =======                  ====                   =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                     DECEMBER 31, 2006
                                     ---------------------------------------------------
                                                          GROSS
                                         COST OR       UNREALIZED        NUMBER OF
                                      AMORTIZED COST     LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $12,922     $ 9    $150     $ 4    1,537      15
Six months or greater but less than
  nine months......................      568      --       6      --       78       1
Nine months or greater but less
  than twelve months...............    2,134      14      52       4      323       1
Twelve months or greater...........   17,540      --     650      --    2,318      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $33,164     $23    $858     $ 8    4,256      17
                                     =======     ===    ====     ===    =====      ==






                                                      DECEMBER 31, 2005
                                     ---------------------------------------------------
                                         COST OR            GROSS
                                        AMORITIZED       UNREALIZED        NUMBER OF
                                           COST            LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $39,461     $81    $844     $30    4,960      50
Six months or greater but less than
  nine months......................      204      --       2      --       16      --
Nine months or greater but less
  than twelve months...............      116      --       3      --       35      --
Twelve months or greater...........      147      --       5      --       47      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $39,928     $81    $854     $30    5,058      50
                                     =======     ===    ====     ===    =====      ==



     At December 31, 2006, $858 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 3% of the cost or amortized cost of such securities. At December 31, 2005, $854 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $8 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 35% of the cost or amortized cost of such securities. Of such unrealized losses of $8 million, $4 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $30 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 37% of the cost or amortized cost of such securities. Of such unrealized losses of $30 million, all related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held two fixed maturity securities and equity securities each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 3%, or $25 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006 and 2005, the Company had $866 million and $884 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----


SECTOR:
  U.S. corporate securities........................................    49%    47%
  Residential mortgage-backed securities...........................     9     15
  Foreign corporate securities.....................................    15     16
  U.S. Treasury/agency securities..................................    15      7
  Commercial mortgage-backed securities............................     5      9
  Other............................................................     7      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Industrial.......................................................    26%    25%
  Finance..........................................................    18     17
  Government.......................................................    15      7
  Mortgage-backed..................................................    14     24
  Utility..........................................................    10      6
  Other............................................................    17     21
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8.8 billion and $9.4 billion and an estimated fair value of $8.6 billion and $9.3 billion were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8.9 billion and $9.6 billion at December 31, 2006 and 2005, respectively. Security collateral of $83 million and $174 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 and 2005, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $25 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Commercial mortgage loans...........................  $2,095      58%    $1,173      46%
Agricultural mortgage loans.........................   1,460      41      1,300      51
Consumer loans......................................      46       1         79       3
                                                      ------     ---     ------     ---
  Subtotal..........................................   3,601     100%     2,552     100%
                                                                 ===                ===
Less: Valuation allowances..........................       6                  9
                                                      ------             ------
Mortgage and consumer loans.........................  $3,595             $2,543
                                                      ======             ======



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2006, 27%, 8% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $ 9       $ 1       $ 1
Additions...................................................     3         8        --
Deductions..................................................    (6)       --        --
                                                               ---       ---       ---
Balance at December 31,.....................................   $ 6       $ 9       $ 1
                                                               ===       ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consists of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Impaired loans with valuation allowances..................        $--              $ 2
Impaired loans without valuation allowances...............          8               14
                                                                  ---              ---
  Subtotal................................................          8               16
Less: Valuation allowances on impaired loans..............         --                1
                                                                  ---              ---
  Impaired loans..........................................        $ 8              $15
                                                                  ===              ===



     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing had an amortized cost of $6 million and $13 million at December 31, 2006 and 2005, respectively. There were no mortgage and consumer loans on which interest is no longer accrued at both December 31, 2006 and 2005. There were no mortgage and consumer loans in foreclosure at both December 31, 2006 and 2005.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Real estate...............................................       $ 37              $36
Accumulated depreciation..................................         (1)              --
                                                                 ----              ---
Net real estate...........................................         36               36
Real estate joint ventures................................        144               60
                                                                 ----              ---
Real estate and real estate joint ventures................       $180              $96
                                                                 ====              ===



     The components of real estate and real estate joint ventures are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Real estate and real estate joint ventures held-for-investment.....  $173    $91
Real estate held-for-sale..........................................     7      5
                                                                     ----    ---
Real estate and real estate joint ventures.........................  $180    $96
                                                                     ====    ===



     Related depreciation expense was insignificant for all periods presented.

     There were no non-income producing real estate and real estate joint ventures at December 31, 2006. The carrying value of non-income producing real estate and real estate joint ventures was $3 million at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Real estate and real estate joint ventures were categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Office..............................................   $ 46       26%      $53       55%
Apartments..........................................     --       --         1        1
Retail..............................................     12        7        --       --
Real estate investment funds........................     93       52        --       --
Land................................................      1       --         3        3
Agriculture.........................................     28       15        31       32
Industrial..........................................     --       --         8        9
                                                       ----      ---       ---      ---
  Total.............................................   $180      100%      $96      100%
                                                       ====      ===       ===      ===



     The Company's real estate holdings are primarily located in the United States. At December 31, 2006, 72%, 7% and 6% of the Company's real estate holdings were located in New York, Florida and Texas, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2006     2005    2004
                                                             ------   ------   ----
                                                                  (IN MILLIONS)


Fixed maturity securities..................................  $2,719   $1,377   $176
Equity securities..........................................      17        6     --
Mortgage and consumer loans................................     182      113     34
Policy loans...............................................      52       26      2
Real estate and real estate joint ventures.................      29        2     --
Other limited partnership interests........................     238       33     --
Cash, cash equivalents and short-term investments..........     137       71      6
Other......................................................       8       --     --
                                                             ------   ------   ----
  Total investment income..................................   3,382    1,628    218
Less: Investment expenses..................................     543      190     11
                                                             ------   ------   ----
  Net investment income....................................  $2,839   $1,438   $207
                                                             ======   ======   ====



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $29 million, $10 million and $4 million, respectively, related to short-term investments, is included in the table above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(497)  $(300)   $(5)
Equity securities...........................................     10       1     --
Mortgage and consumer loans.................................      7      (9)    --
Real estate and real estate joint ventures..................     64       7     --
Other limited partnership interests.........................     (1)     (1)    --
Sales of businesses.........................................     --       2     --
Derivatives.................................................    177      (2)    (4)
Other.......................................................   (281)    104     --
                                                              -----   -----    ---
  Net investment gains (losses).............................  $(521)  $(198)   $(9)
                                                              =====   =====    ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of ($87) million, ($25) million and ($4) million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $41 million, $0 and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(566)  $(639)  $ 97
Equity securities...........................................     17      (4)    --
Derivatives.................................................     (9)     (2)    (4)
Other.......................................................      7     (19)    --
                                                              -----   -----   ----
  Subtotal..................................................   (551)   (664)    93
                                                              -----   -----   ----
Amounts allocated from:
  Future policy benefit loss recognition....................     --     (78)    --
  DAC and VOBA..............................................     66     102    (47)
                                                              -----   -----   ----
  Subtotal..................................................     66      24    (47)
Deferred income tax.........................................    171     224    (16)
                                                              -----   -----   ----
  Subtotal..................................................    237     248    (63)
                                                              -----   -----   ----
     Net unrealized investment gains (losses)...............  $(314)  $(416)  $ 30
                                                              =====   =====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Balance, January 1,.........................................  $(416)  $  30   $ 32
Unrealized investment gains (losses) during the year........    113    (756)   (14)
Unrealized investment gains (losses) relating to:
  Future policy benefit gain (loss) recognition.............     78     (78)    --
  DAC and VOBA..............................................    (36)    148     10
  Deferred income tax.......................................    (53)    240      2
                                                              -----   -----   ----
Balance, December 31,.......................................  $(314)  $(416)  $ 30
                                                              =====   =====   ====
Net change in unrealized investment gains (losses)..........  $ 102   $(446)  $ (2)
                                                              =====   =====   ====



  TRADING SECURITIES

     MetLife Connecticut was the majority owner of Tribeca on the Acquisition Date. Tribeca was a feeder fund investment structure whereby the feeder fund invests substantially all of its assets in the master fund, Tribeca Global Convertible Instruments, Ltd. The primary investment objective of the master fund is to achieve enhanced risk-adjusted return by investing in domestic and foreign equities and equity-related securities utilizing such strategies as convertible securities arbitrage. At December 31, 2005, the Company was the majority owner of Tribeca and consolidated the fund within its consolidated financial statements. At December 31, 2005, the Company held $452 million of trading securities and $190 million of the short sale agreements associated with the trading securities portfolio, which are included within other liabilities. Net investment income related to the trading activities of Tribeca, which included interest and dividends earned and net realized and unrealized gains (losses), was $12 million and $6 million for the years ended December 31, 2006 and 2005, respectively.

     During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated and, as of June 30, 2006, is accounted for under the equity method of accounting. The equity method investment at December 31, 2006 of $82 million was included in other limited partnership interests. Net investment income related to the Company's equity method investment in Tribeca was $9 million for the six months ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                                   DECEMBER 31, 2006
                                                               ------------------------
                                                                              MAXIMUM
                                                                  TOTAL     EXPOSURE TO
                                                               ASSETS (1)     LOSS (2)
                                                               ----------   -----------
                                                                     (IN MILLIONS)


Asset-backed securitizations.................................    $   866        $ 39
Real estate joint ventures(3)................................        944          63
Other limited partnership interests(4).......................      2,629         193
Other investments(5).........................................     14,839         485
                                                                 -------        ----
  Total......................................................    $19,278        $780
                                                                 =======        ====



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2006. The assets of the real estate joint ventures, other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

   (5) Other investments include securities that are not asset-backed securitizations.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                     DECEMBER 31, 2006                    DECEMBER 31, 2005
                              ---------------------------------    ---------------------------------
                                             CURRENT MARKET                       CURRENT MARKET
                                              OR FAIR VALUE                        OR FAIR VALUE
                               NOTIONAL   ---------------------    NOTIONAL    ---------------------
                                AMOUNT    ASSETS    LIABILITIES     AMOUNT     ASSETS    LIABILITIES
                               --------   ------    -----------    --------    ------    -----------
                                                  (IN MILLIONS)


Interest rate swaps.........   $ 8,841     $  431        $ 70       $ 6,623    $  356        $ 52
Interest rate floors........     9,021         71          --         2,000        26          --
Interest rate caps..........     6,715          6          --         3,020        18          --
Financial futures...........       602          6           1           228         2           2
Foreign currency swaps......     2,723        580          66         3,110       429          76
Foreign currency forwards...       124          1          --           488        18           2
Options.....................        --         80           7            --       165           3
Financial forwards..........       900         --          15            --        --           2
Credit default swaps........     1,231          1           5           987         2           2
                               -------     ------        ----       -------    ------        ----
  Total.....................   $30,157     $1,176        $164       $16,456    $1,016        $139
                               =======     ======        ====       =======    ======        ====



     The above table does not include notional values for equity futures, equity financial forwards and equity options. At December 31, 2006 and 2005, the Company owned 290 and 587 equity futures contracts, respectively. Market values of equity futures are included in financial futures in the preceding table. At December 31, 2006 and 2005, the Company owned 85,500 and 75,500 equity financial forwards, respectively. Market values of equity financial forwards are included in financial forwards in the preceding table. At December 31, 2006 and 2005, the Company owned 1,022,900 and 1,420,650 equity options, respectively. Market values of equity options are included in options in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                        REMAINING LIFE
                                   -----------------------------------------------------------------------------------------
                                                         AFTER ONE YEAR       AFTER FIVE YEARS
                                   ONE YEAR OR LESS    THROUGH FIVE YEARS    THROUGH TEN YEARS    AFTER TEN YEARS     TOTAL
                                   ----------------    ------------------    -----------------    ---------------    -------
                                                                         (IN MILLIONS)


Interest rate swaps..............       $  980               $ 5,570              $ 1,699              $  592        $ 8,841
Interest rate floors.............           --                   551                8,470                  --          9,021
Interest rate caps...............           --                 6,715                   --                  --          6,715
Financial futures................          602                    --                   --                  --            602
Foreign currency swaps...........           67                 1,588                  996                  72          2,723
Foreign currency forwards........          124                    --                   --                  --            124
Financial forwards...............           --                    --                   --                 900            900
Credit default swaps.............           30                 1,186                   15                  --          1,231
                                        ------               -------              -------              ------        -------
  Total..........................       $1,803               $15,610              $11,180              $1,564        $30,157
                                        ======               =======              =======              ======        =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                            DECEMBER 31, 2006                 DECEMBER 31, 2005
                                     -------------------------------   -------------------------------
                                                     FAIR VALUE                        FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)


Fair value.........................   $    69   $   --       $  1       $    71   $   --       $ --
Cash flow..........................       455       42         --           442        2          4
Non-qualifying.....................    29,633    1,134        163        15,943    1,014        135
                                      -------   ------       ----       -------   ------       ----
  Total............................   $30,157   $1,176       $164       $16,456   $1,016       $139
                                      =======   ======       ====       =======   ======       ====



     The following table presents the settlement payments recorded in income for the:


                                                                YEARS ENDED DECEMBER
                                                                        31,
                                                              -----------------------
                                                              2006     2005      2004
                                                              ----     ----      ----
                                                                   (IN MILLIONS)


Qualifying hedges:
  Interest credited to policyholder account balances........   $(9)     $(1)      $--
Non-qualifying hedges:
  Net investment gains (losses).............................    73       (8)       --
                                                               ---      ---       ---
  Total.....................................................   $64      $(9)      $--
                                                               ===      ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Changes in the fair value of derivatives....................   $(1)      $--       $(1)
Changes in the fair value of the items hedged...............     2        --         1
                                                               ---       ---       ---
Net ineffectiveness of fair value hedging activities........   $ 1       $--       $--
                                                               ===       ===       ===



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the years ended December 31, 2006, 2005 and 2004, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $(2)      $(4)      $(2)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    (7)        2        (2)
                                                               ---       ---       ---
Balance at December 31,.....................................   $(9)      $(2)      $(4)
                                                               ===       ===       ===



     At December 31, 2006, $19 million of the deferred net gain on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2007.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) credit default swaps to synthetically create investments; and (vi) basis swaps to better match the cash flows of assets and related liabilities.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of $16 million, ($37) million and ($6) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts. The fair value of the Company's embedded derivative assets was $40 million and $0 at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $3 million and $40 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) for the years ended December 31, 2006 and 2005 were gains of $80 million and $41 million, respectively. There were no amounts recorded and included in net investment gains (losses) for the year ended December 31, 2004.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $273 million and $145 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $410 million and $427 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006 and 2005, the Company pledged collateral of $25 million and $22 million, respectively, which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                              DAC     VOBA     TOTAL
                                                            ------   ------   ------
                                                                  (IN MILLIONS)


Balance at January 1, 2004................................  $  502   $   --   $  502
  Capitalizations.........................................     281       --      281
                                                            ------   ------   ------
     Subtotal.............................................     783       --      783
  Less: Amortization related to:
     Net investment gains (losses)........................      (2)      --       (2)
     Unrealized investment gains (losses).................     (10)      --      (10)
     Other expenses.......................................     117       --      117
                                                            ------   ------   ------
       Total amortization.................................     105       --      105
                                                            ------   ------   ------
Balance at December 31, 2004..............................     678       --      678
Contribution of MetLife Connecticut from MetLife (Note
  2)......................................................      --    3,490    3,490
  Capitalizations.........................................     886       --      886
                                                            ------   ------   ------
     Subtotal.............................................   1,564    3,490    5,054
  Less: Amortization related to:
     Net investment gains (losses)........................      --      (26)     (26)
     Unrealized investment gains (losses).................     (41)    (107)    (148)
     Other expenses.......................................     109      205      314
                                                            ------   ------   ------
       Total amortization.................................      68       72      140
                                                            ------   ------   ------
Balance at December 31, 2005..............................   1,496    3,418    4,914
  Capitalizations.........................................     721       --      721
                                                            ------   ------   ------
     Subtotal.............................................   2,217    3,418    5,635
  Less: Amortization related to:
     Net investment gains (losses)........................     (16)     (68)     (84)
     Unrealized investment gains (losses).................     (10)      46       36
     Other expenses.......................................     252      320      572
                                                            ------   ------   ------
       Total amortization.................................     226      298      524
                                                            ------   ------   ------
Balance at December 31, 2006..............................  $1,991   $3,120   $5,111
                                                            ======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $358 million in 2007, $333 million in 2008, $312 million in 2009, $283 million in 2010 and $253 million in 2011.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Balance at January 1,.............................................  $924   $ 68
Contribution of MetLife Connecticut from MetLife (Note 2).........    29    856
                                                                    ----   ----
Balance at December 31,...........................................  $953   $924
                                                                    ====   ====



8.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and the value of customer relationships acquired ("VOCRA"), which are reported in other assets, is as follows:


                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2006     2005     2004
                                                                ----     ----     ----
                                                                     (IN MILLIONS)


Balance at January 1,........................................   $ 72      $--      $--
Contribution of MetLife Connecticut from MetLife (Note 2)....     --       73       --
Contribution of VODA from MetLife............................    167       --       --
Amortization.................................................     (2)      (1)      --
                                                                ----      ---      ---
Balance at December 31,......................................   $237      $72      $--
                                                                ====      ===      ===



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $5 million in 2007, $7 million in 2008, $9 million in 2009, $11 million in 2010 and $11 million in 2011.

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA of $167 million, net of deferred income tax of $5 million, for which MLI-USA receives the benefit. The VODA originated through MetLife's acquisition of Travelers and is reported within other assets in the amount of $166 million at December 31, 2006.

     The value of the other identifiable intangibles as discussed above reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2006     2005     2004
                                                             ----     ----     ----
                                                                  (IN MILLIONS)


Balance at January 1,......................................  $218     $143     $ 94
Capitalization.............................................   129       83       65
Amortization...............................................   (17)      (8)     (16)
                                                             ----     ----     ----
Balance at December 31,....................................  $330     $218     $143
                                                             ====     ====     ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities at December 31, 2006, include pass-through separate accounts totaling $50.1 billion for which the policyholder assumes all investment risk. Separate account assets and liabilities at December 31, 2005, included two categories of account types: pass-through separate accounts totaling $43.6 billion and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million. The average interest rates credited on these contracts were 4.5% at December 31, 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $800 million, $467 million and $155 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the year ended December 31, 2006, there were no new issuances in such obligations and there were repayments of $1.1 billion. During the years ended December 31, 2005 and 2004, there were no new issuances or repayments of such obligations. Accordingly, at December 31, 2006 and 2005, GICs outstanding, which are included in PABs, were $4.6 billion and $5.3 billion, respectively. During the years ended December 31, 2006, 2005 and 2004, interest credited on the contracts, which are included in interest credited to PABs, was $163 million, $80 million and $0, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policyholder benefits, is as follows:


                                                  YEARS ENDED DECEMBER 31,
                                                 -------------------------
                                                     2006          2005
                                                 -----------   -----------
                                                       (IN MILLIONS)


Balance at January 1,..........................  $       512   $        --
  Less: Reinsurance recoverables...............         (373)           --
                                                 -----------   -----------
Net balance January 1,.........................          139            --
                                                 -----------   -----------
Contribution of MetLife Connecticut by MetLife
  (Note 2).....................................           --           137
Incurred related to:
  Current year.................................           29            19
  Prior years..................................            4            (3)
                                                 -----------   -----------
                                                          33            16
                                                 -----------   -----------
Paid related to:
  Current year.................................           (2)           (1)
  Prior years..................................          (22)          (13)
                                                 -----------   -----------
                                                         (24)          (14)
                                                 -----------   -----------
Net balance at December 31,....................          148           139
  Add: Reinsurance recoverables................          403           373
                                                 -----------   -----------
Balance at December 31,........................  $       551   $       512
                                                 ===========   ===========



     There were no liabilities for unpaid claims and claims expenses for the year ended December 31, 2004.

     Claims and claim adjustment expenses associated with prior periods increased by $4 million for the year ended December 31, 2006, and decreased by $3 million for the year ended December 31, 2005. There were no claims and claim adjustment expenses associated with prior periods for the year ended December 31, 2004. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                                AT DECEMBER 31,
                                  ---------------------------------------------------------------------------
                                                 2006                                     2005
                                  ----------------------------------       ----------------------------------
                                      IN THE                 AT                IN THE                 AT
                                  EVENT OF DEATH       ANNUITIZATION       EVENT OF DEATH       ANNUITIZATION
                                  --------------       -------------       --------------       -------------
                                                                 (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
  Separate account value........     $   8,213                 N/A            $   5,537                 N/A
  Net amount at risk(2).........     $      --(3)              N/A            $      --(3)              N/A
  Average attained age of
     contractholders............      61 years                 N/A             61 years                 N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Separate account value........     $  44,036           $  13,179            $  40,744           $  10,081
  Net amount at risk(2).........     $   1,422(3)        $      30(4)         $     934(3)        $      38(4)
  Average attained age of
     contractholders............      58 years            60 years             60 years            60 years




                                                                    AT DECEMBER 31,
                                                              ---------------------------
                                                                 2006             2005
                                                              ----------       ----------
                                                               SECONDARY        SECONDARY
                                                              GUARANTEES       GUARANTEES
                                                              ----------       ----------
                                                                     (IN MILLIONS)



UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate account)...........        $   3,262        $   2,849
Net amount at risk(2)..................................        $  48,630(3)     $  44,943(3)
Average attained age of policyholders..................         57 years         56 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                      ANNUITY      UNIVERSAL AND VARIABLE
                                                     CONTRACTS         LIFE CONTRACTS
                                                  --------------   ----------------------
                                                    GUARANTEED            SECONDARY
                                                  DEATH BENEFITS         GUARANTEES         TOTAL
                                                  --------------   ----------------------   -----
                                                                   (IN MILLIONS)


Balance at January 1, 2004......................        $--                  $--             $--
Incurred guaranteed benefits....................         --                   --              --
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2004....................         --                   --              --
Incurred guaranteed benefits....................          3                    9              12
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2005....................          3                    9              12
Incurred guaranteed benefits....................         --                   22              22
Paid guaranteed benefits........................         (3)                  --              (3)
                                                        ---                  ---             ---
Balance at December 31, 2006....................        $--                  $31             $31
                                                        ===                  ===             ===




     MLI-USA had guaranteed death and annuitization benefit liabilities on its annuity contracts of $38 million and $28 million at December 31, 2006 and 2005, respectively. MLI-USA reinsures 100% of this liability with an affiliate and has a corresponding recoverable from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2006      2005
                                                                -------   -------
                                                                  (IN MILLIONS)


Mutual Fund Groupings
  Equity......................................................  $37,992   $30,480
  Bond........................................................    2,831     2,952
  Balanced....................................................    2,790     3,273
  Money Market................................................      949       791
  Specialty...................................................      460       684
                                                                -------   -------
     Total....................................................  $45,022   $38,180
                                                                =======   =======



9.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. The Company has reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2004. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition to reinsuring mortality risk, as described above, the Company reinsures other mortality and non-mortality risks, and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     MICC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of The Travelers Companies, Inc.

     Effective July 1, 2000, MetLife Connecticut reinsured 90% of its individual long-term care insurance business with Genworth Life Insurance Company ("GLIC," formerly known as General Electric Capital Assurance Company), and its subsidiary, in the form of indemnity reinsurance agreements. In accordance with the terms of the reinsurance agreement, GLIC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, MetLife Connecticut entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from MetLife Connecticut to CIHC. Under the terms of this agreement, any gains remaining are payable to CIHC and any losses remaining are reimbursable from CIHC. MetLife Connecticut does, however, retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     The Company reinsures the new production of fixed annuities and the riders containing benefit guarantees related to variable annuities to affiliated and non-affiliated reinsurers. The Company reinsures its risk associated with the secondary death benefit guarantee rider on certain universal life contracts to an affiliate. See Note 19.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                         --------------------
                                                          2006    2005   2004
                                                         -----   -----   ----
                                                             (IN MILLIONS)


Direct premiums........................................  $ 599   $ 413    $13
Reinsurance assumed....................................     21      38     --
Reinsurance ceded......................................   (312)   (170)    (4)
                                                         -----   -----    ---
Net premiums...........................................  $ 308   $ 281    $ 9
                                                         =====   =====    ===
Reinsurance recoverables netted against policyholder
  benefits and claims..................................  $ 635   $ 560    $(1)
                                                         =====   =====    ===



     Reinsurance recoverables, included in premiums and other receivables, were $4.6 billion and $4.3 billion at December 31, 2006 and 2005, respectively, including $3.0 billion and $2.8 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of long-term care business and $1.3 billion and $1.4 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance and ceded commissions payables, included in other liabilities were $99 million and $64 million at December 31, 2006 and 2005, respectively.

     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

10.  LONG-TERM DEBT -- AFFILIATED

     Long-term debt outstanding is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Surplus notes, interest rate 7.349%, due 2035.....................  $400   $400
Surplus notes, interest rate 5%, due upon request.................    25     25
Surplus notes, interest rate LIBOR plus 0.75%, due upon request...    10     10
                                                                    ----   ----
  Total long-term debt -- affiliated..............................  $435   $435
                                                                    ====   ====



     Payments of interest and principal on these surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the Delaware Insurance Commissioner.

     MetLife is the holder of a surplus note issued by MLI-USA in the amount of $400 million at December 31, 2006 and 2005.

     MLIG is the holder of two surplus notes issued by MLI-USA in the amounts of $25 million and $10 million at both December 31, 2006 and 2005. These surplus notes may be redeemed, in whole or in part, at the election of the Company at any time, subject to the prior approval of the Delaware Insurance Commissioner.

     The aggregate maturities of long-term debt as of December 31, 2006 are $400 million in 2035, and $35 million payable upon request and regulatory approval.

     Interest expense related to the Company's indebtedness, included in other expenses, was $31 million, $25 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Current:
  Federal..............................................  $ 18   $ (3)  $(91)
  State................................................    --     (2)     4
                                                         ----   ----   ----
     Subtotal..........................................    18     (5)   (87)
                                                         ----   ----   ----
Deferred:
  Federal..............................................   212    162    100
  State................................................    (2)    (1)     4
                                                         ----   ----   ----
     Subtotal..........................................   210    161    104
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Tax provision at U.S. statutory rate...................  $288   $191    $15
Tax effect of:
  Tax-exempt investment income.........................   (62)   (27)    (3)
  Prior year tax.......................................    (9)    (9)    (1)
  Foreign operations, net of foreign income tax........    12     --     --
  State tax, net of federal benefit....................    --      2      6
  Other, net...........................................    (1)    (1)    --
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2006      2005
                                                                 -------   -------
                                                                   (IN MILLIONS)


Deferred income tax assets:
  Benefit, reinsurance and other reserves......................  $ 2,238   $ 2,346
  Net unrealized investment losses.............................      171       224
  Capital loss carryforwards...................................      155        92
  Investments..................................................       63        --
  Operating lease reserves.....................................       13        13
  Net operating loss carryforwards.............................       10        --
  Employee benefits............................................        3         3
  Litigation-related...........................................        1        --
  Other........................................................       20        25
                                                                 -------   -------
                                                                   2,674     2,703
  Less: Valuation allowance....................................        4        --
                                                                 -------   -------
                                                                   2,670     2,703
                                                                 -------   -------
Deferred income tax liabilities:
  DAC and VOBA.................................................   (1,663)   (1,558)
  Investments..................................................       --       (25)
                                                                 -------   -------
                                                                  (1,663)   (1,583)
                                                                 -------   -------
Net deferred income tax asset..................................  $ 1,007   $ 1,120
                                                                 =======   =======



     At December 31, 2006, the Company has a net deferred income tax asset. If the Company determines that any of its deferred income tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's management concluded that it is "more likely than not" that the net deferred income tax assets will be realized.

     Domestic net operating loss carryforwards amount to $15 million at December 31, 2006 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $35 million at December 31, 2006 with an expiration period of infinity. Capital loss carryforwards amount to $443 million at December 31, 2006 and will expire beginning in 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2006, the Company recorded a $4 million deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company will file a consolidated tax return with its includable life insurance subsidiaries. Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Under the Tax Allocation Agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Allocation Agreement.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006.

     Macomber, et al. v. Travelers Property Casualty Corp., et al. (Conn. Super. Ct., Hartford, filed April 7, 1999). An amended putative class action complaint was filed against MLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former MLAC affiliate, purchased structured settlement annuities from MLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of MLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against MLAC: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment, and civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. In March 2006, the Connecticut Supreme Court reversed the trial court's certification of a class. Plaintiff may seek to file another motion for class certification. Defendants have moved for summary judgment.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of MICC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and NASD are also reviewing this matter. On April 18, 2006, the Connecticut Department of Banking issued a notice to Tower Square asking it to demonstrate its prior compliance with applicable Connecticut securities laws and regulations. In the context of the above, a number of NASD arbitration matters and litigation matters were commenced in 2005 and 2006 against Tower Square. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to fully cooperate with the SEC, NASD and the Connecticut Department of Banking, as appropriate, with respect to the matters described above.

     Regulatory bodies have contacted the Company and have requested information relating to various regulatory issues regarding mutual funds and variable insurance products, including the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial position or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments...........   $ 9    $ 9
  Premium tax offsets currently available for paid assessments.....     1      2
                                                                      ---    ---
                                                                      $10    $11
                                                                      ===    ===
Liability:
  Insolvency assessments...........................................   $19    $19
                                                                      ===    ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into lease agreements for office space. Future sublease income is projected to be insignificant. Future minimum rental income and minimum gross rental payments relating to these lease agreements are as follows:


                                                               RENTAL   GROSS RENTAL
                                                               INCOME     PAYMENTS
                                                               ------   ------------
                                                                   (IN MILLIONS)


2007.........................................................    $ 1         $15
2008.........................................................    $ 1         $15
2009.........................................................    $ 1         $ 8
2010.........................................................    $ 1         $ 6
2011.........................................................    $--         $ 6


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $616 million and $715 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $665 million and $339 million at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amount of these unfunded commitments was $173 million at December 31, 2006. The Company did not have any unfunded commitments related to bank credit facilities at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMMITMENTS

     MICC is a member of the Federal Home Loan Bank of Boston ("FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's consolidated balance sheets. MICC has also entered into several funding agreements with the FHLB of Boston whereby MICC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on certain MICC assets, including residential mortgages, mortgage-backed securities, obligations of or guaranteed by the United States, state and municipal obligations and corporate debt, to collateralize MICC's obligations under the funding agreements. MICC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien provide that upon any event of default by MICC, the FHLB of Boston's recovery is limited to the amount of MICC's liability to the FHLB of Boston. The amount of the Company's liability for funding agreements with the FHLB of Boston was $926 million and $1.1 billion at December 31, 2006 and 2005, respectively, which is included in PABs.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII," formerly, Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage in-force under this guarantee was $444 million and $447 million at December 31, 2006 and 2005, respectively. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations requiring payment of principal due in exchange for the referenced credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $54 million at December 31, 2006. The credit default swaps expire at various times during the next two years.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  EMPLOYEE BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating affiliate in qualified and non-qualified, noncontributory defined benefit pension and other postretirement plans sponsored by Metropolitan Life. Employees were credited with prior service recognized by Citigroup, solely (with regard to pension purposes) for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees ("Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the Acquisition Date. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year. Pension expense of $8 million related to the Metropolitan Life plans was allocated to the Company for the year ended December 31, 2006. There were no expenses allocated to the Company for the six months ended December 31, 2005.

14.  EQUITY

  COMMON STOCK

     The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which are outstanding as of December 31, 2006. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MLIG. The par value of the common stock presented in the statement of stockholders' equity prior to the Acquisition Date has been adjusted to reflect the par value of MetLife Connecticut's shares issued to MLIG in exchange for MLI-USA's outstanding common stock. See Note 3.

  DIVIDEND RESTRICTIONS

     The table below sets forth the dividends permitted to be paid to MetLife without insurance regulatory approval and actual dividends paid to MetLife:


                                                                                         2007
                                                                                    -------------
                                                  2005              2006
                                                -------   -----------------------
                                                                    PERMITTED W/O   PERMITTED W/O
COMPANY                                         PAID(1)   PAID(1)    APPROVAL (2)    APPROVAL(3)
-------                                         -------   -------   -------------   -------------
                                                                  (IN MILLIONS)


MetLife Insurance Company of Connecticut......    $--       $917(4)      $--             $690



--------

   (1) Includes amounts paid including those requiring regulatory approval.

   (2) Reflects dividend amounts paid during the relevant year without prior regulatory approval.

   (3) Reflects dividend amounts that may be paid during 2007 without prior regulatory approval. If paid before a specified date during 2007, some or all of such dividend amounts may require regulatory approval.

   (4) Includes a return of capital of $259 million.

     Under Connecticut State Insurance Law, MetLife Connecticut is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Connecticut will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Connecticut Commissioner") and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Acquisition on July 1, 2005, under Connecticut State Insurance Law, all dividend payments by MetLife Connecticut through June 30, 2007 require prior approval of the Connecticut Commissioner.

  DIVIDEND RESTRICTIONS OF SUBSIDIARIES

     MLAC is regulated under Connecticut State Insurance Law as described above. As a result of the acquisition on July 1, 2005, under Connecticut State Insurance Law all dividend payments by MLAC through June 30, 2007 to the Company require prior approval of the Connecticut Commissioner. MLAC did not pay any dividends in 2006.Since MLAC's statutory unassigned funds surplus is negative, MLAC cannot pay any dividends without prior approval of the Commissioner.

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a cash dividend to MetLife Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance ("Delaware Commissioner") and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. MLI-USA did not pay dividends for the year ended December 31, 2006. Since MLI-USA's statutory unassigned funds surplus is negative, MLI-USA cannot pay any dividends without prior approval of the Delaware Commissioner.

CAPITAL CONTRIBUTIONS

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA, and the associated deferred income tax liability, which is more fully described in Note 8.

     See also Note 3 for information related to the change in the reporting entity.

     MLI-USA received a cash contribution of $300 million from MLIG during the year ended December 31, 2004.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company and its insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Connecticut Insurance Department and the Delaware Insurance Department have adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies in Connecticut and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Delaware, respectively. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of MetLife Connecticut and each of its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company is the net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Further, statutory accounting principles do not give recognition to purchase accounting adjustments made as a result of the Acquisition.

     Statutory net income of MetLife Connecticut, a Connecticut domiciled insurer, was $749 million, $1.0 billion and $975 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $4.1 billion and $4.0 billion at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLAC, a Connecticut domiciled insurer, was $107 million, ($97) million and ($211) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $740 million and $765 million at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was ($116) million, ($227) million and ($201) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $575 million and $555 million at December 31, 2006 and 2005, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                               2006     2005    2004
                                                              -----   -------   ----
                                                                   (IN MILLIONS)


Holding gains (losses) on investments arising during the
  year......................................................  $(434)  $(1,148)  $(37)
Income tax effect of holding gains (losses).................    147       402     14
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    487       295      2
  Amortization of premiums and accretion of discounts
     associated with investments............................     60        96     21
  Income tax effect.........................................   (186)     (137)    (8)
Allocation of holding losses on investments relating to
  other policyholder amounts................................     42        71     10
Income tax effect of allocation of holding losses to other
  policyholder amounts......................................    (14)      (25)    (4)
                                                              -----   -------   ----
Net unrealized investment gains (losses)....................    102      (446)    (2)
                                                              -----   -------   ----
Foreign currency translation adjustment.....................     (2)        2     --
                                                              -----   -------   ----
     Other comprehensive income (loss)......................  $ 100   $  (444)  $ (2)
                                                              =====   =======   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                             YEARS ENDED DECEMBER 31,
                                                          ------------------------------
                                                           2006         2005        2004
                                                          ------   -------------   -----
                                                                   (IN MILLIONS)


Compensation............................................  $  211       $ 100       $  --
Commissions.............................................     712         931         237
Interest and debt issue costs...........................      31          25           2
Amortization of DAC and VOBA............................     488         288         115
Capitalization of DAC...................................    (721)       (886)       (281)
Rent, net of sublease income............................      11           7          --
Minority interest.......................................      26           1          --
Insurance tax...........................................      42          10           3
Other...................................................     373         202         103
                                                          ------       -----       -----
  Total other expenses..................................  $1,173       $ 678       $ 179
                                                          ======       =====       =====



16.  BUSINESS SEGMENT INFORMATION

     Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment. On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Individual and Institutional, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance and other insurance products and services. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off business, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates equity to each segment based upon the economic capital model used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, and adjustments related to net investment gains (losses), net of income tax.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2006 and 2005.


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006               INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
------------------------------------               ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   218      $    65       $    25    $    308
Universal life and investment-type product policy
  fees...........................................      1,244           24            --       1,268
Net investment income............................        985        1,449           405       2,839
Other revenues...................................        195           15             2         212
Net investment gains (losses)....................       (194)        (282)          (45)       (521)
Policyholder benefits and claims.................        315          450            27         792
Interest credited to policyholder account
  balances.......................................        669          647            --       1,316
Other expenses...................................      1,045           16           112       1,173
                                                     -------      -------       -------    --------
Income before provision for income tax...........        419          158           248         825
Provision for income tax.........................        145           55            28         228
                                                     -------      -------       -------    --------
Net income.......................................    $   274      $   103       $   220    $    597
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $76,897      $35,982       $11,208    $124,087
DAC and VOBA.....................................    $ 4,946      $   165       $    --    $  5,111
Goodwill.........................................    $   234      $   312       $   407    $    953
Separate account assets..........................    $47,566      $ 2,501       $    --    $ 50,067
Policyholder liabilities.........................    $24,429      $27,391       $ 4,446    $ 56,266
Separate account liabilities.....................    $47,566      $ 2,501       $    --    $ 50,067

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2005(1)            INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
---------------------------------------            ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   152      $   116       $    13    $    281
Universal life and investment-type product policy
  fees...........................................        845           17            --         862
Net investment income............................        530          712           196       1,438
Other revenues...................................        121           10             1         132
Net investment gains (losses)....................       (113)         (87)            2        (198)
Policyholder benefits and claims.................        224          324            22         570
Interest credited to policyholder account
  balances.......................................        417          303            --         720
Other expenses...................................        640           30             8         678
                                                     -------      -------       -------    --------
Income before provision for income tax...........        254          111           182         547
Provision for income tax.........................         53           38            65         156
                                                     -------      -------       -------    --------
Net income.......................................    $   201      $    73       $   117    $    391
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $71,385      $38,072       $11,791    $121,248
DAC and VOBA.....................................    $ 4,753      $   161       $    --    $  4,914
Goodwill.........................................    $   227      $   305       $   392    $    924
Separate account assets..........................    $41,347      $ 3,177       $    --    $ 44,524
Policyholder liabilities.........................    $24,855      $28,340       $ 4,282    $ 57,477
Separate account liabilities.....................    $41,347      $ 3,177       $    --    $ 44,524


--------

(1) Includes six months of results for MetLife Connecticut and its subsidiaries and twelve months of results for MLI-USA.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2006, 2005 and 2004. Substantially all of the Company's revenues originated in the United States.

17.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     In the Institutional segment, the Company had $1 million of investment income and $1 million of investment expense related to discontinued operations resulting in no change to net investment income for the year ended December 31, 2006. The Company had no investment income or expense related to discontinued operations for the years ended December 31, 2005 and 2004.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $7 million and $5 million at December 31, 2006 and 2005, respectively.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2006                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $47,846     $47,846
  Equity securities....................................              $   795     $   795
  Mortgage and consumer loans..........................              $ 3,595     $ 3,547
  Policy loans.........................................              $   918     $   918
  Short-term investments...............................              $   777     $   777
  Cash and cash equivalents............................              $   649     $   649
  Accrued investment income............................              $   597     $   597
  Mortgage loan commitments............................    $665      $    --     $     1
  Commitments to fund bank credit facilities...........    $173      $    --     $    --
Liabilities:
  Policyholder account balances........................              $29,780     $28,028
  Long-term debt -- affiliated.........................              $   435     $   425
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,155     $ 9,155




                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2005                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $52,589     $52,589
  Trading Securities...................................              $   452     $   452
  Equity securities....................................              $   421     $   421
  Mortgage and consumer loans..........................              $ 2,543     $ 2,553
  Policy loans.........................................              $   916     $   916
  Short-term investments...............................              $ 1,769     $ 1,769
  Cash and cash equivalents............................              $   571     $   571
  Accrued investment income............................              $   602     $   602
  Mortgage loan commitments............................    $339      $    --     $    (2)
Liabilities:
  Policyholder account balances........................              $32,877     $31,621
  Long-term debt -- affiliated.........................              $   435     $   443
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,737     $ 9,737

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.


  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  LONG-TERM DEBT

     The fair values of long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 5 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with Metropolitan Life who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $167 million, $15 million and $14 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $154 million, $49 million and $43 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $190 million, $48 million and $52 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, MLI-USA entered into Broker-Dealer Wholesale Sales Agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on MLI-USA's behalf, fixed rate insurance products through authorized retailers. MLI-USA agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged MLI-USA $65 million, included in other expenses, for the year ended December 31, 2006. MLI-USA did not incur any such expenses for the years ended December 31, 2005 and 2004.

     The Company had payables from affiliates of $9 million and $3 million at December 31, 2006 and 2005, respectively, excluding affiliated reinsurance balances discussed below.

  INVESTMENT TRANSACTIONS

     As of December 31, 2006 and 2005, the Company held $581 million and $346 million, respectively, of its total invested assets in the MetLife Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:


                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2006   2005   2004
                                                               ----   ----   ----
                                                                  (IN MILLIONS)


Fair market value of assets transferred to affiliates........  $164   $ 79   $320
Amortized cost of assets transferred to affiliates...........  $164   $ 78   $324
Net investment gains (losses) recognized on transfers........  $ --   $  1   $ (4)
Fair market value of assets transferred from affiliates......  $ 89   $830   $ --

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REINSURANCE TRANSACTIONS

     As of December 1, 2006, the Company acquired a block of structured settlement business from Texas Life Insurance Company ("Texas Life"), a wholly-owned subsidiary of MetLife, through an assumptive reinsurance agreement. This transaction increased future policyholder benefits of the Company by $1.3 billion and decreased deferred income tax liabilities by $142 million. A receivable at December 31, 2006 was held by the Company of $1.2 billion, related to premiums and other consideration which is expected to be paid by Texas Life during the first quarter of 2007.

     The Company also has reinsurance agreements with MetLife and certain of its subsidiaries, including Metropolitan Life, Reinsurance Group of America, Incorporated, MetLife Reinsurance Company of South Carolina, Exeter Reassurance Company, Ltd., General American Life Insurance Company ("GALIC"), and Mitsui Sumitomo MetLife Insurance Co., Ltd. As of December 31, 2006, the Company had reinsurance related assets and liabilities from these agreements totaling $2.8 billion and $1.2 billion, respectively. Prior-year comparable assets and liabilities were $2.5 billion and $1.2 billion, respectively.

     Effective January 1, 2005, MLI-USA entered into a reinsurance agreement to assume an in-force block of business from GALIC. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement GALIC transferred $797 million of liabilities and $411 million in assets to MLI-USA related to the policies in-force as of December 31, 2004. MLI-USA also paid and deferred 100% of a ceding commission to GALIC of $386 million resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005.

     The following tables reflect related party reinsurance information:


                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2006    2005   2004
                                                         ----   -----   ----
                                                            (IN MILLIONS)


Assumed premiums.......................................  $ 21   $  37    $--
Assumed fees, included in universal life and
  investment-type product policy fees..................    65     194     --
Assumed fees, included in net investment gains
  (losses).............................................    --       6     --
Assumed benefits, included in policyholder benefits and
  claims...............................................    11      32     --
Assumed benefits, included in interest credited to
  policyholder account balances........................    49      42     --
Assumed fees, included in other expenses...............    39     543     --
Assumed deferred acquisition costs, included in other
  expenses.............................................    19    (432)    --
                                                         ----   -----    ---
  Total assumed........................................  $204   $ 422    $--
                                                         ====   =====    ===
Ceded premiums.........................................  $ 21   $  12    $ 1
Ceded fees, included in universal life and investment-
  type product policy fees.............................   130      93     37
Ceded fees, included in other revenues.................    68      55     12
Ceded benefits, included in policyholder benefits and
  claims...............................................    86      92     19
Ceded fees, included in other expenses.................    64      97     --
Ceded deferred acquisition costs, included in other
  expenses.............................................    13      85     --
Ceded derivative gains (loss), included in net
  investment gains (losses)............................   (31)      5     --
                                                         ----   -----    ---
  Total ceded..........................................  $351   $ 439    $69
                                                         ====   =====    ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2006     2005
                                                                  ------   ------
                                                                   (IN MILLIONS)


Reinsurance recoverables, included in premiums and other
  receivables...................................................  $2,359   $2,079
Reinsurance recoverables, included in other assets..............  $   89   $   88
Assumed (ceded) deferred acquisition costs, included in DAC.....  $  306   $  342
Assumed liabilities, included in other liabilities..............  $    8   $   24
Ceded balances payable, included in other liabilities...........  $   55   $  140
Derivative liabilities, included in policyholder account
  balances......................................................  $  (57)  $  (23)
Assumed liabilities, included in future policy benefits.........  $   26   $   23
Assumed liabilities, included in other policyholder funds.......  $1,182   $1,001


20.  SUBSEQUENT EVENT

     On March 27, 2007, the Company entered into a secured demand note with MetLife Securities, Inc. ("MSI") under which the Company agreed to fund MSI with up to $60 million of cash upon MSI's request. In connection with this agreement, the Company transferred securities with a fair value of $71 million to an MSI custody account to secure the note.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006

                                  (IN MILLIONS)


                                                                                    AMOUNT AT
                                                     COST OR         ESTIMATED   WHICH SHOWN ON
                                                AMORTIZED COST(1)   FAIR VALUE    BALANCE SHEET
                                                -----------------   ----------   --------------


TYPE OF INVESTMENTS
Fixed Maturity Securities:
  Bonds:
     U.S. Treasury/agency securities..........       $ 5,455          $ 5,336        $ 5,336
     State and political subdivision
       securities.............................         1,062            1,030          1,030
     Foreign government securities............           533              573            573
     Public utilities.........................         2,274            2,233          2,233
     All other corporate bonds................        19,390           19,057         19,057
  Mortgage-backed and other asset-backed
     securities...............................        18,462           18,400         18,400
  Redeemable preferred stock..................         1,230            1,217          1,217
                                                     -------          -------        -------
     Total fixed maturity securities..........        48,406           47,846         47,846
                                                     -------          -------        -------
Equity Securities:
  Common stock:
     Banks, trust and insurance companies.....             1                1              1
     Industrial, miscellaneous and all other..           105              110            110
  Non-redeemable preferred stock..............           671              684            684
                                                     -------          -------        -------
     Total equity securities..................           777              795            795
                                                     -------          -------        -------
Mortgage and consumer loans...................         3,595                           3,595
Policy loans..................................           918                             918
Real estate and real estate joint ventures....           180                             180
Other limited partnership interests...........         1,082                           1,082
Short-term investments........................           777                             777
Other invested assets.........................         1,241                           1,241
                                                     -------                         -------
     Total investments........................       $56,976                         $56,434
                                                     =======                         =======



--------

   (1) Cost for fixed maturity securities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                           DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                                  2006      2005
                                                                -------   -------


CONDENSED BALANCE SHEETS
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $38,293 and $42,526,
     respectively)............................................  $37,794   $41,947
  Equity securities available-for-sale, at estimated fair
     value (cost: $703 and $418, respectively)................      719       415
  Mortgage and consumer loans.................................    2,822     1,837
  Policy loans................................................      825       843
  Real estate and real estate joint ventures held-for-
     investment...............................................      143        71
  Real estate held-for-sale...................................        7        --
  Other limited partnership interests.........................      884     1,106
  Short-term investments......................................      186     1,219
  Investment in subsidiaries..................................    3,499     3,187
  Other invested assets.......................................      893       698
                                                                -------   -------
     Total investments........................................   47,772    51,323
Cash and cash equivalents.....................................      291       331
Accrued investment income.....................................      473       474
Premiums and other receivables................................    6,128     4,706
Deferred policy acquisition costs and value of business
  acquired....................................................    1,849     1,924
Current income tax recoverable................................       --        56
Deferred income tax assets....................................    1,281     1,113
Goodwill......................................................      646       612
Other assets..................................................      129       102
Separate account assets.......................................   19,205    19,058
                                                                -------   -------
     Total assets.............................................  $77,774   $79,699
                                                                =======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Future policy benefits......................................  $17,613   $16,337
  Policyholder account balances...............................   24,764    27,298
  Other policyholder funds....................................      213       219
  Current income taxes payable................................       46        --
  Payables for collateral under securities loaned and other
     transactions.............................................    8,152     8,620
  Other liabilities...........................................      366       734
  Separate account liabilities................................   19,205    19,058
                                                                -------   -------
     Total liabilities........................................   70,359    72,266
                                                                -------   -------
STOCKHOLDERS' EQUITY:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2006 and 2005..................................       86        86
Additional paid-in capital....................................    7,123     7,180
Retained earnings.............................................      520       581
Accumulated other comprehensive income (loss).................     (314)     (414)
                                                                -------   -------
     Total stockholders' equity...............................    7,415     7,433
                                                                -------   -------
     Total liabilities and stockholders' equity...............  $77,774   $79,699
                                                                =======   =======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                               --------------------
                                                                2006          2005
                                                               ------        ------


CONDENSED STATEMENTS OF INCOME
REVENUES
Premiums.....................................................  $  176        $  206
Universal life and investment-type product policy fees.......     381           185
Net investment income........................................   2,167         1,044
Equity in earnings of subsidiaries...........................     277           225
Other revenues...............................................      42            32
Net investment gains (losses)................................    (397)         (159)
                                                               ------        ------
  Total revenues.............................................   2,646         1,533
                                                               ------        ------
EXPENSES
Policyholder benefits and claims.............................     599           433
Interest credited to policyholder account balances...........     926           429
Other expenses...............................................     388           195
                                                               ------        ------
  Total expenses.............................................   1,913         1,057
                                                               ------        ------
Income before provision for income tax.......................     733           476
Provision for income tax.....................................     136            85
                                                               ------        ------
Net income...................................................  $  597        $  391
                                                               ======        ======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                       31,
                                                             -----------------------
                                                               2006           2005
                                                             --------       --------


CONDENSED STATEMENT OF CASH FLOWS
Net cash provided by operating activities..................  $    899       $  2,000
                                                             --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    22,406         18,453
     Equity securities.....................................       218            181
     Mortgage and consumer loans...........................       878            687
     Real estate and real estate joint ventures............       127             44
     Other limited partnership interests...................       537            152
  Purchases of:
     Fixed maturity securities.............................   (19,021)       (26,517)
     Equity securities.....................................       (62)            --
     Mortgage and consumer loans...........................    (1,870)          (460)
     Real estate and real estate joint ventures............       (53)            --
     Other limited partnership interests...................      (295)          (233)
  Net change in policy loans...............................        18              5
  Net change in short-term investments.....................     1,033            633
  Net change in other invested assets......................      (129)          (728)
  Other, net...............................................        (1)            17
                                                             --------       --------
Net cash provided by (used in) investing activities........  $  3,786       $ (7,766)
                                                             --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..............................................  $  1,633       $  7,075
     Withdrawals...........................................    (4,936)        (8,682)
  Net change in payables for collateral under securities
     loaned and other transactions.........................      (468)         7,458
  Dividends on common stock................................      (917)            --
  Other, net...............................................       (37)           (61)
                                                             --------       --------
Net cash (used in) provided by financing activities........    (4,725)         5,790
                                                             --------       --------
Change in cash and cash equivalents........................       (40)            24
Cash and cash equivalents, beginning of period.............       331            307
                                                             --------       --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...................  $    291       $    331
                                                             ========       ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Income tax............................................  $     88       $     51
                                                             ========       ========
  Non-cash transactions during the period:
     Contribution of other intangible assets, net of income
       tax.................................................  $    162       $     --
     Contribution of goodwill from MetLife, Inc. ..........  $     32       $     --
                                                             ========       ========


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

             NOTES TO CONDENSED FINANCIAL INFORMATION OF REGISTRANT

1.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC," formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 of the consolidated financial statements for further information on the Acquisition.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, financial information of the registrant has been provided for periods subsequent to the Acquisition Date only.

  BASIS OF PRESENTATION

     The condensed financial information of MetLife Connecticut should be read in conjunction with the Consolidated Financial Statements of MICC and the notes thereto (the "Consolidated Financial Statements"). These condensed nonconsolidated financial statements reflect the results of operations, financial condition and cash flows for MetLife Connecticut. Investments in subsidiaries are accounted for using the equity method of accounting prescribed by Accounting Principles Board ("APB") Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The condensed statement of income and statement of cash flows for the year ended December 31, 2005 included herein reflect the full year of operating results for MLI-USA in equity in earnings of subsidiaries.

     MetLife Connecticut's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") except as stated above which requires management to make certain estimates and assumptions. The most important of these estimates and assumptions relate to fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed financial statements and accompanying notes. Actual results could differ materially from these estimates.

     For information on the following, refer to the indicated Notes to the Consolidated Financial Statements of MICC:

     - Business, Basis of Presentation and Summary of Significant Accounting Policies (Note 1)

     - Acquisition of MetLife Insurance Company of Connecticut by MetLife, Inc. from Citigroup Inc. (Note 2)

     - Contingencies, Commitments and Guarantees (Note 12)

     - Equity (Note 14)

2.  SUPPORT AGREEMENT

     MetLife Connecticut entered into a net worth maintenance agreement with its indirect subsidiary, MetLife Europe Limited, an Irish company ("MetLife Europe"), in connection with MetLife Europe's formation. Under the agreement, MetLife Connecticut has agreed, without limitation as to amount, to cause MetLife Europe to have a minimum capital and surplus of the greater of EUR 14 million or an amount sufficient to provide solvency cover equal to 200% of the minimum solvency cover required by applicable law and regulation, as interpreted by the Irish Financial Services Regulatory Authority or any successor body, during MetLife Europe's first three years of operation and 150% thereafter, and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of MetLife Europe was in excess of the minimum capital and surplus amount referenced above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                     AS OF DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                              DAC       FUTURE POLICY     POLICYHOLDER
                                              AND    BENEFITS AND OTHER      ACCOUNT      UNEARNED
SEGMENT                                      VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE(1)
-------                                     ------   ------------------   ------------   ----------


2006
Individual................................  $4,946         $ 3,769           $20,660        $260
Institutional.............................     165          12,895            14,496           3
Corporate & Other.........................      --           4,503               (57)         --
                                            ------         -------           -------        ----
                                            $5,111         $21,167           $35,099        $263
                                            ======         =======           =======        ====
2005
Individual................................  $4,753         $ 3,452           $21,403        $141
Institutional.............................     161          11,880            16,460           1
Corporate & Other.........................      --           4,305               (23)         --
                                            ------         -------           -------        ----
                                            $4,914         $19,637           $37,840        $142
                                            ======         =======           =======        ====
2004(2)...................................  $  678         $   149           $ 4,591        $  6
                                            ======         =======           =======        ====



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

   (2) Prior to the Acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                               PREMIUM                 POLICYHOLDER   AMORTIZATION OF
                               REVENUE        NET      BENEFITS AND     DAC AND VOBA       OTHER          PREMIUMS
                             AND POLICY   INVESTMENT     INTEREST        CHARGED TO      OPERATING         WRITTEN
SEGMENT                        CHARGES      INCOME       CREDITED      OTHER EXPENSES   EXPENSES(1)   (EXCLUDING LIFE)
-------                      ----------   ----------   ------------   ---------------   -----------   ----------------


2006
Individual.................    $1,462       $  985        $  984            $481            $564             $--
Institutional..............        89        1,449         1,097               6              10               9
Corporate & Other..........        25          405            27               1             111              25
                               ------       ------        ------            ----            ----             ---
                               $1,576       $2,839        $2,108            $488            $685             $34
                               ======       ======        ======            ====            ====             ===
2005(2)
Individual.................    $  997       $  530        $  641            $287            $353             $--
Institutional..............       133          712           627               1              29               9
Corporate & Other..........        13          196            22              --               8              13
                               ------       ------        ------            ----            ----             ---
                               $1,143       $1,438        $1,290            $288            $390             $22
                               ======       ======        ======            ====            ====             ===
2004(3)....................    $  168       $  207        $  171            $115            $ 64             $--
                               ======       ======        ======            ====            ====             ===



--------

   (1) Includes other expenses excluding amortization of deferred acquisition costs and value of business acquired charged to other expenses.

   (2) Includes six months of results for MetLife Connecticut and twelve months of results for MLI-USA.

   (3) Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                                 % AMOUNT
                                                                                  ASSUMED
                                GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   --------   -------   ----------   --------


2006
Life insurance in force.......    $153,390     $119,281   $14,374     $48,483      29.6%
                                  ========     ========   =======     =======
Insurance premium
Life insurance................    $    323     $     72   $    21     $   272       7.7%
Accident and health...........         276          240        --          36        --%
                                  --------     --------   -------     -------
  Total insurance premium.....    $    599     $    312   $    21     $   308       6.8%
                                  ========     ========   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                GROSS AMOUNT    CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   -------   -------   ----------   --------


2005
Life insurance in force.......    $126,362     $93,686   $16,921     $49,597      34.1%
                                  ========     =======   =======     =======
Insurance premium
Life insurance................    $    269     $    45   $    38     $   262      14.5%
Accident and health...........         144         125        --          19        --%
                                  --------     -------   -------     -------
  Total insurance premium.....    $    413     $   170   $    38     $   281      13.5%
                                  ========     =======   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                 GROSS AMOUNT    CEDED   ASSUMED   NET AMOUNT    TO NET
                                 ------------   ------   -------   ----------   --------


2004
Life insurance in force........     $4,310      $2,759     $--       $1,551        --%
                                    ======      ======     ===       ======
Insurance premium
Life insurance.................     $   13      $    4     $--       $    9        --%
                                    ------      ------     ---       ------
  Total insurance premium......     $   13      $    4     $--       $    9        --%
                                    ======      ======     ===       ======



     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.